Prospectus
May 1, 2022

SECUREDESIGNS® VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
Security Benefit Life Insurance Company
and offered by Security Distributors, LLC
32-69179-00 2022/05/01
V6917

SECUREDESIGNS® VARIABLE ANNUITY
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
SBL Variable Annuity Account XIV
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the SecureDesigns Variable Annuity—an Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408, or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. Subject to certain conditions, such deductions will not reduce the Guaranteed Lifetime Withdrawal Benefit Rider. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called SBL Variable Annuity Account XIV (the “Separate Account”), or to the Fixed Account (if it is available under your Contract). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. Neither the refund nor the Contract Value will include any Credit Enhancements, if applicable. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Expenses for this Contract, if purchased with the Extra Credit Rider, may be higher than expenses for a contract without the Extra Credit Rider. The amount of Credit Enhancement may be more than offset by additional fees and charges. All or a portion of your Credit Enhancement may be recaptured upon cancellation of your Contract under the free look provision, surrender, withdrawal, or death.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2022
V6917
Protected by U.S. Patent No. 7,251,623 B1.32-69179-00 2022/05/01

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Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Bonus Credit — An amount added to Contract Value under the Automatic Bonus Credit Rider.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Debt — The unpaid loan balance including accrued loan interest.
Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date.
Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. The Fixed Account is not available in all states and is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5%, the 0-Year or 4-Year Alternate Withdrawal Charge Rider, or the Guaranteed Lifetime Withdrawal Benefit Rider.
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General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Guaranteed Rate — The minimum interest rate earned on Contract Value allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Participant — A Participant under a Qualified Plan.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — SBL Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
Important Information You Should Consider About the Contract

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals
If you withdraw money from your Contract within 7 years following your last
Purchase Payment, you may be assessed a surrender charge of up to 7% (as a percentage of the portion of the withdrawal amount consisting of Purchase
Payments, including any Bonus Credits paid), declining to 0% in the eighth year.
For example, if you were to withdraw $100,000 during a surrender charge period, you would be assessed a charge of up to $7,000.
Fee Table Fee Table – Examples Charges and Deductions – Contingent Deferred Sales Charge
Transaction Charges	Other than surrender charges (if any), there are no charges for other transactions (e.g., transferring money between investment options).	Not Applicable
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	FEES AND EXPENSES			Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Interest on any
Contract loans is not reflected. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table
Fee Table – Examples
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Administration Charge
Charges and Deductions
– Account Adminis-
tration Charge
Charges and Deductions
– Optional Rider Charges
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.76%	1.01%
	Investment options[2] (Underlying Fund fees and expenses)	0.59%	4.58%
	Optional benefits available for an additional charge[3] (for a single optional benefit, if elected)	0.05%	1.25%
1
As a percentage of Contract Value allocated to the Separate Account. This amount includes the account administration charge.
2
As a percentage of Underlying Fund average net assets.
3
As a percentage of Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,235.20	Highest Annual Cost: $4,855.85
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
•No optional benefits
•No sales charges or advisory fees
•No additional Purchase Payments,
transfers or withdrawals
•No Contract loans
•No Credit Enhancement amounts

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base
Contract charge, optional benefits,
and Underlying Fund fees and
expenses
•No sales charges or advisory fees
•No additional Purchase Payments,
transfers or withdrawals
•No Contract loans
•No Credit Enhancement amounts

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your Contract or the amount of money that you actually receive. Withdrawals may also reduce or terminate
Contract guarantees.
•The benefits of tax deferral, long-term income, and living benefit guarantees mean the Contract is more beneficial to investors with a long time horizon.
Charges and Deductions – Contingent Deferred Sales Charge The Contract – General
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	RISKS	Location in Prospectus
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that you choose under the Contract.
•Each investment option (including the Fixed Account, if available) has its own unique risks.
•You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security
Benefit Life Insurance Company. Any obligations (including under the Fixed
Account option), guarantees or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life
Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting www.securitybenefit.com.
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
	RESTRICTIONS	Location in Prospectus
Investments
•Certain investment options may not be available under your Contract.
•Certain Subaccounts prohibit you from transferring out and back within a period of calendar days.
•We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•There are certain restrictions on transfers between the Fixed Account and
Subaccounts.
•We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Transfers of Contract Value – Frequent Transfer Restrictions The Fixed Account – Transfers and Withdrawals from the Fixed Account Other Information – Changes to Investments
Optional Benefits
•Optional benefits are only available at Contract issue. You cannot change or cancel the benefits that you select after they are issued.
•Certain optional benefits are not available in every state and are subject to age restrictions. The 6% and 7% Guaranteed Growth Death Benefit is not
available to Texas residents.
•Certain optional benefits previously offered with the Contract are no longer available for purchase. We reserve the right to stop offering for purchase any currently available optional benefit at any time.
•Optional benefits may limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
•We do not have the right to modify or terminate an optional benefit.
Withdrawals, however, may reduce the value of an optional benefit by an amount greater than the value withdrawn or result in termination of the benefit.
Benefits Under the Contract – Optional Riders Appendix B – Riders No Longer Available - Available for Purchase Only Prior to February 1, 2010
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	TAXES	Location in Prospectus
Tax Implications
•If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. Subject to certain conditions, the Company will not treat the deduction of advisory fees as withdrawals under the
Contract for purposes of the GLWB Rider, and such deductions will not reduce benefits under the GLWB Rider. However, the deduction of advisory fees from your Contract Value will reduce the Contract Value, which could reduce the potential for increases to the benefits under the GLWB Rider.
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
The Contract – Withdrawals to Pay Advisory Fees Charges and Deductions – Deduction of Advisory Fees Federal Tax Matters Federal Tax Matters – Qualified Plans
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. Because of the withdrawal charge and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests. The Fixed Account option (if available under your Contract), which guarantees the
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principal and a minimum interest rate, may also be available for investment. If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account.
A list of the Underlying Funds currently available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, there are certain Annuity Options which permit withdrawals of Contract Value after the Annuity Start Date. Optional benefits (e.g., the Annual Stepped Up Death Benefit) terminate upon annuitization if you elect one of Annuity Options 1 through 4, 7, or 8. If you elect Annuity Option 5 or 6, the optional benefit will continue after the Annuity Start Date if you purchase the Waiver of Withdrawal Charge Rider or the 0-Year or 4-Year Alternate Withdrawal Charge Rider, and the Company will continue to deduct optional benefit charges after the Annuity Start Date.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefit. For Contract Owners aged 80 or younger on the Contract issue date, the Contract includes a standard death benefit that will pay the higher of Contract Value or total Purchase Payments (adjusted for any outstanding Contract Debt, any pro rata account administration charge, prior withdrawals, including any withdrawal charges, and any uncollected premium tax) upon your or the Annuitant’s death. For Contract Owners aged 81 and older on the Contract issue date, the standard death benefit will be equal to the Contract Value only. If you elect to purchase an optional rider that provides an enhanced death benefit for an additional charge, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
Loans. If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. A loan must be taken and repaid prior to the Annuity Commencement Date.
Waiver of Withdrawal Charge Rider. For an additional charge, under certain circumstances, we will waive your withdrawal charges.
Extra Credit Rider. For an additional cost during the first seven Contract Years, the Company adds to your Contract Value an amount known as a Credit Enhancement, which is based on a percentage of any Purchase Payments made in the first Contract Year. In the past, we offered a version of this rider at no cost. All or a portion of your Credit Enhancement may be recaptured upon free look, surrender, withdrawal, or death.
0-Year or 4-Year Alternate Withdrawal Charge. For an additional cost, this rider makes available an alternative, shorter withdrawal charge schedule. The withdrawal charge varies depending on the Purchase Payment age and will apply in lieu of the Contract’s seven-year withdrawal charge schedule.
Optional Living Benefits. Prior to February 1, 2010, we offered various optional living benefits that, for additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and may guarantee a minimum lifetime income.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but no surrender charge (if applicable) is assessed on such withdrawals, and the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. Subject to certain conditions, the Company will not treat the deduction of advisory fees as withdrawals under the Contract for purposes of the GLWB Rider, and such deductions will not reduce benefits under the GLWB Rider. See “Charges and
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Deductions – Deduction of Advisory Fees.” However, the deduction of advisory fees from your Contract Value will reduce the Contract Value, which could reduce the potential for increases to the benefits under the GLWB Rider.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts and the Fixed Account (if available) on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day each month or pursuant to a salary reduction agreement.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load on Purchase Payments	None
Maximum Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	7%[1]
Transfer Fee (per transfer)	None
1 We also refer to this charge as a contingent deferred sales charge, withdrawal charge, and sales charge. The amount of the surrender charge is determined by reference to how long your Purchase Payments or Bonus Credits have been held under the Contract. Free withdrawals are available equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, in the first Contract Year, and (2)
10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See “Full and Partial Withdrawals”
and “Contingent Deferred Sales Charge” for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase an optional rider, you will pay additional charges, as shown below.
Annual Contract Expenses
Charge
Administrative Expenses	$30.00[1]
Base Contract Expenses (as a percentage of average Contract Value)[2]	1.00%
Net Loan Interest Charge[3]	2.16%
Riders Available for Purchase with the Contract[4]
Annual Stepped Up Death Benefit	0.20%
4% Extra Credit[5]	0.55%
Waiver of Withdrawal Charge*	0.05%
Alternate Withdrawal Charge (0-Year)*	0.70%
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Charge
Alternate Withdrawal Charge (4-Year)[6]*	0.60%
* Charges for these riders will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1  We call this the account administration charge in your Contract, as well as in other places in the Prospectus. An account administration charge of $30 is deducted at each Contract anniversary, and a pro rata account administration charge is deducted: (1) upon full withdrawal of Contract
Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more on the date it is to be deducted. This fee is presented as part of the Base Contract Expenses in the section entitled “Important Information You Should Consider About Your Contract" earlier in this
Prospectus.
2  This charge is comprised of both an annual mortality and expense risk charge and an annual administration charge. The administration charge is equal to an annual rate of 0.15% and is deducted daily. The mortality and expense risk charge is 0.85% but is reduced for larger Contract
Values as follows: At least $25,000 but less than $100,000 – 0.70%; $100,000 or more – 0.60%. The minimum mortality and expense risk charge of 0.60% is deducted daily. Any mortality and expense risk charge above the minimum charge is deducted from your Contract Value on a monthly basis. During the Annuity Period, the annual mortality and expense risk charge is 1.25% for Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. The mortality and expense risk charge for Annuity Options 5 and 6 remains as described above. The account administration charge also applies during the Annuity Period. See the discussion under Base Contract Expenses
– “Mortality and Expense Risk Charge” later in this Prospectus.
3  The net loan cost equals the difference between the amount of interest the Company charges you for a loan (which will be no greater than
5.75% plus the total charges for riders you have selected) and the amount of interest the Company credits to the Loan Account, which is 3.0%.
4 If you purchase any optional riders, the charge will be calculated as a percentage of Contract Value and deducted from your Contract Value.
Total rider charges cannot exceed 2.00% of Contract Value for riders elected prior to February 1, 2010 (1.00% for Contracts issued prior to
June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).
5 The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
6  If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See “Alternate Withdrawal Charge.”

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	Charge
Riders No Longer Available – Available for Purchase ONLY Prior to February 1, 2010
Guaranteed Lifetime Withdrawal Benefit (One Covered Person)	0.85%[7]
Guaranteed Lifetime Withdrawal Benefit (Two Covered Persons)	1.25%[7]
3% Guaranteed Minimum Income Benefit	0.15%
5% Guaranteed Minimum Income Benefit	0.30%
6% Dollar for Dollar Guaranteed Minimum Income Benefit	0.60%[6]
3% Guaranteed Growth Death Benefit	0.10%
5% Guaranteed Growth Death Benefit	0.20%
6% Guaranteed Growth Death Benefit[8]	0.25%
7% Guaranteed Growth Death Benefit[8]	0.30%
Combined Annual Stepped Up and Guaranteed Growth Death Benefit	0.25%
Enhanced Death Benefit	0.25%
Combined Enhanced and Annual Stepped Up Death Benefit	0.35%
Combined Enhanced and Guaranteed Growth Death Benefit	0.35%
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit	0.40%
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit	0.85%
3% Extra Credit[9]	0.40%
5% Extra Credit[9]	0.70%
	Current	Maximum
Guaranteed Minimum Withdrawal Benefit[10]	0.45%	1.10%
Total Protection[11]	0.85%	1.45%
6
The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your rider on or after January 1, 2005.
However, if the Company issued your rider prior to that date, the charge is 0.55%.
7
The Company will deduct the charge for this rider until the earlier of termination of the rider or the date your Contract Value is reduced to zero.
8
Not available to Texas residents.
9
The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
10
The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum
Withdrawal Benefit” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value (1.00% for Contracts issued prior to June
19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).
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The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix B – Riders No
Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal
Charge Rider).

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.59%	4.58%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.59%	2.07%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2023.

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Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the most expensive combination of optional benefits available for an additional charge. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$13,764.20	$27,115.33	$39,013.86	$67,142.02
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$7,557.27	$22,074.28	$35,829.52	$67,142.02
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$10,040.10	$16,814.36	$22,789.31	$39,227.59
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$3,693.52	$11,228.67	$18,965.74	$39,227.59
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A withdrawal charge may be assessed on withdrawals and surrenders, and it could be substantial. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. A tax may be assessed on withdrawals and surrenders, and it could be substantial. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of certain optional benefits by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of
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large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and guaranteed rider benefits and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Disruption Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts (such as Russia’s invasion of the Ukraine and the resulting response by the United States and other countries). For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Credit Enhancement Risk — Expenses for a Contract with a Credit Enhancement may be higher than for a Contract without a Credit Enhancement. The amount of the Purchase Payment credit may be more than offset by the fees and charges associated with the credit. In addition, Credit Enhancements are excluded from the calculation of the optional living and death benefits. This means that, unlike Purchase Payments, Credit Enhancements do not increase the value of such benefits.
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit and guaranteed rider benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. Subject to certain conditions, the Company will not treat the deduction of advisory fees as withdrawals under the Contract for purposes of the GLWB Rider, and such deductions will not reduce benefits under the GLWB Rider. However, the deduction of advisory fees from your Contract Value will reduce the Contract Value, which could reduce the potential for increases to the benefits under the GLWB Rider.
Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2021, the Company had total assets under management of approximately $46.5 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
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The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
NEA Retirement Program — The NEA Retirement Program provides investment products, including the Contract, in connection with retirement plans sponsored by school districts and other employers of NEA members and individual retirement accounts established by NEA members (“NEA Retirement products”). The Contract is made available under the NEA Retirement Program pursuant to an agreement (the “Agreement”) between the Company and NEA’s Member Benefits Corporation (“MBC”), a wholly-owned subsidiary of the National Education Association of the United States (the “NEA”). Certain local school districts do not allow NEA Retirement products to be made available in their district; as a result, the NEA Retirement Program may not be available in all districts.
Under the Agreement:
•
The Company and its affiliates have the exclusive right to offer NEA Retirement products, including the Contract, under the NEA Retirement Program. However, employers of NEA members are not required to make available NEA Retirement products, and NEA members are not required to select products from any particular provider.
•
During the term of the Agreement, MBC may not enter into arrangements with other providers of similar investment programs or otherwise promote to employers of NEA members or to NEA members any investment products that compete with NEA Retirement products offered by the Company and its affiliates, except for products MBC may, subject to limitations of the Agreement, make available in the future through the members-only section of NEA’s website.
•
MBC promotes the NEA Retirement Program to employers of NEA members and to NEA members and provides certain services in connection with the NEA Retirement Program (e.g., monitoring the satisfaction of NEA members with the NEA Retirement Program, mailing welcome letters to members who purchase the Contract, listing NEA Retirement products in their membership accounts and directing participant phone calls to the Company.)
•
MBC provides direct marketing assistance and cooperation to the Company in connection with the NEA Retirement Program.
Pursuant to the Agreement, which was entered into in July 2014 to replace a prior agreement, the Company pays MBC an annual fee for services provided. The annual base fee for the period beginning September 1, 2021 is $3,827,256 with quarterly payments of $956,814. You may wish to take into account the Agreement and the fee paid to MBC when considering and evaluating any communications relating to the Contract.
Neither the NEA nor MBC is registered as a broker-dealer or has a role in distributing the Contract or in providing any securities brokerage services. The Company and its affiliates are not affiliated with the NEA or MBC.
MBC, an investment adviser registered with the SEC, monitors performance of investment options made available under the NEA Retirement Program, including the Subaccounts. MBC evaluates and tracks such performance monthly, using independent, publicly available ranking services. MBC makes its monthly reports available to NEA members. Upon your request, MBC will deliver a copy of Part II of its Form ADV, which contains more information about how MBC evaluates and tracks performance and how the fees it receives from the Company are calculated. You may request a copy of such form by calling MBC at 1-800-637-4636.
Other Information. The Contract also may be offered in certain school districts pursuant to other arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. Neither the NEA nor MBC is a party to these arrangements. Under these arrangements, such entities may provide services, such as advertising and promotion, and/or may facilitate their members’ access to the Contract and to other products issued by the Company and its affiliates. There also may be an understanding that these entities may make endorsements. The Company and/or certain of its affiliates may pay fees to these entities under such arrangements. You may wish to take into account these arrangements, including any fees paid, when considering and evaluating any communications relating to the Contract. For more information concerning these arrangements, please see the Statement of Additional Information.
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Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent, the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company. We do not guarantee the investment results of the Separate Account.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. Investing in Underlying Funds with managed volatility strategies may impact the value of certain guaranteed rider benefits. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and
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partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies as other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting https://dfinview.com/SecurityBenefit/TAHD/814121612?site=PSBL.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0% to 0.35% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub- advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.10% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
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For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
Contingent Deferred Sales Charge — We also refer to this charge as the surrender charge, sales charge, or withdrawal charge in this Prospectus. The Company does not deduct sales charges from Purchase Payments before crediting them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. Purchase Payments include any Bonus Credits for purposes of assessing the withdrawal charge. As such, any Bonus Credits are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Credits. Purchase Payments do not include Credit Enhancements for the purpose of assessing the withdrawal charge.
The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.
The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments and/or Bonus Credits that exceeds the free withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Withdrawals are considered to come first from Purchase Payments, then Bonus Credits in the order they were received and then from earnings. Free withdrawal amounts do not reduce Purchase Payments and/or Bonus Credits for the purpose of determining future withdrawal charges. Also, under the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the free withdrawal amount otherwise available in that Contract Year.
The amount of the charge will depend on how long your Purchase Payments and/or Bonus Credits have been held under the Contract. Each Purchase Payment and Bonus Credit is considered to have a certain “age,” depending
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on the length of time since the Purchase Payment or Bonus Credit was effective. A Purchase Payment or Bonus Credit is “age one” in the year beginning on the date the Purchase Payment or Bonus Credit is applied by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:
Purchase Payment or Bonus Credit Age (in years)	Withdrawal Charge
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%
The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. If we deduct the withdrawal charge from your remaining Contract Value, the withdrawal charge is also subject to a withdrawal charge.
Example of Withdrawal Charge Deducted from Withdrawal Payment and Deducted from Remaining Contract Value. Assume:
(i)
A withdrawal of $20,000 is requested in Contract Year 2
(ii)
The remaining free withdrawal amount in Contract Year 2 is $10,000
If the Owner requests that the withdrawal charge be deducted from the withdrawal payment, the withdrawal charge would be $700, calculated as follows:
(Withdrawal Amount – Remaining Free Withdrawal Amount) x Withdrawal Charge %
($20,000 - $10,000) x 7% = $700
The $700 withdrawal charge is deducted from the withdrawal payment before the Company sends it to the Owner. The Contract Value decreases by $20,000 and the Owner receives a total payment of $19,300 ($20,000 - $700).
If the Owner requests that the withdrawal charge be deducted from the remaining Contract Value, the withdrawal charge would be $752.69, calculated as follows:
(Withdrawal Amount - Remaining Free Withdrawal Amount)	x	Withdrawal Charge %
1– Withdrawal Charge %
($20,000 - $10,000) x (7% / (1 - 7%))
$10,000 x (7% / 93%)
$10,000 x 7.5269% = $752.69
The $752.69 withdrawal charge is deducted from the Contract Value. The Contract Value decreases by $20,752.69 ($20,000 + $752.69) and the Owner receives a total payment of $20,000.
In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments and Bonus Credits paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) Annuity Options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.
The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not
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recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the mortality and expense risk charge.
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. Currently, in Maine, South Dakota and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Contract. Those amounts are currently 2.00%, 1.25% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5% but are subject to change by a governmental entity.
Deduction of Advisory Fees — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. However, no surrender charges will apply to such deductions, and the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. Withdrawals will not reduce benefits under the GLWB Rider, as long as the following conditions are met: (1) the withdrawals are the only amount withdrawn in that Contract Year; (2) the withdrawals are for the purpose of paying fees to a registered investment adviser for services rendered to the Owner in connection with the Contract; (3) we are making payment(s) to the registered investment adviser from such withdrawals on behalf of the Owner; and the withdrawals do not exceed: (a) in the first Contract Year, 2.0% of Purchase Payments (including any Credit Enhancement and/or Bonus Credit), and (b) for all other Contract Years, 2.0% of your Contract Value as of the beginning of the Contract Year. However, the deduction of advisory fees from your Contract Value will reduce the Contract Value, which could reduce the potential for increases to the benefits under the GLWB Rider. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
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Annual Contract Expenses
Administrative Expenses
Account Administration Charge — The Company deducts an account administration charge of $30 from Contract Value at each Contract anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.
Base Contract Expenses
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.60%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	0.85%
At least $25,000 but less than $100,000	0.70%
$100,000 or more	0.60%
During the Annuity Period, the mortality and expense risk charge is as follows:
Annuity Option	Annual Mortality and Expense Risk Charge
Annuity Options 5 & 6	See table immediately above.
Annuity Options 1-4, 7 & 8	1.25%
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge — The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contracts and operation of the Subaccounts.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds” for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as intermediary for, the
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Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.
Loan Interest Charge — The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to 5.16% plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Optional Rider Charges — In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue.
The Company deducts a monthly charge from the Contract Value for any riders elected by the Owner. The Company will deduct the monthly rider charge from the Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8. If you elect Annuity Option 5 or 6, the Company will deduct the monthly rider charge for the life of the Contract if you purchase the Waiver of Withdrawal Charge Rider or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date, and the charge for the Guaranteed Lifetime Withdrawal Benefit Rider is deducted until the earlier of termination of the rider or the date the Contract Value is reduced to zero. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. You may not select riders with total charges in excess of 2.00% of Contract Value, for riders elected prior to February 1, 2010.
As noted in the table, certain riders are no longer available for purchase. For more information on these riders, please see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and Appendix C – Automatic Bonus Credit Rider.
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Optional Rider Expenses (as a percentage of Contract Value)
	Annual Rider Charge
Riders Available For Purchase With The Contract
Annual Stepped Up Death Benefit	0.20%
4% Extra Credit[1]	0.55%
Waiver of Withdrawal Charge*	0.05%
Alternate Withdrawal Charge (0-Year)*	0.70%
Alternate Withdrawal Charge (4-Year)[2]*	0.60%[3]
Riders No Longer Available – Available For Purchase ONLY Prior To February 1, 2010
Guaranteed Lifetime Withdrawal Benefit (One Covered Person)	0.85%[4]
Guaranteed Lifetime Withdrawal Benefit (Two Covered Person)	1.25%[4]
3% Guaranteed Minimum Income Benefit	0.15%
5% Guaranteed Minimum Income Benefit	0.30%
6% Dollar for Dollar Guaranteed Minimum Income Benefit	0.60%
3% Guaranteed Growth Death Benefit	0.10%
5% Guaranteed Growth Death Benefit	0.20%
6% Guaranteed Growth Death Benefit[5]	0.25%
7% Guaranteed Growth Death Benefit[5]	0.30%
Combined Annual Stepped Up and Guaranteed Growth Death Benefit	0.25%
Enhanced Death Benefit	0.25%
Combined Enhanced and Annual Stepped Up Death Benefit	0.35%
Combined Enhanced and Guaranteed Growth Death Benefit	0.35%
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit	0.40%
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit	0.85%
3% Extra Credit[1]	0.40%
5% Extra Credit[1]	0.70%
	Current	Maximum
Guaranteed Minimum Withdrawal Benefit[6]	0.45%	1.10%
Total Protection[7]	0.85%	1.45%
*
Charges for these riders will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1
The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
2
If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See “Alternate Withdrawal Charge.”
3
The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your rider on or after January 1, 2005.
However, if the Company issued your rider prior to that date, the charge is 0.55%.
4
The Company will deduct the charge for this rider until the earlier of termination of the rider or the date your Contract Value is reduced to zero.
5
Not available to Texas residents.
6
The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum
Withdrawal Benefit” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value for riders elected prior to February 1, 2010
(1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).
7
The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix B – Riders No
Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value for riders elected prior to February 1, 2010 (1.00% for Contracts issued prior to June 19,
2006 with a 0-Year Alternate Withdrawal Charge Rider).

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Guarantee of Certain Charges — The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 0.85% (1.25% during the Annuity Period) of each Subaccount’s average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount’s average daily net assets; and (3) the account administration charge will not exceed $30 per year.
Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.
The Contract is available for purchase by an individual as a nontax qualified contract (“Non-Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408, or 408A of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Your Contract may permit you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, a guaranteed minimum withdrawal benefit rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in,
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among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Owner’s account to government regulators. In addition, the Company may be required to block the Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
If you purchased the Guaranteed Lifetime Withdrawal Benefit Rider, we reserve the right to refuse to accept subsequent Purchase Payments, and/or limit the amount of any subsequent Purchase Payments that we do accept, following the Rider Start Date. If we exercise our right to refuse to accept subsequent Purchase Payments, your Benefit Step-up Base and Benefit Roll-up Base may not be increased by making additional Purchase Payments. In turn, you will be unable to increase your Annual Amount through subsequent Purchase Payments.
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Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts and/or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account (if available).
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and/or the Fixed Account in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Invesco V.I. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts, and the effective date on which the Subaccounts were closed or will close.
Closed Subaccounts	Effective Date
American Century VP Mid Cap Value	May 1, 2015
Lord Abbett Series Developing Growth VC	May 5, 2021
In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Invesco V.I. Government Money Market Subaccount (including cases in which an Extra Credit Rider is in effect). If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
•
If you had Contract Value allocated to the American Century VP Mid Cap Value Subaccount on May 1, 2015, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments
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or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the American Century VP Mid Cap Value Subaccount pursuant to an Automatic Allocation Program will remain in effect.
•
If you had Contract Value allocated to the Lord Abbett Series Developing Growth VC Subaccount on May 5, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Lord Abbett Series Developing Growth VC Subaccount pursuant to an Automatic Allocation Program will remain in effect.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis, or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
If the Fixed Account is available under your Contract, you may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each
27

Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer or, in the case of a new Contract, will allocate the initial Purchase Payment among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the close of a Valuation Date (normally 3:00 p.m. Central Time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
You may also transfer Contract Value to the Fixed Account, provided that the Fixed Account is available under your Contract. Transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.” The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Invesco V.I. Government Money Market Subaccount. In addition, transfers are subject to the frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as described below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and
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administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•
the total dollar amount being transferred;
•
the number of transfers you made within a period of time;
•
transfers to and from (or from and to) the same Subaccount;
•
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
There is a risk that some Owners and Participants may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim VIF SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the Guggenheim VIF SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
AB VPS Dynamic Asset Allocation, AB VPS Small/Mid Cap Value	30 days
American Century VP Ultra®, American Century VP Mid Cap Value, American Century VP Value	30 days
American Funds IS® Asset Allocation, American Funds IS® Capital World Bond Fund,
American Funds IS® Global Growth, American Funds IS® Growth-Income, American Funds
IS® International, American Funds IS® New World
30 days
BlackRock Equity Dividend V.I., BlackRock Global Allocation V.I. BlackRock High Yield V.I.	30 days
BNY Mellon IP MidCap Stock, BNY Mellon IP Small Cap Stock Index, BNY Mellon IP Technology Growth, BNY Mellon VIF Appreciation	60 days
ClearBridge Variable Aggressive Growth, ClearBridge Variable Small Cap Growth	30 days
Fidelity® VIP Equity-Income, Fidelity® VIP Growth & Income, Fidelity® VIP Growth Opportunities, Fidelity® VIP High Income, Fidelity® VIP Overseas	60 days
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Subaccount	Transfer Block Restriction (# of Calendar Days)
Franklin Allocation VIP Fund, Franklin Income VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund	30 days
Guggenheim VIF All Cap Value, Guggenheim VIF Alpha Opportunity, Guggenheim VIF
Floating Rate Strategies, Guggenheim VIF Global Managed Futures Strategy, Guggenheim
VIF High Yield, Guggenheim VIF Large Cap Value, Guggenheim VIF Long Short Equity,
Guggenheim VIF Managed Asset Allocation, Guggenheim VIF Multi-Hedge Strategies,
Guggenheim VIF Small Cap, Guggenheim VIF SMid Cap Value, Guggenheim VIF
StylePlus Large Core, Guggenheim VIF StylePlus Large Growth, Guggenheim VIF
StylePlus Mid Growth, Guggenheim VIF StylePlus Small Growth, Guggenheim VIF Total
Return Bond, Guggenheim VIF World Equity Income
30 days
Invesco V.I. American Value, Invesco V.I. Comstock, Invesco V.I. Core Plus Bond, Invesco
V.I. Discovery Mid Cap Growth Fund, Invesco V.I. Equity and Income, Invesco V.I. EQV
International Equity, Invesco V.I. Global Fund, Invesco V.I. Global Real Estate, Invesco V.I.
Government Securities, Invesco V.I. Health Care, Invesco V.I. Main Street Mid Cap Fund®,
Invesco V.I. Main Street Small Cap Fund®
30 days
Invesco V.I. Government Money Market	Unlimited
Delaware Ivy VIP Asset Strategy	60 days
Janus Henderson VIT Enterprise, Janus Henderson VIT Research	30 days
JPMorgan Insurance Trust Core Bond Portfolio	30 days
Lord Abbett Series Bond-Debenture VC, Lord Abbett Series Developing Growth VC	30 days
MFS® VIT II Research International, MFS® VIT Total Return, MFS® VIT Utilities	30 days
Morgan Stanley VIF Emerging Markets Equity	30 days
Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF
Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio,
Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF
Asset Allocation Portfolio
30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging
Markets Bond, PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged), PIMCO VIT
Low Duration, PIMCO VIT Real Return, PIMCO VIT Total Return
30 days
Putnam VT Small Cap Value	30 days
Royce Micro-Cap	30 days
T. Rowe Price Health Sciences	30 days
Templeton Developing Markets VIP Fund, Templeton Global Bond VIP Fund	30 days
Western Asset Variable Global High Yield Bond	30 days
In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners and Participants, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners and Participants who violate the frequent transfer policies established by the Underlying Fund.
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Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner or Participant in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner or Participant, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Owners and Participants seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners and Participants determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners and Participants without special arrangement, waiver, or exception, aside from allocations to the Invesco V.I. Government Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Invesco V.I. Government Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Owners and Participants bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and Participants and, as a result, the Company will inadvertently treat those Owners and Participants differently than Owners and Participants it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners and Participants may be treated differently than others. Consequently, there is a risk that some Owners and Participants may be able to engage in market timing while others suffer the adverse effects of such trading activities.
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Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
•
Investment performance of the Subaccounts to which you have allocated Contract Value,
•
Interest credited to the Fixed Account,
•
Payment of Purchase Payments,
•
The amount of any outstanding Contract Debt,
•
Full and partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), and
•
Charges assessed in connection with the Contract, including charges for any optional Riders selected.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements and Bonus Credits, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as loans, full or partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any applicable requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.60%, (5) the administration charge under the Contract of 0.15%, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 0.60% and the administration charge of 0.15% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The
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Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us prior to any announced closing of regular trading on the NYSE (the “cut-off time”) to be processed on the current Valuation Date. The NYSE normally closes at 3:00 p.m. Central time so financial transactions normally must be received prior to that time. Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including systematic withdrawals and withdrawals to pay investment advisory fees, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals and withdrawals to pay investment advisory fees) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and the written consent of any effective assignee or irrevocable beneficiary, if applicable).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments and/or Bonus Credits that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.” If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.” The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, and national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charge on partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees) from Purchase Payments and/or Bonus Credits that have been held in the Contract for less than 7 years will be deducted from the requested payment amount as will any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any
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premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, any premium tax charge, and a percentage of any Credit Enhancements that have not yet vested. See “Premium Tax Charge” and “Extra Credit.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
If a partial withdrawal (other than a systematic withdrawal or a withdrawal to pay investment advisory fees) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. No surrender charges will be assessed on a withdrawal to pay advisory fees and the deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce death benefits and any guaranteed benefit values, perhaps significantly. Subject to certain conditions, such deductions will not reduce the Guaranteed Lifetime Withdrawal Benefit Rider values. However, such deductions will still result in a reduction in your Contract Value, which could reduce death benefits and reduce the potential for increases in any guaranteed benefits under the Guaranteed Lifetime Withdrawal Benefit Rider. See “Benefits Under the Contract – Optional Riders.”
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or the Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charges and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
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If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.” If you purchased the Guaranteed Lifetime Withdrawal Benefit Rider, we will not automatically cancel any existing systematic withdrawals that you have established. Since “Excess Withdrawals” may significantly reduce or even eliminate your ability to make lifetime withdrawals under the rider, you should consider whether any existing systematic withdrawals should be adjusted. See “Guaranteed Lifetime Withdrawal Benefit Rider” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010.
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you, as of the Valuation Date on which the Company receives your Contract, Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we received your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements and/or Bonus Credits. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Credits from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Credits during the Free-Look Period.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancements); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be calculated as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner (or Annuitant, if the
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Owner is not a natural person) was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider were in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death).
If any Owner (or Annuitant, if the Owner is not a natural person) was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.
If you purchased one of the optional riders that provides an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of the Annual Stepped Up Death Benefit Rider above, as well as the discussion of the Guaranteed Growth Death Benefit Rider; Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider; Enhanced Death Benefit Rider; Combined Enhanced and Annual Stepped Up Death Benefit Rider; Combined Enhanced and Guaranteed Growth Death Benefit Rider; Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Rider; 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider; and Total Protection Rider in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. No Credit Enhancements will be recaptured from the Death Benefit that are attributable to amounts allocated to the Fixed Account.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Participant has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner’s death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing or other approved means at our Administrative Office.
Example of the Standard Death Benefit. Assume:
(i)
The initial Purchase Payment is $100,000
(ii)
The Owner takes one withdrawal of $10,000 over the life of the Contract
(iii)
At the time of the Owner’s death, the Contract Value is $89,000
(iv)
There is no outstanding Contract Debt and no unvested Credit Enhancements at the time of the Owner’s death
If the Owner was 80 years old or younger on the Contract Date, the standard death benefit is the greater of the Contract Value or total Purchase Payments less any withdrawals (including withdrawal charges). The Contract
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Value is $89,000, and the amount of total Purchase Payments less withdrawals and withdrawal charges is $90,000. Thus, the death benefit is $90,000.
If the Owner was 81 years or older on the Contract Date, the standard death benefit is the Contract Value, which is $89,000.
Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)
The Contract Value grows at an annual rate of 3%.
(iii)
An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
Distribution Requirements — The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For Contracts issued in connection with a Non-Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and the Contract Value will not be adjusted to reflect the
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amount of any death benefit; provided, however, that the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Please note that any death benefit we may pay in excess of the Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available or have previously been offered. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit – Contract Issue Age 81 and Older	Provides a death benefit equal to the Contract Value.	There is no charge for this option.
•The death benefit will be reduced by any outstanding Contract
Debt, any pro rata account administration charge and any
uncollected premium tax.
•The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Standard Death Benefit – Contract Issue Age 80 or Younger	Provides a death benefit equal to the greater of all Purchase Payments less any withdrawals, including withdrawal charges, or the Contract Value.	There is no charge for this option.
•The death benefit will be reduced by any outstanding Contract
Debt, any pro rata account administration charge and any
uncollected premium tax.
•Purchase Payments do not include any Credit Enhancements
and/or Bonus Credits.
•The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Systematic Withdrawals	Allows you to set up automatic periodic payments from your Contract Value.	There is no charge for this option.	•Each payment must be at least $100 (unless we consent otherwise). •Withdrawals may be subject to income tax and penalties.
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Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts and the Fixed Account, if available.	There is no charge for this option.
•The minimum amount that may be transferred to any one
Subaccount is $25.00.
•The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
•Transfers can be made for a fixed period of time, until the total amount elected has been transferred, or until the Contract Value in the Subaccount from which transfers are made has been depleted.
•After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	•The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
DCA Plus Account
Interest is credited to the portion
of your initial Purchase Payment
allocated to the DCA Plus
Account which is part of the
Company’s Fixed Account, and
amounts are systematically
transferred monthly to the
Subaccounts over the DCA Plus
Period, per your election.
There is no charge for this option.
•The rate of Current Interest credited to the DCA Plus Account will be fixed for the applicable DCA Plus Period (a six-month or
12-month period that begins as of the Valuation Date your
Purchase Payment is applied to the DCA Plus Account).
•The rate of interest for the Fixed Account allocations could be higher.
•You may only allocate Purchase Payments to the DCA Plus
Account. Transfers of Contract Value are not permitted.
•Not available if you have purchased the Extra Credit Rider at 3%,
4% or 5%, the 0-Year or 4-Year Alternate Withdrawal Charge Rider
or the Guaranteed Lifetime Withdrawal Benefit Rider, or if the DCA
Plus Period has expired.
•Not available in all states.

Optional Benefits Currently Available
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (excluding Credit Enhancements and Bonus Credits) less any withdrawals and withdrawal charges, (2) the Contract Value, or (3) the Stepped Up Death Benefit.	0.20%
•We will recapture any Credit Enhancements, if applicable, during the 12 months preceding the Owner’s date of death.
•The death benefit is no longer eligible to “step up” on any Contract anniversary following your 81st birthday.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value as of the
Valuation Date such proof of death and instructions are received by the Company.
•Available if the Owner is 79 or younger on the Contract Date.
•Available at Contract issue only.
•The benefit will terminate at the Annuity Start Date.
•The death benefit will be reduced by any outstanding Contract
Debt, pro rata account administration charge, and premium tax.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

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Optional Benefits Currently Available
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Waiver of Withdrawal Charge	Provides a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65, (2) confinement to a nursing home, or (3) terminal illness.	0.05%
•Subject to a written physician’s statement acceptable to the
Company or a certified Social Security finding of disability.
•We will recapture any Credit Enhancements, if applicable, credited during the 12 months preceding any withdrawal.
•You will receive no benefit from the disability portion of this rider
(and the rider charge will remain the same) if your purchase the
Contract with this rider after age 65.
•The benefit differs and is not available in certain states.
•Available at Contract issue only.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

Alternate Withdrawal Charge (0-Year)	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s 7-year withdrawal charge schedule.	0.70%
•Not available with the Fixed Account.
•We may recapture any Credit Enhancement, if applicable, in the event of a full or partial withdrawal.
•Available at Contract issue only.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

Alternate Withdrawal Charge (4-Year)[1]	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s 7-year withdrawal charge schedule.	0.60%[2]
•Not available with the Fixed Account.
•We may recapture any Credit Enhancement, if applicable, in the event of a full or partial withdrawal.
•Available at Contract issue only.
•If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a particular state, the 3-Year Withdrawal Charge Rider is available for a fee of 0.40%.
•This rider may provide a benefit only if a withdrawal is taken in the five to seven Contract Years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the 7-year schedule.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

4% Extra Credit	Provides a Credit Enhancement equal to 4% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	0.55%
•Credit Enhancements are only applied to Purchase Payments
received in the first Contract Year. If Purchase Payments are made in subsequent Contract Years, the charge for this benefit will increase proportionately in relation to those Purchase Payments and no additional Credit Enhancement will be applied.
•Not available with the Fixed Account.
•You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•Credit Enhancements are not fully vested until the seventh Contract anniversary. Until that date, all or a portion of the Credit
Enhancement(s) will be forfeited under certain circumstances.
•Available at Contract issue only.
•Available if the Owner is age 80 or younger on the Contract Date.

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Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Automatic Bonus Credit (Available May 1, 2005 through December 31, 2007)	Provided a Bonus Credit, which was automatically added to Contract Value, equal to 2% of each Purchase Payment made in the first Contract Year.	There was no charge for this benefit
•Bonus Credits are only applied to Purchase Payments received in the first Contract Year.
•Bonus Credit is subject to any applicable withdrawal charge.
•Available for Contracts purchased in connection with the transfer or exchange of a variable annuity contract issued by another
insurance company, provided the initial Purchase Payment was received no later than February 28, 2008.
•Not available with the 0-Year Alternate Withdrawal Charge Rider.
•If you also elected a 4-Year Alternate Withdrawal Charge Rider, your Bonus Credit was equal to 1%, not 2%, of each Purchase
Payment received in the first Contract Year.
•Available if any Owner was age 80 or younger on the Contract
Date.

Guaranteed Growth Death Benefit
Provides an enhanced death
benefit equal to the Purchase
Payments and any Credit
Enhancements and/or Bonus
Credits, less premium tax and
any withdrawals, increased at an
annual effective rate of interest
(which you elect when you
purchase the benefit) adjusted for
withdrawals.
		3%: 0.10%
•The death benefit is no longer subject to increase following the
Contract anniversary after your 80th birthday.
•The 6% and 7% Guaranteed Growth Death Benefit is not available to Texas residents.
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If you elect the Guaranteed Growth Death Benefit at 5%, 6% or
7%, the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market
Subaccount, the Fixed Account and the Loan Account.
•The death benefit is capped at an amount equal to 200% of
Purchase Payments (not including any Credit Enhancements
and/or Bonus Credits), less premium tax and any withdrawals, including withdrawal charges.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the
Valuation Date such proof of death and instructions are received by the Company.
•Available only if the Owner was age 79 or younger on the Contract
Date.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

		5%: 0.20%
		6%: 0.25%
		7%: 0.30%
Enhanced Death Benefit	Provides an enhanced death benefit equal to your Contract Value increased by an enhanced amount based on a percentage of Contract gains.	0.25%
•The enhanced death benefit amount is calculated using a lower percentage for Contract issue age 70 or older.
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the
Valuation Date such proof of death and instructions are received by the Company.
•Available only if the Owner was age 79 or younger on the Contract
Date.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

41

Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Guaranteed Lifetime Withdrawal Benefit (“GLWB”) (One or Two Covered Person)	Provides lifetime minimum income regardless of investment performance, provided you do not take Excess Withdrawals.	One Covered Person: 0.85%
•Not available with the Fixed Account.
•We reserve the right to restrict subsequent Purchase Payments.
•Certain withdrawals could significantly reduce or even terminate the benefit.
•Contract loans are not available while the rider is in effect.
•Not available with the Guaranteed Minimum Income Benefit Rider at 3% or 5%, the 6% Dollar for Dollar Guaranteed Minimum Income
Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum
Income Benefit and Guaranteed Minimum Death Benefit Rider,
and/or the Total Protection Rider.
•Available only if the age of the Covered Person was at least 55 but no older than 80 on the rider purchase date.
•The Company will not treat the deduction of advisory fees as withdrawals under the Contract for purposes of the GLWB Rider and such deductions will not reduce benefits under the GLWB
Rider as long as the following conditions are met: (1) the
withdrawals are the only amount withdrawn in the Contract Year;
(2) the withdrawals are for the purpose of paying fees to a
registered investment adviser for services rendered to the Owner in connection with the Contract; (3) we are making payment(s) to the registered investment adviser from such withdrawals on behalf of the Owner; and (4) the withdrawals do not exceed: (a) in the first
Contract Year, 2.0% of Purchase Payments (including any Credit
Enhancement and/or Bonus Credit), and (b) for all other Contract
Years, 2.0% of your Contract Value as of the beginning of the
Contract Year. However, the deduction of advisory fees from your
Contract Value will reduce the Contract Value, which could reduce the potential for increases to the benefits under the GLWB Rider.

Two Covered Persons: 1.25%
Guaranteed Minimum Withdrawal Benefit
Permits you to withdraw up to a
specified amount each Contract
Year, regardless of the
performance of your Contract
Value, until the Remaining Benefit
Amount is reduced to $0. You
may periodically increase the
Benefit Amount through resets.
Current: 0.45%
•You are only eligible to reset the remaining Benefit Amount every five years.
•The rider charge may be increased in the event that you elect a reset.
•While this rider is in effect, we reserve right to restrict subsequent
Purchase Payments.
•Available only if the Owner and Annuitant were age 85 or younger on the rider purchase date.
•Certain withdrawals could significantly reduce or even terminate the benefit.
•If a withdrawal (including a withdrawal to pay advisory fees)
exceeds the Annual Withdrawal Amount, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual Withdrawal Amount, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by substantially more than the actual amount of the withdrawal.

Max: 1.10%[3]
Guaranteed Minimum Income Benefit (3% or 5%)	Provides a minimum amount (“Minimum Income Benefit”), based on a 3% or 5% crediting rate, for the purchase of a fixed Annuity only.	3%: 0.15%
•You may only apply the Minimum Income Benefit to purchase
certain fixed Annuity options.
•You may not exercise this benefit or convert it to an income stream until your 10th Contract anniversary.
•If you elected the benefit at 5%, the Company credits a maximum rate of 4% for amounts allocated to the Invesco V.I. Government
Money Market, the Fixed Account and the Loan Account.
•Available only if the Owner was age 79 or younger on the Contract
Date.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

5%: 0.30%
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Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
6% Dollar for Dollar Guaranteed Minimum Income Benefit (formerly the Dollar for Dollar Living Benefit)	Provides a minimum amount “Minimum Income Benefit”), based on a 6% crediting rate, for purchase of a fixed Annuity, and allows withdrawal of a specified amount each Contract Year (“Annual Limit”) without a proportional reduction to the Minimum Income Benefit.	0.60%
•The Company credits a maximum rate of 3%, not 6%, for amounts allocated to Invesco V.I. Government Money Market Subaccount,
Fixed Account, PIMCO Low Duration Subaccount and the Loan
Account.
•You may not exercise this benefit or convert it to an income stream until the 10th anniversary of the rider purchase date.
•The Minimum Income Benefit is not subject to increase following the Contract anniversary after the Annuitant’s 80th birthday.
•The Annual Limit decreases if withdrawals in excess of the Annual
Limit are made in a Contract Year.
•Any portion of the Annual Limit not withdrawn in a Contract Year cannot be carried over to a subsequent Contract Year.
•The Alternate Benefit, which provides certain fixed annuity payments for a period of 15 years, can only be elected on the 10th anniversary of the rider purchase date.
•Available only if the age of the Annuitant was 79 or younger on the
Contract Date.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Extra Credit (3% or 5%)	Provides a Credit Enhancement equal to 3% or 5% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	3%: 0.40%
•Not available with the Fixed Account.
•You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•Credit Enhancements are subject to recapture under certain
circumstances.
•Available at Contract issue only.
•Available only if the Owner was age 80 or younger on the Contract
Date.

		5%: 0.70%
Combined Annual Stepped Up and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greater of the Stepped Up Death Benefit and the Guaranteed Growth Death Benefit.	0.25%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the
Valuation Date such proof of death and instructions are received by the Company.
•Available only if the Owner was age 79 or younger on the Contract
Date.
•See Annual Stepped Up Death Benefit and Guaranteed Growth
Benefit above.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

43

Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Combined Enhanced and Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (less any withdrawals, including withdrawal charges), (2) the Contract Value plus the Enhanced Death Benefit, or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit.	0.35%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the
Valuation Date such proof of death and instructions are received by the Company.
•Available only if the Owner was age 79 or younger on the rider purchase date.
•See Enhanced Death Benefit and Annual Stepped Up Death
Benefit above.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Combined Enhanced and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (less any withdrawals, including withdrawal charges), (2) the Contract Value plus the Enhanced Death Benefit, or (3) the Guaranteed Growth Death Benefit at 5% plus the Enhanced Death Benefit.	0.35%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the
Valuation Date such proof of death and instructions are received by the Company.
•Available only if the Owner was age 79 or younger on the rider purchase date.
•See Enhanced Death Benefit and Guaranteed Growth Death
Benefit above.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (less any withdrawals, including withdrawal charges), (2) the Contract Value plus the Enhanced Death Benefit, (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit or (4) the Guaranteed Growth Death Benefit at 5% plus the Enhanced Death Benefit.	0.40%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the
Valuation Date such proof of death and instructions are received by the Company.
•Available only if the Owner was age 79 or younger on the rider purchase date.
•See Enhanced Death Benefit, Annual Stepped Up Death Benefit
and Guaranteed Growth Death Benefit above.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

44

Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit (formerly the Dollar for Dollar Combination Benefit)	Provides a minimum amount (“Minimum Income Benefit”), based on a 6% crediting rate, for purchase of a fixed Annuity, as well as an enhanced death benefit equal to the greatest of (1) Purchase Payments less withdrawals, (2) Purchase Payments less withdrawals increased at an annual effective rate of 6% (“Minimum Death Benefit”), or (3) Contract Value, and allows withdrawal of a specified amount each Contract Year (“Annual Limit”) without a proportional reduction to the Minimum Death Benefit.	0.85%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•Available only if the Owner was age 79 or younger on the Contract
Date.
•Certain withdrawals could significantly reduce or even terminate the benefits.
•See Enhanced Death Benefit and 6% Dollar for Dollar Guaranteed
Minimum Income Benefit above."
•If a withdrawal (including a withdrawal to pay advisory fees)
exceeds the Annual Limit, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual
Limit, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by substantially more than the actual amount of the withdrawal.

Total Protection
Provides (1) a Guaranteed
Growth Death Benefit at 5%, (2)
a Guaranteed Minimum
Withdrawal Benefit with an
Annual Withdrawal Amount of 5%
and a Benefit Amount of 100%,
and (3) a Guaranteed Minimum
Accumulation Benefit, which
provides a guaranteed minimum
Contract Value at the end of 10
years.
		Current: 0.85%[4]
•The Guaranteed Minimum Accumulation Benefit will terminate 10 years after the rider purchase date if no reset is elected.
•The Guaranteed Growth Death Benefit is reduced by any Annual
Withdrawal Amount and is reduced proportionately by any
withdrawal that exceeds the Annual Withdrawal Amount for a
Contract Year.
•Five years after the rider purchase date, under certain
circumstances, you may elect to reset the Remaining Benefit
Amount, the Guaranteed Growth Death Benefit, and the
Guaranteed Minimum Accumulation Benefit.
•While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments.
•Available only if the Owner and Annuitant were age 79 or younger on the rider purchase date.
•If you are within 10 years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not receive the full value of the Guaranteed Minimum Accumulation
Benefit.
•See Guaranteed Growth Death Benefit, the Guaranteed Minimum
Withdrawal Benefit and 6% Dollar for Dollar Guaranteed Minimum
Income Benefit above.
•If a withdrawal (including a withdrawal to pay advisory fees)
exceeds the Annual Limit, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual
Limit, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by substantially more than the actual amount of the withdrawal.

1
If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See “Alternate Withdrawal Charge.”
2
The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your rider on or after January 1, 2005.
However, if the Company issued your rider prior to that date, the charge is 0.55%.
3
The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum
Withdrawal Benefit” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).
4
The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix B – Riders No Longer
Available – Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).

45

Optional Riders — Upon your application for the Contract, you may select one or more of the following riders (Owners who purchased their Contracts prior to February 1, 2010 were not permitted to select riders with total rider charges in excess of 2.00%):
•
Annual Stepped Up Death Benefit;
•
Extra Credit at 4%;1
•
Waiver of Withdrawal Charge; or
•
0-Year or 4-Year Alternate Withdrawal Charge.1
1
The Fixed Account is not available under your Contract if you select the Extra Credit Rider at 4% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider.
The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. The Annual Stepped Up Death Benefit Rider, Extra Credit at 4% Rider, and Alternate Withdrawal Charge Riders are available in every state. The Waiver of Withdrawal Charge Rider is not available in every state. See a detailed description of each rider below.
The deduction of advisory fees from your Contract Value to pay a financial intermediary is treated as a withdrawal under the Contract. Such deductions will reduce death benefits and any guaranteed benefit values, perhaps significantly. Subject to certain conditions, such deductions will not reduce the Guaranteed Lifetime Withdrawal Benefit Rider values. However, such deductions will still result in a reduction in your Contract Value, which could reduce death benefits and reduce the potential for increases in any guaranteed benefits under the Guaranteed Lifetime Withdrawal Benefit Rider. Consult your financial intermediary as to the impact of deducting advisory fees from your Contract Value prior to making an election.
For information on riders that are no longer available for purchase, please see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and Appendix C – Automatic Bonus Credit Rider.
Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Annual Stepped Up Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge, and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit (except the death benefit calculated under number 1 below) also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits) less any withdrawals (including systematic withdrawals) and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.
The Stepped Up Death Benefit.
The Stepped Up Death Benefit is the largest result determined for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:
•
The Contract Value on each Contract anniversary that occurs prior to the oldest Owner attaining age 81; plus
•
Any Purchase Payments received by the Company since the applicable Contract anniversary; less
•
An adjustment for any withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees) and withdrawal charges made since the applicable anniversary. In the event of a withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees), the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any applicable withdrawal charges, premium taxes and/or forfeited Credit Enhancements, by the Contract Value immediately prior to the withdrawal.
46

If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in number 2 above.
This rider is available only if the age of the Owner at the time the Contract is issued is 79 or younger. See the discussion under “Death Benefit.”
Example of the Annual Stepped Up Death Benefit. Assume:
(i)
The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)
The Owner is 60 years old when the Contract is issued.
(iii)
The Owner takes no withdrawals between the date the Contract was issued and the date of the Owner’s death.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner dies during the third Contract Year. At the time of the Owner’s death, the Contract Value is $55,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this case, $50,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $55,000); or (3) the Stepped Up Death Benefit (in this case, $65,000). Thus, $65,000 is the death benefit.
Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal. Assume:
(i)
The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)
The Owner is 60 years old when the Contract is issued.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner takes a free withdrawal of $4,900 in the third Contract Year. The Contract Value prior to the withdrawal is $35,000. As a result of the withdrawal, the Stepped Up Death Benefit is reduced as follows:
Withdrawal amount / Contract Value prior to withdrawal
$4,900 / $35,000 = 0.14 or 14%
Stepped Up Death Benefit x 14%
$65,000 x 14% = $9,100
$65,000 - $9,100 = $55,900
The Stepped Up Death Benefit following the withdrawal is $55,900.
Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal to Pay Advisory Fees. Assume:
(i)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(ii)
The Stepped Up Death Benefit prior to the advisory fee withdrawal is $125,000.
The Owner makes a $1,000 withdrawal to pay advisory fees. The Stepped Up Death Benefit is reduced as follows:
47

Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$125,000 x [1 - ($1,000 / $100,000)]
$125,000 x 1 - .01 = $123,750
The $1,000 withdrawal causes the Stepped Up Death Benefit to decrease by $1,250.
Extra Credit — For an additional charge, as reflected in the Fee Table, this rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. If you elect this rider, the Fixed Account is not available as an investment option under the Contract. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Prior to February 1, 2010, a Credit Enhancement of 3% or 5% was also available for election. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. You may have in effect on your Contract both an Extra Credit Rider and an Automatic Bonus Credit Rider; however, each rider calculates the Credit Enhancement amount and Bonus Credit amount, respectively, on the basis of Purchase Payments, which do not include any Credit Enhancement or Bonus Credit. See Appendix C – Automatic Bonus Credit Rider.
This rider is available only if the age of the Owner on the Contract Date is age 80 or younger at issue. If you elect this rider, you may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.
Example of the Credit Enhancement Applied to Initial and Subsequent Purchase Payments. Assume:
(i)
The Owner purchased the Contract with the 4% Extra Credit Rider.
(ii)
The initial Purchase Payment is $100,000.
The amount of the Credit Enhancement added to the Contract Value would be $4,000 ($100,000 x 4%). Thus, the Contract Value at issue would be $104,000.
Six months later the Owner makes a Purchase Payment of $50,000. The additional Purchase Payment will increase the Contract Value by $52,000, the amount of the $50,000 Purchase Payment plus $2,000 ($50,000 x 4%).
In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each Contract Date anniversary and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:
1.
The amount of the withdrawal, including any applicable withdrawal charges, premium taxes and/or forfeited Credit Enhancements, less the free withdrawal amount, by
2.
The Contract Value immediately prior to the withdrawal.
The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the free withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser.
The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. In addition, if you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See “Waiver of Withdrawal Charge.” Death benefit proceeds may exclude all or part of any Credit Enhancements. See “Death Benefit” and the discussions of the death benefit riders.
48

Example of Credit Enhancement Vesting and Recapture upon Withdrawal in Excess of the Free Withdrawal Amount. Assume:
(i)
The Owner purchased the Contract with the 4% Extra Credit Rider.
(ii)
The initial Purchase Payment is $175,000.
The amount of the Credit Enhancement added to the Contract Value would be $7,000 ($175,000 x 4%). Thus, the Contract Value at issue would be $182,000.
An amount equal to 1/7 of the Credit Enhancement vests each Contract anniversary, and the Credit Enhancement is fully vested seven years from the date the Contract was issued. Assuming no withdrawals in excess of the free withdrawal amount are taken during the first seven Contract Years, the table below shows how the $7,000 Credit Enhancement vests each year:
Beginning of Contract Year	Vested Credit Enhancement	Unvested Credit Enhancement
1	$0.00	$7,000
2	$1,000	$6,000
3	$2,000	$5,000
4	$3,000	$4,000
5	$4,000	$3,000
6	$5,000	$2,000
7	$6,000	$1,000
8	$7,000	$0.00
Due to negative market performance, in Contract Year 3, the Contract Value is $100,000, and the free withdrawal amount is $10,000. The Owner requests a withdrawal of $20,000, $10,000 more than the free withdrawal amount. The Credit Enhancement recapture is calculated as follows:
(Withdrawal Amount – Free Withdrawal Amount)	x	Unvested Credit Enhancement
(Contract Value Prior to Withdrawal – Unvested Credit Enhancement)
($20,000 - $10,000)	x	$5,000	=	$526.32
($100,000 - $5,000)
The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider may make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will increase in correlation to Purchase Payments and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.
If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less or if you make additional Purchase Payments after the first Contract Year, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.
Interest Rate	Rate of Return (net of expenses)
3%*	-5.00%
4%	-1.50%
49

Interest Rate	Rate of Return (net of expenses)
5%*	0.80%
* Effective February 1, 2010, the 3% and 5% Credit Enhancements are no longer available for election with the Extra Credit Rider.
The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.
Prior to May 1, 2010, on a non-discriminatory basis the Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchanged their current contract for this Contract and paid a withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer’s initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer’s exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her right to return the Contract during the Free-Look period and was subject to a withdrawal charge.
Waiver of Withdrawal Charge — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available a waiver of withdrawal charge in the event of (1) total and permanent disability prior to age 65, (2) your confinement to a nursing home, or (3) terminal illness.
The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a “hospital” or “qualified skilled nursing facility” for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.
The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a “terminal illness”; and (2) such illness was first diagnosed after the Contract was issued.
The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.
Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician’s statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.
The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver. The confinement to a nursing home provision of the Waiver of Withdrawal Charge is not available in California and Massachusetts. The terminal illness provision of the Waiver of Withdrawal Charge is not available in California and New Jersey.
If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. This means that if the withdrawal amount exceeds the Purchase Payment(s) made during the 12 months preceding the withdrawal, 100% of any Credit Enhancements paid will be forfeited. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. Note that if you purchase the Contract with this rider after age 65, you will receive no benefit from the disability portion of this rider and the annual rider charge will remain the same.
Example of the Waiver of Withdrawal Charge. Assume:
(i)
The Owner is diagnosed with a terminal illness after the Contract is issued.
(ii)
The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iii)
The free withdrawal amount for Contract Year 3 is $10,000.
50

Without the Waiver of Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $900 (($25,000 - $10,000) x 6%), and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge Rider, the $900 charge is waived, and the Owner receives the full $25,000.
Example of Credit Enhancement Recapture if the Extra Credit Rider is Purchased with the Waiver of Withdrawal Charge Rider. Assume:
(i)
The Owner purchased the 4% Extra Credit Rider and Waiver of Withdrawal Charge Rider at Contract issue.
(ii)
The initial Purchase Payment was $100,000
(iii)
The Owner was younger than age 65 when the Contract was purchased.
At the time the Contract is issued, $4,000 is applied as a Credit Enhancement. Assume that six months after Contract issue, the Owner requests a withdrawal of $5,000. The Credit Enhancement is recaptured from this withdrawal as follows:
Withdrawal Amount	x	Credit Enhancements Applied in Last 12 Months
Total Purchase Payments Made in Last 12 Months
$5,000	x	$4,000	=	$200
$100,000
Alternate Withdrawal Charge — For an additional charge, as reflected in the Fee Table and the table of benefits above these riders make available an alternative withdrawal charge schedule. If you elect this rider, the Fixed Account is not available as an investment option under the Contract. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.
0-Year Schedule		4-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	7%
		2	7%
		3	6%
		4	5%
		5 and over	0%
If you purchase one of these riders, the withdrawal charge schedule above will apply in lieu of the seven year withdrawal charge schedule described under “Contingent Deferred Sales Charge.” If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. The amount of the Credit Enhancement forfeiture is calculated in accordance with the Extra Credit Rider. You should consider whether purchasing an Extra Credit Rider (which recaptures all or a portion of the related Credit Enhancements upon any withdrawal within seven years) with an Alternate Withdrawal Charge Rider (which provides a 0 or 4 year withdrawal charge schedule) is appropriate based on your circumstances. If you do not plan to take withdrawals in excess of the free withdrawal amount within seven years of the date of a Purchase Payment, this rider is not appropriate for you. See “Extra Credit.”
Fees for these riders will continue to apply even after the withdrawal charges under the seven-year withdrawal charge schedule are no longer applicable. Fees for these riders are imposed until the Annuity Start Date if Annuity Options 1 through 4, 7, or 8 are chosen and for the life of the Contract if Annuity Options 5 or 6 are chosen.
The 4-Year Alternate Withdrawal Charge Rider provides a potential benefit only if a withdrawal is taken in the five to seven years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the seven-year schedule. The Company expects to make a profit from the charge for these riders.
Example of the 0-Year Alternate Withdrawal Charge. Assume:
(i)
The Owner purchased the Contract with the 0-Year Alternate Withdrawal Charge Rider.
(ii)
The Owner requests a withdrawal of $25,000 in Contract Year 2.
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(iii)
The free withdrawal amount for Contract Year 2 is $10,000.
Without the 0-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $1,050, calculated as follows: ($25,000 - $10,000) x 7% Withdrawal Charge, and the Owner would receive $23,950 ($25,000 - $1,050). With the 0-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Example of the 4-Year Alternate Withdrawal Charge. Assume:
(i)
The Owner purchased the Contract with the 4-Year Alternate Withdrawal Charge Rider.
(ii)
The Owner requests a withdrawal of $25,000 in Contract Year 5.
(iii)
The free withdrawal amount for Contract Year 5 is $10,000.
Without the 4-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $600, calculated as follows: ($25,000 - $10,000) x 4% Withdrawal Charge, and the Owner would receive $24,400 ($25,000 - $600). With the 4-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Riders Previously Available for Purchase — A number of other riders previously offered with the Contract are no longer available for purchase. Please refer to Appendix B – Riders No Longer Available – Available For Purchase Only Prior To February 1, 2010 and Appendix C – Automatic Bonus Credit Rider for descriptions of these riders.
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract anniversary and may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt, and for Annuity Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable, and a withdrawal charge for Annuity Options 5, 6 and 7.
The Contract currently provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity. In the case of Annuity Option 7, the annuity rate is determined without reference to the age or sex of the Annuitant and is based upon the assumed interest rate. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
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Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals or withdrawals to pay investment advisory fees), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.
The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
If you have purchased the Guaranteed Lifetime Withdrawal Benefit Rider and your Contract Value is greater than zero on the annuity Start Date, then instead of receiving the annuity payments described above, you may elect to receive annual annuity payments equal to the Annual Amount under the rider as of the Annuity Start Date. If you choose to do so, then we will make annuity payments until the later of: (i) the death of the Covered Person (or until the later of the death of the Covered Person or Joint Covered Person, if applicable), or (ii) a fixed period equal to the Contract Value on the Annuity Start Date divided by the Annual Amount on the Annuity Start Date. If the Covered Person (or both the Covered Person and the Joint Covered Person, if applicable) dies before receiving the fixed number of annuity payments, then we will make any remaining annuity payments to the Designated Beneficiary. See “Guaranteed Lifetime Withdrawal Benefit Rider” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity
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payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.
Option 5 — Payments for a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
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Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an “assumed interest rate” of 3.5%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular Qualified Plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 72. In addition, under a Qualified Plan, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions
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within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.
The Fixed Account

The Fixed Account is not available in all states. Even if it is available in your state, the Fixed Account is not available if you select the Extra Credit Rider at 4% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. If the Fixed Account and Loan Account are important to you, you should not select the foregoing optional riders. The Fixed Account also is not available if you purchased the Extra Credit Rider at 3% or 5% or the Guaranteed Lifetime Withdrawal Benefit Rider. See Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010.
If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts we guarantee in connection with the Fixed Account are subject to our financial strength and claims-paying ability.
Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum rate (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any), in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account. The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.
Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the
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Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.
For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”
If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.
DCA Plus Account — The DCA Plus Account is not available in all states. If it is available in your state, you may allocate all or part of your initial Purchase Payment to the DCA Plus Account, which is part of the Company’s Fixed Account. The rate of Current Interest declared by the Company for the DCA Plus Account will be fixed for the applicable DCA Plus Period, which is a six-month or 12-month period that begins as of the Valuation Date your Purchase Payment is applied to the DCA Plus Account. If you would like to allocate your initial Purchase Payment to the DCA Plus Account, you must complete a DCA Plus form, which is available upon request. On the form, you must select the applicable DCA Plus Period, the Subaccounts to which monthly transfers from the DCA Plus Account will be made, and the percentage to be allocated to each such Subaccount. Transfers from the DCA Plus Account to the Fixed Account are not permitted.
The Company will transfer your Contract Value allocated to the DCA Plus Account to the Subaccounts that you select on a monthly basis over the DCA Plus Period. The Company will effect each transfer on the monthly anniversary of the date that your Purchase Payment is allocated to the DCA Plus Account, and the first such transfer will be made on the first monthly anniversary of that date. The amount of each monthly transfer is found by dividing Contract Value allocated to the DCA Plus Account by the number of months remaining in the DCA Plus Period. The Company may declare a rate of Current Interest for the DCA Plus Account that differs from the rate declared for the Fixed Account.
You may allocate only Purchase Payments to the DCA Plus Account, and transfers of Contract Value to this account are not permitted under the Contract. Any Purchase Payments allocated to the DCA Plus Account must be made during the DCA Plus Period and will be transferred to the Subaccounts over the months remaining in the DCA Plus Period. The DCA Plus Account is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5%, the 0-Year or 4-Year Alternate Withdrawal Charge Rider or the Guaranteed Lifetime Withdrawal Benefit Rider, or if the DCA Plus Period has expired. You may terminate your allocation to the DCA Plus Account by sending a written request to transfer all Contract Value allocated to the DCA Plus Account to one or more of the Subaccounts.
Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
Contract Charges — Premium taxes, if any, and the account administration, optional rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any optional rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and other operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request, Contract Value is allocated among the Fixed Account
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and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.
The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See “Transfers of Contract Value.”
If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next anniversary that corresponds to the period selected in establishing the option.
You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”
Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary
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beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
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During which the NYSE is closed other than customary weekend and holiday closings,
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During which trading on the NYSE is restricted as determined by the SEC,
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During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
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For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Invesco V.I. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Invesco V.I. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts (such as Russia’s invasion of the Ukraine and the resulting response by the United States and other countries).
Cyber-attacks and other disruptive events including, but not limited to, natural disasters, public health crises (like COVID-19), and geopolitical disputes and military actions that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In the event of such a disruption, although our employees and the employees of our third-party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than
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under normal circumstances and could lead to delays in processing Contract transactions, including the processing of orders from Owners. For more information on the risks associated with owning the Contract, see “Principal Risks of Investing in the Contract.”
Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. Whether you can borrow money will depend on the terms of your Employer’s 403(b) plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000 ($500 for Contracts issued in New Jersey). The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA)). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we are only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer's Plan or Program for any additional loan restrictions.
Upon receipt by the Company of a written loan application and agreement and subject to the Company’s approval (which approval or disapproval may be postponed for up to six months after receipt of the loan application), Contract Value in an amount equal to the loan amount is withdrawn from the Subaccounts and/or the Fixed Account proportionately as it is currently invested in the Subaccounts and/or the Fixed Account and transferred into an account called the “Loan Account,” which is an account within the Fixed Account. Amounts allocated to the Loan Account earn 3.0% on an annual basis. The Owner’s Contract must provide a Fixed Account option for the Owner to be eligible to take a loan. See “The Fixed Account” to determine its availability.
Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but once a loan has been issued, the Company will not change the loan interest rate. The loan interest amount will never be greater than an amount equal to 5.16% plus the total charges for riders you have selected. For example, if you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is guaranteed not to exceed 5.36% (5.16% + 0.20%). The net cost of a loan is the interest rate charged by the Company less the interest rate credited. We are not responsible for determining whether this interest rate is “reasonable” as required by ERISA for loans under ERISA covered 403(b) plans.
Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. There is no required minimum payment. You must label each loan payment as such. If not labeled as a loan payment, amounts received by the Company will be treated as Purchase Payments. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.
If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099 R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the
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Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contract Owner attains age 59½. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. The Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.
While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. The Contract Value at surrender and the death proceeds payable will be reduced by the amount of any outstanding Contract Debt plus accrued interest. Loans, therefore, can affect the Contract Value and benefits linked to the Contract Value, whether or not the loan is repaid. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Internal Revenue Code.
In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance. You should consult with your tax advisor on the effect of a loan.
If you purchased the Guaranteed Lifetime Withdrawal Benefit Rider, you were required to repay any outstanding loan before we issued the rider, and you may not take a new loan while the rider is in effect.
Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts
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you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Generally, a Qualified Plan under Code sections 401(a), 403(b) or 457 may not permit the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with one of these Qualified Plans, you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”
Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
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Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Fund, intends to comply with the diversification requirements of Section 817(h).
Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable contract owner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that such will be the case, these differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objectives or investment policies.
Income Taxation of Annuities in General—Non-Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any withdrawal charge in the case of a partial withdrawal) exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed as ordinary income. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges. Amounts distributed as loans are generally not taxable, as loans are only permitted for Contracts issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code. Such loan amounts become taxable in the event of default. See “Loans.”
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Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be
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applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. If contemplating any such transfer, assignment, selection or exchange, the Owner should contact a competent tax adviser with respect to the potential effects of such a transaction.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the Participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner’s Beneficiary designation or elected payment option may not be enforceable.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the plan or subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. These requirements may not be
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incorporated into the Company’s Contract administration procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 72 (70½ if the employee reached age 70½ before January 1, 2020) or retires (“required beginning date”). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 72 (70½ if the employee reached age 70½ before January 1, 2020). Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Employees and Beneficiaries should consult a tax adviser if they may be affected by these changes.
If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to the Contract in most states.
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Unlike regular or “traditional” 403(b) contributions, which are made on a pre tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.
Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of (i) $6,000 (for 2022) or (ii) 100% of the individual’s taxable compensation (for 2022).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($109,000 to $129,000 for a married couple filing a joint return and $68,000 to $78,000 for a single taxpayer in 2022). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $204,000 to $214,000 (for 2022). Non-deductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the contract owner reaches age 72 (70½ if the owner reached age 70½ before January 1, 2020)—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
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The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $129,000 to $144,000 in adjusted gross income for 2022 ($204,000 to $214,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12-month period. The 12-month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12-month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv)
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made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; or (x) made in connection with the birth or adoption of a child, in limited circumstances.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the Participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional Contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
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Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
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The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract are available online at https://dfinview.com/SecurityBenefit/TAHD/814121612?site=PSBL and you will be notified by mail each time a report is posted. You may elect to receive any or all future reports in paper free of charge. You can inform the Company that you wish to receive a paper copy of a report, or to receive paper copies of all of your future shareholder reports, by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract"
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the
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account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract, including any material state variations. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Legal Matters — Chris Swickard, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2021, 2020, and 2019, the commission amounts paid to SDL in connection with all Contracts sold through the Separate Account were $1,910,032, $1,348,138, and $2,274,574, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of the commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners of the Separate Account. The Company intends to recoup commissions and other sales expenses through
72

fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays compensation as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 6.5% annually of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, in compliance with applicable regulatory requirements.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2021 in connection with the sale of its variable annuity contracts: ACA/Prudent Investors Plan Corp; Cetera Advisor Networks, LLC; GWN Securities, Inc.; Lincoln Investment Planning, LLC; LPL Financial Corporation; OFG Financial Services, Inc.; PlanMember Securities Corporation; Royal Alliance Associates, Inc.; SagePoint Financial, Inc.; and Securities America, Inc.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional
73

Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636-0001 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://dfinview.com/SecurityBenefit/TAHD/814121612?site=PSBL.
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://dfinview.com/SecurityBenefit/TAHD/814121612?site=PSBL. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.
74

APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/SecurityBenefit/TAHD/814121612?site=PSBL. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://securitybenefit.se2.com/#53&RID=8&prodID=16&prodCat=VA.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Global Allocation	AB VPS Dynamic Asset Allocation – Class B Adviser: AllianceBernstein L.P.	1.08%	9.28%	6.94%	6.04%
Mid Cap Value	AB VPS Small/Mid Cap Value – Class B Adviser: AllianceBernstein L.P.	1.05%	35.60%	9.88%	12.85%
Mid Cap Value	American Century VP Mid Cap Value – Class II Adviser: American Century Investment Management, Inc.	1.00%	23.02%	9.25%	12.67%
Large Cap Growth	American Century VP Ultra® – Class II Adviser: American Century Investment Management, Inc.	1.04%	22.99%	26.83%	20.03%
Large Cap Value	American Century VP Value – Class II Adviser: American Century Investment Management, Inc.	0.98%	24.28%	9.39%	11.88%
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management CompanySM	0.80%	14.84%	11.43%	11.10%
Global Bond	American Funds IS® Capital World Bond – Class 4 Adviser: Capital Research and Management CompanySM	1.00%	(5.18)%	3.24%	1.85%
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management CompanySM	1.03%	16.14%	19.39%	15.41%
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management CompanySM	0.79%	23.80%	16.10%	15.14%
International Equity	American Funds IS® International – Class 4 Adviser: Capital Research and Management CompanySM	1.04%	(1.71)%	9.37%	7.88%
Emerging Markets	American Funds IS® New World – Class 4 Adviser: Capital Research and Management CompanySM	1.14%	4.63%	12.96%	8.41%
Large Cap Value	BlackRock Equity Dividend V.I. – Class III Adviser: BlackRock Advisors, LLC	1.12%	20.30%	11.36%	11.56%
Global Allocation	BlackRock Global Allocation V.I. – Class III Adviser: BlackRock Advisors, LLC	1.13%	6.42%	9.71%	7.68%
A-1

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
High Yield Bond	BlackRock High Yield V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.91%	5.23%	6.11%	6.14%
Mid Cap Blend	BNY Mellon IP MidCap Stock – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.11%	25.56%	9.50%	12.25%
Small Cap Blend	BNY Mellon IP Small Cap Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Mellon Investments Corporation	0.61%	26.14%	11.78%	13.88%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.03%	12.64%	27.50%	19.76%
Large Cap Blend	BNY Mellon VIF Appreciation – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co.	1.05%	26.78%	20.17%	14.18%
Large Cap Growth	ClearBridge Variable Aggressive Growth – Class II Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: ClearBridge Investments, LLC	1.08%	10.04%	11.38%	13.53%
Small Cap Growth	ClearBridge Variable Small Cap Growth – Class I Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: ClearBridge Investments, LLC	0.80%	12.61%	21.34%	17.14%
Global Allocation	Delaware Ivy VIP Asset Strategy - Class II Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	1.00%	10.44%	11.36%	8.01%
Large Cap Value	Fidelity® VIP Equity-Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.76%	24.60%	11.68%	12.26%
Large Cap Growth	Fidelity® VIP Growth & Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.77%	25.64%	13.17%	13.79%
Large Cap Growth	Fidelity® VIP Growth Opportunities – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.88%	11.68%	31.77%	22.64%
A-2

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
High Yield Bond	Fidelity® VIP High Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.92%	4.29%	4.78%	5.36%
International Equity	Fidelity® VIP Overseas – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	1.02%	19.39%	14.15%	10.55%
Balanced/Asset Allocation	Franklin Allocation VIP Fund – Class 4 Adviser: Franklin Advisers, Inc. Sub-Adviser: Templeton Global Advisors Limited; Franklin Templeton Institutional, LLC	0.92%	11.54%	8.54%	8.85%
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.72%	16.75%	7.45%	7.38%
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.23%	19.13%	6.42%	8.47%
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2[2] Adviser: Franklin Mutual Advisers, LLC	0.91%	25.37%	9.94%	12.13%
Multi-Sector Bond	Franklin Strategic Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.07%	2.11%	3.15%	3.70%
Multi Cap Value	Guggenheim VIF All Cap Value Adviser: Security Investors, LLC	1.13%	26.95%	10.42%	12.26%
Specialty	Guggenheim VIF Alpha Opportunity Adviser: Security Investors, LLC	4.58%	13.81%	1.09%	6.05%
Floating Rate Bond	Guggenheim VIF Floating Rate Strategies Adviser: Guggenheim Partners Investment Management, LLC	1.34%	2.50%	2.51%	N/A
Specialty	Guggenheim VIF Global Managed Futures Strategy Adviser: Security Investors, LLC	1.89%	0.94%	2.06%	(0.52)%
High Yield Bond	Guggenheim VIF High Yield Adviser: Security Investors, LLC	1.28%	5.41%	4.65%	6.00%
Large Cap Value	Guggenheim VIF Large Cap Value Adviser: Security Investors, LLC	1.03%	27.03%	10.63%	12.30%
Specialty	Guggenheim VIF Long Short Equity Adviser: Security Investors, LLC	1.60%	23.80%	6.51%	5.83%
Balanced/Asset Allocation	Guggenheim VIF Managed Asset Allocation Adviser: Security Investors, LLC	1.06%	12.47%	10.40%	9.38%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	2.07%	8.10%	3.71%	2.83%
A-3

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Small Cap Value	Guggenheim VIF Small Cap Value Adviser: Security Investors, LLC	1.21%	26.18%	6.76%	10.21%
Mid Cap Value	Guggenheim VIF SMid Cap Value Adviser: Security Investors, LLC	1.14%	23.75%	10.11%	11.66%
Large Cap Blend	Guggenheim VIF StylePlus Large Core Adviser: Security Investors, LLC	1.30%	28.48%	17.76%	15.93%
Large Cap Growth	Guggenheim VIF StylePlus Large Growth Adviser: Security Investors, LLC	1.35%	27.77%	24.22%	18.70%
Mid Cap Growth	Guggenheim VIF StylePlus Mid Growth Adviser: Security Investors, LLC	1.31%	13.69%	18.21%	15.65%
Small Cap Growth	Guggenheim VIF StylePlus Small Growth Adviser: Security Investors, LLC	1.54%	6.54%	14.14%	14.05%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Security Investors, LLC	0.87%	(0.43)%	5.10%	4.90%
Global Equity	Guggenheim VIF World Equity Income Adviser: Security Investors, LLC	1.15%	21.74%	10.74%	10.30%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.13%	27.62%	8.94%	10.65%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	0.99%	33.04%	11.12%	12.59%
Intermediate Core-Plus Bond	Invesco V.I. Core Plus Bond – Series II Adviser: Invesco Advisers, Inc.	1.11%	(1.01)%	4.40%	4.52%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.08%	18.79%	22.75%	17.53%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.80%	18.35%	9.27%	10.28%
International Equity	Invesco V.I. EQV International Equity – Series II Adviser: Invesco Advisers, Inc.	1.38%	10.12%	11.65%	9.47%
Specialty-Sector	Invesco V.I. Global Real Estate – Series I Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	0.97%	25.71%	7.54%	8.11%
Global Equity	Invesco V.I. Global – Series II Adviser: Invesco Advisers, Inc.	1.03%	15.17%	17.88%	13.96%
Money Market	Invesco V.I. Government Money Market – Series II Adviser: Invesco Advisers, Inc.	0.59%	0.01%	0.57%	0.17%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.93%	(2.43)%	2.21%	1.52%
Specialty-Sector	Invesco V.I. Health Care – Series I Adviser: Invesco Advisers, Inc.	0.97%	12.30%	14.76%	13.97%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.18%	22.86%	11.15%	10.52%
A-4

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.09%	22.26%	13.46%	14.40%
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Henderson Investors US LLC	0.96%	16.54%	18.84%	16.93%
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Henderson Investors US LLC	0.85%	20.05%	21.68%	17.16%
Intermediate Term Bond	JPMorgan Insurance Trust Core Bond Portfolio – Class 2 Adviser: J.P. Morgan Investment Management Inc.	0.80%	(1.66)%	3.32%	2.72%
Multi-Sector Bond	Lord Abbett Series Bond-Debenture VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.89%	3.28%	5.66%	6.33%
Small Cap Growth	Lord Abbett Series Developing Growth VC – Class VC2 Adviser: Lord, Abbett & Co. LLC	1.15%	(2.75)%	24.69%	17.25%
International Equity	MFS® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.23%	11.27%	11.90%	8.11%
Balanced/Asset Allocation	MFS® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.96%	13.84%	9.57%	9.31%
Specialty-Sector	MFS® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.04%	13.82%	11.61%	9.65%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.50%	2.95%	9.41%	5.38%
Asset Allocation/ Lifestyle	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.79%	18.33%	11.54%	10.15%
Asset Allocation/ Lifestyle	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.78%	10.79%	8.35%	7.45%
Asset Allocation/ Lifestyle	Morningstar Conservative ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.90%	2.28%	4.34%	3.55%
Asset Allocation/ Lifestyle	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.77%	14.88%	10.30%	9.16%
Asset Allocation/ Lifestyle	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.81%	6.47%	6.53%	5.55%
Large Cap Blend or Specialty	Neuberger Berman AMT Sustainable Equity – Class S Adviser: Neuberger Berman Investment Advisers LLC	1.18%	23.16%	15.43%	14.11%
A-5

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Specialty	PIMCO VIT All Asset – Administrative Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	1.335%	16.23%	8.57%	6.03%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Adminis- trative Class Adviser: Pacific Investment Management Company LLC	1.16%	33.34%	5.72%	(1.86)%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.12%	(2.66)%	4.44%	4.31%
International Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Administrative Class Adviser: Pacific Investment Management Company LLC	0.91%	(1.96)%	3.05%	4.39%
Short Term Bond	PIMCO VIT Low Duration – Administrative Class Adviser: Pacific Investment Management Company LLC	0.65%	(0.93)%	1.54%	1.59%
Inflation- Protected Bond	PIMCO VIT Real Return – Administrative Class Adviser: Pacific Investment Management Company LLC	0.67%	5.59%	5.33%	3.05%
Intermediate Term Bond	PIMCO VIT Total Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.75%	(1.36)%	3.83%	3.33%
Small Cap Value	Putnam VT Small Cap Value – Class IB Adviser: Putnam Investment Management, LLC	1.29%	39.90%	9.31%	12.45%
Small Cap Blend	Royce Micro-Cap – Investment Class Adviser: Royce & Associates, LP	1.37%	29.98%	12.97%	9.24%
Specialty-Sector	T. Rowe Price Health Sciences – Class II Adviser: T. Rowe Price Associates, Inc.	1.20%	12.83%	19.22%	20.13%
Emerging Markets	Templeton Developing Markets VIP Fund – Class 2 Adviser: Templeton Asset Management Ltd Sub-Adviser: Franklin Templeton Investment Management Limited	1.44%	(5.74)%	10.60%	4.84%
Global Bond	Templeton Global Bond VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.77%	(4.99)%	(0.94)%	1.13%
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Pte. Ltd.	1.07%	1.04%	5.10%	5.53%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

2 This fund is no longer available for new transfers.
Optional Rider Investment Restrictions

If you have elected one of the optional riders listed in the table below, your Contract is subject to investment allocation restrictions. Depending on the optional riders you choose, you may not be able to invest in certain Underlying Funds or the Fixed Account. In addition, other investment restrictions may apply, as shown below.
A-6

Riders Currently Available
Rider	Investment Restrictions
Extra Credit at 4%	Fixed Account not available as an investment option
0-Year or 4-Year Alternate Withdrawal Charge	Fixed Account not available as an investment option
Riders No Longer Available
Rider	Investment Restriction	Investment Allocation Impact on Crediting Rate
Guaranteed Lifetime Withdrawal Benefit	Fixed Account not available as an investment option	N/A
Guaranteed Minimum Income Benefit at 5%	N/A
The Company will credit a maximum rate of 4% for amounts
allocated to the Invesco V.I. Government Money Market
Subaccount, the Fixed Account and the Loan Account. All other investments will be credited at 5%.

6% Dollar for Dollar Guaranteed Minimum Income Benefit (formerly the Dollar for the Dollar Living Benefit)	N/A
The Company will credit a maximum rate of 3% for amounts
allocated to the Invesco V.I. Government Money Market
Subaccount, the PIMCO Low Duration Subaccount, the Fixed
Account and the Loan Account. All other investments will be
credited at 6%.

Guaranteed Growth Death Benefit	N/A
If you elected this benefit at 5%, 6% or 7%, the Company will credit a maximum rate of 4% for amounts allocated to the
Invesco V.I. Government Money Market Subaccount, the Fixed
Account and Loan Account. All other investments will be
credited at the rate you selected.

6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit (formerly the Dollar for Dollar Combination Benefit)	N/A
The Company will credit a maximum rate of 3% for amounts
allocated to the Invesco V.I. Government Money Market
Subaccount, the PIMCO Low Duration Subaccount, the Fixed
Account and the Loan Account. All other investments will be
credited at 6%.

Extra Credit (3% or 5%)	Fixed Account not available as an investment option	N/A
A-7

APPENDIX B
Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010

Guaranteed Lifetime Withdrawal Benefit Rider — (This rider was available for purchase ONLY prior to February 1, 2010) — The Guaranteed Lifetime Withdrawal Benefit Rider (the “GLWB Rider”) is designed for Owners who are concerned that poor investment performance or market volatility in the Subaccounts may adversely impact the amount of money they can withdraw under the Contract for retirement income or other long-term purposes. Subject to certain conditions and restrictions, the GLWB Rider guarantees that you will be able to withdraw a specified amount each Contract Year during your lifetime (and your spouse’s lifetime, if you so designate)—even if your Contract Value is reduced to zero.
The GLWB Rider does not guarantee Contract Value or the performance of any investment option or asset allocation model.
GLWB Rider Definitions.
Annual Amount: the maximum amount that you may withdraw each Contract Year without reducing or eliminating your ability to make lifetime withdrawals under the GLWB Rider.
Benefit Base: an amount we refer to when determining your Annual Amount. Your Benefit Base is equal to the greater of the Benefit Step-up Base or the Benefit Roll-up Base.
Benefit Step-up Base: under this calculation of the Benefit Base, we will “lock in” to the Benefit Base your highest Contract Value on each Contract anniversary following the Rider Start Date. We also will adjust this amount by any Purchase Payments and Excess Withdrawals.
Benefit Roll-up Base: under this calculation of the Benefit Base, we will increase your Benefit Base by the Growth Factor on the first 12 Rider anniversaries, so long as you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance). We also will adjust this amount by any Purchase Payments and Excess Withdrawals.
Benefit Percentage: a percentage we multiply by your current Benefit Base to determine your Annual Amount.
Excess Withdrawals: cumulative withdrawals you make in any Contract Year that exceed your Annual Amount.
GLWB Rider Charge: an amount we deduct monthly from your Contract Value if you elected the GLWB Rider.
Growth Factor: an amount by which we will increase your Benefit Roll-up Base on the first 12 Rider anniversaries, so long as you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance).
Non-Excess Withdrawals: cumulative withdrawals you make in any Contract Year that do not exceed your Annual Amount.
RIA Annual Withdrawal Allowance: subject to certain conditions, withdrawals made to pay fees to a registered investment adviser that we do not consider as withdrawals when determining whether to apply the 2% Inflation Adjustment or whether to set the Growth Factor to zero when calculating the Benefit Roll-up Base.
Rider Start Date: the date the GLWB Rider was added to your Contract.
2% Inflation Adjustment: an amount by which we will increase the Benefit Percentage on each Contract anniversary following the date you make a withdrawal under the GLWB Rider (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance), so long as your entire Contract Value has been invested in accordance with a specified asset allocation model.
Important Considerations if You Purchased the GLWB Rider.
•
The Fixed Account is not available if you purchased the GLWB Rider. In addition, we reserve the right to restrict subsequent Purchase Payments. See “Investment Option Restrictions” and “Restrictions on Purchase Payments” below.
•
Any withdrawals you make that exceed the Annual Amount) may significantly reduce or even eliminate your ability to make lifetime withdrawals under the GLWB Rider.
•
We will deduct a monthly GLWB Rider charge from your Contract Value if you elected the GLWB Rider. We will assess this charge even if your only withdrawals are Non-Excess Withdrawals and even if you never make a withdrawal. We will not refund the GLWB Rider Charges you have paid if the GLWB Rider terminates for any reason.
•
Adding the GLWB Rider will not automatically cancel any existing systematic withdrawals that you have established. Since Excess Withdrawals may significantly reduce or even eliminate your ability to make lifetime withdrawals under the Rider, you should consider whether any existing systematic withdrawals should be adjusted. See “Purchasing the GLWB Rider” below.

•
If you add, remove, or change an Owner under your Contract (including total or partial change incident to a divorce), then the GLWB Rider will terminate. See “Covered Persons, Owners, and Spouses” below.
•
You must have repaid any outstanding Contract loan before we issued the GLWB Rider, and you may not take a new Contract loan while the Rider is in effect. See “Contract Loans” below.
•
You cannot cancel the GLWB Rider once it is issued.
•
Any amount that we may pay under the GLWB Rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
•
If you elected the GLWB Rider, you were not permitted to elect the Guaranteed Minimum Withdrawal Benefit Rider, the Guaranteed Minimum Income Benefit Rider at 3% or 5%, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, and/or the Total Protection Rider.
•
Certain Qualified Contracts may have withdrawal or other restrictions which may limit the benefit of the GLWB Rider.
You should not have purchased the GLWB Rider if:
•
You expected to take Excess Withdrawals because such withdrawals may significantly reduce or eliminate the value of the GLWB Rider; or
•
You were primarily interested in maximizing the Contract’s potential for long-term accumulation rather than ensuring a stream of income for life; or
•
You did not consult a tax adviser before purchasing the GLWB Rider with any Qualified Contract, as certain Qualified Contracts may have withdrawal or other restrictions which may limit the benefit of the GLWB Rider; or
•
If you intended to take Excess Withdrawals, as any withdrawals you make that exceed the Annual Amount may significantly reduce or even eliminate your ability to make lifetime withdrawals under the GLWB Rider (see “Non-Excess and Excess Withdrawals” below); or
•
You did not consult your registered representative to discuss whether the GLWB Rider suits your needs; or
•
You did not expect to take Non-Excess Withdrawals ever or for a significant period of time.
Purchasing the GLWB Rider. You could only purchase the GLWB Rider if the attained age of the Covered Person (and the Joint Covered Person, if the Rider is issued on a joint life basis) was at least 55 but no older than 80. Except under the circumstances set forth below, an Owner must be a natural person. See “Covered Persons, Owners, and Spouses.”
Electing the GLWB Rider after the Contract Date did not automatically cancel any existing systematic withdrawals that you have established. Since Excess Withdrawals may significantly reduce or even eliminate your ability to make lifetime withdrawals under the Rider, you should consider whether any existing systematic withdrawals should be adjusted.
Important Consideration. When you purchased the GLWB Rider may have a significant impact on the value of your Benefit Base. For example, there were certain advantages to purchasing the GLWB Rider early. We begin “locking in” your highest Contract Value when calculating the Benefit Step-up Base on every Contract anniversary following the Rider Start Date. Thus, the earlier you purchased the GLWB Rider, the longer the period of time during which your Benefit Base may increase due to favorable Subaccount performance. You also have an opportunity for your Benefit Base to increase by the Growth Factor utilized in our calculation of the Benefit Roll-up Base. Contract values occurring prior to the Rider Start Date do not affect the Benefit Base.
On the other hand, if you purchased the GLWB Rider too early and do not begin taking Non-Excess Withdrawals for a period of time, you may pay the GLWB Rider Charge for a longer period than is necessary. You also must comply with other Rider restrictions, such as prohibitions on changing Owners, taking Contract loans, and allocating Purchase Payments and Contract Value to the Fixed Account.
Covered Persons, Owners, and Spouses.
Covered Person. The Covered Person is the person during whose life we will make available the Annual Amount. If the Contract is owned by a single natural person, then the Covered Person must be the Owner. If the Contract is owned by a non-natural person, then the Covered Person must be the Annuitant.

•
Under the GLWB Rider, the Owner must be a natural person unless: (1) the Contract is owned by a trust (or other entity as agent for a natural person), (2) the Rider is issued with only one Covered Person, (3) only one Annuitant is named in the Contract; and (4) the Annuitant is the Covered Person.
The Covered Person cannot be changed after we issue the Rider.
Joint Covered Person. The Joint Covered Person is the person during whose life, in conjunction with the life of the Covered Person, we will make available the Annual Amount. If there are Joint Owners under the Contract, then the Joint Covered Person must be the Joint Owner.
Note:
Please remember that we impose a higher GLWB Rider Charge if there is a Joint Covered
Person under the GLWB Rider. We do so because we are obligated to make the Annual
Amount available for withdrawals over the lives of two individuals (so long as all of the
Rider’s conditions are met).

The Joint Covered Person must be the spouse of the Covered Person on the Rider Start Date. If there is one Owner under the Contract, the Joint Covered Person also must be the sole Designated Beneficiary under the Contract prior to annuitization. If there are Joint Owners under the Contract, the Covered Person and Joint Covered Person must be the only Designated Beneficiaries under the Contract prior to annuitization.
We will make the Annual Amount available until the later of the death of the Covered Person or the death of the Joint Covered Person, provided that (a) there is no change in the status of the Joint Covered Person as the spouse of the Covered Person, and (b) there is no change in the status of the Joint Covered Person as the sole Designated Beneficiary prior to annuitization (if there is one Contract Owner) or of the Covered Person and Joint Covered Person as the only Designated Beneficiaries prior to annuitization (if there are two Contract Owners).
Note:
If the status of either (or both) of these designations changes due to death or divorce (where the Contract is not split or otherwise divided), then we will base the benefits under the Rider solely on the life of the Covered Person. This means that we will not make the Annual
Amount available after the death of the Covered Person, even if the Joint Covered Person is still alive. However, we will continue to assess the GLWB Rider Charge based on two
Covered Persons for as long as the Covered Person is alive.

After the Rider Start Date, the Joint Covered Person cannot be changed, even if the Covered Person has a new spouse, nor can a Joint Covered Person be added.
Joint Owners. If the GLWB Rider is elected, the Contract must be owned individually (i.e., there must be only one Owner), unless:
1.
there is only one Joint Owner,
2.
the Joint Owner is the spouse of the Owner, and
3.
prior to annuitization, the only Designated Beneficiaries under the Contract are the Owner and Joint Owner.
Note:
If the Owner and Joint Owner cease to be the spouse of each other due to death or divorce
(where the Contract is not split or otherwise divided), then we will base the benefits under the Rider solely on the life of the Covered Person (i.e., the Owner). This means that we will not make the Annual Amount available after the death of the Covered Person, even if the
Joint Covered Person (i.e., the Joint Owner) is still alive. However, we will continue to assess the GLWB Rider Charge based on two Covered Persons for as long as the Covered Person is alive.

In the event that the Contract is ordered to be split or otherwise divided between the Owner and Joint Owner pursuant to the terms of a divorce settlement or a divorce decree from a court of law or pursuant to any other court order incident to a divorce, we will terminate the GLWB Rider.
Change in Owner. If you add, remove, or change an Owner under your Contract (including total or partial changes incident to a divorce) after the GLWB Rider is issued, then we will terminate the Rider.
Termination of the GLWB Rider if Surviving Spouse Continues Contract. If there is only one Covered Person and he or she dies while the GLWB Rider is in effect, and if the surviving spouse of the deceased Covered Person elects to continue the Contract, then we will terminate the Rider.
The surviving spouse can elect to add a new Guaranteed Lifetime Withdrawal Benefit Rider on any Contract anniversary prior to the Annuity Start Date (if the Rider is still available for sale) by completing a form and submitting it to our Administrative Office at least one day prior to the Contract anniversary. If we do not receive the completed form at our Administrative Office at least one day prior to the Contract anniversary, the Rider will not be added to your Contract. The surviving spouse must satisfy our issue age requirements in effect at the time the Rider is purchased. We will issue a new GLWB Rider based on new variables (i.e., the Benefit Base, the Annual Amount, the Benefit Percentage, etc.). The terms of any such new GLWB Rider, including the charge for the Rider, may differ from the terms of the existing Rider.
Spouse. Under the GLWB Rider, the term ‘spouse’ has the meaning given to it under federal law for purposes of the Internal Revenue Code.
Proof of Survival. We may require proof of survival of any person upon whose life continuation of benefits depends (including, but not limited to, the Covered Person and any Joint Covered Person).
Non-Excess and Excess Withdrawals. You may make withdrawals under your Contract while the GLWB Rider is in effect. However, the amount and timing of your withdrawals may significantly reduce (or even eliminate) your ability to make lifetime withdrawals under the Rider.
•
Non-Excess Withdrawals are cumulative withdrawals made during the Contract Year that are less than or equal to the Annual Amount (see “Determining Your Annual Amount” below).
•
Excess Withdrawals are cumulative withdrawals made during the Contract Year that exceed the Annual Amount.
Note:
We have designed the GLWB Rider for you to take total Non-Excess Withdrawals up to the
Annual Amount during each Contract Year. To obtain the maximum potential benefit under the GLWB Rider, your total withdrawals each Contract Year should not exceed the Annual
Amount.

Excess Withdrawals reduce your Benefit Base and your Annual Amount, which may significantly reduce or even eliminate your ability to make lifetime withdrawals under the
GLWB Rider. If your Contract Value is reduced to zero due to an Excess Withdrawal, your
Contract and the GLWB Rider will terminate.

A “withdrawal” includes any applicable withdrawal charges, any forfeited Credit Enhancements, any withdrawals to pay investment advisory fees, and charges for premium taxes and/or other taxes, if applicable, and any other charges deducted upon a withdrawal or surrender. We will reduce your Contract Value by the amount of any withdrawal you make. Withdrawals made while the GLWB Rider is in effect will be subject to the same conditions, limitations, restrictions, and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the terms of your Contract, unless we specify otherwise.
Before you make a withdrawal, please note:
•
We will not assess a withdrawal charge or recapture any Credit Enhancements if you make a Non-Excess Withdrawal. However, such withdrawals will reduce your Free Withdrawal amount. For the purpose of calculating the withdrawal charge on Excess Withdrawals, Non-Excess Withdrawals do not reduce Purchase Payments.
•
If you make an Excess Withdrawal, we will assess a withdrawal charge (if otherwise applicable), reduce your Free Withdrawal amount, and recapture any Credit Enhancements, as appropriate, in the same manner in which we would do so if you had not elected the GLWB Rider and you made a withdrawal under the Contract. See “Charges and Deductions – Contingent Deferred Sales Charge” and “Optional Riders – Extra Credit.”
•
All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, reduce your Contract Value and death benefit and may reduce other rider benefits. Withdrawals may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. Please see “Federal Tax Matters.”
Determining Your Annual Amount. Your Annual Amount is the maximum amount that you can withdraw each Contract Year without reducing or eliminating your ability to make lifetime withdrawals under the GLWB Rider.
•
Your Annual Amount is equal to the current Benefit Percentage multiplied by the current Benefit Base.
We initially calculate your Annual Amount on the Rider Start Date and recalculate it on each Contract anniversary, when you make any additional Purchase Payments, and when you make any Excess Withdrawals.
So long as your Contract Value has not reduced to zero, you may withdraw the Annual Amount in a lump sum, in multiple withdrawals, or in a series of pre authorized withdrawals during the Contract Year. You can continue to take up to the Annual Amount each Contract Year until it is depleted for that year. The Annual Amount is not cumulative, which means that if you choose to withdraw only part of, or none of, your Annual Amount in any given Contract year, any portion not withdrawn will not be carried over to the next or any subsequent Contract Year.
Benefit Percentage. The initial Benefit Percentage depends on the age of the Covered Person (or for the joint life version, the age of the younger of the Covered Person and the Joint Covered Person) on the Rider Start Date, as follows:

Age	Initial Benefit Percentage
Less than 65	4.0%
At least 65 but less than 76	5.0%
Equal to or greater than 76	6.0%
We may increase the Benefit Percentage by a 2% Inflation Adjustment if certain conditions are met (see “2% Inflation Adjustment” below).
Qualified Contracts. If you own a Qualified Contract that is in the “Required Minimum Distribution” or “RMD” phase under the Internal Revenue Code, and you are required to withdraw more than the Annual Amount we have calculated, then we will increase your Annual Amount to equal the amount required to be withdrawn under the Internal Revenue Code.
•
We determine this amount as of the beginning of the calendar year based solely on the values under your Contract. We do not include RMDs of any other assets of any Owner or Designated Beneficiary. This amount is equal to the Internal Revenue Code required minimum distribution amount calculated by us using only (1) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (2) your Contract Value (including the present value of any additional benefits provided under your Contract to the extent required to be taken into account under IRS Guidance), and (3) amounts from the current calendar year (no carry-over from past years).
Determining Your Benefit Base. Your Benefit Base is used to calculate your Annual Amount.
Note:
Your Benefit Base is only used to calculate the Annual Amount. It is not a cash value, surrender value, or death benefit, it is not available to you, it is not a minimum return for any
Subaccount, and it is not a guarantee of any Contract Value.

•
We initially calculate your Benefit Base on the Rider Start Date and recalculate it on each Contract anniversary, when you make any additional Purchase Payments, and when you make any Excess Withdrawals.
Your initial Benefit Base is equal to (a) your initial Purchase Payment including Credit Enhancements and/or Bonus Credits, if any (if we issued your Rider on the Contract Date); or (b) your Contract Value on the Rider Start Date (if we issued your Rider on a Contract anniversary).
Your Benefit Base after the Rider Start Date is equal to the greater of the Benefit Step-up Base or the Benefit Roll-up Base.
1.
The Benefit Step-up Base:
On the Rider Start Date, the Benefit Step-up Base is equal to: (a) your initial Purchase Payment including Credit Enhancements and/or Bonus Credits, if any (if we issued your Rider on the Contract Date); or (b) your Contract Value on the Rider Start Date (if we issued your Rider on a Contract anniversary).
We recalculate the Benefit Step-up Base as follows:
a.
On each Contract anniversary, the new Benefit Step-up Base is equal to the greater of your Contract Value on that anniversary, or (B) the then current Benefit Step-up Base.
b.
If you make an additional Purchase Payment, we will increase the then current Benefit Step-up Base by the amount of the Purchase Payment (and any Credit Enhancement and/or Bonus Credit, if applicable).
c.
If you make an Excess Withdrawal, the new Benefit Step-up Base is equal to the then current Benefit Step-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by your Contract Value immediately before the Excess Withdrawal)).
Note:
Excess Withdrawals will reduce your Benefit Step-up Base, which, in turn, may significantly reduce or eliminate your ability to make lifetime withdrawals under the GLWB Rider. Excess
Withdrawals could reduce your Benefit Step-up Base by substantially more than the actual amount of the Excess Withdrawal. Excess Withdrawals will also reduce your Annual Amount.

Examples of Excess Withdrawals on the Benefit Step-up Base. Example 1, assume:
(i)
At the beginning of the Contract Year, the Annual Amount is $5,000.

(ii)
During the Contract Year the Owner makes a $6,000 withdrawal, which means the Owner has made a Non-Excess Withdrawal of $5,000 and an Excess Withdrawal of $1,000.
(iii)
On the day that the Owner takes the $6,000 withdrawal, but prior to the withdrawal being processed, the then current Benefit Step-up Base is $100,000. The Contract Value is $120,000 prior to any part of the withdrawal being processed and, after the Non-Excess Withdrawal is effected but immediately before the Excess Withdrawal is effected, the Contract Value is $115,000.
When an Excess Withdrawal is made, the new Benefit Step-up Base is equal to the then current Benefit Step-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by the Contract Value immediately before the Excess Withdrawal)). Thus, the new Benefit Step-up Base is equal to: $100,000 x (1 – ($1,000 ÷ $115,000)) = $99,130.
Example 2, assume:
(i)
The Owner has already taken withdrawals equal to the Annual Amount for the Contract Year.
(ii)
The Owner takes another withdrawal of $3,000 in the same Contract Year, all of which is considered an Excess Withdrawal.
(iii)
Immediately prior to the withdrawal of $3,000, the current Benefit Step-up Base is $100,000. The Contract Value is $50,000.
The new Benefit Step-up Base is equal to the then current Benefit Step-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by the Contract Value immediately before the Excess Withdrawal)). Thus, the new Benefit Step-up Base is equal to: $100,000 x (1 – ($3,000 ÷ $50,000)) = $94,000.
•
Note that in this case, the Excess Withdrawal is $3,000, while the reduction in Benefit Step-up Base is $6,000 (twice the amount of the Excess Withdrawal).
2.
The Benefit Roll-up Base:
On the Rider Start Date, the Benefit Roll-up Base is equal to: (a) your initial Purchase Payment including Credit Enhancements and/or Bonus Credits, if any (if we issued your Rider on the Contract Date); or (b) your Contract Value on the Rider Start Date (if we issued your Rider on a Contract anniversary).
We recalculate the Benefit Roll-up Base as follows:
(a)
On each Contract anniversary, the new Benefit Roll-up Base is equal to the then current Benefit Roll-up Base multiplied by (1 plus the Growth Factor).
We determine the Growth Factor as follows:
(i)
If you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance), then the Growth Factor is:
•
5.0% on Rider anniversaries 1 through 4;
•
6.0% on Rider anniversaries 5 through 8;
•
7.0% on Rider anniversaries 9 through 12; and
•
0.0% on Rider anniversaries 13 and greater.
(ii)
If you have made one or more withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance), then the Growth Factor is zero on every Contract anniversary following the first withdrawal.
Note:
The value of the GLWB Rider may be affected if you delay taking withdrawals. For example, once you take a withdrawal, we will apply the 2% Inflation Adjustment (if elected) to your
Benefit Percentage on each Contract anniversary (subject to certain conditions). (See “When to Take Withdrawals” below.)

(b)
If you make an additional Purchase Payment, we will increase the then current Benefit Roll-up Base by the amount of the Purchase Payment (and any Credit Enhancement and/or Bonus Credit, if applicable).

(c)
If you make an Excess Withdrawal, the new Benefit Roll-up Base is equal to the then current Benefit Roll-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by your Contract Value immediately before the Excess Withdrawal)).
Note:
Excess Withdrawals will reduce your Benefit Roll-up Base, which, in turn, may significantly reduce or eliminate your ability to make lifetime withdrawals under the GLWB Rider. Excess
Withdrawals could reduce your Benefit Roll-up Base by substantially more than the actual amount of the Excess Withdrawal. Excess Withdrawals will also reduce your Annual Amount.

Example of Excess Withdrawals on the Benefit Roll-up Base. Assume:
(i)
The Owner has already taken withdrawals equal to the Annual Amount for the Contract Year.
(ii)
The Owner takes another withdrawal of $3,000 in the same Contract Year, all of which is considered an Excess Withdrawal.
(iii)
Immediately prior to the withdrawal of $3,000, the current Benefit Roll-up Base is $100,000. The Contract Value is $50,000.
The new Benefit Roll-up Base is equal to the then current Benefit Roll-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by your Contract Value immediately before the Excess Withdrawal)). Thus, the new Benefit Roll-up Base is equal to: $100,000 x (1 – ($3,000 ÷ $50,000)) = $94,000.
•
Note that the Excess Withdrawal is $3,000, while the reduction in Benefit Roll-up Base is $6,000 (twice the amount of the Excess Withdrawal).
2% Inflation Adjustment. We are currently not requiring that customers follow the asset allocation models described below, but reserve the right to do so in the future consistent with the terms of the GLWB Rider. Accordingly, the discussion below has no current application, but rather describes the conditions and restrictions applicable to the 2% Inflation Adjustment should we require that the asset allocation models be followed in the future. Because investing in accordance with the asset allocation models is not currently required, you may wish to speak to your registered representative or other advisor about how to allocate your Contract Value among the various Subaccounts.
If your entire Contract Value has been invested in accordance with one of the asset allocation models described below since the Rider Start Date, we will increase the Benefit Percentage by an amount equal to the current Benefit Percentage multiplied by 2.0% (the “2% Inflation Adjustment”). However, no increases will be made until you make a withdrawal following the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance). After you make such a withdrawal, we will begin applying the 2% Inflation Adjustment to your Benefit Percentage on each Contract anniversary.
Note:
The value of the GLWB Rider may be affected if you begin taking withdrawals too soon. For example, once you take a withdrawal, we will no longer increase your Benefit Roll-up Base by the Growth Factor. (See “When to Take Withdrawals” below.)

To be eligible for the 2% Inflation Adjustment, at all times since the Rider Start Date your entire Contract Value must be invested in one of several specified asset allocation models. This means:
•
You must allocate all Purchase Payments and Contract Value in accordance with one of the asset allocation models;
•
You must elect and maintain the Asset Reallocation Option, thereby authorizing us to automatically transfer your Contract Value on a quarterly basis to restore your asset allocation model’s allocations to the original percentages in effect at the time you elected the model;
•
You may change from the current asset allocation model to another asset allocation model approved by us for use in connection with the 2% Inflation Adjustment feature;
•
You may not make other transfers among the Subaccounts; and
•
We will deduct any withdrawals you make (including withdrawals pursuant to the RIA Annual Withdrawal Allowance) from the Subaccounts in the asset allocation model on a pro rata basis.
Note:	You should consult with your registered representative to assist you in determining whether these investment restrictions are suited for your financial needs.

If at any time following the Rider Start Date all or a portion of your Contract Value is not invested in accordance with the above restrictions, then your Benefit Percentage will not be increased by the 2% Inflation Adjustment for that Contract Year or any subsequent Contract Year.
Each asset allocation model invests different percentages of Contract Value in certain of the Subaccounts. In general, the investment strategies employed by the asset allocation models include allocations that focus on (1) combining bond funds and stock funds; or (2) emphasizing stock funds while including a weighting to bond funds. Each of these asset allocation models seeks to provide income and/or capital appreciation while avoiding excessive risk. There can be no assurance, however, that any of the asset allocation models will achieve their investment objective. If you are seeking a more aggressive investment strategy, the asset allocation models required in connection with the 2% Inflation Adjustment may not be appropriate for you.
The asset allocation models approved for use with the 2% Inflation Adjustment and the composition of the specific asset allocation model you select may change from time to time. However, we will not change your existing Contract Value or Purchase Payment allocation or percentages in response to these changes. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model that is permitted with the 2% Inflation Adjustment, you must submit new allocation instructions to us in writing. There is no charge for allocating your Contract Value in accordance with an asset allocation model.
The specific asset allocation models available to you are fully described in a separate brochure. Your sales representative can provide additional information about the asset allocation models available to you. Please talk to him or her if you have additional questions about the asset allocation models.
Example of the 2% Inflation Adjustment. Assume:
(i)
the Owner added the Rider (issued with one Covered Person) at age 70,
(ii)
the 2% Inflation Adjustment has not been forfeited because Contract Value has at all times since the Rider Start Date been invested in accordance with the investment restrictions set forth above, and
(iii)
the first withdrawal (other than one within the RIA Annual Withdrawal Allowance) is in Contract Year 3.
The Benefit Percentage is equal to:
•
5.00% for Contract Years 1 and 2 (because the Owner was between ages 65 and 75 on the Rider Start Date and did not take any withdrawals),
•
5.00% for Contract Year 3 (because the withdrawal will trigger the 2% Inflation Adjustment beginning on the next Contract anniversary),
•
5.10% for Contract Year 4 (5.00% * (1.02)),
•
5.20% for Contract Year 5 (5.00% * (1.02)2),
•
5.31% for Contract Year 6 (5.00% * (1.02)3)
•
and so forth for subsequent Contract Years (so long as the Owner continues to comply at all times with the investment restrictions set forth above). If, in Contract Year 6, the Owner fails to comply with the investment restrictions, then in all future Contract Years the Benefit Percentage will be equal to 5.31%.
RIA Annual Withdrawal Allowance. If withdrawals are made under your Contract to pay fees to a registered investment adviser, then we will not consider that withdrawal when determining whether to apply the 2% Inflation Adjustment or whether to set the Growth Factor to zero when calculating the Benefit Roll-up Base, if:
•
the withdrawals are the only amount withdrawn in that Contract Year;
•
the withdrawals are for the purpose of paying fees to a registered investment adviser for services rendered to the Owner in connection with the Contract;
•
we are making payment(s) to the registered investment adviser from such withdrawals on behalf of the Owner; and
•
the withdrawals do not exceed: (1) in the first Contract Year, 2.0% of Purchase Payments (including any Credit Enhancement and/or Bonus Credit), and (2) for all other Contract Years, 2.0% of your Contract Value as of the beginning of the Contract Year.
When to Take Withdrawals. You should carefully consider when to begin taking withdrawals under the GLWB Rider.
Advantages to taking withdrawals:

•
You may maximize the time during which you may take lifetime withdrawals due to longer life expectancy, and you will be paying for a benefit you are using.
•
If you have selected the 2% Inflation Adjustment feature of the Rider and have complied with the investment restrictions noted above under “2% Inflation Adjustment,” once you make a withdrawal (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance) we will apply the 2% Inflation Adjustment to your Benefit Percentage on each Contract anniversary (see “2% Inflation Adjustment”).
Advantages to delaying withdrawals:
•
On the first 12 Rider anniversaries, we will increase your Benefit Roll-up Base by the Growth Factor so long as you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance) (see “Benefit Roll-up Base”).
•
Withdrawals reduce your Free Withdrawal Amount, death benefit, and Contract Value, may result in receipt of taxable income (and a 10% penalty tax if made prior to age 59½), and may limit the potential for increasing your Benefit Base through higher Contract Values on Contract Anniversaries.
You should discuss with your registered representative when it may be appropriate for you to begin taking withdrawals under the GLWB Rider.
Annuitization. If you have not selected an Annuity Start Date, then while the GLWB Rider is in effect the Annuity Start Date is the day before the older Annuitant’s 95th birthday.
If the Contract Value is greater than zero on the Annuity Start Date, then you may elect to receive annual Annuity Payments equal to:
a.
the Annual Amount as of the Annuity Start Date; or
b.
the amount determined by applying the Contract Value less premium taxes and any pro rata account administration charge as of the Annuity Start Date to any of the Annuity Options available under your Contract.
If you choose option (a), then we will make Annuity Payments until the later of: (i) the death of the Covered Person (or until the later of the death of the Covered Person or Joint Covered Person, if applicable), or (ii) a fixed period equal to the Contract Value on the Annuity Start Date divided by the Annual Amount on the Annuity Start Date. If the Covered Person (or both the Covered Person and the Joint Covered Person, if applicable) dies before receiving the fixed number of Annuity Payments, then we will make any remaining Annuity Payments to the Designated Beneficiary.
If you choose option (b), then we will make Annuity Payments pursuant to the terms of your Contract.
Note:
The payments you would receive under option (a) are different from the payments you would receive under option (b). You should consult with your registered representative to determine which option is more appropriate for you.

Reduction of Contract Value To Zero. If your Contract Value reduces to zero, one of the following will occur:
1.
If your Contract Value reduced to zero due to an Excess Withdrawal, then we will terminate your Contract and the GLWB Rider (which means your Annual Amount will no longer be available) even if your Benefit Base is greater than zero. You will not be entitled to receive any further benefits under your Contract or the Rider.
2.
If your Contract Value reduced to zero for any reason other than due to an Excess Withdrawal, then:
a.
We will make payments to you each Contract Year in an amount equal to the Annual Amount in effect as of the Valuation Date the Contract Value reduced to zero;
b.
We will make these as a series of payments pursuant to a frequency selected by you from those made available by us at that time;
c.
We will make these payments until the death of the Covered Person (or the later of the death of the Covered Person and any Joint Covered Person, if applicable, subject to the restrictions on changing Owners);
d.
You may not make any additional Purchase Payments under your Contract;

e.
You will no longer be eligible to receive a death benefit under your Contract; and
f.
We will terminate all other optional riders under your Contract.
Investment Option Restrictions. If you elected the GLWB Rider, you cannot allocate your Purchase Payments or transfer your Contract Value to the Fixed Account. If you wish to add the GLWB Rider on a Contract anniversary, you will need to transfer any Contract Value in the Fixed Account to one or more of the Subaccounts.
Restrictions on Purchase Payments. If you elected the GLWB Rider, (either on the Contract Date or on any Contract anniversary prior to the Annuity Start Date), we reserve the right to refuse to accept subsequent Purchase Payments, and/or limit the amount of any subsequent Purchase Payments that we do accept, following the Rider Start Date.
When discussing the GLWB Rider, all references to Purchase Payments mean the amount actually applied to Contract Value (i.e., net of any applicable premium tax or other applicable charges).
If in the future the Fixed Account becomes an available investment option under the Rider, then we may deduct a portion of the GLWB Rider Charge from Contract Value allocated to the Fixed Account.
We will not refund the GLWB Rider Charges you have paid if the GLWB Rider terminates, regardless of the reason for termination.
Contract Loans. You must repay any outstanding Contract loan before we will issue the GLWB Rider, and you may not take a new Contract loan while the Rider is in effect.
Termination. We will terminate the GLWB Rider on the earliest of:
1.
The Valuation Date you surrender your Contract;
2.
The Annuity Start Date (subject to any obligations we may have to make payments of the Annual Amount, as set forth in the Annuitization provision above);
3.
For a GLWB Rider issued with one Covered Person, the date of the Covered Person’s death (regardless of whether the surviving spouse Beneficiary continues the Contract);
4.
For a GLWB Rider issued with a Covered Person and a Joint Covered Person, the later of the date of death of the Covered Person or the Joint Covered Person (subject to our rules relating to the designation of a Joint Covered Person—see “Covered Persons, Owners, and Spouses” above);
5.
The date of change of ownership under the Contract (including total or partial change incident to a divorce—see “Covered Persons, Owners, and Spouses” above); or
6.
The Valuation Date your Contract Value is reduced to zero due to an Excess Withdrawal.
Tax Consequences. As with any distribution from the Contract, tax consequences may apply to GLWB Rider distributions. The application of certain tax rules to the Rider, particularly those rules relating to distributions from your Contract, is not entirely clear. While there is some uncertainty, we intend to treat any amounts received by you under the GLWB Rider after your Contract Value reduces to zero as annuity payments for tax purposes. We also intend to treat the payments made to you under the Rider prior to the date your Contract Value reduces to zero or selection of an Annuity Option as withdrawals for tax purposes.
For Qualified Contracts, distributions attributable to the GLWB Rider will be taxed in accordance with the rules applicable to the type of Qualified Plan. We intend to treat distributions from Contracts issued as Section 403(b) annuities or traditional or Roth individual retirement annuities in the manner described above for annuities generally. (Please see “Federal Tax Matters.”) Your required minimum distribution amount may have to include the value of optional Contract provisions such as the GLWB rider. Consult a tax advisor.
Limited Exchange Opportunity. Beginning on May 1, 2008 and extending through April 30, 2009, if you currently owned the Guaranteed Minimum Withdrawal Benefit Rider, you could have exchanged that Rider for the Guaranteed Lifetime Withdrawal Benefit Rider if you were otherwise eligible to purchase the Rider. We only permitted such an exchange on a Contract anniversary. All terms and conditions of the Guaranteed Lifetime Withdrawal Benefit Rider that were in effect on that Contract anniversary applied. We used your Contract Value on that Contract anniversary to calculate the Benefit Base under the Guaranteed Lifetime Withdrawal Benefit rider. If you made this exchange, you would not be permitted to later repurchase the Guaranteed Minimum Withdrawal Benefit Rider.
There are differences in the terms of the Guaranteed Minimum Withdrawal Benefit Rider and the Guaranteed Lifetime Withdrawal Benefit Rider, including the rider charge, the availability of the Fixed Account, and whether withdrawals under the rider may be available for a specified period or for your lifetime. You should have reviewed the discussion on each rider carefully to determine whether exchanging your existing Guaranteed Minimum Withdrawal Benefit Rider was appropriate for you.
Guaranteed Minimum Income Benefit — (This rider was available for purchase ONLY prior to
February 1, 2010) — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements and Bonus Credits, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market, the Fixed Account and the Loan Account; however you will still pay the Rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate.
In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract anniversary following the oldest Annuitant’s 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract anniversary following the 10th Contract anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under “Annuity Options.” The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½%. This rider was available only if the age of the Owner at the time the Contract was issued was 79 or younger.
Example 1. How the Guaranteed Minimum Income Benefit Increases with Purchase Payments and Interest. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Income Benefit at 5%.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to the Invesco V.I. Government Money Market or Fixed Account.
(iv)
There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit has increased to $102,586, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05)(191/365)
$100,000 x 1.05(191/365) = $102,586
After the $50,000 Purchase Payment, the Minimum Income Benefit is $152,586 ($102,586 + $50,000).
Example 2. How the Guaranteed Minimum Income Benefit Decreases as a Result of Withdrawals.
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Minimum Income Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05(377/365)). After the withdrawal, the Minimum Income Benefit decreases as follows:
Minimum Income Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
$160,472.50 x (1 - ($15,000 / $150,000)
$160,472.50 x (1 - .10)
$160,472.50 x .90 = $144,425.25
After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), and the Minimum Income Benefit is $144,425.25.

Example 3. How the Minimum Income Benefit is used at Annuitization.
Continuing from Example 2, the Owner decides to annuitize the Contract 20 days after the 10th Contract anniversary. Approximately 3,104 days have elapsed since the last withdrawal of $15,000. The Owner has taken no other withdrawals and added no additional Purchase Payments to the Contract. The Owner chooses Annuity Option 2 and monthly annuity payments. At the time of annuitization, the year is 2020, and the Owner, a male, is age 72. The guaranteed rate per thousand for the 5% Guaranteed Minimum Income Benefit assuming life with 10 year period certain for a male aged 72 in 2020 is $5.65. As a result of accrued interest, the Minimum Income Benefit at the time of annuitization is $218,695.20 ($144,425.25 x (1.05(3104/365))). The guaranteed monthly annuity payment is calculated as follows:
(Minimum Income Benefit at Annuitization / $1,000) x Applicable guaranteed rate per thousand
($218,695.20 / $1,000) x $5.65
$218.70 x $5.65 = $1,235.63
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Minimum Income Benefit.
Continuing from Example 3, 191 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. Assume no Credit Enhancements or Bonus Credits are applicable. At the time the Contract is issued, the initial Guaranteed Minimum Income Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Minimum Income Benefit would have grown to $102,586 ($100,000 x 1.05(191/365)). After the advisory fee is withdrawn, the reduction to the Guaranteed Minimum Income Benefit is calculated as follows:
Guaranteed Minimum Income Benefit Prior to Withdrawal x (1 - (Advisory Fee Withdrawal Amount / Contract Value))
$102,586 x (1 - ($1,000 / $100,000))
$102,586 x (1 - .01) = $101,560.14
After the advisory fee withdrawal, the Contract Value is $99,000 ($100,000 - $1000) and the Guaranteed Minimum Income Benefit is $101,560.14.
6% Dollar for Dollar Guaranteed Minimum Income Benefit (formerly Dollar for Dollar Living
Benefit) — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider, like the Guaranteed Minimum Income Benefit Rider, makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”); provided, however, that there are differences in the terms of the riders, including the annual effective rate of interest and the manner in which withdrawals affect the Minimum Income Benefit under each rider. You may never need to rely upon the Minimum Income Benefit, which should be viewed as a payment “floor.”
The Minimum Income Benefit under this rider is equal to Purchase Payments received during the three-year period that starts on the Contract Date, plus any Credit Enhancements and/or Bonus Credits applied in connection with those Purchase Payments, less any premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the Invesco V.I. Government Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Income Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Income Benefit. Any such Subaccounts will be disclosed in this Prospectus.
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Limit”), without a proportional reduction in the Minimum Income Benefit. If you purchased this rider when you purchased the Contract, the Annual Limit initially was equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and/or any Bonus Credits. If you purchased this rider on a Contract anniversary, the Annual Limit initially was equal to 6% of Contract Value. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the purchase date of the rider or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.
The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added subsequent to the purchase date of the rider. The Company reduces the Annual Limit if you make a withdrawal in a

Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.
In crediting interest to determine the Minimum Income Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract anniversary following the oldest Annuitant’s 80th birthday.
In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Income Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal, which for purposes of the rider includes any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges. In the event of a withdrawal that exceeds the Annual Limit, the Minimum Income Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.
Beginning on the tenth anniversary of the purchase date of the rider, you may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity under: (1) Annuity Option 2, (2) Annuity Option 4B, or (3) the Alternate Benefit, as discussed below. You may purchase a fixed Annuity under Option 2 or Option 4B within the 30-day period following any Contract anniversary that occurs on or after the 10th anniversary of the purchase date of the rider. A fixed Annuity under Option 2 provides annuity payments that will be made during the lifetime of the Annuitant with a 10-year period certain, and under Option 4B provides annuity payments that will be made as long as either Annuitant is living with a 10-year period certain. See the discussion of Option 2 and Option 4B under “Annuity Options.” The Annuity rates under the rider for those Options are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2%.
The Owner may elect an Alternate Benefit, which provides for fixed Annuity payments on a monthly, quarterly, semiannual or annual basis for a period of 15 years. The Alternate Benefit is available only on the tenth anniversary of the rider purchase date and shall not be available thereafter. Any election of the Alternate Benefit is made by providing written notice of such election to the Company within the 30-day period following the tenth anniversary of the purchase date of the rider. Annuity payments under the Alternate Benefit are equal to the amount determined by dividing the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, by the total number of payments, as set forth in the table below (the total number of payments is based upon whether the Owner elects monthly, quarterly, semiannual or annual payments):
Payment Frequency	Total Number of Payments
Monthly	180
Quarterly	60
Semiannual	30
Annual	15
The Company guarantees that the Alternate Benefit shall be at least equal to an amount determined by applying the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, to Annuity Option 7 with a 15 year period certain, calculated without reference to the terms of the rider (see the discussion of Option 7 under “Annuity Options”).
The Alternate Benefit is calculated without reference to Annuity rates and represents the return of your Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, over a period of 15 years without crediting interest on that amount.
If the Owner annuitizes the Contract before the tenth anniversary of the purchase date of the rider or at any time thereafter other than within the 30-day period following a Contract anniversary, the Minimum Income Benefit is not available. The Owner is not required to use this Rider to receive Annuity Payments. However, the Company will not refund charges paid for this rider if the Owner annuitizes outside of its terms and conditions.
This rider was available only if the age of the Annuitant at the time the rider was issued was 79 or younger.
Please note that this rider may not be appropriate for you if you plan on taking withdrawals in excess of the Annual Limit because such excess withdrawals may significantly reduce or eliminate the value of the Guaranteed Minimum Income Benefit. If you have a Qualified Contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Limit, you will have to withdraw more than the Annual Limit to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Guaranteed Minimum Income Benefit.
Example 1. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Increases with Purchase Payments and Interest. Assume:
(i)
The Owner purchases the Contract with the 6% Dollar for Dollar Guaranteed Minimum Income Benefit.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to the Invesco V.I. Government Money Market, the PIMCO Low Duration Subaccount, or the Fixed Account.
(iv)
The Owner does not purchase a Credit Enhancement rider.
(v)
No Bonus Credits are applicable.
(vi)
There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000, and the Annual Limit is $6,000 ($100,000 x 6%). 99 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 99 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit has increased to $101,593, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .06)(99/365)
$100,000 x 1.06(99/365) = $101,593
The increase in the Annual Limit is calculated as follows:
Annual Limit prior to Purchase Payment + (Purchase Payment x 6%)
$6,000 + ($50,000 x 6%)
$6,000 + $3,000 = $9,000
After the $50,000 Purchase Payment, the Minimum Income Benefit is $151,593 ($101,593 + $50,000), and the Annual Limit is $9,000.
Example 2. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Decreases as a Result of a Withdrawal.
Continuing from Example 1, the Owner takes a withdrawal of $19,000 a little over a year (376 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $159,000 and the Minimum Income Benefit prior to the withdrawal is $160,971 ($151,593 x 1.06(376/365)). After the withdrawal, the Minimum Income Benefit decreases as follows:
(Minimum Income Benefit prior to withdrawal - Annual Limit) x (1 - (Amount of withdrawal in excess of the Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
($160,971 - $9,000) x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$151,971 x (1 - ($10,000 / $150,000)) = $141,839.60
The decrease in the Annual Limit is calculated as follows:
Annual Limit prior to withdrawal x (1 - (Amount of withdrawal in excess of Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
$9,000 x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$9,000 x (1 - ($10,000 / $150,000)) = $8,400
After the $19,000 withdrawal, the Contract Value is $140,000 ($159,000 - $19,000), the Minimum Income Benefit is $141,839.60, and the Annual Limit is $8,400.
Example 3. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit is used at Annuitization.

Continuing from Example 2, the Owner decides to annuitize the Contract 20 days after the 10th Contract anniversary. Approximately 3,197 days have elapsed since the last withdrawal of $19,000. The Owner has taken no other withdrawals and added no additional Purchase Payments to the Contract. The Owner chooses Annuity Option 2 and monthly annuity payments. At the time of annuitization, the year is 2020, and the Owner, a male, is age 72. The guaranteed rate per thousand for the 6% Guaranteed Minimum Income Benefit assuming life with 10 year period certain for a male aged 72 in 2020 is $5.39. As a result of accrued interest, the Minimum Income Benefit at the time of annuitization is $236,292.07 ($141,839.60 x (1.06(3197/365))). The guaranteed monthly annuity payment is calculated as follows:
(Minimum Income Benefit at Annuitization / $1,000) x Applicable guaranteed rate per thousand
($236,292.07 / $1,000) x $5.39
$236.29 x $5.39 = $1,273.61
Example 4. How Advisory Fee Withdrawals Reduce the 6% Dollar for Dollar Guaranteed Minimum Income Benefit.
Continuing from Example 3, 99 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. At the time the Contract is issued, the initial Guaranteed Minimum Income Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Minimum Income Benefit would have grown to $101,593 ($100,000 x 1.06(99/365)). Assume there have been no other fees or withdrawals taken during the Contract Year. Thus, the $1,000 advisory fee is less than the remaining Annual Limit of $6,000. As a result of the advisory fee withdrawal, the Guaranteed Minimum Income Benefit is reduced dollar for dollar as follows:
Guaranteed Minimum Income Benefit Prior to Withdrawal - Advisory Fee Withdrawal Amount =
$101,593 - $1,000 = $100,593
The remaining Annual Limit is also reduced dollar for dollar by the amount of the advisory fee withdrawal. Thus, after the advisory fee withdrawal, the remaining Annual Limit is $5,000 ($6,000 - $1,000) and the Guaranteed Minimum Income Benefit is $100,593.
Guaranteed Growth Death Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.
The Guaranteed Growth Death Benefit.
The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements and/or Bonus Credits, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elected the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and Loan Account; however, you will still pay the Rider charge applicable to the rate you have selected.) In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract anniversary following the oldest Owner’s 80th birthday; (3) the date due proof of the Owner’s death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner’s date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), net of premium tax and any withdrawals, including withdrawal charges.
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be Contract Value, as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Guaranteed Growth Death Benefit Increases with Purchase Payments and Interest. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Income Benefit at 5%.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to the Invesco V.I. Government Money Market or the Fixed Account.
(iv)
The Owner does not purchase a credit enhancement rider.
(v)
There are no applicable Bonus Credits.
(vi)
There are no outstanding loans on the Contract.
At the time the Contract is issued, the Guaranteed Growth Death Benefit is $100,000, and the Guaranteed Growth Death Benefit cap is 200% of Purchase Payments or $200,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Guaranteed Growth Death Benefit has increased to $102,586, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05)(191/365)
$100,000 x 1.05(191/365) = $102,586
The Guaranteed Growth Death Benefit increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit prior to Purchase Payment + Purchase Payment
$102,586 + $50,000 = $152,586
The Guaranteed Growth Death Benefit cap also increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit cap prior to Purchase Payment + (Purchase Payment x 200%)
$200,000 + ($50,000 x 200%)
$200,000 + $100,000 = $300,000
Following the $50,000 Purchase Payment, the Guaranteed Growth Death Benefit is $152,586, and the Guaranteed Growth Death Benefit cap is $300.000.
Example 2. How the Guaranteed Growth Death Benefit Decreases as a Result of a Withdrawal.
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Guaranteed Growth Death Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05(377/365)). After the withdrawal, the Guaranteed Growth Death Benefit decreases as follows:
Guaranteed Growth Death Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))

$160,472.50 x (1 - ($15,000 / $150,000)
$160,472.50 x (1 - .10)
$160,472.50 x .90 = $144,425.25
The Guaranteed Growth Death Benefit cap also decreases as a result of the withdrawal:
(Cumulative Purchase Payments - Cumulative withdrawals) x 200%
($150,000 - $15,000) x 200%
$135,000 x 200% = $270,000
After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), the Guaranteed Growth Death Benefit is $144,425.25, and the Guaranteed Growth Death Benefit cap is $270,000.
Example 3. How the Guaranteed Growth Death Benefit applies at Death.
Continuing from Example 2, 439 days after the $15,000 withdrawal, the Company receives due proof of death. At the time of death, the Contract Value is $150,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments, less any withdrawals and withdrawal charges (in this case, $135,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $150,000); or (3) the Guaranteed Growth Death Benefit (in this case, $153,154 ($144,425.25 x 1.05(439/365)). Thus, $153,154 is the amount that would be paid.
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Growth Death Benefit.
Continuing from Example 1, 191 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. At the time the Contract is issued, the initial Guaranteed Growth Death Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Growth Death Benefit would have grown to $102,586 ($100,000 x 1.05(191/365)). After the advisory fee is withdrawn, the reduction to the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x (1 - (Advisory Fee Withdrawal Amount / Contract Value))
$102,586 x (1 - ($1,000 / $100,000))
$102,586 x (1 - .01) = $101,560.14
At the time of Contract issue, the Guaranteed Growth Death Benefit cap is equal to 200% of Purchase Payments or $200,000. After the advisory fee withdrawal, the cap decreases to $198,000 ($200,000 - ($1,000 x 200%)).
Combined Annual Stepped Up and Guaranteed Growth Death Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;
3.
The Annual Stepped Up Death Benefit (as described above in the Prospectus under “Optional Riders”); or

4.
The Guaranteed Growth Death Benefit at 5% (as described above).
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Combined Annual Stepped Up and Guaranteed Growth Death Benefit.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
(iv)
The Owner takes no withdrawals between Contract issue and death.
At the time of Contract issue, the Annual Stepped Up Death Benefit is $100,000 (the Purchase Payment), the Guaranteed Growth Death Benefit at 5% is $100,000 (the Purchase Payment), and the Guaranteed Growth Death Benefit cap is 200% or $200,000.
Due to positive market performance, the Contract Value on the first Contract anniversary is $125,000. The Annual Stepped Up Death Benefit increases to $125,000, the Guaranteed Growth Death Benefit increases to $105,000 ($100,000 x (1.05(365/365))), and the GGDB cap remains unchanged at $200,000.
Due to negative market performance, the Contract Value on the second Contract anniversary is $98,000. The Annual Stepped Up Death Benefit remains unchanged at $125,000, the Guaranteed Growth Death Benefit increases to $110,250 ($105,000 x (1.05(365/365))), and the cap remains unchanged at $200,000.
212 days into the third Contract Year, the Owner dies. At the time of death, the Contract Value is $102,000, and the Guaranteed Growth Death Benefit is $113,419 ($110,250 x (1.05(212/365))). The death benefit is the greatest of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this example, $102,000), (3) the Annual Stepped Up Death Benefit (in this example, $125,000), or (4) the Guaranteed Growth Death Benefit at 5% (in this example, $113,419).
Thus, the death benefit payable is $125,000.
Example 2. How Advisory Fee Withdrawals Reduce the Combined Annual Stepped Up and Guaranteed Growth Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000, the Guaranteed Growth Death Benefit is $113,419, the Guaranteed Growth Death Benefit cap is $200,000, and the Annual Stepped Up Death Benefit is $125,000.
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 – (Advisory Fee Withdrawal Amount / Account Value Prior to Advisory Fee Withdrawal)]
$113,419 x [1 - (1 - ($1,000 / $100,000)]
$113,419 x (1 - .01) = $112,284.81
The Guaranteed Growth Death Benefit cap is calculated as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (200% x Advisory Fee Withdrawal Amount)
$200,000 - (200% x $1,000) = $198,000

The Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$125,000 x [1 - ($1,000 / $100,000)]
$125,000 x (1 - .01) = $123,750
Enhanced Death Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) —
This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges; or
2.
The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.
The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or (2) 25% of adjusted Purchase Payments.
•
“Contract gain” is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.
•
“Adjusted Purchase Payments” are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the Contract was issued was 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Enhanced Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Enhanced Death Benefit.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
During the fifth Contract Year, the Owner takes a withdrawal of $10,000. The Contract Value at the time of the withdrawal is $160,000. The adjusted Purchase Payments after the withdrawal are calculated as follows:
Previous Adjusted Purchase Payments x (1 - Withdrawal / Contract Value prior to withdrawal)
$100,000 x (1 - $10,000 / $160,000)
$100,000 x (1 - .0625)
$100,000 x .9375 = $93,750
During the sixth Contract Year, the Owner dies. At the time of death, the Contract Value is $175,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.

50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($175,000 - $93,750)
50% x $81,250 = $40,625
50% of adjusted Purchase Payments = 50% x 93,750 = $46,875
Thus, the Enhanced Death Benefit is $40,625.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $90,000 ($100,000 - $10,000)), or (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $215,625 ($175,000 + $40,625)). Thus, the death benefit payable is $215,625.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $125,000. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$100,000 x [1 - ($1,000 / $125,000)]
$100,000 x (1 - .008) = $99,200
Assume time elapses since the advisory fee withdrawal is take, and the Owner dies. At the time of the Owner’s death, the Contract Value is $130,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
50% x ($130,000 - $99,200)
$15,400
50% of Adjusted Purchase Payments = 50% x $99,200
$49,600
Therefore, the Enhanced Death Benefit is $15,400.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), or (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $145,400 ($130,000 + $15,400)). Thus, the death benefit payable is $145,400.
Combined Enhanced and Annual Stepped Up Death Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or

3.
The Annual Stepped Up Death Benefit (as described above in the Prospectus under “Optional Riders”), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced and Annual Stepped Up Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Combined Enhanced and Annual Stepped Up Death Benefit.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
(iv)
The Owner takes no withdrawals and makes no additional Purchase Payments.
(v)
On the first Contract anniversary, the Contract Value is $105,000.
(vi)
On the second Contract anniversary, the Contract Value is $99,000.
(vii)
On the third Contract anniversary, the Contract Value is $106,000.
The Annual Stepped Up Death Benefit is $100,000 at Contract issue, increases to $105,000 at the first Contract anniversary, remains unchanged at $105,000 at the second Contract anniversary, and increases to $106,000 at the third Contract anniversary.
During the fourth Contract Year, the Owner dies. At the time of death, the Contract Value is $107,000, and the Annual Stepped Up Death Benefit is $106,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000)
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500)), or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $109,500 ($106,000 + $3,500)). Thus, the death benefit payable is $110,500.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced and Annual Stepped Up Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$100,000 x [1 - ($1,000 / $125,000)]
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]

$106,000 x [1 - ($1,000 / $125,000)]
$106,000 x (1 - .008) = $105,152
Later in the fourth Contract Year, the Owner dies. At the time of the Owner’s death, the Contract Value is $130,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
50% x ($130,000 - $99,200)
$15,400
50% of Adjusted Purchase Payments = 50% x $99,200
$49,600
Therefore, the Enhanced Death Benefit is $15,400.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $145,400 ($130,000 + $15,400)), or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $120,552 ($105,152 + 15,400)). Thus, the death benefit payable is $145,400.
Combined Enhanced and Guaranteed Growth Death Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.
The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced and Guaranteed Growth Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Combined Enhanced and Guaranteed Growth Death Benefit at 5%.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
(iv)
The Owner takes no withdrawals and makes no additional Purchase Payments.
During the fourth Contract Year, 1,546 days from Contract issue, the Owner dies. At the time of death, the Contract Value is $107,000.

The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000)
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x ((1 + .05(1546/365)))
$100,000 x (1.05(1546/365)) = $122,956
(less than the $200,000 Guaranteed Growth Death Benefit cap of $200,000)
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500)), or (3) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $126,456 ($122,956 + $3,500)).
Thus, the death benefit payable is $126,456.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced and Guaranteed Growth Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000 and the Guaranteed Growth Death Benefit is $122,956. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$100,000 x [1 - ($1,000 / $125,000)]
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$122,956 x [1 - ($1,000 / $125,000)]
$122,956 x (1 - .008) = $121,972.35
Thirty days after the advisory fee is taken, the Owner dies. At the time of the Owner’s death, the Contract Value is $126,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
50% x ($126,000 - $99,200)
$13,400

50% of Adjusted Purchase Payments = 50% x $99,200
$49,600
Therefore, the Enhanced Death Benefit is $13,400.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Guaranteed Growth Death Benefit x 1.05(30/365)
$121,972.35 x 1.05(30/365) = $122,462.46
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $139,400 ($126,000 + $13,400)), or (3) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $135,862.46 ($122,462.46 + 13,400)). Thus, the death benefit payable is $135,862.46.
Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit — (This
rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.
The Annual Stepped Up Death Benefit (as described above in the Prospectus under “Optional Riders”), plus the Enhanced Death Benefit (as described above); or
4.
The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit at 5%.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
(iv)
The Owner takes no withdrawals and makes no additional Purchase Payments.
(v)
On the first Contract anniversary, the Contract Value is $105,000.
(vi)
On the second Contract anniversary, the Contract Value is $99,000.
(vii)
On the third Contract anniversary, the Contract Value is $106,000.
The Annual Stepped Up Death Benefit is $100,000 at Contract issue, increases to $105,000 at the first Contract anniversary, remains unchanged at $105,000 at the second Contract anniversary, and increases to $106,000 at the third Contract anniversary.

During the fourth Contract Year, 1,546 days from Contract issue, the Owner dies. At the time of death, the Contract Value is $107,000, and the Annual Stepped Up Death Benefit is $106,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000)
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x ((1 + .05(1546/365)))
$100,000 x (1.05(1546/365)) = $122,956
(less than the $200,000 Guaranteed Growth Death Benefit cap of $200,000)
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500)), (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $109,500 ($106,000 + $3,500)), or (4) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $126,456 ($122,956 + $3,500)).
Thus, the death benefit payable is $126,456.
Example 2. How Advisory Fee Withdrawals Reduce the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000 and the Guaranteed Growth Death Benefit is $122,956. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal	x	[1 - (	Advisory Fee Withdrawal Amount	/	Contract Value Prior to Advisory Fee Withdrawal	)]

$100,000 x [1 - ($1,000 / $125,000)]
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$122,956 x [1 - ($1,000 / $125,000)]
$122,956 x (1 - .008) = $121,972.35
After the withdrawal, the Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$106,000 x [1 - ($1,000 / $125,000)]
$106,000 x (1 - .008) = $105,152

Thirty days after the advisory fee is taken, the Owner dies. At the time of the Owner’s death, the Contract Value is $120,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
50% x ($120,000 - $99,200)
$10,400
50% of Adjusted Purchase Payments = 50% x $99,200
$49,600
Therefore, the Enhanced Death Benefit is $10,400.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Guaranteed Growth Death Benefit x 1.05(30/365)
$121,972.35 x 1.05(30/365) = $122,462.46
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $130,400 ($120,000 + $10,400)), (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $115,552 ($105,152 + 13,400)), or (4) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $132,862.46 ($122,462.46 + $10,400)). Thus, the death benefit payable is $132,862.46
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death
Benefit (formerly the Dollar for Dollar Combination Benefit) — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”) as described under “6% Dollar for Dollar Guaranteed Minimum Income Benefit.” For a discussion of the Minimum Income Benefit, see “6% Dollar for Dollar Guaranteed Minimum Income Benefit.”
In addition to the Minimum Income Benefit, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.
The Minimum Death Benefit, as described below.
The Company will not pay the Minimum Death Benefit if either 1 or 2 above is higher than the Minimum Death Benefit as of the Valuation Date that the Company receives due proof of death and instructions regarding payment. The Company will not, however, refund charges paid for the rider if the Minimum Death Benefit is not paid. Because you may never need to rely upon the Minimum Death Benefit, it should be viewed as a death benefit “floor.”
The Minimum Income Benefit and Minimum Death Benefit are calculated separately and there are differences in the methods of their calculation. As a result, the Minimum Income Benefit and Minimum Death Benefit amounts will differ.
The Minimum Death Benefit is an amount equal to Purchase Payments, plus any Credit Enhancements and/or Bonus Credits, less any Premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the Invesco V.I. Government Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Death Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Death Benefit. Any such Subaccounts will be disclosed in this Prospectus.
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Limit”), without a proportional reduction in the Minimum Death Benefit. The Annual Limit initially is equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and/or Bonus Credit. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the Contract Date or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.
The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added to Contract Value subsequent to the Contract Date. The Company reduces the Annual Limit if you make a withdrawal of Contract Value in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.
In crediting interest to determine the Minimum Death Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, (2) the Contract anniversary following the oldest Owner’s 80th birthday, or (3) the first Valuation Date as of which the Minimum Death Benefit exceeds the Minimum Death Benefit Cap. The Minimum Death Benefit Cap is an amount equal to 200% of (a) minus (b) where (a) is the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any premium tax, and (b) is the sum of all withdrawals from Contract Value, including any applicable withdrawal charges, any forfeited Credit Enhancements, and any charges for premium taxes.
In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Death Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal. (Withdrawals, for purposes of the rider, include any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges.) In the event of a withdrawal that exceeds the Annual Limit, the Minimum Death Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.
The amount of the Minimum Death Benefit shall in no event exceed an amount equal to the Minimum Death Benefit Cap. Also, if due proof of death and instructions regarding payment of the death benefit are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit under the rider will be Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company.
This rider was available only if the age of each Owner on the Contract Date was 79 or younger and the age of each Annuitant on the Contract Date was 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Increase with Purchase Payments and Interest. Assume:
(i)
The Owner purchases the Contract with the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to the Invesco V.I. Government Money Market, the PIMCO Low Duration Subaccount, or the Fixed Account.
(iv)
The Owner does not purchase a credit enhancement rider.
(v)
No Bonus Credits are applicable.
(vi)
There are no outstanding loans on the Contract.

At the time the Contract is issued, the Minimum Income Benefit is $100,000, the Annual Limit is $6,000 ($100,000 x 6%), the Minimum Death Benefit is $100,000, and the Minimum Death Benefit Cap is $200,000 ($100,000 x 200%). 99 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 99 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit and Minimum Death Benefit have both increased to $101,593, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x ((1 + .06)(99/365))
$100,000 x (1.06(99/365)) = $101,593
The increase in the Annual Limit is calculated as follows:
Annual Limit prior to Purchase Payment + (Purchase Payment x 6%)
$6,000 + ($50,000 x 6%)
$6,000 + $3,000 = $9,000
After the $50,000 Purchase Payment, the Minimum Income Benefit and the Minimum Death Benefit are both $151,593 ($101,593 + $50,000), the Annual Limit is $9,000, and the Minimum Death Benefit Cap increases to $300,000 ($200,000 + ($50,000 x 200%)).
Example 2. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Decrease as a Result of a Withdrawal.
Continuing from Example 1, the Owner takes a withdrawal of $19,000 a little over a year (376 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $159,000. The Minimum Income Benefit and the Minimum Death Benefit prior to the withdrawal are both $160,971 ($151,593 x 1.06(376/365)). After the withdrawal, the Minimum Income Benefit and Minimum Death Benefit decrease as follows:
(Minimum Income Benefit prior to withdrawal - Annual Limit) x (1 - (Amount of withdrawal in excess of the Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
($160,971 - $9,000) x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$151,971 x (1 - ($10,000 / $150,000)) = $141,839.60
(Minimum Death Benefit prior to withdrawal - Annual Limit) x (1 - (Amount of withdrawal in excess of the Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
($160,971 - $9,000) x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$151,971 x (1 - ($10,000 / $150,000)) = $141,839.60
The decrease in the Annual Limit is calculated as follows:
Annual Limit prior to withdrawal x (1 - (Amount of withdrawal in excess of Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
$9,000 x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$9,000 x (1 - ($10,000 / $150,000)) = $8,400
After the $19,000 withdrawal, the Contract Value is $140,000 ($159,000 - $19,000), the Minimum Income Benefit and the Minimum Death Benefit are both $141,839.60, the Annual Limit is $8,400, and the Minimum Death Benefit Cap is $281,000 ($300,000 - $19,000).
Example 3. Death Benefit and Annuitization under the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit.
Continuing from Example 2, approximately 12 years (4,380 days) have elapsed since the $19,000 withdrawal. No additional withdrawals have been taken, and no additional Purchase Payments have been added to the Contract. The Minimum Income Benefit and Minimum Death Benefit are both $285,409.14 ($141,839.60 x (1.06(4380/365))), and the Minimum Death Benefit Cap is $281,000.

If the Owner chooses to annuitize under the Guaranteed Minimum Income Benefit, $285,409.14 would be used to determine the guaranteed annuity payment.
If the Owner dies, the death benefit payable would be $281,000 (the Minimum Death Benefit Cap).
Example 4. How Advisory Fee Withdrawals Reduce the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Decrease as a Result of a Withdrawal. Assume:
(i)
The Owner purchases the Contract with the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to the Invesco V.I. Government Money Market, the PIMCO Low Duration Subaccount, or the Fixed Account.
(iv)
The Owner does not purchase a Credit Enhancement rider.
(v)
No Bonus Credits are applicable.
(vi)
There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000, the Annual Limit is $6,000 ($100,000 x 6%), the Minimum Death Benefit is $100,000, and the Minimum Death Benefit Cap is $200,000 ($100,000 x 200%). Ninety-nine days after Contract issue, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Minimum Income Benefit is $101,593 ($100,000 x 1.06(99/365)), the Minimum Death Benefit is $101,593 ($100,000 x 1.06(99/365)), the Minimum Death Benefit Cap is $200,000, and the Annual Limit is $6,000.
Because the advisory fee of $1,000 is less than the Annual Limit of $6,000, the withdrawal reduces the Minimum Income Benefit dollar for dollar as follows:
Minimum Income Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal
$101,593 - $1,000 = $100,593
Because the advisory fee of $1,000 is less than the Annual Limit of $6,000, the withdrawal reduces the Minimum Death Benefit dollar for dollar as follows:
Minimum Death Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal
$101,593 - $1,000 = $100,593
The Guaranteed Minimum Death Benefit Cap is reduced as follows:
Minimum Death Benefit Cap Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount
$200,000 - $1,000 = $199,000
The Annual Limit is reduced as follows:
Annual Limit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount
$6,000 - $1,000 = $5,000
Guaranteed Minimum Withdrawal Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — If you elected this rider when you purchased the Contract, your “Benefit Amount” was equal to a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit. If you purchased the rider on a Contract anniversary, your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the “Remaining Benefit Amount.”
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Withdrawal Amount”), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

Annual Withdrawal Amount*	Benefit Amount*
5%	130%
6%	110%
7%	100%
*
A percentage of the initial Purchase Payment including any
Credit Enhancement and/or Bonus Credit (or Contract Value
on the purchase date of the rider if the rider was purchased on a Contract anniversary)

If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.
Example 1. Annual Withdrawal Amount Continues when the Contract Value Reaches Zero. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
(iv)
The assumed rate of return is -1.00%.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. If the Owner takes no other withdrawals in Contract Year 1 besides the Annual Withdrawal Amount, at the beginning of Contract Year 2, the Contract Value is $94,050 and the Remaining Benefit Amount is $125,000. If the Owner continues taking only the Annual Withdrawal Amount each Contract Year, at the end of Contract Year 19, the Contract Value is $0, but the Remaining Benefit Amount is $35,000. The Owner can continue taking the Annual Withdrawal Amount for seven additional Contract Years until the Remaining Benefit Amount is $0.
If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under “Contingent Deferred Sales Charge,” and “Extra Credit.” Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. Please see “Federal Tax Matters.”
The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.
The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount. The percentage is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
Example 2. Effect of an Excess Withdrawal and Recalculation of the Remaining Benefit Amount and the Annual Withdrawal Amount. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.

At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. Due to negative market performance, in Contract Year 1 the Contract Value is reduced to $85,000 and the Owner decides to withdraw $15,000. This reduces the Contract Value to $70,000 ($85,000 - $15,000). Because the $15,000 withdrawal exceeds the Annual Withdrawal Amount, the Remaining Benefit Amount and future Annual Withdrawal Amount will be reduced. The excess withdrawal is equal to $10,000 ($15,000 - $5,000), the amount of the withdrawal in excess of the Annual Withdrawal Amount.
The percentage reduction in the Remaining Benefit Amount and the future Annual Withdrawal Amount is calculated as follows:
Excess Withdrawal Amount / (Contract Value Prior to Withdrawal - Annual Withdrawal Amount):
$10,000 / ($85,000 - $5,000)
$10,000 / $80,000 = 12.50%
The adjusted Remaining Benefit Amount is calculated as follows:
Remaining Benefit Amount - Annual Withdrawal Amount x Calculated Reduction
$130,000 - $5,000 = $125,000
$125,000 x (1 - 12.50%) = $109,375
The future Annual Withdrawal Amount is calculated as follows:
Annual Withdrawal Amount x Calculated Reduction
$5,000 x (1 - 12.50%) = $4,375
After the reduction, the Remaining Benefit Amount is $109,375 and the future Annual Withdrawal Amount is $4,375.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.
Example 3. Remaining Benefit Amount Reset. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. On the sixth Contract anniversary, the Owner elects to reset the Remaining Benefit Amount. The Owner has taken no other withdrawals besides the Annual Withdrawal Amount for the last six Contract Years. On the sixth Contract anniversary, due to positive market performance, the Contract Value is $120,000, and the Remaining Benefit Amount is $100,000 ($130,000 – ($5,000 x 6)). Upon the reset, the Remaining Benefit Amount will increase to $120,000, and the Annual Withdrawal Amount will increase from $5,000 to $6,000 ($120,000 x 5%). After the reset, the Contract will not be eligible for another reset until after the 11th Contract anniversary.
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Minimum Withdrawal Benefit. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.

A $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. Because the advisory fee of $1,000 is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Withdrawal Benefit dollar for dollar as follows:
Guaranteed Minimum Withdrawal Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount
$130,000 - $1,000 = $129,000
After the withdrawal, the remaining Annual Withdrawal Amount is reduced as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount
$5,000 - $1,000 = $4,000
If the advisory fee withdrawal is $6,000 (and therefore greater than the Annual Withdrawal Amount), the Guaranteed Minimum Withdrawal Benefit is reduced proportionately as follows:
(Guaranteed Minimum Withdrawal Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)]
($130,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
$125,000 x [1 - ($1,000/$95,000)] = $123,684.21
The withdrawal reduces the Guaranteed Minimum Withdrawal Benefit by more than the amount of the withdrawal. After the withdrawal, the remaining Annual Withdrawal Amount is $0. The advisory fee withdrawal will proportionately reduce the Annual Withdrawal Amount available in future Contract Years. The Annual Withdrawal Amount for the next Contract Year is calculated as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - [1 - (Advisory Fee Withdrawal - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)]
$5,000 x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
$5,000 x ($1,000/$95,000) = $4,947.37
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was 85 or younger.
If you have a Qualified Contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Remaining Benefit Amount.
Total Protection — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.
Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under “Guaranteed Minimum Death Benefit,” with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements, Bonus Credits or Purchase Payments made during the 12 months preceding the Owner’s date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.
This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under “Guaranteed Minimum Withdrawal Benefit” above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credits (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract anniversary).
The Guaranteed Minimum Accumulation Benefit provides that at the end of the “Term,” which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.
The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements and/or Bonus Credits) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.
This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 79 or younger.
Because of the ten-year Term, if you are within ten years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not be able to receive the full value of the Guaranteed Minimum Accumulation Benefit. You should consult a tax adviser before resetting the Guaranteed Minimum Accumulation Benefit with a Qualified Contract.
Example 1. How an Additional Purchase Payment Affects the Total Protection Rider. Assume:
(i)
The Owner purchases the Contract with the Total Protection Rider.
(ii)
The initial Purchase Payment is $100,000.
At Contract issue, the Guaranteed Growth Death Benefit is $100,000, the Guaranteed Growth Death Benefit cap is $200,000 ($100,000 x 200%), the Remaining Benefit Amount is $100,000 ($100,000 x 100%), the Annual

Withdrawal Amount is $5,000 ($100,000 x 5%), and the Guaranteed Minimum Accumulation Benefit is $105,000 ($100,000 x 105%).
The Owner adds a Purchase Payment of $10,000 to the Contract in the first Contract Year (42 days after Contract issue). As a result of interest accrued over the 42 days since the initial Purchase Payment, immediately prior to the $10,000 Purchase Payment, the Guaranteed Growth Death Benefit has increased to $100,563, calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05(42/365))
$100,000 x (1.05(42/365)) = $100,563
The Guaranteed Growth Death Benefit increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit prior to Purchase Payment + Purchase Payment
$100,563 + $10,000 = $110,563
The Guaranteed Growth Death Benefit cap also increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit cap prior to Purchase Payment + (Purchase Payment x 200%)
$200,000 + ($10,000 x 200%)
$200,000 + $20,000 = $220,000
The Remaining Benefit Amount increases as a result of the Purchase Payment:
Remaining Benefit Amount prior to Purchase Payment t + (Additional Purchase Payment x 100%)
$100,000 + ($10,000 x 100%)
$100,000 + $10,000 = $110,000
The Annual Withdrawal Amount increases as a result of the Purchase Payment:
Prior Annual Withdrawal Amount + (Purchase Payment x 5%)
$5,000 + ($10,000 x 5%)
$5,000 + $500 = $5,500
The Guaranteed Minimum Accumulation Benefit increases as a result of the Purchase Payment:
Guaranteed Minimum Accumulation Benefit prior to Purchase Payment + (Purchase Payment x 105%)
$105,000 + ($10,000 x 105%)
$105,000 + $10,500 = $115,500
Example 2. How a Withdrawal Affects the Total Protection Rider.
Continuing from Example 1, the Owner withdraws $10,500 from the Contract in the fourth Contract Year (1,450 days after the additional Purchase Payment). The Contract Value prior to withdrawal is $130,500.
As a result of interest accrued over the 1,450 days since the additional Purchase Payment, immediately prior to the $10,500 withdrawal, the Guaranteed Growth Death Benefit has increased to $134,210.50, calculated as follows:
Guaranteed Growth Death Benefit x (1 + Effective Annual Interest Rate)^Time Elapsed Since Additional Purchase Payment
$110,563 x (1 + .05(1450/365))
$110,563 x (1.05(1450/365)) = $134,210.50
The Guaranteed Growth Death Benefit decreases as a result of the withdrawal:

(Guaranteed Growth Death Benefit prior to withdrawal - Annual Withdrawal Amount) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
($134,210.50 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500))
$128,710.50 x (1 - ($5,000 / $125,000))
$128,710.50 x (1 - .04)
$128,710.50 x .96 = $123,562.08
The Guaranteed Growth Death Benefit cap also decreases as a result of the withdrawal:
(Cumulative Purchase Payments - Cumulative withdrawals) x 200%
($100,000 + $10,000 - $10,500) x 200%
$99,500 x 200% = $199,000
The Remaining Benefit Amount decreases as a result of the withdrawal:
(Remaining Benefit Amount prior to withdrawal - Annual Withdrawal Amount) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
($110,000 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500))
$104,500 x (1 - ($5,000 / $125,000))
$104,500 x (1 - .04)
$104,500 x .96 = $100,320
The Annual Withdrawal Amount decreases as a result of the withdrawal:
Prior Annual Withdrawal Amount x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
$5,500 x (1 - ($10,500 - $5,500) / ($130,500 - $5,500))
$5,500 x (1 - ($5,000 / $125,000))
$5,500 x (1 - .04)
$5,500 x .96 = $5,280
The Guaranteed Minimum Accumulation Benefit decreases as a result of the withdrawal:
(Guaranteed Minimum Accumulation Benefit prior to withdrawal - Annual Withdrawal Limit) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
($115,500 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500))
$110,000 x (1 - ($5,000 / $125,000))
$110,000 x (1 - .04)
$110,000 x 0.96 = $105,600
After the withdrawal, the Guaranteed Growth Death Benefit is $123,562.08, the Guaranteed Growth Death Benefit cap is $199,000, the Remaining Benefit Amount is $100,320, the Annual Withdrawal Amount is $5,280, and the Guaranteed Minimum Accumulation Benefit is $105,600.
Example 3. Total Protection Rider at the end of 10 Years.
Continuing from Example 2, assume the Owner does not reset the Guaranteed Minimum Accumulation Benefit term for the first 10 Contract Years. At the end of 10 Contract Years, the Owner’s Contract Value is $104,000, and the Guaranteed Minimum Accumulation Benefit is $105,600. Because the Guaranteed Minimum Accumulation Benefit exceeds the Contract Value, the difference of $1,600 will be added to the Owner’s Contract Value. Once this additional amount has been added to the Owner’s Contract Value, the Guaranteed Minimum Accumulation Benefit terminates.
Example 4. How Advisory Fee Withdrawals Reduce the Total Protection Rider. Assume:
(i)
The Owner purchases the Contract with the Total Protection Rider.
(ii)
The initial Purchase Payment is $100,000.

At Contract issue, the Guaranteed Growth Death Benefit is $100,000, the Guaranteed Growth Death Benefit cap is $200,000 ($100,000 x 200%), the Remaining Benefit Amount is $100,000 ($100,000 x 100%), the Annual Withdrawal Amount is $5,000 ($100,000 x 5%), and the Guaranteed Minimum Accumulation Benefit is $105,000 ($100,000 x 105%).
A $1,000 advisory fee is withdrawn from the Contract. Immediately prior to the withdrawal, the Guaranteed Growth Death Benefit has increased to $110,563, the Guaranteed Growth Death Benefit cap is $200,000, the Remaining Benefit Amount is $100,000, the Annual Withdrawal Amount is $5,000, and the Guaranteed Minimum Accumulation Benefit is $105,000.
Because the advisory fee of $1,000 is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Withdrawal Benefit dollar for dollar as follows:
Guaranteed Growth Death Benefit - Advisory Fee Withdrawal Amount
$110,563 - $1,000 = $109,563
The Guaranteed Growth Death Benefit cap is reduced as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (Advisory Fee Withdrawal Amount x 200%) =
$200,000 - ($1,000 x 200%)
$200,000 - $2,000 = $198,000
The remaining Annual Withdrawal Amount is reduced as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount
$5,000 - $1,000 = $4,000
Because the advisory fee is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Remaining Benefit Amount dollar for dollar as follows:
Remaining Benefit Amount Prior to Advisory Fee Withdrawal – Advisory Fee Withdrawal Amount
$100,000 - $1,000 = $99,000
Because the advisory fee is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Accumulation Benefit dollar for dollar as follows:
Guaranteed Minimum Accumulation Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount
$105,000 - $1,000 = $104,000
If the advisory fee withdrawal is $6,000 (and therefore greater than the Annual Withdrawal Amount), benefits under the Total Protection Rider are reduced proportionately.
The Guaranteed Growth Death Benefit is reduced as follows:
(Guaranteed Growth Death Benefit – Annual Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
($110,563 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
($105,563 x [1 - ($1,000/$95,000)] = $104,451.81
The Guaranteed Growth Death Benefit Cap is reduced as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (Advisory Fee Withdrawal Amount x 200%)

$200,000 - ($6,000 x 200%)
$200,000 - $12,000 = $188,000
After the withdrawal, the remaining Annual Withdrawal Amount is $0. The advisory fee withdrawal will proportionately reduce the Annual Withdrawal Amount available in future Contract Years. The Annual Withdrawal Amount for the next Contract Year is calculated as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
$5,000 x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
$5,000 x [1 - ($1,000/$95,000)] = $4,947.37
The Remaining Benefit Amount is reduced as follows:
(Remaining Benefit Amount Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)]
($100,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
$95,000 x [1 - ($1,000/$95,000)] = $94,000
The Guaranteed Minimum Accumulation Benefit is reduced as follows:
(Guaranteed Minimum Accumulation Benefit Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
($105,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
$100,000 x [1 - ($1,000/$95,000)] = $98,947.37

APPENDIX C
Automatic Bonus Credit Rider

During the period of May 1, 2005 through December 31, 2007, the Company automatically issued a rider, which made available a Bonus Credit; provided, however, that the rider was available only if (1) the Company issued the Contract during the period of May 1, 2005 through December 31, 2007; (2) the Contract was issued without a 0-Year Alternate Withdrawal Charge Rider; and (3) the age of any Owner on the Contract Date was 80 or younger.
The Bonus Credit, which was added to Contract Value, generally was equal to 2% of each Purchase Payment made in the first Contract Year. If the Contract was issued with a 4-Year Alternate Withdrawal Charge Rider, the Bonus Credit was equal to 1% of each Purchase Payment made in the first Contract Year, and if the Contract was issued with a 0-Year Alternate Withdrawal Charge Rider, the Bonus Credit was not available. The Company applied the Bonus Credit to Contract Value at the time the Purchase Payment was effective, and any Bonus Credit was allocated among the Subaccounts in the same proportion as the applicable Purchase Payment. This rider is no longer available, but if your Contract was issued with this rider, you received the applicable Bonus Credit amount with respect to all Purchase Payments made during the first Contract Year. If you purchased the Contract in connection with the transfer or exchange of a variable annuity contract issued by another insurance company, the Company made the automatic Bonus Credit available only if your application was submitted during the period of May 1, 2005 through December 31, 2007 and your initial Purchase Payment was received by the Company no later than February 28, 2008.
The Bonus Credit is subject to any applicable withdrawal charge. There was no charge for this rider.
C-1

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The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://dfinview.com/SecurityBenefit/TAHD/814121612?site=PSBL.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000029048

Prospectus
May 1, 2022

NEA VALUEBUILDER VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
Security Benefit Life Insurance Company
and offered by Security Distributors, LLC
28-01917-00 2022/05/01
NEA 191

NEA VALUEBUILDER VARIABLE ANNUITY
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
SBL Variable Annuity Account XIV
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-NEA-VALU www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the NEA Valuebuilder Variable Annuity—an Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract was sold to individuals in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. The Contract is currently not sold to new investors.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called SBL Variable Annuity Account XIV (the “Separate Account”), or to the Fixed Account (if it is available under your Contract). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).
The Contract is made available under the NEA Retirement Program pursuant to an agreement between the Company and NEA’s Member Benefits Corporation (“MBC”), a wholly-owned subsidiary of the National Education Association of the United States (the “NEA”). Pursuant to this agreement, the Company has the exclusive right to offer products, including the Contract, under the NEA Retirement Program (subject to limited exceptions), and MBC provides certain services in connection with the NEA Retirement Program. The Company pays a fee to MBC under the agreement. Neither the NEA nor MBC is registered as a broker-dealer, and they do not distribute the Contract or provide securities brokerage services. The Contract also may be offered in certain school districts pursuant to other arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. See “Information About the Company, the Separate Account, and the Funds” for more information.
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. Neither the refund nor the Contract Value will include any Credit Enhancements, if applicable. You should
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Expenses for this Contract, if purchased with the Extra Credit Rider, may be higher than expenses for a contract without the Extra Credit Rider. The amount of Credit Enhancement may be more than offset by additional fees and charges. All or a portion of your Credit Enhancement may be recaptured upon cancellation of your Contract under the free look provision, surrender, withdrawal, or death.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2022
NEA 191
Protected by U.S. Patent No. 7,251,623 B1.28-01917-00 2022/05/01

review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
2

3

4

Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Debt — The unpaid loan balance including accrued loan interest.
Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date.
Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
5

Guaranteed Rate — The minimum interest rate earned on Contract Value allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Participant — A Participant under a Qualified Plan.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — SBL Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
Important Information You Should Consider About the Contract

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals
If you withdraw money from your Contract within 7 years following your last
Purchase Payment, you may be assessed a surrender charge of up to 7% (as a percentage of the portion of the withdrawal amount consisting of Purchase
Payments), declining to 0% in the eighth year.
For example, if you were to withdraw $100,000 during a surrender charge period, you would be assessed a charge of up to $7,000.
Fee Table Fee Table – Examples Charges and Deductions – Contingent Deferred Sales Charge
Transaction Charges	Other than surrender charges (if any), there are no charges for other transactions (e.g., transferring money between investment options).	Not Applicable
6

	FEES AND EXPENSES			Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Interest on any
Contract loans is not reflected. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table
Fee Table – Examples
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Administration Charge
Charges and Deductions
– Account Adminis-
tration Charge
Charges and Deductions
– Optional Rider Charges
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.93%	1.08%
	Investment options[2] (Underlying Fund fees and expenses)	0.59%	1.94%
	Optional benefits available for an additional charge[3] (for a single optional benefit, if elected)	0.05%	0.85%
1
As a percentage of Contract Value allocated to the Separate Account. Any charge above the minimum charge of 0.90% is deducted from your Contract Value on a monthly basis. The charge shown includes the account administration charge.
2
As a percentage of Underlying Fund average net assets.
3
As a percentage of Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,378.45	Highest Annual Cost: $3,146.87
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
•No optional benefits
•No sales charges or advisory fees
•No additional Purchase Payments,
transfers or withdrawals
•No Contract loans
•No Credit Enhancement amounts

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base
Contract charge, optional benefits,
and Underlying Fund fees and
expenses
•No sales charges or advisory fees
•No additional Purchase Payments,
transfers or withdrawals
•No Contract loans
•No Credit Enhancement amounts

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your Contract or the amount of money that you actually receive. Withdrawals may also reduce or terminate
Contract guarantees.
•The benefits of tax deferral and long-term income mean the Contract is more beneficial to investors with a long time horizon.
Charges and Deductions – Contingent Deferred Sales Charge The Contract – General
7

	RISKS	Location in Prospectus
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that you choose under the Contract.
•Each investment option (including the Fixed Account, if available) has its own unique risks.
•You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security
Benefit Life Insurance Company. Any obligations (including under the Fixed
Account option), guarantees or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life
Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting www.securitybenefit.com.
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
	RESTRICTIONS	Location in Prospectus
Investments
•Certain investment options may not be available under your Contract.
•Certain Subaccounts prohibit you from transferring out and back within a period of calendar days.
•We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•There are certain restrictions on transfers between the Fixed Account and
Subaccounts.
•We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Transfers of Contract Value – Frequent Transfer Restrictions The Fixed Account – Transfers and Withdrawals from the Fixed Account Other Information – Changes to Investments
Optional Benefits
•Optional benefits are only available at Contract issue. You cannot change or cancel the benefits that you select after they are issued.
•Certain optional benefits are not available in every state and are subject to age restrictions.
•Certain optional benefits previously offered with the Contract are no longer available for purchase. We reserve the right to stop offering for purchase any currently available optional benefit at any time.
•Optional benefits may limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
•We do not have the right to modify or terminate an optional benefit.
Withdrawals, however, may reduce the value of an optional benefit by an amount greater than the value withdrawn or result in termination of the benefit.
Benefits Under the Contract – Optional Riders Appendix B – Riders Available Only Prior to February 1, 2010
	TAXES	Location in Prospectus
Tax Implications
•If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
The Contract – Withdrawals to Pay Advisory Fees Charges and Deductions – Deduction of Advisory Fees Federal Tax Matters Federal Tax Matters – Qualified Plans
8

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. Because of the withdrawal charge and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests. The Fixed Account option (if available under your Contract), which guarantees the principal and a minimum interest rate, may also be available for investment. If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account.
A list of the Underlying Funds available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7), withdrawals (other than systematic withdrawals) are permitted after the Annuity Start Date. In
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general, optional benefits (e.g., the Annual Stepped Up Death Benefit) terminate upon annuitization if you elect one of Annuity Options 1 through 4, 7, or 8. If you elect Annuity Option 5 or 6, the optional benefit will continue after the Annuity Start Date if you purchase the Waiver of Withdrawal Charge Rider or the 0-Year or 4-Year Alternate Withdrawal Charge Rider, and the Company will continue to deduct optional benefit charges after the Annuity Start Date.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Loans. If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. A loan must be taken and repaid prior to the Annuity Commencement Date.
Waiver of Withdrawal Charge Rider. For an additional charge, under certain circumstances, we will waive your withdrawal charges.
Extra Credit Rider. For an additional cost during the first seven Contract Years, the Company adds to your Contract Value an amount known as a Credit Enhancement, which is based on a percentage of any Purchase Payments made in the first Contract Year. In the past, we offered a version of this rider at no cost. All or a portion of your Credit Enhancement may be recaptured upon free look, surrender, withdrawal, or death.
0-Year or 4-Year Alternate Withdrawal Charge. For an additional cost, this rider makes available an alternative, shorter withdrawal charge schedule. The withdrawal charge varies depending on the Purchase Payment age and will apply in lieu of the Contract’s seven-year withdrawal charge schedule.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but no surrender charge (if applicable) is assessed on such withdrawals, and the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts and the Fixed Account (if available) on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day each month or pursuant to a salary reduction agreement.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
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Transaction Expenses
Charge
Sales Load on Purchase Payments	None
Maximum Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	7%[1]
Transfer Fee (per transfer)	None
1 We also refer to this charge as a contingent deferred sales charge, withdrawal charge, and sales charge. The amount of the surrender charge is determined by reference to how long your Purchase Payments have been held under the Contract. Free withdrawals are available equal to
(1) 10% of Purchase Payments, excluding any Credit Enhancements, in the first Contract Year, and (2) 10% of Contract Value as of the first
Valuation Date of the Contract Year in each subsequent Contract Year. See “Full and Partial Withdrawals” and “Contingent Deferred Sales
Charge” for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase an optional rider, you will pay additional charges, as shown below.
Annual Contract Expenses
Charge
Administrative Expenses	$30.00[1]
Net Loan Interest Charge	2.75%[2]
Base Contract Expenses (as a percentage of average Contract Value)	1.05%[3]
Optional Rider Expenses (as a percentage of Contract Value)[4]
	Annual Rider Charge
Riders Previously Available for Purchase with The Contract
4% Extra Credit Rider[5]	0.55%
Annual Stepped Up Death Benefit	0.20%
Waiver of Withdrawal Charge*	0.05%
Waiver of Withdrawal Charge—15 Years or Disability*	0.05%
Alternate Withdrawal Charge Rider (0-Year)*	0.70%
Alternate Withdrawal Charge Rider (4-Year)[6]*	0.55%
Riders Available for Purchase Only Prior to February 1, 2010
3% Guaranteed Minimum Income Benefit Rider	0.15%
5% Guaranteed Minimum Income Benefit Rider	0.30%
3% Guaranteed Growth Death Benefit Rider	0.10%
5% Guaranteed Growth Death Benefit Rider	0.20%
6% Guaranteed Growth Death Benefit Ride[7]	0.25%
7% Guaranteed Growth Death Benefit Rider[7]	0.30%
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.25%
Enhanced Death Benefit Rider	0.25%
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider, and Guaranteed Growth Death Benefit Rider	0.40%
	Current	Maximum
Guaranteed Minimum Withdrawal Benefit Rider[8]	0.45%	1.10%
Total Protection Rider[9]	0.85%	1.45%
3% Extra Credit Rider[5]	0.40%
5% Extra Credit Rider[5]	0.70%
Waiver of Withdrawal Charge Rider—10 Years or Disability*	0.10%
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Optional Rider Expenses (as a percentage of Contract Value)[4]
Annual Rider Charge
Waiver of Withdrawal Charge Rider—Hardship*	0.15%
Waiver of Withdrawal Charge Rider—5 Years and Age 59½*	0.20%
*
Charges for these riders will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1
We call this fee the account administration charge in your Contract, as well as in other places in this Prospectus. A pro rata account adminis-
tration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4,
7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is
$50,000 or more on the date it is to be deducted. This fee is presented as part of the Base Contract Expenses in the section entitled
“Important Information You Should Consider About Your Contract” earlier in this Prospectus.
2
The net loan cost equals the difference between the amount of interest the Company charges you for a loan (which will be no greater than
5.75% plus the total charges for riders you have selected) and the amount of interest the Company credits to the Loan Account, which is
3.0%.
3
This charge is comprised of both a mortality and expense risk charge and an administration charge. The administration charge is equal to an annual rate of 0.15% and is deducted daily. The mortality and risk charge is 0.90% but is reduced to 0.75% for Contract Values of $25,000 or more. The minimum mortality and expense risk charge of 0.75% is deducted daily. Any mortality and expense risk charge above the minimum charge is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Annuity Options 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is
1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under
“Mortality and Expense Risk Charge.”
4
If you purchase any optional riders, the charge will be calculated as a percentage of Contract Value and deducted from your Contract Value.
5
The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
6
If the 4-Year Alternate Withdrawal Charge Rider was not approved in a state, then a 3-Year Alternate Withdrawal Charge Rider was available for a charge of 0.40%. See “Alternate Withdrawal Charge.”
7
Not available to Texas residents.
8
The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum
Withdrawal Benefit” in Appendix B – Riders Available Only Prior to February 1, 2010. The current charge for such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).
9
The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix B – Riders
Available Only Prior to February 1, 2010. The current charge for such rider is used in calculating the maximum rider charge of 1.55% (1.00%
if you select a 0-Year Alternate Withdrawal Charge Rider).

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.59%	1.94%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.59%	1.76%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2023.

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the most expensive combination of optional benefits available for an additional charge. The first Example assumes the most
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expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$10,892.61	$19,251.77	$26,757.63	$46,675.78
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$4,577.48	$13,791.89	$23,086.16	$46,675.78
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$9,608.66	$15,563.05	$20,722.27	$35,194.23
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$3,246.28	$9,913.44	$16,820.40	$35,194.23
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A withdrawal charge may be assessed on withdrawals and surrenders, and it could be substantial. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. A tax may be assessed on withdrawals and surrenders, and it could be substantial. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of certain optional benefits by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and guaranteed rider benefits and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
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Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Disruption Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts (such as Russia’s invasion of the Ukraine and the resulting response by the United States and other countries). For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Credit Enhancement Risk — Expenses for a Contract with a Credit Enhancement may be higher than for a Contract without a Credit Enhancement. The amount of the Purchase Payment credit may be more than offset by the fees and charges associated with the credit. In addition, Credit Enhancements are excluded from the calculation of the optional living and death benefits. This means that, unlike Purchase Payments, Credit Enhancements do not increase the value of such benefits.
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit and guaranteed rider benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2021, the Company had total assets under management of approximately $46.5 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
NEA Retirement Program — The NEA Retirement Program provides investment products, including the Contract, in connection with retirement plans sponsored by school districts and other employers of NEA members and individual retirement accounts established by NEA members (“NEA Retirement products”). The Contract is made
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available under the NEA Retirement Program pursuant to an agreement (the “Agreement”) between the Company and NEA’s Member Benefits Corporation (“MBC”), a wholly-owned subsidiary of the National Education Association of the United States (the “NEA”). Certain local school districts do not allow NEA Retirement products to be made available in their district; as a result, the NEA Retirement Program may not be available in all districts.
Under the Agreement:
•
The Company and its affiliates have the exclusive right to offer NEA Retirement products, including the Contract, under the NEA Retirement Program. However, employers of NEA members are not required to make available NEA Retirement products, and NEA members are not required to select products from any particular provider.
•
During the term of the Agreement, MBC may not enter into arrangements with other providers of similar investment programs or otherwise promote to employers of NEA members or to NEA members any investment products that compete with NEA Retirement products offered by the Company and its affiliates, except for products MBC may, subject to limitations of the Agreement, make available in the future through the members-only section of NEA’s website.
•
MBC promotes the NEA Retirement Program to employers of NEA members and to NEA members and provides certain services in connection with the NEA Retirement Program (e.g., monitoring the satisfaction of NEA members with the NEA Retirement Program, mailing welcome letters to members who purchase the Contract, listing NEA Retirement products in their membership accounts and directing participant phone calls to the Company.)
•
MBC provides direct marketing assistance and cooperation to the Company in connection with the NEA Retirement Program.
Pursuant to the Agreement, which was entered into in July 2014 to replace a prior agreement, the Company pays MBC an annual fee for services provided. The annual base fee for the period beginning September 1, 2021 is $3,827,256 with quarterly payments of $956,814. You may wish to take into account the Agreement and the fee paid to MBC when considering and evaluating any communications relating to the Contract.
Neither the NEA nor MBC is registered as a broker-dealer or has a role in distributing the Contract or in providing any securities brokerage services. The Company and its affiliates are not affiliated with the NEA or MBC.
MBC, an investment adviser registered with the SEC, monitors performance of investment options made available under the NEA Retirement Program, including the Subaccounts. MBC evaluates and tracks such performance monthly, using independent, publicly available ranking services. MBC makes its monthly reports available to NEA members. Upon your request, MBC will deliver a copy of Part II of its Form ADV, which contains more information about how MBC evaluates and tracks performance and how the fees it receives from the Company are calculated. You may request a copy of such form by calling MBC at 1-800-637-4636.
Other Information. The Contract also may be offered in certain school districts pursuant to other arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. Neither the NEA nor MBC is a party to these arrangements. Under these arrangements, such entities may provide services, such as advertising and promotion, and/or may facilitate their members’ access to the Contract and to other products issued by the Company and its affiliates. There also may be an understanding that these entities may make endorsements. The Company and/or certain of its affiliates may pay fees to these entities under such arrangements. You may wish to take into account these arrangements, including any fees paid, when considering and evaluating any communications relating to the Contract. For more information concerning these arrangements, please see the Statement of Additional Information.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity
15

to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent, the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company. We do not guarantee the investment results of the Separate Account.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. Investing in Underlying Funds with managed volatility strategies may impact the value of certain guaranteed benefits under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
Certain Underlying Funds (sometimes called “alternative funds”) invest in positions that emphasize alternative investment strategies and/or nontraditional asset classes. These alternative investments involve a mix of strategies that offer potential diversification or market exposure benefits, but such alternative investment strategies may be riskier than traditional investment strategies. The strategies often involve speculative investment techniques, such as leverage and complex derivative instruments.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of each Underlying Fund are available to the general public outside of an annuity or life insurance contract. If you purchase shares of these Funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees or charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to
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performance information regarding the Underlying Funds available through us, rather than to information that may be available through alternate sources.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting https://dfinview.com/SecurityBenefit/TAHD/814121562?site=PSBL.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub- advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
The Company receives a $15.00 annual fee payment per Participant invested in the BNY Mellon Appreciation Fund.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.65% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its
17

affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
Contingent Deferred Sales Charge — We also refer to this charge as the surrender charge, sales charge, or withdrawal charge in this Prospectus. The Company does not deduct sales charges from Purchase Payments before crediting them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. Purchase Payments do not include Credit Enhancements for the purpose of assessing the withdrawal charge.
The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.
The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments that exceeds the free withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Withdrawals are considered to come first from Purchase Payments and then from earnings. Free withdrawal amounts do not reduce Purchase Payments for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the free withdrawal amount otherwise available in that Contract Year.
The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment is considered to have a certain “age,” depending on the length of time since the Purchase Payment was effective. A Purchase Payment is “age one” in the year beginning on the date the Purchase Payment is applied by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:
Purchase Payment Age (in years)	Withdrawal Charge
1	7%
2	7%*
3	6%
4	5%
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Purchase Payment Age (in years)	Withdrawal Charge
5	4%
6	3%
7	2%
8 and over	0%
* If you are a Participant in the Texas Optional Retirement Program, we will instead assess a withdrawal charge of 6.75% in year 2.
The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. If we deduct the withdrawal charge from your remaining Contract Value, the withdrawal charge is also subject to a withdrawal charge.
Example of Withdrawal Charge Deducted from Withdrawal Payment and Deducted from Remaining Contract Value. Assume:
(i)
A withdrawal of $20,000 is requested in Contract Year 2
(ii)
The remaining free withdrawal amount in Contract Year 2 is $10,000
If the Owner requests that the withdrawal charge be deducted from the withdrawal payment, the withdrawal charge would be $700, calculated as follows:
(Withdrawal Amount – Remaining Free Withdrawal Amount) x Withdrawal Charge %
($20,000 - $10,000) x 7% = $700
The $700 withdrawal charge is deducted from the withdrawal payment before the Company sends it to the Owner. The Contract Value decreases by $20,000 and the Owner receives a total payment of $19,300 ($20,000 - $700).
If the Owner requests that the withdrawal charge be deducted from the remaining Contract Value, the withdrawal charge would be $752.69, calculated as follows:
(Withdrawal Amount - Remaining Free Withdrawal Amount)	x	Withdrawal Charge %
1– Withdrawal Charge %
($20,000 - $10,000) x (7% / (1 - 7%))
$10,000 x (7% / 93%)
$10,000 x 7.5269% = $752.69
The $752.69 withdrawal charge is deducted from the Contract Value. The Contract Value decreases by $20,752.69 ($20,000 + $752.69) and the Owner receives a total payment of $20,000.
In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) Annuity Options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.
The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the mortality and expense risk charge.
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that
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it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. Currently, in Maine, South Dakota and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Contract. Those amounts are currently 2.00%, 1.25% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5% but are subject to change by a governmental entity.
Deduction of Advisory Fees — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. However, no surrender charges will apply to such deductions, and the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
Annual Contract Expenses
Administrative Expenses
Account Administration Charge — The Company deducts an account administration charge of $30 from Contract Value at each Contract anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.
Base Contract Expenses
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge
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above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the tables below.
Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	0.90%
$25,000 or more	0.75%
During the Annuity Period, the mortality and expense risk charge is as follows:
Annuity Option	Annual Mortality and Expense Risk Charge
Annuity Options 5 & 6	See table immediately above.
Annuity Options 1-4, 7 & 8	1.25%
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge — The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contracts and operation of the Subaccounts.
Loan Interest Charge — The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to 5.75% plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Optional Rider Charges — In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue.
The Company deducts a monthly charge from the Contract Value for any riders elected by the Owner. The Company will deduct the monthly rider charge from the Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8. If you elect Annuity Option 5 or 6, the Company will deduct the monthly rider charge for the life of the Contract if you purchase one of the Waiver of Withdrawal Charge Riders or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on
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the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. Total rider charges cannot exceed 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).
As noted in the table, certain riders are no longer available for purchase. For more information on riders that were available for purchase only prior to February 1, 2010, please see Appendix B – Riders Available for Purchase Only Prior to February 1, 2010.
Optional Rider Expenses (as a percentage of Contract Value)[1]
	Annual Rider Charge
Riders Previously Available for Purchase With The Contract
4% Extra Credit Rider[2]	0.55%
Annual Stepped Up Death Benefit Rider	0.20%
Waiver of Withdrawal Charge Rider	0.05%
Waiver of Withdrawal Charge – 15 Years or Disability Rider	0.05%
Alternate Withdrawal Charge Rider (0-Year)*	0.70%
Alternate Withdrawal Charge Rider (4-Year)[3]*	0.55%
Riders Available For Purchase Only Prior To February 1, 2010
3% Guaranteed Minimum Income Benefit Rider	0.15%
5% Guaranteed Minimum Income Benefit Rider	0.30%
3% Guaranteed Growth Death Benefit Rider	0.10%
5% Guaranteed Growth Death Benefit Rider	0.20%
6% Guaranteed Growth Death Benefit Rider[4]	0.25%
7% Guaranteed Growth Death Benefit Rider[4]	0.30%
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.25%
Enhanced Death Benefit Rider	0.25%
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider, and Guaranteed Growth Death Benefit Rider	0.40%
	Current	Maximum
Guaranteed Minimum Withdrawal Benefit Rider[5]	0.45%	1.10%
Total Protection Rider[6]	0.85%	1.45%
3% Extra Credit Rider[2]	0.40%
5% Extra Credit Rider[2]	0.70%
Waiver of Withdrawal Charge Rider—10 Years or Disability*	0.10%
Waiver of Withdrawal Charge Rider—Hardship*	0.15%
Waiver of Withdrawal Charge Rider—5 Years and Age 59½*	0.20%
*
Charges for these riders will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1
If you purchase any optional riders, the charge will be calculated as a percentage of Contract Value and deducted from your Contract Value.
2
The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
3
If the 4-Year Alternate Withdrawal Charge Rider was not approved in a state, then a 3-Year Alternate Withdrawal Charge Rider was available for a charge of 0.40%. See “Alternate Withdrawal Charge.”
4
Not available to Texas residents.
5
The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum
Withdrawal Benefit” in Appendix B – Riders Available Only Prior to February 1, 2010. The current charge for such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).
6
The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix B – Riders
Available Only Prior to February 1, 2010. The current charge for such rider is used in calculating the maximum rider charge of 1.55% (1.00%
if you select a 0-Year Alternate Withdrawal Charge Rider).

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Teacher Retirement System of Texas – Limits on Optional Riders — If you: (1) purchase the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) are an employee of a school district or an open-enrollment charter school; and (3) are a member of the Teacher Retirement System of Texas, only the following riders were available for purchase: Annual Stepped Up Death Benefit Waiver of Withdrawal Charge.
Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
Payment of Compensation — The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.
The Contract is available to an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408, or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the Contract as an investment vehicle for a Section 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Your Contract may permit you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, a guaranteed minimum withdrawal benefit rider, or a guaranteed minimum income benefit
23

rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — Purchase of a Contract requires submission of an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company requires. The Company reserves the right to reject a Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $1,000, or a combination of a smaller initial Purchase Payment that, together with payments under an Automatic Investment Program, results in total Purchase Payments by the end of the Contract Year of at least $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $25. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Owner’s account to government regulators. In addition, the Company may be required to block the Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
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Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts and/or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account (if available).
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and/or the Fixed Account in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Invesco V.I. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts as of the date of this Prospectus, and the effective date on which the Subaccounts were closed.
Closed Subaccounts	Effective Date
Fidelity® Advisor International Capital Appreciation	December 31, 2004
Fidelity® Advisor Stock Selector Mid Cap[1]	July 31, 2004
Invesco Small Cap Growth	July 8, 2011
PGIM Jennison Small Company[1]	November 23, 2007
PGIM Quant Solutions Small-Cap Value	April 29, 2016
1 Available only to Contracts purchased prior to Effective Date
In the event that we receive a request on or after the effective date to allocate to any of the Closed Subaccounts, we will handle those transactions as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Invesco V.I. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
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•
The Fidelity® Advisor Stock Selector Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004. If you purchased a Contract prior to that date, you may continue to allocate Purchase Payments and transfer Contract Value to this Subaccount. If you purchased your Contract on or after July 31, 2004, you may not allocate Purchase Payments or transfer Contract Value to the Fidelity® Advisor Stock Selector Mid Cap Subaccount.
•
The PGIM Jennison Small Company Subaccount is available only If you purchased your Contract prior to November 23, 2007. If you purchased a Contract prior to that date, you may continue to allocate Purchase Payments and transfer Contract Value to this Subaccount. If you purchased your Contract on or after November 23, 2007, you may not allocate Purchase Payments or transfer Contract Value to the PGIM Jennison Small Company Subaccount.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least one month if transfers were made on a monthly basis, or one quarter if transfers were made on a quarterly, semiannual or annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation Option Program, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.” You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options, if the Fixed Account is included in one of these two options.
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Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation Option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $25, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the close of a Valuation Date (normally 3:00 p.m. Central Time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
You may also transfer Contract Value to the Fixed Account, provided that the Fixed Account is available under your Contract. Transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.” The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Invesco V.I. Government Money Market Subaccount. In addition, transfers are subject to the frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to
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maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•
the total dollar amount being transferred;
•
the number of transfers you made within a period of time;
•
transfers to and from (or from and to) the same Subaccount;
•
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
There is a risk that some Owners and Participants may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000 with the exception of the T. Rowe Price Subaccounts, which have no dollar threshold. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the Guggenheim SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
Allspring Growth, Allspring Large Cap Core, Allspring Opportunity, Allspring Small Company Value	30 days
American Century Equity Income, American Century Heritage, American Century
International Growth, American Century Select, American Century Strategic Allocation:
Aggressive, American Century Strategic Allocation: Conservative, American Century
Strategic Allocation: Moderate
30 days
AMG Managers River Road Mid Cap Value	30 days
Ariel®	60 days
BNY Mellon Appreciation, BNY Mellon Opportunistic Midcap Value, BNY Mellon Dynamic Value	60 days
Calamos® Growth, Calamos® Growth and Income, Calamos® High Income Opportunities	30 days
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Subaccount	Transfer Block Restriction (# of Calendar Days)
Federated Hermes Corporate Bond	30 days
Fidelity® Advisor Dividend Growth, Fidelity® Advisor Real Estate, Fidelity® Advisor Stock Selector Mid Cap[1], Fidelity® Advisor Value Strategies	60 days
Goldman Sachs Emerging Markets Equity, Goldman Sachs Government Income	30 days
Guggenheim Alpha Opportunity, Guggenheim Core Bond Guggenheim High Yield,
Guggenheim Large Cap Value, Guggenheim SMid Cap Value, Guggenheim StylePlus
Large Core, Guggenheim StylePlus Mid Growth, , Guggenheim World Equity Income
30 days
Invesco American Franchise, Invesco Comstock, Invesco Equity and Income, Invesco Discovery Mid Cap Growth, Invesco Main Street Mid Cap, Invesco Technology, Invesco Value Opportunities	30 days
Invesco V.I. Government Money Market	Unlimited
Janus Henderson Overseas	30 days
Janus Henderson U.S. Managed Volatility	90 days
Neuberger Berman Core Bond, Neuberger Berman Large Cap Value, Neuberger Berman Sustainable Equity	30 days
PGIM Jennison Focused Growth, PGIM Small Company[2]	30 days
PIMCO International Bond (U.S. Dollar-Hedged), PIMCO High Yield	30 days
Royce Opportunity, Royce Small-Cap Value	30 days
T. Rowe Price Capital Appreciation, T. Rowe Price Growth Stock	30 days
Victory RS Science and Technology, Victory RS Value	30 days
1
You may transfer Contract Value to the Fidelity® Advisor Stock Selector Mid Cap Subaccount only if you purchased your Contract prior to July
31, 2004.
2
You may transfer Contract Value to the PGIM Jennison Small Company Subaccount only if you purchased your Contract prior to November
23, 2007.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners and Participants, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners and Participants who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner or Participant in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future.
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You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner or Participant, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Owners and Participants seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners and Participants determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners and Participants without special arrangement, waiver, or exception, aside from allocations to the Invesco V.I. Government Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Invesco V.I. Government Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Owners and Participants bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and Participants and, as a result, the Company will inadvertently treat those Owners and Participants differently than Owners and Participants it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners and Participants may be treated differently than others. Consequently, there is a risk that some Owners and Participants may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
•
Investment performance of the Subaccounts to which you have allocated Contract Value,
•
Interest credited to the Fixed Account,
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•
Payment of Purchase Payments,
•
The amount of any outstanding Contract Debt,
•
Full and partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), and
•
Charges assessed in connection with the Contract, including charges for any optional Riders selected.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as loans, full or partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any applicable requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.75%, (5) the administration charge under the Contract of 0.15%, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 0.75% and the administration charge of 0.15% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us prior to any announced closing of regular trading on the NYSE (the “cut-off time”) to be processed on the current Valuation Date. The NYSE normally closes at 3:00 p.m. Central time so financial transactions normally must be received prior to that time. Financial transactions received at or after the applicable
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cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including systematic withdrawals and withdrawals to pay investment advisory fees, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals and withdrawals to pay investment advisory fees) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and the written consent of any effective assignee or irrevocable beneficiary, if applicable).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.” If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.” The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, and national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, any premium tax charge, and a percentage of any Credit Enhancements that have not yet vested. See “Premium Tax Charge” and “Extra Credit.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
If a partial withdrawal (other than a systematic withdrawal or a withdrawal to pay investment advisory fees) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
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A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. No surrender charges will be assessed on a withdrawal to pay advisory fees and the deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce death benefits and any guaranteed benefit values, perhaps significantly. See “Benefits Under the Contract – Optional Riders.”
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or the Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charges and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you,
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as of the Valuation Date on which the Company receives your Contract, Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we received your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancements); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, and any Joint Annuitant, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If any Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be calculated as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements if the Extra Credit Rider was in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death).
If any Owner was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.
If you purchased one of the optional riders that provides an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of the Annual Stepped Up Death Benefit above, as well as the discussion of the Guaranteed Growth Death Benefit; Combined Annual Stepped Up and Guaranteed Growth Death Benefit; Enhanced Death Benefit; Combined Enhanced Death Benefit and Annual Stepped Up Death Benefit; Combined Enhanced Death Benefit and Guaranteed Growth Death Benefit; Combined Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit; and Total Protection riders in Appendix B – Riders Available Only Prior to February 1, 2010. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. No Credit Enhancements will be recaptured from the Death Benefit that are attributable to amounts allocated to the Fixed Account.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Participant has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner’s death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries
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will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing or other approved means at our Administrative Office.
Example of the Standard Death Benefit. Assume:
(i)
The initial Purchase Payment is $100,000
(ii)
The Owner takes one withdrawal of $10,000 over the life of the Contract
(iii)
At the time of the Owner’s death, the Contract Value is $89,000
(iv)
There is no outstanding Contract Debt and no unvested Credit Enhancements at the time of the Owner’s death
If the Owner was 80 years old or younger on the Contract Date, the standard death benefit is the greater of the Contract Value or total Purchase Payments less any withdrawals (including withdrawal charges). The Contract Value is $89,000, and the amount of total Purchase Payments less withdrawals and withdrawal charges is $90,000. Thus, the death benefit is $90,000.
If the Owner was 81 years or older on the Contract Date, the standard death benefit is the Contract Value, which is $89,000.
Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)
The Contract Value grows at an annual rate of 3%.
(iii)
An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
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Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
Distribution Requirements — For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Please note that any death benefit we may pay that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts and the Fixed Account, if available.	There is no charge for this option.
•The minimum amount that may be transferred to any one
Subaccount is $25.00.
•The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
•Transfers can be made for a fixed period of time, until the total amount elected has been transferred, or until the Contract Value in the Subaccount from which transfers are made has been depleted.
•After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

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Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	•The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
Standard Death Benefit – Contract Issue Age 81 and Older	Provides a death benefit equal to the Contract Value.	There is no charge for this option.
•The death benefit will be reduced by any outstanding Contract
Debt, any pro rata account administration charge and any
uncollected premium tax.
•The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Standard Death Benefit – Contract Issue Age 80 or Younger	Provides a death benefit equal to the greater of all Purchase Payments less any withdrawals, including withdrawal charges, or Contract Value.	There is no charge for this option.
•The death benefit will be reduced by any outstanding Contract
Debt, any pro rata account administration charge and any
uncollected premium tax.
•Purchase Payments do not include any Credit Enhancements.
•The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Systematic Withdrawals	Allows you to set up automatic periodic payments from your Contract Value.	There is no charge for this option.	•Each payment must be at least $100 (unless we consent otherwise). •Withdrawals may be subject to income tax and penalties.
Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (excluding Credit Enhancements) less any withdrawals and withdrawal charges, (2) the Contract Value, or (3) the Stepped Up Death Benefit.	0.20%
•We will recapture any Credit Enhancements, if applicable, during the 12 months preceding the Owner’s date of death.
•The death benefit is no longer eligible to “step up” on any Contract anniversary following your 81st birthday.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value as of the
Valuation Date such proof of death and instructions are received by the Company.
•Available if the Owner is 79 or younger on the Contract Date.
•Available at Contract issue only.
•The benefit will terminate at the Annuity Start Date.
•The death benefit will be reduced by any outstanding Contract
Debt, pro rata account administration charge, and premium tax.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

4% Extra Credit	Provides a Credit Enhancement equal to 4% of Purchase Payments, which is added to the Contract Value for each Purchase Payment made in the first Contract Year.	0.55%
•Credit Enhancements are only applied to Purchase Payments
received in the first Contract Year. If Purchase Payments are made in subsequent Contract Years, the charge for this benefit will increase proportionately in relation to those Purchase Payments and no additional Credit Enhancement will be applied.
•You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•Credit Enhancements are not fully vested until the seventh Contract anniversary. Until that date, all or a portion of the Credit
Enhancement(s) will be forfeited under certain circumstances.
•Available if the Owner was age 80 or younger on the Contract
Date.
•Available at Contract issue only.

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Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Waiver of Withdrawal Charge	Provides a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65, (2) confinement to a nursing home, or (3) terminal illness.	0.05%
•Subject to a written physician’s statement acceptable to the
Company or a certified Social Security finding of disability.
•We will recapture any Credit Enhancements, if applicable, credited during the 12 months preceding any withdrawal.
•You will receive no benefit from the disability portion of this rider
(and the rider charge will remain the same) if your purchase this
Contract with this rider after age 65.
•The confinement to a nursing home provision of the benefit is not available in California or Massachusetts.
•The terminal illness provision of the benefit is not available in
California or New Jersey.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

Alternate Withdrawal Charge (0-Year)	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s seven-year withdrawal charge schedule.	0.70%
•We may recapture any Credit Enhancements in the event of a full or partial withdrawal.
•Available at Contract issue only.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

Alternate Withdrawal Charge (4-Year)[1]	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s seven-year withdrawal charge schedule.	0.55%[2]
•We may recapture any Credit Enhancements in the event of a full or partial withdrawal.
•Available at Contract issue only.
•If the 4-Year Alternate Withdrawal Charge rider has not been approved in your state, you may purchase a 3-Year Alternate
Withdrawal Charge rider, which has a maximum fee of 0.40%.
•This rider may provide a benefit only if a withdrawal is taken in the five to seven Contract Years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the 7-year schedule.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

Waiver of Withdrawal Charge —15 Years or Disability	Makes available a waiver of any withdrawal charge if at the time of withdrawal (1) the Contract has been in force for 15 or more Contract Years; or (2) The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.	0.05%
•Effective as of the date of the first withdrawal under the terms of this benefit, no additional Purchase Payments may be made to the
Contract.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

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Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Guaranteed Growth Death Benefit (3%, 5%, 6%, 7%)
Provides an enhanced death
benefit equal to the Purchase
Payments and any Credit
Enhancements, less premium tax
and any withdrawals, increased
at an annual effective rate of
interest (which you elect when
you purchase the benefit)
adjusted for withdrawals.
		3%: 0.10%
•The death benefit is no longer subject to increase following the
Contract anniversary after your 80th birthday.
•The 6% and 7% Guaranteed Growth Death Benefit is not available to Texas residents.
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If you elect the Guaranteed Growth Death Benefit at 5%, 6% or
7%, the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market
Subaccount, the Fixed Account and the Loan Account.
•The death benefit is capped at an amount equal to 200% of
Purchase Payments (not including any Credit Enhancements), less premium tax and any withdrawals, including withdrawal charges.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the
Valuation Date such proof of death and instructions are received by the Company.
•Available only if the Owner was age 79 or younger on the Contract
Date.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

		5%: 0.20%
		6%: 0.25%
		7%: 0.30%
Enhanced Death Benefit	Provides an enhanced death benefit equal to your Contract Value increased by an enhanced amount based on a percentage of Contract gains.	0.25%
•The enhanced death benefit amount is calculated using a lower percentage for Contract issue age 70 or older.
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the date such proof of death and instructions are received.
•Available if the Owner was age 79 or younger on the Contract
Date.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Guaranteed Minimum Withdrawal Benefit
Permits you to withdraw up to a
specified amount each Contract
Year, regardless of the
performance of your Contract
Value until the Remaining Benefit
Amount is reduced to $0. You
may periodically increase the
Benefit Amount through resets.
		Current: 0.45%
•You are only eligible to reset the remaining Benefit Amount every five years.
•The rider charge may be increased in the event that you elect a reset.
•While rider is in effect, we reserve right to restrict subsequent
Purchase Payments.
•Available only if the Owner and Annuitant were age 85 or younger on the rider purchase date.
•Certain withdrawals could significantly reduce or even terminate the benefits.
•If a withdrawal (including a withdrawal to pay advisory fees)
exceeds the Annual Withdrawal Amount, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual Withdrawal Amount, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by substantially more than the actual amount of the withdrawal.

		Max: 1.10%[3]
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Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Guaranteed Minimum Income Benefit (3% or 5%)	Provides a minimum amount (“Minimum Income Benefit”) based on a 3% or 5% crediting rate, for the purchase of a fixed Annuity only.	3%: 0.15%
•You may only apply the Minimum Income Benefit to purchase
certain fixed Annuity options.
•You may not exercise this benefit of convert it to an income stream until your 10th Contract anniversary.
•If you elected the benefit at 5%, the Company credits a maximum rate of 4% for amounts allocated to the Invesco V.I. Government
Money Market Subaccount, the Fixed Account and the Loan
Account.
•Available if the Owner was age 79 or younger on the Contract
Date.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

		5%: 0.30%
Extra Credit (3% or 5%)	Provides a Credit Enhancement equal to 3% or 5% of Purchase Payments, which is added to the Contract Value for each Purchase Payment made in the first Contract Year.	3%: 0.40%
•You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•Credit Enhancements are subject to recapture under certain
circumstances.
•Available at Contract issue only.
•Available only if the Owner was age 80 or younger on the Contract
Date.

		5%: 0.70%
Combined Annual Stepped Up and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) all Purchase Payments (not including any Credit Enhancements), (2) the Contract Value on the Valuation Date, (3) the Annual Stepped Up Death Benefit, or (4) the Guaranteed Growth Death Benefit.	0.25%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the date such proof of death and instructions are received.
•Available if the Owner was age 79 or younger on the Contract
Date.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Combined Enhanced and Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (less any withdrawals, including withdrawal charges), (2) the Contract Value plus the Enhanced Death Benefit, or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit.	0.35%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the date such proof of death and instructions are received.
•Available if the Owner was age 79 or younger at the time the rider was issued.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Combined Enhanced and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (less any withdrawals, including withdrawal charges), (2) the Contract Value plus the Enhanced Death Benefit, or (3) the Guaranteed Growth Death Benefit at 5% plus the Enhanced Death Benefit	0.35%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the date such proof of death and instructions are received.
•See Enhanced Death Benefit and Guaranteed Growth Death
Benefit above.
•Available if the Owner was age 79 or younger at the time the rider was issued.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

40

Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (less any withdrawals, including withdrawal charges), (2) the Contract Value plus the Enhanced Death Benefit, (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit or (4) the Guaranteed Growth Death Benefit at 5% plus the Enhanced Death Benefit.	0.40%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the date such proof of death and instructions are received.
•See also Enhanced Death Benefit, Annual Stepped Up and
Guaranteed Growth Death Benefit above.
•Available if the Owner was age 79 or younger at the time the rider was issued.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Total Protection
Provides (1) a Guaranteed
Growth Death Benefit at 5%, (2)
a Guaranteed Minimum
Withdrawal Benefit with an
Annual Withdrawal Amount of 5%
and a Benefit Amount of 100%,
and (3) a Guaranteed Minimum
Accumulation Benefit, which
provides a guaranteed minimum
Contract Value at the end of ten
years.
		Current: 0.85%
•The Guaranteed Minimum Accumulation Benefit will terminate
upon payment of any additional amount after the tenth rider year or upon expiration of the ten-year term without payment of an
additional amount.
•While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments.
•You are only eligible to reset the remaining Benefit Amount, the
Guaranteed Growth Death Benefit and the Guaranteed Minimum
Accumulation Benefit (the reset must be made to all or none) every five years.
•The Annual Withdrawal Amount will reset to 5% of Contract Value on the fifth anniversary of the purchase of this rider, unless the current Annual Withdrawal Amount is greater.
•If you elect a reset, a new ten year term will begin for the
Guaranteed Minimum Accumulation Benefit effective on the reset date.
•Available if the Owner and Annuitant were age 79 or younger at the time the rider was issued.
•If a withdrawal (including a withdrawal to pay advisory fees)
exceeds the Annual Limit, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual
Limit, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by substantially more than the actual amount of the withdrawal.

		Max: 1.45%[4]
Waiver of Withdrawal Charge—10 Years or Disability	Makes available a waiver of any withdrawal charge if at the time of withdrawal: (1) The Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on at least a quarterly basis for at least five full Contract Years; or (2) The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.	0.10%
•Effective as of the date of the first withdrawal under the terms of this benefit, no additional Purchase Payments may be made to the
Contract.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

Waiver of Withdrawal Charge— Hardship	Makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code.	0.15%
•Effective as of the date of the first withdrawal under the terms of this rider, no additional Purchase Payments may be made to the
Contract.
•The Company may require the Owner to provide satisfactory proof of hardship.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

41

Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Waiver of Withdrawal Charge—5 Years and Age 59½	Makes available a waiver of any withdrawal charge if at the time of withdrawal: (1) The Owner is age 59½ or older; and (2) The Owner has made Purchase Payments on at least a quarterly basis for at least 5 full Contract Years.	0.20%
•Effective as of the date of the first withdrawal under the terms of this benefit, no additional Purchase Payments may be made to the
Contract.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

1
If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See “Alternate Withdrawal Charge.”
2
The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your rider on or after January 1, 2005.
However, if the Company issued your rider prior to that date, the charge is 0.55%.
3
The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” in Appendix B – Riders Available Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge
Rider).
4
The Company may increase the rider charge for the Total Protection Rider only if you elect a reset. Please see the discussion “Total
Protection” in Appendix B – Riders Available Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).

Optional Riders — Upon your application for the Contract, you could select one or more of the following riders; provided, however, that you could not select riders with total rider charges in excess of 1.00% if you selected a 0-Year Alternate Withdrawal Charge Rider. The following optional riders were available for election under the Contract when it was available for sale:
•
Annual Stepped Up Death Benefit;
•
Extra Credit at 4%;
•
Waiver of Withdrawal Charge;
•
0-Year or 4-Year Alternate Withdrawal Charge; or
•
Waiver of Withdrawal Charge—15 Years or Disability.
The Company made each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. The Annual Stepped Up Death Benefit Rider is available in every state; the Extra Credit at 4% Rider is available in every state; the Waiver of Withdrawal Charge rider is not available in every state; the Alternate Withdrawal Charge Rider is available in every state; and the Waiver of Withdrawal Charge – 15 Years or Disability Rider is available in every state except Massachusetts. See a detailed description of each rider below.
The deduction of advisory fees from your Contract Value to pay a financial intermediary is treated as a withdrawal under the Contract. Such deductions will reduce death benefits and any guaranteed benefit values, perhaps significantly.
For information on riders that are no longer available for purchase, please see Appendix B – Riders Available Only Prior to February 1, 2010.
Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Annual Stepped Up Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge, and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit (except the death benefit calculated under number 1 below) also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements) less any withdrawals (including systematic withdrawals) and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
42

3.
The Stepped Up Death Benefit.
The Stepped Up Death Benefit is the largest result determined for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:
•
The Contract Value on each Contract anniversary that occurs prior to the oldest Owner attaining age 81; plus
•
Any Purchase Payments received by the Company since the applicable Contract anniversary; less
•
An adjustment for any withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees) and withdrawal charges made since the applicable anniversary. In the event of a withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees), the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any applicable withdrawal charges, premium taxes and/or forfeited Credit Enhancements, by the Contract Value immediately prior to the withdrawal.
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in number 2 above.
This rider is available only if the age of the Owner at the time the Contract is issued is 79 or younger. See the discussion under “Death Benefit.”
Example of the Annual Stepped Up Death Benefit. Assume:
(i)
The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)
The Owner is 60 years old when the Contract is issued.
(iii)
The Owner takes no withdrawals between the date the Contract was issued and the date of the Owner’s death.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner dies during the third Contract Year. At the time of the Owner’s death, the Contract Value is $55,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this case, $50,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $55,000); or (3) the Stepped Up Death Benefit (in this case, $65,000). Thus, $65,000 is the death benefit.
Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal. Assume:
(i)
The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)
The Owner is 60 years old when the Contract is issued.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner takes a free withdrawal of $4,900 in the third Contract Year. The Contract Value prior to the withdrawal is $35,000. As a result of the withdrawal, the Stepped Up Death Benefit is reduced as follows:
Withdrawal amount / Contract Value prior to withdrawal
$4,900 / $35,000 = 0.14 or 14%
43

Stepped Up Death Benefit x 14%
$65,000 x 14% = $9,100
$65,000 - $9,100 = $55,900
The Stepped Up Death Benefit following the withdrawal is $55,900.
Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal to Pay Advisory Fees. Assume:
(i)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(ii)
The Stepped Up Death Benefit prior to the advisory fee withdrawal is $125,000.
The Owner makes a $1,000 withdrawal to pay advisory fees. The Stepped Up Death Benefit is reduced as follows:
Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$125,000 x [1 - ($1,000 / $100,000)]
$125,000 x 1 - .01 = $123,750
The $1,000 withdrawal causes the Stepped Up Death Benefit to decrease by $1,250.
Extra Credit — For an additional charge, as reflected in the Fee Table, this rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Prior to February 1, 2010, a Credit Enhancement of 3% or 5% was also available for election. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment.
This rider is available only if the age of the Owner on the Contract Date is age 80 or younger at issue. If you elect this rider, you may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.
Example of the Credit Enhancement Applied to Initial and Subsequent Purchase Payments. Assume:
(i)
The Owner purchased the Contract with the 4% Extra Credit Rider.
(ii)
The initial Purchase Payment is $100,000.
The amount of the Credit Enhancement added to the Contract Value would be $4,000 ($100,000 x 4%). Thus, the Contract Value at issue would be $104,000.
Six months later the Owner makes a Purchase Payment of $50,000. The additional Purchase Payment will increase the Contract Value by $52,000, the amount of the $50,000 Purchase Payment plus $2,000 ($50,000 x 4%).
In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each Contract Date anniversary and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:
1.
The amount of the withdrawal, including any applicable withdrawal charges, premium taxes and/or forfeited Credit Enhancements, less the free withdrawal amount, by
2.
The Contract Value immediately prior to the withdrawal.
The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the free withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract
44

Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser.
The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. In addition, if you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See “Waiver of Withdrawal Charge.” Death benefit proceeds may exclude all or part of any Credit Enhancements. See “Death Benefit” and the discussions of the death benefit riders.
Example of Credit Enhancement Vesting and Recapture upon Withdrawal in Excess of the Free Withdrawal Amount. Assume:
(i)
The Owner purchased the Contract with the 4% Extra Credit Rider.
(ii)
The initial Purchase Payment is $175,000.
The amount of the Credit Enhancement added to the Contract Value would be $7,000 ($175,000 x 4%). Thus, the Contract Value at issue would be $182,000.
An amount equal to 1/7 of the Credit Enhancement vests each Contract anniversary, and the Credit Enhancement is fully vested seven years from the date the Contract was issued. Assuming no withdrawals in excess of the free withdrawal amount are taken during the first seven Contract Years, the table below shows how the $7,000 Credit Enhancement vests each year:
Beginning of Contract Year	Vested Credit Enhancement	Unvested Credit Enhancement
1	$0.00	$7,000
2	$1,000	$6,000
3	$2,000	$5,000
4	$3,000	$4,000
5	$4,000	$3,000
6	$5,000	$2,000
7	$6,000	$1,000
8	$7,000	$0.00
Due to negative market performance, in Contract Year 3, the Contract Value is $100,000, and the free withdrawal amount is $10,000. The Owner requests a withdrawal of $20,000, $10,000 more than the free withdrawal amount. The Credit Enhancement recapture is calculated as follows:
(Withdrawal Amount – Free Withdrawal Amount)	x	Unvested Credit Enhancement
(Contract Value Prior to Withdrawal – Unvested Credit Enhancement)
($20,000 - $10,000)	x	$5,000	=	$526.32
($100,000 - $5,000)
The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider may make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will increase in correlation to Purchase Payments and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.
If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less or if you make additional Purchase Payments after the first Contract Year, you will be worse off than if you had not purchased the
45

rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.
Interest Rate	Rate of Return (net of expenses)
3%*	-5.00%
4%	-1.50%
5%*	0.80%
* Effective February 1, 2010, the 3% and 5% Credit Enhancements are no longer available for election with the Extra Credit Rider.
The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.
Prior to May 1, 2010, on a non-discriminatory basis the Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchanged their current contract for this Contract and paid a withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer’s initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer’s exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her right to return the Contract during the Free-Look period and was subject to a withdrawal charge.
Waiver of Withdrawal Charge — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available a waiver of withdrawal charge in the event of (1) total and permanent disability prior to age 65, (2) your confinement to a nursing home, or (3) terminal illness.
The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a “hospital” or “qualified skilled nursing facility” for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.
The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a “terminal illness”; and (2) such illness was first diagnosed after the Contract was issued.
The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.
Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician’s statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.
The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver. The confinement to a nursing home provision of the Waiver of Withdrawal Charge is not available in California and Massachusetts. The terminal illness provision of the Waiver of Withdrawal Charge is not available in California and New Jersey.
If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. This means that if the withdrawal amount exceeds the Purchase Payment(s) made during the 12 months preceding the withdrawal, 100% of any Credit Enhancements paid will be forfeited. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. Note that if you purchase the Contract with this rider after age 65, you will receive no benefit from the disability portion of this rider and the annual rider charge will remain the same.
Example of the Waiver of Withdrawal Charge. Assume:
46

(i)
The Owner is diagnosed with a terminal illness after the Contract is issued.
(ii)
The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iii)
The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $900 (($25,000 - $10,000) x 6%), and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge Rider, the $900 charge is waived, and the Owner receives the full $25,000.
Example of Credit Enhancement Recapture if the Extra Credit Rider is Purchased with the Waiver of Withdrawal Charge Rider. Assume:
(i)
The Owner purchased the 4% Extra Credit Rider and Waiver of Withdrawal Charge Rider at Contract issue.
(ii)
The initial Purchase Payment was $100,000
(iii)
The Owner was younger than age 65 when the Contract was purchased.
At the time the Contract is issued, $4,000 is applied as a Credit Enhancement. Assume that six months after Contract issue, the Owner requests a withdrawal of $5,000. The Credit Enhancement is recaptured from this withdrawal as follows:
Withdrawal Amount	x	Credit Enhancements Applied in Last 12 Months
Total Purchase Payments Made in Last 12 Months
$5,000	x	$4,000	=	$200
$100,000
Alternate Withdrawal Charge — For an additional charge, as reflected in the Fee Table and the table of benefits above these riders make available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.
0-Year Schedule		4-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	7%
		2	7%
		3	6%
		4	5%
		5 and over	0%
If you purchase one of these riders, the withdrawal charge schedule above will apply in lieu of the seven year withdrawal charge schedule described under “Contingent Deferred Sales Charge.” If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. The amount of the Credit Enhancement forfeiture is calculated in accordance with the Extra Credit Rider. You should consider whether purchasing an Extra Credit Rider (which recaptures all or a portion of the related Credit Enhancements upon any withdrawal within seven years) with an Alternate Withdrawal Charge Rider (which provides a 0 or 4 year withdrawal charge schedule) is appropriate based on your circumstances. If you do not plan to take withdrawals in excess of the free withdrawal amount within seven years of the date of a Purchase Payment, this rider is not appropriate for you. See “Extra Credit.”
Fees for these riders will continue to apply even after the withdrawal charges under the seven-year withdrawal charge schedule are no longer applicable. Fees for these riders are imposed until the Annuity Start Date if Annuity Options 1 through 4, 7, or 8 are chosen and for the life of the Contract if Annuity Options 5 or 6 are chosen.
The 4-Year Alternate Withdrawal Charge Rider provides a potential benefit only if a withdrawal is taken in the five to seven years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the seven-year schedule. The Company expects to make a profit from the charge for these riders.
Example of the 0-Year Alternate Withdrawal Charge. Assume:
47

(i)
The Owner purchased the Contract with the 0-Year Alternate Withdrawal Charge Rider.
(ii)
The Owner requests a withdrawal of $25,000 in Contract Year 2.
(iii)
The free withdrawal amount for Contract Year 2 is $10,000.
Without the 0-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $1,050, calculated as follows: ($25,000 - $10,000) x 7% Withdrawal Charge, and the Owner would receive $23,950 ($25,000 - $1,050). With the 0-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Example of the 4-Year Alternate Withdrawal Charge. Assume:
(i)
The Owner purchased the Contract with the 4-Year Alternate Withdrawal Charge Rider.
(ii)
The Owner requests a withdrawal of $25,000 in Contract Year 5.
(iii)
The free withdrawal amount for Contract Year 5 is $10,000.
Without the 4-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $600, calculated as follows: ($25,000 - $10,000) x 4% Withdrawal Charge, and the Owner would receive $24,400 ($25,000 - $600). With the 4-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Waiver of Withdrawal Charge—15 Years or Disability — This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•
The Contract has been in force for 15 or more Contract Years; or
•
The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.
Effective as of the date of the first withdrawal under the terms of this rider, no additional Purchase Payments may be made to the Contract.
Example of the Waiver of Withdrawal Charge—15 Years or Disability. Assume:
(i)
The Owner purchased the Contract with the Waiver of Withdrawal Charge—15 Years or Disability Rider.
(ii)
The Owner meets the criteria for total and permanent disability after the Contract Date and prior to age 65.
(iii)
The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iv)
The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge—15 Years or Disability Rider, the charge applicable to the $25,000 withdrawal would be $900, calculated as follows: ($25,000 - $10,000) x 6% Withdrawal Charge, and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge—15 Years or Disability Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Riders Available for Purchase Only Prior to February 1, 2010 — A number of other riders previously offered with the Contract are no longer available for purchase. Please refer to Appendix B – Riders Available Only Prior To February 1, 2010 for descriptions of these riders.
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract anniversary and may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start
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Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt, and for Annuity Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.
The Contract currently provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity. In the case of Annuity Option 7, the annuity rate is determined without reference to the age or sex of the Annuitant and is based upon the assumed interest rate. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals or withdrawals to pay investment advisory fees), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals
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taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.
The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) Projection Scale G and an interest rate of 2½% in lieu of the rate described above.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% in lieu of the rate described above.
Option 5 — Payments for a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants,
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payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an “assumed interest rate” of 3.5%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
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Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular Qualified Plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 72. In addition, under a Qualified Plan, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option.
The Fixed Account

The Fixed Account is not available in all states. If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts we guarantee in connection with the Fixed Account are subject to our financial strength and claims-paying ability.
Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum rate (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any), in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account. The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.
Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different
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duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.
For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”
If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.
Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
Contract Charges — Premium taxes, if any, and the account administration, optional rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any optional rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and other operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.
The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $25 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See “Transfers of Contract Value.”
If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next anniversary that corresponds to the period selected in establishing the option.
You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition,
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to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”
Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
•
During which the NYSE is closed other than customary weekend and holiday closings,
•
During which trading on the NYSE is restricted as determined by the SEC,
•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
•
For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Invesco V.I. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial
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withdrawal, or death benefit from the Invesco V.I. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts (such as Russia’s invasion of the Ukraine and the resulting response by the United States and other countries).
Cyber-attacks and other disruptive events including, but not limited to, natural disasters, public health crises (like COVID-19), and geopolitical disputes and military actions that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In the event of such a disruption, although our employees and the employees of our third-party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in processing Contract transactions, including the processing of orders from Owners. For more information on the risks associated with owning the Contract, see “Principal Risks of Investing in the Contract.”
Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. Whether you can borrow money will depend on the terms of your Employer’s 403(b) plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000 ($500 for Contracts issued in New Jersey). The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA)). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value. Two new loans are permitted each Contract Year but only one loan can be outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we are only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan
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sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer's Plan or Program for any additional loan restrictions.
Upon receipt by the Company of a written loan application and agreement and subject to the Company’s approval (which approval or disapproval may be postponed for up to six months after receipt of the loan application), Contract Value in an amount equal to the loan amount is withdrawn from the Subaccounts and/or the Fixed Account proportionately as it is currently invested in the Subaccounts and/or the Fixed Account and transferred into an account called the “Loan Account,” which is an account within the Fixed Account. Amounts allocated to the Loan Account earn 3.0% on an annual basis.
Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but once a loan has been issued, the Company will not change the loan interest rate. The loan interest amount will never be greater than an amount equal to 5.75% plus the total charges for riders you have selected. For example, if you select the Extra Credit at 4% Rider with an annual charge of 0.55%, the loan interest rate is guaranteed not to exceed 6.55% (5.75% + 0.55%). The net cost of a loan is the interest rate charged by the Company less the interest rate credited. We are not responsible for determining whether this interest rate is “reasonable” as required by ERISA for loans under ERISA covered 403(b) plans.
Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. There is no required minimum payment. All loan payments must be repaid through automatic bank draft. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.
If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contract Owner attains age 59½. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. The Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.
While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. The Contract Value at surrender and the death proceeds payable will be reduced by the amount of any outstanding Contract Debt plus accrued interest. Loans, therefore, can affect the Contract Value and benefits linked to the Contract Value, whether or not the loan is repaid. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Internal Revenue Code.
In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance. You should consult with your tax advisor on the effect of a loan.
Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions
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made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Generally, a Qualified Plan under Code sections 401(a), 403(b) or 457 may not permit the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with one of these Qualified Plans, you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”
Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract. In addition, we may assess a different withdrawal charge on Contracts issued to Participants in the Texas Optional Retirement Program. See “Contingent Deferred Sales Charge.”
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which are Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the
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Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the Participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner’s Beneficiary designation or elected payment option may not be enforceable.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the plan or subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, Participants and Beneficiaries are
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responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 72 (70½ if the employee reached age 70½ before January 1, 2020) or retires (“required beginning date”). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 72 (70½ if the employee reached age 70½ before January 1, 2020). Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Employees and Beneficiaries should consult a tax adviser if they may be affected by these changes.
If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to the Contract in most states.
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Unlike regular or “traditional” 403(b) contributions, which are made on a pre tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.
Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of (i) $6,000 (for 2022) or (ii) 100% of the individual’s taxable compensation (for 2022).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($109,000 to $129,000 for a married couple filing a joint return and $68,000 to $78,000 for a single taxpayer in 2022). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $204,000 to $214,000 (for 2022). Non-deductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the contract owner reaches age 72 (70½ if the owner reached age 70½ before January 1, 2020)—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
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The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $129,000 to $144,000 in adjusted gross income for 2022 ($204,000 to $214,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12-month period. The 12-month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12-month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv)
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made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; or (x) made in connection with the birth or adoption of a child, in limited circumstances.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the Participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional Contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s
62

country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the
63

shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract are available online at https://dfinview.com/SecurityBenefit/TAHD/814121562?site=PSBL and you will be notified by mail each time a report is posted. You may elect to receive any or all future reports in paper free of charge. You can inform the Company that you wish to receive a paper copy of a report, or to receive paper copies of all of your future shareholder reports, by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract"
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit
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these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract, including any material state variations. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Legal Matters — Chris Swickard, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Sale of the Contract — The Contract is a continuous offering. The Company no longer offers the Contract to new purchasers.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of each Contract. SDL does not sell Contracts directly to purchasers. The Contracts were offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners of the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays compensation as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 6% annually of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/or 0.25% annually of average
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Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, in compliance with applicable regulatory requirements.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2021 in connection with the sale of its variable annuity contracts: ACA/Prudent Investors Plan Corp; Cetera Advisor Networks, LLC; GWN Securities, Inc.; Lincoln Investment Planning, LLC; LPL Financial Corporation; OFG Financial Services, Inc.; PlanMember Securities Corporation; Royal Alliance Associates, Inc.; SagePoint Financial, Inc.; and Securities America, Inc.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636-0001 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://dfinview.com/SecurityBenefit/TAHD/814121562?site=PSBL.
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://dfinview.com/SecurityBenefit/TAHD/814121562?site=PSBL. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.
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APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/SecurityBenefit/TAHD/814121562?site=PSBL. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://securitybenefit.se2.com/#53&RID=40&prodID=32&prodCat=VA.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Large Cap Growth	Allspring Growth – Class A Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.16%	7.41%	24.20%	17.06%
Large Cap Blend	Allspring Large Cap Core – Class A Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.23%	30.98%	15.23%	15.12%
Mid Cap Blend	Allspring Opportunity – Class A Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.20%	24.48%	17.07%	14.54%
Small Cap Value	Allspring Small Company Value – Class A Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.35%	36.84%	10.31%	12.39%
Large Cap Value	American Century Equity Income – Class A Adviser: American Century Investment Management, Inc.	1.17%	16.49%	9.41%	10.79%
Mid Cap Growth	American Century Heritage – Class A Adviser: American Century Investment Management, Inc.	1.25%	10.81%	19.59%	15.37%
International Equity	American Century International Growth – Class A Adviser: American Century Investment Management, Inc.	1.46%	1.93%	12.47%	9.10%
Large Cap Growth	American Century Select – Class A Adviser: American Century Investment Management, Inc.	1.24%	24.86%	22.89%	17.90%
Asset Allocation/ Lifestyle	American Century Strategic Allocation: Aggressive – Class A Adviser: American Century Investment Management, Inc.	1.58%	14.75%	12.89%	10.87%
Asset Allocation/ Lifestyle	American Century Strategic Allocation: Conservative – Class A Adviser: American Century Investment Management, Inc.	1.36%	9.10%	8.43%	6.98%
Asset Allocation/ Lifestyle	American Century Strategic Allocation: Moderate – Class A Adviser: American Century Investment Management, Inc.	1.50%	12.17%	10.91%	9.17%
Mid Cap Value	AMG River Road Mid Cap Value – Class N Adviser: AMG Funds LLC Sub-Adviser: River Road Asset Management, LLC	1.13%	31.98%	7.52%	11.43%
A-1

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Small Cap Value	Ariel® - Investor Class Adviser: Ariel Investments, LLC	1.00%	30.36%	12.33%	14.37%
Large Cap Blend	BNY Mellon Appreciation – Investor Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co.	0.88%	27.03%	20.34%	14.35%
Large Cap Value	BNY Mellon Dynamic Value – Class A Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	0.95%	33.33%	12.44%	14.05%
Mid Cap Value	BNY Mellon Opportunistic Midcap Value – Class A Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.14%	15.75%	10.69%	12.28%
Specialty	Calamos® Growth and Income – Class A Adviser: Calamos Advisors LLC	1.06%	21.11%	15.88%	11.95%
Large Cap Growth	Calamos® Growth – Class A Adviser: Calamos Advisors LLC	1.28%	23.27%	20.68%	15.08%
High Yield Bond	Calamos® High Income Opportunities – Class A Adviser: Calamos Advisors LLC	1.33%	6.44%	5.28%	5.09%
Intermediate Term Bond	Federated Hermes Corporate Bond – Class A Adviser: Federated Investment Management Company	0.98%	0.03%	5.10%	4.82%
Large Cap Blend	Fidelity Advisor® Dividend Growth – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.07%	22.91%	12.03%	12.40%
International Equity	Fidelity Advisor® International Capital Appreciation – Class M2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	1.49%	17.34%	11.82%	9.20%
Specialty-Sector	Fidelity Advisor® Real Estate – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.31%	(10.35)%	2.10%	6.56%
Mid Cap Blend	Fidelity Advisor® Stock Selector Mid Cap – Class M2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.29%	18.33%	13.44%	12.95%
A-2

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Small Cap Blend	Fidelity Advisor® Value Strategies – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.37%	27.99%	12.45%	12.86%
Emerging Markets	Goldman Sachs Emerging Markets Equity – Service Class Adviser: Goldman Sachs Asset Management, L.P.	1.60%	(2.95)%	13.08%	7.55%
Government Bond	Goldman Sachs Government Income – Service Class Adviser: Goldman Sachs Asset Management, L.P.	1.27%	(2.67)%	2.10%	1.50%
Specialty	Guggenheim Alpha Opportunity – Class A Adviser: Security Investors, LLC	1.94%	14.38%	1.33%	6.61%
Intermediate Term Bond	Guggenheim Core Bond – Class A Adviser: Security Investors, LLC	0.85%	(0.81)%	4.91%	4.76%
High Yield Bond	Guggenheim High Yield – Class A Adviser: Security Investors, LLC	1.07%	5.09%	4.99%	6.68%
Large Cap Value	Guggenheim Large Cap Value – Class A Adviser: Security Investors, LLC	1.47%	27.11%	10.44%	11.98%
Mid Cap Value	Guggenheim SMid Cap Value – Class A Adviser: Security Investors, LLC	1.20%	23.67%	9.85%	11.32%
Large Cap Blend	Guggenheim StylePlus Large Core – Class A Adviser: Security Investors, LLC	1.37%	28.26%	17.32%	15.45%
Mid Cap Growth	Guggenheim StylePlus Mid Growth – Class A Adviser: Security Investors, LLC	1.48%	13.53%	17.90%	15.14%
Global Equity	Guggenheim World Equity Income – Class A Adviser: Security Investors, LLC	1.45%	21.33%	10.29%	9.88%
Large Cap Growth	Invesco American Franchise – Class A Adviser: Invesco Advisers, Inc.	0.97%	11.85%	21.57%	17.15%
Large Cap Value	Invesco Comstock – Class A Adviser: Invesco Advisers, Inc.	0.82%	33.32%	11.37%	12.79%
Mid Cap Growth	Invesco Discovery Mid Cap Growth – Class A Adviser: Invesco Advisers, Inc.	1.03%	12.33%	21.24%	16.63%
Balanced/Asset Allocation	Invesco Equity and Income – Class A Adviser: Invesco Advisers, Inc.	0.78%	18.02%	9.32%	10.42%
Mid Cap Blend	Invesco Main Street Mid Cap – Class A Adviser: Invesco Advisers, Inc.	1.06%	23.02%	12.29%	12.63%
Small Cap Growth	Invesco Small Cap Growth – Class A2 Adviser: Invesco Advisers, Inc.	1.15%	7.33%	18.94%	16.58%
Specialty-Sector	Invesco Technology – Class A Adviser: Invesco Advisers, Inc.	1.10%	14.09%	24.69%	17.10%
A-3

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Money Market	Invesco V.I. Government Money Market – Series II Adviser: Invesco Advisers, Inc.	0.59%	0.01%	0.57%	0.17%
Multi Cap Value	Invesco Value Opportunities – Class A Adviser: Invesco Advisers, Inc.	1.22%	35.59%	11.80%	11.87%
International Equity	Janus Henderson Overseas – Class S Adviser: Janus Henderson Investors US LLC	1.31%	12.73%	12.91%	5.30%
Large Cap Blend	Janus Henderson U.S. Managed Volatility – Class S Adviser: Janus Henderson Investors US LLC Sub-Adviser: Intech Investment Management LLC	1.05%	19.20%	13.74%	13.65%
Intermediate Term Bond	Neuberger Berman Core Bond – Class A Adviser: Neuberger Berman Investment Advisers LLC	0.80%	(1.49)%	3.57%	2.83%
Large Cap Value	Neuberger Berman Large Cap Value – Advisor Class Adviser: Neuberger Berman Investment Advisers LLC	1.15%	27.65%	14.95%	14.25%
Large Cap Blend	Neuberger Berman Sustainable Equity – Trust Class Adviser: Neuberger Berman Investment Advisers LLC	1.02%	23.18%	15.48%	14.23%
Large Growth	PGIM Jennison Focused Growth – Class A Adviser: PGIM Investments LLC Sub-Adviser: Jennison Associates LLC	1.07%	5.68%	26.51%	19.41%
Small Cap Growth	PGIM Jennison Small Company – Class A2 Adviser: PGIM Investments LLC Sub-Adviser: Jennison Associates LLC	1.13%	29.01%	16.82%	14.53%
Small Cap Value	PGIM Quant Solutions Small-Cap Value – Class A2 Adviser: PGIM Investments LLC Sub-Adviser: PGIM Quantitative Solutions LLC	1.11%	41.20%	6.73%	N/A
High Yield Bond	PIMCO High Yield – Class A Adviser: Pacific Investment Management Company LLC	0.91%	3.68%	5.25%	5.80%
International Bond	PIMCO International Bond (U.S. Dollar-Hedged) – Class R Adviser: Pacific Investment Management Company LLC	1.17%	(2.30)%	2.88%	4.10%
Small Cap Value	Royce Opportunity – Service Class Adviser: Royce & Associates, LP	1.50%	30.43%	15.34%	14.72%
Small Cap Blend	Royce Small-Cap Value – Service Class Adviser: Royce & Associates, LP	1.55%	28.24%	6.74%	7.58%
Balanced/Asset Allocation	T. Rowe Price Capital Appreciation – Advisor Class Adviser: T. Rowe Price Associates, Inc.	0.99%	18.22%	14.83%	13.46%
Large Cap Growth	T. Rowe Price Growth Stock – Class R Adviser: T. Rowe Price Associates, Inc.	1.17%	19.39%	22.60%	18.52%
Specialty-Sector	Victory RS Science and Technology – Class A Adviser: Victory Capital Management Inc.	1.47%	(14.47)%	23.09%	18.91%
A-4

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Mid Cap Value	Victory RS Value – Class A Adviser: Victory Capital Management Inc.	1.34%	20.01%	9.98%	11.34%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

2 This fund is no longer available for new transfers.
Optional Rider Investment Restrictions

If you have elected one of the optional riders listed in the table below, your Contract is subject to investment allocation restrictions. Depending on the optional riders you choose, you may not be able to invest in certain Underlying Funds or the Fixed Account. In addition, other investment restrictions may apply, as shown below.
Rider	Investment Restrictions	Investment Allocation Impact on Crediting Rate
Extra Credit at 4%	Fixed Account not available as an investment option	N/A
0-Year or 4-Year Alternate Withdrawal Charge	Fixed Account not available as an investment option	N/A
Guaranteed Minimum Income Benefit at 5%	N/A
The Company will credit a maximum rate of 4% for amounts
allocated to the Invesco V.I. Government Money Market
Subaccount, the Fixed Account and the Loan Account. All other investments will be credited at 5%.

Guaranteed Growth Death Benefit	N/A
If you elected this benefit at 5%, 6% or 7%, the Company will credit a maximum rate of 4% for amounts allocated to the
Invesco V.I. Government Money Market Subaccount or the
Fixed Account. All other investments will be credited at the rate you selected. Any amounts allocated to the Loan Account will only earn the Guaranteed Rate

Extra Credit (3% or 5%)	Fixed Account not available as an investment option	N/A
A-5

APPENDIX B
Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010

Guaranteed Minimum Income Benefit — (This rider was available for purchase ONLY prior to
February 1, 2010) — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements and Bonus Credits, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market, the Fixed Account and the Loan Account; however you will still pay the Rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate.
In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract anniversary following the oldest Annuitant’s 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract anniversary following the 10th Contract anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under “Annuity Options.” The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½%. This rider was available only if the age of the Owner at the time the Contract was issued was 79 or younger.
Example 1. How the Guaranteed Minimum Income Benefit Increases with Purchase Payments and Interest. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Income Benefit at 5%.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to the Invesco V.I. Government Money Market or Fixed Account.
(iv)
There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit has increased to $102,586, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05)(191/365)
$100,000 x 1.05(191/365) = $102,586
After the $50,000 Purchase Payment, the Minimum Income Benefit is $152,586 ($102,586 + $50,000).
Example 2. How the Guaranteed Minimum Income Benefit Decreases as a Result of Withdrawals.
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Minimum Income Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05(377/365)). After the withdrawal, the Minimum Income Benefit decreases as follows:
Minimum Income Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
$160,472.50 x (1 - ($15,000 / $150,000)
$160,472.50 x (1 - .10)
$160,472.50 x .90 = $144,425.25
B-1

After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), and the Minimum Income Benefit is $144,425.25.
Example 3. How the Minimum Income Benefit is used at Annuitization.
Continuing from Example 2, the Owner decides to annuitize the Contract 20 days after the 10th Contract anniversary. Approximately 3,104 days have elapsed since the last withdrawal of $15,000. The Owner has taken no other withdrawals and added no additional Purchase Payments to the Contract. The Owner chooses Annuity Option 2 and monthly annuity payments. At the time of annuitization, the year is 2020, and the Owner, a male, is age 72. The guaranteed rate per thousand for the 5% Guaranteed Minimum Income Benefit assuming life with 10 year period certain for a male aged 72 in 2020 is $5.65. As a result of accrued interest, the Minimum Income Benefit at the time of annuitization is $218,695.20 ($144,425.25 x (1.05(3104/365))). The guaranteed monthly annuity payment is calculated as follows:
(Minimum Income Benefit at Annuitization / $1,000) x Applicable guaranteed rate per thousand
($218,695.20 / $1,000) x $5.65
$218.70 x $5.65 = $1,235.63
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Minimum Income Benefit.
Continuing from Example 3, 191 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. Assume no Credit Enhancements or Bonus Credits are applicable. At the time the Contract is issued, the initial Guaranteed Minimum Income Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Minimum Income Benefit would have grown to $102,586 ($100,000 x 1.05(191/365)). After the advisory fee is withdrawn, the reduction to the Guaranteed Minimum Income Benefit is calculated as follows:
Guaranteed Minimum Income Benefit Prior to Withdrawal x (1 - (Advisory Fee Withdrawal Amount / Contract Value))
$102,586 x (1 - ($1,000 / $100,000))
$102,586 x (1 - .01) = $101,560.14
After the advisory fee withdrawal, the Contract Value is $99,000 ($100,000 - $1000) and the Guaranteed Minimum Income Benefit is $101,560.14.
Guaranteed Growth Death Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.
The Guaranteed Growth Death Benefit.
The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements and/or Bonus Credits, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elected the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and Loan Account; however, you will still pay the Rider charge applicable to the rate you have selected.) In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract
B-2

anniversary following the oldest Owner’s 80th birthday; (3) the date due proof of the Owner’s death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner’s date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), net of premium tax and any withdrawals, including withdrawal charges.
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be Contract Value, as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Guaranteed Growth Death Benefit Increases with Purchase Payments and Interest. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Income Benefit at 5%.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to the Invesco V.I. Government Money Market or the Fixed Account.
(iv)
The Owner does not purchase a credit enhancement rider.
(v)
There are no applicable Bonus Credits.
(vi)
There are no outstanding loans on the Contract.
At the time the Contract is issued, the Guaranteed Growth Death Benefit is $100,000, and the Guaranteed Growth Death Benefit cap is 200% of Purchase Payments or $200,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Guaranteed Growth Death Benefit has increased to $102,586, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05)(191/365)
$100,000 x 1.05(191/365) = $102,586
The Guaranteed Growth Death Benefit increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit prior to Purchase Payment + Purchase Payment
$102,586 + $50,000 = $152,586
The Guaranteed Growth Death Benefit cap also increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit cap prior to Purchase Payment + (Purchase Payment x 200%)
$200,000 + ($50,000 x 200%)
$200,000 + $100,000 = $300,000
Following the $50,000 Purchase Payment, the Guaranteed Growth Death Benefit is $152,586, and the Guaranteed Growth Death Benefit cap is $300.000.
Example 2. How the Guaranteed Growth Death Benefit Decreases as a Result of a Withdrawal.
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Guaranteed Growth Death Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05(377/365)). After the withdrawal, the Guaranteed Growth Death Benefit decreases as follows:
Guaranteed Growth Death Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
B-3

$160,472.50 x (1 - ($15,000 / $150,000)
$160,472.50 x (1 - .10)
$160,472.50 x .90 = $144,425.25
The Guaranteed Growth Death Benefit cap also decreases as a result of the withdrawal:
(Cumulative Purchase Payments - Cumulative withdrawals) x 200%
($150,000 - $15,000) x 200%
$135,000 x 200% = $270,000
After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), the Guaranteed Growth Death Benefit is $144,425.25, and the Guaranteed Growth Death Benefit cap is $270,000.
Example 3. How the Guaranteed Growth Death Benefit applies at Death.
Continuing from Example 2, 439 days after the $15,000 withdrawal, the Company receives due proof of death. At the time of death, the Contract Value is $150,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments, less any withdrawals and withdrawal charges (in this case, $135,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $150,000); or (3) the Guaranteed Growth Death Benefit (in this case, $153,154 ($144,425.25 x 1.05(439/365)). Thus, $153,154 is the amount that would be paid.
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Growth Death Benefit.
Continuing from Example 1, 191 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. At the time the Contract is issued, the initial Guaranteed Growth Death Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Growth Death Benefit would have grown to $102,586 ($100,000 x 1.05(191/365)). After the advisory fee is withdrawn, the reduction to the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x (1 - (Advisory Fee Withdrawal Amount / Contract Value))
$102,586 x (1 - ($1,000 / $100,000))
$102,586 x (1 - .01) = $101,560.14
At the time of Contract issue, the Guaranteed Growth Death Benefit cap is equal to 200% of Purchase Payments or $200,000. After the advisory fee withdrawal, the cap decreases to $198,000 ($200,000 - ($1,000 x 200%)).
Combined Annual Stepped Up and Guaranteed Growth Death Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;
3.
The Annual Stepped Up Death Benefit (as described above in the Prospectus under “Optional Riders”); or
B-4

4.
The Guaranteed Growth Death Benefit at 5% (as described above).
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Combined Annual Stepped Up and Guaranteed Growth Death Benefit.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
(iv)
The Owner takes no withdrawals between Contract issue and death.
At the time of Contract issue, the Annual Stepped Up Death Benefit is $100,000 (the Purchase Payment), the Guaranteed Growth Death Benefit at 5% is $100,000 (the Purchase Payment), and the Guaranteed Growth Death Benefit cap is 200% or $200,000.
Due to positive market performance, the Contract Value on the first Contract anniversary is $125,000. The Annual Stepped Up Death Benefit increases to $125,000, the Guaranteed Growth Death Benefit increases to $105,000 ($100,000 x (1.05(365/365))), and the GGDB cap remains unchanged at $200,000.
Due to negative market performance, the Contract Value on the second Contract anniversary is $98,000. The Annual Stepped Up Death Benefit remains unchanged at $125,000, the Guaranteed Growth Death Benefit increases to $110,250 ($105,000 x (1.05(365/365))), and the cap remains unchanged at $200,000.
212 days into the third Contract Year, the Owner dies. At the time of death, the Contract Value is $102,000, and the Guaranteed Growth Death Benefit is $113,419 ($110,250 x (1.05(212/365))). The death benefit is the greatest of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this example, $102,000), (3) the Annual Stepped Up Death Benefit (in this example, $125,000), or (4) the Guaranteed Growth Death Benefit at 5% (in this example, $113,419).
Thus, the death benefit payable is $125,000.
Example 2. How Advisory Fee Withdrawals Reduce the Combined Annual Stepped Up and Guaranteed Growth Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000, the Guaranteed Growth Death Benefit is $113,419, the Guaranteed Growth Death Benefit cap is $200,000, and the Annual Stepped Up Death Benefit is $125,000.
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 – (Advisory Fee Withdrawal Amount / Account Value Prior to Advisory Fee Withdrawal)]
$113,419 x [1 - (1 - ($1,000 / $100,000)]
$113,419 x (1 - .01) = $112,284.81
The Guaranteed Growth Death Benefit cap is calculated as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (200% x Advisory Fee Withdrawal Amount)
$200,000 - (200% x $1,000) = $198,000
B-5

The Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$125,000 x [1 - ($1,000 / $100,000)]
$125,000 x (1 - .01) = $123,750
Enhanced Death Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) —
This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges; or
2.
The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.
The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or (2) 25% of adjusted Purchase Payments.
•
“Contract gain” is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.
•
“Adjusted Purchase Payments” are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the Contract was issued was 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Enhanced Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Enhanced Death Benefit.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
During the fifth Contract Year, the Owner takes a withdrawal of $10,000. The Contract Value at the time of the withdrawal is $160,000. The adjusted Purchase Payments after the withdrawal are calculated as follows:
Previous Adjusted Purchase Payments x (1 - Withdrawal / Contract Value prior to withdrawal)
$100,000 x (1 - $10,000 / $160,000)
$100,000 x (1 - .0625)
$100,000 x .9375 = $93,750
During the sixth Contract Year, the Owner dies. At the time of death, the Contract Value is $175,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
B-6

50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($175,000 - $93,750)
50% x $81,250 = $40,625
50% of adjusted Purchase Payments = 50% x 93,750 = $46,875
Thus, the Enhanced Death Benefit is $40,625.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $90,000 ($100,000 - $10,000)), or (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $215,625 ($175,000 + $40,625)). Thus, the death benefit payable is $215,625.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $125,000. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$100,000 x [1 - ($1,000 / $125,000)]
$100,000 x (1 - .008) = $99,200
Assume time elapses since the advisory fee withdrawal is take, and the Owner dies. At the time of the Owner’s death, the Contract Value is $130,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
50% x ($130,000 - $99,200)
$15,400
50% of Adjusted Purchase Payments = 50% x $99,200
$49,600
Therefore, the Enhanced Death Benefit is $15,400.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), or (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $145,400 ($130,000 + $15,400)). Thus, the death benefit payable is $145,400.
Combined Enhanced and Annual Stepped Up Death Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
B-7

3.
The Annual Stepped Up Death Benefit (as described above in the Prospectus under “Optional Riders”), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced and Annual Stepped Up Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Combined Enhanced and Annual Stepped Up Death Benefit.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
(iv)
The Owner takes no withdrawals and makes no additional Purchase Payments.
(v)
On the first Contract anniversary, the Contract Value is $105,000.
(vi)
On the second Contract anniversary, the Contract Value is $99,000.
(vii)
On the third Contract anniversary, the Contract Value is $106,000.
The Annual Stepped Up Death Benefit is $100,000 at Contract issue, increases to $105,000 at the first Contract anniversary, remains unchanged at $105,000 at the second Contract anniversary, and increases to $106,000 at the third Contract anniversary.
During the fourth Contract Year, the Owner dies. At the time of death, the Contract Value is $107,000, and the Annual Stepped Up Death Benefit is $106,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000)
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500)), or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $109,500 ($106,000 + $3,500)). Thus, the death benefit payable is $110,500.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced and Annual Stepped Up Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$100,000 x [1 - ($1,000 / $125,000)]
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
B-8

$106,000 x [1 - ($1,000 / $125,000)]
$106,000 x (1 - .008) = $105,152
Later in the fourth Contract Year, the Owner dies. At the time of the Owner’s death, the Contract Value is $130,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
50% x ($130,000 - $99,200)
$15,400
50% of Adjusted Purchase Payments = 50% x $99,200
$49,600
Therefore, the Enhanced Death Benefit is $15,400.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $145,400 ($130,000 + $15,400)), or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $120,552 ($105,152 + 15,400)). Thus, the death benefit payable is $145,400.
Combined Enhanced and Guaranteed Growth Death Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.
The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced and Guaranteed Growth Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Combined Enhanced and Guaranteed Growth Death Benefit at 5%.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
(iv)
The Owner takes no withdrawals and makes no additional Purchase Payments.
During the fourth Contract Year, 1,546 days from Contract issue, the Owner dies. At the time of death, the Contract Value is $107,000.
B-9

The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000)
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x ((1 + .05(1546/365)))
$100,000 x (1.05(1546/365)) = $122,956
(less than the $200,000 Guaranteed Growth Death Benefit cap of $200,000)
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500)), or (3) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $126,456 ($122,956 + $3,500)).
Thus, the death benefit payable is $126,456.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced and Guaranteed Growth Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000 and the Guaranteed Growth Death Benefit is $122,956. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$100,000 x [1 - ($1,000 / $125,000)]
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$122,956 x [1 - ($1,000 / $125,000)]
$122,956 x (1 - .008) = $121,972.35
Thirty days after the advisory fee is taken, the Owner dies. At the time of the Owner’s death, the Contract Value is $126,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
50% x ($126,000 - $99,200)
$13,400
B-10

50% of Adjusted Purchase Payments = 50% x $99,200
$49,600
Therefore, the Enhanced Death Benefit is $13,400.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Guaranteed Growth Death Benefit x 1.05(30/365)
$121,972.35 x 1.05(30/365) = $122,462.46
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $139,400 ($126,000 + $13,400)), or (3) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $135,862.46 ($122,462.46 + 13,400)). Thus, the death benefit payable is $135,862.46.
Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit — (This
rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.
The Annual Stepped Up Death Benefit (as described above in the Prospectus under “Optional Riders”), plus the Enhanced Death Benefit (as described above); or
4.
The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit at 5%.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
(iv)
The Owner takes no withdrawals and makes no additional Purchase Payments.
(v)
On the first Contract anniversary, the Contract Value is $105,000.
(vi)
On the second Contract anniversary, the Contract Value is $99,000.
(vii)
On the third Contract anniversary, the Contract Value is $106,000.
The Annual Stepped Up Death Benefit is $100,000 at Contract issue, increases to $105,000 at the first Contract anniversary, remains unchanged at $105,000 at the second Contract anniversary, and increases to $106,000 at the third Contract anniversary.
B-11

During the fourth Contract Year, 1,546 days from Contract issue, the Owner dies. At the time of death, the Contract Value is $107,000, and the Annual Stepped Up Death Benefit is $106,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000)
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x ((1 + .05(1546/365)))
$100,000 x (1.05(1546/365)) = $122,956
(less than the $200,000 Guaranteed Growth Death Benefit cap of $200,000)
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500)), (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $109,500 ($106,000 + $3,500)), or (4) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $126,456 ($122,956 + $3,500)).
Thus, the death benefit payable is $126,456.
Example 2. How Advisory Fee Withdrawals Reduce the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000 and the Guaranteed Growth Death Benefit is $122,956. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal	x	[1 - (	Advisory Fee Withdrawal Amount	/	Contract Value Prior to Advisory Fee Withdrawal	)]

$100,000 x [1 - ($1,000 / $125,000)]
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$122,956 x [1 - ($1,000 / $125,000)]
$122,956 x (1 - .008) = $121,972.35
After the withdrawal, the Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$106,000 x [1 - ($1,000 / $125,000)]
$106,000 x (1 - .008) = $105,152
B-12

Thirty days after the advisory fee is taken, the Owner dies. At the time of the Owner’s death, the Contract Value is $120,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
50% x ($120,000 - $99,200)
$10,400
50% of Adjusted Purchase Payments = 50% x $99,200
$49,600
Therefore, the Enhanced Death Benefit is $10,400.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Guaranteed Growth Death Benefit x 1.05(30/365)
$121,972.35 x 1.05(30/365) = $122,462.46
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $130,400 ($120,000 + $10,400)), (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $115,552 ($105,152 + 13,400)), or (4) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $132,862.46 ($122,462.46 + $10,400)). Thus, the death benefit payable is $132,862.46
Guaranteed Minimum Withdrawal Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — If you elected this rider when you purchased the Contract, your “Benefit Amount” was equal to a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit. If you purchased the rider on a Contract anniversary, your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the “Remaining Benefit Amount.”
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Withdrawal Amount”), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:
Annual Withdrawal Amount*	Benefit Amount*
5%	130%
6%	110%
7%	100%
*
A percentage of the initial Purchase Payment including any
Credit Enhancement and/or Bonus Credit (or Contract Value
on the purchase date of the rider if the rider was purchased on a Contract anniversary)

If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.
Example 1. Annual Withdrawal Amount Continues when the Contract Value Reaches Zero. Assume:
B-13

(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
(iv)
The assumed rate of return is -1.00%.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. If the Owner takes no other withdrawals in Contract Year 1 besides the Annual Withdrawal Amount, at the beginning of Contract Year 2, the Contract Value is $94,050 and the Remaining Benefit Amount is $125,000. If the Owner continues taking only the Annual Withdrawal Amount each Contract Year, at the end of Contract Year 19, the Contract Value is $0, but the Remaining Benefit Amount is $35,000. The Owner can continue taking the Annual Withdrawal Amount for seven additional Contract Years until the Remaining Benefit Amount is $0.
If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under “Contingent Deferred Sales Charge,” and “Extra Credit.” Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. Please see “Federal Tax Matters.”
The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.
The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount. The percentage is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
Example 2. Effect of an Excess Withdrawal and Recalculation of the Remaining Benefit Amount and the Annual Withdrawal Amount. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. Due to negative market performance, in Contract Year 1 the Contract Value is reduced to $85,000 and the Owner decides to withdraw $15,000. This reduces the Contract Value to $70,000 ($85,000 - $15,000). Because the $15,000 withdrawal exceeds the Annual Withdrawal Amount, the Remaining Benefit Amount and future Annual Withdrawal Amount will be reduced. The excess withdrawal is equal to $10,000 ($15,000 - $5,000), the amount of the withdrawal in excess of the Annual Withdrawal Amount.
The percentage reduction in the Remaining Benefit Amount and the future Annual Withdrawal Amount is calculated as follows:
Excess Withdrawal Amount / (Contract Value Prior to Withdrawal - Annual Withdrawal Amount):
$10,000 / ($85,000 - $5,000)
$10,000 / $80,000 = 12.50%
The adjusted Remaining Benefit Amount is calculated as follows:
B-14

Remaining Benefit Amount - Annual Withdrawal Amount x Calculated Reduction
$130,000 - $5,000 = $125,000
$125,000 x (1 - 12.50%) = $109,375
The future Annual Withdrawal Amount is calculated as follows:
Annual Withdrawal Amount x Calculated Reduction
$5,000 x (1 - 12.50%) = $4,375
After the reduction, the Remaining Benefit Amount is $109,375 and the future Annual Withdrawal Amount is $4,375.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.
Example 3. Remaining Benefit Amount Reset. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. On the sixth Contract anniversary, the Owner elects to reset the Remaining Benefit Amount. The Owner has taken no other withdrawals besides the Annual Withdrawal Amount for the last six Contract Years. On the sixth Contract anniversary, due to positive market performance, the Contract Value is $120,000, and the Remaining Benefit Amount is $100,000 ($130,000 – ($5,000 x 6)). Upon the reset, the Remaining Benefit Amount will increase to $120,000, and the Annual Withdrawal Amount will increase from $5,000 to $6,000 ($120,000 x 5%). After the reset, the Contract will not be eligible for another reset until after the 11th Contract anniversary.
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Minimum Withdrawal Benefit. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
A $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. Because the advisory fee of $1,000 is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Withdrawal Benefit dollar for dollar as follows:
Guaranteed Minimum Withdrawal Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount
$130,000 - $1,000 = $129,000
After the withdrawal, the remaining Annual Withdrawal Amount is reduced as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount
$5,000 - $1,000 = $4,000
If the advisory fee withdrawal is $6,000 (and therefore greater than the Annual Withdrawal Amount), the Guaranteed Minimum Withdrawal Benefit is reduced proportionately as follows:
B-15

(Guaranteed Minimum Withdrawal Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)]
($130,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
$125,000 x [1 - ($1,000/$95,000)] = $123,684.21
The withdrawal reduces the Guaranteed Minimum Withdrawal Benefit by more than the amount of the withdrawal. After the withdrawal, the remaining Annual Withdrawal Amount is $0. The advisory fee withdrawal will proportionately reduce the Annual Withdrawal Amount available in future Contract Years. The Annual Withdrawal Amount for the next Contract Year is calculated as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - [1 - (Advisory Fee Withdrawal - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)]
$5,000 x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
$5,000 x ($1,000/$95,000) = $4,947.37
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was 85 or younger.
If you have a Qualified Contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Remaining Benefit Amount.
Total Protection — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.
Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under “Guaranteed Minimum Death Benefit,” with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements, Bonus Credits or Purchase Payments made during the 12 months preceding the Owner’s date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.
This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under “Guaranteed Minimum Withdrawal Benefit” above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credits (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract anniversary).
The Guaranteed Minimum Accumulation Benefit provides that at the end of the “Term,” which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount
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will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.
The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements and/or Bonus Credits) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.
This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 79 or younger.
Because of the ten-year Term, if you are within ten years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not be able to receive the full value of the Guaranteed Minimum Accumulation Benefit. You should consult a tax adviser before resetting the Guaranteed Minimum Accumulation Benefit with a Qualified Contract.
Example 1. How an Additional Purchase Payment Affects the Total Protection Rider. Assume:
(i)
The Owner purchases the Contract with the Total Protection Rider.
(ii)
The initial Purchase Payment is $100,000.
At Contract issue, the Guaranteed Growth Death Benefit is $100,000, the Guaranteed Growth Death Benefit cap is $200,000 ($100,000 x 200%), the Remaining Benefit Amount is $100,000 ($100,000 x 100%), the Annual Withdrawal Amount is $5,000 ($100,000 x 5%), and the Guaranteed Minimum Accumulation Benefit is $105,000 ($100,000 x 105%).
The Owner adds a Purchase Payment of $10,000 to the Contract in the first Contract Year (42 days after Contract issue). As a result of interest accrued over the 42 days since the initial Purchase Payment, immediately prior to the $10,000 Purchase Payment, the Guaranteed Growth Death Benefit has increased to $100,563, calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05(42/365))
$100,000 x (1.05(42/365)) = $100,563
The Guaranteed Growth Death Benefit increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit prior to Purchase Payment + Purchase Payment
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$100,563 + $10,000 = $110,563
The Guaranteed Growth Death Benefit cap also increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit cap prior to Purchase Payment + (Purchase Payment x 200%)
$200,000 + ($10,000 x 200%)
$200,000 + $20,000 = $220,000
The Remaining Benefit Amount increases as a result of the Purchase Payment:
Remaining Benefit Amount prior to Purchase Payment t + (Additional Purchase Payment x 100%)
$100,000 + ($10,000 x 100%)
$100,000 + $10,000 = $110,000
The Annual Withdrawal Amount increases as a result of the Purchase Payment:
Prior Annual Withdrawal Amount + (Purchase Payment x 5%)
$5,000 + ($10,000 x 5%)
$5,000 + $500 = $5,500
The Guaranteed Minimum Accumulation Benefit increases as a result of the Purchase Payment:
Guaranteed Minimum Accumulation Benefit prior to Purchase Payment + (Purchase Payment x 105%)
$105,000 + ($10,000 x 105%)
$105,000 + $10,500 = $115,500
Example 2. How a Withdrawal Affects the Total Protection Rider.
Continuing from Example 1, the Owner withdraws $10,500 from the Contract in the fourth Contract Year (1,450 days after the additional Purchase Payment). The Contract Value prior to withdrawal is $130,500.
As a result of interest accrued over the 1,450 days since the additional Purchase Payment, immediately prior to the $10,500 withdrawal, the Guaranteed Growth Death Benefit has increased to $134,210.50, calculated as follows:
Guaranteed Growth Death Benefit x (1 + Effective Annual Interest Rate)^Time Elapsed Since Additional Purchase Payment
$110,563 x (1 + .05(1450/365))
$110,563 x (1.05(1450/365)) = $134,210.50
The Guaranteed Growth Death Benefit decreases as a result of the withdrawal:
(Guaranteed Growth Death Benefit prior to withdrawal - Annual Withdrawal Amount) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
($134,210.50 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500))
$128,710.50 x (1 - ($5,000 / $125,000))
$128,710.50 x (1 - .04)
$128,710.50 x .96 = $123,562.08
The Guaranteed Growth Death Benefit cap also decreases as a result of the withdrawal:
(Cumulative Purchase Payments - Cumulative withdrawals) x 200%
($100,000 + $10,000 - $10,500) x 200%
$99,500 x 200% = $199,000
The Remaining Benefit Amount decreases as a result of the withdrawal:
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(Remaining Benefit Amount prior to withdrawal - Annual Withdrawal Amount) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
($110,000 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500))
$104,500 x (1 - ($5,000 / $125,000))
$104,500 x (1 - ..04)
$104,500 x .96 = $100,320
The Annual Withdrawal Amount decreases as a result of the withdrawal:
Prior Annual Withdrawal Amount x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
$5,500 x (1 - ($10,500 - $5,500) / ($130,500 - $5,500))
$5,500 x (1 - ($5,000 / $125,000))
$5,500 x (1 - .04)
$5,500 x .96 = $5,280
The Guaranteed Minimum Accumulation Benefit decreases as a result of the withdrawal:
(Guaranteed Minimum Accumulation Benefit prior to withdrawal - Annual Withdrawal Limit) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
($115,500 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500))
$110,000 x (1 - ($5,000 / $125,000))
$110,000 x (1 - .04)
$110,000 x 0.96 = $105,600
After the withdrawal, the Guaranteed Growth Death Benefit is $123,562.08, the Guaranteed Growth Death Benefit cap is $199,000, the Remaining Benefit Amount is $100,320, the Annual Withdrawal Amount is $5,280, and the Guaranteed Minimum Accumulation Benefit is $105,600.
Example 3. Total Protection Rider at the end of 10 Years.
Continuing from Example 2, assume the Owner does not reset the Guaranteed Minimum Accumulation Benefit term for the first 10 Contract Years. At the end of 10 Contract Years, the Owner’s Contract Value is $104,000, and the Guaranteed Minimum Accumulation Benefit is $105,600. Because the Guaranteed Minimum Accumulation Benefit exceeds the Contract Value, the difference of $1,600 will be added to the Owner’s Contract Value. Once this additional amount has been added to the Owner’s Contract Value, the Guaranteed Minimum Accumulation Benefit terminates.
Example 4. How Advisory Fee Withdrawals Reduce the Total Protection Rider. Assume:
(i)
The Owner purchases the Contract with the Total Protection Rider.
(ii)
The initial Purchase Payment is $100,000.
At Contract issue, the Guaranteed Growth Death Benefit is $100,000, the Guaranteed Growth Death Benefit cap is $200,000 ($100,000 x 200%), the Remaining Benefit Amount is $100,000 ($100,000 x 100%), the Annual Withdrawal Amount is $5,000 ($100,000 x 5%), and the Guaranteed Minimum Accumulation Benefit is $105,000 ($100,000 x 105%).
A $1,000 advisory fee is withdrawn from the Contract. Immediately prior to the withdrawal, the Guaranteed Growth Death Benefit has increased to $110,563, the Guaranteed Growth Death Benefit cap is $200,000, the Remaining Benefit Amount is $100,000, the Annual Withdrawal Amount is $5,000, and the Guaranteed Minimum Accumulation Benefit is $105,000.
Because the advisory fee of $1,000 is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Withdrawal Benefit dollar for dollar as follows:
Guaranteed Growth Death Benefit - Advisory Fee Withdrawal Amount
$110,563 - $1,000 = $109,563
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The Guaranteed Growth Death Benefit cap is reduced as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (Advisory Fee Withdrawal Amount x 200%) =
$200,000 - ($1,000 x 200%)
$200,000 - $2,000 = $198,000
The remaining Annual Withdrawal Amount is reduced as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount
$5,000 - $1,000 = $4,000
Because the advisory fee is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Remaining Benefit Amount dollar for dollar as follows:
Remaining Benefit Amount Prior to Advisory Fee Withdrawal – Advisory Fee Withdrawal Amount
$100,000 - $1,000 = $99,000
Because the advisory fee is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Accumulation Benefit dollar for dollar as follows:
Guaranteed Minimum Accumulation Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount
$105,000 - $1,000 = $104,000
If the advisory fee withdrawal is $6,000 (and therefore greater than the Annual Withdrawal Amount), benefits under the Total Protection Rider are reduced proportionately.
The Guaranteed Growth Death Benefit is reduced as follows:
(Guaranteed Growth Death Benefit – Annual Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
($110,563 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
($105,563 x [1 - ($1,000/$95,000)] = $104,451.81
The Guaranteed Growth Death Benefit Cap is reduced as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (Advisory Fee Withdrawal Amount x 200%)
$200,000 - ($6,000 x 200%)
$200,000 - $12,000 = $188,000
After the withdrawal, the remaining Annual Withdrawal Amount is $0. The advisory fee withdrawal will proportionately reduce the Annual Withdrawal Amount available in future Contract Years. The Annual Withdrawal Amount for the next Contract Year is calculated as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
$5,000 x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
$5,000 x [1 - ($1,000/$95,000)] = $4,947.37
The Remaining Benefit Amount is reduced as follows:
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(Remaining Benefit Amount Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)]
($100,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
$95,000 x [1 - ($1,000/$95,000)] = $94,000
The Guaranteed Minimum Accumulation Benefit is reduced as follows:
(Guaranteed Minimum Accumulation Benefit Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
($105,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
$100,000 x [1 - ($1,000/$95,000)] = $98,947.37
Waiver of Withdrawal Charge—10 Years or Disability — This rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•
The Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or
•
The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.
Effective as of the date of the first withdrawal under the terms of this rider, no additional Purchase Payments may be made to the Contract.
Example of the Waiver of Withdrawal Charge—10 Years or Disability. Assume:
(i)
The Owner purchased the Contract with the Waiver of Withdrawal Charge—10 Years or Disability Rider.
(ii)
The Owner meets the criteria for total and permanent disability after the Contract Date and prior to age 65.
(iii)
The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iv)
The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge—10 Years or Disability Rider, the charge applicable to the $25,000 withdrawal would be $900, calculated as follows: ($25,000 - $10,000) x 6% Withdrawal Charge, and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge—10 Years or Disability Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Waiver of Withdrawal Charge—Hardship — This rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this rider, no additional Purchase Payments may be made to the Contract.
Example of the Waiver of Withdrawal Charge—Hardship. Assume:
(i)
The Owner purchased the Contract with the Waiver of Withdrawal Charge—Hardship Rider.
(ii)
The Owner experiences a hardship as defined in Section 401(k) of the Internal Revenue Code of 1986, as amended.
(iii)
The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iv)
The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge—Hardship Rider, the charge applicable to the $25,000 withdrawal would be $900, calculated as follows: ($25,000 - $10,000) x 6% Withdrawal Charge, and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge—Hardship Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
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Waiver of Withdrawal Charge—5 Years and Age 59½ — This rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•
The Owner is age 59½ or older; and
•
The Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.
Effective as of the date of the first withdrawal under the terms of this rider, no additional Purchase Payments may be made to the Contract.
Example of the Waiver of Withdrawal Charge—5 Years and Age 59½. Assume:
(i)
The Owner purchased the Contract with the Waiver of Withdrawal Charge—5 Years and Age 59½ Rider.
(ii)
The initial Purchase Payment is $100,000.
(iii)
The Owner is now age 72 and has been making quarterly Purchase Payments of $100 for 5 full Contract Years.
(iv)
The Owner requests a withdrawal of $25,000 at the beginning of Contract Year 6.
(v)
The free withdrawal amount for Contract Year 6 is $11,800.
(vi)
No additional Purchase Payments are made after the withdrawal in Contract Year 6.
Without the Waiver of Withdrawal Charge—5 Years and Age 59½ Rider, the charge applicable to the $25,000 withdrawal would be $396, calculated as follows: ($25,000 - $11,800) x 3% Withdrawal Charge, and the Owner would receive $24,604 ($25,000 - $396). With the Waiver of Withdrawal Charge—5 Years and Age 59½ Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
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The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://dfinview.com/SecurityBenefit/TAHD/814121562?site=PSBL.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000113081

Prospectus
May 1, 2022

SECURITY BENEFIT ADVISOR VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
Security Benefit Life Insurance Company
and offered by Security Distributors, LLC
32-69190-00 2022/05/01
6919

SECURITY BENEFIT ADVISOR VARIABLE ANNUITY
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
SBL Variable Annuity Account XIV
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the Security Benefit Advisor Variable Annuity—an Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408 or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called SBL Variable Annuity Account XIV (the “Separate Account”), or to the Fixed Account (if it is available under your Contract). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. Neither the refund nor the Contract Value will include any Credit Enhancements, if applicable. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Expenses for this Contract, if purchased with the Extra Credit Rider, may be higher than expenses for a contract without the Extra Credit Rider. The amount of Credit Enhancement may be more than offset by additional fees and charges. All or a portion of your Credit Enhancement may be recaptured upon cancellation of your Contract under the free look provision, surrender, withdrawal, or death.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2022
6919
Protected by U.S. Patent No. 7,251,623 B1.32-69190-00 2022/05/01

2

3

Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Additional Amount — An amount the Company may add to Contract Value under the Bonus Match Rider.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Bonus Amount — An amount added to Contract Value during the Bonus Amount Period under the Bonus Match Rider. The Company applies the Bonus Amount to the first $10,000 in Purchase Payments in any Contract Year that are made under a salary reduction agreement in connection with a retirement plan qualified under Section 403(b) of the Internal Revenue Code.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Debt — The unpaid loan balance including accrued loan interest.
Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date.
4

Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Guaranteed Rate — The minimum interest rate earned on Contract Value allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Participant — A Participant under a Qualified Plan.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — SBL Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
Important Information You Should Consider About the Contract

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals
If you withdraw money from your Contract within 7 years following your last
Purchase Payment, you may be assessed a surrender charge of up to 7% (as a percentage of the portion of the withdrawal amount consisting of Purchase
Payments, including any Bonus Credits paid), declining to 0% in the eighth year.
For example, if you were to withdraw $100,000 during a surrender charge
Fee Table Fee Table – Examples Charges and Deductions – Contingent Deferred Sales Charge
5

	FEES AND EXPENSES			Location in Prospectus
	period, you would be assessed a charge of up to $7,000.
Transaction Charges	Other than surrender charges (if any), there are no charges for other transactions (e.g., transferring money between investment options).			Not Applicable
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Interest on any
Contract loans is not reflected. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table
Fee Table – Examples
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Administration Charge
Charges and Deductions
– Account Adminis-
tration Charge
Charges and Deductions
– Optional Rider Charges
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.96%	1.36%
	Investment options[2] (Underlying Fund fees and expenses)	0.57%	4.07%
	Optional benefits available for an additional charge[3] (for a single optional benefit, if elected)	0.05%	0.85%
1
As a percentage of Contract Value allocated to the Separate Account. This amount includes the account administration charge and the charge for the Waiver of
Withdrawal Charge Rider – 10 Years or Disability, which is not optional for Contracts issued after July 1, 2012.
2
As a percentage of Underlying Fund average net assets.
3
As a percentage of Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,388.31	Highest Annual Cost: $4,573.10
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
•No optional benefits
•No sales charges or advisory fees
•No additional Purchase Payments,
transfers or withdrawals
•No Contract loans
•No Credit Enhancement amounts

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base
Contract charge, optional benefits,
and Underlying Fund fees and
expenses
•No sales charges or advisory fees
•No additional Purchase Payments,
transfers or withdrawals
•No Contract loans
•No Credit Enhancement amounts

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your Contract or the amount of money that you actually receive. Withdrawals may also reduce or terminate
Contract guarantees.
•The benefits of tax deferral, long-term income, and living benefit guarantees mean the Contract is more beneficial to investors with a long time horizon.
Charges and Deductions – Contingent Deferred Sales Charge The Contract – General
6

	RISKS	Location in Prospectus
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that you choose under the Contract.
•Each investment option (including the Fixed Account, if available) has its own unique risks.
•You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security
Benefit Life Insurance Company. Any obligations (including under the Fixed
Account option), guarantees or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life
Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting www.securitybenefit.com.
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
	RESTRICTIONS	Location in Prospectus
Investments
•Certain investment options may not be available under your Contract.
•Certain Subaccounts prohibit you from transferring out and back within a period of calendar days.
•We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•There are certain restrictions on transfers between the Fixed Account and
Subaccounts.
•We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Transfers of Contract Value – Frequent Transfer Restrictions The Fixed Account – Transfers and Withdrawals from the Fixed Account Other Information – Changes to Investments
Optional Benefits
•Optional benefits are only available at Contract issue. You cannot change or cancel the benefits that you select after they are issued.
•The optional benefit is not available in every state and is subject to age restrictions.
•Certain optional benefits previously offered with the Contract are no longer available for purchase. We reserve the right to stop offering for purchase any currently available optional benefit at any time.
•Optional benefits may limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
•We do not have the right to modify or terminate an optional benefit.
Withdrawals, however, may reduce the value of an optional benefit by an amount greater than the value withdrawn or result in termination of the benefit.
Benefits Under the Contract – Optional Riders Appendix B – Riders No Longer Available - Available for Purchase Only Prior to February 1, 2010
	TAXES	Location in Prospectus
Tax Implications
•If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
The Contract – Withdrawals to Pay Advisory Fees Charges and Deductions – Deduction of Advisory Fees Federal Tax Matters Federal Tax Matters – Qualified Plans
7

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. Because of the withdrawal charge and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests. The Fixed Account option (if available under your Contract), which guarantees the principal and a minimum interest rate, may also be available for investment. If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account.
A list of the Underlying Funds currently available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7), withdrawals (other than systematic withdrawals) are permitted after the Annuity Start Date. In general, optional benefits (e.g., the Annual Stepped Up Death Benefit) terminate upon annuitization if you elect one of Annuity Options 1 through 4, 7, or 8. If you elect Annuity Option 5 or 6, the optional benefit will continue after the
8

Annuity Start Date if you purchase the Waiver of Withdrawal Charge Rider, and the Company will continue to deduct optional benefit charges after the Annuity Start Date.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefit. For Contract Owners aged 80 or younger on the Contract issue date, the Contract includes a standard death benefit that will pay the higher of Contract Value or total Purchase Payments (adjusted for any outstanding Contract Debt, any pro rata account administration charge, prior withdrawals, including any withdrawal charges, and any uncollected premium tax) upon your or the Annuitant’s death. For Contract Owners aged 81 and older on the Contract issue date, the standard death benefit will be equal to the Contract Value only. If you elect to purchase an optional rider that provides an enhanced death benefit for an additional charge, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
Loans. If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. A loan must be taken and repaid prior to the Annuity Commencement Date.
Waiver of Withdrawal Charge Rider. For an additional charge, under certain circumstances, we will waive your withdrawal charges.
Extra Credit Rider. For an additional cost during the first seven Contract Years, the Company adds to your Contract Value an amount known as a Credit Enhancement, which is based on a percentage of any Purchase Payments made in the first Contract Year. In the past, we offered a version of this rider at no cost. All or a portion of your Credit Enhancement may be recaptured upon free look, surrender, withdrawal, or death.
0-Year or 4-Year Alternate Withdrawal Charge. For an additional cost, this rider makes available an alternative, shorter withdrawal charge schedule. The withdrawal charge varies depending on the Purchase Payment age and will apply in lieu of the Contract’s seven-year withdrawal charge schedule.
Optional Living Benefits. We offer various optional living benefits that, for additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and may guarantee a minimum lifetime income.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but no surrender charge (if applicable) is assessed on such withdrawals, and the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts and the Fixed Account (if available) on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day each month or pursuant to a salary reduction agreement.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
9

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load on Purchase Payments	None
Maximum Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	7%[1]
Transfer Fee (per transfer)	None
1 We also refer to this charge as a contingent deferred sales charge, withdrawal charge, and sales charge. The amount of the surrender charge is determined by reference to how long your Purchase Payments or Bonus Credits have been held under the Contract. Free withdrawals are available equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, in the first Contract Year, and (2)
10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See “Full and Partial Withdrawals”
and “Contingent Deferred Sales Charge” for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase an optional rider, you will pay additional charges, as shown below.
Annual Contract Expenses
Charge
Administrative Expenses	$30.00[1]
Net Loan Interest Charge (as an annual percentage of Contract Value allocated to the Loan Account)	2.75%[2]
Base Contract Expenses (as a percentage of average Subaccount daily net assets)	1.05%[3]
Waiver of Withdrawal Charge Rider – 10 Years or Disability	0.25%[4]
1 We call this the account administration charge in your Contract, as well as in other places in this Prospectus. An account administration charge of $30 is deducted at each Contract anniversary, and a pro rata account administration charge is deducted: (1) upon full withdrawal of Contract
Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted. This fee is presented as part of the Base Contract Expenses in the section entitled “Important Information You Should Consider About Your Contract” earlier in this
Prospectus.
2  The net loan cost equals the difference between the amount of interest the Company charges you for a loan (which will be no greater than
5.75% plus the total charges for riders you have selected) and the amount of interest the Company credits to the Loan Account, which is 3.0%.
3  This charge is comprised of both an annual mortality and expense risk charge and an annual administration charge. The mortality and expense risk charge is 0.90% but is reduced to 0.75% for Contract Values of $25,000 or more. The minimum mortality and expense risk charge of 0.75% is deducted daily. Any mortality and expense risk charge above the minimum charge is deducted from your Contract Value on a monthly basis. During the Annuity Period, the annual mortality and expense risk charge is 1.25% for Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under Base Contract Expenses – “Mortality and Expense Risk
Charge” in the section later in this Prospectus.

4 This rider is not optional for Contracts issued after July 1, 2012, and the Company will assess a monthly charge for this rider on all Contracts issued on or after July 1, 2012 whether or not the Owner exercises the waiver or complies with its terms.

10

Optional Rider Expenses (as a percentage of Contract Value allocated to the Subaccounts)*
	Annual Rider Charge
Riders Available for Purchase with The Contract
4% Extra Credit Rider[1]	0.55%
Riders Available for Purchase ONLY Prior to July 1, 2012
Annual Stepped Up Death Benefit Rider	0.20%
Waiver of Withdrawal Charge Rider	0.05%
Alternate Withdrawal Charge Rider (0-Year)	0.70%
Alternate Withdrawal Charge Rider (4-Year)[2]	0.55%
Waiver of Withdrawal Charge Rider—15 Years or Disability	0.05%
Riders Available for Purchase ONLY Prior to February 1, 2010
3% Guaranteed Minimum Income Benefit Rider	0.15%
5% Guaranteed Minimum Income Benefit Rider	0.30%
3% Guaranteed Growth Death Benefit Rider	0.10%
5% Guaranteed Growth Death Benefit Rider	0.20%
6% Guaranteed Growth Death Benefit Rider[3]	0.25%
7% Guaranteed Growth Death Benefit Rider[3]	0.30%
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.25%
Enhanced Death Benefit Rider	0.25%
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider, and Guaranteed Growth Death Benefit Rider	0.40%
	Maximum	Current
Guaranteed Minimum Withdrawal Benefit Rider	1.10%[4]	0.45%
Total Protection Rider	1.45%[4]	0.85%
3% Extra Credit Rider[1]	0.40%
5% Extra Credit Rider[1]	0.70%
Waiver of Withdrawal Charge Rider—10 Years or Disability	0.10%
Waiver of Withdrawal Charge Rider—Hardship	0.15%
Waiver of Withdrawal Charge Rider—5 Years and Age 59½	0.20%
Bonus Match Rider	$255
*
If you purchase any optional riders, the charge will be deducted from your Contract Value. Total rider charges cannot exceed 1.55% of
Contract Value for riders elected prior to February 1, 2010 (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate
Withdrawal Charge Rider).
1
The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
2
If the 4-Year Alternate Withdrawal Charge Rider was not approved in a state, a 3-Year Alternate Withdrawal Charge Rider was available for a charge of 0.40%. See “Alternate Withdrawal Charge” in Appendix C – Riders Available for Purchase Only Prior to July 1, 2012.
3
Not available to Texas residents.
4
The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit
Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal
Benefit” and “Total Protection” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The
current charge for each such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate
Withdrawal Charge Rider).
5
The Company will deduct a charge of $25 on each anniversary of the rider’s date of issue; provided that the rider is in effect on that date and your Contract Value is less than $10,000. If you surrender your Contract prior to the Contract anniversary in any Contract Year, the
Company will not deduct any applicable rider charge for that Contract Year. The Company waives the rider charge if Contract Value is
$10,000 or more on the date the charge is to be deducted.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically during the time that you own the Contract. A complete list of
11

Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.57%	4.07%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.45%	2.26%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2023.

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the most expensive combination of optional benefits available for an additional charge. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$13,140.95	$25,454.37	$36,497.00	$63,261.33
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$6,910.23	$20,323.07	$33,210.21	$63,261.33
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$9,858.98	$16,290.51	$21,926.40	$37,556.51
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$3,505.75	$10,678.01	$18,070.06	$37,556.51
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A withdrawal charge may be assessed on withdrawals and surrenders, and it could be substantial. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. A tax may be assessed on withdrawals and surrenders, and it could be substantial. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of certain optional benefits by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
12

Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and guaranteed rider benefits and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Disruption Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts (such as Russia’s invasion of the Ukraine and the resulting response by the United States and other countries). For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Credit Enhancement Risk — Expenses for a Contract with a Credit Enhancement may be higher than for a Contract without a Credit Enhancement. The amount of the Purchase Payment credit may be more than offset by the fees and charges associated with the credit. In addition, Credit Enhancements are excluded from the calculation of the optional living and death benefits. This means that, unlike Purchase Payments, Credit Enhancements do not increase the value of such benefits.
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit and guaranteed rider benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
13

Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2021, the Company had total assets under management of approximately $46.5 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent, the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the
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administration or investment practices of the Separate Account or of the Company. We do not guarantee the investment results of the Separate Account.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. Investing in Underlying Funds with managed volatility strategies may impact the value of certain guaranteed benefits under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
Certain Underlying Funds (sometimes called “alternative funds”) invest in positions that emphasize alternative investment strategies and/or nontraditional asset classes. These alternative investments involve a mix of strategies that offer potential diversification or market exposure benefits, but such alternative investment strategies may be riskier than traditional investment strategies. The strategies often involve speculative investment techniques, such as leverage and complex derivative instruments.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies as other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting https://dfinview.com/SecurityBenefit/TAHD/814121471?site=PSBL.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
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12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub- advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.05% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
The Company receives a $15.00 annual fee payment per Participant invested in the BNY Mellon Appreciation Fund. The Company also receives a $12.00 annual fee payment per Participant invested in the Invesco funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.65% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
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Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
Contingent Deferred Sales Charge — We also refer to this charge as the surrender charge, sales charge, or withdrawal charge in this Prospectus. The Company does not deduct sales charges from Purchase Payments before crediting them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. If the Bonus Match Rider is in effect, Purchase Payments include Bonus Amounts and Additional Amounts paid under the rider for purposes of assessing the withdrawal charge. As such, Bonus Amounts and Additional Amounts are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Amounts or Additional Amounts. Purchase Payments do not include Credit Enhancements for the purpose of calculating the withdrawal charge.
The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.
The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments, Bonus Amounts, and/or Additional Amounts that exceeds the free withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Withdrawals are considered to come first from Purchase Payments, Bonus Amounts, and/or Additional Amounts in the order they were received and then from earnings. Free withdrawal amounts do not reduce Purchase Payments for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the free withdrawal amount otherwise available in that Contract Year.
The Company will also waive the withdrawal charge for Contracts issued on or after July 1, 2012 if, at the time of withdrawal: (1) the Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or (2) the Owner has become totally and permanently disabled after the Contract Date and prior to age 65. Effective as of the date of the first withdrawal under the terms of this waiver, no additional Purchase Payments may be made to the Contract. The Company assesses a monthly charge in connection with this waiver feature. This waiver is not optional, and the Company will assess the monthly charge for this waiver on all Contracts issued on or after July 1, 2012 whether or not the Owner exercises the waiver or complies with its terms. This waiver is not available for Contracts issued prior to July 1, 2012. See “Charge for Certain Waivers of the Withdrawal Charge.”
The amount of the charge will depend on how long your Purchase Payments, Bonus Amounts, and/or Additional Amounts have been held under the Contract. Each Purchase Payment, Bonus Amount, or Additional Amount is considered to have a certain “age,” depending on the length of time since the Purchase Payment, Bonus Amount, or Additional Amount was effective. A Purchase Payment, Bonus Amount, or Additional Amount is “age one” in the year beginning on the date the Purchase Payment, Bonus Amount, or Additional Amount is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:
Purchase Payment or Bonus Credit Age (in years)	Withdrawal Charge
1	7%
2	7%*
3	6%
4	5%
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Purchase Payment or Bonus Credit Age (in years)	Withdrawal Charge
5	4%
6	3%
7	2%
8 and over	0%
* If you are a Participant in the Texas Optional Retirement Program, we will instead assess a withdrawal charge of 6.75% in year 2.
The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. If we deduct the withdrawal charge from your remaining Contract Value, the withdrawal charge is also subject to a withdrawal charge.
Example of Withdrawal Charge Deducted from Withdrawal Payment and Deducted from Remaining Contract Value. Assume:
(i)
A withdrawal of $20,000 is requested in Contract Year 2
(ii)
The remaining free withdrawal amount in Contract Year 2 is $10,000
If the Owner requests that the withdrawal charge be deducted from the withdrawal payment, the withdrawal charge would be $700, calculated as follows:
(Withdrawal Amount – Remaining Free Withdrawal Amount) x Withdrawal Charge %
($20,000 - $10,000) x 7% = $700
The $700 withdrawal charge is deducted from the withdrawal payment before the Company sends it to the Owner. The Contract Value decreases by $20,000 and the Owner receives a total payment of $19,300 ($20,000 - $700).
If the Owner requests that the withdrawal charge be deducted from the remaining Contract Value, the withdrawal charge would be $752.69, calculated as follows:
(Withdrawal Amount - Remaining Free Withdrawal Amount)	x	Withdrawal Charge %
1– Withdrawal Charge %
($20,000 - $10,000) x (7% / (1 - 7%))
$10,000 x (7% / 93%)
$10,000 x 7.5269% = $752.69
The $752.69 withdrawal charge is deducted from the Contract Value. The Contract Value decreases by $20,752.69 ($20,000 + $752.69) and the Owner receives a total payment of $20,000.
In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) Annuity Options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.
The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the mortality and expense risk charge.
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s
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status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. Currently, in Maine, South Dakota and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Contract. Those amounts are currently 2.00%, 1.25% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5% but are subject to change by a governmental entity.
Deduction of Advisory Fees — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. However, no surrender charges will apply to such deductions, and the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. Withdrawals will not reduce benefits under the GLWB Rider, as long as the following conditions are met: (1) the withdrawals are the only amount withdrawn in that Contract Year; (2) the withdrawals are for the purpose of paying fees to a registered investment adviser for services rendered to the Owner in connection with the Contract; (3) we are making payment(s) to the registered investment adviser from such withdrawals on behalf of the Owner; and the withdrawals do not exceed: (a) in the first Contract Year, 2.0% of Purchase Payments (including any Credit Enhancement and/or Bonus Credit), and (b) for all other Contract Years, 2.0% of your Contract Value as of the beginning of the Contract Year. However, the deduction of advisory fees from your Contract Value will reduce the Contract Value, which could reduce the potential for increases to the benefits under the GLWB Rider. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
Annual Contract Expenses
Administrative Expenses
Account Administration Charge — The Company deducts an account administration charge of $30 from Contract Value at each Contract anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is
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chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.
Base Contract Expenses
Charge for Certain Waivers of the Withdrawal Charge — For all Contracts issued on or after July 1, 2012, the Company deducts a monthly charge from Contract Value for providing a waiver of the withdrawal charge under certain circumstances. The amount of the charge is equal to 0.25%, on an annual basis, of your Contract Value. See “Charge for Certain Waivers of the Withdrawal Charge.”
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the tables below.
Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	0.90%
$25,000 or more	0.75%
During the Annuity Period, the mortality and expense risk charge is as follows:
Annuity Option	Annual Mortality and Expense Risk Charge
Annuity Options 5 & 6	See table immediately above.
Annuity Options 1-4, 7 & 8	1.25%
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge — The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contracts and operation of the Subaccounts.
Loan Interest Charge — The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to 5.75% plus the charge for Certain Waivers of the Withdrawal Charge (if applicable) and the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
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Variations in Charges — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Optional Rider Charges — In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. Currently, only the Extra Credit at 4% rider is available for purchase. The Company makes the rider available only at issue.
The Company deducts a monthly charge from the Contract Value for any riders elected by the Owner, except the Bonus Match Rider which has an annual charge of $25. The Company will deduct the monthly rider charge from the Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8. If you elect Annuity Option 5 or 6, the Company will deduct the monthly rider charge for the life of the Contract. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. Total rider charges cannot exceed 1.55% of Contract Value for riders elected prior to February 1, 2010 (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).
As noted in the table, certain riders are no longer available for purchase. For more information on these riders, please see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and Appendix C – Riders Available for Purchase Only Prior to July 1, 2012.
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Optional Rider Expenses (as a percentage of Contract Value)[1]
	Annual Rider Charge
Riders Available for Purchase with the Contract
4% Extra Credit Rider[2]	0.55%
Riders Available for Purchase ONLY Prior to July 1, 2012
Annual Stepped Up Death Benefit Rider	0.20%
Waiver of Withdrawal Charge Rider	0.05%
Alternate Withdrawal Charge Rider (0-Year)	0.70%
Alternate Withdrawal Charge Rider (4-Year)[3]	0.55%
Waiver of Withdrawal Charge Rider—15 Years or Disability	0.05%
Riders Available For Purchase ONLY Prior To February 1, 2010
3% Guaranteed Minimum Income Benefit Rider	0.15%
5% Guaranteed Minimum Income Benefit Rider	0.30%
3% Guaranteed Growth Death Benefit Rider	0.10%
5% Guaranteed Growth Death Benefit Rider	0.20%
6% Guaranteed Growth Death Benefit Rider[4]	0.25%
7% Guaranteed Growth Death Benefit Rider[4]	0.30%
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.25%
Enhanced Death Benefit Rider	0.25%
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider, and Guaranteed Growth Death Benefit Rider	0.40%
	Maximum	Current
Guaranteed Minimum Withdrawal Benefit Rider[5]	1.10%	0.45%
Total Protection Rider[6]	1.45%	0.85%
3% Extra Credit Rider[2]	0.40%
5% Extra Credit Rider[2]	0.70%
Waiver of Withdrawal Charge Rider—10 Years or Disability	0.10%
Waiver of Withdrawal Charge Rider—Hardship	0.15%
Waiver of Withdrawal Charge Rider—5 Years and Age 59½	0.20%
Bonus Match Rider	$25[7]
*
Charges for these riders will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1
If you purchase any optional riders, the charge will be calculated as a percentage of Contract Value and deducted from your Contract Value.
2
The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
3
If the 4-Year Alternate Withdrawal Charge Rider was not approved in a state, a 3-Year Alternate Withdrawal Charge Rider was available for a charge of 0.40%. See “Alternate Withdrawal Charge” in Appendix C – Riders Available for Purchase Only Prior to July 1, 2012.
4
Not available to Texas residents.
5
The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit
Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal
Benefit” and “Total Protection” in Appendix B – Available for Purchase Only Prior to February 1, 2010. The current charge for each such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).
6
The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix B – Riders
Available Only Prior to February 1, 2010. The current charge for such rider is used in calculating the maximum rider charge of 1.55% (1.00%
if you select a 0-Year Alternate Withdrawal Charge Rider).
7
The Company will deduct a charge of $25 on each anniversary of the rider’s date of issue; provided that the rider is in effect on that date and your Contract Value is less than $10,000. If you surrender your Contract prior to the Contract anniversary in any Contract Year, the
Company will not deduct any applicable rider charge for that Contract Year. The Company waives the rider charge if Contract Value is
$10,000 or more on the date the charge is to be deducted.

22

Teacher Retirement System of Texas – Limits on Optional Riders — If you: (1) purchase the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) are an employee of a school district or an open-enrollment charter school; and (3) are a member of the Teacher Retirement System of Texas, you may not select the Extra Credit at 4% rider.
Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.
The Contract is available to an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408, or 408A of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Your Contract may permit you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, a guaranteed minimum withdrawal benefit rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both
23

absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $25. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Owner’s account to government regulators. In addition, the Company may be required to block the Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts and/or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account (if available).
24

You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and/or the Fixed Account in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Invesco V.I. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts as of the date of this Prospectus, and the effective date on which the Subaccounts were closed.
Closed Subaccounts	Effective Date
ClearBridge Small Cap Growth	June 30, 2014
Fidelity® Advisor International Capital Appreciation	December 31, 2004
Fidelity® Advisor Stock Selector Mid Cap	July 31, 2004
Invesco Developing Markets	May 24, 2019
Invesco Small Cap Growth	July 8, 2011
North Square Spectrum Alpha	April 8, 2020
Northern Large Cap Core	January 9, 2015
PGIM Jennison Small Company	November 23, 2007
PGIM Quant Solutions Small-Cap Value	April 29, 2016
Victory RS Partners	March 25, 2011
In the event that we receive a request on or after the effective date to allocate to any of the Closed Subaccounts, we will handle those transactions as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Invesco V.I. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
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•
The Fidelity® Advisor Stock Selector Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004. If you purchased a Contract prior to that date, you may continue to allocate Purchase Payments and transfer Contract Value to this Subaccount. If you purchased your Contract on or after July 31, 2004, you may not allocate Purchase Payments or transfer Contract Value to the Fidelity® Advisor Stock Selector Mid Cap Subaccount.
•
If you had Contract Value allocated to the Invesco Developing Markets Subaccount on May 24, 2019, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Invesco Developing Markets Subaccount pursuant to an Automatic Allocation Program will remain in effect.
•
The PGIM Jennison Small Company Subaccount is available only If you purchased your Contract prior to November 23, 2007. If you purchased a Contract prior to that date, you may continue to allocate Purchase Payments and transfer Contract Value to this Subaccount. If you purchased your Contract on or after November 23, 2007, you may not allocate Purchase Payments or transfer Contract Value to the PGIM Jennison Small Company Subaccount.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least one month if transfers were made on a monthly basis, or one quarter if transfers were made on a quarterly, semiannual or annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
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You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under “Transfers and Withdrawals from the Fixed Account.”
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer or, in the case of a new Contract, will allocate the initial Purchase Payment among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation Option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $25, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the close of a Valuation Date (normally 3:00 p.m. Central Time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
You may also transfer Contract Value to the Fixed Account provided that the Fixed Account is available under your Contract. Transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.” The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Invesco V.I. Government Money Market Subaccount. In addition, transfers are subject to the frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s), and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
27

Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•
the total dollar amount being transferred;
•
the number of transfers you made within a period of time;
•
transfers to and from (or from and to) the same Subaccount;
•
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
There is a risk that some Owners and Participants may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000 with the exception of the T. Rowe Price Subaccounts, which have no dollar threshold. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the Guggenheim SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
Allspring Growth, Allspring Large Cap Core, Allspring Opportunity, Allspring Small Company Value	30 days
American Century Diversified Bond, American Century Equity Income, American Century
Heritage, American Century International Bond, American Century International Growth,
American Century Select, American Century Strategic Allocation: Aggressive, American
Century Strategic Allocation: Conservative, American Century Strategic Allocation:
Moderate, American Century Ultra®
30 days
AMG Managers River Road Mid Cap Value	30 days
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Subaccount	Transfer Block Restriction (# of Calendar Days)
Baron Asset	90 days
BlackRock® Advantage Small Cap Growth, BlackRock® Equity Dividend, BlackRock® Global Allocation, BlackRock® International Dividend	30 days
BNY Mellon Appreciation, BNY Mellon Dynamic Value, BNY Mellon Opportunistic Midcap Value	60 days
Calamos® Growth and Income, Calamos® High Income Opportunities	30 days
Delaware Ivy Asset Strategy	60 days
Federated Hermes Corporate Bond	30 days
Fidelity® Advisor Dividend Growth, Fidelity® Advisor Leveraged Company Stock, Fidelity®
Advisor New Insights, Fidelity® Advisor Real Estate, Fidelity® Advisor Stock Selector Mid
Cap[1], Fidelity® Advisor Value Strategies
60 days
Goldman Sachs Emerging Markets Equity, Goldman Sachs Government Income	30 days
Guggenheim Alpha Opportunity, Guggenheim Floating Rate Strategies, Guggenheim High
Yield, Guggenheim Large Cap Value, Guggenheim Long Short Equity, Guggenheim Macro
Opportunities, Guggenheim Managed Futures Strategy, Guggenheim MultiHedge
Strategies, Guggenheim Small Cap Value, Guggenheim SMid Cap Value Guggenheim
StylePlus Large Core, Guggenheim StylePlus Mid Growth, Guggenheim Total Return
Bond, Guggenheim Core Bond, Guggenheim World Equity Income
30 days
Invesco American Franchise, Invesco Comstock, Invesco Energy, Invesco Equity and
Income, Invesco Developing Markets, Invesco Discovery, Invesco Discovery Mid Cap
Growth, Invesco Global, Invesco Gold & Special Minerals, Invesco Main Street Mid Cap,
Invesco Technology, Invesco Value Opportunities
30 days
Invesco V.I. Government Money Market	Unlimited
Janus Henderson Mid Cap Value, Janus Henderson Overseas	30 days
Janus Henderson U.S. Managed Volatility	90 days
Neuberger Berman Large Cap Value, Neuberger Berman Sustainable Equity	30 days
Northern Global Tactical Asset Allocation, Northern Large Cap Value	60 days
PGIM Jennison Focused Growth, PGIM Jennison Mid-Cap Growth, PGIM Jennison Natural Resources, PGIM Jennison Small Company[2]	30 days
PIMCO All Asset, PIMCO CommodityRealReturn Strategy, PIMCO Emerging Markets
Bond, PIMCO International Bond (U.S. Dollar-Hedged), PIMCO Low Duration, PIMCO Real
Return, PIMCO StocksPLUS® Small Fund, PIMCO Total Return
30 days
Pioneer Strategic Income	30 days
Royce Opportunity, Royce Small-Cap Value	30 days
T. Rowe Price Capital Appreciation, T. Rowe Price Growth Stock, T. Rowe Price Retirement
2010, T. Rowe Price Retirement 2015, T. Rowe Price Retirement 2020, T. Rowe Price
Retirement 2025, T. Rowe Price Retirement 2030, T. Rowe Price Retirement 2035, T. Rowe
Price Retirement 2040, T. Rowe Price Retirement 2045, T. Rowe Price Retirement 2050, T.
Rowe Price Retirement 2055, T. Rowe Price Retirement Balanced
30 days
Victory RS Science and Technology, Victory RS Value	30 days
Virtus Ceredex Mid Cap Value Equity	30 days
1
You may transfer Contract Value to the Fidelity® Advisor Stock Selector Mid Cap Subaccount only if you purchased your Contract prior to July
31, 2004.
2
You may transfer Contract Value to the PGIM Jennison Small Company Subaccount only if you purchased your Contract prior to November
23, 2007.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has
29

adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners and Participants, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners and Participants who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner or Participant in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner or Participant, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Owners and Participants seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners and Participants determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners and Participants without special arrangement, waiver, or exception, aside from allocations to the Invesco V.I. Government Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Invesco V.I. Government Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Owners and Participants bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying
30

Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and Participants and, as a result, the Company will inadvertently treat those Owners and Participants differently than Owners and Participants it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners and Participants may be treated differently than others. Consequently, there is a risk that some Owners and Participants may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
•
Investment performance of the Subaccounts to which you have allocated Contract Value,
•
Interest credited to the Fixed Account,
•
Payment of Purchase Payments,
•
The amount of any outstanding Contract Debt,
•
Full and partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), and
•
Charges assessed in connection with the Contract, including charges for any optional Riders selected.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements Bonus Amounts and Additional Amounts, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as loans, full or partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any applicable requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding
31

Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.75%, (5) the administration charge under the Contract of 0.15%, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 0.75% and the administration charge of 0.15% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge, the charge for Certain Waivers of the Withdrawal Charge (if applicable), and the charge for any optional riders (the “Excess Charge”) on a monthly basis. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us prior to any announced closing of regular trading on the NYSE (the “cut-off time”) to be processed on the current Valuation Date. The NYSE normally closes at 3:00 p.m. Central time so financial transactions normally must be received prior to that time. Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including systematic withdrawals and withdrawals to pay investment advisory fees, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals and withdrawals to pay investment advisory fees) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and the written consent of any effective assignee or irrevocable beneficiary, if applicable).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments, Bonus Amounts, and/or Additional Amounts that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.” If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.” The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, and national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all
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or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, any premium tax charge, and a percentage of any Credit Enhancements that have not yet vested. See “Premium Tax Charge” and “Extra Credit.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
If a partial withdrawal (other than a systematic withdrawal or a withdrawal to pay investment advisory fees) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. No surrender charges will be assessed on a withdrawal to pay advisory fees and the deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce death benefits and any guaranteed benefit values, perhaps significantly. Subject to certain conditions, such deductions will not reduce the Guaranteed Lifetime Withdrawal Benefit Rider values. See Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and “Charges and Deductions – Deduction of Advisory Fees.” However, such deductions will still result in a reduction in your Contract Value, which could reduce death benefits and reduce the potential for increases in any guaranteed benefits under the Guaranteed Lifetime Withdrawal Benefit Rider. See “Benefits Under the Contract – Optional Riders.”
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or
33

the Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charges and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you, as of the Valuation Date on which the Company receives your Contract, Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements and/or Bonus Amounts if the Extra Credit Rider Bonus Match Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we received your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements and/or Bonus Amounts. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Amounts from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancements); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Amounts.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, and any Joint Annuitant as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be calculated as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
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The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts and/or Additional Amounts if the Extra Credit Rider and/or Bonus Match Rider were in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death).
If any Owner was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.
If you purchased one of the optional riders that provides an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of the Guaranteed Growth Death Benefit; Combined Annual Stepped Up and Guaranteed Growth Death Benefit; Enhanced Death Benefit; Combined Enhanced Death Benefit and Annual Stepped Up Death Benefit; Combined Enhanced Death Benefit and Guaranteed Growth Death Benefit; Combined Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit; and Total Protection riders in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010, as well as the discussion of the Annual Stepped Up Death Benefit in Appendix C – Riders Available for Purchase Only Prior to July 1, 2012. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. No Credit Enhancements will be recaptured from the Death Benefit that are attributable to amounts allocated to the Fixed Account.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Participant has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner’s death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing or other approved means at our Administrative Office.
Example of the Standard Death Benefit. Assume:
(i)
The initial Purchase Payment is $100,000
(ii)
The Owner takes one withdrawal of $10,000 over the life of the Contract
(iii)
At the time of the Owner’s death, the Contract Value is $89,000
(iv)
There is no outstanding Contract Debt and no unvested Credit Enhancements at the time of the Owner’s death
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If the Owner was 80 years old or younger on the Contract Date, the standard death benefit is the greater of the Contract Value or total Purchase Payments less any withdrawals (including withdrawal charges). The Contract Value is $89,000, and the amount of total Purchase Payments less withdrawals and withdrawal charges is $90,000. Thus, the death benefit is $90,000.
If the Owner was 81 years or older on the Contract Date, the standard death benefit is the Contract Value, which is $89,000.
Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)
The Contract Value grows at an annual rate of 3%.
(iii)
An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
Distribution Requirements — For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic
36

partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Please note that any death benefit we may pay that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available or have previously been offered. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts and the Fixed Account, if available.	There is no charge for this option.
•The minimum amount that may be transferred to any one
Subaccount is $25.00.
•The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
•Transfers can be made for a fixed period of time, until the total amount elected has been transferred, or until the Contract Value in the Subaccount from which transfers are made has been depleted.
•After termination of the Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	•The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
Standard Death Benefit – Contract Issue Age 81 and Older	Provides a death benefit equal to the Contract Value.	There is no charge for this benefit.
•The death benefit is reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax.
•The Contract Value will be reduced by any Credit Enhancements applied during the 12 month period prior to the Owner’s death.

Standard Death Benefit – Contract Issue Age 80 and Younger	Provides a death benefit equal to the greater of all Purchase Payments less any withdrawals, including withdrawal charges, or Contract Value.	There is no charge for this option.
•The death benefit will be reduced by any outstanding Contract
Debt, any pro rata account administration charge and any
uncollected premium tax.
•Purchase Payments do not include any Credit Enhancements
and/or Bonus Credits.
•The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Systematic Withdrawals	Allows you to set up an automatic payment of up to 10% of your total Purchase Payments each year.	There is no charge for this option.	•Each payment must be at least $100 (unless we consent otherwise). •In the first Contract Year, only monthly or quarterly payments are allowed. •Withdrawals may be subject to income tax and penalties.
37

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Waiver of Withdrawal Charge – 10 Years or Disability (Contracts issued after July 1, 2012)	Provides a waiver of any withdrawal charge if at the time of withdrawal: (1) the Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Values; or (2) the Owner has become totally and permanently disabled after the Contract Date and prior to age 65.	0.25%
•This waiver is not optional for Contracts issued after July 1, 2012, and the Company will assess a monthly charge for this waiver on all Contracts issued on or after July 1, 2012 whether or not the
Owner exercises the waiver or complies with its terms.
•Effective as of the date of the first withdrawal under the terms of this rider, no additional Purchase Payments may be made to the
Contract.

Optional Benefits Currently Available
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
4% Extra Credit	Provides a Credit Enhancement equal to 4% of Purchase Payments made in the first Contract Year.	0.55%
•Credit Enhancements are only applied to Purchase Payments
received in the first Contract Year. If Purchase Payments are made in subsequent Contract Years, the charge for this benefit will increase proportionately in relation to those Purchase Payments and no additional Credit Enhancement will be applied.
•You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•Credit Enhancements are not fully vested until the seventh Contract anniversary. Until that date, all or a portion of the Credit
Enhancement(s) will be forfeited under certain circumstances.
•Available if the Owner is age 80 or younger on the Contract Date.
•Available at Contract issue only.

Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions / Limitations
Guaranteed Growth Death Benefit
Provides an enhanced death
benefit equal to the Purchase
Payments and any Credit
Enhancements and/or Bonus
Credits, less premium tax and
any withdrawals, increased at an
annual effective rate of interest
(which you elect when you
purchase the benefit) adjusted for
withdrawals.
3%: 0.10%
•The death benefit is no longer subject to increase following the
Contract anniversary after your 80th birthday.
•6% and 7% not available to Texas residents.
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If you elect the Guaranteed Growth Death Benefit at 5%, 6% or
7%, the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market
Subaccount, the Fixed Account, and the Loan Account.
•The death benefit may not exceed an amount equal to 200% of
Purchase Payments (not including any Credit Enhancements
and/or Bonus Credits).
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the
Valuation Date such proof of death and instructions are received by the Company.
•Certain withdrawals could significantly reduce or even terminate the benefit.
•Available if the Owner was age 79 or younger on the Contract
Date.

5%: 0.20%
6%: 0.25%
7%: 0.30%
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Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions / Limitations
Enhanced Death Benefit	Provides an enhanced death benefit equal to the greater of (1) Purchase Payments (less any withdrawals, including withdrawal charges) or (2) your Contract Value increased by an amount based on a percentage of your Contract gains or adjusted Purchase Payments.	0.25%
•The enhanced death benefit amount is calculated using a lower percentage for Contract issue age 70 or older.
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the
Valuation Date such proof of death and instructions are received by the Company.
•Available if the Owner was age 79 or younger on the Contract
Date.
•Certain withdrawals could significantly reduce or even terminate the benefit.

Guaranteed Minimum Withdrawal Benefit
Permits you to withdraw up to a
specified amount each Contract
Year, regardless of the
performance of your Contract
Value, until the Remaining Benefit
Amount is reduced to $0. You
may periodically increase the
Benefit Amount through resets.
		Current: 0.45% Max: 1.10%[1]
•You are only eligible to reset the remaining Benefit Amount every five years.
•The rider charge may be increased in the event that you elect a reset.
•While rider is in effect, we reserve right to restrict subsequent
Purchase Payments.
•Certain withdrawals could significantly reduce or even terminate the benefit.
•Available only if the Owner and Annuitant were age 85 or younger on the rider purchase date.

Guaranteed Minimum Income Benefit (3% or 5%)	Provides a minimum amount (“Minimum Income Benefit”), based on a 3% or 5% crediting rate, for the purchase of a fixed Annuity only.	3%: 0.15%
•You may only apply the Minimum Income Benefit to purchase
certain fixed Annuity options.
•You may not exercise this benefit or convert it to an income stream until your 10th Contract anniversary or later.
•If you elected the benefit at 5%, the Company credits a maximum rate of 4% for amounts allocated to the Invesco V.I. Government
Money Market, the Fixed Account, and the Loan Account.
•Certain withdrawals could significantly reduce or even terminate the benefit.
•Available only if the Owner was age 79 or younger on the Contract
Date.

		5%: 0.30%
Extra Credit (3% or 5%)	Provides a Credit Enhancement equal to 3% or 5% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	3%: 0.40%
•Credit Enhancements are only applied to Purchase Payments
received in the first Contract Year.
•You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•Credit Enhancements are subject to recapture under certain
circumstances.
•Available only at Contract issue if the Owner was age 80 or younger.

		5%: 0.70%
Combined Annual Stepped Up and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) all Purchase Payments (not including any Credit Enhancements), (2) the Contract Value, (3) the Annual Stepped Up Death Benefit, or (4) the Guaranteed Growth Death Benefit at 5%.	0.25%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the
Valuation Date such proof of death and instructions are received by the Company.
•Available if the Owner was age 79 or younger on the Contract
Date.
•Certain withdrawals could significantly reduce or even terminate the benefits.
•See Annual Stepped Up Death Benefit and Guaranteed Growth
Death Benefit above.

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Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions / Limitations
Combined Enhanced and Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) all Purchase Payments (not including any Credit Enhancements), (2) the Contract Value plus the Enhanced Death Benefit, or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit.	0.35%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the
Valuation Date such proof of death and instructions are received by the Company.
•Available if the Owner was age 79 or younger at on the rider issue date.
•Certain withdrawals could significantly reduce or even terminate the benefits.
•See Enhanced Death Benefit and Annual Stepped Up Death
Benefit above.

Combined Enhanced and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) all Purchase Payments (not including any Credit Enhancements), (2) the Contract Value plus the Enhanced Death Benefit, or (3) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit.	0.35%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the
Valuation Date such proof of death and instructions are received by the Company.
•Available if the Owner was age 79 or younger on the rider issue date.
•Certain withdrawals could significantly reduce or even terminate the benefits.
•See Enhanced Death Benefit and Guaranteed Growth Death
Benefit above.

Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) all Purchase Payments (not including any Credit Enhancements), (2) the Contract Value plus the Enhanced Death Benefit, (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit, or (4) the Guaranteed Growth Death Benefit at 5% plus the Enhanced Death Benefit.	0.40%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the
Valuation Date such proof of death and instructions are received by the Company.
•Available if the Owner was age 79 or younger on the rider issue date.
•Certain withdrawals could significantly reduce or even terminate the benefits.
•See also Enhanced Death Benefit, Annual Stepped Up Death
Benefit, and Guaranteed Growth Death Benefit above.

40

Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions / Limitations
Total Protection
Provides (1) a Guaranteed
Growth Death Benefit at 5%, (2)
the Guaranteed Minimum
Withdrawal Benefit with an
Annual Withdrawal Amount of 5%
and a Benefit Amount of 100%,
and (3) a Guaranteed Minimum
Accumulation Benefit, which
provides a guaranteed minimum
Contract Value at the end of ten
years.
		Current: 0.85%
•The Guaranteed Minimum Accumulation Benefit will terminate 10 years after the rider purchase date if no reset is elected.
•The Guaranteed Growth Death Benefit is reduced by any Annual
Withdrawal Amount and is reduced proportionately by any
withdrawal that exceeds the Annual Withdrawal Amount for a
Contract Year.
•Five years after the rider purchase date, under certain
circumstances, you may elect to reset the Remaining Benefit
Amount, the Guaranteed Growth Death Benefit, and the
Guaranteed Minimum Accumulation Benefit.
•While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments.
•Available if each Annuitant and Owner was age 79 or younger on the rider issue date.
•Certain withdrawals could significantly reduce or even terminate the benefits.
•See also Guaranteed Growth Death Benefit and the Guaranteed
Minimum Withdrawal Benefit above.

		Max: 1.45%[2]
Waiver of Withdrawal Charge – 10 Years or Disability (Contracts issued before July 1, 2012)	Provides a waiver of any withdrawal charge if at the time of withdrawal: (1) the Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or (2) the Owner has become totally and permanently disabled after the Contract Date and prior to age 65.	0.10%	•Effective as of the date of the first withdrawal under the terms of this rider, no additional Purchase Payments may be made to the Contract.
Waiver of Withdrawal Charge Rider – Hardship	Provides a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code.	0.15%	•Effective as of the date of the first withdrawal under the terms of this rider, no additional Purchase Payments may be made to the Contract. •The Company may require satisfactory proof of hardship.
Waiver of Withdrawal Charge Rider – 5 Years and Age 59½	Provides a waiver of any withdrawal charge if at the time of withdrawal: (1) the Owner is age 59½ or older; and (2) the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years.	0.20%	Effective as of the date of the first withdrawal under the terms of this rider, no additional Purchase Payments may be made to the Contract.
Bonus Match Rider	Provides a Bonus Amount to your Contract Value during the “Bonus Match Period.”	$25
•Available only in connection with Contracts qualified under 403(b).
•The Bonus Amount apples only to the first $10,000 in salary deduction Purchase Payments in any Contract Year.
•The Company reserves the right to terminate the rider at any time after the fifth anniversary of the rider’s issue.
•The Company waives the rider charge if Contract Value is $10,000 or more on the date the charge is to be deducted.

41

Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions / Limitations
Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (excluding Credit Enhancements and Bonus Credits and less any withdrawals and withdrawal charges, (2) the Contract Value, or (3) the Stepped Up Death Benefit.	0.20%
•We will recapture any Credit Enhancements, if applicable, during the 12 months preceding the Owner’s date of death.
•The death benefit is no longer eligible to “step up” on any Contract anniversary following your 81st birthday.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value as of the
Valuation Date such proof of death and instructions are received by the Company.
•Available if the Owner was 79 or younger
•Available at Contract issue only.
•The benefit will terminate at the Annuity Start Date.
•The death benefit will be reduced by any outstanding Contract
Debt, pro rata account administration charge, and premium tax.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Waiver of Withdrawal Charge	Provides a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65, (2) confinement to a nursing home, or (3) terminal illness.	0.05%
•Subject to a written physician’s statement acceptable to the
Company or a certified Social Security finding of disability.
•We will recapture any Credit Enhancements credited during the 12 months preceding any withdrawal.
•You will receive no benefit from the disability portion of this rider
(and the rider charge will remain the same) if your purchase this
Contract with this rider after age 65.
•The benefit differs and is not available in certain states.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

Alternate Withdrawal Charge Rider (0-Year)	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s seven year withdrawal charge schedule.	0.70%
•We may recapture any Credit Enhancement in the event of a full or partial withdrawal.
•Available only at Contract issue.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.
•This rider may provide a benefit only if a withdrawal is taken in the five to seven Contract Years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the 7-year schedule.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

Alternate Withdrawal Charge Rider (4-Year)	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s seven year withdrawal charge schedule.	0.55%
•We may recapture any Credit Enhancement in the event of a full or partial withdrawal.
•If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a particular state, the 3-Year Withdrawal Charge Rider is available for a fee or 0.40%.
•Available only at Contract issue.

Waiver of Withdrawal Charge Rider – 15 Years or Disability	Provides a waiver of any withdrawal charge if at the time of withdrawal (1) the Contract has been in force for 15 or more Contract Years; or (2) the Owner has become totally and permanently disabled after the Contract Date and prior to age 65.	0.05%	•Effective as of the date of the first withdrawal under the terms of this rider, no additional Purchase Payments may be made to the Contract.
42

Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions / Limitations
1
The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. The current charge for such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).
2
The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix B – Riders No Longer
Available – Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 1.55% of Contract Value (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).

Optional Riders — Upon your application for the Contract, you may select the Extra Credit at 4% Rider. The Company makes this rider available only at issue. You cannot change or cancel the rider after it is issued. The Extra Credit at 4% rider is available in every state.
For information on riders that are no longer available for purchase, please see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and Appendix C – Riders Available for Purchase Only Prior to July 1, 2012.
Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Extra Credit — For an additional charge, as reflected in the Fee Table, this rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. If you elect this rider, the Fixed Account is not available as an investment option under the Contract. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Prior to February 1, 2010, a Credit Enhancement of 3% or 5% was also available for election. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment.
This rider is available only if the age of the Owner on the Contract Date is age 80 or younger at issue. If you elect this rider, you may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.
Example of the Credit Enhancement Applied to Initial and Subsequent Purchase Payments. Assume:
(i)
The Owner purchased the Contract with the 4% Extra Credit Rider.
(ii)
The initial Purchase Payment is $100,000.
The amount of the Credit Enhancement added to the Contract Value would be $4,000 ($100,000 x 4%). Thus, the Contract Value at issue would be $104,000.
Six months later the Owner makes a Purchase Payment of $50,000. The additional Purchase Payment will increase the Contract Value by $52,000, the amount of the $50,000 Purchase Payment plus $2,000 ($50,000 x 4%).
In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each Contract Date anniversary and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:
1.
The amount of the withdrawal, including any applicable withdrawal charges, premium taxes and/or forfeited Credit Enhancements, less the free withdrawal amount, by
2.
The Contract Value immediately prior to the withdrawal.
The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the free withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements made during the
43

year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser.
The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. In addition, if you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See “Waiver of Withdrawal Charge.” Death benefit proceeds may exclude all or part of any Credit Enhancements. See “Death Benefit” and the discussions of the death benefit riders.
Example of Credit Enhancement Vesting and Recapture upon Withdrawal in Excess of the Free Withdrawal Amount. Assume:
(i)
The Owner purchased the Contract with the 4% Extra Credit Rider.
(ii)
The initial Purchase Payment is $175,000.
The amount of the Credit Enhancement added to the Contract Value would be $7,000 ($175,000 x 4%). Thus, the Contract Value at issue would be $182,000.
An amount equal to 1/7 of the Credit Enhancement vests each Contract anniversary, and the Credit Enhancement is fully vested seven years from the date the Contract was issued. Assuming no withdrawals in excess of the free withdrawal amount are taken during the first seven Contract Years, the table below shows how the $7,000 Credit Enhancement vests each year:
Beginning of Contract Year	Vested Credit Enhancement	Unvested Credit Enhancement
1	$0.00	$7,000
2	$1,000	$6,000
3	$2,000	$5,000
4	$3,000	$4,000
5	$4,000	$3,000
6	$5,000	$2,000
7	$6,000	$1,000
8	$7,000	$0.00
Due to negative market performance, in Contract Year 3, the Contract Value is $100,000, and the free withdrawal amount is $10,000. The Owner requests a withdrawal of $20,000, $10,000 more than the free withdrawal amount. The Credit Enhancement recapture is calculated as follows:
(Withdrawal Amount – Free Withdrawal Amount)	x	Unvested Credit Enhancement
(Contract Value Prior to Withdrawal – Unvested Credit Enhancement)
($20,000 - $10,000)	x	$5,000	=	$526.32
($100,000 - $5,000)
The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider may make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will increase in correlation to Purchase Payments and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.
If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less or if you make
44

additional Purchase Payments after the first Contract Year, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.
Interest Rate	Rate of Return (net of expenses)
3%*	-5.00%
4%	-1.50%
5%*	0.80%
* Effective February 1, 2010, the 3% and 5% Credit Enhancements are no longer available for election with the Extra Credit Rider.
The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.
Prior to May 1, 2010, on a non-discriminatory basis the Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchanged their current contract for this Contract and paid a withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer’s initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer’s exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her right to return the Contract during the Free-Look period and was subject to a withdrawal charge.
Riders Available for Purchase Only Prior to February 1, 2010 or July 1, 2012 — A number of other riders previously offered with the Contract are no longer available for purchase. Please refer to Appendix B – Riders No Longer Available – Available For Purchase Only Prior to February 1, 2010 and Appendix C – Riders Available For Purchase Only Prior to July 1, 2012 for descriptions of these riders.
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract anniversary and may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt, and for Annuity Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.
The Contract currently provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and
45

8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity. In the case of Annuity Option 7, the annuity rate is determined without reference to the age or sex of the Annuitant and is based upon the assumed interest rate. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals or withdrawals to pay investment advisory fees), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.
The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
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Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% in lieu of the rate described above.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% in lieu of the rate described above.
Option 5 — Payments for a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge, the charge for Certain Waivers of the Withdrawal Charge (if applicable), and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge, the charge for Certain Waivers of the Withdrawal Charge (if applicable), and pro rata account administration charge from Contract Value if you elect this option.
Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant
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during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an “assumed interest rate” of 3.5%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular Qualified Plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 72. In addition, under a Qualified Plan, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option.
The Fixed Account

The Fixed Account is not available in all states. If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts
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allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts we guarantee in connection with the Fixed Account are subject to our financial strength and claims-paying ability.
Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum rate (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any), in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account. The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.
Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.
For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”
If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.
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Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
Contract Charges — Premium taxes, if any, and the account administration, optional rider and withdrawal charges, as well as the charge for Certain Waivers of the Withdrawal Charge, will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, the charge for Certain Waivers of the Withdrawal Charge and any optional rider charges are deducted from current interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and other operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.
The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $25 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See “Transfers of Contract Value.”
If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next anniversary that corresponds to the period selected in establishing the option.
You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”
Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Nonnatural Persons.” See “Federal Tax Matters.”
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Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
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During which the NYSE is closed other than customary weekend and holiday closings,
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During which trading on the NYSE is restricted as determined by the SEC,
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During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
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For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Invesco V.I. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Invesco V.I. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally,
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denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts (such as Russia’s invasion of the Ukraine and the resulting response by the United States and other countries).
Cyber-attacks and other disruptive events including, but not limited to, natural disasters, public health crises (like COVID-19), and geopolitical disputes and military actions that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In the event of such a disruption, although our employees and the employees of our third-party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in processing Contract transactions, including the processing of orders from Owners. For more information on the risks associated with owning the Contract, see “Principal Risks of Investing in the Contract.”
Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. Whether you can borrow money will depend on the terms of your Employer’s 403(b) plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000 ($500 for Contracts issued in New Jersey). The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA)). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value. Two new loans are permitted each Contract Year but only one loan can be outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we are only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer’s Plan or program for any additional loan restrictions.
Upon receipt by the Company of a written loan application and agreement and subject to the Company’s approval (which approval or disapproval may be postponed for up to six months after receipt of the loan application), Contract Value in an amount equal to the loan amount is withdrawn from the Subaccounts and/or the Fixed Account proportionately as it is currently invested in the Subaccounts and/or the Fixed Account and transferred into an account called the “Loan Account,” which is an account within the Fixed Account. Amounts allocated to the Loan Account earn 3.0% on an annual basis.
Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but once a loan has been issued, the Company will not change the loan interest rate. The loan interest amount will never be greater than an amount equal to 5.75% plus the 0.25% charge for Certain Waivers of the Withdrawal Charge (if applicable) and the total charges for riders you have selected. For example, if you select the Extra Credit at 4% Rider with an annual charge of 0.55%, the loan interest rate is guaranteed not to exceed 6.55% (5.75% + 0.25% + 0.55%). Because the Contract Value
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maintained in the Loan Account (which will earn 3.0% on an annual basis) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the interest rate credited. Thus, the highest net cost of a loan you may be charged is 2.75%, plus the 0.25% charge for Certain Waivers of the Withdrawal Charge (if applicable) and the amount of any applicable rider charges. We are not responsible for determining whether this interest rate is “reasonable” as required by ERISA for loans under ERISA covered 403(b) plans.
Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. There is no required minimum payment. All loan payments must be repaid through automatic bank draft. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.
If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contract Owner attains age 59½. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. The Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.
While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. The Contract Value at surrender and the death proceeds payable will be reduced by the amount of any outstanding Contract Debt plus accrued interest. Loans, therefore, can affect the Contract Value and benefits linked to the Contract Value, whether or not the loan is repaid. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Internal Revenue Code.
In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance. You should consult with your tax advisor on the effect of a loan.
Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of
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amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Generally, a Qualified Plan under Code sections 401(a), 403(b) or 457 may not permit the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with one of these Qualified Plans, you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”
Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract. In addition, we may assess a different withdrawal charge on Contracts issued to Participants in the Texas Optional Retirement Program. See “Contingent Deferred Sales Charge.”
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which are Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
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Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the Participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner’s Beneficiary designation or elected payment option may not be enforceable.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the plan or subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
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Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 72 (70½ if the employee reached age 70½ before January 1, 2020) or retires (“required beginning date”). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 72 (70½ if the employee reached age 70½ before January 1, 2020). Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Employees and Beneficiaries should consult a tax adviser if they may be affected by these changes.
If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to the Contract in most states.
Unlike regular or “traditional” 403(b) contributions, which are made on a pre tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the
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contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.
Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of (i) $6,000 (for 2022) or (ii) 100% of the individual’s taxable compensation (for 2022).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($109,000 to $129,000 for a married couple filing a joint return and $68,000 to $78,000 for a single taxpayer in 2022). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $204,000 to $214,000 (for 2022). Non-deductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the contract owner reaches age 72 (70½ if the owner reached age 70½ before January 1, 2020)—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $129,000 to $144,000 in adjusted gross income for 2022 ($204,000 to $214,000 for married filing joint
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returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12-month period. The 12-month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12-month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; or (x) made in connection with the birth or adoption of a child, in limited circumstances.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay
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health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the Participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional Contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
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Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable
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investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract are available online at https://dfinview.com/SecurityBenefit/TAHD/814121471?site=PSBL and you will be notified by mail each time a report is posted. You may elect to receive any or all future reports in paper free of charge. You can inform the Company that you wish to receive a paper copy of a report, or to receive paper copies of all of your future shareholder reports, by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract"
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which
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might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract, including any material state variations. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Legal Matters — Chris Swickard, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2021, 2020, and 2019, the commission amounts paid to SDL in connection with all Contracts sold through the Separate Account were $1,910,032, $1,348,138, and $2,274,574, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of the commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners of the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
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Compensation Paid to All Selling Broker-Dealers. The Company pays compensation as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 6.0% annually of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/or 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, in compliance with applicable regulatory requirements.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2021 in connection with the sale of its variable annuity contracts: ACA/Prudent Investors Plan Corp; Cetera Advisor Networks, LLC; GWN Securities, Inc.; Lincoln Investment Planning, LLC; LPL Financial Corporation; OFG Financial Services, Inc.; PlanMember Securities Corporation; Royal Alliance Associates, Inc.; SagePoint Financial, Inc.; and Securities America, Inc.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636-0001 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://dfinview.com/SecurityBenefit/TAHD/814121471?site=PSBL.
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Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://dfinview.com/SecurityBenefit/TAHD/814121471?site=PSBL. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.
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APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/SecurityBenefit/TAHD/814121471?site=PSBL. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://securitybenefit.se2.com/#53&RID=9&prodID=17&prodCat=VA.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Large Cap Growth	Allspring Growth – Class A Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.16%	7.41%	24.20%	17.06%
Large Cap Blend	Allspring Large Cap Core – Class A Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.23%	30.98%	15.23%	15.12%
Mid Cap Blend	Allspring Opportunity – Class A Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.20%	24.48%	17.07%	14.54%
Small Cap Value	Allspring Small Company Value – Class A Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.35%	36.84%	10.31%	12.39%
Intermediate Term Bond	American Century Diversified Bond – Class A Adviser: American Century Investment Management, Inc.	0.85%	(1.01)%	3.17%	2.57%
Large Cap Value	American Century Equity Income – Class A Adviser: American Century Investment Management, Inc.	1.17%	16.49%	9.41%	10.79%
Mid Cap Growth	American Century Heritage – Class A Adviser: American Century Investment Management, Inc.	1.25%	10.81%	19.59%	15.37%
International Bond	American Century International Bond – Class A Adviser: American Century Investment Management, Inc.	1.05%	(7.28)%	2.35%	(0.08)%
International Equity	American Century International Growth – Class A Adviser: American Century Investment Management, Inc.	1.46%	1.93%	12.47%	9.10%
Large Cap Growth	American Century Select – Class A Adviser: American Century Investment Management, Inc.	1.24%	24.86%	22.89%	17.90%
Asset Allocation/ Lifestyle	American Century Strategic Allocation: Aggressive – Class A Adviser: American Century Investment Management, Inc.	1.58%	14.75%	12.89%	10.87%
Asset Allocation/ Lifestyle	American Century Strategic Allocation: Conservative – Class A Adviser: American Century Investment Management, Inc.	1.36%	9.10%	8.43%	6.98%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Asset Allocation/ Lifestyle	American Century Strategic Allocation: Moderate – Class A Adviser: American Century Investment Management, Inc.	1.50%	12.17%	10.91%	9.17%
Large Cap Growth	American Century Ultra® – Class A Adviser: American Century Investment Management, Inc.	1.20%	22.91%	26.62%	19.85%
Mid Cap Value	AMG River Road Mid Cap Value – Class N Adviser: AMG Funds LLC Sub-Adviser: River Road Asset Management, LLC	1.13%	31.98%	7.52%	11.43%
Mid Cap Growth	Baron Asset – Retail Class Adviser: BAMCO, Inc.	1.29%	13.93%	21.30%	17.19%
Small Cap Growth	BlackRock Advantage Small Cap Growth – Class A Adviser: BlackRock Advisors, LLC	0.96%	(2.10)%	13.56%	12.85%
Large Cap Value	BlackRock Equity Dividend – Class A Adviser: BlackRock Advisors, LLC	0.96%	20.08%	11.28%	11.59%
Global Allocation	BlackRock Global Allocation – Class A Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock (Singapore) Limited	1.14%	6.45%	9.55%	7.58%
International Equity	BlackRock International Dividend – Class A Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	1.45%	13.18%	8.94%	6.91%
Large Cap Blend	BNY Mellon Appreciation – Investor Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co.	0.88%	27.03%	20.34%	14.35%
Large Cap Value	BNY Mellon Dynamic Value – Class A Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	0.95%	33.33%	12.44%	14.05%
Mid Cap Value	BNY Mellon Opportunistic Midcap Value – Class A Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.14%	15.75%	10.69%	12.28%
Specialty	Calamos® Growth and Income – Class A Adviser: Calamos Advisors LLC	1.06%	21.11%	15.88%	11.95%
High Yield Bond	Calamos® High Income Opportunities – Class A Adviser: Calamos Advisors LLC	1.33%	6.44%	5.28%	5.09%
Small Cap Growth	ClearBridge Small Cap Growth – Class A2 Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: ClearBridge Investments, LLC	1.16%	5.46%	19.78%	16.03%
Global Allocation	Delaware Ivy Asset Strategy – Class A Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	1.11%	13.78%	11.94%	7.93%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Intermediate Term Bond	Federated Hermes Corporate Bond – Class A Adviser: Federated Investment Management Company	0.98%	0.03%	5.10%	4.82%
Large Cap Blend	Fidelity Advisor® Dividend Growth – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.07%	22.91%	12.03%	12.40%
International Equity	Fidelity Advisor® International Capital Appreciation – Class M2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	1.49%	17.34%	11.82%	9.20%
Mid Cap Blend	Fidelity Advisor® Leveraged Company Stock – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.30%	24.11%	11.31%	10.21%
Multi Cap Blend	Fidelity Advisor® New Insights – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.18%	19.66%	18.27%	15.33%
Specialty-Sector	Fidelity Advisor® Real Estate – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.31%	(10.35)%	2.10%	6.56%
Mid Cap Blend	Fidelity Advisor® Stock Selector Mid Cap – Class M2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.29%	18.33%	13.44%	12.95%
Small Cap Blend	Fidelity Advisor® Value Strategies – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.37%	27.99%	12.45%	12.86%
Emerging Markets	Goldman Sachs Emerging Markets Equity – Service Class Adviser: Goldman Sachs Asset Management, L.P.	1.60%	(2.95)%	13.08%	7.55%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Government Bond	Goldman Sachs Government Income – Service Class Adviser: Goldman Sachs Asset Management, L.P.	1.27%	(2.67)%	2.10%	1.50%
Specialty	Guggenheim Alpha Opportunity – Class A Adviser: Security Investors, LLC	1.94%	14.38%	1.33%	6.61%
Intermediate Term Bond	Guggenheim Core Bond – Class A Adviser: Security Investors, LLC	0.85%	(0.81)%	4.91%	4.76%
Floating Rate Bond	Guggenheim Floating Rate Strategies – Class A Adviser: Guggenheim Partners Investment Management, LLC	1.12%	4.84%	3.20%	4.48%
High Yield Bond	Guggenheim High Yield – Class A Adviser: Security Investors, LLC	1.07%	5.09%	4.99%	6.68%
Large Cap Value	Guggenheim Large Cap Value – Class A Adviser: Security Investors, LLC	1.47%	27.11%	10.44%	11.98%
Specialty	Guggenheim Long Short Equity – Class P Adviser: Security Investors, LLC	1.75%	23.74%	6.67%	5.89%
Specialty	Guggenheim Macro Opportunities – Class A Adviser: Guggenheim Partners Investment Management, LLC	1.47%	2.09%	3.95%	5.11%
Specialty	Guggenheim Managed Futures Strategy – Class P Adviser: Security Investors, LLC	1.96%	2.61%	2.16%	(0.50)%
Specialty	Guggenheim Multi-Hedge Strategies – Class P Adviser: Security Investors, LLC	2.32%	7.16%	3.58%	2.68%
Small Cap Value	Guggenheim Small Cap Value – Class A Adviser: Security Investors, LLC	4.07%	25.63%	6.61%	9.83%
Mid Cap Value	Guggenheim SMid Cap Value – Class A Adviser: Security Investors, LLC	1.20%	23.67%	9.85%	11.32%
Large Cap Blend	Guggenheim StylePlus Large Core – Class A Adviser: Security Investors, LLC	1.37%	28.26%	17.32%	15.45%
Mid Cap Growth	Guggenheim StylePlus Mid Growth – Class A Adviser: Security Investors, LLC	1.48%	13.53%	17.90%	15.14%
Intermediate Term Bond	Guggenheim Total Return Bond – Class A Adviser: Guggenheim Partners Investment Management, LLC	0.84%	(0.43)%	5.00%	5.35%
Global Equity	Guggenheim World Equity Income – Class A Adviser: Security Investors, LLC	1.45%	21.33%	10.29%	9.88%
Large Cap Growth	Invesco American Franchise – Class A Adviser: Invesco Advisers, Inc.	0.97%	11.85%	21.57%	17.15%
Large Cap Value	Invesco Comstock – Class A Adviser: Invesco Advisers, Inc.	0.82%	33.32%	11.37%	12.79%
Emerging Markets	Invesco Developing Markets – Class A Adviser: Invesco Advisers, Inc.	1.20%	(7.50)%	9.74%	6.19%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Mid Cap Growth	Invesco Discovery Mid Cap Growth – Class A Adviser: Invesco Advisers, Inc.	1.03%	12.33%	21.24%	16.63%
Small Cap Growth	Invesco Discovery – Class A Adviser: Invesco Advisers, Inc.	1.01%	15.61%	24.18%	18.03%
Specialty-Sector	Invesco Energy – Class A Adviser: Invesco Advisers, Inc.	1.57%	55.98%	(5.72)%	(4.16)%
Balanced/Asset Allocation	Invesco Equity and Income – Class A Adviser: Invesco Advisers, Inc.	0.78%	18.02%	9.32%	10.42%
Global Equity	Invesco Global – Class A Adviser: Invesco Advisers, Inc.	1.03%	15.36%	17.93%	14.00%
Equity Precious Metals	Invesco Gold & Special Minerals – Class A Adviser: Invesco Advisers, Inc.	1.05%	(2.87)%	14.52%	(1.01)%
Mid Cap Blend	Invesco Main Street Mid Cap – Class A Adviser: Invesco Advisers, Inc.	1.06%	23.02%	12.29%	12.63%
Small Cap Growth	Invesco Small Cap Growth – Class A2 Adviser: Invesco Advisers, Inc.	1.15%	7.33%	18.94%	16.58%
Specialty-Sector	Invesco Technology – Class A Adviser: Invesco Advisers, Inc.	1.10%	14.09%	24.69%	17.10%
Money Market	Invesco V.I. Government Money Market – Series II Adviser: Invesco Advisers, Inc.	0.59%	0.01%	0.57%	0.17%
Multi Cap Value	Invesco Value Opportunities – Class A Adviser: Invesco Advisers, Inc.	1.22%	35.59%	11.80%	11.87%
Mid Cap Value	Janus Henderson Mid Cap Value – Class S Adviser: Janus Henderson Investors US LLC	1.02%	19.14%	8.35%	9.81%
International Equity	Janus Henderson Overseas – Class S Adviser: Janus Henderson Investors US LLC	1.31%	12.73%	12.91%	5.30%
Large Cap Blend	Janus Henderson U.S. Managed Volatility – Class S Adviser: Janus Henderson Investors US LLC Sub-Adviser: Intech Investment Management LLC	1.05%	19.20%	13.74%	13.65%
Large Cap Value	Neuberger Berman Large Cap Value – Advisor Class Adviser: Neuberger Berman Investment Advisers LLC	1.15%	27.65%	14.95%	14.25%
Large Cap Blend	Neuberger Berman Sustainable Equity – Trust Class Adviser: Neuberger Berman Investment Advisers LLC	1.02%	23.18%	15.48%	14.23%
Small Cap Blend	North Square Spectrum Alpha – Class A2 Adviser: North Square Investments, LLC Sub-Adviser: NSI Retail Advisors, LLC	1.83%	22.44%	11.21%	10.08%
Balanced/Asset Allocation	Northern Global Tactical Asset Allocation – Class A Adviser: Northern Trust Investments, Inc.	0.70%	11.20%	7.93%	7.34%
Large Cap Blend	Northern Large Cap Core[2] Adviser: Northern Trust Investments, Inc.	0.57%	33.03%	16.19%	15.21%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Large Cap Value	Northern Large Cap Value Adviser: Northern Trust Investments, Inc.	0.89%	28.34%	11.02%	12.21%
Large Growth	PGIM Jennison Focused Growth – Class A Adviser: PGIM Investments LLC Sub-Adviser: Jennison Associates LLC	1.07%	5.68%	26.51%	19.41%
Mid Cap Growth	PGIM Jennison Mid-Cap Growth – Class A Adviser: PGIM Investments LLC Sub-Adviser: Jennison Associates LLC	1.03%	11.39%	19.44%	14.77%
Specialty-Sector	PGIM Jennison Natural Resources – Class A Adviser: PGIM Investments LLC Sub-Adviser: Jennison Associates LLC	1.31%	27.23%	4.53%	0.11%
Small Cap Growth	PGIM Jennison Small Company – Class A2 Adviser: PGIM Investments LLC Sub-Adviser: Jennison Associates LLC	1.13%	29.01%	16.82%	14.53%
Small Cap Value	PGIM Quant Solutions Small-Cap Value – Class A2 Adviser: PGIM Investments LLC Sub-Adviser: PGIM Quantitative Solutions LLC	1.11%	41.20%	6.73%	N/A
Specialty	PIMCO All Asset – Class R Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	1.705%	14.79%	8.01%	5.57%
Specialty-Sector	PIMCO CommodityRealReturn Strategy – Class A Adviser: Pacific Investment Management Company LLC	1.16%	32.80%	5.52%	(2.21)%
Emerging Markets Bond	PIMCO Emerging Markets Bond – Class A Adviser: Pacific Investment Management Company LLC	1.24%	(2.38)%	4.52%	4.18%
International Bond	PIMCO International Bond (U.S. Dollar-Hedged) – Class R Adviser: Pacific Investment Management Company LLC	1.17%	(2.30)%	2.88%	4.10%
Short Term Bond	PIMCO Low Duration – Class R Adviser: Pacific Investment Management Company LLC	1.05%	(1.27)%	1.30%	1.30%
Inflation- Protected Bond	PIMCO Real Return – Class R Adviser: Pacific Investment Management Company LLC	1.12%	4.98%	4.86%	2.57%
Small Cap Blend	PIMCO StocksPLUS® Small Fund – Class A Adviser: Pacific Investment Management Company LLC	1.10%	13.63%	11.89%	14.18%
Intermediate Term Bond	PIMCO Total Return – Class R Adviser: Pacific Investment Management Company LLC	1.06%	(1.43)%	3.52%	3.04%
Multi-Sector Bond	Pioneer Strategic Income – Class A Adviser: Amundi Asset Management US, Inc.	1.06%	2.15%	4.52%	4.56%
Small Cap Value	Royce Opportunity – Service Class Adviser: Royce & Associates, LP	1.50%	30.43%	15.34%	14.72%
Small Cap Blend	Royce Small-Cap Value – Service Class Adviser: Royce & Associates, LP	1.55%	28.24%	6.74%	7.58%
Balanced/Asset Allocation	T. Rowe Price Capital Appreciation – Advisor Class Adviser: T. Rowe Price Associates, Inc.	0.99%	18.22%	14.83%	13.46%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Large Cap Growth	T. Rowe Price Growth Stock – Class R Adviser: T. Rowe Price Associates, Inc.	1.17%	19.39%	22.60%	18.52%
Asset Allocation/Target Date	T. Rowe Price Retirement 2010 – Class R Adviser: T. Rowe Price Associates, Inc.	0.99%	7.49%	7.62%	6.68%
Asset Allocation/Target Date	T. Rowe Price Retirement 2015 – Class R Adviser: T. Rowe Price Associates, Inc.	1.01%	9.01%	8.94%	8.22%
Asset Allocation/Target Date	T. Rowe Price Retirement 2020 – Class R Adviser: T. Rowe Price Associates, Inc.	1.03%	9.92%	9.88%	9.15%
Asset Allocation/Target Date	T. Rowe Price Retirement 2025 – Class R Adviser: T. Rowe Price Associates, Inc.	1.05%	11.30%	10.93%	10.07%
Asset Allocation/Target Date	T. Rowe Price Retirement 2030 – Class R Adviser: T. Rowe Price Associates, Inc.	1.08%	13.01%	11.97%	10.92%
Asset Allocation/Target Date	T. Rowe Price Retirement 2035 – Class R Adviser: T. Rowe Price Associates, Inc.	1.09%	14.46%	12.83%	11.57%
Asset Allocation/Target Date	T. Rowe Price Retirement 2040 – Class R Adviser: T. Rowe Price Associates, Inc.	1.10%	15.76%	13.58%	12.07%
Asset Allocation/Target Date	T. Rowe Price Retirement 2045 – Class R Adviser: T. Rowe Price Associates, Inc.	1.12%	16.61%	13.97%	12.27%
Asset Allocation/Target Date	T. Rowe Price Retirement 2050 – Class R Adviser: T. Rowe Price Associates, Inc.	1.13%	16.82%	14.00%	12.29%
Asset Allocation/Target Date	T. Rowe Price Retirement 2055 – Class R Adviser: T. Rowe Price Associates, Inc.	1.14%	16.75%	13.96%	12.26%
Balanced/Asset Allocation	T. Rowe Price Retirement Balanced – Class R Adviser: T. Rowe Price Associates, Inc.	0.99%	7.85%	7.71%	6.44%
Small Cap Value	Victory RS Partners – Class A2 Adviser: Victory Capital Management Inc.	1.49%	22.12%	10.00%	11.27%
Specialty-Sector	Victory RS Science and Technology – Class A Adviser: Victory Capital Management Inc.	1.47%	(14.47)%	23.09%	18.91%
Mid Cap Value	Victory RS Value – Class A Adviser: Victory Capital Management Inc.	1.34%	20.01%	9.98%	11.34%
Mid Cap Value	Virtus Ceredex Mid Cap Value Equity – Class A Adviser: Virtus Fund Advisers, LLC Sub-Adviser: Ceredex Value Advisors LLC	1.28%	28.73%	11.45%	13.00%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

2 This fund is no longer available for new transfers.

Optional Rider Investment Restrictions

There are no investment restrictions under the Contract. However, if you elected one of the optional riders listed in the table below, your Contract is impacted by investment allocations, as set forth below.
Riders No Longer Available
Rider	Investment Restriction	Investment Allocation Impact on Crediting Rate
Guaranteed Minimum Death Benefit at 5%	N/A
The Company will credit a maximum rate of 4% for amounts
allocated to the Invesco V.I. Government Money Market
Subaccount, the Fixed Account and the Loan Account; however, you will still pay the rider charge applicable to the 5% rate.

Guaranteed Growth Death Benefit at 5%, 6% or 7%	N/A
The Company will credit a maximum rate of 4% for amounts
allocated to the Invesco V.I. Government Money Market
Subaccount, the Fixed Account and Loan Account; however,
you will still pay the rider charge applicable to the rate you have selected.

APPENDIX B
Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010

Guaranteed Minimum Income Benefit — (This rider was available for purchase ONLY prior to
February 1, 2010) — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements and Bonus Credits, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market, the Fixed Account and the Loan Account; however you will still pay the Rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate.
In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract anniversary following the oldest Annuitant’s 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract anniversary following the 10th Contract anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under “Annuity Options.” The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½%. This rider was available only if the age of the Owner at the time the Contract was issued was 79 or younger.
Example 1. How the Guaranteed Minimum Income Benefit Increases with Purchase Payments and Interest. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Income Benefit at 5%.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to the Invesco V.I. Government Money Market or Fixed Account.
(iv)
There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit has increased to $102,586, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05)(191/365)
$100,000 x 1.05(191/365) = $102,586
After the $50,000 Purchase Payment, the Minimum Income Benefit is $152,586 ($102,586 + $50,000).
Example 2. How the Guaranteed Minimum Income Benefit Decreases as a Result of Withdrawals.
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Minimum Income Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05(377/365)). After the withdrawal, the Minimum Income Benefit decreases as follows:
Minimum Income Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
$160,472.50 x (1 - ($15,000 / $150,000)
$160,472.50 x (1 - .10)
$160,472.50 x .90 = $144,425.25
B-1

After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), and the Minimum Income Benefit is $144,425.25.
Example 3. How the Minimum Income Benefit is used at Annuitization.
Continuing from Example 2, the Owner decides to annuitize the Contract 20 days after the 10th Contract anniversary. Approximately 3,104 days have elapsed since the last withdrawal of $15,000. The Owner has taken no other withdrawals and added no additional Purchase Payments to the Contract. The Owner chooses Annuity Option 2 and monthly annuity payments. At the time of annuitization, the year is 2020, and the Owner, a male, is age 72. The guaranteed rate per thousand for the 5% Guaranteed Minimum Income Benefit assuming life with 10 year period certain for a male aged 72 in 2020 is $5.65. As a result of accrued interest, the Minimum Income Benefit at the time of annuitization is $218,695.20 ($144,425.25 x (1.05(3104/365))). The guaranteed monthly annuity payment is calculated as follows:
(Minimum Income Benefit at Annuitization / $1,000) x Applicable guaranteed rate per thousand
($218,695.20 / $1,000) x $5.65
$218.70 x $5.65 = $1,235.63
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Minimum Income Benefit.
Continuing from Example 3, 191 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. Assume no Credit Enhancements or Bonus Credits are applicable. At the time the Contract is issued, the initial Guaranteed Minimum Income Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Minimum Income Benefit would have grown to $102,586 ($100,000 x 1.05(191/365)). After the advisory fee is withdrawn, the reduction to the Guaranteed Minimum Income Benefit is calculated as follows:
Guaranteed Minimum Income Benefit Prior to Withdrawal x (1 - (Advisory Fee Withdrawal Amount / Contract Value))
$102,586 x (1 - ($1,000 / $100,000))
$102,586 x (1 - .01) = $101,560.14
After the advisory fee withdrawal, the Contract Value is $99,000 ($100,000 - $1000) and the Guaranteed Minimum Income Benefit is $101,560.14.
Guaranteed Growth Death Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.
The Guaranteed Growth Death Benefit.
The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements and/or Bonus Credits, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elected the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and Loan Account; however, you will still pay the Rider charge applicable to the rate you have selected.) In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract
B-2

anniversary following the oldest Owner’s 80th birthday; (3) the date due proof of the Owner’s death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner’s date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), net of premium tax and any withdrawals, including withdrawal charges.
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be Contract Value, as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Guaranteed Growth Death Benefit Increases with Purchase Payments and Interest. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Income Benefit at 5%.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to the Invesco V.I. Government Money Market or the Fixed Account.
(iv)
The Owner does not purchase a credit enhancement rider.
(v)
There are no applicable Bonus Credits.
(vi)
There are no outstanding loans on the Contract.
At the time the Contract is issued, the Guaranteed Growth Death Benefit is $100,000, and the Guaranteed Growth Death Benefit cap is 200% of Purchase Payments or $200,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Guaranteed Growth Death Benefit has increased to $102,586, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05)(191/365)
$100,000 x 1.05(191/365) = $102,586
The Guaranteed Growth Death Benefit increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit prior to Purchase Payment + Purchase Payment
$102,586 + $50,000 = $152,586
The Guaranteed Growth Death Benefit cap also increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit cap prior to Purchase Payment + (Purchase Payment x 200%)
$200,000 + ($50,000 x 200%)
$200,000 + $100,000 = $300,000
Following the $50,000 Purchase Payment, the Guaranteed Growth Death Benefit is $152,586, and the Guaranteed Growth Death Benefit cap is $300.000.
Example 2. How the Guaranteed Growth Death Benefit Decreases as a Result of a Withdrawal.
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Guaranteed Growth Death Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05(377/365)). After the withdrawal, the Guaranteed Growth Death Benefit decreases as follows:
Guaranteed Growth Death Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
B-3

$160,472.50 x (1 - ($15,000 / $150,000)
$160,472.50 x (1 - .10)
$160,472.50 x .90 = $144,425.25
The Guaranteed Growth Death Benefit cap also decreases as a result of the withdrawal:
(Cumulative Purchase Payments - Cumulative withdrawals) x 200%
($150,000 - $15,000) x 200%
$135,000 x 200% = $270,000
After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), the Guaranteed Growth Death Benefit is $144,425.25, and the Guaranteed Growth Death Benefit cap is $270,000.
Example 3. How the Guaranteed Growth Death Benefit applies at Death.
Continuing from Example 2, 439 days after the $15,000 withdrawal, the Company receives due proof of death. At the time of death, the Contract Value is $150,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments, less any withdrawals and withdrawal charges (in this case, $135,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $150,000); or (3) the Guaranteed Growth Death Benefit (in this case, $153,154 ($144,425.25 x 1.05(439/365)). Thus, $153,154 is the amount that would be paid.
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Growth Death Benefit.
Continuing from Example 1, 191 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. At the time the Contract is issued, the initial Guaranteed Growth Death Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Growth Death Benefit would have grown to $102,586 ($100,000 x 1.05(191/365)). After the advisory fee is withdrawn, the reduction to the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x (1 - (Advisory Fee Withdrawal Amount / Contract Value))
$102,586 x (1 - ($1,000 / $100,000))
$102,586 x (1 - .01) = $101,560.14
At the time of Contract issue, the Guaranteed Growth Death Benefit cap is equal to 200% of Purchase Payments or $200,000. After the advisory fee withdrawal, the cap decreases to $198,000 ($200,000 - ($1,000 x 200%)).
Combined Annual Stepped Up and Guaranteed Growth Death Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;
3.
The Annual Stepped Up Death Benefit (as described above in the Prospectus under “Optional Riders”); or
B-4

4.
The Guaranteed Growth Death Benefit at 5% (as described above).
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Combined Annual Stepped Up and Guaranteed Growth Death Benefit.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
(iv)
The Owner takes no withdrawals between Contract issue and death.
At the time of Contract issue, the Annual Stepped Up Death Benefit is $100,000 (the Purchase Payment), the Guaranteed Growth Death Benefit at 5% is $100,000 (the Purchase Payment), and the Guaranteed Growth Death Benefit cap is 200% or $200,000.
Due to positive market performance, the Contract Value on the first Contract anniversary is $125,000. The Annual Stepped Up Death Benefit increases to $125,000, the Guaranteed Growth Death Benefit increases to $105,000 ($100,000 x (1.05(365/365))), and the GGDB cap remains unchanged at $200,000.
Due to negative market performance, the Contract Value on the second Contract anniversary is $98,000. The Annual Stepped Up Death Benefit remains unchanged at $125,000, the Guaranteed Growth Death Benefit increases to $110,250 ($105,000 x (1.05(365/365))), and the cap remains unchanged at $200,000.
212 days into the third Contract Year, the Owner dies. At the time of death, the Contract Value is $102,000, and the Guaranteed Growth Death Benefit is $113,419 ($110,250 x (1.05(212/365))). The death benefit is the greatest of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this example, $102,000), (3) the Annual Stepped Up Death Benefit (in this example, $125,000), or (4) the Guaranteed Growth Death Benefit at 5% (in this example, $113,419).
Thus, the death benefit payable is $125,000.
Example 2. How Advisory Fee Withdrawals Reduce the Combined Annual Stepped Up and Guaranteed Growth Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000, the Guaranteed Growth Death Benefit is $113,419, the Guaranteed Growth Death Benefit cap is $200,000, and the Annual Stepped Up Death Benefit is $125,000.
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 – (Advisory Fee Withdrawal Amount / Account Value Prior to Advisory Fee Withdrawal)]
$113,419 x [1 - (1 - ($1,000 / $100,000)]
$113,419 x (1 - .01) = $112,284.81
The Guaranteed Growth Death Benefit cap is calculated as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (200% x Advisory Fee Withdrawal Amount)
$200,000 - (200% x $1,000) = $198,000
B-5

The Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$125,000 x [1 - ($1,000 / $100,000)]
$125,000 x (1 - .01) = $123,750
Enhanced Death Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) —
This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges; or
2.
The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.
The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or (2) 25% of adjusted Purchase Payments.
•
“Contract gain” is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.
•
“Adjusted Purchase Payments” are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the Contract was issued was 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Enhanced Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Enhanced Death Benefit.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
During the fifth Contract Year, the Owner takes a withdrawal of $10,000. The Contract Value at the time of the withdrawal is $160,000. The adjusted Purchase Payments after the withdrawal are calculated as follows:
Previous Adjusted Purchase Payments x (1 - Withdrawal / Contract Value prior to withdrawal)
$100,000 x (1 - $10,000 / $160,000)
$100,000 x (1 - .0625)
$100,000 x .9375 = $93,750
During the sixth Contract Year, the Owner dies. At the time of death, the Contract Value is $175,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
B-6

50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($175,000 - $93,750)
50% x $81,250 = $40,625
50% of adjusted Purchase Payments = 50% x 93,750 = $46,875
Thus, the Enhanced Death Benefit is $40,625.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $90,000 ($100,000 - $10,000)), or (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $215,625 ($175,000 + $40,625)). Thus, the death benefit payable is $215,625.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $125,000. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$100,000 x [1 - ($1,000 / $125,000)]
$100,000 x (1 - .008) = $99,200
Assume time elapses since the advisory fee withdrawal is take, and the Owner dies. At the time of the Owner’s death, the Contract Value is $130,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
50% x ($130,000 - $99,200)
$15,400
50% of Adjusted Purchase Payments = 50% x $99,200
$49,600
Therefore, the Enhanced Death Benefit is $15,400.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), or (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $145,400 ($130,000 + $15,400)). Thus, the death benefit payable is $145,400.
Combined Enhanced and Annual Stepped Up Death Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
B-7

3.
The Annual Stepped Up Death Benefit (as described above in the Prospectus under “Optional Riders”), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced and Annual Stepped Up Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Combined Enhanced and Annual Stepped Up Death Benefit.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
(iv)
The Owner takes no withdrawals and makes no additional Purchase Payments.
(v)
On the first Contract anniversary, the Contract Value is $105,000.
(vi)
On the second Contract anniversary, the Contract Value is $99,000.
(vii)
On the third Contract anniversary, the Contract Value is $106,000.
The Annual Stepped Up Death Benefit is $100,000 at Contract issue, increases to $105,000 at the first Contract anniversary, remains unchanged at $105,000 at the second Contract anniversary, and increases to $106,000 at the third Contract anniversary.
During the fourth Contract Year, the Owner dies. At the time of death, the Contract Value is $107,000, and the Annual Stepped Up Death Benefit is $106,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000)
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500)), or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $109,500 ($106,000 + $3,500)). Thus, the death benefit payable is $110,500.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced and Annual Stepped Up Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$100,000 x [1 - ($1,000 / $125,000)]
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
B-8

$106,000 x [1 - ($1,000 / $125,000)]
$106,000 x (1 - .008) = $105,152
Later in the fourth Contract Year, the Owner dies. At the time of the Owner’s death, the Contract Value is $130,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
50% x ($130,000 - $99,200)
$15,400
50% of Adjusted Purchase Payments = 50% x $99,200
$49,600
Therefore, the Enhanced Death Benefit is $15,400.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $145,400 ($130,000 + $15,400)), or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $120,552 ($105,152 + 15,400)). Thus, the death benefit payable is $145,400.
Combined Enhanced and Guaranteed Growth Death Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.
The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced and Guaranteed Growth Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Combined Enhanced and Guaranteed Growth Death Benefit at 5%.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
(iv)
The Owner takes no withdrawals and makes no additional Purchase Payments.
During the fourth Contract Year, 1,546 days from Contract issue, the Owner dies. At the time of death, the Contract Value is $107,000.
B-9

The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000)
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x ((1 + .05(1546/365)))
$100,000 x (1.05(1546/365)) = $122,956
(less than the $200,000 Guaranteed Growth Death Benefit cap of $200,000)
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500)), or (3) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $126,456 ($122,956 + $3,500)).
Thus, the death benefit payable is $126,456.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced and Guaranteed Growth Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000 and the Guaranteed Growth Death Benefit is $122,956. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$100,000 x [1 - ($1,000 / $125,000)]
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$122,956 x [1 - ($1,000 / $125,000)]
$122,956 x (1 - .008) = $121,972.35
Thirty days after the advisory fee is taken, the Owner dies. At the time of the Owner’s death, the Contract Value is $126,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
50% x ($126,000 - $99,200)
$13,400
B-10

50% of Adjusted Purchase Payments = 50% x $99,200
$49,600
Therefore, the Enhanced Death Benefit is $13,400.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Guaranteed Growth Death Benefit x 1.05(30/365)
$121,972.35 x 1.05(30/365) = $122,462.46
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $139,400 ($126,000 + $13,400)), or (3) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $135,862.46 ($122,462.46 + 13,400)). Thus, the death benefit payable is $135,862.46.
Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit — (This
rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.
The Annual Stepped Up Death Benefit (as described above in the Prospectus under “Optional Riders”), plus the Enhanced Death Benefit (as described above); or
4.
The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit at 5%.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
(iv)
The Owner takes no withdrawals and makes no additional Purchase Payments.
(v)
On the first Contract anniversary, the Contract Value is $105,000.
(vi)
On the second Contract anniversary, the Contract Value is $99,000.
(vii)
On the third Contract anniversary, the Contract Value is $106,000.
The Annual Stepped Up Death Benefit is $100,000 at Contract issue, increases to $105,000 at the first Contract anniversary, remains unchanged at $105,000 at the second Contract anniversary, and increases to $106,000 at the third Contract anniversary.
B-11

During the fourth Contract Year, 1,546 days from Contract issue, the Owner dies. At the time of death, the Contract Value is $107,000, and the Annual Stepped Up Death Benefit is $106,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000)
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x ((1 + .05(1546/365)))
$100,000 x (1.05(1546/365)) = $122,956
(less than the $200,000 Guaranteed Growth Death Benefit cap of $200,000)
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500)), (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $109,500 ($106,000 + $3,500)), or (4) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $126,456 ($122,956 + $3,500)).
Thus, the death benefit payable is $126,456.
Example 2. How Advisory Fee Withdrawals Reduce the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000 and the Guaranteed Growth Death Benefit is $122,956. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal	x	[1 - (	Advisory Fee Withdrawal Amount	/	Contract Value Prior to Advisory Fee Withdrawal	)]

$100,000 x [1 - ($1,000 / $125,000)]
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$122,956 x [1 - ($1,000 / $125,000)]
$122,956 x (1 - .008) = $121,972.35
After the withdrawal, the Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$106,000 x [1 - ($1,000 / $125,000)]
$106,000 x (1 - .008) = $105,152
B-12

Thirty days after the advisory fee is taken, the Owner dies. At the time of the Owner’s death, the Contract Value is $120,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
50% x ($120,000 - $99,200)
$10,400
50% of Adjusted Purchase Payments = 50% x $99,200
$49,600
Therefore, the Enhanced Death Benefit is $10,400.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Guaranteed Growth Death Benefit x 1.05(30/365)
$121,972.35 x 1.05(30/365) = $122,462.46
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $130,400 ($120,000 + $10,400)), (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $115,552 ($105,152 + 13,400)), or (4) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $132,862.46 ($122,462.46 + $10,400)). Thus, the death benefit payable is $132,862.46
Guaranteed Minimum Withdrawal Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — If you elected this rider when you purchased the Contract, your “Benefit Amount” was equal to a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit. If you purchased the rider on a Contract anniversary, your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the “Remaining Benefit Amount.”
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Withdrawal Amount”), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:
Annual Withdrawal Amount*	Benefit Amount*
5%	130%
6%	110%
7%	100%
*
A percentage of the initial Purchase Payment including any
Credit Enhancement and/or Bonus Credit (or Contract Value
on the purchase date of the rider if the rider was purchased on a Contract anniversary)

If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.
Example 1. Annual Withdrawal Amount Continues when the Contract Value Reaches Zero. Assume:
B-13

(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
(iv)
The assumed rate of return is -1.00%.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. If the Owner takes no other withdrawals in Contract Year 1 besides the Annual Withdrawal Amount, at the beginning of Contract Year 2, the Contract Value is $94,050 and the Remaining Benefit Amount is $125,000. If the Owner continues taking only the Annual Withdrawal Amount each Contract Year, at the end of Contract Year 19, the Contract Value is $0, but the Remaining Benefit Amount is $35,000. The Owner can continue taking the Annual Withdrawal Amount for seven additional Contract Years until the Remaining Benefit Amount is $0.
If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under “Contingent Deferred Sales Charge,” and “Extra Credit.” Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. Please see “Federal Tax Matters.”
The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.
The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount. The percentage is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
Example 2. Effect of an Excess Withdrawal and Recalculation of the Remaining Benefit Amount and the Annual Withdrawal Amount. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. Due to negative market performance, in Contract Year 1 the Contract Value is reduced to $85,000 and the Owner decides to withdraw $15,000. This reduces the Contract Value to $70,000 ($85,000 - $15,000). Because the $15,000 withdrawal exceeds the Annual Withdrawal Amount, the Remaining Benefit Amount and future Annual Withdrawal Amount will be reduced. The excess withdrawal is equal to $10,000 ($15,000 - $5,000), the amount of the withdrawal in excess of the Annual Withdrawal Amount.
The percentage reduction in the Remaining Benefit Amount and the future Annual Withdrawal Amount is calculated as follows:
Excess Withdrawal Amount / (Contract Value Prior to Withdrawal - Annual Withdrawal Amount):
$10,000 / ($85,000 - $5,000)
$10,000 / $80,000 = 12.50%
The adjusted Remaining Benefit Amount is calculated as follows:
B-14

Remaining Benefit Amount - Annual Withdrawal Amount x Calculated Reduction
$130,000 - $5,000 = $125,000
$125,000 x (1 - 12.50%) = $109,375
The future Annual Withdrawal Amount is calculated as follows:
Annual Withdrawal Amount x Calculated Reduction
$5,000 x (1 - 12.50%) = $4,375
After the reduction, the Remaining Benefit Amount is $109,375 and the future Annual Withdrawal Amount is $4,375.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.
Example 3. Remaining Benefit Amount Reset. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. On the sixth Contract anniversary, the Owner elects to reset the Remaining Benefit Amount. The Owner has taken no other withdrawals besides the Annual Withdrawal Amount for the last six Contract Years. On the sixth Contract anniversary, due to positive market performance, the Contract Value is $120,000, and the Remaining Benefit Amount is $100,000 ($130,000 – ($5,000 x 6)). Upon the reset, the Remaining Benefit Amount will increase to $120,000, and the Annual Withdrawal Amount will increase from $5,000 to $6,000 ($120,000 x 5%). After the reset, the Contract will not be eligible for another reset until after the 11th Contract anniversary.
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Minimum Withdrawal Benefit. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
A $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. Because the advisory fee of $1,000 is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Withdrawal Benefit dollar for dollar as follows:
Guaranteed Minimum Withdrawal Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount
$130,000 - $1,000 = $129,000
After the withdrawal, the remaining Annual Withdrawal Amount is reduced as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount
$5,000 - $1,000 = $4,000
If the advisory fee withdrawal is $6,000 (and therefore greater than the Annual Withdrawal Amount), the Guaranteed Minimum Withdrawal Benefit is reduced proportionately as follows:
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(Guaranteed Minimum Withdrawal Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)]
($130,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
$125,000 x [1 - ($1,000/$95,000)] = $123,684.21
The withdrawal reduces the Guaranteed Minimum Withdrawal Benefit by more than the amount of the withdrawal. After the withdrawal, the remaining Annual Withdrawal Amount is $0. The advisory fee withdrawal will proportionately reduce the Annual Withdrawal Amount available in future Contract Years. The Annual Withdrawal Amount for the next Contract Year is calculated as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - [1 - (Advisory Fee Withdrawal - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)]
$5,000 x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
$5,000 x ($1,000/$95,000) = $4,947.37
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was 85 or younger.
If you have a Qualified Contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Remaining Benefit Amount.
Total Protection — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.
Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under “Guaranteed Minimum Death Benefit,” with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements, Bonus Credits or Purchase Payments made during the 12 months preceding the Owner’s date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.
This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under “Guaranteed Minimum Withdrawal Benefit” above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credits (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract anniversary).
The Guaranteed Minimum Accumulation Benefit provides that at the end of the “Term,” which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount
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will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.
The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements and/or Bonus Credits) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.
This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 79 or younger.
Because of the ten-year Term, if you are within ten years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not be able to receive the full value of the Guaranteed Minimum Accumulation Benefit. You should consult a tax adviser before resetting the Guaranteed Minimum Accumulation Benefit with a Qualified Contract.
Example 1. How an Additional Purchase Payment Affects the Total Protection Rider. Assume:
(i)
The Owner purchases the Contract with the Total Protection Rider.
(ii)
The initial Purchase Payment is $100,000.
At Contract issue, the Guaranteed Growth Death Benefit is $100,000, the Guaranteed Growth Death Benefit cap is $200,000 ($100,000 x 200%), the Remaining Benefit Amount is $100,000 ($100,000 x 100%), the Annual Withdrawal Amount is $5,000 ($100,000 x 5%), and the Guaranteed Minimum Accumulation Benefit is $105,000 ($100,000 x 105%).
The Owner adds a Purchase Payment of $10,000 to the Contract in the first Contract Year (42 days after Contract issue). As a result of interest accrued over the 42 days since the initial Purchase Payment, immediately prior to the $10,000 Purchase Payment, the Guaranteed Growth Death Benefit has increased to $100,563, calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05(42/365))
$100,000 x (1.05(42/365)) = $100,563
The Guaranteed Growth Death Benefit increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit prior to Purchase Payment + Purchase Payment
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$100,563 + $10,000 = $110,563
The Guaranteed Growth Death Benefit cap also increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit cap prior to Purchase Payment + (Purchase Payment x 200%)
$200,000 + ($10,000 x 200%)
$200,000 + $20,000 = $220,000
The Remaining Benefit Amount increases as a result of the Purchase Payment:
Remaining Benefit Amount prior to Purchase Payment t + (Additional Purchase Payment x 100%)
$100,000 + ($10,000 x 100%)
$100,000 + $10,000 = $110,000
The Annual Withdrawal Amount increases as a result of the Purchase Payment:
Prior Annual Withdrawal Amount + (Purchase Payment x 5%)
$5,000 + ($10,000 x 5%)
$5,000 + $500 = $5,500
The Guaranteed Minimum Accumulation Benefit increases as a result of the Purchase Payment:
Guaranteed Minimum Accumulation Benefit prior to Purchase Payment + (Purchase Payment x 105%)
$105,000 + ($10,000 x 105%)
$105,000 + $10,500 = $115,500
Example 2. How a Withdrawal Affects the Total Protection Rider.
Continuing from Example 1, the Owner withdraws $10,500 from the Contract in the fourth Contract Year (1,450 days after the additional Purchase Payment). The Contract Value prior to withdrawal is $130,500.
As a result of interest accrued over the 1,450 days since the additional Purchase Payment, immediately prior to the $10,500 withdrawal, the Guaranteed Growth Death Benefit has increased to $134,210.50, calculated as follows:
Guaranteed Growth Death Benefit x (1 + Effective Annual Interest Rate)^Time Elapsed Since Additional Purchase Payment
$110,563 x (1 + .05(1450/365))
$110,563 x (1.05(1450/365)) = $134,210.50
The Guaranteed Growth Death Benefit decreases as a result of the withdrawal:
(Guaranteed Growth Death Benefit prior to withdrawal - Annual Withdrawal Amount) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
($134,210.50 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500))
$128,710.50 x (1 - ($5,000 / $125,000))
$128,710.50 x (1 - .04)
$128,710.50 x .96 = $123,562.08
The Guaranteed Growth Death Benefit cap also decreases as a result of the withdrawal:
(Cumulative Purchase Payments - Cumulative withdrawals) x 200%
($100,000 + $10,000 - $10,500) x 200%
$99,500 x 200% = $199,000
The Remaining Benefit Amount decreases as a result of the withdrawal:
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(Remaining Benefit Amount prior to withdrawal - Annual Withdrawal Amount) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
($110,000 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500))
$104,500 x (1 - ($5,000 / $125,000))
$104,500 x (1 - ..04)
$104,500 x .96 = $100,320
The Annual Withdrawal Amount decreases as a result of the withdrawal:
Prior Annual Withdrawal Amount x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
$5,500 x (1 - ($10,500 - $5,500) / ($130,500 - $5,500))
$5,500 x (1 - ($5,000 / $125,000))
$5,500 x (1 - .04)
$5,500 x .96 = $5,280
The Guaranteed Minimum Accumulation Benefit decreases as a result of the withdrawal:
(Guaranteed Minimum Accumulation Benefit prior to withdrawal - Annual Withdrawal Limit) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
($115,500 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500))
$110,000 x (1 - ($5,000 / $125,000))
$110,000 x (1 - .04)
$110,000 x 0.96 = $105,600
After the withdrawal, the Guaranteed Growth Death Benefit is $123,562.08, the Guaranteed Growth Death Benefit cap is $199,000, the Remaining Benefit Amount is $100,320, the Annual Withdrawal Amount is $5,280, and the Guaranteed Minimum Accumulation Benefit is $105,600.
Example 3. Total Protection Rider at the end of 10 Years.
Continuing from Example 2, assume the Owner does not reset the Guaranteed Minimum Accumulation Benefit term for the first 10 Contract Years. At the end of 10 Contract Years, the Owner’s Contract Value is $104,000, and the Guaranteed Minimum Accumulation Benefit is $105,600. Because the Guaranteed Minimum Accumulation Benefit exceeds the Contract Value, the difference of $1,600 will be added to the Owner’s Contract Value. Once this additional amount has been added to the Owner’s Contract Value, the Guaranteed Minimum Accumulation Benefit terminates.
Example 4. How Advisory Fee Withdrawals Reduce the Total Protection Rider. Assume:
(i)
The Owner purchases the Contract with the Total Protection Rider.
(ii)
The initial Purchase Payment is $100,000.
At Contract issue, the Guaranteed Growth Death Benefit is $100,000, the Guaranteed Growth Death Benefit cap is $200,000 ($100,000 x 200%), the Remaining Benefit Amount is $100,000 ($100,000 x 100%), the Annual Withdrawal Amount is $5,000 ($100,000 x 5%), and the Guaranteed Minimum Accumulation Benefit is $105,000 ($100,000 x 105%).
A $1,000 advisory fee is withdrawn from the Contract. Immediately prior to the withdrawal, the Guaranteed Growth Death Benefit has increased to $110,563, the Guaranteed Growth Death Benefit cap is $200,000, the Remaining Benefit Amount is $100,000, the Annual Withdrawal Amount is $5,000, and the Guaranteed Minimum Accumulation Benefit is $105,000.
Because the advisory fee of $1,000 is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Withdrawal Benefit dollar for dollar as follows:
Guaranteed Growth Death Benefit - Advisory Fee Withdrawal Amount
$110,563 - $1,000 = $109,563
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The Guaranteed Growth Death Benefit cap is reduced as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (Advisory Fee Withdrawal Amount x 200%) =
$200,000 - ($1,000 x 200%)
$200,000 - $2,000 = $198,000
The remaining Annual Withdrawal Amount is reduced as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount
$5,000 - $1,000 = $4,000
Because the advisory fee is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Remaining Benefit Amount dollar for dollar as follows:
Remaining Benefit Amount Prior to Advisory Fee Withdrawal – Advisory Fee Withdrawal Amount
$100,000 - $1,000 = $99,000
Because the advisory fee is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Accumulation Benefit dollar for dollar as follows:
Guaranteed Minimum Accumulation Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount
$105,000 - $1,000 = $104,000
If the advisory fee withdrawal is $6,000 (and therefore greater than the Annual Withdrawal Amount), benefits under the Total Protection Rider are reduced proportionately.
The Guaranteed Growth Death Benefit is reduced as follows:
(Guaranteed Growth Death Benefit – Annual Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
($110,563 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
($105,563 x [1 - ($1,000/$95,000)] = $104,451.81
The Guaranteed Growth Death Benefit Cap is reduced as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (Advisory Fee Withdrawal Amount x 200%)
$200,000 - ($6,000 x 200%)
$200,000 - $12,000 = $188,000
After the withdrawal, the remaining Annual Withdrawal Amount is $0. The advisory fee withdrawal will proportionately reduce the Annual Withdrawal Amount available in future Contract Years. The Annual Withdrawal Amount for the next Contract Year is calculated as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
$5,000 x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
$5,000 x [1 - ($1,000/$95,000)] = $4,947.37
The Remaining Benefit Amount is reduced as follows:
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(Remaining Benefit Amount Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)]
($100,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
$95,000 x [1 - ($1,000/$95,000)] = $94,000
The Guaranteed Minimum Accumulation Benefit is reduced as follows:
(Guaranteed Minimum Accumulation Benefit Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
($105,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
$100,000 x [1 - ($1,000/$95,000)] = $98,947.37
Waiver of Withdrawal Charge—10 Years or Disability — This rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•
The Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or
•
The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.
Effective as of the date of the first withdrawal under the terms of this rider, no additional Purchase Payments may be made to the Contract.
Example of the Waiver of Withdrawal Charge—10 Years or Disability. Assume:
(i)
The Owner purchased the Contract with the Waiver of Withdrawal Charge—10 Years or Disability Rider.
(ii)
The Owner meets the criteria for total and permanent disability after the Contract Date and prior to age 65.
(iii)
The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iv)
The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge—10 Years or Disability Rider, the charge applicable to the $25,000 withdrawal would be $900, calculated as follows: ($25,000 - $10,000) x 6% Withdrawal Charge, and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge—10 Years or Disability Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Waiver of Withdrawal Charge—Hardship — This rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this rider, no additional Purchase Payments may be made to the Contract.
Example of the Waiver of Withdrawal Charge—Hardship. Assume:
(i)
The Owner purchased the Contract with the Waiver of Withdrawal Charge—Hardship Rider.
(ii)
The Owner experiences a hardship as defined in Section 401(k) of the Internal Revenue Code of 1986, as amended.
(iii)
The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iv)
The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge—Hardship Rider, the charge applicable to the $25,000 withdrawal would be $900, calculated as follows: ($25,000 - $10,000) x 6% Withdrawal Charge, and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge—Hardship Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
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Waiver of Withdrawal Charge—5 Years and Age 59½ — This rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•
The Owner is age 59½ or older; and
•
The Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.
Effective as of the date of the first withdrawal under the terms of this rider, no additional Purchase Payments may be made to the Contract.
Example of the Waiver of Withdrawal Charge—5 Years and Age 59½. Assume:
(i)
The Owner purchased the Contract with the Waiver of Withdrawal Charge—5 Years and Age 59½ Rider.
(ii)
The initial Purchase Payment is $100,000.
(iii)
The Owner is now age 72 and has been making quarterly Purchase Payments of $100 for 5 full Contract Years.
(iv)
The Owner requests a withdrawal of $25,000 at the beginning of Contract Year 6.
(v)
The free withdrawal amount for Contract Year 6 is $11,800.
(vi)
No additional Purchase Payments are made after the withdrawal in Contract Year 6.
Without the Waiver of Withdrawal Charge—5 Years and Age 59½ Rider, the charge applicable to the $25,000 withdrawal would be $396, calculated as follows: ($25,000 - $11,800) x 3% Withdrawal Charge, and the Owner would receive $24,604 ($25,000 - $396). With the Waiver of Withdrawal Charge—5 Years and Age 59½ Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Bonus Match — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider was not available in all states and was available only in connection with a retirement plan qualified under Section 403(b) of the Internal Revenue Code. You could elect this rider at Contract issue or any time thereafter. Upon the Company’s acceptance of your election of the rider, the rider would be in effect as of the Valuation Date the Company received your rider election form or written request electing the rider. You may cancel this rider at any time.
The rider provided for the Company to add a Bonus Amount to your Contract Value during the “Bonus Match Period,” which was the period that began on the date the rider was first in effect and ended on the earlier of: (1) the fifth anniversary of the rider’s date of issue, or (2) termination of the rider. The Company would apply the Bonus Amount only to the first $10,000 in salary reduction Purchase Payments in any Contract Year. You could have in effect on your Contract both a Bonus Match Rider and an Extra Credit Rider; provided, however, that each rider calculated the Bonus Amount and Credit Enhancement amount, respectively, on the basis of Purchase Payments, which did not include any Bonus Amount or Credit Enhancement. See “Extra Credit.”
The Bonus Amount was an amount equal to the applicable percentage of Purchase Payments applied to your Contract under a salary reduction arrangement while the rider was in effect. The Company would apply Bonus Amounts to your Contract Value on the Valuation Date next following the Valuation Date on which such salary reduction Purchase Payment was applied. As set forth in the applicable table below, the Bonus Amount percentage was based on the amount of Contract Value as of the date that the Bonus Amount was applied. Bonus Amounts would be allocated among the Subaccounts in the same proportion as the applicable salary reduction Purchase Payment.
The Company applied the Bonus Amount percentage under Table 1 or 2 below based upon whether you had in effect an active affinity credit card. Table 1 applies to salary reduction Purchase Payments received if you did not have an active affinity credit card as of the date of receipt of such Purchase Payment:
Table 1
Contract Value as of Date Bonus Amount is Applied	Bonus Amount (As a % of Salary Reduction Purchase Payments)
Less than $50,000	1%
$50,000 up to $100,000	2%
$100,000 up to $250,000	3%
$250,000 or more	4%
Table 2 applied if you had: (1) completed the affinity credit card application provided by the Company; (2) received approval from the affinity credit card issuer selected by the Company; (3) made first use of the affinity credit
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card; and (4) your affinity credit card was active upon the date of receipt of the salary reduction Purchase Payment. The Company required that you keep the affinity credit card active and enter into a new affinity credit card arrangement if any current card arrangement was terminated to keep the Bonus Amount in Table 2 in effect.
Table 2
Contract Value as of Date Bonus Amount is Applied	Bonus Amount (As a % of Salary Reduction Purchase Payments)
Less than $50,000	4%
$50,000 up to $100,000	6%
$100,000 up to $250,000	8%
$250,000 or more	10%
During the Bonus Match Period, if the Owner did not maintain an active affinity credit card, the Bonus Amount in Table 2 would terminate automatically, and the Bonus Amount percentage under Table 1 would apply to salary reduction Purchase Payments received while the affinity credit card was not active. If the Owner later reactivated the credit card, the Bonus Amount percentage under Table 2 would apply to salary reduction Purchase Payments received after the Company received notice from the affinity credit card issuer that you had reactivated the card and first use had occurred for so long as the credit card was active. The Owner may have elected not to apply for the affinity credit card and receive Bonus Amounts only under Table 1 above.
The Company guaranteed that it would pay the applicable Bonus Amounts during the Bonus Match Period. In its sole discretion, the Company could add Bonus Amounts to your Contract Value after the fifth anniversary of the rider’s date of issue, but any such additional Bonus Amounts were not guaranteed and would be paid only while the rider is in effect.
At the end of each calendar year while this rider is in effect, the Company in its sole discretion could elect to add to Contract Value an “Additional Amount” equal to: (a) amounts the Company earned during the calendar year in connection with credit card purchases by all owners of the rider under the credit card arrangement (currently 1.10% of credit card purchases), net of any amounts deducted by the Company to administer the credit card arrangement; less (b) Bonus Amounts added to Contract Value of owners of the rider during the calendar year; plus (c) a portion of sponsorship dollars, if any, solicited or contributed by the Company and accrued during the calendar year. The Additional Amount would be determined by the Company and allocated to the Owner on the basis of the amount of salary reduction Purchase Payments applied to the Contract during the calendar year relative to salary reduction Purchase Payments made by other owners of the rider. The Company would add any such Additional Amounts to Contract Value on a Valuation Date not later than the last Valuation Date of January in the following calendar year; provided that the rider was in effect on that date and the Additional Amount is greater than $0.
At any time after the fifth anniversary of the rider’s date of issue, the Company reserved the right to terminate the rider and make no further payments of Bonus Amounts or Additional Amounts. Effective upon the date of any rider termination, the Company would stop deducting the rider charge.
The Bonus Amounts and any Additional Amounts vested immediately but were subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Amount or Additional Amount. In the event that you exercised your right to cancel during the free look period, the Company would reduce your Contract Value by the current value of any Bonus Amount or Additional Amount that had been applied to your Contract Value.
In the event that the death benefit under your Contract was based upon the sum of all Purchase Payments made by the Owner, Purchase Payments would not include any Bonus Amounts or Additional Amounts paid under this rider. In the event that the death benefit under your Contract was based upon Purchase Payments increased at an annual rate of interest (“Guaranteed Growth Death Benefit”), Purchase Payments would not include any Bonus Amounts or Additional Amounts paid under this rider. The Company would not recapture any Bonus Amounts or Additional Amounts from the death benefit under the Contract.
If you elected the Guaranteed Minimum Income Benefit Rider, neither Bonus Amounts nor Additional Amounts were included in Purchase Payments for the purpose of calculating benefits under the Guaranteed Minimum Income Benefit Rider.
The Company expected to make a profit from the charge for this rider and funded payment of the Bonus Amounts through the rider charge and amounts earned under the credit card arrangement.
B-23

APPENDIX C
Riders Available for Purchase Only Prior to July 1, 2012

Annual Stepped Up Death Benefit — (This rider was available for purchase ONLY prior to July 1, 2012) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals (including systematic withdrawals) and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.
The Stepped Up Death Benefit.
Example of the Annual Stepped Up Death Benefit. Assume:
(i)
The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)
The Owner is 60 years old when the Contract is issued.
(iii)
The Owner takes no withdrawals between the date the Contract was issued and the date of the Owner’s death.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner dies during the third Contract Year. At the time of the Owner’s death, the Contract Value is $55,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges (in this case, $50,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $55,000); or (3) the Stepped Up Death Benefit (in this case, $65,000). Thus, $65,000 is the amount that would be paid.
The Stepped Up Death Benefit is calculated as of each of the following Valuation Dates: (a) each Contract anniversary; and (b) the date of any Purchase Payment or withdrawal. The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:
•
The Contract Value on each Contract anniversary that occurs prior to the oldest Owner attaining age 81; plus
•
Any Purchase Payments received by the Company since the applicable Contract anniversary; less
•
An adjustment for any withdrawals (including systematic withdrawals) and withdrawal charges made since the applicable anniversary. In the event of a withdrawal (including a systematic withdrawal), the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhancements, by Contract Value immediately prior to the withdrawal.
Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal. Assume:
(i)
The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)
The Owner is 60 years old when the Contract is issued.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner takes a free withdrawal of $4,900 in the third Contract Year. The Contract Value prior to the withdrawal is $35,000. As a result of the withdrawal, the Stepped Up Death Benefit is reduced as follows:
Withdrawal amount / Contract Value prior to withdrawal
$4,900 / $35,000 = 0.14 or 14%
Stepped Up Death Benefit x 14%
$65,000 x 14% = $9,100
$65,000 - $9,100 = $55,900
The Stepped Up Death Benefit following the withdrawal is $55,900.
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract is issued is 79 or younger.
Waiver of Withdrawal Charge — (This rider was available for purchase ONLY prior to July 1, 2012) —
This rider makes available a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65, (2) confinement to a nursing home, or (3) terminal illness.
The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a “hospital” or “qualified skilled nursing facility” for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.
The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a “terminal illness”; and (2) such illness was first diagnosed after the Contract was issued.
The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.
Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician’s statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.
The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.
If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. Note that if you purchased the Contract with this rider after age 65, you will receive no benefit from the disability portion of this rider and the annual rider charge will remain the same.
Example of the Waiver of Withdrawal Charge. Assume:
(i)The Owner is diagnosed with a terminal illness after the Contract is issued.
(ii)The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iii)The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $900 (($25,000 - $10,000) x 6.0%), and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge Rider, the $900 charge is waived, and the Owner receives the full $25,000.

Alternate Withdrawal Charge — (This rider was available for purchase ONLY prior to July 1, 2012) —
This rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the rider, which was available only at issue.
0-Year Schedule		4-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	7%
		2	7%
		3	6%
		4	5%
		5 and over	0%
If you purchased this rider, the withdrawal charge schedule above will apply in lieu of the 7-year withdrawal charge schedule described under “Contingent Deferred Sales Charge.” If the 4-Year Alternate Withdrawal Charge Rider had not been approved in your state, you may have purchased a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See “Extra Credit.”
Example of the 0-Year Alternate Withdrawal Charge. Assume:
(i)
The Owner purchased the Contract with the 0-Year Alternate Withdrawal Charge Rider.
(ii)
The Owner requests a withdrawal of $25,000 in Contract Year 2.
(iii)
The free withdrawal amount for Contract Year 2 is $10,000.
Without the 0-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $1,050, calculated as follows: ($25,000 - $10,000) x 7% Withdrawal Charge, and the Owner would receive $23,950 ($25,000 - $1,050). With the 0-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Example of the 4-Year Alternate Withdrawal Charge. Assume:
(i)
The Owner purchased the Contract with the 4-Year Alternate Withdrawal Charge Rider.
(ii)
The Owner requests a withdrawal of $25,000 in Contract Year 5.
(iii)
The free withdrawal amount for Contract Year 5 is $10,000.
Without the 4-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $600, calculated as follows: ($25,000 - $10,000) x 4% Withdrawal Charge, and the Owner would receive $24,400 ($25,000 - $600). With the 4-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Waiver of Withdrawal Charge—15 Years or Disability — (This rider was available for purchase ONLY prior to July 1, 2012) — This rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•
The Contract has been in force for 15 or more Contract Years; or
•
The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.
Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
Example of the Waiver of Withdrawal Charge—15 Years or Disability. Assume:
(i)
The Owner purchased the Contract with the Waiver of Withdrawal Charge—15 Years or Disability Rider.
(ii)
The Owner meets the criteria for total and permanent disability after the Contract Date and prior to age 65.
(iii)
The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iv)
The free withdrawal amount for Contract Year 3 is $10,000.

Without the Waiver of Withdrawal Charge—15 Years or Disability Rider, the charge applicable to the $25,000 withdrawal would be $900, calculated as follows: ($25,000 - $10,000) x 6% Withdrawal Charge, and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge—15 Years or Disability Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.

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The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://dfinview.com/SecurityBenefit/TAHD/814121471?site=PSBL.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000113082

Prospectus
May 1, 2022

ADVANCEDESIGNSSM VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
Security Benefit Life Insurance Company
and offered by Security Distributors, LLC
32-69181-00 2022/05/01
6918

ADVANCEDESIGNSSM VARIABLE ANNUITY
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
SBL Variable Annuity Account XIV
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the AdvanceDesigns Variable Annuity—an Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408, or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. The Contract is currently not sold to new investors.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called SBL Variable Annuity Account XIV (the “Separate Account”), or to the Fixed Account (if it is available under your Contract). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. Neither the refund nor the Contract Value will include any Credit Enhancements, if applicable. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Expenses for this Contract, if purchased with the Extra Credit Rider, may be higher than expenses for a contract without the Extra Credit Rider. The amount of Credit Enhancement may be more than offset by additional fees and charges. All or a portion of your Credit Enhancement may be recaptured upon cancellation of your Contract under the free look provision, surrender, withdrawal, or death.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2022
6918
Protected by U.S. Patent No. 7,251,623 B1.32-69181-00 2022/05/01

2

3

Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Bonus Credit — An amount added to Contract Value under the Automatic Bonus Credit Rider.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Debt — The unpaid loan balance including accrued loan interest.
Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date.
Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. The Fixed Account is not available in all states and is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider.
4

General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Guaranteed Rate — The minimum interest rate earned on Contract Value allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Participant — A Participant under a Qualified Plan.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — SBL Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
Important Information You Should Consider About the Contract

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals
If you withdraw money from your Contract within 7 years following your last
Purchase Payment, you may be assessed a surrender charge of up to 7% (as a percentage of the portion of the withdrawal amount consisting of Purchase
Payments, including any Bonus Credits paid), declining to 0% in the eighth year.
For example, if you were to withdraw $100,000 during a surrender charge period, you would be assessed a charge of up to $7,000.
Fee Table Fee Table – Examples Charges and Deductions – Contingent Deferred Sales Charge
Transaction Charges	Other than surrender charges (if any), there are no charges for other transactions (e.g., transferring money between investment options).	Not Applicable
5

	FEES AND EXPENSES			Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Interest on any
Contract loans is not reflected. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table
Fee Table – Examples
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Administration Charge
Charges and Deductions
– Account Adminis-
tration Charge
Charges and Deductions
– Optional Rider Charges
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.36%	1.61%
	Investment options[2] (Underlying Fund fees and expenses)	0.59%	4.58%
	Optional benefits available for an additional charge[3] (for a single optional benefit, if elected)	0.05%	0.85%
1
As a percentage of Contract Value allocated to the Separate Account. This amount includes the account administration charge.
2
As a percentage of Underlying Fund average net assets.
3
As a percentage of Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,738.52	Highest Annual Cost: $4,955.10
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
•No optional benefits
•No sales charges or advisory fees
•No additional Purchase Payments,
transfers or withdrawals
•No Contract loans
•No Credit Enhancement amounts

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base
Contract charge, optional benefits,
and Underlying Fund fees and
expenses
•No sales charges or advisory fees
•No additional Purchase Payments,
transfers or withdrawals
•No Contract loans
•No Credit Enhancement amounts

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your Contract or the amount of money that you actually receive. Withdrawals may also reduce or terminate
Contract guarantees.
•The benefits of tax deferral, long-term income, and living benefit guarantees mean the Contract is more beneficial to investors with a long time horizon.
Charges and Deductions – Contingent Deferred Sales Charge The Contract – General
6

	RISKS	Location in Prospectus
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that you choose under the Contract.
•Each investment option (including the Fixed Account, if available) has its own unique risks.
•You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security
Benefit Life Insurance Company. Any obligations (including under the Fixed
Account option), guarantees or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life
Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting www.securitybenefit.com.
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
	RESTRICTIONS	Location in Prospectus
Investments
•Certain investment options may not be available under your Contract.
•Certain Subaccounts prohibit you from transferring out and back within a period of calendar days.
•We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•There are certain restrictions on transfers between the Fixed Account and
Subaccounts.
•We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Transfers of Contract Value – Frequent Transfer Restrictions The Fixed Account – Transfers and Withdrawals from the Fixed Account Other Information – Changes to Investments
Optional Benefits
•Optional benefits are only available at Contract issue. You cannot change or cancel the benefits that you select after they are issued.
•Certain optional benefits are not available in every state and are subject to age restrictions. The 6% and 7% Guaranteed Growth Death Benefit is not
available to Texas residents.
•Certain optional benefits previously offered with the Contract are no longer available for purchase. We reserve the right to stop offering for purchase any currently available optional benefit at any time.
•Optional benefits may limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
•We do not have the right to modify or terminate an optional benefit.
Withdrawals, however, may reduce the value of an optional benefit by an amount greater than the value withdrawn or result in termination of the benefit.
Benefits Under the Contract – Optional Riders Appendix B – Riders Available for Purchase Only Prior to February 1, 2010
	TAXES	Location in Prospectus
Tax Implications
•If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
The Contract – Withdrawals to Pay Advisory Fees Charges and Deductions – Deduction of Advisory Fees Federal Tax Matters Federal Tax Matters – Qualified Plans
7

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. Because of the withdrawal charge and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests. The Fixed Account option (if available under your Contract), which guarantees the principal and a minimum interest rate, may also be available for investment. If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account.
A list of the Underlying Funds available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7), withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) are permitted after the Annuity Start Date. In general, optional benefits (e.g., the Annual Stepped Up Death Benefit) terminate upon annuitization if you elect one of Annuity Options 1 through 4, 7, or 8. If you elect Annuity Option 5 or 6, the optional benefit will continue after the
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Annuity Start Date if you purchase the Waiver of Withdrawal Charge Rider or the 0-Year or 4-Year Alternate Withdrawal Charge Rider, and the Company will continue to deduct optional benefit charges after the Annuity Start Date.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Loans. If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. A loan must be taken and repaid prior to the Annuity Commencement Date.
Waiver of Withdrawal Charge Rider. For an additional charge, under certain circumstances, we will waive your withdrawal charges.
Extra Credit Rider. For an additional cost during the first seven Contract Years, the Company adds to your Contract Value an amount known as a Credit Enhancement, which is based on a percentage of any Purchase Payments made in the first Contract Year. In the past, we offered a version of this rider at no cost. All or a portion of your Credit Enhancement may be recaptured upon free look, surrender, withdrawal, or death.
0-Year or 4-Year Alternate Withdrawal Charge. For an additional cost, this rider makes available an alternative, shorter withdrawal charge schedule. The withdrawal charge varies depending on the Purchase Payment age and will apply in lieu of the Contract’s seven-year withdrawal charge schedule.
Optional Living Benefits. Prior to February 1, 2010, we offered various optional living benefits that, for additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and may guarantee a minimum lifetime income.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but no surrender charge (if applicable) is assessed on such withdrawals, and the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts and the Fixed Account (if available) on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
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Transaction Expenses
Charge
Sales Load on Purchase Payments	None
Maximum Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	7%[1]
Transfer Fee (per transfer)	None
1 We also refer to this charge as a contingent deferred sales charge, withdrawal charge, and sales charge. The amount of the surrender charge is determined by reference to how long your Purchase Payments or Bonus Credits have been held under the Contract. Free withdrawals are available equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, in the first Contract Year, and (2)
10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See “Full and Partial Withdrawals”
and “Contingent Deferred Sales Charge” for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase an optional rider, you will pay additional charges, as shown below.
Annual Contract Expenses
	Charge
Administrative Expenses	$30.00[1]
Base Contract Expenses (as a percentage of average Contract Value)[2]	1.35%
Optional Benefit Expenses (as a percentage of Contract Value)[3]
Annual Stepped Up Death Benefit	0.20%
4% Extra Credit[4]	0.55%
Waiver of Withdrawal Charge*	0.05%
Alternate Withdrawal Charge (0-Year)*	0.70%
Alternate Withdrawal Charge (4-Year)[5]*	0.60%[6]
Net Loan Interest Charge	2.16%
5% Guaranteed Minimum Income Benefit	0.15%
3% Guaranteed Minimum Income Benefit	0.30%
6% Dollar for Dollar Guaranteed Minimum Income Benefit	0.60%
3% Guaranteed Growth Death Benefit	0.10%
5% Guaranteed Growth Death Benefit	0.20%
6% Guaranteed Growth Death Benefit[7]	0.25%
7% Guaranteed Growth Death Benefit[7]	0.30%
Combined Annual Stepped Up Death Benefit and Guaranteed Growth Death Benefit	0.25%
Enhanced Death Benefit	0.25%
Combined Enhanced and Annual Stepped Up Death Benefit	0.35%
Combined Enhanced and Guaranteed Growth Death Benefit	0.35%
Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit	0.40%
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit	0.85%
	Current	Maximum
Guaranteed Minimum Withdrawal Benefit[8]	0.45%	1.10%
Total Protection Rider[9]	0.85%	1.45%
3% Extra Credit[4]	0.40%
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Charge
5% Extra Credit[4]	0.70%
*
Charges for these riders will continue after the Annuity Start Date if you select Annuity Options 5 or 6.
1
We call this the account administration charge in your Contract, as well as in other places in this Prospectus. An account administration charge of $30 is deducted at each Contract Anniversary and a pro rata account administration charge is deducted (1) upon full withdrawal of
Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted. This fee is presented as part of the Base Contract Expenses in the section entitled “Important Information You Should Consider About Your
Contract” earlier in this Prospectus.
2
This charge consists of both a mortality and expense risk charge and an annual administration charge. The administration charge of 0.15%
is deducted daily. The mortality and expense risk charge is 1.45% but is reduced for larger Contract Values as follows: At least $25,000 but less than $100,000 – 1.30%; $100,000 or more – 1.20%. The minimum mortality and expense risk charge of 1.20% is deducted daily. Any mortality and expense risk charge above the minimum charge is deducted from your Contract Value on a monthly basis. During the Annuity
Period, the mortality and expense risk charge under Annuity Options 5 and 6 is calculated and deducted in the same manner as during the accumulation phase. However, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above and is deducted daily. The account administration charge also applies during the Annuity Period. See the discussion under “Mortality and Expense Risk Charge.”
3
If you purchase any optional riders, the charge will be calculated as a percentage of Contract Value and deducted from your Contract Value.
(See the applicable rider charges in the table.) You may not select riders with total charges that exceed 1.60% of Contract Value for riders elected prior to February 1, 2010 (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).This charge is based on the percentage of Contract Value allocated to the Separate Account.
4
The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
5
If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See “Alternate Withdrawal Charge.”
6
The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issued your rider on or after January 1, 2005.
However, if the Company issued your rider prior to that date, the charge is 0.55%.
7
Not available to Texas residents.
8
The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum
Withdrawal Benefit” In Appendix B – Riders Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 1.60% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate
Withdrawal Charge Rider).
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The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix B – Riders
Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of
1.60% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.59%	4.58%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.59%	2.07%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2023.

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
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These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the most expensive combination of optional benefits available for an additional charge. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$13,887.15	$27,439.97	$39,501.13	$67,873.48
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$7,684.93	$22,416.68	$36,336.78	$67,873.48
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$10,168.42	$17,184.23	$23,396.45	$40,392.40
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$3,826.55	$11,617.52	$19,595.99	$40,392.40
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A withdrawal charge may be assessed on withdrawals and surrenders, and it could be substantial. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. A tax may be assessed on withdrawals and surrenders, and it could be substantial. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of certain optional benefits by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and guaranteed rider benefits and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
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Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Disruption Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts (such as Russia’s invasion of the Ukraine and the resulting response by the United States and other countries). For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Credit Enhancement Risk — Expenses for a Contract with a Credit Enhancement may be higher than for a Contract without a Credit Enhancement. The amount of the Purchase Payment credit may be more than offset by the fees and charges associated with the credit. In addition, Credit Enhancements are excluded from the calculation of the optional living and death benefits. This means that, unlike Purchase Payments, Credit Enhancements do not increase the value of such benefits.
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit and guaranteed rider benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2021, the Company had total assets under management of approximately $46.5 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting
13

the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent, the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company. We do not guarantee the investment results of the Separate Account.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. Investing in Underlying Funds with managed volatility strategies may impact the value of certain guaranteed benefits under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
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One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies as other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting http://www.dfinview.com/SecurityBenefit/TAHD/814121489?site=PSBL.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0% to 0.35% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub- advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.10% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
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Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
Contingent Deferred Sales Charge — We also refer to this charge as the surrender charge, sales charge, or withdrawal charge in this Prospectus. The Company does not deduct sales charges from Purchase Payments before crediting them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. Purchase Payments include any Bonus Credits for purposes of assessing the withdrawal charge. As such, any Bonus Credits are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Credits. Purchase Payments do not include Credit Enhancements for the purpose of assessing the withdrawal charge.
The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.
The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments and/or Bonus Credits that exceeds the free withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Withdrawals are considered to come first from Purchase Payments, then Bonus Credits in the order they were received and then from earnings. Free withdrawal amounts do not reduce Purchase Payments and/or Bonus Credits for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the free withdrawal amount otherwise available in that Contract Year.
The amount of the charge will depend on how long your Purchase Payments and/or Bonus Credits have been held under the Contract. Each Purchase Payment Free WD Bonus Credits is considered to have a certain “age,” depending on the length of time since the Purchase Payment or Bonus Credit was effective. A Purchase Payment or Bonus Credit is “age one” in the year beginning on the date the Purchase Payment or Bonus Credit is applied by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:
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Purchase Payment or Bonus Credit Age (in years)	Withdrawal Charge
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%
The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. If we deduct the withdrawal charge from your remaining Contract Value, the withdrawal charge is also subject to a withdrawal charge.
Example of Withdrawal Charge Deducted from Withdrawal Payment and Deducted from Remaining Contract Value. Assume:
(i)
A withdrawal of $20,000 is requested in Contract Year 2
(ii)
The remaining free withdrawal amount in Contract Year 2 is $10,000
If the Owner requests that the withdrawal charge be deducted from the withdrawal payment, the withdrawal charge would be $700, calculated as follows:
(Withdrawal Amount – Remaining Free Withdrawal Amount) x Withdrawal Charge %
($20,000 - $10,000) x 7% = $700
The $700 withdrawal charge is deducted from the withdrawal payment before the Company sends it to the Owner. The Contract Value decreases by $20,000 and the Owner receives a total payment of $19,300 ($20,000 - $700).
If the Owner requests that the withdrawal charge be deducted from the remaining Contract Value, the withdrawal charge would be $752.69, calculated as follows:
(Withdrawal Amount - Remaining Free Withdrawal Amount)	x	Withdrawal Charge %
1– Withdrawal Charge %
($20,000 - $10,000) x (7% / (1 - 7%))
$10,000 x (7% / 93%)
$10,000 x 7.5269% = $752.69
The $752.69 withdrawal charge is deducted from the Contract Value. The Contract Value decreases by $20,752.69 ($20,000 + $752.69) and the Owner receives a total payment of $20,000.
In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments and Bonus Credits paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) Annuity Options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.
The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the mortality and expense risk charge.
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Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. Currently, in Maine, South Dakota and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Contract. Those amounts are currently 2.00%, 1.25% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5% but are subject to change by a governmental entity.
Deduction of Advisory Fees — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. However, no surrender charges will apply to such deductions, and the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
We have entered into an agreement with an investment adviser, Provident Capital Management, Inc. (“PCM”), to provide asset allocation services in connection with the Contract. In providing such asset allocation services, PCM currently uses the Ibbotson Asset Allocation Program, a proprietary asset allocation and rebalancing program developed by Ibbotson Associates Advisors, LLC. We pay PCM a monthly fee, which is based on the aggregate Contract Value of those Contracts for which Owners have retained PCM to provide such services. PCM has agreed that it will not charge Owners for its asset allocation services provided in connection with the Contract for so long as its agreement with the Company is in effect. You should consult with your representative for details regarding PCM’s services.
Annual Contract Expenses
Administrative Expenses
Account Administration Charge — The Company deducts an account administration charge of $30 from Contract Value at each Contract anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge
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(1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.
Base Contract Expenses
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 1.20%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	1.45%
At least $25,000 but less than $100,000	1.30%
$100,000 or more	1.20%
During the Annuity Period, the mortality and expense risk charge is as follows:
Annuity Option	Annual Mortality and Expense Risk Charge
Annuity Options 5 & 6	See table immediately above.
Annuity Options 1-4, 7 & 8	1.25%
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge — The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contracts and operation of the Subaccounts. This charge continues during the Annuity Period.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds” for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as intermediary for, the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.
Loan Interest Charge — The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to 5.16% plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
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Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Optional Rider Charges — In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue.
The Company deducts a monthly charge from the Contract Value for any riders elected by the Owner. The Company will deduct the monthly rider charge from the Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8. If you elect Annuity Option 5 or 6, the Company will deduct the monthly rider charge for the life of the Contract if you purchase the Waiver of Withdrawal Charge Rider or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. You may not select riders with total charges in excess of 1.60% of Contract Value, for riders elected prior to February 1, 2010.
As noted in the table, certain riders are no longer available for purchase. For more information on riders that were available for purchase only prior to February 1, 2010, please see Appendix B – Riders Available for Purchase Only Prior to February 1, 2010 and Appendix C – Automatic Bonus Credit Rider.
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Optional Rider Expenses (as a percentage of Contract Value)
	Annual Rider Charge
	Current	Maximum
4% Extra Credit[1]	0.55%
Annual Stepped Up Death Benefit	0.20%
Waiver of Withdrawal Charge*	0.05%
Alternate Withdrawal Charge (0-Year)*	0.70%
Alternate Withdrawal Charge (4-Year)[2]*	0.60%[3]
3% Guaranteed Minimum Income Benefit	0.15%
5% Guaranteed Minimum Income Benefit	0.30%
6% Dollar for Dollar Guaranteed Minimum Income Benefit	0.60%
3% Guaranteed Growth Death Benefit	0.10%
5% Guaranteed Growth Death Benefit	0.20%
6% Guaranteed Growth Death Benefit[4]	0.25%
7% Guaranteed Growth Death Benefit[4]	0.30%
Combined Annual Stepped Up and Guaranteed Growth Death Benefit	0.25%
Enhanced Death Benefit	0.25%
Combined Enhanced and Annual Stepped Up Death Benefit	0.35%
Combined Enhanced and Guaranteed Growth Death Benefit	0.35%
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit	0.40%
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit	0.85%
Guaranteed Minimum Withdrawal Benefit[5]	0.45%	1.10%
Total Protection[6]	0.85%	1.45%
3% Extra Credit[1]	0.40%
5% Extra Credit[1]	0.70%
*
Charges for these riders will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1
The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
2
If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See “Alternate Withdrawal Charge.”
3
The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your rider on or after January 1, 2005.
However, if the Company issued your rider prior to that date, the charge is 0.55%.
4
Not available to Texas residents.
5
The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum
Withdrawal Benefit” In Appendix B – Riders Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 1.60% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate
Withdrawal Charge Rider).
6
The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix B – Riders
Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of
1.60% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).

Guarantee of Certain Charges — The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 1.45% (1.25% during the Annuity Period) of each Subaccount’s average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount’s average daily net assets; and (3) the account administration charge will not exceed $30 per year.
Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying
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Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.
The Contract is available for purchase by an individual as a nontax qualified contract (“Non-Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408, or 408A of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Your Contract may permit you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
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Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Owner’s account to government regulators. In addition, the Company may be required to block the Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts and/or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account (if available).
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the
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Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and/or the Fixed Account in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Invesco V.I. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts, and the effective date on which the Subaccounts were closed or will close.
Closed Subaccounts	Effective Date
American Century VP Mid Cap Value	May 1, 2015
In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Invesco V.I. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
•
If you had Contract Value allocated to the American Century VP Mid Cap Value Subaccount on May 1, 2015, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the American Century VP Mid Cap Value Subaccount pursuant to an Automatic Allocation Program will remain in effect.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high.
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Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis, or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
If the Fixed Account is available under your Contract, you may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer or, in the case of a new Contract, will allocate the initial Purchase Payment among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the
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Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the close of a Valuation Date (normally 3:00 p.m. Central Time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
You may also transfer Contract Value to the Fixed Account, provided that the Fixed Account is available under your Contract. Transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.” The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Invesco V.I. Government Money Market Subaccount. In addition, transfers are subject to the frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as described below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•
the total dollar amount being transferred;
•
the number of transfers you made within a period of time;
•
transfers to and from (or from and to) the same Subaccount;
•
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
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•
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
There is a risk that some Owners and Participants may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim VIF SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the Guggenheim VIF SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
American Century VP Mid Cap Value, American Century VP Ultra®, American Century VP Value	30 days
BNY Mellon IP Technology Growth	60 days
ClearBridge Variable Aggressive Growth, ClearBridge Variable Small Cap Growth	30 days
Franklin Income VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Small Cap Value VIP Fund	30 days
Guggenheim VIF All Cap Value, Guggenheim VIF Alpha Opportunity, Guggenheim VIF
High Yield, Guggenheim VIF Large Cap Value, Guggenheim VIF Long Short Equity,
Guggenheim VIF Managed Asset Allocation, Guggenheim VIF Multi-Hedge Strategies,
Guggenheim VIF Small Cap, Guggenheim VIF SMid Cap Value, Guggenheim VIF
StylePlus Large Core, Guggenheim VIF StylePlus Large Growth, Guggenheim VIF
StylePlus Mid Growth, Guggenheim VIF StylePlus Small Growth, Guggenheim VIF Total
Return Bond, Guggenheim VIF World Equity Income
30 days
Invesco V.I. Discovery Mid Cap Growth Fund, Invesco V.I. Main Street Small Cap Fund,
Invesco V.I. Core Plus Bond, Invesco V.I. Comstock, Invesco V.I. Equity and Income,
Invesco V.I. EQV International Invesco V.I. Global Real Estate, Invesco V.I. Government
Securities, Invesco V.I. Health Care, Invesco V.I. Main Street Mid Cap Fund, Invesco V.I.
Value Opportunities, Invesco V.I. American Value
30 days
Invesco V.I. Government Money Market	Unlimited
Janus Henderson VIT Enterprise, Janus Henderson VIT Research	30 days
MFS® VIT II Research International, MFS® VIT Total Return, MFS® VIT Utilities	30 days
Morgan Stanley VIF Emerging Markets Equity	30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging Markets Bond, PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return	30 days
Royce Micro-Cap	30 days
Western Asset Variable Global High Yield Bond	30 days
In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such
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policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners and Participants, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners and Participants who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner or Participant in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner or Participant, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Owners and Participants seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners and Participants determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners and Participants without special arrangement, waiver, or exception, aside from allocations to the Invesco V.I. Government Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Invesco V.I. Government Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Owners and Participants bear the risks associated with such activity,
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including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and Participants and, as a result, the Company will inadvertently treat those Owners and Participants differently than Owners and Participants it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners and Participants may be treated differently than others. Consequently, there is a risk that some Owners and Participants may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
•
Investment performance of the Subaccounts to which you have allocated Contract Value,
•
Interest credited to the Fixed Account,
•
Payment of Purchase Payments,
•
The amount of any outstanding Contract Debt,
•
Full and partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), and
•
Charges assessed in connection with the Contract, including charges for any optional Riders selected.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements and Bonus Credits, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as loans, full or partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any applicable requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment
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performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 1.20%, (5) the administration charge under the Contract of 0.15%, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 1.20% and the administration charge of 0.15% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us prior to any announced closing of regular trading on the NYSE (the “cut-off time”) to be processed on the current Valuation Date. The NYSE normally closes at 3:00 p.m. Central time so financial transactions normally must be received prior to that time. Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including systematic withdrawals and withdrawals to pay investment advisory fees, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals and withdrawals to pay investment advisory fees) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and the written consent of any effective assignee or irrevocable beneficiary, if applicable).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments and/or Bonus Credits that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.” If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.” The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, and national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all
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or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, any premium tax charge, and a percentage of any Credit Enhancements that have not yet vested. See “Premium Tax Charge” and “Extra Credit.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
If a partial withdrawal (other than a systematic withdrawal or a withdrawal to pay investment advisory fees) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. No surrender charges will be assessed on a withdrawal to pay advisory fees and the deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce death benefits and any guaranteed benefit values, perhaps significantly. See “Benefits Under the Contract – Optional Riders.”
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or the Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner
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may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charges and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you, as of the Valuation Date on which the Company receives your Contract, Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we received your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Credits during the Free-Look Period.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancements); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be calculated as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:
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1.
The sum of all Purchase Payments, less any reductions caused by previous withdrawals, including withdrawal charges, or
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death).
If any Owner was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.
If you purchased one of the optional riders that provides an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of the Annual Stepped Up Death Benefit Rider above, as well as the discussion of the Guaranteed Growth Death Benefit Rider; Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider; Enhanced Death Benefit Rider; Combined Enhanced and Annual Stepped Up Death Benefit Rider; Combined Enhanced and Guaranteed Growth Death Benefit Rider; Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Rider; 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider; and Total Protection Rider in Appendix B – Riders Available for Purchase Only Prior to February 1, 2010. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. No Credit Enhancements will be recaptured from the Death Benefit that are attributable to amounts allocated to the Fixed Account.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Participant has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner’s death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing or other approved means at our Administrative Office.
Example of the Standard Death Benefit. Assume:
(i)
The initial Purchase Payment is $100,000
(ii)
The Owner takes one withdrawal of $10,000 over the life of the Contract
(iii)
At the time of the Owner’s death, the Contract Value is $89,000
(iv)
There is no outstanding Contract Debt and no unvested Credit Enhancements at the time of the Owner’s death
If the Owner was 80 years old or younger on the Contract Date, the standard death benefit is the greater of the Contract Value or total Purchase Payments less any withdrawals (including withdrawal charges). The Contract Value is $89,000, and the amount of total Purchase Payments less withdrawals and withdrawal charges is $90,000. Thus, the death benefit is $90,000.
If the Owner was 81 years or older on the Contract Date, the standard death benefit is the Contract Value, which is $89,000.
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Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)
The Contract Value grows at an annual rate of 3%.
(iii)
An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
Distribution Requirements — The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For Contracts issued in connection with a Non-Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and the Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, that the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or
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life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Please note that any death benefit we may pay in excess of the Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available or have previously been offered. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts and the Fixed Account, if available.	There is no charge for this option.
•The minimum amount that may be transferred to any one
Subaccount is $25.00.
•The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
•Transfers can be made for a fixed period of time, until the total amount elected has been transferred, or until the Contract Value in the Subaccount from which transfers are made has been depleted.
•After termination of the Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	•The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
DCA Plus Account
Interest is credited to Purchase
Payments allocated to the DCA
Plus Account, which is part of the
Company’s Fixed Account, and
amounts are systematically
transferred monthly to the
Subaccounts over the DCA Plus
Period, per your election.
There is no charge for this option.
•The rate of Current Interest credited to the DCA Plus Account will be fixed for the applicable DCA Plus Period (a six-month or
12-month period that begins as of the Valuation Date your
Purchase Payment is applied to the DCA Plus Account).
•The rate of interest for the Fixed Account allocations could be higher.
•You may only allocate Purchase Payments to the DCA Plus
Account. Transfers of Contract Value are not permitted.
•Not available if you have purchased the Extra Credit Rider at 3%,
4% or 5%, the 0-Year or 4-Year Alternate Withdrawal Charge Rider,
or if the DCA Plus Period has expired.
•Not available in all states.

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Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit – Contract Issue Age 80 or Younger	Provides a death benefit equal to the greater of all Purchase Payments, less any withdrawals, including withdrawal charges, or the Contract Value.	There is no charge for this option.
•The death benefit will be reduced by any outstanding Contract
Debt, any pro rata account administration charge, and any
uncollected premium tax.
•Purchase Payments do not include any Credit Enhancements
and/or Bonus Credits.
•The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Standard Death Benefit – Contract Issue Age 81 and Older	Provides a death benefit equal to the Contract Value.	There is no charge for this option.
•The death benefit will be reduced by any outstanding Contract
Debt, any pro rata account administration charge and any
uncollected premium tax.
•The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Systematic Withdrawals	Allow you to set up an automatic payment of up to 10% of your total Purchase Payments each year.	There is no charge for this option.	•Each payment must be at least $100 (unless we consent otherwise). •Withdrawals may be subject to income tax and penalties.
Optional Benefits
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (excluding Credit Enhancements and Bonus Credits and less any withdrawals and withdrawal charges, (2) the Contract Value, or (3) the Stepped Up Death Benefit.	0.20%
•We will recapture any Credit Enhancements, if applicable, during the 12 months preceding the Owner’s date of death.
•The death benefit is no longer eligible to “step up” on any Contract anniversary following your 81st birthday.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value as of the
Valuation Date such proof of death and instructions are received by the Company.
•Certain withdrawals could significantly reduce or even terminate the benefits.
•Available if the Owner is 79 or younger on the Contract Date.
•Available at Contract issue only.
•The benefit will terminate at the Annuity Start Date.
•The death benefit will be reduced by any outstanding Contract
Debt, pro rata account administration charge, and premium tax.

Waiver of Withdrawal Charge	Provides a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65, (2) confinement to a nursing home, or (3) terminal illness.	0.05%
•Subject to a written physician’s statement acceptable to the
Company or a certified Social Security finding of disability.
•We will recapture any Credit Enhancements, if applicable, credited during the 12 months preceding any withdrawal.
•You will receive no benefit from the disability portion of this rider
(and the rider charge will remain the same) if you purchase the
Contract with this rider after age 65.
•The benefit differs and is not available in certain states.
•Available at Contract issue only.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

Alternate Withdrawal Charge (0-Year)	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s 7-year withdrawal charge schedule.	0.70%
•Not available with the Fixed Account.
•We may recapture any Credit Enhancement in the event of a full or partial withdrawal.
•Available at Contract issue only.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

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Optional Benefits
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Alternate Withdrawal Charge (4-Year)	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s 7-year withdrawal charge schedule.	0.60%[1]
•Not available with the Fixed Account.
•We may recapture any Credit Enhancement in the event of a full or partial withdrawal.
•Available at Contract issue only.
•If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a particular state, the 3-Year Withdrawal Charge Rider is available for a fee or 0.40%.
•This rider may provide a benefit only if a withdrawal is taken in the five to seven Contract years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the 7-year schedule.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

4% Extra Credit	Provides a Credit Enhancement equal to 4% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	0.55%
•Credit Enhancements are only applied to Purchase Payments
received in the first Contract Year. If Purchase Payments are made in subsequent Contract Years, the charge for this benefit will increase proportionately in relation to those Purchase Payments and no additional Credit Enhancement will be applied.
•Not available with the Fixed Account.
•You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•Credit Enhancements are not fully vested until the seventh Contract anniversary. Until that date, all or a portion of the Credit
Enhancement(s) will be forfeited under certain circumstances.
•Available if the Owner is age 80 or younger on the Contract Date.
•Available at Contract issue only.

Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (excluding Credit Enhancements and Bonus Credits and less any withdrawals and withdrawal charges, (2) the Contract Value, or (3) the Stepped Up Death Benefit.	0.20%
•We will recapture any Credit Enhancements, if applicable, during the 12 months preceding the Owner’s date of death.
•The death benefit is no longer eligible to “step up” on any Contract anniversary following your 81st birthday.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value as of the
Valuation Date such proof of death and instructions are received by the Company.
•Certain withdrawals could significantly reduce or even terminate the benefits.
•Available if the Owner is age 79 or younger on the Contract Date.
•Available at Contract issue only.
•The benefit will terminate at the Annuity Start Date.
•The death benefit will be reduced by any outstanding Contract
Debt, pro rata account administration charge, and outstanding premium tax.

Waiver of Withdrawal Charge	Provides a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65, (2) confinement to a nursing home, or (3) terminal illness.	0.05%
•Subject to a written physician’s statement acceptable to the
Company or a certified Social Security finding of disability.
•We will recapture any Credit Enhancements, if applicable, credited during the 12 months preceding any withdrawal.
•You will receive no benefit from the disability portion of this rider
(and the rider charge will remain the same) if you purchase the
Contract with this rider after age 65.
•The benefit differs and is not available in certain states.
•Available at Contract issue only.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

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Optional Benefits (Available for Purchase Only Prior to February 1, 2010)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value).	Brief Description of Restrictions/Limitations
Automatic Bonus Credit (Available May 1, 2005 through December 31, 2007)	Provided a Bonus Credit, which was automatically added to Contract Value, equal to 2% of each Purchase Payment made in the first Contract Year.	There was no charge for this benefit.
•Bonus Credits are only applied to Purchase Payments received in the first Contract Year.
•Bonus Credit is subject to any applicable withdrawal charge.
•Available for Contracts purchased in connection with the transfer or exchange of a variable annuity contract issued by another
insurance company, provided the initial Purchase Payment was received no later than February 28, 2008.
•Not available with the 0-Year Alternate Withdrawal Charge Rider.
•If you also elected a 4-Year Alternate Withdrawal Charge Rider, your Bonus Credit was equal to 1%, not 2%, of each Purchase
Payment received in the first Contract Year.
•Available at Contract issue if the Owner was age 80 or younger.

Guaranteed Growth Death Benefit
Provides an enhanced death
benefit equal to the Purchase
Payments and any Credit
Enhancements and/or Bonus
Credits, less premium tax and
any withdrawals, increased at an
annual effective rate of interest
(which you elect when you
purchase the benefit) adjusted for
withdrawals.
		3%: 0.10%
•The death benefit is no longer subject to increase following the
Contract Anniversary after your 80th birthday.
•6% and 7% not available to Texas residents.
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If you elect the Guaranteed Growth Death Benefit at 5%, 6% or
7%, the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market
Subaccount, the Fixed Account, and the Loan Account.
•The death benefit is capped at an amount equal to 200% of
Purchase Payments (not including any Credit Enhancements
and/or Bonus Credits), less premium tax and any withdrawals, including withdrawal charges.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the
Valuation Date such proof of death and instructions are received by the Company.
•Available if the Owner was age 79 or younger on the Contract
Date.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

		5%: 0.20%
		6%: 0.25%
		7%: 0.30%
Enhanced Death Benefit	Provides an enhanced death benefit equal to your Contract Value, increased by an enhanced amount based on a percentage of Contract gains.	0.25%
•The enhanced death benefit amount is calculated using a lower percentage for Contract issue age 70 or older.
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the
Valuation Date such proof of death and instructions are received by the Company.
•Available if the Owner was age 79 or younger on the Contract
Date.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

38

Optional Benefits (Available for Purchase Only Prior to February 1, 2010)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value).	Brief Description of Restrictions/Limitations
Guaranteed Minimum Withdrawal Benefit
Permits you to withdraw up to a
specified amount each Contract
Year, regardless of the
performance of your Contract
Value, until the Remaining Benefit
Amount is reduced to $0. You
may periodically increase the
Benefit Amount through resets.
		Current: 0.45%
•You are only eligible to reset the remaining Benefit Amount every five years.
•The rider charge may be increased in the event you elect a reset.
•While the rider is in effect, we reserve the right to restrict subsequent Purchase Payments.
•Available only if the Owner and Annuitant were age 85 or younger on the rider purchase date.
•Certain withdrawals could significantly reduce or even terminate the benefits.
•If a withdrawal (including a withdrawal to pay advisory fees)
exceeds the Annual Withdrawal Amount, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual Withdrawal Amount, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by
substantially more than the actual amount of the withdrawal.

		Maximum: 1.10%[2]
Guaranteed Minimum Income Benefit (3% or 5%)	Provides a minimum amount (“Minimum Income Benefit”), based on a 3% or 5% crediting rate, for the purchase of a fixed Annuity only.	3%: 0.15%
•You may only apply the Minimum Income Benefit to purchase
certain fixed Annuity options.
•You may not exercise this benefit or convert it to an income stream until your 10th Contract anniversary.
•If you elected the benefit at 5%, the Company credits a maximum rate of 4% for amounts allocated to the Invesco V.I. Government
Money Market, the Fixed Account and the Loan Account.
•Available only if the Owner was age 79 or younger on the Contract
Date.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

		5%: 0.30%
6% Dollar for Dollar Guaranteed Minimum Income Benefit (formerly the Dollar for Dollar Living Benefit)	Provides a minimum amount “Minimum Income Benefit”), based on a 6% crediting rate, for purchase of a fixed Annuity, and allows withdrawal of a specified amount each Contract Year (“Annual Limit”) without a proportional reduction to the Minimum Income Benefit.	0.60%
•The Company will credit a maximum rate of 3%, not 6%, for
amounts allocated to the Invesco V.I. Government Money Market
Subaccount, the Fixed Account, the PIMCO Low Duration
Subaccount, and the Loan Account; however, you will still pay the full rider charge.
•If the Owner annuitizes the Contract before the tenth anniversary of the rider purchase date or at any time thereafter other than within the 30-day period following a Contract anniversary, the Minimum
Income Benefit is not available.
•Available if the age of the Annuitant was 79 or younger on the
Contract Date.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

39

Optional Benefits (Available for Purchase Only Prior to February 1, 2010)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value).	Brief Description of Restrictions/Limitations
Combined Annual Stepped Up and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greater of the Stepped Up Death Benefit and the Guaranteed Growth Death Benefit.	0.25%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the
Valuation Date such proof of death and instructions are received by the Company.
•Available if the Owner was age 79 or younger on the Contract
Date.
•See Annual Stepped Up Death Benefit and Guaranteed Growth
Death Benefit above.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Combined Enhanced and Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal to the greatest of the (1) Purchase Payments (less any withdrawals, including withdrawal charges), (2) the Contract Value plus the Enhanced Death Benefit, or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit.	0.35%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the
Valuation Date such proof of death and instructions are received by the Company.
•Available if the Owner was age 79 or younger on the rider issue date.
•See Enhanced Death Benefit and Annual Stepped Up Death
Benefit above.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Combined Enhanced and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (less any withdrawals, including withdrawal charges), (2) the Contract Value plus the Enhanced Death Benefit, or (3) and the Guaranteed Growth Death Benefit at 5% plus the Enhanced Death Benefit.	0.35%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the
Valuation Date such proof of death and instructions are received by the Company.
•Available if the Owner was age 79 or younger on the rider issue date.
•See Enhanced Death Benefit and Guaranteed Growth Death
Benefit above.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

40

Optional Benefits (Available for Purchase Only Prior to February 1, 2010)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value).	Brief Description of Restrictions/Limitations
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) Purchase Payments (less any withdrawals, including withdrawal charges), (2) the Contract Value plus the Enhanced Death Benefit, (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit, or (4) and the Guaranteed Growth Death Benefit at 5% plus the Enhanced Death Benefit.	0.40%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value on the
Valuation Date such proof of death and instructions are received by the Company.
•Available if the Owner was age 79 or younger on the rider issue date.
•See Enhanced Death Benefit, Annual Stepped Up Death Benefit,
and Guaranteed Growth Death Benefit above.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit (formerly the Dollar for Dollar Combination Benefit)	Provides a minimum amount (“Minimum Income Benefit”), based on a 6% crediting rate, for purchase of a fixed Annuity, as well as an enhanced death benefit equal to the greatest of (1) Purchase Payments less withdrawals, (2) Contract Value, or (3) Purchase Payments, less withdrawals, increased at an annual effective rate of 6%, and allows withdrawal of a specified amount each Contract Year (“Annual Limit”) without a proportional reduction to the Minimum Death Benefit.	0.85%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•Available if each Annuitant and Owner was age 79 or younger on the Contract Date.
•Certain withdrawals could significantly reduce or even terminate the benefits.
•See 6% Dollar for Dollar Guaranteed Minimum Income Benefit and
Guaranteed Minimum Death Benefit above.
•If a withdrawal (including a withdrawal to pay advisory fees)
exceeds the Annual Limit, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual
Limit, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by substantially more than the actual
amount of the withdrawal.

Total Protection
Provides (1) a Guaranteed
Growth Death Benefit at 5%, (2)
a Guaranteed Minimum
Withdrawal Benefit with an
Annual Withdrawal Amount of
5%, and a Benefit Amount of
100%, and (3) a Guaranteed
Minimum Accumulation Benefit,
which provides a guaranteed
minimum Contract Value at the
end of ten years.
		Current: 0.85%
•The Guaranteed Minimum Accumulation Benefit will terminate 10 years after the rider purchase date if no reset is elected.
•The Guaranteed Growth Death Benefit is reduced by any Annual
Withdrawal Amount and is reduced proportionately by any
withdrawal that exceeds the Annual Withdrawal Amount for a
Contract Year. 7
•Five years after the rider purchase date, under certain
circumstances, you may elect to reset the Remaining Benefit
Amount, the Guaranteed Growth Death Benefit, and the
Guaranteed Minimum Accumulation Benefit.
•While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments.
•Available if each Annuitant and Owner was age 79 or younger on the rider issue date.
•See Guaranteed Growth Death Benefit, Guaranteed Minimum
Withdrawal Benefit, and 6% Dollar for Dollar Guaranteed Minimum
Income Benefit above.
•If a withdrawal (including a withdrawal to pay advisory fees)
exceeds the Annual Limit, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual
Limit, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by substantially more than the actual
amount of the withdrawal.

		Max: 1.45%[3]
41

Optional Benefits (Available for Purchase Only Prior to February 1, 2010)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value).	Brief Description of Restrictions/Limitations
3% and 5% Extra Credit	Provides a Credit Enhancement equal to 3% or 5% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	3%: 0.40%
•Credit Enhancements are only applied to Purchase Payments
received in the first Contract Year.
•Not available with the Fixed Account.
•You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•Credit Enhancements are subject to recapture under certain
circumstances.
•Available only if the Owner was age 80 or younger on the Contract
Date.

5%: 0.70%
1
The charge for the 4-Year Alternate Withdrawal Rider is 0.60% if the Company issues your rider on or after January 1, 2005. However, if the
Company issued your rider prior to that date, the charge is 0.55%.
2
The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. The current charge for such rider is used in calculating the maximum rider charge of 1.60% (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).
3
The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix B – Riders Available for
Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 1.60% of
Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0-Year Alternate Withdrawal Charge Rider).

Optional Riders — Upon your application for the Contract, you may select one or more of the following riders (Owners who purchased their Contracts prior to February 1, 2010 were not permitted to select riders with total rider charges in excess of 1.60%):
•
Annual Stepped Up Death Benefit;
•
Extra Credit at 4%;1
•
Waiver of Withdrawal Charge; or
•
0-Year or 4-Year Alternate Withdrawal Charge.1
1
The Fixed Account is not available under your Contract if you select the Extra Credit Rider at 4% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider.
The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. The Annual Stepped Up Death Benefit Rider, Extra Credit at 4% Rider, and Alternate Withdrawal Charge Riders are available in every state. The Waiver of Withdrawal Charge Rider is not available in every state. See a detailed description of each rider below.
The deduction of advisory fees from your Contract Value to pay a financial intermediary is treated as a withdrawal under the Contract. Such deductions will reduce death benefits and any guaranteed benefit values, perhaps significantly. Consult your financial intermediary as to the impact of deducting advisory fees from your Contract Value prior to making an election.
For information on riders that are no longer available for purchase, please see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and Appendix C – Automatic Bonus Credit Rider.
Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Annual Stepped Up Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge, and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit (except the death benefit calculated under number 1 below) also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits) less any withdrawals (including systematic withdrawals) and withdrawal charges;
42

2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.
The Stepped Up Death Benefit.
The Stepped Up Death Benefit is the largest result determined for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:
•
The Contract Value on each Contract anniversary that occurs prior to the oldest Owner attaining age 81; plus
•
Any Purchase Payments received by the Company since the applicable Contract anniversary; less
•
An adjustment for any withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees) and withdrawal charges made since the applicable anniversary. In the event of a withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees), the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any applicable withdrawal charges, premium taxes and/or forfeited Credit Enhancements, by the Contract Value immediately prior to the withdrawal.
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in number 2 above.
This rider is available only if the age of the Owner at the time the Contract is issued is 79 or younger. See the discussion under “Death Benefit.”
Example of the Annual Stepped Up Death Benefit. Assume:
(i)
The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)
The Owner is 60 years old when the Contract is issued.
(iii)
The Owner takes no withdrawals between the date the Contract was issued and the date of the Owner’s death.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner dies during the third Contract Year. At the time of the Owner’s death, the Contract Value is $55,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this case, $50,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $55,000); or (3) the Stepped Up Death Benefit (in this case, $65,000). Thus, $65,000 is the death benefit.
Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal. Assume:
(i)
The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)
The Owner is 60 years old when the Contract is issued.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner takes a free withdrawal of $4,900 in the third Contract Year. The Contract Value prior to the withdrawal is $35,000. As a result of the withdrawal, the Stepped Up Death Benefit is reduced as follows:
43

Withdrawal amount / Contract Value prior to withdrawal
$4,900 / $35,000 = 0.14 or 14%
Stepped Up Death Benefit x 14%
$65,000 x 14% = $9,100
$65,000 - $9,100 = $55,900
The Stepped Up Death Benefit following the withdrawal is $55,900.
Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal to Pay Advisory Fees. Assume:
(i)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(ii)
The Stepped Up Death Benefit prior to the advisory fee withdrawal is $125,000.
The Owner makes a $1,000 withdrawal to pay advisory fees. The Stepped Up Death Benefit is reduced as follows:
Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$125,000 x [1 - ($1,000 / $100,000)]
$125,000 x 1 - .01 = $123,750
The $1,000 withdrawal causes the Stepped Up Death Benefit to decrease by $1,250.
Extra Credit — For an additional charge, as reflected in the Fee Table, this rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Prior to February 1, 2010, a Credit Enhancement of 3% or 5% was also available for election. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment.
This rider is available only if the age of the Owner on the Contract Date is age 80 or younger at issue. If you elect this rider, you may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.
Example of the Credit Enhancement Applied to Initial and Subsequent Purchase Payments. Assume:
(i)
The Owner purchased the Contract with the 4% Extra Credit Rider.
(ii)
The initial Purchase Payment is $100,000.
The amount of the Credit Enhancement added to the Contract Value would be $4,000 ($100,000 x 4%). Thus, the Contract Value at issue would be $104,000.
Six months later the Owner makes a Purchase Payment of $50,000. The additional Purchase Payment will increase the Contract Value by $52,000, the amount of the $50,000 Purchase Payment plus $2,000 ($50,000 x 4%).
In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each Contract Date anniversary and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:
1.
The amount of the withdrawal, including any applicable withdrawal charges, premium taxes and/or forfeited Credit Enhancements, less the free withdrawal amount, by
2.
The Contract Value immediately prior to the withdrawal.
44

The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the free withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser.
The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. In addition, if you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See “Waiver of Withdrawal Charge.” Death benefit proceeds may exclude all or part of any Credit Enhancements. See “Death Benefit” and the discussions of the death benefit riders.
Example of Credit Enhancement Vesting and Recapture upon Withdrawal in Excess of the Free Withdrawal Amount. Assume:
(i)
The Owner purchased the Contract with the 4% Extra Credit Rider.
(ii)
The initial Purchase Payment is $175,000.
The amount of the Credit Enhancement added to the Contract Value would be $7,000 ($175,000 x 4%). Thus, the Contract Value at issue would be $182,000.
An amount equal to 1/7 of the Credit Enhancement vests each Contract anniversary, and the Credit Enhancement is fully vested seven years from the date the Contract was issued. Assuming no withdrawals in excess of the free withdrawal amount are taken during the first seven Contract Years, the table below shows how the $7,000 Credit Enhancement vests each year:
Beginning of Contract Year	Vested Credit Enhancement	Unvested Credit Enhancement
1	$0.00	$7,000
2	$1,000	$6,000
3	$2,000	$5,000
4	$3,000	$4,000
5	$4,000	$3,000
6	$5,000	$2,000
7	$6,000	$1,000
8	$7,000	$0.00
Due to negative market performance, in Contract Year 3, the Contract Value is $100,000, and the free withdrawal amount is $10,000. The Owner requests a withdrawal of $20,000, $10,000 more than the free withdrawal amount. The Credit Enhancement recapture is calculated as follows:
(Withdrawal Amount – Free Withdrawal Amount)	x	Unvested Credit Enhancement
(Contract Value Prior to Withdrawal – Unvested Credit Enhancement)
($20,000 - $10,000)	x	$5,000	=	$526.32
($100,000 - $5,000)
The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider may make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in
45

subsequent Contract Years, the applicable rider charge will increase in correlation to Purchase Payments and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.
If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less or if you make additional Purchase Payments after the first Contract Year, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.
Interest Rate	Rate of Return (net of expenses)
3%*	-5.00%
4%	-1.50%
5%*	0.80%
* Effective February 1, 2010, the 3% and 5% Credit Enhancements are no longer available for election with the Extra Credit Rider.
The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.
Prior to May 1, 2010, on a non-discriminatory basis the Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchanged their current contract for this Contract and paid a withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer’s initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer’s exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her right to return the Contract during the Free-Look period and was subject to a withdrawal charge.
Waiver of Withdrawal Charge — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available a waiver of withdrawal charge in the event of (1) total and permanent disability prior to age 65, (2) your confinement to a nursing home, or (3) terminal illness.
The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a “hospital” or “qualified skilled nursing facility” for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.
The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a “terminal illness”; and (2) such illness was first diagnosed after the Contract was issued.
The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.
Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician’s statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.
The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver. The confinement to a nursing home provision of the Waiver of Withdrawal Charge is not available in California and Massachusetts. The terminal illness provision of the Waiver of Withdrawal Charge is not available in California and New Jersey.
If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. This means that if the withdrawal amount exceeds the Purchase Payment(s) made during the 12 months preceding the withdrawal, 100% of any Credit Enhancements paid will be
46

forfeited. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. Note that if you purchase the Contract with this rider after age 65, you will receive no benefit from the disability portion of this rider and the annual rider charge will remain the same.
Example of the Waiver of Withdrawal Charge. Assume:
(i)
The Owner is diagnosed with a terminal illness after the Contract is issued.
(ii)
The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iii)
The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $900 (($25,000 - $10,000) x 6%), and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge Rider, the $900 charge is waived, and the Owner receives the full $25,000.
Example of Credit Enhancement Recapture if the Extra Credit Rider is Purchased with the Waiver of Withdrawal Charge Rider. Assume:
(i)
The Owner purchased the 4% Extra Credit Rider and Waiver of Withdrawal Charge Rider at Contract issue.
(ii)
The initial Purchase Payment was $100,000
(iii)
The Owner was younger than age 65 when the Contract was purchased.
At the time the Contract is issued, $4,000 is applied as a Credit Enhancement. Assume that six months after Contract issue, the Owner requests a withdrawal of $5,000. The Credit Enhancement is recaptured from this withdrawal as follows:
Withdrawal Amount	x	Credit Enhancements Applied in Last 12 Months
Total Purchase Payments Made in Last 12 Months
$5,000	x	$4,000	=	$200
$100,000
Alternate Withdrawal Charge — For an additional charge, as reflected in the Fee Table and the table of benefits above these riders make available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.
0-Year Schedule		4-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	7%
		2	7%
		3	6%
		4	5%
		5 and over	0%
If you purchase one of these riders, the withdrawal charge schedule above will apply in lieu of the seven year withdrawal charge schedule described under “Contingent Deferred Sales Charge.” If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. The amount of the Credit Enhancement forfeiture is calculated in accordance with the Extra Credit Rider. You should consider whether purchasing an Extra Credit Rider (which recaptures all or a portion of the related Credit Enhancements upon any withdrawal within seven years) with an Alternate Withdrawal Charge Rider (which provides a 0 or 4 year withdrawal charge schedule) is appropriate based on your circumstances. If you do not plan to take withdrawals in excess of the free withdrawal amount within seven years of the date of a Purchase Payment, this rider is not appropriate for you. See “Extra Credit.”
Fees for these riders will continue to apply even after the withdrawal charges under the seven-year withdrawal charge schedule are no longer applicable. Fees for these riders are imposed until the Annuity Start Date if Annuity Options 1 through 4, 7, or 8 are chosen and for the life of the Contract if Annuity Options 5 or 6 are chosen.
47

The 4-Year Alternate Withdrawal Charge Rider provides a potential benefit only if a withdrawal is taken in the five to seven years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the seven-year schedule. The Company expects to make a profit from the charge for these riders.
Example of the 0-Year Alternate Withdrawal Charge. Assume:
(i)
The Owner purchased the Contract with the 0-Year Alternate Withdrawal Charge Rider.
(ii)
The Owner requests a withdrawal of $25,000 in Contract Year 2.
(iii)
The free withdrawal amount for Contract Year 2 is $10,000.
Without the 0-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $1,050, calculated as follows: ($25,000 - $10,000) x 7% Withdrawal Charge, and the Owner would receive $23,950 ($25,000 - $1,050). With the 0-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Example of the 4-Year Alternate Withdrawal Charge. Assume:
(i)
The Owner purchased the Contract with the 4-Year Alternate Withdrawal Charge Rider.
(ii)
The Owner requests a withdrawal of $25,000 in Contract Year 5.
(iii)
The free withdrawal amount for Contract Year 5 is $10,000.
Without the 4-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $600, calculated as follows: ($25,000 - $10,000) x 4% Withdrawal Charge, and the Owner would receive $24,400 ($25,000 - $600). With the 4-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract anniversary and may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt, and for Annuity Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable, and a withdrawal charge for Annuity Options 5, 6 and 7.
The Contract currently provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed
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interest rate of 3.5%, compounded annually, for the variable annuity. In the case of Annuity Option 7, the annuity rate is determined without reference to the age or sex of the Annuitant and is based upon the assumed interest rate. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals or withdrawals to pay investment advisory fees), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.
The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the
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Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.
Option 5 — Payments for a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant
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during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an “assumed interest rate” of 3.5%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular Qualified Plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 72. In addition, under a Qualified Plan, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.
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The Fixed Account

The Fixed Account is not available in all states. If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts we guarantee in connection with the Fixed Account are subject to our financial strength and claims-paying ability.
Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum rate (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any), in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account. The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.
Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.
For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before
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the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”
If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.
DCA Plus Account — The DCA Plus Account is not available in all states. If it is available in your state, you may allocate all or part of your initial Purchase Payment to the DCA Plus Account, which is part of the Company’s Fixed Account. The rate of Current Interest declared by the Company for the DCA Plus Account will be fixed for the applicable DCA Plus Period, which is a six-month or 12-month period that begins as of the Valuation Date your Purchase Payment is applied to the DCA Plus Account. If you would like to allocate your initial Purchase Payment to the DCA Plus Account, you must complete a DCA Plus form, which is available upon request. On the form, you must select the applicable DCA Plus Period, the Subaccounts to which monthly transfers from the DCA Plus Account will be made, and the percentage to be allocated to each such Subaccount. Transfers from the DCA Plus Account to the Fixed Account are not permitted.
The Company will transfer your Contract Value allocated to the DCA Plus Account to the Subaccounts that you select on a monthly basis over the DCA Plus Period. The Company will effect each transfer on the monthly anniversary of the date that your Purchase Payment is allocated to the DCA Plus Account, and the first such transfer will be made on the first monthly anniversary of that date. The amount of each monthly transfer is found by dividing Contract Value allocated to the DCA Plus Account by the number of months remaining in the DCA Plus Period. The Company may declare a rate of Current Interest for the DCA Plus Account that differs from the rate declared for the Fixed Account.
You may allocate only Purchase Payments to the DCA Plus Account, and transfers of Contract Value to this account are not permitted under the Contract. Any Purchase Payments allocated to the DCA Plus Account must be made during the DCA Plus Period and will be transferred to the Subaccounts over the months remaining in the DCA Plus Period. The DCA Plus Account is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5%, or the 0-Year or 4-Year Alternate Withdrawal Charge Rider, or if the DCA Plus Period has expired. You may terminate your allocation to the DCA Plus Account by sending a written request to transfer all Contract Value allocated to the DCA Plus Account to one or more of the Subaccounts.
Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
Contract Charges — Premium taxes, if any, and the account administration, optional rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any optional rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and other operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than six months, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.
The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not
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currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See “Transfers of Contract Value.”
If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next anniversary that corresponds to the period selected in establishing the option.
You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”
Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
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During which the NYSE is closed other than customary weekend and holiday closings,
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During which trading on the NYSE is restricted as determined by the SEC,
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During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
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For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Invesco V.I. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Invesco V.I. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
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Misstatements — If you misstate the age or sex of an Annuitant or Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts (such as Russia’s invasion of the Ukraine and the resulting response by the United States and other countries).
Cyber-attacks and other disruptive events including, but not limited to, natural disasters, public health crises (like COVID-19), and geopolitical disputes and military actions that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In the event of such a disruption, although our employees and the employees of our third-party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in processing Contract transactions, including the processing of orders from Owners. For more information on the risks associated with owning the Contract, see “Principal Risks of Investing in the Contract.”
Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. Whether you can borrow money will depend on the terms of your Employer’s 403(b) plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000 ($500 for Contracts issued in New Jersey). The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA)). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we are only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer's Plan or Program for any additional loan restrictions.
Upon receipt by the Company of a written loan application and agreement and subject to the Company’s approval (which approval or disapproval may be postponed for up to six months after receipt of the loan application), Contract Value in an amount equal to the loan amount is withdrawn from the Subaccounts and/or the Fixed Account proportionately as it is currently invested in the Subaccounts and/or the Fixed Account and transferred into an
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account called the “Loan Account,” which is an account within the Fixed Account. Amounts allocated to the Loan Account earn 3.0% on an annual basis. The Owner’s Contract must provide a Fixed Account option for the Owner to be eligible to take a loan. See “The Fixed Account” to determine its availability.
Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but once a loan has been issued, the Company will not change the loan interest rate. The loan interest amount will never be greater than an amount equal to 5.16% plus the total charges for riders you have selected. For example, if you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is guaranteed not to exceed 5.36% (5.16% + 0.20%). The net cost of a loan is the interest rate charged by the Company less the interest rate credited. We are not responsible for determining whether this interest rate is “reasonable” as required by ERISA for loans under ERISA covered 403(b) plans.
Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. There is no required minimum payment. You must label each loan payment as such. If not labeled as a loan payment, amounts received by the Company will be treated as Purchase Payments. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.
If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contract Owner attains age 59½. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. The Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.
While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. The Contract Value at surrender and the death proceeds payable will be reduced by the amount of any outstanding Contract Debt plus accrued interest. Loans, therefore, can affect the Contract Value and benefits linked to the Contract Value, whether or not the loan is repaid. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Internal Revenue Code.
In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance. You should consult with your tax advisor on the effect of a loan.
Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such
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as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Generally, a Qualified Plan under Code sections 401(a), 403(b) or 457 may not permit the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with one of these Qualified Plans, you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”
Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the
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individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Fund, intends to comply with the diversification requirements of Section 817(h).
Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable contract owner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that such will be the case, these differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objectives or investment policies.
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Income Taxation of Annuities in General—Non-Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any withdrawal charge in the case of a partial withdrawal) exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed as ordinary income. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges. Amounts distributed as loans are generally not taxable, as loans are only permitted for Contracts issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code. Such loan amounts become taxable in the event of default. See “Loans.”
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity
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payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. If contemplating any such transfer, assignment, selection or exchange, the Owner should contact a competent tax adviser with respect to the potential effects of such a transaction.
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Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the Participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner’s Beneficiary designation or elected payment option may not be enforceable.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the plan or subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 72 (70½ if the employee reached age 70½ before January 1, 2020) or retires (“required beginning date”). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 72 (70½ if the employee reached age 70½ before January 1, 2020). Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Employees and Beneficiaries should consult a tax adviser if they may be affected by these changes.
If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions
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must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to the Contract in most states.
Unlike regular or “traditional” 403(b) contributions, which are made on a pre tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.
Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of (i) $6,000 (for 2022) or (ii) 100% of the individual’s taxable compensation (for 2022).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the
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individual’s adjusted gross income for the year ($109,000 to $129,000 for a married couple filing a joint return and $68,000 to $78,000 for a single taxpayer in 2022). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $204,000 to $214,000 (for 2022). Non-deductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the contract owner reaches age 72 (70½ if the owner reached age 70½ before January 1, 2020)—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $129,000 to $144,000 in adjusted gross income for 2022 ($204,000 to $214,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death
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distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12-month period. The 12-month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12-month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; or (x) made in connection with the birth or adoption of a child, in limited circumstances.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the Participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional Contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
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Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number
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of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
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The shareholder reports for Underlying Funds available under your Contract are available online at https://dfinview.com/SecurityBenefit/TAHD/814121489?site=PSBL and you will be notified by mail each time a report is posted. You may elect to receive any or all future reports in paper free of charge. You can inform the Company that you wish to receive a paper copy of a report, or to receive paper copies of all of your future shareholder reports, by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract"
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract, including any material state variations. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Legal Matters — Chris Swickard, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
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Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2021, 2020, and 2019, the commission amounts paid to SDL in connection with all Contracts sold through the Separate Account were $1,910,032, $1,348,138, and $2,274,574, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of the commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners of the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays compensation as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 6.5% annually of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, in compliance with applicable regulatory requirements.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
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The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2021 in connection with the sale of its variable annuity contracts: ACA/Prudent Investors Plan Corp; Cetera Advisor Networks, LLC; GWN Securities, Inc.; Lincoln Investment Planning, LLC; LPL Financial Corporation; OFG Financial Services, Inc.; PlanMember Securities Corporation; Royal Alliance Associates, Inc.; SagePoint Financial, Inc.; and Securities America, Inc.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636-0001 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at http://www.dfinview.com/SecurityBenefit/TAHD/814121489?site=PSBL.
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at http://www.dfinview.com/SecurityBenefit/TAHD/814121489?site=PSBL. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.
69

APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at http://www.dfinview.com/SecurityBenefit/TAHD/814121489?site=PSBL. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://securitybenefit.se2.com/#53&RID=5&prodID=13&prodCat=VA.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Mid Cap Value	American Century VP Mid Cap Value – Class II Adviser: American Century Investment Management, Inc.	1.00%	23.02%	9.25%	12.67%
Large Cap Growth	American Century VP Ultra® – Class II Adviser: American Century Investment Management, Inc.	1.04%	22.99%	26.83%	20.03%
Large Cap Value	American Century VP Value – Class II Adviser: American Century Investment Management, Inc.	0.98%	24.28%	9.39%	11.88%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.03%	12.64%	27.50%	19.76%
Large Cap Growth	ClearBridge Variable Aggressive Growth – Class II Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: ClearBridge Investments, LLC	1.08%	10.04%	11.38%	13.53%
Small Cap Growth	ClearBridge Variable Small Cap Growth – Class I Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: ClearBridge Investments, LLC	0.80%	12.61%	21.34%	17.14%
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.72%	16.75%	7.45%	7.38%
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.23%	19.13%	6.42%	8.47%
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2[2] Adviser: Franklin Mutual Advisers, LLC	0.91%	25.37%	9.94%	12.13%
Multi Cap Value	Guggenheim VIF All Cap Value Adviser: Security Investors, LLC	1.13%	26.95%	10.42%	12.26%
Specialty	Guggenheim VIF Alpha Opportunity Adviser: Security Investors, LLC	4.58%	13.81%	1.09%	6.05%
High Yield Bond	Guggenheim VIF High Yield Adviser: Security Investors, LLC	1.28%	5.41%	4.65%	6.00%
Large Cap Value	Guggenheim VIF Large Cap Value Adviser: Security Investors, LLC	1.03%	27.03%	10.63%	12.30%
A-1

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Specialty	Guggenheim VIF Long Short Equity Adviser: Security Investors, LLC	1.60%	23.80%	6.51%	5.83%
Balanced/Asset Allocation	Guggenheim VIF Managed Asset Allocation Adviser: Security Investors, LLC	1.06%	12.47%	10.40%	9.38%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	2.07%	8.10%	3.71%	2.83%
Small Cap Value	Guggenheim VIF Small Cap Value Adviser: Security Investors, LLC	1.21%	26.18%	6.76%	10.21%
Mid Cap Value	Guggenheim VIF SMid Cap Value Adviser: Security Investors, LLC	1.14%	23.75%	10.11%	11.66%
Large Cap Blend	Guggenheim VIF StylePlus Large Core Adviser: Security Investors, LLC	1.30%	28.48%	17.76%	15.93%
Large Cap Growth	Guggenheim VIF StylePlus Large Growth Adviser: Security Investors, LLC	1.35%	27.77%	24.22%	18.70%
Mid Cap Growth	Guggenheim VIF StylePlus Mid Growth Adviser: Security Investors, LLC	1.31%	13.69%	18.21%	15.65%
Small Cap Growth	Guggenheim VIF StylePlus Small Growth Adviser: Security Investors, LLC	1.54%	6.54%	14.14%	14.05%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Security Investors, LLC	0.87%	(0.43)%	5.10%	4.90%
Global Equity	Guggenheim VIF World Equity Income Adviser: Security Investors, LLC	1.15%	21.74%	10.74%	10.30%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.13%	27.62%	8.94%	10.65%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	0.99%	33.04%	11.12%	12.59%
Intermediate Core-Plus Bond	Invesco V.I. Core Plus Bond – Series II Adviser: Invesco Advisers, Inc.	1.11%	(1.01)%	4.40%	4.52%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.08%	18.79%	22.75%	17.53%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.80%	18.35%	9.27%	10.28%
International Equity	Invesco V.I. EQV International Equity – Series II Adviser: Invesco Advisers, Inc.	1.38%	10.12%	11.65%	9.47%
Specialty-Sector	Invesco V.I. Global Real Estate – Series I Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	0.97%	25.71%	7.54%	8.11%
Money Market	Invesco V.I. Government Money Market – Series II Adviser: Invesco Advisers, Inc.	0.59%	0.01%	0.57%	0.17%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.93%	(2.43)%	2.21%	1.52%
A-2

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Specialty-Sector	Invesco V.I. Health Care – Series I Adviser: Invesco Advisers, Inc.	0.97%	12.30%	14.76%	13.97%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.18%	22.86%	11.15%	10.52%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.09%	22.26%	13.46%	14.40%
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Henderson Investors US LLC	0.96%	16.54%	18.84%	16.93%
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Henderson Investors US LLC	0.85%	20.05%	21.68%	17.16%
International Equity	MFS® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.23%	11.27%	11.90%	8.11%
Balanced/Asset Allocation	MFS® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.96%	13.84%	9.57%	9.31%
Specialty-Sector	MFS® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.04%	13.82%	11.61%	9.65%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.50%	2.95%	9.41%	5.38%
Large Cap Blend or Specialty	Neuberger Berman AMT Sustainable Equity – Class S Adviser: Neuberger Berman Investment Advisers LLC	1.18%	23.16%	15.43%	14.11%
Specialty	PIMCO VIT All Asset – Administrative Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	1.335%	16.23%	8.57%	6.03%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Adminis- trative Class Adviser: Pacific Investment Management Company LLC	1.16%	33.34%	5.72%	(1.86)%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.12%	(2.66)%	4.44%	4.31%
International Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Administrative Class Adviser: Pacific Investment Management Company LLC	0.91%	(1.96)%	3.05%	4.39%
Short Term Bond	PIMCO VIT Low Duration – Administrative Class Adviser: Pacific Investment Management Company LLC	0.65%	(0.93)%	1.54%	1.59%
Inflation- Protected Bond	PIMCO VIT Real Return – Administrative Class Adviser: Pacific Investment Management Company LLC	0.67%	5.59%	5.33%	3.05%
Small Cap Blend	Royce Micro-Cap – Investment Class Adviser: Royce & Associates, LP	1.37%	29.98%	12.97%	9.24%
A-3

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Adviser: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Pte. Ltd.	1.07%	1.04%	5.10%	5.53%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

2 This fund is no longer available for new transfers.
Optional Rider Investment Restrictions

Rider	Investment Restrictions	Investment Allocation Impact on Crediting Rate
Extra Credit at 4%	Fixed Account not available as an investment option.	N/A
0-Year or 4-Year Alternate Withdrawal Charge	Fixed Account not available as an investment option.	N/A
Guaranteed Minimum Income Benefit at 5%	N/A
The Company will credit a maximum rate of 4% for amounts
allocated to the Invesco V.I. Government Money Market
Subaccount, the Fixed Account and the Loan Account. All other investments will be credited at 5%.

6% Dollar for Dollar Guaranteed Minimum Income Benefit (formerly the Dollar for Dollar Living Benefit)	N/A
The Company will credit a maximum rate of 3% for amounts
allocated to the Invesco V.I. Government Money Market
Subaccount, the PIMCO Low Duration Subaccount, the Fixed
Account and the Loan Account. All other investments will be
credited at 6%.

Guaranteed Growth Death Benefit	N/A
If you elected this benefit at 5%, 6% or 7%, the Company will credit a maximum rate of 4% for amounts allocated to the
Invesco V.I. Government Money Market Subaccount, the Fixed
Account and Loan Account. All other investments will be
credited at the rate you selected.

6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit (formerly the Dollar for Dollar Combination Benefit)	N/A
The Company will credit a maximum rate of 3% for amounts
allocated to the Invesco V.I. Government Money Market
Subaccount, the PIMCO Low Duration Subaccount, the Fixed
Account and the Loan Account. All other investments will be
credited at 6%.

Extra Credit at 3% or 5%	Fixed Account not available as an investment option.	N/A
A-4

APPENDIX B
Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010

Guaranteed Minimum Income Benefit — (This rider was available for purchase ONLY prior to
February 1, 2010) — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements and Bonus Credits, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market, the Fixed Account and the Loan Account; however you will still pay the Rider charge applicable to the 5% rate.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate.
In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract anniversary following the oldest Annuitant’s 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract anniversary following the 10th Contract anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under “Annuity Options.” The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½%. This rider was available only if the age of the Owner at the time the Contract was issued was 79 or younger.
Example 1. How the Guaranteed Minimum Income Benefit Increases with Purchase Payments and Interest. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Income Benefit at 5%.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to the Invesco V.I. Government Money Market or Fixed Account.
(iv)
There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit has increased to $102,586, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05)(191/365)
$100,000 x 1.05(191/365) = $102,586
After the $50,000 Purchase Payment, the Minimum Income Benefit is $152,586 ($102,586 + $50,000).
Example 2. How the Guaranteed Minimum Income Benefit Decreases as a Result of Withdrawals.
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Minimum Income Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05(377/365)). After the withdrawal, the Minimum Income Benefit decreases as follows:
Minimum Income Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
$160,472.50 x (1 - ($15,000 / $150,000)
$160,472.50 x (1 - .10)
$160,472.50 x .90 = $144,425.25
B-1

After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), and the Minimum Income Benefit is $144,425.25.
Example 3. How the Minimum Income Benefit is used at Annuitization.
Continuing from Example 2, the Owner decides to annuitize the Contract 20 days after the 10th Contract anniversary. Approximately 3,104 days have elapsed since the last withdrawal of $15,000. The Owner has taken no other withdrawals and added no additional Purchase Payments to the Contract. The Owner chooses Annuity Option 2 and monthly annuity payments. At the time of annuitization, the year is 2020, and the Owner, a male, is age 72. The guaranteed rate per thousand for the 5% Guaranteed Minimum Income Benefit assuming life with 10 year period certain for a male aged 72 in 2020 is $5.65. As a result of accrued interest, the Minimum Income Benefit at the time of annuitization is $218,695.20 ($144,425.25 x (1.05(3104/365))). The guaranteed monthly annuity payment is calculated as follows:
(Minimum Income Benefit at Annuitization / $1,000) x Applicable guaranteed rate per thousand
($218,695.20 / $1,000) x $5.65
$218.70 x $5.65 = $1,235.63
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Minimum Income Benefit.
Continuing from Example 3, 191 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. Assume no Credit Enhancements or Bonus Credits are applicable. At the time the Contract is issued, the initial Guaranteed Minimum Income Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Minimum Income Benefit would have grown to $102,586 ($100,000 x 1.05(191/365)). After the advisory fee is withdrawn, the reduction to the Guaranteed Minimum Income Benefit is calculated as follows:
Guaranteed Minimum Income Benefit Prior to Withdrawal x (1 - (Advisory Fee Withdrawal Amount / Contract Value))
$102,586 x (1 - ($1,000 / $100,000))
$102,586 x (1 - .01) = $101,560.14
After the advisory fee withdrawal, the Contract Value is $99,000 ($100,000 - $1000) and the Guaranteed Minimum Income Benefit is $101,560.14.
6% Dollar for Dollar Guaranteed Minimum Income Benefit (formerly Dollar for Dollar Living
Benefit) — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider, like the Guaranteed Minimum Income Benefit Rider, makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”); provided, however, that there are differences in the terms of the riders, including the annual effective rate of interest and the manner in which withdrawals affect the Minimum Income Benefit under each rider. You may never need to rely upon the Minimum Income Benefit, which should be viewed as a payment “floor.”
The Minimum Income Benefit under this rider is equal to Purchase Payments received during the three-year period that starts on the Contract Date, plus any Credit Enhancements and/or Bonus Credits applied in connection with those Purchase Payments, less any premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the Invesco V.I. Government Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Income Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Income Benefit. Any such Subaccounts will be disclosed in this Prospectus.
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Limit”), without a proportional reduction in the Minimum Income Benefit. If you purchased this rider when you purchased the Contract, the Annual Limit initially was equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and/or any Bonus Credits. If you purchased this rider on a Contract anniversary, the Annual Limit initially was equal to 6% of Contract Value. The Annual Limit will remain the same each Contract Year, unless you make additional
B-2

Purchase Payments after the purchase date of the rider or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.
The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added subsequent to the purchase date of the rider. The Company reduces the Annual Limit if you make a withdrawal in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.
In crediting interest to determine the Minimum Income Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract anniversary following the oldest Annuitant’s 80th birthday.
In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Income Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal, which for purposes of the rider includes any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges. In the event of a withdrawal that exceeds the Annual Limit, the Minimum Income Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.
Beginning on the tenth anniversary of the purchase date of the rider, you may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity under: (1) Annuity Option 2, (2) Annuity Option 4B, or (3) the Alternate Benefit, as discussed below. You may purchase a fixed Annuity under Option 2 or Option 4B within the 30-day period following any Contract anniversary that occurs on or after the 10th anniversary of the purchase date of the rider. A fixed Annuity under Option 2 provides annuity payments that will be made during the lifetime of the Annuitant with a 10-year period certain, and under Option 4B provides annuity payments that will be made as long as either Annuitant is living with a 10-year period certain. See the discussion of Option 2 and Option 4B under “Annuity Options.” The Annuity rates under the rider for those Options are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2%.
The Owner may elect an Alternate Benefit, which provides for fixed Annuity payments on a monthly, quarterly, semiannual or annual basis for a period of 15 years. The Alternate Benefit is available only on the tenth anniversary of the rider purchase date and shall not be available thereafter. Any election of the Alternate Benefit is made by providing written notice of such election to the Company within the 30-day period following the tenth anniversary of the purchase date of the rider. Annuity payments under the Alternate Benefit are equal to the amount determined by dividing the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, by the total number of payments, as set forth in the table below (the total number of payments is based upon whether the Owner elects monthly, quarterly, semiannual or annual payments):
Payment Frequency	Total Number of Payments
Monthly	180
Quarterly	60
Semiannual	30
Annual	15
The Company guarantees that the Alternate Benefit shall be at least equal to an amount determined by applying the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, to Annuity Option 7 with a 15 year period certain, calculated without reference to the terms of the rider (see the discussion of Option 7 under “Annuity Options”).
The Alternate Benefit is calculated without reference to Annuity rates and represents the return of your Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, over a period of 15 years without crediting interest on that amount.
If the Owner annuitizes the Contract before the tenth anniversary of the purchase date of the rider or at any time thereafter other than within the 30-day period following a Contract anniversary, the Minimum Income Benefit is not available. The Owner is not required to use this Rider to receive Annuity Payments. However, the Company will not refund charges paid for this rider if the Owner annuitizes outside of its terms and conditions.
B-3

This rider was available only if the age of the Annuitant at the time the rider was issued was 79 or younger.
Please note that this rider may not be appropriate for you if you plan on taking withdrawals in excess of the Annual Limit because such excess withdrawals may significantly reduce or eliminate the value of the Guaranteed Minimum Income Benefit. If you have a Qualified Contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Limit, you will have to withdraw more than the Annual Limit to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Guaranteed Minimum Income Benefit.
Example 1. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Increases with Purchase Payments and Interest. Assume:
(i)
The Owner purchases the Contract with the 6% Dollar for Dollar Guaranteed Minimum Income Benefit.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to the Invesco V.I. Government Money Market, the PIMCO Low Duration Subaccount, or the Fixed Account.
(iv)
The Owner does not purchase a Credit Enhancement rider.
(v)
No Bonus Credits are applicable.
(vi)
There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000, and the Annual Limit is $6,000 ($100,000 x 6%). 99 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 99 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit has increased to $101,593, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .06)(99/365)
$100,000 x 1.06(99/365) = $101,593
The increase in the Annual Limit is calculated as follows:
Annual Limit prior to Purchase Payment + (Purchase Payment x 6%)
$6,000 + ($50,000 x 6%)
$6,000 + $3,000 = $9,000
After the $50,000 Purchase Payment, the Minimum Income Benefit is $151,593 ($101,593 + $50,000), and the Annual Limit is $9,000.
Example 2. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Decreases as a Result of a Withdrawal.
Continuing from Example 1, the Owner takes a withdrawal of $19,000 a little over a year (376 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $159,000 and the Minimum Income Benefit prior to the withdrawal is $160,971 ($151,593 x 1.06(376/365)). After the withdrawal, the Minimum Income Benefit decreases as follows:
(Minimum Income Benefit prior to withdrawal - Annual Limit) x (1 - (Amount of withdrawal in excess of the Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
($160,971 - $9,000) x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$151,971 x (1 - ($10,000 / $150,000)) = $141,839.60
The decrease in the Annual Limit is calculated as follows:
Annual Limit prior to withdrawal x (1 - (Amount of withdrawal in excess of Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
$9,000 x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$9,000 x (1 - ($10,000 / $150,000)) = $8,400
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After the $19,000 withdrawal, the Contract Value is $140,000 ($159,000 - $19,000), the Minimum Income Benefit is $141,839.60, and the Annual Limit is $8,400.
Example 3. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit is used at Annuitization.
Continuing from Example 2, the Owner decides to annuitize the Contract 20 days after the 10th Contract anniversary. Approximately 3,197 days have elapsed since the last withdrawal of $19,000. The Owner has taken no other withdrawals and added no additional Purchase Payments to the Contract. The Owner chooses Annuity Option 2 and monthly annuity payments. At the time of annuitization, the year is 2020, and the Owner, a male, is age 72. The guaranteed rate per thousand for the 6% Guaranteed Minimum Income Benefit assuming life with 10 year period certain for a male aged 72 in 2020 is $5.39. As a result of accrued interest, the Minimum Income Benefit at the time of annuitization is $236,292.07 ($141,839.60 x (1.06(3197/365))). The guaranteed monthly annuity payment is calculated as follows:
(Minimum Income Benefit at Annuitization / $1,000) x Applicable guaranteed rate per thousand
($236,292.07 / $1,000) x $5.39
$236.29 x $5.39 = $1,273.61
Example 4. How Advisory Fee Withdrawals Reduce the 6% Dollar for Dollar Guaranteed Minimum Income Benefit.
Continuing from Example 3, 99 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. At the time the Contract is issued, the initial Guaranteed Minimum Income Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Minimum Income Benefit would have grown to $101,593 ($100,000 x 1.06(99/365)). Assume there have been no other fees or withdrawals taken during the Contract Year. Thus, the $1,000 advisory fee is less than the remaining Annual Limit of $6,000. As a result of the advisory fee withdrawal, the Guaranteed Minimum Income Benefit is reduced dollar for dollar as follows:
Guaranteed Minimum Income Benefit Prior to Withdrawal - Advisory Fee Withdrawal Amount =
$101,593 - $1,000 = $100,593
The remaining Annual Limit is also reduced dollar for dollar by the amount of the advisory fee withdrawal. Thus, after the advisory fee withdrawal, the remaining Annual Limit is $5,000 ($6,000 - $1,000) and the Guaranteed Minimum Income Benefit is $100,593.
Guaranteed Growth Death Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.
The Guaranteed Growth Death Benefit.
The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements and/or Bonus Credits, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elected the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and Loan Account; however, you will still pay the Rider charge applicable to the rate you have selected.) In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal
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occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract anniversary following the oldest Owner’s 80th birthday; (3) the date due proof of the Owner’s death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner’s date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), net of premium tax and any withdrawals, including withdrawal charges.
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be Contract Value, as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Guaranteed Growth Death Benefit Increases with Purchase Payments and Interest. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Income Benefit at 5%.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to the Invesco V.I. Government Money Market or the Fixed Account.
(iv)
The Owner does not purchase a credit enhancement rider.
(v)
There are no applicable Bonus Credits.
(vi)
There are no outstanding loans on the Contract.
At the time the Contract is issued, the Guaranteed Growth Death Benefit is $100,000, and the Guaranteed Growth Death Benefit cap is 200% of Purchase Payments or $200,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Guaranteed Growth Death Benefit has increased to $102,586, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05)(191/365)
$100,000 x 1.05(191/365) = $102,586
The Guaranteed Growth Death Benefit increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit prior to Purchase Payment + Purchase Payment
$102,586 + $50,000 = $152,586
The Guaranteed Growth Death Benefit cap also increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit cap prior to Purchase Payment + (Purchase Payment x 200%)
$200,000 + ($50,000 x 200%)
$200,000 + $100,000 = $300,000
Following the $50,000 Purchase Payment, the Guaranteed Growth Death Benefit is $152,586, and the Guaranteed Growth Death Benefit cap is $300.000.
Example 2. How the Guaranteed Growth Death Benefit Decreases as a Result of a Withdrawal.
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Guaranteed Growth Death Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05(377/365)). After the withdrawal, the Guaranteed Growth Death Benefit decreases as follows:
Guaranteed Growth Death Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
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$160,472.50 x (1 - ($15,000 / $150,000)
$160,472.50 x (1 - .10)
$160,472.50 x .90 = $144,425.25
The Guaranteed Growth Death Benefit cap also decreases as a result of the withdrawal:
(Cumulative Purchase Payments - Cumulative withdrawals) x 200%
($150,000 - $15,000) x 200%
$135,000 x 200% = $270,000
After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), the Guaranteed Growth Death Benefit is $144,425.25, and the Guaranteed Growth Death Benefit cap is $270,000.
Example 3. How the Guaranteed Growth Death Benefit applies at Death.
Continuing from Example 2, 439 days after the $15,000 withdrawal, the Company receives due proof of death. At the time of death, the Contract Value is $150,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments, less any withdrawals and withdrawal charges (in this case, $135,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $150,000); or (3) the Guaranteed Growth Death Benefit (in this case, $153,154 ($144,425.25 x 1.05(439/365)). Thus, $153,154 is the amount that would be paid.
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Growth Death Benefit.
Continuing from Example 1, 191 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. At the time the Contract is issued, the initial Guaranteed Growth Death Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Growth Death Benefit would have grown to $102,586 ($100,000 x 1.05(191/365)). After the advisory fee is withdrawn, the reduction to the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x (1 - (Advisory Fee Withdrawal Amount / Contract Value))
$102,586 x (1 - ($1,000 / $100,000))
$102,586 x (1 - .01) = $101,560.14
At the time of Contract issue, the Guaranteed Growth Death Benefit cap is equal to 200% of Purchase Payments or $200,000. After the advisory fee withdrawal, the cap decreases to $198,000 ($200,000 - ($1,000 x 200%)).
Combined Annual Stepped Up and Guaranteed Growth Death Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;
3.
The Annual Stepped Up Death Benefit (as described above in the Prospectus under “Optional Riders”); or
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4.
The Guaranteed Growth Death Benefit at 5% (as described above).
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Combined Annual Stepped Up and Guaranteed Growth Death Benefit.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
(iv)
The Owner takes no withdrawals between Contract issue and death.
At the time of Contract issue, the Annual Stepped Up Death Benefit is $100,000 (the Purchase Payment), the Guaranteed Growth Death Benefit at 5% is $100,000 (the Purchase Payment), and the Guaranteed Growth Death Benefit cap is 200% or $200,000.
Due to positive market performance, the Contract Value on the first Contract anniversary is $125,000. The Annual Stepped Up Death Benefit increases to $125,000, the Guaranteed Growth Death Benefit increases to $105,000 ($100,000 x (1.05(365/365))), and the GGDB cap remains unchanged at $200,000.
Due to negative market performance, the Contract Value on the second Contract anniversary is $98,000. The Annual Stepped Up Death Benefit remains unchanged at $125,000, the Guaranteed Growth Death Benefit increases to $110,250 ($105,000 x (1.05(365/365))), and the cap remains unchanged at $200,000.
212 days into the third Contract Year, the Owner dies. At the time of death, the Contract Value is $102,000, and the Guaranteed Growth Death Benefit is $113,419 ($110,250 x (1.05(212/365))). The death benefit is the greatest of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this example, $102,000), (3) the Annual Stepped Up Death Benefit (in this example, $125,000), or (4) the Guaranteed Growth Death Benefit at 5% (in this example, $113,419).
Thus, the death benefit payable is $125,000.
Example 2. How Advisory Fee Withdrawals Reduce the Combined Annual Stepped Up and Guaranteed Growth Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000, the Guaranteed Growth Death Benefit is $113,419, the Guaranteed Growth Death Benefit cap is $200,000, and the Annual Stepped Up Death Benefit is $125,000.
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 – (Advisory Fee Withdrawal Amount / Account Value Prior to Advisory Fee Withdrawal)]
$113,419 x [1 - (1 - ($1,000 / $100,000)]
$113,419 x (1 - .01) = $112,284.81
The Guaranteed Growth Death Benefit cap is calculated as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (200% x Advisory Fee Withdrawal Amount)
$200,000 - (200% x $1,000) = $198,000
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The Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$125,000 x [1 - ($1,000 / $100,000)]
$125,000 x (1 - .01) = $123,750
Enhanced Death Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) —
This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges; or
2.
The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.
The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or (2) 25% of adjusted Purchase Payments.
•
“Contract gain” is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.
•
“Adjusted Purchase Payments” are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the Contract was issued was 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Enhanced Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Enhanced Death Benefit.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
During the fifth Contract Year, the Owner takes a withdrawal of $10,000. The Contract Value at the time of the withdrawal is $160,000. The adjusted Purchase Payments after the withdrawal are calculated as follows:
Previous Adjusted Purchase Payments x (1 - Withdrawal / Contract Value prior to withdrawal)
$100,000 x (1 - $10,000 / $160,000)
$100,000 x (1 - .0625)
$100,000 x .9375 = $93,750
During the sixth Contract Year, the Owner dies. At the time of death, the Contract Value is $175,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
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50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($175,000 - $93,750)
50% x $81,250 = $40,625
50% of adjusted Purchase Payments = 50% x 93,750 = $46,875
Thus, the Enhanced Death Benefit is $40,625.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $90,000 ($100,000 - $10,000)), or (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $215,625 ($175,000 + $40,625)). Thus, the death benefit payable is $215,625.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $125,000. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$100,000 x [1 - ($1,000 / $125,000)]
$100,000 x (1 - .008) = $99,200
Assume time elapses since the advisory fee withdrawal is take, and the Owner dies. At the time of the Owner’s death, the Contract Value is $130,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
50% x ($130,000 - $99,200)
$15,400
50% of Adjusted Purchase Payments = 50% x $99,200
$49,600
Therefore, the Enhanced Death Benefit is $15,400.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), or (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $145,400 ($130,000 + $15,400)). Thus, the death benefit payable is $145,400.
Combined Enhanced and Annual Stepped Up Death Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
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3.
The Annual Stepped Up Death Benefit (as described above in the Prospectus under “Optional Riders”), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced and Annual Stepped Up Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Combined Enhanced and Annual Stepped Up Death Benefit.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
(iv)
The Owner takes no withdrawals and makes no additional Purchase Payments.
(v)
On the first Contract anniversary, the Contract Value is $105,000.
(vi)
On the second Contract anniversary, the Contract Value is $99,000.
(vii)
On the third Contract anniversary, the Contract Value is $106,000.
The Annual Stepped Up Death Benefit is $100,000 at Contract issue, increases to $105,000 at the first Contract anniversary, remains unchanged at $105,000 at the second Contract anniversary, and increases to $106,000 at the third Contract anniversary.
During the fourth Contract Year, the Owner dies. At the time of death, the Contract Value is $107,000, and the Annual Stepped Up Death Benefit is $106,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000)
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500)), or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $109,500 ($106,000 + $3,500)). Thus, the death benefit payable is $110,500.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced and Annual Stepped Up Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$100,000 x [1 - ($1,000 / $125,000)]
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
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$106,000 x [1 - ($1,000 / $125,000)]
$106,000 x (1 - .008) = $105,152
Later in the fourth Contract Year, the Owner dies. At the time of the Owner’s death, the Contract Value is $130,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
50% x ($130,000 - $99,200)
$15,400
50% of Adjusted Purchase Payments = 50% x $99,200
$49,600
Therefore, the Enhanced Death Benefit is $15,400.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $145,400 ($130,000 + $15,400)), or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $120,552 ($105,152 + 15,400)). Thus, the death benefit payable is $145,400.
Combined Enhanced and Guaranteed Growth Death Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.
The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced and Guaranteed Growth Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Combined Enhanced and Guaranteed Growth Death Benefit at 5%.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
(iv)
The Owner takes no withdrawals and makes no additional Purchase Payments.
During the fourth Contract Year, 1,546 days from Contract issue, the Owner dies. At the time of death, the Contract Value is $107,000.
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The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000)
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x ((1 + .05(1546/365)))
$100,000 x (1.05(1546/365)) = $122,956
(less than the $200,000 Guaranteed Growth Death Benefit cap of $200,000)
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500)), or (3) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $126,456 ($122,956 + $3,500)).
Thus, the death benefit payable is $126,456.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced and Guaranteed Growth Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000 and the Guaranteed Growth Death Benefit is $122,956. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$100,000 x [1 - ($1,000 / $125,000)]
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$122,956 x [1 - ($1,000 / $125,000)]
$122,956 x (1 - .008) = $121,972.35
Thirty days after the advisory fee is taken, the Owner dies. At the time of the Owner’s death, the Contract Value is $126,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
50% x ($126,000 - $99,200)
$13,400
B-13

50% of Adjusted Purchase Payments = 50% x $99,200
$49,600
Therefore, the Enhanced Death Benefit is $13,400.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Guaranteed Growth Death Benefit x 1.05(30/365)
$121,972.35 x 1.05(30/365) = $122,462.46
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $139,400 ($126,000 + $13,400)), or (3) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $135,862.46 ($122,462.46 + 13,400)). Thus, the death benefit payable is $135,862.46.
Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit — (This
rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.
The Annual Stepped Up Death Benefit (as described above in the Prospectus under “Optional Riders”), plus the Enhanced Death Benefit (as described above); or
4.
The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit at 5%.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
(iv)
The Owner takes no withdrawals and makes no additional Purchase Payments.
(v)
On the first Contract anniversary, the Contract Value is $105,000.
(vi)
On the second Contract anniversary, the Contract Value is $99,000.
(vii)
On the third Contract anniversary, the Contract Value is $106,000.
The Annual Stepped Up Death Benefit is $100,000 at Contract issue, increases to $105,000 at the first Contract anniversary, remains unchanged at $105,000 at the second Contract anniversary, and increases to $106,000 at the third Contract anniversary.
B-14

During the fourth Contract Year, 1,546 days from Contract issue, the Owner dies. At the time of death, the Contract Value is $107,000, and the Annual Stepped Up Death Benefit is $106,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000)
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x ((1 + .05(1546/365)))
$100,000 x (1.05(1546/365)) = $122,956
(less than the $200,000 Guaranteed Growth Death Benefit cap of $200,000)
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500)), (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $109,500 ($106,000 + $3,500)), or (4) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $126,456 ($122,956 + $3,500)).
Thus, the death benefit payable is $126,456.
Example 2. How Advisory Fee Withdrawals Reduce the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000 and the Guaranteed Growth Death Benefit is $122,956. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal	x	[1 - (	Advisory Fee Withdrawal Amount	/	Contract Value Prior to Advisory Fee Withdrawal	)]

$100,000 x [1 - ($1,000 / $125,000)]
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$122,956 x [1 - ($1,000 / $125,000)]
$122,956 x (1 - .008) = $121,972.35
After the withdrawal, the Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$106,000 x [1 - ($1,000 / $125,000)]
$106,000 x (1 - .008) = $105,152
B-15

Thirty days after the advisory fee is taken, the Owner dies. At the time of the Owner’s death, the Contract Value is $120,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
50% x ($120,000 - $99,200)
$10,400
50% of Adjusted Purchase Payments = 50% x $99,200
$49,600
Therefore, the Enhanced Death Benefit is $10,400.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Guaranteed Growth Death Benefit x 1.05(30/365)
$121,972.35 x 1.05(30/365) = $122,462.46
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $130,400 ($120,000 + $10,400)), (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $115,552 ($105,152 + 13,400)), or (4) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $132,862.46 ($122,462.46 + $10,400)). Thus, the death benefit payable is $132,862.46
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death
Benefit (formerly the Dollar for Dollar Combination Benefit) — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”) as described under “6% Dollar for Dollar Guaranteed Minimum Income Benefit.” For a discussion of the Minimum Income Benefit, see “6% Dollar for Dollar Guaranteed Minimum Income Benefit.”
In addition to the Minimum Income Benefit, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.
The Minimum Death Benefit, as described below.
The Company will not pay the Minimum Death Benefit if either 1 or 2 above is higher than the Minimum Death Benefit as of the Valuation Date that the Company receives due proof of death and instructions regarding payment. The Company will not, however, refund charges paid for the rider if the Minimum Death Benefit is not paid. Because you may never need to rely upon the Minimum Death Benefit, it should be viewed as a death benefit “floor.”
The Minimum Income Benefit and Minimum Death Benefit are calculated separately and there are differences in the methods of their calculation. As a result, the Minimum Income Benefit and Minimum Death Benefit amounts will differ.
The Minimum Death Benefit is an amount equal to Purchase Payments, plus any Credit Enhancements and/or Bonus Credits, less any Premium tax, and less an adjustment for withdrawals, increased at an annual effective rate
B-16

of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the Invesco V.I. Government Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Death Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Death Benefit. Any such Subaccounts will be disclosed in this Prospectus.
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Limit”), without a proportional reduction in the Minimum Death Benefit. The Annual Limit initially is equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and/or Bonus Credit. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the Contract Date or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.
The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added to Contract Value subsequent to the Contract Date. The Company reduces the Annual Limit if you make a withdrawal of Contract Value in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.
In crediting interest to determine the Minimum Death Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, (2) the Contract anniversary following the oldest Owner’s 80th birthday, or (3) the first Valuation Date as of which the Minimum Death Benefit exceeds the Minimum Death Benefit Cap. The Minimum Death Benefit Cap is an amount equal to 200% of (a) minus (b) where (a) is the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any premium tax, and (b) is the sum of all withdrawals from Contract Value, including any applicable withdrawal charges, any forfeited Credit Enhancements, and any charges for premium taxes.
In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Death Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal. (Withdrawals, for purposes of the rider, include any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges.) In the event of a withdrawal that exceeds the Annual Limit, the Minimum Death Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.
The amount of the Minimum Death Benefit shall in no event exceed an amount equal to the Minimum Death Benefit Cap. Also, if due proof of death and instructions regarding payment of the death benefit are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit under the rider will be Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company.
This rider was available only if the age of each Owner on the Contract Date was 79 or younger and the age of each Annuitant on the Contract Date was 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Increase with Purchase Payments and Interest. Assume:
(i)
The Owner purchases the Contract with the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to the Invesco V.I. Government Money Market, the PIMCO Low Duration Subaccount, or the Fixed Account.
(iv)
The Owner does not purchase a credit enhancement rider.
(v)
No Bonus Credits are applicable.
(vi)
There are no outstanding loans on the Contract.
B-17

At the time the Contract is issued, the Minimum Income Benefit is $100,000, the Annual Limit is $6,000 ($100,000 x 6%), the Minimum Death Benefit is $100,000, and the Minimum Death Benefit Cap is $200,000 ($100,000 x 200%). 99 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 99 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit and Minimum Death Benefit have both increased to $101,593, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x ((1 + .06)(99/365))
$100,000 x (1.06(99/365)) = $101,593
The increase in the Annual Limit is calculated as follows:
Annual Limit prior to Purchase Payment + (Purchase Payment x 6%)
$6,000 + ($50,000 x 6%)
$6,000 + $3,000 = $9,000
After the $50,000 Purchase Payment, the Minimum Income Benefit and the Minimum Death Benefit are both $151,593 ($101,593 + $50,000), the Annual Limit is $9,000, and the Minimum Death Benefit Cap increases to $300,000 ($200,000 + ($50,000 x 200%)).
Example 2. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Decrease as a Result of a Withdrawal.
Continuing from Example 1, the Owner takes a withdrawal of $19,000 a little over a year (376 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $159,000. The Minimum Income Benefit and the Minimum Death Benefit prior to the withdrawal are both $160,971 ($151,593 x 1.06(376/365)). After the withdrawal, the Minimum Income Benefit and Minimum Death Benefit decrease as follows:
(Minimum Income Benefit prior to withdrawal - Annual Limit) x (1 - (Amount of withdrawal in excess of the Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
($160,971 - $9,000) x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$151,971 x (1 - ($10,000 / $150,000)) = $141,839.60
(Minimum Death Benefit prior to withdrawal - Annual Limit) x (1 - (Amount of withdrawal in excess of the Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
($160,971 - $9,000) x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$151,971 x (1 - ($10,000 / $150,000)) = $141,839.60
The decrease in the Annual Limit is calculated as follows:
Annual Limit prior to withdrawal x (1 - (Amount of withdrawal in excess of Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
$9,000 x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$9,000 x (1 - ($10,000 / $150,000)) = $8,400
After the $19,000 withdrawal, the Contract Value is $140,000 ($159,000 - $19,000), the Minimum Income Benefit and the Minimum Death Benefit are both $141,839.60, the Annual Limit is $8,400, and the Minimum Death Benefit Cap is $281,000 ($300,000 - $19,000).
Example 3. Death Benefit and Annuitization under the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit.
Continuing from Example 2, approximately 12 years (4,380 days) have elapsed since the $19,000 withdrawal. No additional withdrawals have been taken, and no additional Purchase Payments have been added to the Contract. The Minimum Income Benefit and Minimum Death Benefit are both $285,409.14 ($141,839.60 x (1.06(4380/365))), and the Minimum Death Benefit Cap is $281,000.
B-18

If the Owner chooses to annuitize under the Guaranteed Minimum Income Benefit, $285,409.14 would be used to determine the guaranteed annuity payment.
If the Owner dies, the death benefit payable would be $281,000 (the Minimum Death Benefit Cap).
Example 4. How Advisory Fee Withdrawals Reduce the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Decrease as a Result of a Withdrawal. Assume:
(i)
The Owner purchases the Contract with the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to the Invesco V.I. Government Money Market, the PIMCO Low Duration Subaccount, or the Fixed Account.
(iv)
The Owner does not purchase a Credit Enhancement rider.
(v)
No Bonus Credits are applicable.
(vi)
There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000, the Annual Limit is $6,000 ($100,000 x 6%), the Minimum Death Benefit is $100,000, and the Minimum Death Benefit Cap is $200,000 ($100,000 x 200%). Ninety-nine days after Contract issue, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Minimum Income Benefit is $101,593 ($100,000 x 1.06(99/365)), the Minimum Death Benefit is $101,593 ($100,000 x 1.06(99/365)), the Minimum Death Benefit Cap is $200,000, and the Annual Limit is $6,000.
Because the advisory fee of $1,000 is less than the Annual Limit of $6,000, the withdrawal reduces the Minimum Income Benefit dollar for dollar as follows:
Minimum Income Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal
$101,593 - $1,000 = $100,593
Because the advisory fee of $1,000 is less than the Annual Limit of $6,000, the withdrawal reduces the Minimum Death Benefit dollar for dollar as follows:
Minimum Death Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal
$101,593 - $1,000 = $100,593
The Guaranteed Minimum Death Benefit Cap is reduced as follows:
Minimum Death Benefit Cap Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount
$200,000 - $1,000 = $199,000
The Annual Limit is reduced as follows:
Annual Limit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount
$6,000 - $1,000 = $5,000
Guaranteed Minimum Withdrawal Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — If you elected this rider when you purchased the Contract, your “Benefit Amount” was equal to a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit. If you purchased the rider on a Contract anniversary, your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the “Remaining Benefit Amount.”
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Withdrawal Amount”), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:
B-19

Annual Withdrawal Amount*	Benefit Amount*
5%	130%
6%	110%
7%	100%
*
A percentage of the initial Purchase Payment including any
Credit Enhancement and/or Bonus Credit (or Contract Value
on the purchase date of the rider if the rider was purchased on a Contract anniversary)

If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.
Example 1. Annual Withdrawal Amount Continues when the Contract Value Reaches Zero. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
(iv)
The assumed rate of return is -1.00%.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. If the Owner takes no other withdrawals in Contract Year 1 besides the Annual Withdrawal Amount, at the beginning of Contract Year 2, the Contract Value is $94,050 and the Remaining Benefit Amount is $125,000. If the Owner continues taking only the Annual Withdrawal Amount each Contract Year, at the end of Contract Year 19, the Contract Value is $0, but the Remaining Benefit Amount is $35,000. The Owner can continue taking the Annual Withdrawal Amount for seven additional Contract Years until the Remaining Benefit Amount is $0.
If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under “Contingent Deferred Sales Charge,” and “Extra Credit.” Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. Please see “Federal Tax Matters.”
The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.
The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount. The percentage is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
Example 2. Effect of an Excess Withdrawal and Recalculation of the Remaining Benefit Amount and the Annual Withdrawal Amount. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
B-20

At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. Due to negative market performance, in Contract Year 1 the Contract Value is reduced to $85,000 and the Owner decides to withdraw $15,000. This reduces the Contract Value to $70,000 ($85,000 - $15,000). Because the $15,000 withdrawal exceeds the Annual Withdrawal Amount, the Remaining Benefit Amount and future Annual Withdrawal Amount will be reduced. The excess withdrawal is equal to $10,000 ($15,000 - $5,000), the amount of the withdrawal in excess of the Annual Withdrawal Amount.
The percentage reduction in the Remaining Benefit Amount and the future Annual Withdrawal Amount is calculated as follows:
Excess Withdrawal Amount / (Contract Value Prior to Withdrawal - Annual Withdrawal Amount):
$10,000 / ($85,000 - $5,000)
$10,000 / $80,000 = 12.50%
The adjusted Remaining Benefit Amount is calculated as follows:
Remaining Benefit Amount - Annual Withdrawal Amount x Calculated Reduction
$130,000 - $5,000 = $125,000
$125,000 x (1 - 12.50%) = $109,375
The future Annual Withdrawal Amount is calculated as follows:
Annual Withdrawal Amount x Calculated Reduction
$5,000 x (1 - 12.50%) = $4,375
After the reduction, the Remaining Benefit Amount is $109,375 and the future Annual Withdrawal Amount is $4,375.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.
Example 3. Remaining Benefit Amount Reset. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
At the beginning of Contract Year 1, the Contract Value is $100,000, the Remaining Benefit Amount is $130,000, and the Annual Withdrawal Amount is $5,000. On the sixth Contract anniversary, the Owner elects to reset the Remaining Benefit Amount. The Owner has taken no other withdrawals besides the Annual Withdrawal Amount for the last six Contract Years. On the sixth Contract anniversary, due to positive market performance, the Contract Value is $120,000, and the Remaining Benefit Amount is $100,000 ($130,000 – ($5,000 x 6)). Upon the reset, the Remaining Benefit Amount will increase to $120,000, and the Annual Withdrawal Amount will increase from $5,000 to $6,000 ($120,000 x 5%). After the reset, the Contract will not be eligible for another reset until after the 11th Contract anniversary.
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Minimum Withdrawal Benefit. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Withdrawal Benefit.
(ii)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(iii)
The Owner elects 5% as the Annual Withdrawal Amount, with 130% as the corresponding Benefit Amount.
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A $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. Because the advisory fee of $1,000 is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Withdrawal Benefit dollar for dollar as follows:
Guaranteed Minimum Withdrawal Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount
$130,000 - $1,000 = $129,000
After the withdrawal, the remaining Annual Withdrawal Amount is reduced as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount
$5,000 - $1,000 = $4,000
If the advisory fee withdrawal is $6,000 (and therefore greater than the Annual Withdrawal Amount), the Guaranteed Minimum Withdrawal Benefit is reduced proportionately as follows:
(Guaranteed Minimum Withdrawal Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)]
($130,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
$125,000 x [1 - ($1,000/$95,000)] = $123,684.21
The withdrawal reduces the Guaranteed Minimum Withdrawal Benefit by more than the amount of the withdrawal. After the withdrawal, the remaining Annual Withdrawal Amount is $0. The advisory fee withdrawal will proportionately reduce the Annual Withdrawal Amount available in future Contract Years. The Annual Withdrawal Amount for the next Contract Year is calculated as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - [1 - (Advisory Fee Withdrawal - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)]
$5,000 x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
$5,000 x ($1,000/$95,000) = $4,947.37
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was 85 or younger.
If you have a Qualified Contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Remaining Benefit Amount.
Total Protection — (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.
Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under “Guaranteed Minimum Death Benefit,” with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements, Bonus Credits or Purchase Payments made during the 12 months preceding the Owner’s date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in
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calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.
This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under “Guaranteed Minimum Withdrawal Benefit” above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credits (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract anniversary).
The Guaranteed Minimum Accumulation Benefit provides that at the end of the “Term,” which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.
The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements and/or Bonus Credits) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.
This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 79 or younger.
Because of the ten-year Term, if you are within ten years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not be able to receive the full value of the Guaranteed Minimum Accumulation Benefit. You should consult a tax adviser before resetting the Guaranteed Minimum Accumulation Benefit with a Qualified Contract.
Example 1. How an Additional Purchase Payment Affects the Total Protection Rider. Assume:
(i)
The Owner purchases the Contract with the Total Protection Rider.
(ii)
The initial Purchase Payment is $100,000.
At Contract issue, the Guaranteed Growth Death Benefit is $100,000, the Guaranteed Growth Death Benefit cap is $200,000 ($100,000 x 200%), the Remaining Benefit Amount is $100,000 ($100,000 x 100%), the Annual
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Withdrawal Amount is $5,000 ($100,000 x 5%), and the Guaranteed Minimum Accumulation Benefit is $105,000 ($100,000 x 105%).
The Owner adds a Purchase Payment of $10,000 to the Contract in the first Contract Year (42 days after Contract issue). As a result of interest accrued over the 42 days since the initial Purchase Payment, immediately prior to the $10,000 Purchase Payment, the Guaranteed Growth Death Benefit has increased to $100,563, calculated as follows:
Initial Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05(42/365))
$100,000 x (1.05(42/365)) = $100,563
The Guaranteed Growth Death Benefit increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit prior to Purchase Payment + Purchase Payment
$100,563 + $10,000 = $110,563
The Guaranteed Growth Death Benefit cap also increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit cap prior to Purchase Payment + (Purchase Payment x 200%)
$200,000 + ($10,000 x 200%)
$200,000 + $20,000 = $220,000
The Remaining Benefit Amount increases as a result of the Purchase Payment:
Remaining Benefit Amount prior to Purchase Payment t + (Additional Purchase Payment x 100%)
$100,000 + ($10,000 x 100%)
$100,000 + $10,000 = $110,000
The Annual Withdrawal Amount increases as a result of the Purchase Payment:
Prior Annual Withdrawal Amount + (Purchase Payment x 5%)
$5,000 + ($10,000 x 5%)
$5,000 + $500 = $5,500
The Guaranteed Minimum Accumulation Benefit increases as a result of the Purchase Payment:
Guaranteed Minimum Accumulation Benefit prior to Purchase Payment + (Purchase Payment x 105%)
$105,000 + ($10,000 x 105%)
$105,000 + $10,500 = $115,500
Example 2. How a Withdrawal Affects the Total Protection Rider.
Continuing from Example 1, the Owner withdraws $10,500 from the Contract in the fourth Contract Year (1,450 days after the additional Purchase Payment). The Contract Value prior to withdrawal is $130,500.
As a result of interest accrued over the 1,450 days since the additional Purchase Payment, immediately prior to the $10,500 withdrawal, the Guaranteed Growth Death Benefit has increased to $134,210.50, calculated as follows:
Guaranteed Growth Death Benefit x (1 + Effective Annual Interest Rate)^Time Elapsed Since Additional Purchase Payment
$110,563 x (1 + .05(1450/365))
$110,563 x (1.05(1450/365)) = $134,210.50
The Guaranteed Growth Death Benefit decreases as a result of the withdrawal:
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(Guaranteed Growth Death Benefit prior to withdrawal - Annual Withdrawal Amount) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
($134,210.50 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500))
$128,710.50 x (1 - ($5,000 / $125,000))
$128,710.50 x (1 - .04)
$128,710.50 x .96 = $123,562.08
The Guaranteed Growth Death Benefit cap also decreases as a result of the withdrawal:
(Cumulative Purchase Payments - Cumulative withdrawals) x 200%
($100,000 + $10,000 - $10,500) x 200%
$99,500 x 200% = $199,000
The Remaining Benefit Amount decreases as a result of the withdrawal:
(Remaining Benefit Amount prior to withdrawal - Annual Withdrawal Amount) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
($110,000 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500))
$104,500 x (1 - ($5,000 / $125,000))
$104,500 x (1 - .04)
$104,500 x .96 = $100,320
The Annual Withdrawal Amount decreases as a result of the withdrawal:
Prior Annual Withdrawal Amount x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
$5,500 x (1 - ($10,500 - $5,500) / ($130,500 - $5,500))
$5,500 x (1 - ($5,000 / $125,000))
$5,500 x (1 - .04)
$5,500 x .96 = $5,280
The Guaranteed Minimum Accumulation Benefit decreases as a result of the withdrawal:
(Guaranteed Minimum Accumulation Benefit prior to withdrawal - Annual Withdrawal Limit) x (1 - (Amount of withdrawal in excess of the Annual Withdrawal Amount / (Contract Value - Annual Withdrawal Amount)))
($115,500 - $5,500) x (1 - ($10,500 - $5,500) / ($130,500 - $5,500))
$110,000 x (1 - ($5,000 / $125,000))
$110,000 x (1 - .04)
$110,000 x 0.96 = $105,600
After the withdrawal, the Guaranteed Growth Death Benefit is $123,562.08, the Guaranteed Growth Death Benefit cap is $199,000, the Remaining Benefit Amount is $100,320, the Annual Withdrawal Amount is $5,280, and the Guaranteed Minimum Accumulation Benefit is $105,600.
Example 3. Total Protection Rider at the end of 10 Years.
Continuing from Example 2, assume the Owner does not reset the Guaranteed Minimum Accumulation Benefit term for the first 10 Contract Years. At the end of 10 Contract Years, the Owner’s Contract Value is $104,000, and the Guaranteed Minimum Accumulation Benefit is $105,600. Because the Guaranteed Minimum Accumulation Benefit exceeds the Contract Value, the difference of $1,600 will be added to the Owner’s Contract Value. Once this additional amount has been added to the Owner’s Contract Value, the Guaranteed Minimum Accumulation Benefit terminates.
Example 4. How Advisory Fee Withdrawals Reduce the Total Protection Rider. Assume:
(i)
The Owner purchases the Contract with the Total Protection Rider.
(ii)
The initial Purchase Payment is $100,000.
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At Contract issue, the Guaranteed Growth Death Benefit is $100,000, the Guaranteed Growth Death Benefit cap is $200,000 ($100,000 x 200%), the Remaining Benefit Amount is $100,000 ($100,000 x 100%), the Annual Withdrawal Amount is $5,000 ($100,000 x 5%), and the Guaranteed Minimum Accumulation Benefit is $105,000 ($100,000 x 105%).
A $1,000 advisory fee is withdrawn from the Contract. Immediately prior to the withdrawal, the Guaranteed Growth Death Benefit has increased to $110,563, the Guaranteed Growth Death Benefit cap is $200,000, the Remaining Benefit Amount is $100,000, the Annual Withdrawal Amount is $5,000, and the Guaranteed Minimum Accumulation Benefit is $105,000.
Because the advisory fee of $1,000 is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Withdrawal Benefit dollar for dollar as follows:
Guaranteed Growth Death Benefit - Advisory Fee Withdrawal Amount
$110,563 - $1,000 = $109,563
The Guaranteed Growth Death Benefit cap is reduced as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (Advisory Fee Withdrawal Amount x 200%) =
$200,000 - ($1,000 x 200%)
$200,000 - $2,000 = $198,000
The remaining Annual Withdrawal Amount is reduced as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount
$5,000 - $1,000 = $4,000
Because the advisory fee is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Remaining Benefit Amount dollar for dollar as follows:
Remaining Benefit Amount Prior to Advisory Fee Withdrawal – Advisory Fee Withdrawal Amount
$100,000 - $1,000 = $99,000
Because the advisory fee is less than the Annual Withdrawal Amount of $5,000, the withdrawal reduces the Guaranteed Minimum Accumulation Benefit dollar for dollar as follows:
Guaranteed Minimum Accumulation Benefit Prior to Advisory Fee Withdrawal - Advisory Fee Withdrawal Amount
$105,000 - $1,000 = $104,000
If the advisory fee withdrawal is $6,000 (and therefore greater than the Annual Withdrawal Amount), benefits under the Total Protection Rider are reduced proportionately.
The Guaranteed Growth Death Benefit is reduced as follows:
(Guaranteed Growth Death Benefit – Annual Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
($110,563 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
($105,563 x [1 - ($1,000/$95,000)] = $104,451.81
The Guaranteed Growth Death Benefit Cap is reduced as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (Advisory Fee Withdrawal Amount x 200%)
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$200,000 - ($6,000 x 200%)
$200,000 - $12,000 = $188,000
After the withdrawal, the remaining Annual Withdrawal Amount is $0. The advisory fee withdrawal will proportionately reduce the Annual Withdrawal Amount available in future Contract Years. The Annual Withdrawal Amount for the next Contract Year is calculated as follows:
Annual Withdrawal Amount Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
$5,000 x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
$5,000 x [1 - ($1,000/$95,000)] = $4,947.37
The Remaining Benefit Amount is reduced as follows:
(Remaining Benefit Amount Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)]
($100,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
$95,000 x [1 - ($1,000/$95,000)] = $94,000
The Guaranteed Minimum Accumulation Benefit is reduced as follows:
(Guaranteed Minimum Accumulation Benefit Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount) x [1 - (Advisory Fee Withdrawal Amount - Annual Withdrawal Amount)/(Contract Value Prior to Advisory Fee Withdrawal - Annual Withdrawal Amount)] =
($105,000 - $5,000) x [1 - ($6,000 - $5,000)/($100,000 - $5,000)]
$100,000 x [1 - ($1,000/$95,000)] = $98,947.37
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APPENDIX C
Automatic Bonus Credit Rider

During the period of May 1, 2005 through December 31, 2007, the Company automatically issued a rider, which made available a Bonus Credit; provided, however, that the rider was available only if (1) the Company issued the Contract during the period of May 1, 2005 through December 31, 2007; (2) the Contract was issued without a 0-Year Alternate Withdrawal Charge Rider; and (3) the age of any Owner on the Contract Date was 80 or younger.
The Bonus Credit, which was added to Contract Value, generally was equal to 2% of each Purchase Payment made in the first Contract Year. If the Contract was issued with a 4-Year Alternate Withdrawal Charge Rider, the Bonus Credit was equal to 1% of each Purchase Payment made in the first Contract Year, and if the Contract was issued with a 0-Year Alternate Withdrawal Charge Rider, the Bonus Credit was not available. The Company applied the Bonus Credit to Contract Value at the time the Purchase Payment was effective, and any Bonus Credit was allocated among the Subaccounts in the same proportion as the applicable Purchase Payment. This rider is no longer available, but if your Contract was issued with this rider, you received the applicable Bonus Credit amount with respect to all Purchase Payments made during the first Contract Year. If you purchased the Contract in connection with the transfer or exchange of a variable annuity contract issued by another insurance company, the Company made the automatic Bonus Credit available only if your application was submitted during the period of May 1, 2005 through December 31, 2007 and your initial Purchase Payment was received by the Company no later than February 28, 2008.
The Bonus Credit is subject to any applicable withdrawal charge. There was no charge for this rider.
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The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at http://www.dfinview.com/SecurityBenefit/TAHD/814121489?site=PSBL.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000227296

Prospectus
May 1, 2022

AEA VALUEBUILDER VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
Security Benefit Life Insurance Company
and offered by Security Distributors, LLC
27-03200-00 2022/05/01
AEA 320

AEA VALUEBUILDER VARIABLE ANNUITY
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
SBL Variable Annuity Account XIV
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the AEA Valuebuilder Variable Annuity—an Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract was sold on an individual basis in connection with a retirement plan qualified under Section 402A, 403(b), 408 or 408A of the Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. The Contract is currently not sold to new investors.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called SBL Variable Annuity Account XIV (the “Separate Account”), or to the Fixed Account (if it is available under your Contract). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).
The Contract was made available under the AEA Valuebuilder Program pursuant to an agreement between the Company (and certain of its affiliates) and a subsidiary of the Alabama Education Association (the “AEA”). Although the agreement has expired, the Company continues to be obligated to pay the AEA’s subsidiary an annual fee in exchange for receiving certain services in connection with the Contract.
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. Neither the refund nor the Contract Value will include any Credit Enhancements, if applicable. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Expenses for this Contract, if purchased with the Extra Credit Rider, may be higher than expenses for a contract without the Extra Credit Rider. The amount of Credit Enhancement may be more than offset by additional fees and charges. All or a portion of your Credit Enhancement may be recaptured upon cancellation of your Contract under the free look provision, surrender, withdrawal, or death.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2022
AEA 320
Protected by U.S. Patent No. 7,251,623 B1.27-03200-00 2022/05/01

2

3

Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Debt — The unpaid loan balance including accrued loan interest.
Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date.
Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
4

Guaranteed Rate — The minimum interest rate earned on Contract Value allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Participant — A Participant under a Qualified Plan.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — SBL Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
Important Information You Should Consider About the Contract

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals
If you withdraw money from your Contract within 7 years following your last
Purchase Payment, you may be assessed a surrender charge of up to 7% (as a percentage of the portion of the withdrawal amount consisting of Purchase
Payments), declining to 0% in the eighth year.
For example, if you were to withdraw $100,000 during a surrender charge period, you would be assessed a charge of up to $7,000.
Fee Table Fee Table – Examples Charges and Deductions – Contingent Deferred Sales Charge
Transaction Charges	Other than surrender charges (if any), there are no charges for other transactions (e.g., transferring money between investment options).	Not Applicable
5

	FEES AND EXPENSES			Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Interest on any
Contract loans is not reflected. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table
Fee Table – Examples
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Administration Charge
Charges and Deductions
– Account Adminis-
tration Charge
Charges and Deductions
– Optional Rider Charges
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.18%	1.33%
	Investment options[2] (Underlying Fund fees and expenses)	0.59%	1.94%
	Optional benefits available for an additional charge[3] (for a single optional benefit, if elected)	0.05%	0.70%
1
As a percentage of Contract Value allocated to the Separate Account. Any charge above the minimum charge of 1.10% is deducted from your Contract Value on a monthly basis. The charge shown includes the account administration charge.
2
As a percentage of Underlying Fund average net assets.
3
As a percentage of Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,588.67	Highest Annual Cost: $3,214.88
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
•No optional benefits
•No sales charges or advisory fees
•No additional Purchase Payments,
transfers or withdrawals
•No Contract loans
•No Credit Enhancement amounts

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base
Contract charge, optional benefits,
and Underlying Fund fees and
expenses
•No sales charges or advisory fees
•No additional Purchase Payments,
transfers or withdrawals
•No Contract loans
•No Credit Enhancement amounts

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your Contract or the amount of money that you actually receive. Withdrawals may also reduce or terminate
Contract guarantees.
•The benefits of tax deferral and long-term income mean the Contract is more beneficial to investors with a long time horizon.
Charges and Deductions – Contingent Deferred Sales Charge The Contract – General
6

	RISKS	Location in Prospectus
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that you choose under the Contract.
•Each investment option (including the Fixed Account, if available) has its own unique risks.
•You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security
Benefit Life Insurance Company. Any obligations (including under the Fixed
Account option), guarantees or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life
Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting www.securitybenefit.com.
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
	RESTRICTIONS	Location in Prospectus
Investments
•Certain investment options may not be available under your Contract.
•Certain Subaccounts prohibit you from transferring out and back within a period of calendar days.
•We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•There are certain restrictions on transfers between the Fixed Account and
Subaccounts.
•We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Transfers of Contract Value – Frequent Transfer Restrictions The Fixed Account – Transfers and Withdrawals from the Fixed Account Other Information – Changes to Investments
Optional Benefits
•Optional benefits are only available at Contract issue. You cannot change or cancel the benefits that you select after they are issued.
•Certain optional benefits are not available in every state and are subject to age restrictions.
•Certain optional benefits previously offered with the Contract are no longer available for purchase. We reserve the right to stop offering for purchase any currently available optional benefit at any time.
•Optional benefits may limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
•We do not have the right to modify or terminate an optional benefit.
Withdrawals, however, may reduce the value of an optional benefit by an amount greater than the value withdrawn or result in termination of the benefit.
Benefits Under the Contract – Optional Riders Appendix B – Riders Available for Purchase Only Prior to February 1, 2010
	TAXES	Location in Prospectus
Tax Implications
•If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
The Contract – Withdrawals to Pay Advisory Fees Charges and Deductions – Deduction of Advisory Fees Federal Tax Matters Federal Tax Matters – Qualified Plans
7

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. Because of the withdrawal charge and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests. The Fixed Account option (if available under your Contract), which guarantees the principal and a minimum interest rate, may also be available for investment. If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account.
A list of the Underlying Funds available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7), withdrawals (other than systematic withdrawals) are permitted after the Annuity Start Date.
8

In general, optional benefits (e.g., the Annual Stepped Up Death Benefit) terminate upon annuitization if you elect one of Annuity Options 1 through 4, 7, or 8. If you elect Annuity Option 5 or 6, the optional benefit will continue after the Annuity Start Date if you purchase one of the Waiver of Withdrawal Charge Riders or the 0-Year or 4-Year Alternate Withdrawal Charge Rider, and the Company will continue to deduct optional benefit charges after the Annuity Start Date.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefit. For Contract Owners aged 80 or younger on the Contract issue date, the Contract includes a standard death benefit that will pay the higher of Contract Value or total Purchase Payments (adjusted for any outstanding Contract Debt, any pro rata account administration charge, prior withdrawals, including any withdrawal charges, and any uncollected premium tax) upon your or the Annuitant’s death. For Contract Owners aged 81 and older on the Contract issue date, the standard death benefit will be equal to the Contract Value only. If you elect to purchase an optional rider that provides an enhanced death benefit for an additional charge, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
Loans. If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. A loan must be taken and repaid prior to the Annuity Commencement Date.
Extra Credit Rider. For an additional cost during the first seven Contract Years, the Company adds to your Contract Value an amount known as a Credit Enhancement, which is based on a percentage of any Purchase Payments made in the first Contract Year. In the past, we offered a version of this rider at no cost. All or a portion of your Credit Enhancement may be recaptured upon free look, surrender, withdrawal, or death.
0-Year or 4-Year Alternate Withdrawal Charge. For an additional cost, this rider makes available an alternative, shorter withdrawal charge schedule. The withdrawal charge varies depending on the Purchase Payment age and will apply in lieu of the Contract’s seven-year withdrawal charge schedule.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but no surrender charge (if applicable) is assessed on such withdrawals, and the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts and the Fixed Account (if available) on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
9

Transaction Expenses
Charge
Sales Load on Purchase Payments	None
Maximum Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	7%[1]
Transfer Fee (per transfer)	None
1 We also refer to this charge as a contingent deferred sales charge, withdrawal charge, and sales charge. The amount of the surrender charge is determined by reference to how long your Purchase Payments have been held under the Contract. Free withdrawals are available equal to
(1) 10% of Purchase Payments, excluding any Credit Enhancements, in the first Contract Year, and (2) 10% of Contract Value as of the first
Valuation Date of the Contract Year in each subsequent Contract Year. See “Full and Partial Withdrawals” and “Contingent Deferred Sales
Charge” for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase an optional rider, you will pay additional charges, as shown below.
Annual Contract Expenses
Charge
Administration Charge	$30.00[1]
Net Loan Interest Charge[2]	2.75%
Base Contract Expenses (as a percentage of average Contract Value)[3]	1.25%
Optional Rider Expenses Under the Contract (as a percentage of Contract Value)[4]
4% Extra Credit Rider[5]	0.55%
Annual Stepped Up Death Benefit	0.20%
Waiver of Withdrawal Charge*	0.05%
Waiver of Withdrawal Charge – 15 Years or Disability*	0.05%
Alternate Withdrawal Charge Rider (0-Year)*	0.70%
Alternate Withdrawal Charge Rider (4-Year)[6]*	0.55%
Riders Available for Purchase ONLY Prior to February 1, 2010
3% Guaranteed Minimum Income Benefit Rider	0.15%
5% Guaranteed Minimum Income Benefit Rider	0.30%
3% Guaranteed Growth Death Benefit Rider	0.10%
5% Guaranteed Growth Death Benefit Rider	0.20%
6% Guaranteed Growth Death Benefit Rider	0.25%
7% Guaranteed Growth Death Benefit Rider	0.30%
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.25%
Enhanced Death Benefit Rider	0.25%
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider, and Guaranteed Growth Death Benefit Rider	0.40%
3% Extra Credit Rider[5]	0.40%
5% Extra Credit Rider[5]	0.70%
Waiver of Withdrawal Charge Rider – 10 Years or Disability*	0.10%
Waiver of Withdrawal Charge Rider – Hardship*	0.15%
10

Charge
Waiver of Withdrawal Charge Rider – 5 Years and Age 59½*	0.20%
* Charges for these riders will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1  We call this fee the account administration charge in your Contract, as well as in other places in this Prospectus. A pro rata account adminis-
tration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or
8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted. This fee is presented as part of the Base Contract Expenses in the section entitled “Important
Information You Should Consider About Your Contract” earlier in this Prospectus.
2 The net loan cost equals the difference between the amount of interest the Company charges you for a loan (5.75% plus the amount of total rider charges) and the amount of interest the Company credits to the Loan Account, which is credited at the Guaranteed Rate. The highest net cost of a loan is 2.75%, plus the amount of any applicable rider charges.
3 This charge is comprised of an annual mortality and expense risk charge and an annual administration charge. The administration charge is equal to an annual rate of 0.15%. The mortality and expense risk charge is 1.10% but is reduced to 0.95% for Contract Values of $25,000 or more. The minimum mortality and expense risk charge of 0.95% is deducted daily. Any mortality and expense risk charge above the minimum charge is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under
Options 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% under
Annuity Options 1 through 4, 7 and 8 (making the Base Contract Expenses 1.40%) in lieu of the amounts described above, and is deducted daily. See the discussion under “Mortality and Expense Risk Charge.”
4 You may not select riders with a total charge that exceeds 1.55% of the Contract Value (1.00% of Contract Value if you select a 0-Year
Alternate Withdrawal Charge Rider).
5  The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
6  If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See “Alternate Withdrawal Charge.”

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.59%	1.94%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.59%	1.76%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2023.

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the most expensive combination of optional benefits available for an additional charge. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$11,130.64	$19,923.96	$27,838.30	$48,636.03
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$4,824.34	$14,499.08	$24,208.68	$48,636.03
11

Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$9,850.10	$16,264.77	$21,883.89	$37,473.73
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$3,496.55	$10,650.95	$18,025.95	$37,473.73
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A withdrawal charge may be assessed on withdrawals and surrenders, and it could be substantial. Each Purchase Payment is subject to a withdrawal charge for seven years from the date of that Purchase Payment. This means that a Purchase Payment made in year eight of the Contract will be subject to a withdrawal charge until year 15 of the Contract. A tax may be assessed on withdrawals and surrenders, and it could be substantial. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of certain optional benefits by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and guaranteed rider benefits and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity and Business Disruption Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters,
12

pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts (such as Russia’s invasion of the Ukraine and the resulting response by the United States and other countries). For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Credit Enhancement Risk — Expenses for a Contract with a Credit Enhancement may be higher than for a Contract without a Credit Enhancement. The amount of the Purchase Payment credit may be more than offset by the fees and charges associated with the credit. In addition, Credit Enhancements are excluded from the calculation of the optional living and death benefits. This means that, unlike Purchase Payments, Credit Enhancements do not increase the value of such benefits.
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit and guaranteed rider benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2021, the Company had total assets under management of approximately $46.5 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
AEA Valuebuilder Program — Previously, this Contract was made available under the AEA Valuebuilder Program. The AEA Valuebuilder Program was established by the Alabama Education Association (the “AEA”) to encourage its members to save for retirement. Pursuant to an Agreement (the “AEA Agreement”) between the Company and Educator Benefits Corporation (“EBC”), a subsidiary of the AEA, the Company and its affiliates provided retirement plan products, such as the Contract, to AEA members. Also under the terms of the AEA Agreement, EBC provided certain services to the Company, including publicizing the availability of the Contract to AEA’s members under the AEA Valuebuilder Program.
The AEA Agreement expired pursuant to its terms effective May 31, 2007. Since that date, EBC has continued to provide certain services to the Company. The AEA Agreement requires the Company to make payments to EBC even after the Agreement terminates. For the period January 1, 2021 through December 31, 2021, the Company paid EBC $267,535.88.
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The Company also has an agreement with NEA’s Member Benefits Corporation (“MBC”), a wholly-owned subsidiary of The National Education Association of the United States (the “NEA”), in connection with the NEA Valuebuilder Program (the “NEA Agreement”). The NEA Valuebuilder Program provides investment products, including variable annuity contracts issued by the Company, in connection with retirement plans sponsored by school districts and other employers of NEA members and individual retirement accounts established by NEA members. Pursuant to the NEA Agreement, the Company has the exclusive right to offer certain products, including the Contract, under the NEA Valuebuilder Program (subject to limited exceptions), and MBC promotes the NEA Valuebuilder Program, including the Contract, to employers of NEA members and to members of the NEA and its state affiliates, such as the AEA, and provides certain services in connection with the NEA Valuebuilder Program.
You may wish to take into account these Agreements and the fees that have been paid when considering and evaluating any communications relating to the Contract. You should particularly note that the AEA Agreement granted the Company an exclusive right to offer retirement and savings products, including the Contract, under the AEA Valuebuilder Program.
Neither the AEA, EBC, NEA or MBC is registered as a broker-dealer or has a role in distributing the Contract or in providing any securities brokerage services. The Company and its affiliates are not affiliated with the AEA, EBC, NEA or MBC.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent, the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company. We do not guarantee the investment results of the Separate Account.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
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As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. Investing in Underlying Funds with managed volatility strategies may impact the value of certain guaranteed benefits under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
Certain Underlying Funds (sometimes called “alternative funds”) invest in positions that emphasize alternative investment strategies and/or nontraditional asset classes. These alternative investments involve a mix of strategies that offer potential diversification or market exposure benefits, but such alternative investment strategies may be riskier than traditional investment strategies. The strategies often involve speculative investment techniques, such as leverage and complex derivative instruments.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of each Underlying Fund are available to the general public outside of an annuity or life insurance contract. If you purchase shares of these Funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees or charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Underlying Funds available through us, rather than to information that may be available through alternate sources.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting https://dfinview.com/SecurityBenefit/TAHD/814121455?site=PSBL.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
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Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub- advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.15% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
The Company receives a $15.00 annual fee payment per Participant invested in the BNY Mellon Appreciation Fund.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.65% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
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Transaction Expenses
Contingent Deferred Sales Charge — We also refer to this charge as the surrender charge, sales charge, or withdrawal charge in this Prospectus. The Company does not deduct sales charges from Purchase Payments before crediting them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. Purchase Payments do not include Credit Enhancements for the purpose of assessing the withdrawal charge.
The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.
The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments that exceeds the free withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Withdrawals are considered to come first from Purchase Payments in the order they were received and then from earnings. Free withdrawal amounts do not reduce Purchase Payments for the purpose of determining future withdrawal charges.
The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment is considered to have a certain “age,” depending on the length of time since the Purchase Payment was effective. A Purchase Payment is “age one” in the year beginning on the date the Purchase Payment is applied by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:
Purchase Payment Age (in years)	Withdrawal Charge
1	7%
2	7%*
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%
* If you are a Participant in the Texas Optional Retirement Program, we will instead assess a withdrawal charge of 6.75% in year 2.
The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. If we deduct the withdrawal charge from your remaining Contract Value, the withdrawal charge is also subject to a withdrawal charge.
Example of Withdrawal Charge Deducted from Withdrawal Payment and Deducted from Remaining Contract Value. Assume:
(i)
A withdrawal of $20,000 is requested in Contract Year 2
(ii)
The remaining free withdrawal amount in Contract Year 2 is $10,000
If the Owner requests that the withdrawal charge be deducted from the withdrawal payment, the withdrawal charge would be $700, calculated as follows:
(Withdrawal Amount – Remaining Free Withdrawal Amount) x Withdrawal Charge %
($20,000 - $10,000) x 7% = $700
The $700 withdrawal charge is deducted from the withdrawal payment before the Company sends it to the Owner. The Contract Value decreases by $20,000 and the Owner receives a total payment of $19,300 ($20,000 - $700).
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If the Owner requests that the withdrawal charge be deducted from the remaining Contract Value, the withdrawal charge would be $752.69, calculated as follows:
(Withdrawal Amount - Remaining Free Withdrawal Amount)	x	Withdrawal Charge %
1– Withdrawal Charge %
($20,000 - $10,000) x (7% / (1 - 7%))
$10,000 x (7% / 93%)
$10,000 x 7.5269% = $752.69
The $752.69 withdrawal charge is deducted from the Contract Value. The Contract Value decreases by $20,752.69 ($20,000 + $752.69) and the Owner receives a total payment of $20,000.
In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) Annuity Options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.
The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the mortality and expense risk charge.
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. Currently, in Maine, South Dakota and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Contract. Those amounts are currently 2.00%, 1.25% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5% but are subject to change by a governmental entity.
Deduction of Advisory Fees — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. However, no surrender charges will apply to such deductions, and the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including
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fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
Annual Contract Expenses
Administrative Expenses
Account Administration Charge — The Company deducts an account administration charge of $30 from Contract Value at each Contract anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.
Base Contract Expenses
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.95%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the tables below.
Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	1.10%
$25,000 or more	0.95%
During the Annuity Period, the mortality and expense risk charge is as follows:
Annuity Option	Annual Mortality and Expense Risk Charge
Annuity Options 5 & 6	See table immediately above.
Annuity Options 1-4, 7 & 8	1.25%
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge — The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contracts and operation of the Subaccounts.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets.
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See “Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds” for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as intermediary for, the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.
Loan Interest Charge — The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to 5.75% plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Optional Rider Charges — In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company made each rider available only at issue.
The Company deducts a monthly charge from the Contract Value for any riders elected by the Owner. The Company will deduct the monthly rider charge from the Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8. If you elect Annuity Option 5 or 6, the Company will deduct the monthly rider charge for the life of the Contract if you purchase one of the Waiver of Withdrawal Charge Riders or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, was deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. Total rider charges cannot exceed 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).
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Optional Rider Expenses Under the Contract (as a percentage of Contract Value)
Annual Rider Charge
4% Extra Credit Rider[1]	0.55%
Annual Stepped Up Death Benefit Rider	0.20%
Waiver of Withdrawal Charge Rider*	0.05%
Waiver of Withdrawal Charge Rider—15 Years or Disability*	0.05%
0-Year Alternate Withdrawal Charge Rider*	0.70%
4-Year Alternate Withdrawal Charge Rider[2]*	0.55%
Riders Available for Purchase ONLY Prior to February 1, 2010
3% Guaranteed Minimum Income Benefit Rider	0.15%
5% Guaranteed Minimum Income Benefit Rider	0.30%
3% Guaranteed Growth Death Benefit Rider	0.10%
5% Guaranteed Growth Death Benefit Rider	0.20%
6% Guaranteed Growth Death Benefit Rider	0.25%
7% Guaranteed Growth Death Benefit Rider	0.30%
5% Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.25%
Enhanced Death Benefit Rider	0.25%
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider	0.35%
5% Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.35%
5% Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider, and Guaranteed Growth Death Benefit Rider	0.40%
3% Extra Credit Rider[1]	0.40%
5% Extra Credit Rider[1]	0.70%
Waiver of Withdrawal Charge Rider—10 Years or Disability*	0.10%
Waiver of Withdrawal Charge Rider—Hardship*	0.15%
Waiver of Withdrawal Charge Rider—5 Years and Age 59½*	0.20%
*
Charges for these riders will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1
The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
2
If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See “Alternate Withdrawal Charge.”

Guarantee of Certain Charges — The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 1.10% (1.25% during the Annuity Period) of each Subaccount’s average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount’s average daily net assets; and (3) the account administration charge will not exceed $30 per year.
Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
Payment of Compensation — The Company pays commissions to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.
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The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.
The Contract is available to an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408, or 408A of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Your Contract may permit you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — Purchase of a Contract requires submission of an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company requires.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $1,000, or a combination of a smaller initial Purchase Payment that, together with payments under an Automatic Investment Program, results in total Purchase Payments by the end of the Contract Year of at least $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $25. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
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The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Owner’s account to government regulators. In addition, the Company may be required to block the Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts and/or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account (if available).
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and/or the Fixed Account in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Invesco V.I. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
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Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount.
Closed Subaccounts	Effective Date
Fidelity® Advisor Stock Selector Mid Cap[1]	July 31, 2004
Fidelity® Advisor International Capital Appreciation	December 31, 2004
PGIM Jennison Small Company[1]	November 23, 2007
Invesco Small Cap Growth	July 8, 2011
PGIM Quant Solutions Small-Cap Value	April 29, 2016
1 Available only to Contracts purchased prior to Effective Date
In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Invesco V.I. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
•
The Fidelity® Advisor Stock Selector Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004. If you purchased a Contract prior to that date, you may continue to allocate Purchase Payments and transfer Contract Value to this Subaccount. If you purchased your Contract on or after July 31, 2004, you may not allocate Purchase Payments or transfer Contract Value to the Fidelity® Advisor Stock Selector Mid Cap Subaccount.
•
The PGIM Jennison Small Company Subaccount is available only If you purchased your Contract prior to November 23, 2007. If you purchased a Contract prior to that date, you may continue to allocate Purchase Payments and transfer Contract Value to this Subaccount. If you purchased your Contract on or after November 23, 2007, you may not allocate Purchase Payments or transfer Contract Value to the PGIM Jennison Small Company Subaccount.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or
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Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
If the Fixed Account is available under your Contract, you may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
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Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $25, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the close of a Valuation Date (normally 3:00 p.m. Central Time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
You may also transfer Contract Value to the Fixed Account, provided that the Fixed Account is available under your Contract. Transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.” The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Invesco V.I. Government Money Market Subaccount. In addition, transfers are subject to the frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as described below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•
the total dollar amount being transferred;
•
the number of transfers you made within a period of time;
•
transfers to and from (or from and to) the same Subaccount;
•
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
There is a risk that some Owners and Participants may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and
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Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the Guggenheim SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
Allspring Growth, Allspring Large Cap Core, Allspring Opportunity, Allspring Small Company Value	30 days
American Century Equity Income, American Century Heritage, American Century
International Growth, American Century Select, American Century Strategic Allocation:
Aggressive, American Century Strategic Allocation: Conservative, American Century
Strategic Allocation: Moderate
30 days
AMG Managers River Road Mid Cap Value	30 days
Ariel®	60 days
BNY Mellon Appreciation, BNY Mellon Opportunistic Midcap Value, BNY Mellon Dynamic Value	60 days
Calamos® Growth, Calamos® Growth and Income, Calamos® High Income Opportunities	30 days
Federated Hermes Corporate Bond	30 days
Fidelity® Advisor Dividend Growth, Fidelity® Advisor Real Estate, Fidelity® Advisor Stock Selector Mid Cap[1], Fidelity® Advisor Value Strategies	60 days
Goldman Sachs Emerging Markets Equity, Goldman Sachs Government Income	30 days
Guggenheim Alpha Opportunity, Guggenheim Core Bond Guggenheim High Yield,
Guggenheim Large Cap Value, Guggenheim SMid Cap Value, Guggenheim StylePlus
Large Core, Guggenheim StylePlus Mid Growth, Guggenheim World Equity Income
30 days
Invesco American Franchise, Invesco Comstock, Invesco Equity and Income, Invesco Discovery Mid Cap Growth, Invesco Main Street Mid Cap, Invesco Technology, Invesco Value Opportunities	30 days
Invesco V.I. Government Money Market	Unlimited
Janus Henderson Overseas	30 days
Janus Henderson U.S. Managed Volatility	90 days
Neuberger Berman Core Bond, Neuberger Berman Large Cap Value, Neuberger Berman Sustainable Equity	30 days
PGIM Jennison Focused Growth, PGIM Small Company[2]	30 days
PIMCO International Bond (U.S. Dollar-Hedged), PIMCO High Yield	30 days
Royce Opportunity, Royce Small-Cap Value	30 days
T. Rowe Price Capital Appreciation, T. Rowe Price Growth Stock	30 days
Victory RS Science and Technology, Victory RS Value	30 days
1
You may transfer Contract Value to the Fidelity® Advisor Stock Selector Mid Cap Subaccount only if you purchased your Contract prior to July
31, 2004.
2
You may transfer Contract Value to the PGIM Jennison Small Company Subaccount only if you purchased your Contract prior to November
23, 2007.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves
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the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners and Participants, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners and Participants who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner or Participant in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner or Participant, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Owners and Participants seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners and Participants determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners and Participants without special arrangement, waiver, or exception, aside from allocations to the Invesco V.I. Government Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Invesco V.I. Government Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
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Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Owners and Participants bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and Participants and, as a result, the Company will inadvertently treat those Owners and Participants differently than Owners and Participants it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners and Participants may be treated differently than others. Consequently, there is a risk that some Owners and Participants may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
•
Investment performance of the Subaccounts to which you have allocated Contract Value,
•
Interest credited to the Fixed Account,
•
Payment of Purchase Payments,
•
The amount of any outstanding Contract Debt,
•
Full and partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), and
•
Charges assessed in connection with the Contract, including charges for any optional Riders selected.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as loans, full or partial withdrawals (including systematic withdrawals and withdrawals to pay advisory fees), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any applicable requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
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The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.95%, (5) the administration charge under the Contract of 0.15%, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 0.95% and the administration charge of 0.15% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us prior to any announced closing of regular trading on the NYSE (the “cut-off time”) to be processed on the current Valuation Date. The NYSE normally closes at 3:00 p.m. Central time so financial transactions normally must be received prior to that time. Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including systematic withdrawals and withdrawals to pay investment advisory fees, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals and withdrawals to pay investment advisory fees) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and the written consent of any effective assignee or irrevocable beneficiary, if applicable).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.” If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.” The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, and national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all
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or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, any premium tax charge, and a percentage of any Credit Enhancements that have not yet vested. See “Premium Tax Charge” and “Extra Credit.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
If a partial withdrawal (other than a systematic withdrawal or a withdrawal to pay investment advisory fees) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. No surrender charges will be assessed on a withdrawal to pay advisory fees and the deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce death benefits and any guaranteed benefit values, perhaps significantly. See “Benefits Under the Contract – Optional Riders.”
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or the Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
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Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charges and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
In no event will the amount of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you, as of the Valuation Date on which the Company receives your Contract, Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we received your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancements); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, and any Joint Annuitant, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If any Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be calculated as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements if the Extra Credit Rider was in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death).
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If any Owner was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.
If you purchased one of the optional riders that provides an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of the Annual Stepped Up Death Benefit above, as well as the discussion of the Guaranteed Growth Death Benefit; Combined Annual Stepped Up and Guaranteed Growth Death Benefit; Enhanced Death Benefit; Combined Enhanced Death Benefit and Annual Stepped Up Death Benefit; Combined Enhanced Death Benefit and Guaranteed Growth Death Benefit; and Combined Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. No Credit Enhancements will be recaptured from the Death Benefit that are attributable to amounts allocated to the Fixed Account.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Participant has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner’s death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing or other approved means at our Administrative Office.
Example of the Standard Death Benefit. Assume:
(i)
The initial Purchase Payment is $100,000
(ii)
The Owner takes one withdrawal of $10,000 over the life of the Contract
(iii)
At the time of the Owner’s death, the Contract Value is $89,000
(iv)
There is no outstanding Contract Debt and no unvested Credit Enhancements at the time of the Owner’s death
If the Owner was 80 years old or younger on the Contract Date, the standard death benefit is the greater of the Contract Value or total Purchase Payments less any withdrawals (including withdrawal charges). The Contract Value is $89,000, and the amount of total Purchase Payments less withdrawals and withdrawal charges is $90,000. Thus, the death benefit is $90,000.
If the Owner was 81 years or older on the Contract Date, the standard death benefit is the Contract Value, which is $89,000.
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Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)
The Contract Value grows at an annual rate of 3%.
(iii)
An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
Distribution Requirements — For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Please note that any death benefit we may pay that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will
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designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that were previously offered. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts and the Fixed Account, if available.	There is no charge for this option.
•The minimum amount that may be transferred to any one
Subaccount is $25.00.
•The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
•Transfers can be made for a fixed period of time, until the total amount elected has been transferred, or until the Contract Value in the Subaccount from which transfers are made has been depleted.
•After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	•The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
Standard Death Benefit- Contract Issue Age 81 and Older	Provides a death benefit equal to the Contract Value.	There is no charge for this option.
•The death benefit will be reduced by any outstanding Contract
Debt, any pro rata account administration charge and any
uncollected premium tax.
•Purchase Payments do not include any Credit Enhancements.
•The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Standard Death Benefit- Contract Issue Age 80 or Younger	Provides a death benefit equal to the greater of all Purchase Payments less any withdrawals, including withdrawal charges, or Contract Value.	There is no charge for this option.
•The death benefit will be reduced by any outstanding Contract
Debt, any pro rata account administration charge and any
uncollected premium tax.
•Purchase Payments do not include any Credit Enhancements.
•The Contract Value will be reduced by any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death.

Systematic Withdrawals	Allows you to set up automatic periodic payments from your Contract Value.	There is no charge for this option.	•Each payment must be at least $100 (unless we consent otherwise). •Withdrawals may be subject to income tax and penalties.
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Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Extra Credit (3%, 4% or 5%)	Provides a Credit Enhancement equal to a selected percentage of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	3%: 0.40%
•Credit Enhancements are only applied to Purchase Payments
received in the first Contract Year. If Purchase Payments are made in subsequent Contract Years, the charge for this benefit will increase proportionately in relation to those Purchase Payments and no additional Credit Enhancement will be applied.
•You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•Credit Enhancements are not fully vested until the seventh Contract anniversary. Until that date, all or a portion of the Credit
Enhancement(s) will be forfeited under certain circumstances.
•Only one Extra Credit Rider could be purchased for your Contract.
•Available only at Contract issue if Owner was age 80 or younger.
•Available at Contract issue only.

4%: 0.55%
5%: 0.70%
Guaranteed Minimum Income Benefit (3% or 5%)	Provides a lifetime minimum income benefit, based on a 3% or 5% crediting rate, for the purchase of a Fixed Annuity only.	3%: 0.15%
•You may only apply the Minimum Income Benefit to purchase
certain fixed annuity options.
•You may not exercise this benefit, convert it to an income stream, until your 10th Contract anniversary and later.
•If you elect the Guaranteed Minimum Income Benefit at 5%, the
Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount or the
Fixed Account.
•Any amounts allocated to the Loan Account will only earn the
Guaranteed Rate.
•Available only at Contract issue if the Owner was age 79 or younger.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

5%: 0.30%
Annual Stepped Up Death Benefit	This rider makes available an enhanced death benefit equal to the greatest of (1) Purchase Payments (excluding Credit Enhancements) less any withdrawals and withdrawal charges, (2) the Contract Value, or (3) the Stepped Up Death Benefit.	0.20%
•We will recapture any Credit Enhancements, if applicable, during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value.
•Available only at Contract issue if the age of the Owner at the time the Contract was issued was 79 or younger.
•The benefit will terminate at the Annuity Start Date.
•The death benefit will be reduced by any outstanding Contract
Debt, pro rata account administration charge, and premium tax.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

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Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Guaranteed Growth Death Benefit
Provides an enhanced death
benefit equal to the greater of all
Purchase Payments (not
including any Credit
Enhancements), the Contract
Value on the Valuation Date, or
the Guaranteed Growth Death
Benefit.
		3%: 0.10%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If you elect the Guaranteed Growth Death Benefit at 5%, 6% or
7%, the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market
Subaccount or the Fixed Account.
•Any amounts allocated to the Loan Account will only earn the
Guaranteed Rate.
•The death benefit is capped at an amount equal to 200% of
Purchase Payments (not including any Credit Enhancements), less premium tax and any withdrawals, including withdrawal charges.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value.
•Available only at Contract issue if the Owner was age 79 or younger only.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

		5%: 0.20%
		6%: 0.25%
		7%: 0.30%
Enhanced Death Benefit	Provides an enhanced death benefit equal to the greater of (1) all Purchase Payments (not including any Credit Enhancements), less withdrawals and withdrawal charges, or (2) the Contract Value (plus the Enhanced Death Benefit).	0.25%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•The enhanced death benefit amount is calculated using a lower percentage for Contract issue age 70 or older.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value.
•Available only at Contract issue and if the Owner was age 79 or younger only.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Combined Annual Stepped Up and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) all Purchase Payments (not including any Credit Enhancements), less withdrawals and withdrawal charges, (2) the Contract Value on the Valuation Date, (3) the Annual Stepped Up Death Benefit, or (4) the Guaranteed Growth Death Benefit at 5%.	0.25%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value.
•Available only at Contract issue if the Owner was age 79 or younger.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Combined Enhanced and Annual Stepped Up Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges, (2) Contract Value (plus the Enhanced Death Benefit), or (3) the Annual Stepped Up Death Benefit (plus the Enhanced Death Benefit).	0.35%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value.
•Available only at Contract issue if the Owner was age 79 or younger.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

37

Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Combined Enhanced and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) all Purchase Payments (not including any Credit Enhancements), less withdrawals and withdrawal charges, (2) the Contract Value (plus the Enhanced Death Benefit), or (3) the Guaranteed Growth Death Benefit at 5% (plus the Enhanced Death Benefit).	0.35%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value.
•Available only at Contract issue if the Owner was age 79 or younger.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit	Provides an enhanced death benefit equal to the greatest of (1) all Purchase Payments (not including any Credit Enhancements), less withdrawals and withdrawal charges, (2) the Contract Value (plus the Enhanced Death Benefit), (3) the Annual Stepped Up Death Benefit (plus the Enhanced Death Benefit), or (4) the Guaranteed Growth Death Benefit at 5% (plus the Enhanced Death Benefit).	0.40%
•Any death benefit will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.
•If proof of death and instructions regarding payment are not received by the Company within six months of the Owner’s date of death, the death benefit will equal the Contract Value.
•Available only at Contract issue if the Owner was age 79 or younger.
•Withdrawals (including withdrawals to pay advisory fees) will reduce the benefit proportionately. This means withdrawals could significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Waiver of Withdrawal Charge	Provides a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65, (2) confinement to a nursing home, or (3) terminal illness.	0.05%
•Subject to a written physician’s statement acceptable to the
Company or a certified Social Security finding of disability.
•We will recapture any Credit Enhancements credited during the 12 months preceding any withdrawal.
•You will receive no benefit from the disability portion of this rider
(and the rider charge will remain the same) if you purchased the
Contract with this rider after age 65.
•Available at Contract issue only.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

Alternate Withdrawal Charge (0-Year)	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s 7-year withdrawal charge schedule.	0.70%
•Not available with the Fixed Account.
•We may recapture any Credit Enhancement in the event of a full or partial withdrawal.
•Available at Contract issue only.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

Alternate Withdrawal Charge (4-Year)	Makes available a shorter withdrawal charge schedule in lieu of the Contract’s 7-year withdrawal charge schedule.	0.55%
•Not available with the Fixed Account.
•We may recapture any Credit Enhancement in the event of a full or partial withdrawal.
•Available at Contract issue only.
•If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a particular state, the 3-Year Withdrawal Charge Rider is available for a fee or 0.40%.
•This rider may provide a benefit only if a withdrawal is taken in the five to seven Contract years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the 7-year schedule.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

38

Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Waiver of Withdrawal Charge – 15 Years or Disability	Makes available a waiver of any withdrawal charge if at the time of withdrawal (1) the Contract has been in force for 15 or more Contract Years; or (2) the Owner has become totally and permanently disabled after the Contract Date and prior to age 65.	0.05%
•Effective as of the date of the first withdrawal under the terms of this rider, no additional Purchase Payments may be made to the
Contract.
•Available only at Contract issue.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

Waiver of Withdrawal Charge – 10 Years or Disability	Makes available a waiver of any withdrawal charge if at the time of withdrawal: (1) the Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or (2) the Owner has become totally and permanently disabled after the Contract Date and prior to age 65.	0.10%
•Effective as of the date of the first withdrawal under the terms of this rider, no additional Purchase Payments may be made to the
Contract.
•Available only at Contract issue.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

Waiver of Withdrawal Charge – Hardship	Makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code.	0.15%
•Effective as of the date of the first withdrawal under the terms of this rider, no additional Purchase Payments may be made to the
Contract.
•The Company may require the Owner to provide satisfactory proof of hardship.
•Available only at Contract issue.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

Waiver of Withdrawal Charge – 5 Years and Age 59½	Makes available a waiver of any withdrawal charge if at the time of withdrawal: (1) the Owner is age 59½ or older; and (2) the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.	0.20%
•Effective as of the date of the first withdrawal under the terms of this rider, no additional Purchase Payments may be made to the
Contract.
•Available only at Contract issue.
•Depending on the Annuity Option chosen, a rider fee may be
imposed for the life of the Contract.

Optional Riders — Upon your application for the Contract, you could select one or more of certain optional riders; provided, however, that you could not select riders with total rider charges in excess of 1.55% of Contract Value (or 1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider). The following optional riders were available for election when your Contract was issued:
•
Guaranteed Minimum Income Benefit at 3% or 5%;
•
Annual Stepped Up Death Benefit;
•
Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%;
•
Combined Annual Stepped Up and Guaranteed Growth Death Benefit;
•
Enhanced Death Benefit;
•
Combined Enhanced and Annual Stepped Up Death Benefit;
•
Combined Enhanced and Guaranteed Growth Death Benefit;
•
Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit;
•
Extra Credit at 3%, 4% or 5%;
•
Waiver of Withdrawal Charge;
•
Alternate Withdrawal Charge;
•
Waiver of Withdrawal Charge – 15 Years or Disability;
•
Waiver of Withdrawal Charge – 10 Years or Disability;
•
Waiver of Withdrawal Charge – Hardship; and
•
Waiver of Withdrawal Charge – 5 Years and Age 59½.
39

The Company made each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. A rider may not be available in all states. See a detailed description of each rider below.
The deduction of advisory fees from your Contract Value to pay a financial intermediary is treated as a withdrawal under the Contract. Such deductions will reduce death benefits and any guaranteed benefit values, perhaps significantly. Consult your financial intermediary as to the impact of deducting advisory fees from your Contract Value prior to making an election.
Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Guaranteed Minimum Income Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elect the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount or the Fixed Account; however, you will still pay the rider charge applicable to the 5% rate). Any amounts allocated to the Loan Account, however, will earn only the Guaranteed Rate.
In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract anniversary following the oldest Annuitant’s 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
You may apply the Minimum Income Benefit, less, any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract anniversary following the 10th Contract anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under “Annuity Options.” The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under projection scale G and an interest rate of 2½%. This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger.
Example 1. How the Guaranteed Minimum Income Benefit Increases with Purchase Payments and Interest. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Minimum Income Benefit at 5%.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to the Invesco V.I. Government Money Market or Fixed Account.
(iv)
There are no outstanding loans on the Contract.
At the time the Contract is issued, the Minimum Income Benefit is $100,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit has increased to $102,586, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05)(191/365)
$100,000 x 1.05(191/365) = $102,586
After the $50,000 Purchase Payment, the Minimum Income Benefit is $152,586 ($102,586 + $50,000).
Example 2. How the Guaranteed Minimum Income Benefit Decreases as a Result of Withdrawals.
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Minimum Income Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05(377/365)). After the withdrawal, the Minimum Income Benefit decreases as follows:
Minimum Income Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
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$160,472.50 x (1 - ($15,000 / $150,000)
$160,472.50 x (1 - .10)
$160,472.50 x .90 = $144,425.25
After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), and the Minimum Income Benefit is $144,425.25.
Example 3. How the Minimum Income Benefit is used at Annuitization.
Continuing from Example 2, the Owner decides to annuitize the Contract 20 days after the 10th Contract anniversary. Approximately 3,104 days have elapsed since the last withdrawal of $15,000. The Owner has taken no other withdrawals and added no additional Purchase Payments to the Contract. The Owner chooses Annuity Option 2 and monthly annuity payments. At the time of annuitization, the year is 2020, and the Owner, a male, is age 72. The guaranteed rate per thousand for the 5% Guaranteed Minimum Income Benefit assuming life with 10 year period certain for a male aged 72 in 2020 is $5.65. As a result of accrued interest, the Minimum Income Benefit at the time of annuitization is $218,695.20 ($144,425.25 x (1.05(3104/365))). The guaranteed monthly annuity payment is calculated as follows:
(Minimum Income Benefit at Annuitization / $1,000) x Applicable guaranteed rate per thousand
($218,695.20 / $1,000) x $5.65
$218.70 x $5.65 = $1,235.63
Annual Stepped Up Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge, and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit (except the death benefit calculated under number 1 below) also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements) less any withdrawals (including systematic withdrawals) and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.
The Stepped Up Death Benefit.
The Stepped Up Death Benefit is the largest result determined for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:
•
The Contract Value on each Contract anniversary that occurs prior to the oldest Owner attaining age 81; plus
•
Any Purchase Payments received by the Company since the applicable Contract anniversary; less
•
An adjustment for any withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees) and withdrawal charges made since the applicable anniversary. In the event of a withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees), the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any applicable withdrawal charges, premium taxes and/or forfeited Credit Enhancements, by the Contract Value immediately prior to the withdrawal.
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in number 2 above.
This rider is available only if the age of the Owner at the time the Contract is issued is 79 or younger. See the discussion under “Death Benefit.”
Example of the Annual Stepped Up Death Benefit. Assume:
41

(i)
The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)
The Owner is 60 years old when the Contract is issued.
(iii)
The Owner takes no withdrawals between the date the Contract was issued and the date of the Owner’s death.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner dies during the third Contract Year. At the time of the Owner’s death, the Contract Value is $55,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this case, $50,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $55,000); or (3) the Stepped Up Death Benefit (in this case, $65,000). Thus, $65,000 is the death benefit.
Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal. Assume:
(i)
The initial Purchase Payment is $50,000, and no additional Purchase Payments are added to the Contract.
(ii)
The Owner is 60 years old when the Contract is issued.
At the time the Contract is issued, the Stepped Up Death Benefit amount is the initial Purchase Payment or $50,000. Due to positive market performance, the Contract Value on the first Contract anniversary is $65,000. The Owner’s Stepped Up Death Benefit amount increases from $50,000 to $65,000. Due to negative market performance, the Contract Value has decreased to $49,000 on the second Contract anniversary. The Stepped Up Death Benefit amount remains at $65,000.
The Owner takes a free withdrawal of $4,900 in the third Contract Year. The Contract Value prior to the withdrawal is $35,000. As a result of the withdrawal, the Stepped Up Death Benefit is reduced as follows:
Withdrawal amount / Contract Value prior to withdrawal
$4,900 / $35,000 = 0.14 or 14%
Stepped Up Death Benefit x 14%
$65,000 x 14% = $9,100
$65,000 - $9,100 = $55,900
The Stepped Up Death Benefit following the withdrawal is $55,900.
Example of a Reduction in the Stepped Up Death Benefit Amount as a Result of a Withdrawal to Pay Advisory Fees. Assume:
(i)
The initial Purchase Payment is $100,000, and no additional Purchase Payments are added to the Contract.
(ii)
The Stepped Up Death Benefit prior to the advisory fee withdrawal is $125,000.
The Owner makes a $1,000 withdrawal to pay advisory fees. The Stepped Up Death Benefit is reduced as follows:
Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$125,000 x [1 - ($1,000 / $100,000)]
$125,000 x 1 - .01 = $123,750
The $1,000 withdrawal causes the Stepped Up Death Benefit to decrease by $1,250.
42

Guaranteed Growth Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.
The Guaranteed Growth Death Benefit.
The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7%, as elected in the application. (If you elect the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount or the Fixed Account; however, you will still pay the rider charge applicable to the rate you have selected). Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate. In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract anniversary following the oldest Owner’s 80th birthday; (3) the date due proof of the Owner’s death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner’s date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements), net of premium tax and any withdrawals, including withdrawal charges.
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be Contract Value, as set forth in item 2 above.
This rider is available only if the age of the Owner at the time the Contract is issued is 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Guaranteed Growth Death Benefit Increases with Purchase Payments and Interest. Assume:
(i)
The Owner purchases the Contract with the Guaranteed Growth Death Benefit at 5%.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to the Invesco V.I. Government Money Market or the Fixed Account.
(iv)
The Owner does not purchase a credit enhancement rider.
(v)
There are no outstanding loans on the Contract.
At the time the Contract is issued, the Guaranteed Growth Death Benefit is $100,000, and the Guaranteed Growth Death Benefit cap is 200% of Purchase Payments or $200,000. 191 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 191 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Guaranteed Growth Death Benefit has increased to $102,586, calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05)(191/365)
$100,000 x 1.05(191/365) = $102,586
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The Guaranteed Growth Death Benefit increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit prior to Purchase Payment + Purchase Payment
$102,586 + $50,000 = $152,586
The Guaranteed Growth Death Benefit cap also increases as a result of the Purchase Payment:
Guaranteed Growth Death Benefit cap prior to Purchase Payment + (Purchase Payment x 200%)
$200,000 + ($50,000 x 200%)
$200,000 + $100,000 = $300,000
Following the $50,000 Purchase Payment, the Guaranteed Growth Death Benefit is $152,586, and the Guaranteed Growth Death Benefit cap is $300.000.
Example 2. How the Guaranteed Growth Death Benefit Decreases as a Result of a Withdrawal.
Continuing from Example 1, the Owner takes a withdrawal of $15,000 a little over a year (377 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $150,000 and the Guaranteed Growth Death Benefit prior to the withdrawal is $160,472.50 ($152,586 x 1.05(377/365)). After the withdrawal, the Guaranteed Growth Death Benefit decreases as follows:
Guaranteed Growth Death Benefit prior to withdrawal x (1 - (Withdrawal amount / Contract Value prior to Withdrawal))
$160,472.50 x (1 - ($15,000 / $150,000)
$160,472.50 x (1 - .10)
$160,472.50 x .90 = $144,425.25
The Guaranteed Growth Death Benefit cap also decreases as a result of the withdrawal:
(Cumulative Purchase Payments - Cumulative withdrawals) x 200%
($150,000 - $15,000) x 200%
$135,000 x 200% = $270,000
After the $15,000 withdrawal, the Contract Value is $135,000 ($150,000 - $15,000), the Guaranteed Growth Death Benefit is $144,425.25, and the Guaranteed Growth Death Benefit cap is $270,000.
Example 3. How the Guaranteed Growth Death Benefit applies at Death.
Continuing from Example 2, 439 days after the $15,000 withdrawal, the Company receives due proof of death. At the time of death, the Contract Value is $150,000. The amount payable at death would be the greatest of (1) the sum of all Purchase Payments, less any withdrawals and withdrawal charges (in this case, $135,000); (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this case, $150,000); or (3) the Guaranteed Growth Death Benefit (in this case, $153,154 ($144,425.25 x 1.05(439/365)). Thus, $153,154 is the amount that would be paid.
Example 4. How Advisory Fee Withdrawals Reduce the Guaranteed Growth Death Benefit.
Continuing from Example 3, 191 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. At the time the Contract is issued, the initial Guaranteed Growth Death Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Growth Death Benefit would have grown to $102,586 ($100,000 x 1.05(191/365)). After the advisory fee is withdrawn, the reduction to the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x (1 - (Advisory Fee Withdrawal Amount / Contract Value)) =
44

$102,586 x (1 - ($1,000 / $100,000))
$102,586 x (1 - .01) = $101,560.14
At the time of Contract issue, the Guaranteed Growth Death Benefit cap is equal to 200% of Purchase Payments or $200,000. After the advisory fee withdrawal, the cap decreases to $198,000 ($200,000 - ($1,000 x 200%)).
Combined Annual Stepped Up and Guaranteed Growth Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;
3.
The Annual Stepped Up Death Benefit (as described above); or
4.
The Guaranteed Growth Death Benefit at 5% (as described above).
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.
This rider is available only if the age of the Owner at the time the Contract is issued is 79 or younger. See the discussion under “Death Benefit.”
Example 1.How the Combined Annual Stepped Up and Guaranteed Growth Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Combined Annual Stepped Up and Guaranteed Growth Death Benefit.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
(iv)
The Owner takes no withdrawals between Contract issue and death.
At the time of Contract issue, the Annual Stepped Up Death Benefit is $100,000 (the Purchase Payment), the Guaranteed Growth Death Benefit at 5% is $100,000 (the Purchase Payment), and the Guaranteed Growth Death Benefit cap is 200% or $200,000.
Due to positive market performance, the Contract Value on the first Contract anniversary is $125,000. The Annual Stepped Up Death Benefit increases to $125,000, the Guaranteed Growth Death Benefit increases to $105,000 ($100,000 x (1.05(365/365))), and the Guaranteed Growth Death Benefit cap remains unchanged at $200,000.
Due to negative market performance, the Contract Value on the second Contract anniversary is $98,000. The Annual Stepped Up Death Benefit remains unchanged at $125,000, the Guaranteed Growth Death Benefit increases to $110,250 ($105,000 x (1.05(365/365))), and the Guaranteed Growth Death Benefit cap remains unchanged at $200,000.
212 days into the third Contract Year, the Owner dies. At the time of death, the Contract Value is $102,000, and the Guaranteed Growth Death Benefit is $113,419 ($110,250 x (1.05(212/365))). The death benefit is the greatest of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and
45

withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company (in this example, $102,000), (3) the Annual Stepped Up Death Benefit (in this example, $125,000), or (4) the Guaranteed Growth Death Benefit at 5% (in this example, $113,419).
Thus, the death benefit payable is $125,000.
Example 2. How Advisory Fee Withdrawals Reduce the Combined Annual Stepped Up and Guaranteed Growth Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000, the Guaranteed Growth Death Benefit is $113,419, the Guaranteed Growth Death Benefit cap is $200,000, and the Annual Stepped Up Death Benefit is $125,000.
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 – (Advisory Fee Withdrawal Amount / Account Value Prior to Advisory Fee Withdrawal)]
$113,419 x [1 - (1 - ($1,000 / $100,000)]
$113,419 x (1 - .01) = $112,284.81
The Guaranteed Growth Death Benefit cap is calculated as follows:
Guaranteed Growth Death Benefit Cap Prior to Advisory Fee Withdrawal - (200% x Advisory Fee Withdrawal Amount)
$200,000 - (200% x $1,000) = $198,000
The Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$125,000 x [1 - ($1,000 / $100,000)]
$125,000 x (1 - .01) = $123,750
Enhanced Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit will also be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges; or
2.
The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.
The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or (2) 25% of adjusted Purchase Payments.
•
“Contract gain” is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.
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•
“Adjusted Purchase Payments” are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider is available only if the age of the Owner at the time the Contract is issued is 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Enhanced Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Enhanced Death Benefit.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
During the fifth Contract Year, the Owner takes a withdrawal of $10,000. The Contract Value at the time of the withdrawal is $160,000. The adjusted Purchase Payments after the withdrawal are calculated as follows:
Previous Adjusted Purchase Payments x (1 - Withdrawal / Contract Value prior to withdrawal)
$100,000 x (1 - $10,000 / $160,000)
$100,000 x (1 - .0625)
$100,000 x .9375 = $93,750
During the sixth Contract Year, the Owner dies. At the time of death, the Contract Value is $175,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($175,000 - $93,750)
50% x $81,250 = $40,625
50% of adjusted Purchase Payments = 50% x 93,750 = $46,875
Thus, the Enhanced Death Benefit is $40,625.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $90,000 ($100,000 - $10,000)), or (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $215,625 ($175,000 + $40,625).
Thus, the death benefit payable is $215,625.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $125,000. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$100,000 x [1 - ($1,000 / $125,000)]
$100,000 x (1 - .008) = $99,200
Assume time elapses since the advisory fee withdrawal is take, and the Owner dies. At the time of the Owner’s death, the Contract Value is $130,000.
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The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
50% x ($130,000 - $99,200)
$15,400
50% of Adjusted Purchase Payments = 50% x $99,200
$49,600
Therefore, the Enhanced Death Benefit is $15,400.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $99,200), or (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $145,400 ($130,000 + $15,400)). Thus, the death benefit payable is $145,400.
Combined Enhanced and Annual Stepped Up Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.
The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider is available only if the age of the Owner at the time the rider is issued is 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced and Annual Stepped Up Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Combined Enhanced and Annual Stepped Up Death Benefit.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
(iv)
The Owner takes no withdrawals and makes no additional Purchase Payments.
(v)
On the first Contract anniversary, the Contract Value is $105,000.
(vi)
On the second Contract anniversary, the Contract Value is $99,000.
(vii)
On the third Contract anniversary, the Contract Value is $106,000.
The Annual Stepped Up Death Benefit is $100,000 at Contract issue, increases to $105,000 at the first Contract anniversary, remains unchanged at $105,000 at the second Contract anniversary, and increases to $106,000 at the third Contract anniversary.
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During the fourth Contract Year, the Owner dies. At the time of death, the Contract Value is $107,000, and the Annual Stepped Up Death Benefit is $106,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000)
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500), or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $109,500 ($106,000 + $3,500).
Thus, the death benefit payable is $110,500.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced and Annual Stepped Up Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$100,000 x [1 - ($1,000 / $125,000)]
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$106,000 x [1 - ($1,000 / $125,000)]
$106,000 x (1 - .008) = $105,152
Later in the fourth Contract Year, the Owner dies. At the time of the Owner’s death, the Contract Value is $130,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
50% x ($130,000 - $99,200)
$15,400
50% of Adjusted Purchase Payments = 50% x $99,200
$49,600
Therefore, the Enhanced Death Benefit is $15,400.
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary
49

are received by the Company, plus the Enhanced Death Benefit (in this example, $145,400 ($130,000 + $15,400)), or (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $120,552 ($105,152 + 15,400)). Thus, the death benefit payable is $145,400.
Combined Enhanced and Guaranteed Growth Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.
The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider is available only if the age of the Owner at the time the rider is issued is 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced and Guaranteed Growth Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Combined Enhanced and Guaranteed Growth Death Benefit at 5%.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
(iv)
The Owner takes no withdrawals and makes no additional Purchase Payments.
During the fourth Contract Year, 1,546 days from Contract issue, the Owner dies. At the time of death, the Contract Value is $107,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000)
50% x $7,000 = $3,500
50% of adjusted Purchase Payments = 50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .05(1546/365))
$100,000 x 1.05(1546/365) = $122,956
(less than the $200,000 Guaranteed Growth Death Benefit cap of $200,000)
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The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500)), or (3) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $126,456 ($122,956 + $3,500)).
Thus, the death benefit payable is $126,456.
Example 2. How Advisory Fee Withdrawals Reduce the Enhanced and Guaranteed Growth Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000 and the Guaranteed Growth Death Benefit is $122,956. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$100,000 x [1 - ($1,000 / $125,000)]
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$122,956 x [1 - ($1,000 / $125,000)]
$122,956 x (1 - .008) = $121,972.35
Thirty days after the advisory fee is taken, the Owner dies. At the time of the Owner’s death, the Contract Value is $126,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
50% x ($126,000 - $99,200) = $13,400
50% of Adjusted Purchase Payments = 50% x $99,200
$49,600
Therefore, the Enhanced Death Benefit is $13,400.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Guaranteed Growth Death Benefit x 1.05(30/365)
$121,972.35 x 1.05(30/365) = $122,462.46
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $139,400 ($126,000 + $13,400)), or (3) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $135,862.46 ($122,462.46 + 13,400)). Thus, the death benefit payable is $135,862.46.
Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit
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Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;
2.
The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.
The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or
4.
The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider is available only if the age of the Owner at the time the rider is issued is 79 or younger. See the discussion under “Death Benefit.”
Example 1. How the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Works. Assume:
(i)
The Owner purchases the Contract with the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit at 5%.
(ii)
The Owner is age 60 when the Contract is purchased.
(iii)
The initial Purchase Payment is $100,000.
(iv)
The Owner takes no withdrawals and makes no additional Purchase Payments.
(v)
On the first Contract Anniversary, the Contract Value is $105,000.
(vi)
On the second Contract Anniversary, the Contract Value is $99,000.
(vii)
On the third Contract Anniversary, the Contract Value is $106,000.
The Annual Stepped Up Death Benefit is $100,000 at Contract issue, increases to $105,000 at the first Contract Anniversary, remains unchanged at $105,000 at the second Contract anniversary, and increases to $106,000 at the third Contract anniversary.
During the fourth Contract Year, 1,546 days from Contract issue, the Owner dies. At the time of death, the Contract Value is $107,000, and the Annual Stepped Up Death Benefit is $106,000.
The Enhanced Death Benefit is the lesser of (1) 50% of the Contract gain, or (2) 50% of adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Due Proof of Death - Adjusted Purchase Payments)
50% x ($107,000 - $100,000)
50% of adjusted Purchase Payments
50% x $100,000 = $50,000
Thus, the Enhanced Death Benefit is $3,500.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
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$100,000 x (1 + .05(1546/365))
$100,000 x 1.05(1546/365) = $122,956
(less than the $200,000 Guaranteed Growth Death Benefit cap of $200,000)
The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $100,000), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $110,500 ($107,000 + $3,500)), (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $109,500 ($106,000 + $3,500)), or (4) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $126,456 ($122,956 + $3,500)).
Thus, the death benefit payable is $126,456.
Example 2. How Advisory Fee Withdrawals Reduce the Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit.
Continuing from Example 1, a $1,000 advisory fee is withdrawn from the Contract in the fourth Contract Year. Prior to the withdrawal, the Contract Value is $125,000 and the Guaranteed Growth Death Benefit is $122,956. After the withdrawal, the Adjusted Purchase Payments are calculated as follows:
Adjusted Purchase Payments Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$100,000 x [1 - ($1,000 / $125,000)]
$100,000 x (1 - .008) = $99,200
After the withdrawal, the Guaranteed Growth Death Benefit is calculated as follows:
Guaranteed Growth Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$122,956 x [1 - ($1,000 / $125,000)]
$122,956 x (1 - .008) = $121,972.35
After the withdrawal, the Annual Stepped Up Death Benefit is calculated as follows:
Annual Stepped Up Death Benefit Prior to Advisory Fee Withdrawal x [1 - (Advisory Fee Withdrawal Amount / Contract Value Prior to Advisory Fee Withdrawal)]
$106,000 x [1 - ($1,000 / $125,000)]
$106,000 x (1 - .008) = $105,152
Thirty days after the advisory fee is taken, the Owner dies. At the time of the Owner’s death, the Contract Value is $120,000.
The Enhanced Death Benefit at the time of death is the lesser of (1) 50% of Contract gain or (2) 50% of Adjusted Purchase Payments.
50% of Contract gain = 50% x (Contract Value as of Valuation Date of due proof of death - Adjusted Purchase Payments)
50% x ($120,000 - $99,200) = $10,400
50% of Adjusted Purchase Payments = 50% x $99,200
$49,600
Therefore, the Enhanced Death Benefit is $10,400.
The Guaranteed Growth Death Benefit at the time of death is calculated as follows:
Guaranteed Growth Death Benefit x 1.05(30/365)
$121,972.35 x 1.05(30/365) = $122,462.46
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The death benefit is the greater of: (1) the sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges (in this example, $99,200), (2) the Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company, plus the Enhanced Death Benefit (in this example, $130,400 ($120,000 + $10,400)), (3) the Annual Stepped Up Death Benefit plus the Enhanced Death Benefit (in this example, $115,552 ($105,152 + 13,400)), or (4) the Guaranteed Growth Death Benefit plus the Enhanced Death Benefit (in this example, $132,862.46 ($122,462.46 + $10,400)). Thus, the death benefit payable is $132,862.46
Extra Credit — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 3%, 4% or 5% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. This rider is available only if the age of the Owner on the Contract Date is 80 or younger.
Example of the Credit Enhancement Applied to Initial and Subsequent Purchase Payments. Assume:
(i)
The Owner purchased the Contract with the 4% Extra Credit Rider.
(ii)
The initial Purchase Payment is $100,000.
The amount of the Credit Enhancement added to the Contract Value would be $4,000 ($100,000 x 4%). Thus, the Contract Value at issue would be $104,000.
Six months later the Owner makes a Purchase Payment of $50,000. The additional Purchase Payment will increase the Contract Value by $52,000, the amount of the $50,000 Purchase Payment plus $2,000 ($50,000 x 4%).
In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each Contract Date anniversary and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:
1.
The amount of the withdrawal, including any applicable withdrawal charges, premium taxes and/or forfeited Credit Enhancements, less the free withdrawal amount, by
2.
The Contract Value immediately prior to the withdrawal.
The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the free withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser.
The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. In addition, if you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See “Waiver of Withdrawal Charge.” Death benefit proceeds may exclude all or part of any Credit Enhancements. See “Death Benefit” and the discussions of the death benefit riders.
Example of Credit Enhancement Vesting and Recapture upon Withdrawal in Excess of the Free Withdrawal Amount. Assume:
(i)
The Owner purchased the Contract with the 4% Extra Credit Rider.
(ii)
The initial Purchase Payment is $175,000.
The amount of the Credit Enhancement added to the Contract Value would be $7,000 ($175,000 x 4%). Thus, the Contract Value at issue would be $182,000.
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An amount equal to 1/7 of the Credit Enhancement vests each Contract anniversary, and the Credit Enhancement is fully vested seven years from the date the Contract was issued. Assuming no withdrawals in excess of the free withdrawal amount are taken during the first seven Contract Years, the table below shows how the $7,000 Credit Enhancement vests each year:
Beginning of Contract Year	Vested Credit Enhancement	Unvested Credit Enhancement
1	$0.00	$7,000
2	$1,000	$6,000
3	$2,000	$5,000
4	$3,000	$4,000
5	$4,000	$3,000
6	$5,000	$2,000
7	$6,000	$1,000
8	$7,000	$0.00
Due to negative market performance, in Contract Year 3, the Contract Value is $100,000, and the free withdrawal amount is $10,000. The Owner requests a withdrawal of $20,000, $10,000 more than the free withdrawal amount. The Credit Enhancement recapture is calculated as follows:
(Withdrawal Amount – Free Withdrawal Amount)	x	Unvested Credit Enhancement
(Contract Value Prior to Withdrawal – Unvested Credit Enhancement)
($20,000 - $10,000)	x	$5,000	=	$526.32
($100,000 - $5,000)
The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider may make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will increase in correlation to Purchase Payments and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.
If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less or if you make additional Purchase Payments after the first Contract Year, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.
Interest Rate	Rate of Return (net of expenses)
3%	-5.00%
4%	-1.50%
5%	0.80%
The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.
Prior to May 1, 2010, on a non-discriminatory basis the Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchanged their current contract for this Contract and paid a withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer’s initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer’s exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional
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Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her right to return the Contract during the Free-Look period and was subject to a withdrawal charge.
Waiver of Withdrawal Charge — For an additional charge, as reflected in the Fee Table and the table of benefits above, this rider makes available a waiver of withdrawal charge in the event of (1) total and permanent disability prior to age 65, (2) your confinement to a nursing home, or (3) terminal illness.
The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a “hospital” or “qualified skilled nursing facility” for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.
The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a “terminal illness”; and (2) such illness was first diagnosed after the Contract was issued.
The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.
Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician’s statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.
The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver. The confinement to a nursing home provision of the Waiver of Withdrawal Charge is not available in California and Massachusetts. The terminal illness provision of the Waiver of Withdrawal Charge is not available in California and New Jersey.
If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. This means that if the withdrawal amount exceeds the Purchase Payment(s) made during the 12 months preceding the withdrawal, 100% of any Credit Enhancements paid will be forfeited. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. Note that if you purchase the Contract with this rider after age 65, you will receive no benefit from the disability portion of this rider and the annual rider charge will remain the same.
Example of the Waiver of Withdrawal Charge. Assume:
(i)
The Owner is diagnosed with a terminal illness after the Contract is issued.
(ii)
The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iii)
The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $900 (($25,000 - $10,000) x 6%), and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge Rider, the $900 charge is waived, and the Owner receives the full $25,000.
Example of Credit Enhancement Recapture if the Extra Credit Rider is Purchased with the Waiver of Withdrawal Charge Rider. Assume:
(i)
The Owner purchased the 4% Extra Credit Rider and Waiver of Withdrawal Charge Rider at Contract issue.
(ii)
The initial Purchase Payment was $100,000
(iii)
The Owner was younger than age 65 when the Contract was purchased.
At the time the Contract is issued, $4,000 is applied as a Credit Enhancement. Assume that six months after Contract issue, the Owner requests a withdrawal of $5,000. The Credit Enhancement is recaptured from this withdrawal as follows:
Withdrawal Amount	x	Credit Enhancements Applied in Last 12 Months
Total Purchase Payments Made in Last 12 Months
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$5,000	x	$4,000	=	$200
$100,000
Alternate Withdrawal Charge — For an additional charge, as reflected in the Fee Table and the table of benefits above these riders make available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.
0-Year Schedule		4-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	7%
		2	7%
		3	6%
		4	5%
		5 and over	0%
If you purchase one of these riders, the withdrawal charge schedule above will apply in lieu of the seven year withdrawal charge schedule described under “Contingent Deferred Sales Charge.” If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. The amount of the Credit Enhancement forfeiture is calculated in accordance with the Extra Credit Rider. You should consider whether purchasing an Extra Credit Rider (which recaptures all or a portion of the related Credit Enhancements upon any withdrawal within seven years) with an Alternate Withdrawal Charge Rider (which provides a 0 or 4 year withdrawal charge schedule) is appropriate based on your circumstances. If you do not plan to take withdrawals in excess of the free withdrawal amount within seven years of the date of a Purchase Payment, this rider is not appropriate for you. See “Extra Credit.”
Fees for these riders will continue to apply even after the withdrawal charges under the seven-year withdrawal charge schedule are no longer applicable. Fees for these riders are imposed until the Annuity Start Date if Annuity Options 1 through 4, 7, or 8 are chosen and for the life of the Contract if Annuity Options 5 or 6 are chosen.
The 4-Year Alternate Withdrawal Charge Rider provides a potential benefit only if a withdrawal is taken in the five to seven years after the applicable Purchase Payment date because for the first four years after the Purchase Payment date, the withdrawal charges are the same as they would be under the seven-year schedule. The Company expects to make a profit from the charge for these riders.
Example of the 0-Year Alternate Withdrawal Charge. Assume:
(i)
The Owner purchased the Contract with the 0-Year Alternate Withdrawal Charge Rider.
(ii)
The Owner requests a withdrawal of $25,000 in Contract Year 2.
(iii)
The free withdrawal amount for Contract Year 2 is $10,000.
Without the 0-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $1,050, calculated as follows: ($25,000 - $10,000) x 7% Withdrawal Charge, and the Owner would receive $23,950 ($25,000 - $1,050). With the 0-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Example of the 4-Year Alternate Withdrawal Charge. Assume:
(i)
The Owner purchased the Contract with the 4-Year Alternate Withdrawal Charge Rider.
(ii)
The Owner requests a withdrawal of $25,000 in Contract Year 5.
(iii)
The free withdrawal amount for Contract Year 5 is $10,000.
Without the 4-Year Alternate Withdrawal Charge Rider, the charge applicable to the $25,000 withdrawal would be $600, calculated as follows: ($25,000 - $10,000) x 4% Withdrawal Charge, and the Owner would receive $24,400 ($25,000 - $600). With the 4-Year Alternate Withdrawal Charge Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
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Waiver of Withdrawal Charge—15 Years or Disability — This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•
The Contract has been in force for 15 or more Contract Years; or
•
The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.
Effective as of the date of the first withdrawal under the terms of this rider, no additional Purchase Payments may be made to the Contract.
Example of the Waiver of Withdrawal Charge—15 Years or Disability. Assume:
(i)
The Owner purchased the Contract with the Waiver of Withdrawal Charge—15 Years or Disability Rider.
(ii)
The Owner meets the criteria for total and permanent disability after the Contract Date and prior to age 65.
(iii)
The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iv)
The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge—15 Years or Disability Rider, the charge applicable to the $25,000 withdrawal would be $900, calculated as follows: ($25,000 - $10,000) x 6% Withdrawal Charge, and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge—15 Years or Disability Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Waiver of Withdrawal Charge—10 Years or Disability — For an additional charge, as reflected in the Fee Table and the table of benefits above, this Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•
The Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or
•
The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.
Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
Example of the Waiver of Withdrawal Charge—10 Years or Disability. Assume:
(i)
The Owner purchased the Contract with the Waiver of Withdrawal Charge—10 Years or Disability Rider.
(ii)
The Owner meets the criteria for total and permanent disability after the Contract Date and prior to age 65.
(iii)
The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iv)
The free withdrawal amount for Contract Year 3 is $10,000.
Without the Waiver of Withdrawal Charge—10 Years or Disability Rider, the charge applicable to the $25,000 withdrawal would be $900, calculated as follows: ($25,000 - $10,000) x 6% Withdrawal Charge, and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge—10 Years or Disability Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Waiver of Withdrawal Charge—Hardship — For an additional charge, as reflected in the Fee Table and the table of benefits above, this Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
Example of the Waiver of Withdrawal Charge—Hardship. Assume:
(i)
The Owner purchased the Contract with the Waiver of Withdrawal Charge—Hardship Rider.
(ii)
The Owner experiences a hardship as defined in Section 401(k) of the Internal Revenue Code of 1986, as amended.
(iii)
The Owner requests a withdrawal of $25,000 in Contract Year 3.
(iv)
The free withdrawal amount for Contract Year 3 is $10,000.
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Without the Waiver of Withdrawal Charge—Hardship Rider, the charge applicable to the $25,000 withdrawal would be $900, calculated as follows: ($25,000 - $10,000) x 6% Withdrawal Charge, and the Owner would receive $24,100 ($25,000 - $900). With the Waiver of Withdrawal Charge—Hardship Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Waiver of Withdrawal Charge—5 Years and Age 59½ — For an additional charge, as reflected in the Fee Table and the table of benefits above, this Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•
The Owner is age 59½ or older; and
•
The Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.
Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
Example of the Waiver of Withdrawal Charge—5 Years and Age 59½. Assume:
(i)
The Owner purchased the Contract with the Waiver of Withdrawal Charge—5 Years and Age 59½ Rider.
(ii)
The initial Purchase Payment is $100,000.
(iii)
The Owner is now age 72 and has been making quarterly Purchase Payments of $100 for 5 full Contract Years.
(iv)
The Owner requests a withdrawal of $25,000 at the beginning of Contract Year 6.
(v)
The free withdrawal amount for Contract Year 6 is $11,800.
(vi)
No additional Purchase Payments are made after the withdrawal in Contract Year 6.
Without the Waiver of Withdrawal Charge—5 Years and Age 59½ Rider, the charge applicable to the $25,000 withdrawal would be $396, calculated as follows: ($25,000 - $11,800) x 3% Withdrawal Charge, and the Owner would receive $24,604 ($25,000 - $396). With the Waiver of Withdrawal Charge—5 Years and Age 59½ Rider, there is no Withdrawal Charge, and the Owner receives the full $25,000.
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract anniversary and may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt, and for Annuity Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.
The Contract currently provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and
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8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity. In the case of Annuity Option 7, the annuity rate is determined without reference to the age or sex of the Annuitant and is based upon the assumed interest rate. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals or withdrawals to pay investment advisory fees), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. However, the Owner cannot take systematic withdrawals. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.
The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
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Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) Projection Scale G and an interest rate of 2½% in lieu of the rate described above.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% in lieu of the rate described above.
Option 5 — Payments for a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment
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due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an “assumed interest rate” of 3.5%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular Qualified Plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 72. In addition, under a Qualified Plan, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option.
The Fixed Account

The Fixed Account is not available in all states. If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the
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Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts we guarantee in connection with the Fixed Account are subject to our financial strength and claims-paying ability.
Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum rate (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any), in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account. The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.
Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.
For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”
If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.
Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
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Contract Charges — Premium taxes, if any, and the account administration, optional rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any optional rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and other operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.
The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $25 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See “Transfers of Contract Value.”
If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next anniversary that corresponds to the period selected in establishing the option.
You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”
Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
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Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
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During which the NYSE is closed other than customary weekend and holiday closings,
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During which trading on the NYSE is restricted as determined by the SEC,
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During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
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For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Invesco V.I. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Invesco V.I. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts (such as Russia’s invasion of the Ukraine and the resulting response by the United States and other countries).
Cyber-attacks and other disruptive events including, but not limited to, natural disasters, public health crises (like COVID-19), and geopolitical disputes and military actions that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In the event of such a disruption, although our employees and the employees of our third-party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in processing Contract transactions, including the processing of orders from Owners. For more information on the risks associated with owning the Contract, see “Principal Risks of Investing in the Contract.”
Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. Whether you can borrow money will depend on the terms of your Employer’s 403(b)
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plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000 ($500 for Contracts issued in New Jersey). The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA)). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value. Two new loans are permitted each Contract Year but only one loan can be outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we are only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer's Plan or Program for any additional loan restrictions.
Upon receipt by the Company of a written loan application and agreement and subject to the Company’s approval (which approval or disapproval may be postponed for up to six months after receipt of the loan application), Contract Value in an amount equal to the loan amount is withdrawn from the Subaccounts and/or the Fixed Account proportionately as it is currently invested in the Subaccounts and/or the Fixed Account and transferred into an account called the “Loan Account,” which is an account within the Fixed Account. Amounts allocated to the Loan Account earn 3.0% on an annual basis.
Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company, but once a loan has been issued, the Company will not change the loan interest rate. The loan interest amount will never be greater than an amount equal to 5.75% plus the total charges for riders you have selected. For example, if you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is guaranteed not to exceed 5.95% (5.75% + 0.20%). The net cost of a loan is the interest rate charged by the Company less the interest rate credited. We are not responsible for determining whether this interest rate is “reasonable” as required by ERISA for loans under ERISA covered 403(b) plans.
Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. There is no required minimum payment. All loan payments must be repaid through automatic bank draft. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.
If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contract Owner attains age 59½. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. The Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.
While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. The Contract Value at surrender and the death
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proceeds payable will be reduced by the amount of any outstanding Contract Debt plus accrued interest. Loans, therefore, can affect the Contract Value and benefits linked to the Contract Value, whether or not the loan is repaid. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Internal Revenue Code.
In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance. You should consult with your tax advisor on the effect of a loan.
Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Generally, a Qualified Plan under Code section 403(b) may not permit the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with one of these Qualified Plans, you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”
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Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract. In addition, we may assess a different withdrawal charge on Contracts issued to Participants in the Texas Optional Retirement Program. See “Contingent Deferred Sales Charge.”
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans in connection with Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use
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of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the Participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner’s Beneficiary designation or elected payment option may not be enforceable.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the plan or subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 72 (70½ if the employee reached age 70½ before January 1, 2020) or retires (“required beginning date”). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 72 (70½ if the employee reached age 70½ before January 1, 2020). Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Employees and Beneficiaries should consult a tax adviser if they may be affected by these changes.
If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a severance from employment; (iii) dies; (iv) becomes
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disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to the Contract in most states.
Unlike regular or “traditional” 403(b) contributions, which are made on a pre tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.
Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of (i) $6,000 (for 2022) or (ii) 100% of the individual’s taxable compensation (for 2022).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($109,000 to $129,000 for a married couple filing a joint return and $68,000 to $78,000 for a single taxpayer in 2022). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $204,000 to $214,000 (for 2022). Non-deductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may
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be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the contract owner reaches age 72 (70½ if the owner reached age 70½ before January 1, 2020)—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $129,000 to $144,000 in adjusted gross income for 2022 ($204,000 to $214,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
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A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12-month period. The 12-month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12-month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; or (x) made in connection with the birth or adoption of a child, in limited circumstances.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the Participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional Contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the
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gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote
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shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract are available online at https://dfinview.com/SecurityBenefit/TAHD/814121455?site=PSBL and you will be notified by mail each time a report is posted. You may elect to receive any or all future reports in paper free of charge. You can inform the Company that you wish to receive a paper copy of a report, or to receive paper copies of all of your future shareholder reports, by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract"
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You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract, including any material state variations. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Legal Matters — Chris Swickard, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Sale of the Contract — The Contract is a continuous offering. The Company no longer offers the Contract to new purchasers.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of each Contract. SDL does not sell Contracts directly to purchasers. The Contracts were offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
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Selling Broker-Dealers. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners of the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2021 in connection with the sale of its variable annuity contracts: ACA/Prudent Investors Plan Corp; Cetera Advisor Networks, LLC; GWN Securities, Inc.; Lincoln Investment Planning, LLC; LPL Financial Corporation; OFG Financial Services, Inc.; PlanMember Securities Corporation; Royal Alliance Associates, Inc.; SagePoint Financial, Inc.; and Securities America, Inc.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636-0001 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://dfinview.com/SecurityBenefit/TAHD/814121455?site=PSBL.
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://dfinview.com/SecurityBenefit/TAHD/814121455?site=PSBL. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.
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APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/SecurityBenefit/TAHD/814121455?site=PSBL. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://securitybenefit.se2.com/#53&RID=11&prodID=19&prodCat=VA.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Large Cap Growth	Allspring Growth – Class A Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.16%	7.41%	24.20%	17.06%
Large Cap Blend	Allspring Large Cap Core – Class A Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.23%	30.98%	15.23%	15.12%
Mid Cap Blend	Allspring Opportunity – Class A Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.20%	24.48%	17.07%	14.54%
Small Cap Value	Allspring Small Company Value – Class A Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.35%	36.84%	10.31%	12.39%
Large Cap Value	American Century Equity Income – Class A Adviser: American Century Investment Management, Inc.	1.17%	16.49%	9.41%	10.79%
Mid Cap Growth	American Century Heritage – Class A Adviser: American Century Investment Management, Inc.	1.25%	10.81%	19.59%	15.37%
International Equity	American Century International Growth – Class A Adviser: American Century Investment Management, Inc.	1.46%	1.93%	12.47%	9.10%
Large Cap Growth	American Century Select – Class A Adviser: American Century Investment Management, Inc.	1.24%	24.86%	22.89%	17.90%
Asset Allocation/ Lifestyle	American Century Strategic Allocation: Aggressive – Class A Adviser: American Century Investment Management, Inc.	1.58%	14.75%	12.89%	10.87%
Asset Allocation/ Lifestyle	American Century Strategic Allocation: Conservative – Class A Adviser: American Century Investment Management, Inc.	1.36%	9.10%	8.43%	6.98%
Asset Allocation/ Lifestyle	American Century Strategic Allocation: Moderate – Class A Adviser: American Century Investment Management, Inc.	1.50%	12.17%	10.91%	9.17%
Mid Cap Value	AMG River Road Mid Cap Value – Class N Adviser: AMG Funds LLC Sub-Adviser: River Road Asset Management, LLC	1.13%	31.98%	7.52%	11.43%
A-1

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Small Cap Value	Ariel® - Investor Class Adviser: Ariel Investments, LLC	1.00%	30.36%	12.33%	14.37%
Large Cap Blend	BNY Mellon Appreciation – Investor Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co.	0.88%	27.03%	20.34%	14.35%
Large Cap Value	BNY Mellon Dynamic Value – Class A Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	0.95%	33.33%	12.44%	14.05%
Mid Cap Value	BNY Mellon Opportunistic Midcap Value – Class A Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.14%	15.75%	10.69%	12.28%
Specialty	Calamos® Growth and Income – Class A Adviser: Calamos Advisors LLC	1.06%	21.11%	15.88%	11.95%
Large Cap Growth	Calamos® Growth – Class A Adviser: Calamos Advisors LLC	1.28%	23.27%	20.68%	15.08%
High Yield Bond	Calamos® High Income Opportunities – Class A Adviser: Calamos Advisors LLC	1.33%	6.44%	5.28%	5.09%
Intermediate Term Bond	Federated Hermes Corporate Bond – Class A Adviser: Federated Investment Management Company	0.98%	0.03%	5.10%	4.82%
Large Cap Blend	Fidelity Advisor® Dividend Growth – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.07%	22.91%	12.03%	12.40%
International Equity	Fidelity Advisor® International Capital Appreciation – Class M2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited; FIL Investments (Japan) Limited	1.49%	17.34%	11.82%	9.20%
Specialty-Sector	Fidelity Advisor® Real Estate – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.31%	(10.35)%	2.10%	6.56%
Mid Cap Blend	Fidelity Advisor® Stock Selector Mid Cap – Class M2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.29%	18.33%	13.44%	12.95%
A-2

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Small Cap Blend	Fidelity Advisor® Value Strategies – Class M Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.37%	27.99%	12.45%	12.86%
Emerging Markets	Goldman Sachs Emerging Markets Equity – Service Class Adviser: Goldman Sachs Asset Management, L.P.	1.60%	(2.95)%	13.08%	7.55%
Government Bond	Goldman Sachs Government Income – Service Class Adviser: Goldman Sachs Asset Management, L.P.	1.27%	(2.67)%	2.10%	1.50%
Specialty	Guggenheim Alpha Opportunity – Class A Adviser: Security Investors, LLC	1.94%	14.38%	1.33%	6.61%
Intermediate Term Bond	Guggenheim Core Bond – Class A Adviser: Security Investors, LLC	0.85%	(0.81)%	4.91%	4.76%
High Yield Bond	Guggenheim High Yield – Class A Adviser: Security Investors, LLC	1.07%	5.09%	4.99%	6.68%
Large Cap Value	Guggenheim Large Cap Value – Class A Adviser: Security Investors, LLC	1.47%	27.11%	10.44%	11.98%
Mid Cap Value	Guggenheim SMid Cap Value – Class A Adviser: Security Investors, LLC	1.20%	23.67%	9.85%	11.32%
Large Cap Blend	Guggenheim StylePlus Large Core – Class A Adviser: Security Investors, LLC	1.37%	28.26%	17.32%	15.45%
Mid Cap Growth	Guggenheim StylePlus Mid Growth – Class A Adviser: Security Investors, LLC	1.48%	13.53%	17.90%	15.14%
Global Equity	Guggenheim World Equity Income – Class A Adviser: Security Investors, LLC	1.45%	21.33%	10.29%	9.88%
Large Cap Growth	Invesco American Franchise – Class A Adviser: Invesco Advisers, Inc.	0.97%	11.85%	21.57%	17.15%
Large Cap Value	Invesco Comstock – Class A Adviser: Invesco Advisers, Inc.	0.82%	33.32%	11.37%	12.79%
Mid Cap Growth	Invesco Discovery Mid Cap Growth – Class A Adviser: Invesco Advisers, Inc.	1.03%	12.33%	21.24%	16.63%
Balanced/Asset Allocation	Invesco Equity and Income – Class A Adviser: Invesco Advisers, Inc.	0.78%	18.02%	9.32%	10.42%
Mid Cap Blend	Invesco Main Street Mid Cap – Class A Adviser: Invesco Advisers, Inc.	1.06%	23.02%	12.29%	12.63%
Small Cap Growth	Invesco Small Cap Growth – Class A2 Adviser: Invesco Advisers, Inc.	1.15%	7.33%	18.94%	16.58%
Specialty-Sector	Invesco Technology – Class A Adviser: Invesco Advisers, Inc.	1.10%	14.09%	24.69%	17.10%
A-3

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Money Market	Invesco V.I. Government Money Market – Series II Adviser: Invesco Advisers, Inc.	0.59%	0.01%	0.57%	0.17%
Multi Cap Value	Invesco Value Opportunities – Class A Adviser: Invesco Advisers, Inc.	1.22%	35.59%	11.80%	11.87%
International Equity	Janus Henderson Overseas – Class S Adviser: Janus Henderson Investors US LLC	1.31%	12.73%	12.91%	5.30%
Large Cap Blend	Janus Henderson U.S. Managed Volatility – Class S Adviser: Janus Henderson Investors US LLC Sub-Adviser: Intech Investment Management LLC	1.05%	19.20%	13.74%	13.65%
Intermediate Term Bond	Neuberger Berman Core Bond – Class A Adviser: Neuberger Berman Investment Advisers LLC	0.80%	(1.49)%	3.57%	2.83%
Large Cap Value	Neuberger Berman Large Cap Value – Advisor Class Adviser: Neuberger Berman Investment Advisers LLC	1.15%	27.65%	14.95%	14.25%
Large Cap Blend	Neuberger Berman Sustainable Equity – Trust Class Adviser: Neuberger Berman Investment Advisers LLC	1.02%	23.18%	15.48%	14.23%
Large Growth	PGIM Jennison Focused Growth – Class A Adviser: PGIM Investments LLC Sub-Adviser: Jennison Associates LLC	1.07%	5.68%	26.51%	19.41%
Small Cap Growth	PGIM Jennison Small Company – Class A2 Adviser: PGIM Investments LLC Sub-Adviser: Jennison Associates LLC	1.13%	29.01%	16.82%	14.53%
Small Cap Value	PGIM Quant Solutions Small-Cap Value – Class A2 Adviser: PGIM Investments LLC Sub-Adviser: PGIM Quantitative Solutions LLC	1.11%	41.20%	6.73%	N/A
High Yield Bond	PIMCO High Yield – Class A Adviser: Pacific Investment Management Company LLC	0.91%	3.68%	5.25%	5.80%
International Bond	PIMCO International Bond (U.S. Dollar-Hedged) – Class R Adviser: Pacific Investment Management Company LLC	1.17%	(2.30)%	2.88%	4.10%
Small Cap Value	Royce Opportunity – Service Class Adviser: Royce & Associates, LP	1.50%	30.43%	15.34%	14.72%
Small Cap Blend	Royce Small-Cap Value – Service Class Adviser: Royce & Associates, LP	1.55%	28.24%	6.74%	7.58%
Balanced/Asset Allocation	T. Rowe Price Capital Appreciation – Advisor Class Adviser: T. Rowe Price Associates, Inc.	0.99%	18.22%	14.83%	13.46%
Large Cap Growth	T. Rowe Price Growth Stock – Class R Adviser: T. Rowe Price Associates, Inc.	1.17%	19.39%	22.60%	18.52%
Specialty-Sector	Victory RS Science and Technology – Class A Adviser: Victory Capital Management Inc.	1.47%	(14.47)%	23.09%	18.91%
A-4

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Mid Cap Value	Victory RS Value – Class A Adviser: Victory Capital Management Inc.	1.34%	20.01%	9.98%	11.34%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

2 This fund is no longer available for new transfers.
Optional Rider Investment Restrictions

There are no investment restrictions under the Contract. However, if you elected one of the optional riders listed in the table below, your Contract is impacted by investment allocations, as set forth below.
Rider	Investment Restriction	Investment Allocation Impact on Crediting Rate
Guaranteed Minimum Income Benefit at 5%	N/A
If you elect the Guaranteed Minimum Income Benefit at 5%, the
Company will credit a maximum rate of 4% for amounts
allocated to the Invesco V.I. Government Money Market
Subaccount or the Fixed Account.

Guaranteed Growth Death Benefit	N/A
If you elect the Guaranteed Growth Death Benefit at 5%, 6% or
7%, the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market
Subaccount or the Fixed Account.

A-5

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The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://dfinview.com/SecurityBenefit/TAHD/814121455?site=PSBL.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000228726

SECUREDESIGNS® VARIABLE ANNUITY
May 1, 2022
SBL Variable Annuity Account XIV
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the SecureDesigns Variable Annuity dated May 1, 2022, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
6917A
32-69179-01 2022/05/01

1

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established SBL Variable Annuity Account XIV as a separate account under Kansas law on June 26, 2000. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2021, 2020, and 2019, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $1,910,032, $1,348,138, and $2,274,574, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Arrangements with Entities Associated with the NEA

The NEA Retirement Program provides investment products, including the Contract, in connection with retirement plans sponsored by school districts and other employers of NEA members and individual retirement accounts established by NEA members (“NEA Retirement products”). The Contract is made available under the NEA Retirement Program pursuant to an agreement between the Company and NEA’s Member Benefits Corporation (“MBC”), a wholly-owned subsidiary of The National Education Association of the United States (the “NEA”). The Contract may be offered in certain school districts pursuant to arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. Neither the NEA nor MBC is a party to these arrangements.
The Company and its affiliates also made contributions to foundations related to NEA or its affiliates, including the NEA Foundation and the Education Minnesota Foundation, in connection with charitable golf tournaments and other charitable events in 2021 in excess of $11,500. You may wish to take into account these arrangements, including any fees paid, when considering and evaluating any communications relating to the Contract.
2

Custodian

The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0.60%, and the administration charge of 0.15%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.
the amount of subaccount adjustment per Accumulation Unit; times
2.
the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.
the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Guggenheim VIF StylePlus Large Core Subaccount, the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		0.70%
Plus: Optional Rider Charge	+	N/A
Less: Minimum Charge	-	0.60%
Excess Charge on an Annual Basis		0.10%
Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date	-	$9.975
Gross Subaccount Adjustment Per Unit		$0.025
Less: Excess Charge Per Unit	-	$0.00085
Net Subaccount Adjustment Per Unit		$0.02415
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$120.75
3

The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Guggenheim VIF StylePlus Large Core Subaccount as follows: $0.02415 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly subaccount adjustments are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.
Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.
Section 402(g) generally limits an employee’s annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $20,500 for tax year 2022. The $20,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $6,500 can be made to a 403(b) annuity during the 2022 tax year. The $6,500 limit may be adjusted for inflation in $500 increments for future tax years.
The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the annual limit by the lesser of (a) $3,000; (b) the excess of $15,000 reduced by the sum of the additional pre-tax elective contributions and designated Roth contributions made in prior years because of this rule; or (c) $5,000 times the number of years of service for the organization, minus the total elective deferrals made for earlier years.
Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally, the Section 415(c) limit for 2022 is the lesser of (i) $61,000, or (ii) 100% of the employee’s annual compensation.
Roth 403(b) — Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$20,500 in 2022 with a $6,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $20,500 elective contribution limit makes $10,500 in contributions to a Roth annuity contract, the individual can only make $10,000 in contributions to a traditional 403(b) contract in the same year.
Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $6,000 (for 2022) or (ii) 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,000 (for 2022) or (ii) 100% of that
4

spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $6,000 (for 2022) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $61,000 (for 2022). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Invesco V.I. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Invesco V.I. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the maximum mortality and expense risk and optional rider charges of 2.85%; (2) the administration charge of 0.15%; (3) the account administration charge of $30; and (4) the contingent deferred sales charge.
Other total return figures (referred to as “Non-Standardized Total Return”) may be quoted that do not assume a surrender and that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge, if reflected, would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.
Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction
5

of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners, including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2021, and for each of the specified periods ended December 31, 2021 and 2020, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri, 64105-2143, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2021, and for each of the specified periods ended December 31, 2021 and 2020, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
6

NEA VALUEBUILDER VARIABLE ANNUITY
May 1, 2022
SBL Variable Annuity Account XIV
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the NEA Valuebuilder Variable Annuity dated May 1, 2022, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-NEA-VALU or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
NEA 191A
28-01910-01 2022/05/01

1

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established SBL Variable Annuity Account XIV as a separate account under Kansas law on June 26, 2000. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2021, 2020, and 2019, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $1,910,032, $1,348,138, and $2,274,574, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Arrangements with Entities Associated with the NEA

The NEA Retirement Program provides investment products, including the Contract, in connection with retirement plans sponsored by school districts and other employers of NEA members and individual retirement accounts established by NEA members (“NEA Retirement products”). The Contract is made available under the NEA Retirement Program pursuant to an agreement between the Company and NEA’s Member Benefits Corporation (“MBC”), a wholly-owned subsidiary of The National Education Association of the United States (the “NEA”). The Contract may be offered in certain school districts pursuant to arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. Neither the NEA nor MBC is a party to these arrangements.
The Company and its affiliates also made contributions to foundations related to NEA or its affiliates, including the NEA Foundation and the Education Minnesota Foundation, in connection with charitable golf tournaments and other charitable events in 2021 in excess of $11,500. You may wish to take into account these arrangements, including any fees paid, when considering and evaluating any communications relating to the Contract.
2

Additional Payments to Service Providers

Additional Compensation Paid to Selected Selling Broker-Dealers — The Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
Custodian

The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0.75%, and the administration charge of 0.15%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.
the amount of subaccount adjustment per Accumulation Unit; times
2.
the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.
the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Guggenheim StylePlus Large Core Subaccount and one rider with a charge of 0.10%, the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge	0.75%
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Plus: Optional Rider Charge	+	0.10%
Less: Minimum Charge	-	0.75%
Excess Charge on an Annual Basis		0.10%
Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date	-	$9.975
Gross Subaccount Adjustment Per Unit		$0.025
Less: Excess Charge Per Unit	-	$0.00085
Net Subaccount Adjustment Per Unit		$0.02415
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$120.75
The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Guggenheim StylePlus Large Core Subaccount as follows: $0.02415 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly subaccount adjustments are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.
Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.
Section 402(g) generally limits an employee’s annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $20,500 for tax year 2022. The $20,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $6,500 can be made to a 403(b) annuity during the 2022 tax year. The $6,500 limit may be adjusted for inflation in $500 increments for future tax years.
The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the annual limit by the lesser of (a) $3,000; (b) the excess of $15,000 reduced by the sum of the additional pre-tax elective contributions and designated Roth contributions made in prior years because of this rule; or (c) $5,000 times the number of years of service for the organization, minus the total elective deferrals made for earlier years.
Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally, the Section 415(c) limit for 2022 is the lesser of (i) $61,000, or (ii) 100% of the employee’s annual compensation.
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Roth 403(b) — Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$20,500 in 2022 with a $6,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $20,500 elective contribution limit makes $10,500 in contributions to a Roth annuity contract, the individual can only make $10,000 in contributions to a traditional 403(b) contract in the same year.
Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $6,000 (for 2022) or (ii) 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,000 (for 2022) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $6,000 (for 2022) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $61,000 (for 2022). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Invesco V.I. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Invesco V.I. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the maximum
5

mortality and expense risk and optional rider charges of 2.45%; (2) the administration charge of 0.15%; (3) the account administration charge of $30; and (4) the contingent deferred sales charge.
Other total return figures (referred to as “Non-Standardized Total Return”) may be quoted that do not assume a surrender and that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge, if reflected, would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.
Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2021, and for each of the specified periods ended December 31, 2021 and 2020, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri, 64105-2143, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2021, and for each of the specified periods ended December 31, 2021 and 2020, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
6

SECURITY BENEFIT ADVISOR VARIABLE ANNUITY
May 1, 2022
SBL Variable Annuity Account XIV
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the Security Benefit Advisor Variable Annuity dated May 1, 2022, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
6919A
32-69197-01 2022/05/01

1

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established SBL Variable Annuity Account XIV as a separate account under Kansas law on June 26, 2000. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2021, 2020, and 2019, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $1,910,032, $1,348,138, and $2,274,574, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Additional Payments to Service Providers

Additional Compensation Paid to Selected Selling Broker-Dealers — In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational
2

seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0.75%, and the administration charge of 0.15%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge, the charge for Certain Waivers of the Withdrawal Charge (if applicable), and the charge for any optional riders, other than the Bonus Match Rider (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.
the amount of subaccount adjustment per Accumulation Unit; times
2.
the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.
the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Guggenheim StylePlus Large Core Subaccount and one rider with a charge of 0.10%, the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		0.75%
Plus: Optional Rider Charge	+	0.10%
Less: Minimum Charge	-	0.75%
Excess Charge on an Annual Basis		0.10%
Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date	-	$9.975
Gross Subaccount Adjustment Per Unit		$0.025
Less: Excess Charge Per Unit	-	$0.00085
Net Subaccount Adjustment Per Unit		$0.02415
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$120.75
3

The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Guggenheim StylePlus Large Core Subaccount as follows: $0.02415 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly subaccount adjustments are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.
Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.
Section 402(g) generally limits an employee’s annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $20,500 for tax year 2022. The $20,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $6,500 can be made to a 403(b) annuity during the 2022 tax year. The $6,500 limit may be adjusted for inflation in $500 increments for future tax years.
The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the annual limit by the lesser of (a) $3,000; (b) the excess of $15,000 reduced by the sum of the additional pre-tax elective contributions and designated Roth contributions made in prior years because of this rule; or (c) $5,000 times the number of years of service for the organization, minus the total elective deferrals made for earlier years.
Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally, the Section 415(c) limit for 2022 is the lesser of (i) $61,000, or (ii) 100% of the employee’s annual compensation.
Roth 403(b) — Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$20,500 in 2022 with a $6,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $20,500 elective contribution limit makes $10,500 in contributions to a Roth annuity contract, the individual can only make $10,000 in contributions to a traditional 403(b) contract in the same year.
Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $6,000 (for 2022) or (ii) 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,000 (for 2022) or (ii) 100% of that
4

spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $6,000 (for 2022) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $61,000 (for 2022). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Invesco V.I. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Invesco V.I. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the maximum mortality and expense risk and optional rider charges of 2.45%; (2) the administration charge of 0.15%; (3) the account administration charge of $30; (4) the charge for certain Waivers of Withdrawal Charge Riders of 0.25%; and (5) the contingent deferred sales charge.
Other total return figures (referred to as “Non-Standardized Total Return”) may be quoted that do not assume a surrender and that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge, if reflected, would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.
Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider or a Bonus Match Rider and, as such, will reflect any applicable Credit Enhancements or Bonus Amounts, respectively; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and
5

dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2021, and for each of the specified periods ended December 31, 2021 and 2020, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri, 64105-2143, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2021, and for each of the specified periods ended December 31, 2021 and 2020, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
6

ADVANCEDESIGNSSM VARIABLE ANNUITY
May 1, 2022
SBL Variable Annuity Account XIV
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the AdvanceDesigns Variable Annuity dated May 1, 2022, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
6918A
32-69186-01 2022/05/01

1

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established SBL Variable Annuity Account XIV as a separate account under Kansas law on June 26, 2000. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2021, 2020, and 2019, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $1,910,032, $1,348,138, and $2,274,574, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Custodian

The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 1.20%, and the administration charge of 0.15%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming you owe a charge above the
2

minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.
the amount of subaccount adjustment per Accumulation Unit; times
2.
the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.
the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Guggenheim VIF StylePlus Large Core Subaccount and no riders, the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		1.30%
Plus: Optional Rider Charge	+	N/A
Less: Minimum Charge	-	1.20%
Excess Charge on an Annual Basis		0.10%
Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date	-	$9.975
Gross Subaccount Adjustment Per Unit		$0.025
Less: Excess Charge Per Unit	-	$0.00085
Net Subaccount Adjustment Per Unit		$0.02415
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$120.75
The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Guggenheim VIF StylePlus Large Core Subaccount as follows: $0.02415 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly subaccount adjustments are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.
3

Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.
Section 402(g) generally limits an employee’s annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $20,500 for tax year 2022. The $20,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $6,500 can be made to a 403(b) annuity during the 2022 tax year. The $6,500 limit may be adjusted for inflation in $500 increments for future tax years.
The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the annual limit by the lesser of (a) $3,000; (b) the excess of $15,000 reduced by the sum of the additional pre-tax elective contributions and designated Roth contributions made in prior years because of this rule; or (c) $5,000 times the number of years of service for the organization, minus the total elective deferrals made for earlier years.
Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally, the Section 415(c) limit for 2022 is the lesser of (i) $61,000, or (ii) 100% of the employee’s annual compensation.
Roth 403(b) — Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$20,500 in 2022 with a $6,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $20,500 elective contribution limit makes $10,500 in contributions to a Roth annuity contract, the individual can only make $10,000 in contributions to a traditional 403(b) contract in the same year.
Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $6,000 (for 2022) or (ii) 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,000 (for 2022) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $6,000 (for 2022) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $61,000 (for 2022). Salary reduction contributions, if any, are subject to additional annual limits.
4

Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Invesco V.I. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Invesco V.I. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the maximum mortality and expense risk and optional rider charges of 3.05%; (2) the administration charge of 0.15%; (3) the account administration charge of $30; and (4) the contingent deferred sales charge.
Other total return figures (referred to as “Non-Standardized Total Return”) may be quoted that do not assume a surrender and that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge, if reflected, would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.
Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
5

Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners, including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2021, and for each of the specified periods ended December 31, 2021 and 2020, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri, 64105-2143, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2021, and for each of the specified periods ended December 31, 2021 and 2020, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
6

AEA VALUEBUILDER VARIABLE ANNUITY
May 1, 2022
SBL Variable Annuity Account XIV
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the AEA Valuebuilder Variable Annuity dated May 1, 2022, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-NEA-VALU or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
AEA 320A
27-03207-01 2022/05/01

1

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established SBL Variable Annuity Account XIV as a separate account under Kansas law on June 26, 2000. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2021, 2020, and 2019, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $1,910,032, $1,348,138, and $2,274,574, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Additional Payments to Service Providers

Additional Compensation Paid to Selected Selling Broker-Dealers — The Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
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Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0.95%, and the administration charge of 0.15%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.
the amount of subaccount adjustment per Accumulation Unit; times
2.
the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.
the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Guggenheim StylePlus Large Core Subaccount and one rider with a charge of 0.10%, the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		0.95%
Plus: Optional Rider Charge	+	0.10%
Less: Minimum Charge	-	0.95%
Excess Charge on an Annual Basis		0.10%
Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date	-	$9.975
Gross Subaccount Adjustment Per Unit		$0.025
Less: Excess Charge Per Unit	-	$0.00085
Net Subaccount Adjustment Per Unit		$0.02415
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$120.75
The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Guggenheim StylePlus Large Core Subaccount as follows: $0.02415 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract
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Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly subaccount adjustments are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.
Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.
Section 402(g) generally limits an employee’s annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $20,500 for tax year 2022. The $20,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $6,500 can be made to a 403(b) annuity during the 2022 tax year. The $6,500 limit may be adjusted for inflation in $500 increments for future tax years.
The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the annual limit by the lesser of (a) $3,000; (b) the excess of $15,000 reduced by the sum of the additional pre-tax elective contributions and designated Roth contributions made in prior years because of this rule; or (c) $5,000 times the number of years of service for the organization, minus the total elective deferrals made for earlier years.
Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally, the Section 415(c) limit for 2022 is the lesser of (i) $61,000, or (ii) 100% of the employee’s annual compensation.
Roth 403(b) — Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$20,500 in 2022 with a $6,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $20,500 elective contribution limit makes $10,500 in contributions to a Roth annuity contract, the individual can only make $10,000 in contributions to a traditional 403(b) contract in the same year.
Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $6,000 (for 2022) or (ii) 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,000 (for 2022) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $6,000 (for 2022) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
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Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $61,000 (for 2022). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Invesco V.I. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Invesco V.I. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the maximum mortality and expense risk and optional rider charges of 2.65%; (2) the administration charge of 0.15%; (3) the account administration charge of $30; and (4) the contingent deferred sales charge.
Other total return figures (referred to as “Non-Standardized Total Return”) may be quoted that do not assume a surrender and that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge, if reflected, would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.
Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies,
5

characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners, including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2021, and for each of the specified periods ended December 31, 2021 and 2020, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri, 64105-2143, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2021, and for each of the specified periods ended December 31, 2021 and 2020, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
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C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S

Security Benefit Life Insurance Company and Subsidiaries
Years Ended December 31, 2021, 2020 and 2019
With Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Financial Statements
Years Ended December 31, 2021, 2020, and 2019

Report of Independent Auditors
The Board of Directors
Security Benefit Life Insurance Company
Opinion
We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company), which comprise the consolidated balance sheets as of December 31, 2021 and 2020, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2021, and the related notes (collectively referred to as the “financial statements”).
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with accounting principles generally accepted in the United States of America.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ Ernst & Young LLP

Kansas City, Missouri
April 26, 2022

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets

	December 31
	2021	2020
	(In Thousands, except as noted)
Assets
Investments:
Fixed maturities, available for sale ($31,731.1 million and $29,043.6 million in amortized cost for 2021 and 2020, respectively; includes
$2,502.2 million and $241.8 million related to consolidated
variable interest entities for 2021 and 2020, respectively)	$31,844,528	$29,125,931
Trading fixed maturities at fair value	58,442	80,483
Equity securities at fair value	639,117	347,715
Notes receivable from related parties	2,834,303	1,364,160
Mortgage loans	998,900	1,235,007
Policy loans	68,386	68,431
Cash and cash equivalents (includes $29.5 million and $0.1 million related to consolidated variable interest entities for 2021 and
2020, respectively)	789,317	1,210,986
Short-term investments	452,537	5,346
Call options	820,333	630,336
Other invested assets	2,136,731	1,224,917
Total investments	40,642,594	35,293,312

Accrued investment income (includes $21.3 million and $0.0 million related
to consolidated variable interest entities for 2021 and 2020, respectively)	525,406	409,586
Accounts receivable	474,884	111,201
Reinsurance recoverable	7,023,275	1,784,491
Property and equipment, net	48,657	50,910
Deferred policy acquisition costs	779,546	836,477
Deferred sales inducement costs	241,262	274,749
Value of business acquired	1,029,077	1,165,602
Goodwill	96,941	96,941
Other assets	219,937	197,495
Separate account assets	5,707,444	5,370,332
Total assets	$56,789,023	$45,591,096

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets (continued)

	December 31
	2021	2020
	(In Thousands, except as noted)
Liabilities and stockholder's equity
Liabilities:
Policy reserves and annuity account values	$37,244,930	$33,905,610
Funds withheld and held liability	5,428,191	116,442
Accounts payable and accrued expenses (includes $2.7 million and $2.1 million related to consolidated variable interest
entities for 2021 and 2020, respectively)	337,097	199,757
Deferred income tax liability	170,319	8,200
Surplus notes	116,379	117,337
Mortgage debt	2,087	6,078
Debt from consolidated variable interest entities	192,429	8,836
Option collateral	766,402	500,673
Other liabilities	248,544	230,936
Repurchase agreements	45,674	—
Separate account liabilities	5,707,444	5,370,332
Total liabilities	50,259,496	40,464,201

Stockholder's equity:
Common stock, $10 par value, 1,000,000 shares
authorized, 700,000 issued and outstanding	7,000	7,000
Additional paid-in capital	3,659,107	3,459,107
Accumulated other comprehensive income	240,414	110,771
Retained earnings	2,623,006	1,550,017
Total stockholder's equity	6,529,527	5,126,895
Total liabilities and stockholder's equity	$56,789,023	$45,591,096

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Operations

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)
Revenues:
Net investment income	$1,943,765	$1,753,167	$1,677,813
Asset-based and administrative fees	80,086	68,202	70,191
Other product charges	235,928	223,572	211,386
Change in fair value of options, futures and swaps	605,835	88,796	358,408
Net realized/unrealized gains (losses), excluding
impairment losses on available for sale securities	399,279	141,216	42,187
Total other-than-temporary impairment losses on
available for sale securities and other invested assets	(19,465)	(16,165)	—
Other revenues	93,943	86,644	68,268
Total revenues	3,339,371	2,345,432	2,428,253

Benefits and expenses:
Index credits and interest credited to account balances	921,703	595,211	639,454
Change in fixed index annuity embedded derivative
and related benefits	(139,349)	(77,707)	103,926
Other benefits	413,350	529,395	343,313
Total benefits	1,195,704	1,046,899	1,086,693

Commissions and other operating expenses	396,253	324,980	305,626
Amortization of deferred policy acquisition
costs, deferred sales inducement costs, and
value of business acquired, net of imputed interest	387,607	338,585	329,578
Interest expense	9,192	48,651	74,222
Total benefits and expenses	1,988,756	1,759,115	1,796,119

Income before income tax expense	1,350,615	586,317	632,134
Income tax expense	277,626	116,510	129,982
Net income	$1,072,989	$469,807	$502,152

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Comprehensive Income

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)

Net income	$1,072,989	$469,807	$502,152
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on
available for sale securities	213,018	798	384,265
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs, value of business
acquired and deferred sales inducement costs	(33,742)	10,856	(83,573)
Policy reserves and annuity account values	(49,633)	60,858	(101,218)
Total other comprehensive income (loss), net of tax	129,643	72,512	199,474
Comprehensive income (loss)	$1,202,632	$542,319	$701,626

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity

			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained
	Stock	Capital	Income (Loss)	Earnings	Total
	(In Thousands)
Balance at January 1, 2019	$7,000	$2,793,715	$(161,215)	$691,371	$3,330,871
Net income	—	—	—	502,152	502,152
Other comprehensive income (loss), net	—	—	199,474	—	199,474
Contribution from parent	—	85,000	—	—	85,000
Dividends paid	—	—	—	(50,000)	(50,000)
Balance at December 31, 2019	7,000	2,878,715	38,259	1,143,523	4,067,497
Net income	—	—	—	469,807	469,807
Other comprehensive income (loss), net	—	—	72,512	—	72,512
Contribution from parent	—	580,392	—	—	580,392
Dividends paid	—	—	—	(63,313)	(63,313)
Balance at December 31, 2020	7,000	3,459,107	110,771	1,550,017	5,126,895
Net income	—	—	—	1,072,989	1,072,989
Other comprehensive income (loss), net	—	—	129,643	—	129,643
Contribution from parent	—	200,000	—	—	200,000
Balance at December 31, 2021	$7,000	$3,659,107	$240,414	$2,623,006	$6,529,527

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)
Operating activities
Net income	$1,072,989	$469,807	$502,152
Adjustments to reconcile net income to net cash and
cash equivalents provided by operating activities:
Index credits and interest credited to account balances	921,703	595,211	639,454
Policy acquisition costs deferred	(197,024)	(446,737)	(285,188)
Amortization of deferred policy acquisition costs,
deferred sales inducement costs, and value of business
acquired, net of imputed interest	387,607	338,585	329,578
Net realized/unrealized losses (gains) of investments	(379,814)	(125,051)	(42,187)
Change in fair value of options, futures and swaps	(605,835)	(88,796)	(358,408)
Change in fixed index annuity embedded derivative
and related benefits	(139,349)	(77,707)	103,926
Amortization of investment premiums and discounts	(53,590)	(11,096)	(8,104)
Depreciation and amortization	11,776	7,410	7,461
Change in reinsurance activity, net	72,964	65,021	110,564
Deferred income taxes	127,657	(2,638)	(59,679)
Change in annuity guarantees	419,244	527,752	350,610
Change in accounts receivable	(374,136)	(39,431)	50,014
Change in investment income due and accrued	(357,901)	(77,144)	(47,170)
Change in accounts payable	1,410	67,615	(41,838)
Change in other liabilities	16,067	(34,826)	(16,234)
Other changes in operating assets and liabilities	21,942	(59,684)	(224,235)
Net cash and cash equivalents provided by (used in) operating activities	945,710	1,108,291	1,010,716

Investing activities
Sales, maturities, or repayments of investments:
Fixed maturities available for sale	13,537,160	8,251,650	6,917,980
Mortgage loans	406,236	782,894	649,244
Call options	665,519	316,425	347,510
Notes receivable from related parties	4,930,847	4,371,555	5,548,872
Net sales (purchases) of trading fixed maturities at fair value	25,692	23,275	9,025
Other invested assets	412,203	40,133	258,940
	19,977,657	13,785,932	13,731,571
Acquisitions of investments:
Fixed maturities available for sale	(15,511,898)	(12,456,030)	(10,140,875)
Mortgage loans	(161,497)	(748,872)	(484,164)
Call options	(20,000)	(308,625)	(59,328)
Notes receivable from related parties	(6,404,040)	(4,762,417)	(3,323,394)
Net sales (purchases) of equity securities at fair value	(223,989)	(88,973)	(14,452)
Other invested assets	(1,027,994)	(306,687)	(445,067)
	(23,349,418)	(18,671,604)	(14,467,280)

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows (continued)

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)
Net sales (purchases) of property and equipment	$(61)	$(1,069)	$(50)
Net sales (purchases) of short-term investments	(446,609)	37,611	332,733
Net decrease (increase) in policy loans	46	7,552	5,046
Net cash and cash equivalents provided by (used in) investing activities	(3,818,385)	(4,841,578)	(397,980)

Financing activities
Payments on surplus notes, notes payable related to commission
assignments, mortgage debt, and debt from consolidated VIEs	194,157	(47,249)	(39,223)
Capital contribution from parent	200,000	580,392	85,000
Dividends paid to parent	—	(50,000)	(50,000)
Net change in repurchase agreements	45,674	—	(302,898)
Deposits to annuity account balances	4,495,259	4,375,240	2,678,444
Withdrawals from annuity account balances	(2,484,084)	(1,828,495)	(1,940,991)
Net cash and cash equivalents provided by (used in) financing activities	2,451,006	3,029,888	430,332

Increase (decrease) in cash and cash equivalents	(421,669)	(703,399)	1,043,068
Cash and cash equivalents at beginning of period	1,210,986	1,914,385	871,317
Cash and cash equivalents at end of period	$789,317	$1,210,986	$1,914,385

Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest	$8,472	$70,805	$48,159

Income taxes	$139,100	$128,000	$193,478

Supplemental disclosure of non-cash information
Cash received in the prior year for policies issued in the current year	$14,167	$7,326	$21,435
Securities purchased not yet settled in cash	$(159,599)	$23,669	$33,013
Securities sold not yet settled in cash	$32,036	$42,489	$110,014
Accrued interest paid in kind	$224,226	$197,207	$155,312
Deconsolidation of a VIE	$—	$275,929	$—
Non-cash dividends paid to parent	$—	$13,313	$—

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2021, 2020 and 2019
1. Nature of Operations, Basis of Presentation and Significant Accounting Policies
Nature of Operations
The operations of Security Benefit Life Insurance Company (SBLIC), together with its subsidiaries and consolidated variable interest entities (VIEs) (see Note 3) (referred to herein, collectively, as the Company), consist primarily of marketing and distributing annuities, retirement plans, and other related products throughout the United States. Security Distributors, LLC (SD), a subsidiary of SBLIC, is a registered broker/dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority. The Company has entered into an agreement with Security Benefit Business Services, LLC (SBBS), an affiliate, to handle most corporate functions and processes. All employees and the majority of the Company’s expenses are paid by SBBS, and an allocable portion of these costs are then billed to the Company.
The Company offers a diversified portfolio of products comprised primarily of individual and group annuities, including fixed, fixed index, and variable annuities, and retirement plan products through multiple distribution channels.
Basis of Presentation
The consolidated financial statements include the operations and accounts of SBLIC and its subsidiaries, SD; SAILES 2, LLC (SAILES); Sixth Avenue Reinsurance Company (SARC); Bentley Park, LLC, Chisholm Trail, LLC; Coronado Heights, LLC; Hawk Trail, LLC; Monarch Field, LLC; Pinckney Holdings, LLC; Ripley Park, LLC; SB IIS Co., LLC; SB ISH, LLC; Shamrock Valley, LLC; Triple 8, LLC; IDF VI, LLC; IDF V, LLC; SecBen GBM Investco, LLC and the consolidated VIEs (see Note 3). All intercompany accounts and transactions have been eliminated in the consolidation.
On December 31, 2020, Gennessee Insurance Agency, LLC and Dunbarre Insurance Agency, LLC were distributed to SBL Holdings, Inc (SBLH), SBLIC's parent company. The distribution did not have a material impact on the Company.
Use of Estimates
The preparation of the consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. Significant estimates and

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

assumptions include the valuation of investments; valuation of over-the-counter derivative financial instruments; determination of other-than-temporary impairments (OTTIs) of investments; amortization of deferred policy acquisition costs (DAC), deferred sales inducement costs (DSI), and value of business acquired (VOBA); calculation of liabilities for future policy benefits; calculation of income taxes and the recognition of deferred income tax assets and liabilities; and estimating future cash flows on certain structured securities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable.
The COVID-19 pandemic (the Pandemic) has caused significant social and economic problems worldwide. Those problems include constraints on the operations of businesses (including supply chain interruptions), decreases in consumer mobility and activity, increases in unemployment rates and downturns in many equity and fixed-income markets. The constraints have been caused or exacerbated by governmental responses, including lockdowns, and private-sector responses, including reductions of economic activities. The Company’s business has been affected in various ways, including its operations. The Company cannot predict the length and severity of the Pandemic or its effects on the Company.
Investments
Fixed maturity investments include bonds, asset-backed securities, and redeemable preferred stocks. Fixed maturity investments are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss (OCI) in the consolidated balance sheets, net of cumulative adjustments related to DAC, DSI, VOBA, and policy reserves and annuity account values and applicable income taxes. The adjustment related to DAC, DSI, VOBA, and policy reserves and annuity account values represents the impact from treating the unrealized gains or losses as if they were realized.
Equity securities include mutual funds, common stocks, and non-redeemable preferred stocks. Equity investments not accounted for under the equity method of accounting or the measurement alternative are carried at fair value, with related unrealized gains and losses recognized as a component of the net realized/unrealized gains/(losses) in the consolidated statements of operations.
The Company elected the measurement alternative for certain equity investments that do not have readily determinable fair value and do not qualify for the practical expedient under ASC

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

820 to estimate fair value using the net asset value per share. Under the alternative, the investments are measured at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for an identical or similar investment of the same issuer. These financial instruments are included in other invested assets on the consolidated balance sheets.
The Company has a variable interest in various types of securitization entities, which are deemed VIEs. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. When the Company is determined to be the primary beneficiary of a VIE, the Company consolidates the entity into the financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Accordingly, the Company would not consolidate a VIE when it is not the primary beneficiary. On an ongoing basis, the Company assesses whether it is the primary beneficiary of VIEs in which it has a variable interest.
Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees.
The Company classified as trading or elected the fair value option for certain fixed maturity securities that are segregated to support certain funds withheld reinsurance liabilities (see Note 10). The change in fair value of these financial instruments is recognized as a component of net realized/unrealized gains (losses) in the consolidated statements of operations.
Realized capital gains and losses on sales of investments are determined using the specific identification method. Unrealized capital gains and losses related to investing securities are reported as a component of net realized/unrealized gains (losses) in the consolidated statements of operations. OTTIs are reported separately in the consolidated statements of operations.
To the extent the Company determines that an equity security accounted for under the measurement alternative or equity method of accounting is deemed other-than-temporarily impaired, the difference between carrying value and fair value is charged to earnings. For debt

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

securities, if the Company intends to sell the security or it is more likely than not the Company will be required to sell the security before the recovery of the amortized cost basis, the Company recognizes an OTTI equal to the difference between the amortized cost and fair value in net income. For debt securities where the Company does not expect to recover the amortized cost basis, and the Company does not plan to sell nor is it more likely than not that the Company would be required to sell before recovery of the amortized cost basis, the Company bifurcates the OTTI and reports the credit portion of the loss recognized in net income, and the noncredit portion is recognized in OCI.
The credit loss component of a structured security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The structured securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics such as: expectations of delinquency and default rates, loss severity, asset spreads, and prepayment speeds, as well as structural support, including subordination and guarantees.
Commercial and residential mortgage loans are generally reported at cost, adjusted for amortization of premiums or accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income in the consolidated statements of operations. The Company reviews the mortgage loan portfolio using a collectively evaluated impairment methodology to determine the need for a general allowance, which is based upon the Company’s evaluation of the probability of collection, historical loss experience, delinquencies, and other factors. If the Company determines through management's evaluation of the mortgage loan portfolio that an individual loan has an elevated specific risk profile, the Company will then individually assess the loan for impairment and may assign a specific loan loss allowance.
Policy loans are reported at unpaid principal.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Cash and cash equivalents includes operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.
The Company has agreed to provide a loan facility through bridge or revolver loans to borrowers until permanent financing can be secured or an existing obligation or project is completed. The Company generally receives a commitment fee on unfunded amounts and interest on the amounts funded. Open commitments on bridge loans and revolvers are disclosed in Note 15.
Asset and Liability Derivatives
The Company hedges certain exposures to equity market risk, foreign exchange risk, and interest rate risk by entering into derivative financial instruments. All of the derivative financial instruments are recognized as an asset or liability on the consolidated balance sheets at estimated fair value. For derivative instruments not receiving hedge accounting treatment but that are economic hedges, the gain or loss is recognized in net income during the period of change.
The Company issues certain products that contain a derivative that is embedded in the product, and must be accounted for under Accounting Standards Codification (ASC) 815, Derivatives and Hedging (ASC 815). Under ASC 815, the Company assesses whether the embedded derivative is clearly and closely related to the host contract. The Company bifurcates embedded derivatives from the host instrument for measurement purposes when the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument. Embedded derivatives, which are reported with the host instrument on the consolidated balance sheets in policy reserves and annuity account values, are reported at fair value with changes in fair value recognized in the consolidated statements of operations.
The Company formerly entered into agreements with insurance companies to identify and recommend producers for annuity contracts, deliver annuity contracts, collect the first premium, and service the business on the insurance companies’ behalf. The Company paid heaped commissions to field producers and recorded commission receivable for the subsequent receipt of monthly level commissions from the insurance companies for annuity contracts that continue to be in-force policies over a period of time. The commission receivable is comprised of the base

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

level commission payments (the Host Contract) and a commission assignment embedded derivative (the Lapse Risk). In accordance with ASC 815, the Lapse Risk is separated from the Host Contract and accounted for as a derivative instrument. The Lapse Risk is recorded at fair value with the change in unrealized gain (loss) related to lapse-risk recognized in the consolidated statements of operations.
The Company is party to both bilateral and tri-party agreements with certain derivative instrument counterparties which require the posting of collateral when the market value of the derivative instrument exceeds the cost of the instrument, subject to certain thresholds agreed upon with the counterparties. Collateral posted by counterparties under bilateral agreements is reported on the consolidated balance sheets in cash and cash equivalents, unless rehypothecated into other investments, with a corresponding liability reported in other liabilities. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. Collateral posted under the tri-party arrangement is not reflected on the consolidated balance sheets.
Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs and Value of Business Acquired
To the extent recoverable from future policy revenues and gross profits, incremental direct costs of contract acquisition (commissions) as well as certain costs directly related to acquisition activities (underwriting, other policy issuance and processing, and selling costs) for the successful acquisition or renewal of deferred annuity business have been deferred. DAC is amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investments, full surrenders, partial withdrawal of account value, mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.
DAC is adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

For insurance and annuity contracts, policyholders may desire different product benefits, features, rights, or coverages by exchanging a contract for a new contract or by an amendment, an endorsement, or a rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of a new contract. Any DAC or DSI associated with the original contract is written off. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.
DSI consists of bonus interest credits and premium credits added to certain annuity contract values. It is subject to vesting requirements and is capitalized to the extent it is incremental to amounts that would be credited on similar contracts without the applicable feature. DSI is amortized using the same methodology and assumptions used to amortize DAC.
VOBA is an asset that reflects the present value of estimated net cash flows embedded in the insurance contracts that existed in a life insurance company acquisition. VOBA is amortized using the same methodology and assumptions used to amortize DAC.
Goodwill
Goodwill is recognized for the excess of the purchase price over the fair value of identifiable net assets acquired. Goodwill is not amortized, but is reviewed annually for indications of impairment. If the fair value of the reported goodwill is lower than its carrying amount, goodwill is written down to its fair value; and a charge is reported in the consolidated statements of operations.
Property and Equipment
Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. Computer software includes internally developed software costs that are capitalized when they reach technological feasibility. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which generally range from 3 to 39 years.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Separate Accounts
The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account contract holders of the Company are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues from charges on separate account products consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.
The Company has variable annuity contracts through separate accounts that include various types of guaranteed minimum death benefit (GMDB), guaranteed minimum accumulation benefit (GMAB), guaranteed minimum withdrawal benefit (GMWB), and guaranteed minimum income benefit (GMIB) features. As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative and the benefit reserve based on the specific characteristics of each guaranteed benefit feature.
Policy Reserves and Annuity Account Values
Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.
Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated with interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Interest crediting rates ranged from 1.0% to 5.0% during each of the years 2021, 2020, and 2019. Policy reserves are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company offers fixed index annuity products with returns linked to the performance of certain indices. The Company formerly offered a guaranteed lifetime withdrawal benefit (GLWB) and a GMDB on the fixed index annuity products, of which policyholders could only elect one per policy. The GLWB and GMDB guarantees are accounted for as benefit reserves. Policy reserves for index annuities are equal to the sum of the fair value of the embedded index options, the host (or guaranteed) components of the index account, and the fixed account accumulated with interest and without reduction for potential surrender charges, plus the benefit reserves for the GLWB and GMDB benefits. The host value is established at inception of the contract and is accreted over the policy’s life at a constant rate of interest. Fair value of the embedded index options is calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect the Company’s credit risk and an additional provision for adverse deviation.
Reinsurance Agreements
The Company utilizes reinsurance agreements to manage certain risks associated with its annuity operations and to reduce exposure to large losses. In the accompanying consolidated financial statements, premiums, benefits, and settlement expenses are reported net of reinsurance ceded, whereas policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for in a manner consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of reinsurers, and requires collateralization of liabilities ceded where allowable by contract.
Deferred Income Taxes
Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s consolidated statements of operations as a component of income tax expense or benefit, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets to an amount that represents management’s best estimate of the amount of such deferred income tax assets that will more likely than not be realized using the enacted tax rates and laws.
Recognition of Revenues
Interest income and dividends, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in fixed maturity securities are reflected in net investment income over the contractual terms of the investments in a manner that produces an effective yield. For structured securities, included in the fixed maturity available for sale securities portfolios, the amortization/accretion of premiums and discounts incorporate prepayment assumptions to produce a constant yield over the expected life of the security. When actual prepayments differ significantly from originally anticipated prepayments, the accretable yield is recalculated to reflect actual payments to date plus anticipated future payments. For securities, purchased or retained, that represent beneficial interests in structured securities other than high credit quality securities, the accretable yield is adjusted using the prospective method when there is a change in estimated future cash flows. For high credit quality securities, the accretable yield is adjusted using the retrospective method. Any adjustments resulting from changes in effective yield are reflected in net investment income.
Revenues from Contracts with Customers

The Company accounts for its revenue in accordance with ASC 606. The Company has two revenue streams that are recognized in accordance with ASC 606, Revenue from Contracts with Customers (ASC 606): distribution revenue and shareholder administrative service revenue.

Distribution Revenue

SD enters into distribution and underwriting arrangements with various unaffiliated mutual fund companies. The Company primarily receives distribution fees paid by the fund over time. The performance obligation is the sale of securities to investors, which is fulfilled on the trade date. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

is dependent on the value of the shares at future points in time, as well as the length of time the investor remains in the fund, both of which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund and investor activity is known, which are usually at month end or quarter end. Distribution Revenue for the years ended December 31, 2021, 2020 and 2019 amounted to $23.8 million, $20.0 million, and $20.4 million, respectively, and is included in the consolidated statements of operations in asset-based and administrative fees.

Shareholder Administrative Service Revenue

SBLIC enters into agreements with unaffiliated investment vehicles for the provision of services such as sub-transfer agency, record keeping and various shareholder administrative services. Management considers these as a series of distinct services, but as a single performance obligation because they are not separable and not distinct within the context of the contract and are highly interrelated. They have the same pattern of transfer (i.e., transfer to customers over time) and use the same method to measure progress (i.e., time based measure of progress). The Company primarily receive fees paid by the fund or its affiliates over time. The performance obligation is the completion of those services. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time which are highly susceptible to factors outside of the Company's influence. These fee payments cannot be finalized until the market value of the fund is known, which are usually monthly or quarterly. Service fee revenue for the years ended December 31, 2021, 2020, and 2019 amounted to $10.8 million, $9.0 million, and $9.1 million, respectively, and is included in the consolidated statements of operations in asset-based and administrative fees.

The Company evaluates the need for an allowance for accounts receivable that it believes will not be collected in full. There was no allowance for doubtful accounts at December 31, 2021 or 2020.
Recently Issued Accounting Pronouncements
In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-02, Leases (ASU 2016-02). The guidance in ASU 2016-02 supersedes the lease recognition requirements in ASC Topic 840, Leases. ASU 2016-02 sets out the principles for the recognition, measurement, presentation and disclosure of leases for both parties to a contract (i.e. lessees and lessors). This update requires lessees to apply a dual

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight line basis over the term of the lease. A lessee is also required to record a right-of-use asset and a lease liability for all leases with a term of greater than 12 months regardless of their classification. Leases with a term of 12 months or less will be accounted for similar to existing guidance for operating leases today. This update requires lessors to account for leases using an approach that is substantially equivalent to existing guidance for sales-type leases, direct financing leases and operating leases. The standard is effective January 1, 2022 for the Company, with early adoption permitted. The Company is in the process of evaluating the full impact adoption of this standard will have on the Company in 2022.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses, Measurement of Credit Losses on Financial Instruments. The amendments in this ASU replace the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. The new standard is effective for the Company on January 1, 2023, with early adoption permitted. This update was subsequently clarified or amended by ASU 2019-04 (as discussed in Recently Adopted Accounting Pronouncements below), ASU 2019-05 Financial Instruments-Credit Losses (Topic 326): Targeted Transition Relief; and ASU 2019-11, Codification Improvements to Topic 326, Financial Instruments – Credit Losses. While the Company is currently evaluating the full impact of this new guidance on its consolidated financial statements, the Company believes the new impairment model may lead to earlier recognition of credit losses on certain assets compared to current loss recognition methodology.
In August 2018, the FASB issued ASU 2018-12, Financial Services-Insurance (Topic 944) Targeted Improvements to the Accounting for Long-Duration Contracts. This amendment improves four areas to the accounting for long-duration contracts.
(1) Assumptions used to measure the liability for future policy benefits for traditional and limited-payment contracts. The amendments in this update require an insurance entity to (a) review and, if there is a change, update the assumptions used to measure cash flows at least annually and (b) update the discount rate assumption at each reporting date. The provision for risk of adverse deviation and premium deficiency (or loss recognition)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

testing are eliminated. The change in the liability estimate as a result of updating cash flow assumptions is required to be recognized in net income. The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income. The amendments require that an insurance entity discount expected future cash flows at an upper-medium grade (low-credit-risk) fixed-income instrument yield that maximizes the use of observable market inputs.
(2) Measurement of market risk benefits. The amendments require that an insurance entity measure all market risk benefits associated with deposit (or account balance) contracts at fair value. The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income.
(3) Amortization of deferred acquisition costs. The amendments simplify the amortization of deferred acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins and require that those balances be amortized on a constant level basis over the expected term of the related contracts. Deferred acquisition costs are required to be written off for unexpected contract terminations but are not subject to an impairment test.
(4) Disclosures. The amendments require that an insurance entity provide aggregated roll forwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs. The amendments also require that an insurance entity disclose information about significant inputs, judgments, assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement.
The standard is effective January 1, 2025 for the Company, with early adoption permitted. The guidance is to be applied as of the earliest period presented in the financial statements. Management is evaluating the impact of this ASU to its consolidated financial statements upon adoption of this standard in 2025.
In January 2017, the FASB issued ASU 2017-04, Intangibles—Goodwill and Other: Simplifying the Test for Goodwill Impairment. Under the amendments in this update, the Company should

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. Impairment charges should be recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. This amendment essentially eliminated "Step 2" from the goodwill impairment test. Additionally, the Company should consider income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit when measuring the goodwill impairment loss, if applicable. The amendments in this update shall be applied on a prospective basis. A public business entity that is not an SEC filer should adopt the amendments in this update for its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2020. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company does not expect significant impact to its consolidated financial statements upon adoption of this standard in 2022.
ASUs issued but not yet adopted as of December 31, 2021 would not be disclosed above should they be assessed as either not applicable or are not expected to have a material impact on the Company's consolidated financial statements at this time.
Recently Adopted Accounting Pronouncements
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820)– Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this update modify the disclosure requirements for fair value measurements by removing, modifying or adding certain disclosures. The Company adopted this update on January 1, 2020 without any material impact to the consolidated financial statements.

In April 2019, FASB issued ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments - Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments. The amendments consist of five topics with different effective dates. The Company adopted Topic 3, Codification Improvements to Update 2017-12 and Other Hedging Items and Topic 4, Codification Improvements to Update 2016-01 on January 1, 2020 with no impact to the consolidated financial statements. The remaining three topics will be adopted at the time ASU 2016-13 becomes effective for the Company.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

In January 2020, the FASB issued ASU 2020-01, Investments – Equity Securities (Topic 321), Investments – Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815) – Clarifying the Interactions between Topic 321, Topic 323, and Topic 815. ASU 2020-01 clarifies the application of the measurement alternative to transactions that require an entity to apply or discontinue the equity method, and whether certain forward contracts and purchased options on equity securities are in the scope of Topic 321. The Company adopted this update on a prospective basis effective January 1, 2021. The update did not have a material impact to the Company’s consolidated financial statements.
In October 2020, the FASB issued ASU 2020-08 Codification Improvements to Subtopic 310-20 Receivables – Nonrefundable Fees and Other Costs. The amendments in this update clarify that callable debt securities should be reevaluated each reporting period to determine if the amortized cost exceeds the amount repayable by the issuer at the next earliest call date and, if so, the excess should be amortized to the next call date. The Company adopted this update on a prospective basis effective January 1, 2021. The update did not have a material impact to the Company’s consolidated financial statements.
In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, to provide temporary optional expedients and exceptions to the GAAP guidance on contract modifications and hedge accounting to ease the financial reporting burdens of the expected market transition from the London Interbank Offered Rate and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate. The guidance is effective upon issuance and may be adopted on any date on or after March 12, 2020. In January 2021, the FASB issued ASU 2021-01 Reference Rate Reform (Topic 848): Scope to amend the scope of ASU 2020-04. New optional expedients allow derivative instruments impacted by changes in the interest rate used for margining, discounting, or contract price alignment (i.e., discount transition) to qualify for certain optional relief. Both updates are applicable for contract modifications and/or hedging relationships that occur through December 31, 2022. The Company adopted the updates effective January 1, 2021. The updates did not have a material impact to the Company’s consolidated financial statements and the Company will continue to evaluate the impact of reference rate reform on contract modifications and hedging relationships through December 31, 2022.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Reclassifications
Certain prior period amounts in the consolidated statement of cash flows have been reclassified to conform to the current period's presentation. Changes were made to the classification of net purchases/sales of trading securities to move them from operating activities to investing activities, as this classification more closely aligns with the current nature, strategy and purpose of the investments.
Prior Period Reclassifications
Certain prior period amounts in the consolidated financial statements and accompanying notes have been reclassified to conform to the current period's presentation. Changes were made to the classification of certain revenue and expense items for the following line items: (1) certain administrative and other fees previously reported in other product charges or other revenues are now being reported in asset-based and administrative fees, (2) amounts related to unrealized and realized foreign currency and forward contracts previously reported in changes in fair value of options, futures and swaps are now being reported in net realized/unrealized gains (losses), excluding impairment losses on available for sale securities and (3) DAC amortization adjustments related to realized gain (losses) previously reported in net realized/unrealized gains (losses), excluding impairment losses on available for sale securities, are now being reported in with the amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired, net of imputed interest.
A reconciliation of the changes to conform to current presentation is as follows:

	Year Ended December 31, 2019
	As Previously Reported	Reclassifications	As Currently Reported
	(in thousands)
Asset-based and administrative fees	$64,681	$5,510	$70,191
Other product charges	216,746	(5,360)	211,386
Change in fair value of options, futures and swaps	337,013	21,395	358,408
Net realized/unrealized gains (losses), excluding
impairment losses on available for sale securities	66,830	(24,643)	42,187
Other revenues	68,418	(150)	68,268
Amortization of deferred policy acquisition
costs, deferred sales inducement costs, and
value of business acquired, net of imputed interest	332,826	(3,248)	329,578

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments
Fixed Maturity Investments and Equity Securities
Information as to the amortized cost, gross unrealized gains and losses, fair values, and OTTIs in AOCI, of the Company’s portfolio of fixed maturity investments classified as available for sale, is presented below. OTTIs in AOCI represent interest rate related unrealized losses on securities not recognized in earnings at the time at which a credit related OTTI was recorded. These unrealized losses are the difference between fair value and net present value of future expected cash flows at the time of impairment.

	December 31, 2021
	Cost/	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in AOCI
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$56,742	$2,136	$44	$58,834	$—
Obligations of government-sponsored
enterprises	166,850	6,742	1,039	172,553	—
Corporate	15,912,419	242,592	30,368	16,124,643	—
Municipal obligations	38,678	5,554	3	44,229	—
Commercial mortgage-backed	73,278	3,549	283	76,544	—
Residential mortgage-backed	8,342	235	123	8,454	—
Collateralized debt obligations	6,475	1,317	109	7,683	—
Collateralized loan obligations	12,400,657	271,825	194,082	12,478,400	(8,498)
Redeemable preferred stock	263,673	19,713	—	283,386	—
Other asset backed	2,589,534	38,490	38,222	2,589,802	—
Total fixed maturity investments	$31,516,648	$592,153	$264,273	$31,844,528	$(8,498)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2020
	Cost/	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in AOCI
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$97,975	$6,555	$4	$104,526	$—
Obligations of government-sponsored
enterprises	232,147	13,242	247	245,142	—
Corporate	12,328,112	275,239	43,219	12,560,132	—
Obligations of foreign governments	35	—	—	35	—
Municipal obligations	77,630	11,853	—	89,483	—
Commercial mortgage-backed	121,664	5,701	1,244	126,121	—
Residential mortgage-backed	10,471	393	93	10,771	—
Collateralized debt obligations	6,309	1,265	109	7,465	—
Collateralized loan obligations	12,636,656	194,294	330,059	12,500,891	(24,458)
Redeemable preferred stock	375,762	467	5,716	370,513	—
Other asset backed	3,156,886	40,053	86,087	3,110,852	—
Total fixed maturity investments	$29,043,647	$549,062	$466,778	$29,125,931	$(24,458)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
The amortized cost and fair value of fixed maturity investments at December 31, 2021, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because lenders may have the right to call and borrowers may have the right to prepay obligations with or without penalties.

	Available for Sale
	Amortized	Fair
	Cost	Value
	(In Thousands)

Due one year or less	$2,252,997	$2,264,897
Due after one year through five years	9,637,191	9,694,438
Due after five years through ten years	3,078,080	3,152,580
Due after ten years	1,039,571	1,115,790
Structured securities with variable principal payments	15,508,809	15,616,823
	$31,516,648	$31,844,528

As of December 31, 2021 and 2020, there were four and five issuers, with a total amount of $3,599.7 million and $3,823.7 million, respectively, other than U.S. Government and its sponsored entities, where the Company had investment holdings that exceeded 10% of consolidated stockholder's equity.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
For fixed maturity investments classified as available for sale with unrealized losses as of December 31, 2021 and 2020, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	December 31, 2021
	Less Than 12 Months		Greater Than or Equal		Total
			to 12 Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S.
government corporations and agencies	$8,731	$44	$—	$—	$8,731	$44
Obligations of government-sponsored
enterprises	17,653	383	12,775	656	30,428	1,039
Corporate	1,230,788	19,218	291,384	11,150	1,522,172	30,368
Municipal obligations	451	3	—	—	451	3
Commercial mortgage-backed	14,286	137	6,338	146	20,624	283
Residential mortgage-backed	1,702	26	132	97	1,834	123
Collateralized debt obligations	—	—	352	109	352	109
Collateralized loan obligations	5,565,154	114,311	1,718,986	79,771	7,284,140	194,082
Other asset backed	206,251	2,529	967,953	35,693	1,174,204	38,222
Total fixed maturity investments, available for sale	$7,045,016	$136,651	$2,997,920	$127,622	$10,042,936	$264,273

Number of securities with unrealized losses		667		166		833
Percent investment grade (AAA through BBB-)		85%		64%		81%

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2020
	Less Than 12 Months		Greater Than or Equal		Total
			to 12 Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S.
government corporations and agencies	$1,276	$4	$—	$—	$1,276	$4
Obligations of government-sponsored
enterprises	19,821	247	—	—	19,821	247
Corporate	1,395,531	38,217	73,507	5,002	1,469,038	43,219
Commercial mortgage-backed	33,663	1,142	2,477	102	36,140	1,244
Residential mortgage-backed	—	—	725	93	725	93
Collateralized debt obligations	340	109	—	—	340	109
Collateralized loan obligations	3,168,690	129,107	3,273,873	200,952	6,442,563	330,059
Redeemable preferred stock	219,030	5,716	—	—	219,030	5,716
Other asset backed	667,681	73,688	795,478	12,399	1,463,159	86,087
Total fixed maturity investments, available for sale	$5,506,032	$248,230	$4,146,060	$218,548	$9,652,092	$466,778

Number of securities with unrealized losses		303		222		525
Percent investment grade (AAA through BBB-)		77%		66%		72%

The unrealized losses on the fixed maturity investments in the table above can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. The Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of its amortized cost basis, which may be maturity. Based on that evaluation and the Company’s ability and intent to hold those investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the Company does not consider those investments to be other-than-temporarily impaired at December 31, 2021 and 2020.
The Company closely monitors those securities where impairment concerns may exist by considering relevant facts and circumstances to evaluate whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; and (3) for fixed maturity

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
securities, the Company’s intent to sell a security or whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis. For asset-backed securities, several additional factors are taken into account, including cash flows, collateral sufficiency, liquidity, and economic conditions.
The following table provides a rollforward of credit losses recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI. The purpose of the table is to provide detail of (1) additions to bifurcated credit loss amounts recognized in net realized gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)

Balance at beginning of period	$(15,204)	$(1,634)	$(1,634)
Credit losses for which an other-than-temporary impairment
was not previously recognized	(683)	(9,731)	—
Reduction for securities sold during the year or intended to be sold	6,072	—	—
Additional credit loss impairments on securities previously impaired	—	(3,839)	—
Balance at end of period	$(9,815)	$(15,204)	$(1,634)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
Major categories of net investment income are summarized as follows for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)

Interest on fixed maturity investments, available for sale	$1,553,925	$1,416,984	$1,383,005
Interest on fixed maturity investments, trading	2,709	3,692	4,780
Interest on notes receivable from related parties	88,499	117,068	165,254
Dividends on equity securities at fair value	34,202	13,430	339
Interest on mortgage loans	84,534	100,633	118,208
Interest on policy loans	2,767	2,881	3,383
Interest on short-term investments	43,331	7,149	28,272
Investment income on cash equivalents	2,393	9,057	29,361
Income on equity method accounting adjustment	233,655	149,739	7,722
Other	(2,015)	4,445	1,474
Total investment income	2,044,000	1,825,078	1,741,798

Less:
Investment expenses	80,031	68,219	59,205
Ceded to reinsurer	20,204	3,692	4,780
Net investment income	$1,943,765	$1,753,167	$1,677,813
Proceeds from sales of fixed maturity investments available for sale and realized gains and losses are as follows for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)

Proceeds from sales	$2,044,326	$3,712.297	$1,351.162
Gross realized gains	242,534	116,555	12,707
Gross realized losses	5,934	4,446	4,423

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
Net realized/unrealized gains (losses), net of ceded reinsurance gains, consist of the following for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)
Realized gains (losses), available for sale:
Fixed maturity investments	$236,670	$116,695	$(8,491)
Total realized gains (losses), available for sale	236,670	116,695	(8,491)

Realized gains (losses), other invested assets	35,179	(2,548)	54,640

Net realized/unrealized gains (losses), fixed maturity investments,
trading and fair value option	(1,369)	2,476	6,958

Other realized/unrealized gains (losses):
Foreign currency gains (losses)	(47,440)	63,293	19,425
Foreign exchange derivatives	76,338	(45,858)	(21,395)
Equity securities at fair value	91,575	9,920	(2,122)
Embedded derivative, funds withheld reinsurance	(27,900)	(2,664)	(6,863)
Other	36,026	(286)	129
Total other realized/unrealized gains (losses)	128,599	24,405	(10,826)
Net realized/unrealized gains (losses) before ceded reinsurance	399,079	141,028	42,281

Net ceded reinsurance (gains) losses	200	188	(94)
Net realized/unrealized gains (losses) before impairments	399,279	141,216	42,187

Impairments:
OTTI of available for sale securities and other invested assets	(19,465)	(16,165)	—
Total impairments	(19,465)	(16,165)	—

Net realized/unrealized gains (losses)	$379,814	$125,051	$42,187

The Company recognized $69.2 million and $8.3 million of net unrealized gains on equity securities at fair value held at December 31, 2021 and 2020, respectively.
There were no outstanding agreements to sell securities at December 31, 2021.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
At December 31, 2021 and 2020, the Company pledged securities with a market value of approximately $29.4 million and $158.1 million respectively, as collateral in relation to certain institutional products.
At December 31, 2021 and 2020, the Company pledged securities with a market value of approximately $164.2 million and $215.6 million respectively, as collateral in relation to its reinsurance agreements (see Note 10).
At December 31, 2021 and 2020, available for sale bonds with a carrying value of $3.5 million and $3.6 million, respectively, were held in joint custody at various state insurance departments to comply with statutory regulations.
Mortgage Loans
Mortgage loans consist of commercial and residential mortgage loans. The Company evaluates risks inherent in the brick and mortar commercial mortgage loans based on the property’s operational results supporting the loan. The Company also evaluates the risks inherent in its residential mortgage loan portfolio. The carrying amount of the Company’s mortgage loan portfolio was as follows at December 31:

	December 31,
	2021	2020
	(In Thousands)

Commercial mortgage loans	$993,038	$1,228,974
Allowance for credit losses on commercial mortgage loans (1)	(3,700)	(4,496)
Commercial mortgage loans, net of allowances	989,338	1,224,478
Residential mortgage loans	9,562	10,529
Total mortgage loans, net of allowances	$998,900	$1,235,007
(1)The year-over-year change in allowance for credit losses is driven by changes in the composition of the mortgage loan portfolio and is not the result of write-downs or charge offs.

The commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages. The Company acquired $125.2 million and sold $38.5 million commercial mortgage loans during the year ended December 31, 2021. The Company acquired $415.4 million and sold no commercial mortgage loans during the year ended December 31, 2020.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
The commercial mortgage loan portfolio diversification by geographic region (all regions are within the United States, excluding foreign) and specific collateral property type as follows at December 31:

	2021		2020
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(Dollars In Thousands)
Geographic distribution
Pacific	$488,984	49%	$515,140	41%
South Atlantic	222,522	23	309,179	25
Middle Atlantic	143,263	14	188,540	15
West South Central	36,988	4	37,886	3
West North Central	31,382	3	32,297	3
East North Central	30,386	3	44,821	4
Mountain	18,978	2	19,752	2
New England	9,301	1	9,887	1
Foreign	7,534	1	58,158	5
East South Central	—	—	8,818	1
Total	$989,338	100%	$1,224,478	100%

	2021		2020
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(Dollars In Thousands)
Property type distribution
Office	$473,933	48%	$432,898	36%
Hotel/Motel	280,855	28	336,704	27
Retail	106,059	11	128,151	10
Apartments/Multifamily	104,289	11	157,104	13
Industrial	24,202	2	25,170	2
Other	—	—	144,451	12
Total	$989,338	100%	$1,224,478	100%

The Company actively monitors and manages its commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on the National Association of Insurance Commissioners (NAIC) – Risk-Based Capital’s Commercial Mortgage (CM) Rating. As the credit risk for commercial mortgage loans increases, the Company adjusts the CM Rating, per NAIC guidelines, downwards with loans in the

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
category “CM4 and below” having the highest risk for credit loss. CM Ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list.”
Commercial mortgage loans that require more frequent and detailed attention than other loans in the portfolio are identified and placed on an internal “watch list.” Potential criteria that would indicate a possible problem are imbalances in ratios of loan to value or net operating income to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.
The Company’s commercial mortgage loan portfolio, consisting of brick and mortar loans, by internal credit risk model was as follows at December 31:

	2021	2020
	(In Thousands)

CM1	$188,805	$245,097
CM2	107,563	154,740
CM3	558,224	565,238
CM4 and Below	134,746	259,403
	$989,338	$1,224,478

Commercial and residential mortgage loans are placed on non-accrual status if the Company has concerns regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of the borrower or a major tenant, decreased property cash flows for commercial mortgage loans, or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on non-accrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved. At December 31, 2021 there were no commercial mortgage loans on non-accrual status. At December 31, 2020 there was one commercial mortgage loan, with a carrying value of $38.5 million, on non-accrual status. This loan was considered impaired, but a specific loan loss allowance was deemed not necessary.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
Repurchase Agreements
The Company enters into repurchase agreements, whereby the Company borrows cash from a counterparty at an agreed-upon interest rate for an agreed-upon time frame and pledges collateral in the form of securities. At the end of the agreement, the loan amount is repaid by the Company along with the additional agreed-upon interest, and the securities pledged by the Company are released back to the Company. The Company’s policy requires that, at all times during the term of the repurchase agreement, cash or other forms of collateral provided is sufficient to pay the Company’s obligation to the counterparty. The risks associated with the repurchase agreement program are primarily related to declines in the value of the securities pledged for cash, which, if occurred, results in cash needing to be returned to the original purchasing party or additional securities needing to be posted as collateral. The Company has multiple sources of additional liquidity including additional sources of institutional funding, retail funding, contractual cash flows from the asset portfolio, and sales of investment assets. The Company has approved a Liquidity Risk Policy and associated Liquidity Guidelines to manage the aggregate liquidity risk of the Company. The remaining contractual maturity of the repurchase agreements outstanding as of December 31, 2021 was 91 to 180 days. The carrying value of the securities pledged for the repurchase agreements was $73.3 million as of December 31, 2021. The repurchase obligation was $45.7 million as of December 31, 2021, and is included in repurchase agreements on the consolidated balance sheets. The Company had no repurchase agreements outstanding as of December 31, 2020.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities

Following is a discussion of the Company’s interest in entities that meet the definition of a VIE.
Consolidated Variable Interest Entities
Collateralized Financing Entities
The Company invested in notes issued by collateralized financing entities (CFE) for which it was determined to be the primary beneficiary and therefore required to consolidate the CFE. The notes have contractual recourse only to the assets held by the CFE and are entitled to receive payments to the extent that payments are made on the underlying assets.
In consolidating the CFE, the notes were eliminated as an investment while the underlying assets of the CFE were recorded on the consolidated balance sheets as available for sale fixed maturity investments, as well as recording cash and other assets of the CFE. A liability is recorded for other noteholders’ interests in the CFE, which is carried at amortized cost. There is no equity within the CFEs; therefore, the consolidation did not impact the Company's equity balances. If the Company were to liquidate, the assets of the CFE would not be available to its general creditors, and as a result, the Company does not consider those assets available for the benefit of its investors. However, the Company's investment in the notes would be available to its general creditors. Additionally, the other investors in the CFEs have no recourse to the Company’s general assets for the debt issued by the CFEs. Therefore, such debt is not the Company’s obligation.
The total assets of consolidated CFEs were $2,553.0 million and $242.5 million at December 31, 2021 and 2020, respectively. The total liabilities of consolidated CFEs were $195.2 million and $10.9 million at December 31, 2021 and 2020, respectively.
Unconsolidated Variable Interest Entities
The Company does not need to consolidate investments in certain CFEs because it is not the primary beneficiary of the VIE as it does not unilaterally have substantive rights to remove the asset manager or general partner of the CFEs. Alternatively, when the asset manager or general partner is related, a parent of the Company (rather than the Company itself) would be considered the primary beneficiary due to its common control of both the Company and the asset manager or general partner and substantially all of the activities of the VIE are not conducted on behalf of

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

the Company. The total investment in these unconsolidated CFEs were $6,905.5 million and $6,689.7 million at December 31, 2021 and 2020, respectively, which is also the maximum exposure. Substantially all of the investments in unconsolidated CFEs were collateralized loan obligations at December 31, 2021 and 2020.
The Company has a variable interest in a number of joint ventures and partnerships, which were primarily formed for the purpose of purchasing private equity and fixed income securities, for which the Company is not deemed the primary beneficiary as it does not unilaterally have substantive rights to remove the general partner. The Company also has equity method investment in the holding company of a reinsurer that assumes certain liabilities of SBLIC (see Note 10) in which the Company does not have substantive power to control activities that are most significant to the VIE; therefore, the Company is not deemed the primary beneficiary. The Company's carrying amount of its investment in these VIEs reported in other invested assets on the consolidated balance sheets were $1,794.7 million and $961.0 million at December 31, 2021 and 2020, respectively, compared to its maximum exposure to loss of $2,342.7 million and $1,239.9 million at December 31, 2021 and 2020, respectively. The Company's maximum exposure to loss of these VIEs is based on existing investments in, and additional commitments made to, joint ventures and partnerships. Total assets of these unconsolidated entities under the equity method of accounting amounted to $1,794.7 million and $746.0 million at December 31, 2021 and 2020, respectively. The carrying value of unconsolidated investments accounted for under the measurement alternative under ASU 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities was $0 million at December 31, 2021 and 2020.
In the normal course of business, the Company will invest in structured investments including unconsolidated VIEs for which it is not the investment manager. These structured investments typically invest in fixed income investments and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 2 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support to these structures that was not contractually required. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments

The Company’s overall risk management strategy includes the use of derivative financial instruments to minimize certain significant unplanned fluctuations in economic earnings associated with assets held and liabilities incurred or expected to be incurred. The Company’s risk of loss exposure is typically limited to the fair value of the derivative financial instruments and not the notional or contractual amounts of the derivatives.
The Company recognizes all derivative financial instruments, such as swaps, currency forwards, call options and other embedded derivatives, on the consolidated balance sheets at fair value, with appropriate adjustments to fair value reflected in earnings, regardless of the purpose or intent for holding the instrument.
The Company sells fixed index deferred annuity contracts which credit interest based on a percentage of the gain in a specified market index. This index crediting feature is an embedded derivative. Most of the premium received is invested in investment grade fixed income securities, and a portion is used to purchase derivatives consisting of call options, futures, and swaps on the applicable indices to fund the index credits due to the index annuity policyholders. At the end of each indexed annuity's index term, which may be annually, bi-annually, or every five years, the market index used to compute the index credits is reset and a new call option, future, or swap is purchased to fund the next index credit. The Company manages the cost of these purchases through the terms of the fixed index annuities, which permits it to change caps, spreads or participation rates subject to respective guaranteed minimums or maximums at the end of each policy's index term. By adjusting caps, spreads or participation rates, the Company can manage option costs except in cases where contractual features would prevent further modifications. Although the call options, futures, and swaps are designed to be effective hedges from an economic standpoint, the Company has not applied hedge accounting under ASC 815.
The call options are measured at fair value with the mark-to-market generally offsetting the change in the value of the embedded derivative within the product. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to index returns for the current reset period.
The Company has certain variable annuity guaranteed living benefit (GLB) products with GMWB and GMAB features that are embedded derivatives. Certain features of these guarantees have elements of both insurance benefits accounted for under ASC 944-40, Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits, and embedded derivatives

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

accounted for under ASC 815 and ASC 820, Fair Value Measurements (ASC 820). The value of the embedded derivative reserve and the benefit reserve are calculated based on the specific characteristics of each GLB feature.
In addition, the Company is party to coinsurance with funds withheld reinsurance arrangements. Under ASC 815, the Company’s reinsurance agreements contain an embedded derivative that requires bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the creditworthiness of the Company. The embedded derivative in the funds withheld reinsurance arrangement has characteristics similar to a total return swap, as the Company cedes the total return on a designated investment portfolio to the reinsurer. The reinsurer then assumes the risk associated with the interest credited to the policyholders on the policies covered by the agreements, which is relatively fixed. The value of the embedded derivative in the funds withheld reinsurance arrangement is equal to the value of the unrealized gain or loss on the designated investments.
The Company has entered into currency forwards, and had previously on occasion entered into currency swaps, that are contracts in which the Company agrees with other parties to deliver or receive a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company uses currency forwards to reduce market risks related to fluctuations in currency exchange rates with respect to investments or liabilities held and denominated in foreign currencies.
Effective July 1, 2020, the Company has elected hedge accounting under ASC 815 for certain foreign currency denominated available for sale securities (the Hedged Item). The following table presents the balance sheet classification and carrying amount for items designated and qualifying as Hedged Items in fair value hedges as of December 31:

	Carrying Amount of the Hedged Assets
Balance Sheet Line Item	2021	2020
	(In Thousands)
Fixed maturities, available for sale	1,401,129	846,922

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The following table presents the gains and losses on derivatives and the related hedged items in fair value hedges for the year ended December 31:

			Location and Amount of Gain or (Loss) Recognized in Income on Fair Value Hedging Relationship
(In thousands)
			Hedging Derivatives		Hedged Items
Derivatives designated as			Gains (losses) excluded from	Gains (losses) included in
hedging instruments	Hedged Items	Year (3)	Effectiveness Testing (1)(2)	Effectiveness Testing (2)	Gains (losses) (2)
Foreign currency forwards	Fixed maturity	2021	(9,378)	55,484	(55,484)

Foreign currency forwards	Fixed maturity	2020	(6,705)	(61,295)	61,295
(1)Gains (losses) excluded from effectiveness testing includes the forward point on foreign currency forwards. The Company has elected to record changes in estimated fair value of excluded components in earnings.
(2)Gains and losses are reported in the Consolidated Statements of Operations as Net realized/unrealized gains (losses), excluding impairment losses on available for sale securities (foreign currency forwards).
(3)No comparative figures for the year ended December 31, 2019 as the Company's election for fair value hedge accounting became effective on July 1, 2020.
The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposure arising from duration mismatches between assets and liabilities. In an interest rate swap, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional amount.
The fair value of the commission assignment embedded derivative (see Note 1) is determined in accordance with ASC 820. The Company uses the income approach method defined in this standard, as market participants would likely use this approach in arriving at a transaction value.
Notional amounts are used to express the extent of the Company’s involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date. The maximum amount of economic loss due to the credit exposure is limited by the posting of collateral by the counterparties.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The notional amounts and fair value of the Company’s call options, swaps, and currency forwards by counterparty as of December 31 are as follows:

				2021
	Credit Rating		Credit Rating	Notional	Fair Value
Counterparty	(S&P)		(Moody’s)	Amount	Assets	Liabilities
				(In Thousands)

Barclays Bank PLC	A		A1	$2,210,832	$90,092	$169
BNP Paribas	A	+	Aa3	1,950,665	54,569	1
Bank of America, N.A.	A	+	Aa2	996,356	46,691	806
Canadian Imperial Bank of Commerce	A	+	Aa2	1,584,589	100,350	84,404
Citibank, N.A.	A	+	Aa3	2,763,664	132,613	35,306
Goldman Sachs International	A	+	A1	292,339	11,597	—
JPMorgan Chase Bank, N.A.	A	+	Aa2	1,851,124	80,024	2,073
Morgan Stanley & Co International PLC	A	+	Aa3	3,223,086	153,227	2,862
Morgan Stanley Capital Services LLC	A	+	Aa3	1,848,178	136,442	169
Natixis, SA	A		A1	810,429	9,029	10,055
NatWest Markets PLC	A	-	A2	96,847	2,094	384
Royal Bank of Canada	AA	-	A2	206,875	5,287	—
Societe Generale	A		A1	184,782	10,077	—
UBS AG	A	+	Aa3	1,289,526	50,975	—
Exchange Traded/Centrally Cleared	N/A		N/A	5,505,663	117,013	2,976
				$24,814,955	$1,000,080	$139,205

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

				2020
	Credit Rating		Credit Rating	Notional	Fair Value
Counterparty	(S&P)		(Moody’s)	Amount	Assets	Liabilities
				(In Thousands)

Barclays Bank PLC	A		A1	$1,447,288	$58,429	$—
BNP Paribas	A	+	Aa3	2,607,666	66,819	11
Bank of America, N.A.	A	+	Aa2	806,848	22,502	—
Canadian Imperial Bank of Commerce	A	+	Aa2	1,664,711	129,948	123,151
Citibank, N.A.	A	+	Aa3	2,372,913	130,864	65,935
Goldman Sachs International	A	+	A1	209,965	8,189	771
JPMorgan Chase Bank, N.A.	A	+	Aa2	905,461	39,598	—
Merrill Lynch International	A	+	N/A	240,590	4,922	—
Morgan Stanley & Co International PLC	A	+	Aa3	3,107,601	132,920	2,126
Morgan Stanley Capital Services LLC	A	+	Aa3	1,655,927	85,230	—
Natixis, SA	A	+	A1	532,503	3,180	9,184
NatWest Markets PLC	A	-	A3	356,876	625	12,541
Societe Generale	A		A1	194,967	5,054	—
UBS AG	A	+	Aa3	838,211	28,743	—
Exchange Traded	N/A		N/A	2,284,500	71,575	1,410
				$19,226,027	$788,598	$215,129

Collateral posted by counterparties at December 31, 2021 and 2020, applicable to derivative instruments, was $766.4 million and $500.7 million, respectively, and is reflected on the consolidated balance sheets in cash and cash equivalents, unless rehypothecated into other investments. This collateral is restricted as to its use. The obligation to repay the collateral is reflected on the consolidated balance sheets. The Company also maintains a margin account at its clearing broker applicable to exchange traded and cleared derivatives. At December 31, 2021 and 2020, the balance of this account was $80.2 million and $24.3 million, respectively, and is reflected on the consolidated balance sheets in other assets. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. At December 31, 2021 and 2020, non-cash collateral posted by the counterparties under the tri-party arrangements was $0 million and $5.1 million, respectively, which is not reflected on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The estimated fair value of net derivatives after the application of master netting agreements and collateral as of December 31 were as follows:

	2021
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(In Thousands)

Derivative asset	$1,000,080	$(138,180)	$(766,402)	$95,498
Derivative liabilities	139,205	(138,180)	(420)	605

	2020
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(In Thousands)

Derivative asset	$788,598	$(197,209)	$(500,673)	$90,716
Derivative liabilities	215,129	(197,209)	(16,490)	1,430
The gross amount recognized for derivative assets are reported in call options or other invested assets on the consolidated balance sheets. The gross amount recognized for derivative liabilities are reported in other liabilities on the consolidated balance sheets. The gross amounts of derivative assets and liabilities are not netted for presentation on the consolidated balance sheets. The derivative amount represents the amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement. The net amount primarily represents exposure from cleared derivatives.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The fair value of the Company’s derivative financial instruments classified as assets and liabilities on the consolidated balance sheets as of December 31 is as follows:

	Derivative Asset		Derivative Liability
	2021	2020	2021	2020	Balance reported in
	(In Thousands)
Derivatives designated as hedging instruments
under Subtopic 815-20
Currency forwards	$20,542	$—	$42,467	$68,031	Other invested assets and other liabilities

Derivatives not designated as hedging instruments
under Subtopic 815-20
Interest rate swaps and total return swaps	$28,525	$4,315	$2,218	$1,501	Other invested assets and other liabilities
Call options	820,333	630,336	5,910	2,897	Call options and other liabilities
Currency forwards	127,878	153,886	87,375	142,420	Other invested assets and other liabilities
Futures	2,802	61	1,235	280	Other invested assets and other liabilities
Total derivative financial instruments	$1,000,080	$788,598	$139,205	$215,129

Embedded derivatives:
GMWB and GMAB reserves	$—	$—	$9,284	$12,169	Policy reserves and annuity account values
Fixed index annuity contracts	—	—	2,236,850	1,760,729	Policy reserves and annuity account values
Funds withheld liability	—	—	117,520	7,508	Funds withheld liability
Reinsurance contracts	462,687	3,340	—	—	Reinsurance recoverable
Total embedded derivative financial instruments	$462,687	$3,340	$2,363,654	$1,780,406
The following table shows the change in the fair value of the derivative financial instruments, excluding fixed index annuity contracts, in the consolidated statements of operations for the years ended:

	Year Ended December 31,
	2021	2020	2019	Change of fair value reported in
	(In Thousands)
Derivatives:
Call options	$563,483	$88,321	$332,168
Futures	3,188	(1,313)	193
Interest rate swaps and total return swaps	39,164	1,788	26,047
Change in fair value of options, futures and swaps	$605,835	$88,796	$358,408	Change in fair value of options, futures and swaps

Change in currency forwards and swaps designated
for hedging	$46,106	$(68,000)
Change in currency forwards, swaps and other derivatives
not designated for hedging	$65,409	$22,142	$(21.395)
Change in currency forwards and swaps	$111,515	$(45,858)	$(21,395)	Change in net realized/unrealized gains (losses)

Embedded derivatives:
GMWB and GMAB reserves	$(2,885)	$1,306	$1,227	Other benefits
Commission assignment	—	4,948	(1,912)	Other benefits
Funds withheld liability	(27,900)	(2,664)	(6,863)	Change in net realized/unrealized gains (losses)
Total change in embedded derivative financial instruments	$(30,785)	$3,590	$(7,548)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The changes in fair value of fixed index annuity contracts embedded derivative and related benefits is comprised of the following for the years ended:

	Year Ended December 31,
	2021	2020	2019	Change of fair value reported in
	(In Thousands)
				Change in fixed index annuity embedded derivative and related benefits
Fixed index annuities - embedded derivatives	$144,875	$(115,673)	$149,068
Other changes in difference between policy benefit				Change in fixed index annuity embedded derivative and related benefits
reserves computed using derivative accounting vs. long-duration contracts accounting	(284,224)	37,966	(45,142)
	$(139,349)	$(77,707)	$103,926
The amounts presented as “Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting” represents the difference between policy benefit reserve change for fixed index annuities computed under the derivative accounting standard and the long-duration contracts accounting standard, less the change in fair value of our fixed index annuities embedded derivatives that is presented as Level 3 liabilities in Note 14.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Deferred Policy Acquisition Costs
An analysis of the deferred policy acquisition cost asset balance is presented below for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)

Balance at beginning of period	$836,477	$555,029	$421,027
Cost deferred	151,587	446,737	285,188
Imputed interest	18,640	16,590	12,409
Amortized to expense	(211,466)	(178,446)	(129,993)
Effect of unrealized (gains) losses	(15,692)	(3,433)	(33,602)
Balance at end of period	$779,546	$836,477	$555,029

The costs deferred shown above contain the initial ceded deferred policy acquisition costs on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

6. Deferred Sales Inducement Costs
An analysis of the deferred sales inducement costs asset balance is presented below for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)

Balance at beginning of period	$274,749	$207,887	$150,323
Costs deferred	6,350	85,677	75,943
Imputed interest	4,957	4,539	3,649
Amortized to expense	(39,066)	(30,029)	(18,231)
Effect of unrealized (gains) losses	(5,728)	6,675	(3,797)
Balance at end of period	$241,262	$274,749	$207,887

The costs deferred shown above contain the initial ceded deferred sales inducements costs on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

7. Value of Business Acquired
The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)

Balance at beginning of period	$1,165,602	$1,306,341	$1,572,143
Costs deferred	45,437	—	—
Imputed interest	21,212	26,443	32,200
Amortized to expense	(181,884)	(177,682)	(229,612)
Effect of unrealized (gains) losses	(21,290)	10,500	(68,390)
Balance at end of period	$1,029,077	$1,165,602	$1,306,341

The costs deferred shown above contain the initial cost of reinsurance on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.
The remaining weighted average amortization period is 35 years for VOBA. The interest accrual rate utilized to calculate the accretion of interest was 1.88% for the year ended December 31, 2021, 1.99% for the year ended December 31, 2020, and 2.17% for the year ended December 31, 2019.
The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands) for the year ending December 31:

2022	$86,314
2023	83,114
2024	83,271
2025	83,665
2026	79,435

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets

Property and Equipment
The following is a summary of property and equipment at cost less accumulated depreciation as of December 31:

	2021	2020
	(In Thousands)

Land and improvements	$7,279	$7,279
Building	51,784	51,723
Furniture	25	25
Computer software	792	793
	59,880	59,820
Less accumulated depreciation	(11,223)	(8,910)
Net property and equipment	$48,657	$50,910

Accumulated depreciation deducted from investment in real estate amounted to $10.8 million and $8.6 million at December 31, 2021 and 2020, respectively.
Airplane
In February 2013, SAILES acquired an airplane for other investment purposes. SAILES leases the airplane under an operating lease that expires on February 28, 2025. The asset is depreciated on a straight-line method. The estimated productive life of the asset was reduced in 2021, as a change in accounting estimate, from 25 years to 17 years. The asset is included in other invested assets on the consolidated balance sheets.
As a result of the Pandemic, in May 2020, SAILES entered into a Rent Postponement Agreement (the Agreement) with the lessor which reduced lease payments in September, October and November 2020, deferring the remainder of those payments until 2021. In December 2020, normally scheduled lease payments resumed. The deferred lease payments were repaid from January to June 2021 in six installments, together with the normal lease payments. The lessor paid interest on the deferred lease payments together with each installment. The Company determined that the Agreement was not a change in the provisions of the lease. In addition, the Company also amended the management agreement with its lease manager. This amendment allowed the Company to pay certain management fees based on the actual lease amounts

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets (continued)
received from the lessor. The deferred lease payments were satisfactorily paid off in 2021 according the Agreement.
The following is a summary of the asset held at cost less accumulated depreciation as of December 31:

	2021	2020
	(In Thousands)

Airplane	$124,644	$124,644
Less accumulated amortization	(30,185)	(20,299)
Carrying value	$94,459	$104,345
-

The asset is included in other invested assets on the consolidated balance sheets.
Depreciation on the asset for the years ended December 31, 2021, 2020 and 2019 was $9.9 million, $5.2 million and $5.2 million, respectively, and is included in commissions and other operating expenses in the consolidated statements of operations.
Business-Owned Life Insurance
The Company has invested in business-owned life insurance. The investment is carried in other assets on the consolidated balance sheets at net policy value of $23.8 million and $23.2 million at December 31, 2021 and 2020, respectively, with the change in net policy value recorded in other revenue of $0.6 million, $1.0 million, and $0.5 million for the years ended December 31, 2021, 2020, and 2019, respectively.
Company-Owned Life Insurance
The Company has invested in company-owned life insurance. The investment is carried in other assets at net policy value of $52.3 million and $43.6 million at December 31, 2021 and 2020, respectively, with the change in net policy value recorded as a decrease in other benefits of $8.7 million, $7.7 million and $5.8 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss)
The components of other comprehensive income (loss) are as follows:

	Pretax	Tax	After-Tax
	(In Thousands)
Other comprehensive income (loss) for the year ended December 31, 2019:
Unrealized gains (losses) on available for sale securities	$457,623	$(96,101)	$361,522
Foreign exchange adjustments on available for sale and equity method investments	20,297	(4,262)	16,035
Reclassification adjustment for (gains) losses included in net income	8,491	(1,783)	6,708
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(105,789)	22,216	(83,573)
Policy reserves and annuity account values	(128,124)	26,906	(101,218)
Total other comprehensive income (loss) for the year ended December 31, 2019	$252,498	$(53,024)	$199,474

Other comprehensive income (loss) for the year ended December 31, 2020
Unrealized gains (losses) on available for sale securities	$109,099	$(22,911)	$86,188
Foreign exchange adjustments on available for sale and equity method investments	(7,558)	1,587	(5,971)
Reclassification adjustment for (gains) losses included in net income	(116,695)	24,506	(92,189)
OTTI losses recognized in earnings and other comprehensive income (loss)	16,165	(3,395)	12,770
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	13,742	(2,886)	10,856
Policy reserves and annuity account values	77,035	(16,177)	60,858
Total other comprehensive income (loss) for the year ended December 31, 2020	$91,788	$(19,276)	$72,512

Other comprehensive income (loss) for the year ended December 31, 2021:
Unrealized gains (losses) on available for sale securities	$497,066	$(104,384)	$392,682
Foreign exchange adjustments on available for sale and equity method investments	(10,219)	2,146	(8,073)
Reclassification adjustment for (gains) losses included in net income	(236,670)	49,702	(186,968)
OTTI losses recognized in earnings and other comprehensive income (loss)	19,465	(4,088)	15,377
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(42,710)	8,968	(33,742)
Policy reserves and annuity account values	(62,826)	13,193	(49,633)
Total other comprehensive income (loss) for the year ended December 31, 2021	$164,106	$(34,463)	$129,643

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss) (continued)
Accumulated Other Comprehensive Income

	Foreign Exchange Adjustment	Unrealized Gains (Losses) on Available for Sale Securities	Total Other Comprehensive Income (Loss)
	(In Thousands)

Accumulated other comprehensive income (loss) at January 1, 2019	$(2,691)	$(158,524)	$(161,215)

Other comprehensive income (loss) before reclassifications	16,035	176,731	192,766
Amounts reclassified from accumulated other comprehensive income (loss)(1)	–	6,708	6,708
Accumulated other comprehensive income (loss) at December 31, 2019	13,344	24,915	38,259

Other comprehensive income (loss) before reclassifications	(5,971)	157,902	151,931
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	(79,419)	(79,419)
Accumulated other comprehensive income (loss) at December 31, 2020	7,373	103,398	110,771

Other comprehensive income (loss) before reclassifications	(8,073)	309,307	301,234
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	(171,591)	(171,591)
Accumulated other comprehensive income (loss) at December 31, 2021	$(700)	$241,114	$240,414

(1)The amounts reclassified from accumulated other comprehensive income (loss) for unrealized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) and income tax expense in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance
Principal reinsurance assumed transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)
Reinsurance assumed:
Premiums received	$13,391	$12,964	$11,607
Commissions paid	$1,104	$2,309	$2,215
Claims paid	$11,221	$6,424	$7,488
Surrenders paid	$61,596	$56,183	$64,173

Principal reinsurance ceded transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)
Reinsurance ceded:
Premiums paid	$166,444	$39,386	$44,816
Commissions received	$13,371	$1,418	$2,459
Claim recoveries	$69,925	$63,382	$66,067
Surrenders recovered	$114,401	$112,016	$175,895

At December 31, 2021 and 2020, the Company had reinsurance recoverable receivables totaling $7,023.3 million and $1,784.5 million, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers.
The increase in reinsurance recoverable is related to SBLIC entering into a coinsurance with funds withheld reinsurance agreement to cede certain fixed annuity and fixed index annuity liabilities to SkyRidge Re Limited (SkyRidge Re), an insurance company licensed in Bermuda in November 2021. The liabilities subject to the agreement are (i) liabilities on policies in-force as of November 30, 2021 and (ii) liabilities on policies as they are written through 2023. The amount ceded to SkyRidge Re at closing was $4.8 billion. The policies reinsured by SkyRidge Re represented reserves of $4.9 billion as of December 31, 2021.
The SkyRidge Re reinsurance agreement was the primary driver of the increase in the value of the Company's funds withheld and held liability. As of December 31, 2021 and 2020, the value of the Company’s funds withheld and held liability under all its reinsurance agreements was $5,686.6 million and $357.4 million, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance (continued)

As of December 31, 2021 and 2020, the Company had $1,010.4 million and $1,062.6 million, respectively, of reserves that were uncollateralized by the assuming reinsurer.
In December 2021, the Company entered into an agreement with National Guardian Life Insurance Company (“NGL”) under which the Company reinsured blocks of life and annuity policies from NGL. The policies reinsured by the Company represented reserves of approximately $379.2 million. The transaction had an effective date of December 31, 2021.
Life insurance in force ceded at December 31, 2021 and 2020 was $1,897.2 million and $1,983.6 million, respectively. Life reserves ceded at December 31, 2021 and 2020 was $575.8 million and $571.3 million, respectively.
Through its consolidated captive reinsurance subsidiary, the Company entered into an excess of loss reinsurance agreement with a third party US based reinsurance company. This excess of loss agreement covers fixed index annuities with a GLWB that are issued in 2018 through the first half of 2022. Under this excess of loss agreement, if those annuity holders continue to make lifetime withdrawals beyond certain dollar thresholds within the excess of loss coverage period (22-24 years from the issue date of each contract cohort), the third party reinsurance company will reimburse the Company for those benefit payments. The Company did not reduce any policy or annuity reserve liability as a result of this excess of loss agreement.
11. Insurance Liabilities
The major components of policy reserves and annuity account values on the consolidated balance sheets are summarized as follows as of December 31:

	2021	2020
	(In Thousands)
Policy reserves and annuity account values
Investment-type insurance contract liabilities:
Liabilities for individual annuities	$28,530,815	$30,992,594
Liabilities for group annuities	525,779	567,795
Funding agreements	968,993	511,438
Other investment-type insurance contract liabilities	2,064	1,711
Total investment-type insurance contract liabilities	30,027,651	32,073,538
Life and other reserves	7,217,279	1,832,072
Total policy reserves and annuity account values	$37,244,930	$33,905,610

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

General account funding agreements
The Company has issued general account funding agreements of $969.0 million and $511.4 million at December 31, 2021 and 2020, respectively, which are classified as investment-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts.
In May 2021, SBLIC established a $2.0 billion program for a trust, Security Benefit Global Funding, to periodically issue funding agreement-backed notes (FABNs). Security Benefit Global Funding is not an affiliate or related party of the Company. These notes are backed by funding agreements issued by SBLIC to the trust. In May 2021, the trust issued its first series (2021-1), 1.250% Fixed Rate Notes in the principal amount of $500.0 million, due 2024. The funding agreement liability had a carrying amount of $500.8 million at December 31, 2021 which is included in policy reserves and annuity account values on the consolidated balance sheets.
The remaining $468.2 million of general account funding agreements have call provisions that give the holder of the funding agreements the right to require the funding agreement be redeemed by the Company if certain adverse conditions occur.
Separate account funding agreements
The Company issued separate account funding agreements to certain related parties whereby the contract holders elect to invest in various investment options offered under the policy. As of December 31, 2021 and 2020, separate account investments funded through these agreements were $1,897.7 million and $1,866.5 million, respectively, and are reported in separate account assets and liabilities on the consolidated balance sheets. Investment income and gains or losses arising from the investments in the separate account funding agreements accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues to the Company from the separate account funding agreements consist primarily of administrative fees assessed at the time the funding agreement was issued.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The following is a summary of the account values and net amount at risk, net of reinsurance, for fixed index annuity contracts with GMDB invested in the general account as of December 31:

	2021			2020
	Account Value	Net Amount	Weighted-Average Attained Age	Account Value	Net Amount	Weighted- Average Attained Age
		at Risk			at Risk
	(Dollars in Millions)

Rollup GMDB	$563	$215	77	$607	$202	76

The determination of the value of the GLWB and GMDB guarantees on fixed index annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves for the GLWB and GMDB guarantees on the fixed index annuity contract holders.
As of December 31, 2021 and 2020, the reserve liability for the GLWB guarantee on fixed index annuities was $2,867.4 million and $2,383.6 million, respectively, and the reserve liability for the GMDB guarantee on fixed index annuities was $42.4 million and $37.5 million, respectively. These reserve liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:

	2021			2020
	Account Value	Net Amount at Risk	Weighted-Average Attained Age	Account Value	Net Amount at Risk	Weighted-Average Attained Age
	(Dollars in Millions)
Return of premium	$1,534	$10	66	$1,409	$11	66
Reset	167	—	61	153	—	60
Roll-up	111	37	73	110	43	72
Step-up	4,205	28	69	3,905	31	69
Combo	86	11	76	88	13	75
Subtotal	6,103	86	68	5,665	98	68

Enhanced	4	—	71	4	—	71
Total GMDB	$6,107	$86	68	$5,669	$98	68

The determination of the value of the GMDB and GMIB guarantees on variable annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves and embedded derivatives for GMDB, GMIB, GMWB, and GMAB guarantees it provides for the benefit of variable annuity contract holders. The reserve liability for GMDBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2021 and 2020 was $10.0 million and $12.1 million, respectively. The reserve liability for GMIBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2021 and 2020 was $16.9 million and $19.2 million, respectively. The embedded derivative for GMWBs and GMABs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2021 and 2020 was $6.5 million and $8.8 million, respectively. These liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The components of index credits and interest credited to account balances are summarized as follows for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)

Index credits	$649,132	$300,965	$344,145
Interest credited to account balances	272,571	294,246	295,309
	$921,703	$595,211	$639,454

12. Income Taxes
The Company is included in a consolidated Non-Life/Life federal income tax return filed by SBC. The Company is no longer subject to U.S. federal and state examinations by tax authorities for the years before 2014. The Internal Revenue Service is currently examining the Company’s federal tax returns for tax years 2014 through 2018.
Under a tax sharing agreement between SBC and certain of its related parties, SBC allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. Through the tax sharing agreement with SBC, the Company had a receivable from SBC of $30.5 million and $41.5 million at December 31, 2021 and 2020, respectively, for taxes, which is included in other liabilities/assets on the consolidated balance sheets.
The Company's subsidiary, SARC, has a separate tax sharing agreement with SBC. Under the separate tax sharing agreement, SARC's losses are benefited only to the extent SARC could otherwise utilize the losses on a stand-alone basis.
The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.
As of December 31, 2021 and 2020, the Company had no gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses in the consolidated statements of operations. The

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

Company recorded no interest expense for unrecognized tax benefits for the years ended December 31, 2021, 2020 and 2019.
Income tax expense consists of the following for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)

Current income tax expense	$149,969	$119,148	$189,661
Deferred income tax (benefit) expense	127,657	(2,638)	(59,679)
Income tax expense	$277,626	$116,510	$129,982

From a tax return perspective, the Company has $151.6 million of net operating loss carryforwards (NOLs) subject to Internal Revenue Code Section 382 (Section 382). Under Section 382, the Company’s use of these NOLs is limited to $12.0 million per year.

The Company's deferred tax asset position includes $529.6 million of federal net operating loss carryforwards. The entire NOL is related to SARC losses.

The Company had no NOLs in 2021 for any states in which it is required to file an income tax return.

The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)

Federal income tax expense computed at statutory rate	$283,629	$123,127	$132,748
Increases (decreases) in taxes resulting from:
Dividends received deduction	(4,856)	(2,534)	(2,257)
Prior period adjustments	2,066	(1,022)	2,577
Tax exempt interest	(348)	(336)	(154)
Other	(2,865)	(2,725)	(2,932)
Income tax expense	$277,626	$116,510	$129,982
“Other” in the above table includes state income taxes, nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

Net deferred income tax assets and liabilities consist of the following as of December 31:

	2021	2020
	(In Thousands)

Deferred income tax assets:
Future policy benefits	$439,329	$412,444
Credit carryover	8,666	8,666
Rider fee	11,532	10,948
Net operating loss carryforward	111,213	115,112
Other	42,242	30,605
Total deferred income tax assets	612,982	577,775

Deferred income tax liabilities:
Net unrealized gain on derivatives	29,068	78,453
Deferred policy acquisition costs and deferred sales
inducements	239,503	202,215
Net unrealized capital gain on investments	71,181	14,557
Investments	206,339	8,477
Value of business acquired	208,705	242,571
Depreciation	26,044	28,190
Other	2,461	11,512
Total deferred income tax liabilities	783,301	585,975
Net deferred income tax assets (liabilities)	$(170,319)	$(8,200)
The oldest credit carryover will expire in 2029 and relates to general business credits.
The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. The Company did not record a valuation allowance on deferred tax assets as of December 31, 2021 and 2020.
13. Goodwill
As of December 31, 2021 and 2020, the Company had a carrying value of goodwill of $96.9 million. Impairment of goodwill is evaluated annually for SBLIC. As a result of the December 31, 2021 and 2020 annual impairment test, the Company determined that the carrying value of goodwill did not exceed the fair value of SBLIC; therefore, no amounts were impaired.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements
Fair Value Hierarchy
In accordance with ASC 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:
Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-based valuation techniques for which significant assumptions are observable in the market, and option pricing models using inputs observable in the market.
Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
Determination of Fair Value
Under ASC 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC 820.
Cash equivalents
Cash equivalents include highly liquid securities with an original maturity of 90 days or less and money market accounts. The cash equivalents based on quoted market prices are included in Level 1 assets. When quoted prices are not available, the Company utilizes an independent pricing service, and includes those cash equivalents in Level 2 assets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
Fixed maturity investments
The fair values of fixed maturity securities in an active and orderly market are largely determined by utilizing third party pricing services. The Company has regular interactions with pricing services and its investment advisors to understand the pricing methodologies used and to confirm the prices are utilizing observable inputs. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry and economic events. Fixed maturity investments with fair values obtained from pricing services, applicable market indices, or internal models with substantially observable inputs are included in Level 2.
The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing unobservable relevant inputs if the Company is not able to utilize observable inputs. These assets are included in Level 3.
Equity securities
Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2.
Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.
Short-term investments
Fair values of short-term investments are determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such investments. These assets are included in Levels 2 or 3, depending on the observability of the inputs.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
Call options, currency forwards, swaps, and futures
Certain fair values of call options are valued with models that use market observable inputs, which are included in Level 2. Currency forwards with fair values obtained from pricing services with substantially observable inputs are included in Level 2. Swaps with fair values obtained from counterparties with substantially observable inputs are included in Level 2. Futures, swaps, and call options with fair values obtained from unadjusted quoted prices for identical instruments traded in active markets are included in Level 1.
Other derivatives
Certain other derivatives are valued with models that use inputs which are unobservable in the market and are included in Level 3.
Separate account assets
Separate account assets include equity securities, investments in notes receivable and investments in partnerships. The fair value of the equity securities within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1. The fair value of the investments in private notes within the separate accounts was determined using internal pricing models using inputs unobservable in the market. The fair value for partnerships within the separate accounts was determined through the use of an external third party pricing specialist through the use of the market approach, income approach, and underlying assets approach. The investments in private notes and partnerships are reflected in Level 3.
Embedded derivatives - reinsurance contracts
The fair value of the embedded derivatives - reinsurance contracts is estimated based on the fair value of the assets supporting the funds withheld reinsurance liability under the coinsurance funds withheld arrangement or based on the fair value of the investment contract guarantee embedded derivative. These assets/liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
Embedded derivatives – GMWB and GMAB reserves
The Company records guarantees for variable annuity contracts containing guaranteed riders for GMABs and GMWBs as derivative instruments. The fair value of the obligation is calculated based on unobservable inputs with actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced using stochastic techniques under a variety of market returns scenarios and other assumptions. These liabilities are included in Level 3.
Embedded derivatives – funds withheld liability
The Company estimates the fair value of the embedded derivative based on the change in the fair value of the assets supporting the funds withheld liability under the coinsurance funds withheld agreement. This liability is included in Level 3.
Embedded derivatives – fixed index annuity contracts
Fair values of the Company’s embedded derivative component of the fixed index annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company’s best estimate assumptions for future policy growth and future policy decrements. The Company’s best estimate assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values. These liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
One of the Company’s fixed index annuity products has an embedded derivative feature that returns GLWB rider charges in excess of index credits over a five year period.  The guarantee is reset on each fifth policy anniversary while in the accumulation phase.  The fair value of the policy’s embedded derivative is determined using the mean present value of a risk-neutral stochastic projection of the account value.  Discount rates are projected risk-free rates plus the Company’s own credit spread margin. These liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
Assets and Liabilities Measured and Reported at Fair Value
The following table presents categories measured at fair value on a recurring basis:

	December 31, 2021
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$30,499	$30,499	$—	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	58,834	—	58,834	—
Obligations of government-sponsored enterprises	172,553	—	172,553	—
Corporate	16,172,983	—	3,137,517	13,035,466
Municipal obligations	44,229	—	34,763	9,466
Commercial mortgage-backed	76,544	—	72,388	4,156
Residential mortgage-backed	8,454	—	8,454	—
Collateralized debt obligations	7,683	—	7,683	—
Collateralized loan obligations	12,486,541	—	9,285,076	3,201,465
Redeemable preferred stock	283,386	—	25,000	258,386
Other asset backed	2,591,763	—	856,409	1,735,354
Total fixed maturity investments	31,902,970	—	13,658,677	18,244,293
Equity securities:
Consumer	355,749	307,162	163	48,424
Mutual funds	4,610	4,610	—	—
Preferred stocks	278,758	—	20,319	258,439
Total equity securities	639,117	311,772	20,482	306,863

Short-term investments	452,537	—	426,197	26,340
Call options	820,333	74,486	745,847	—
Currency forwards and swaps	148,420	—	148,420	—
Interest rate swaps and total return swaps	28,525	22,754	5,771	—
Futures	2,802	2,802	—	—
Other derivatives	61,113	—	—	61,113
Embedded derivatives - reinsurance contracts	462,687	—	—	462,687
Separate account assets	5,707,444	3,809,744	—	1,897,700
Total assets	$40,256,447	$4,252,057	$15,005,394	$20,998,996

Liabilities:
Call options	$5,910	$2,090	$3,820	$—
Currency forwards and swaps	129,842	—	129,842	—
Interest rate swaps and total return swaps	2,218	1,739	479	—
Futures	1,235	1,235	—	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	9,284	—	—	9,284
Funds withheld liability	117,520	—	—	117,520
Fixed index annuity contracts	2,236,850	—	—	2,236,850
Total liabilities	$2,502,859	$5,064	$134,141	$2,363,654

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	December 31, 2020
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$33,920	$32,669	$1,251	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	104,526	—	104,526	—
Obligations of government-sponsored enterprises	245,141	—	245,141	—
Corporate	12,621,163	—	1,947,614	10,673,549
Obligations of foreign governments	36	—	36	—
Municipal obligations	89,483	—	79,692	9,791
Commercial mortgage-backed	126,120	—	119,766	6,354
Residential mortgage-backed	10,772	—	10,772	—
Collateralized debt obligations	7,464	—	7,464	—
Collateralized loan obligations	12,515,669	—	11,533,991	981,678
Redeemable preferred stock	371,215	—	1,811	369,404
Other asset backed	3,114,825	—	1,109,518	2,005,307
Total fixed maturity investments	29,206,414	—	15,160,331	14,046,083
Equity securities:
Consumer	94,621	69,120	25,000	501
Mutual funds	4,395	4,395	—	—
Preferred stocks	248,699	—	43,978	204,721
Total equity securities	347,715	73,515	68,978	205,222

Short-term investments	5,346	—	—	5,346
Call options	630,336	69,725	560,611	—
Currency forwards and swaps	153,886	—	153,886	—
Interest rate swaps and total return swaps	4,314	1,791	2,523	—
Futures	61	61	—	—
Embedded derivatives - reinsurance contracts	3,340	—	—	3,340
Separate account assets	5,370,332	3,503,832	—	1,866,500
Total assets	$35,755,664	$3,681,593	$15,947,580	$16,126,491

Liabilities:
Call options	$2,897	$—	$2,897	$—
Currency forwards and swaps	210,451	—	210,451	—
Interest rate swaps and total return swaps	1,501	1,130	371	—
Futures	280	280	—	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	12,169	—	—	12,169
Funds withheld liability	7,508	—	—	7,508
Fixed index annuity contracts	1,760,729	—	—	1,760,729
Total liabilities	$1,995,535	$1,410	$213,719	$1,780,406

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
Changes in Level 3 Fair Value Measurements
The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2021 is as follows:

		Total Realized/Unrealized
		Gains and Losses
	Balance at January 1, 2021	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2021	Change in Unrealized Gains (losses) in Net Income for Positions Still Held	Change in Unrealized Gains (losses) in Other Comprehensive Income for Positions Still Held
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$10,673,549	$(16,969)	$6,987	$2,045,111	$326,788	$13,035,466	$(193)	$26,562
Municipal obligations	9,791	—	(182)	(143)	—	9,466	—	(182)
Commercial mortgage-backed	6,354	12	(186)	(2,752)	728	4,156	—	(225)
Collateralized loan obligations	981,678	(57)	2,581	1,371,096	846,167	3,201,465	—	355
Redeemable preferred stock	369,404	(703)	24,685	(135,000)	—	258,386	—	19,629
Other asset backed	2,005,307	(1,599)	37,684	(301,347)	(4,691)	1,735,354	—	(5,000)
Total fixed maturity investments	14,046,083	(19,316)	71,569	2,976,965	1,168,992	18,244,293	(193)	41,139

Equity securities:
Consumer	501	21,655	—	1,268	25,000	48,424	7,563	—
Preferred stock	204,721	34,018	—	—	19,700	258,439	34,018	—
Total equity securities	205,222	55,673	—	1,268	44,700	306,863	41,581	—

Short-term investments	5,346	—	584	20,410	—	26,340	—	530
Other derivatives	—	35,177	—	25,936	—	61,113	35,177	—
Embedded derivatives -
reinsurance contracts	3,340	(1,030)	—	460,377	—	462,687	—	—
Separate account assets(2)	1,866,500	31,200	—	—	—	1,897,700	—	—
Total assets	$16,126,491	$101,704	$72,153	$3,484,956	$1,213,692	$20,998,996	$76,565	$41,669

Liabilities:
Derivatives and embedded
derivatives:
GMWB and GMAB reserves	$12,169	$(2,885)	$—	$—	$—	$9,284	$—	$—
Funds withheld liability	7,508	27,900	—	82,112	—	117,520	—	—
Fixed index annuity contracts	1,760,729	144,416	—	331,705	—	2,236,850	—	—
Total liabilities	$1,780,406	$169,431	$—	$413,817	$—	$2,363,654	$—	$—
(1) Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2) Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3) Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
The details of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2021 is as follows:

	Purchases	Issuances	Sales	Settlements	Net
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$7,553,488	$210,171	$5,127,485	$591,063	$2,045,111
Municipal obligations	—	—	—	143	(143)
Commercial mortgage-backed	—	—	—	2,752	(2,752)
Residential mortgage-backed	—	—	—	—	—
Collateralized loan obligations	2,531,382	—	14,504	1,145,782	1,371,096
Other asset backed	38,483	4,287	39,207	304,910	(301,347)
Redeemable preferred stock	89,745	—	224,745	—	(135,000)
Total fixed maturity investments	10,213,098	214,458	5,405,941	2,044,650	2,976,965

Equity securities:
Consumer	26,268	—	25,000	—	1,268
Preferred stock	204,400	—	204,400	—	—
Total equity securities	230,668	—	229,400	—	1,268

Short-term investments	26,121	58	—	5,769	20,410
Other derivatives	—	25,936	—	—	25,936
Embedded derivatives - reinsurance contracts	—	460,604	—	227	460,377
Separate account assets	—	—	—	—	—
Total assets	$10,469,887	$701,056	$5,635,341	$2,050,646	$3,484,956

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$383,059	$—	$51,354	$331,705
Funds withheld liability	—	82,112	—	—	82,112
Total liabilities	$—	$465,171	$—	$51,354	$413,817

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2020 is as follows:

		Total Realized/Unrealized
		Gains and Losses
	Balance at January 1, 2020	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2020	Change in Unrealized Gains (losses) in Net Income for Positions Still Held	Change in Unrealized Gains (losses) in Other Comprehensive Income for Positions Still Held
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$7,532,836	$(29,821)	$36,161	$1,352,701	$1,781,672	$10,673,549	$92	$109,024
Municipal obligations	—	—	(37)	9,828	—	9,791	—	(37)
Commercial mortgage-backed	3,234	1	130	2,989	—	6,354	—	130
Residential mortgage-backed	4,801	—	—	(4,801)	—	—	—	—
Collateralized loan obligations	1,259,434	1,537	(1,395)	245,435	(523,333)	981,678	—	(1,395)
Redeemable preferred stock	91,550	1	(22,147)	300,000	—	369,404		(22,147)
Other asset backed	1,574,079	2,322	(70,205)	(71,559)	570,670	2,005,307	—	(56,554)
Total fixed maturity investments	10,465,934	(25,960)	(57,493)	1,834,593	1,829,009	14,046,083	92	29,021

Equity securities:
Consumer	—	501	—	—	—	501	501	—
Preferred stock	—	(15,279)	—	—	220,000	204,721	(15,279)	—
Total equity securities	—	(14,778)	—	—	220,000	205,222	(14,778)	—

Short-term investments	2,275	—	(54)	3,125	—	5,346	—	(54)
Embedded derivatives -
reinsurance contracts	3,326	14	—	—	—	3,340	—
Commission assignment
derivative asset	17,669	(17,669)	—	—	—	—	—	—
Separate account assets(2)	2,059,600	170,300	—	(363,400)	—	1,866,500	—	—
Total assets	$12,548,804	$111,907	$(57,547)	$1,474,318	$2,049,009	$16,126,491	$(14,686)	$28,967
Liabilities:
Derivatives and embedded derivatives:
GMWB and GMAB reserves	$10,863	$1,306	$—	$—	$—	$12,169	$—	$—
Funds withheld liability	4,844	2,664	—	—	—	7,508	—	—
Fixed index annuity contracts	1,469,361	(115,672)	—	407,040	—	1,760,729	—	—
Total liabilities	$1,485,068	$(111,702)	$—	$407,040	$—	$1,780,406	$—	$—

(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)
Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
The detail of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2020 is as follows:

	Purchases	Issuances	Sales	Settlements	Net
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$4,096,927	$173,994	$2,260,393	$657,827	$1,352,701
Municipal obligations	10,026	—	—	198	9,828
Commercial mortgage-backed	5,241	—	—	2,252	2,989
Residential mortgage-backed	—	—	4,801	—	(4,801)
Collateralized loan obligations	877,665	—	11,431	620,799	245,435
Other asset backed	80,070	—	—	151,629	(71,559)
Redeemable preferred stock	300,000	—	—	—	300,000
Total fixed maturity investments	5,369,929	173,994	2,276,625	1,432,705	1,834,593

Short-term investments	48,469	—	—	45,344	3,125
Separate account assets	—	—	—	363,400	(363,400)
Total assets	$5,418,398	$173,994	$2,276,625	$1,841,449	$1,474,318

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$451,122	$—	$44,082	$407,040
Total liabilities	$—	$451,122	$—	$44,082	$407,040

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
Transfers
Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2021 are as follows:

	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$326,788	$—
Municipal obligations	—	—
Commercial mortgage-backed	1,079	(351)
Collateralized loan obligations	846,167	—
Other asset backed	45,000	(49,691)
Total fixed maturity investments	$1,219,034	$(50,042)
Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2020 are as follows:

	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2	Transfer out of Measurement Alternative into Level 3
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$1,781,672	$—	$—
Collateralized loan obligations	959	(524,292)	—
Other asset backed	571,663	(993)	—
Total fixed maturity investments	$2,354,294	$(525,285)	$—

Equity securities:
Preferred stock	$—	$—	$220,000
The majority of the assets transferred into Level 3 during 2021 and 2020 was due to the inability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques. The majority of assets transferred out of Level 3 during 2021 and 2020 was due to the ability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
Quantitative Information about Level 3 Fair Value Measurements
The following table provides quantitative information about the significant unobservable inputs used for fair value measurements categorized within Level 3, excluding assets and liabilities for which significant unobservable inputs primarily consist of those valued using broker quotes.

	As of December 31, 2021
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average](4)
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$10,705,191	Discount Model	Credit Spread	69 - 1836 [347] basis points (bps)
	103,333		Discount Rate	3.26% - 10.50% [4.54%]
	16,496		Weighted Average Cost of Capital	6.75%
	1,642		Yield	3.40%
	1,146,903	Waterfall	Cashflows
	828,731	Spread Duration	Credit Spread	254 - 767 [377] bps
	1,166	Market Comparables	Broadcast cash flow (BCF) multiple	6.62x
Municipal obligations	9,466	Discount Model	Credit Spread	413 bps
Collateralized loan obligations	48,956	Discount Model	Discount Rate	3.00% - 10.00% [7.32%]
	446	Residual Equity	Residual Equity
Redeemable preferred stock	105,485	Market Comparables	Price/Book Multiple	1.25x
Other asset backed	1,036,376	Discount Model	Credit Spread	206 - 1278 [336] bps
	492,299		Market Yield	2.79% - 9.25% [4.43%]
	28,400		Discount Rate	1.76%
	19,947	Spread Duration	Credit Spread	116 bps
Total fixed maturity investments	14,544,837

Short-Term investments	19,204	Discount Model	Credit Spread	236 - 485 [329] bps
	1,166	Spread Duration	Credit Spread	767 bps
Equity securities:
Common stock - Financial	38,685	Market Comparables	Price/Adjusted Funds from Operations Average Cap Rate	19.14x 4.80%
Preferred stock	20,520	Discount Model	Credit Spread	458 bps
Total equity securities	59,205

Embedded derivatives - reinsurance contracts	462,687	See Note (1)
Separate account assets	1,897,700	Revenue Multiples	Projected Revenues	6.5x
		Discounted Cash Flow	Discount Rate	70 - 800 [475] bps
		See Note (3)
Total assets	$17,447,486	See Note (2)

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$9,284	Discounted Cash Flow	Own credit spread	1.35%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Funds withheld liability	117,520	See Note (1)
Fixed index annuity contracts	2,236,850	Discounted Cash Flow	Own credit spread	1.35%
			Risk margin	0.11% - 0.17%
Total liabilities	$2,363,654

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	As of December 31, 2020
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average](4)
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$8,316,819	Discount Model	Credit Spread	35 - 1470 [391] basis points (bps)
	210,594		Discount Rate	2.55% - 10.50% [4.59%]
	15,984		Weighted Average Cost of Capital	7.00%
	1,014,588	Spread Duration	Credit Spread	202 - 728 [421] bps
	1,146	Market Comparables	Broadcast cash flow (BCF) multiple	6.22x
	1,063,291	Waterfall	Cashflows
Municipal obligations	9,791	Discount Model	Credit Spread	380 bps
Collateralized loan obligations	158,691	Discount Model	Discount Rate	2.40% - 10.25% [4.04%]
	7,119	Residual Equity	Residual Equity
Redeemable preferred stock	300,088	Discount Model	Discount Rate	1.50%
	69,316	Market Comparables	Price/Book Multiple	0.93x
Other asset backed	1,056,929	Discount Model	Credit Spread	49 - 1795 [431] bps
	495,019		Market Yield	5.33%
	3,891		Discount Rate	2.04% - 9.00% [5.47%]
	19,905	Spread Duration	Credit Spread	123 bps
Total fixed maturity investments	12,743,171

Short-Term investments	5,346	Discount Model	Discount Rate	7.50
Equity securities:
Preferred stock	204,721	Discount Model	Credit Spread	6.21%
Total equity securities	204,721

Embedded derivatives - reinsurance contracts	3,340	See Note (1)
Separate account assets	1,866,500	Revenue Multiples	Projected Revenues	6.5x
		Discounted Cash Flow	Discount Rate	70 - 800 [475] bps
		See Note (3)
Total assets	$14,823,078	See Note (2)

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$12,169	Discounted Cash Flow	Own credit spread	1.58%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Funds withheld liability	7,508	See Note (1)
Fixed index annuity contracts	1,760,729	Discounted Cash Flow	Own credit spread	1.35%
			Risk margin	0.11% - 0.17%
Total liabilities	$1,780,406
(1)Equal to the net unrealized gains or losses on the underlying assets held in trust to support the funds withheld liability and the fair value of the investment guarantee embedded derivative.
(2)The tables above exclude certain securities for which the fair value of $4,014.2 million and $1,481.0 million as of December 31, 2021 and 2020, respectively, was based on non-binding broker quotes.
(3)Separate account investments in partnerships for which the fair value as of December 31, 2021 and 2020 was determined through a third party valuation of the fair value of the underlying investments.
(4)Unobservable inputs were weighted by the relative fair value of the instruments.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, the Company may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.
Increases or decreases in assumed lapse and mortality rates could cause the fair value of the commission assignment embedded derivative to significantly decrease or increase, respectively.
Increases or decreases in market volatilities could cause significant increases or decreases, respectively, in the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivative. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals.
Increases or decreases in risk free rates could cause the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivatives to significantly decrease or increase, respectively. Increases or decreases in the Company’s credit risk, which impacts the rates used to discount future cash flows, could significantly decrease or increase, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.
Increases or decreases in market volatilities of the underlying assets supporting the funds withheld liability could cause significant increases or decreases, respectively, in the fair value of the embedded derivatives.
Measurement Alternative for Measuring Equity Investments
The Company accounts for certain equity investments without readily determinable fair values under the measurement alternative. The carrying value of equity investments accounted for under the measurement alternative was $0 million and $215.7 million at December 31, 2021 and 2020, respectively. There were no impairments or adjustments to the carrying value for the years ended December 31, 2021 and 2020.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)
Financial Instruments Not Reported at Fair Value
The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value are as follows:

	December 31, 2021
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$998,900	$1,026,022	$—	$—	$1,026,022
Notes receivable from related parties	2,834,303	2,834,303	—	2,605,228	229,075
Policy loans	68,386	68,455	—	—	68,455
Business-owned life insurance	23,845	23,845	—	—	23,845
Company-owned life insurance	52,324	52,324	—	—	52,324
Supplementary contracts without life
contingencies	(181,501)	(182,098)	—	—	(182,098)
Individual and group annuities	(8,579,990)	(8,717,364)	—	—	(8,717,364)
Debt from consolidated VIEs	(192,429)	(375,522)	—	—	(375,522)
Surplus notes	(116,379)	(146,639)	—	—	(146,639)
Mortgage debt	(2,087)	(2,087)	—	—	(2,087)
Separate account liabilities	(5,707,444)	(5,892,007)	(3,994,307)	—	(1,897,700)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	December 31, 2020
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$1,235,007	$1,279,706	$—	$272,000	$1,007,706
Notes receivable from related parties	1,364,160	1,364,160	—	943,260	420,900
Policy loans	68,431	68,509	—	—	68,509
Business-owned life insurance	23,204	23,204	—	—	23,204
Company-owned life insurance	43,556	43,556	—	—	43,556
Supplementary contracts without life
contingencies	(64,592)	(68,629)	—	—	(68,629)
Individual and group annuities	(8,052,611)	(8,296,688)	—	—	(8,296,688)
Debt from consolidated VIEs	(8,836)	(8,120)	—	—	(8,120)
Surplus notes	(117,337)	(110,116)	—	—	(110,116)
Mortgage debt	(6,078)	(6,078)	—	—	(6,078)
Separate account liabilities	(5,370,332)	(5,370,332)	(3,503,832)	—	(1,866,500)

15. Commitments and Contingencies
In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $548.0 million, of which $9.8 million is with related parties, as of December 31, 2021, as required by the general partner. The Company had committed up to $3,744.0 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2021, of which $675.5 million is with related parties or securitizations in which related parties act as collateral managers.
In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $279.0 million, of which $64.1 million is with related parties, as of December 31, 2020, as required by the general partner. The Company had committed up to $2,618.7 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2020, of which $798.6 million is with related parties or securitizations in which related parties act as collateral managers.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

Other legal and regulatory matters: The Company is party to legal and arbitral proceedings, subject to complaints, and the like in the ordinary course of business, is periodically examined by its regulators in the ordinary course of business, and may discuss certain matters with its regulators that come up during such examinations or otherwise. Management currently does not believe that any litigation, arbitration, complaint or other such matter to which it is party, or that any actions by its regulators with respect to any such examinations or matters under discussion with them, will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition.
16. Debt
Line of credit
At December 31, 2021, the Company has access to a $156.2 million line of credit facility from the Federal Home Loan Bank of Topeka (FHLB). Overnight borrowings in connection with this line of credit bear interest at 0.19% over the Federal Funds rate (0.07% at December 31, 2021). The Company had no borrowings under this line of credit at December 31, 2021 and 2020. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities and commercial mortgage loans, not already pledged as collateral under existing contracts as of December 31, 2021.
Surplus notes
The Company has outstanding surplus notes with a carrying value of $116.4 million and $117.3 million at December 31, 2021 and 2020, respectively. The surplus notes consist of $100.0 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Commissioner of the Kansas Insurance Department (the Kansas Commissioner) and only out of surplus funds that the Kansas Commissioner determines to be available for such payment under the Kansas Insurance Code.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Debt (continued)

Interest expense as presented in the consolidated statements of operations consisted of the following for the years ended:

	Year Ended December 31,
	2021	2020	2019
	(In Thousands)
Debt/notes payable:
Surplus note interest	$6,492	$6,543	$6,591
Debt from consolidated VIE interest	2,088	39,715	54,287
Notes payable related to commission
assignments interest	—	356	1,233
Note payable - SAILES 2, LLC interest	14	14	14
Mortgage debt interest	(166)	65	282
Total debt/notes payable interest	8,428	46,693	62,407
Repurchase agreement interest	241	—	1,973
Other interest	523	1,958	9,842
Total	$9,192	$48,651	$74,222

17. Related-Party Transactions
There are numerous transactions between the Company and entities related to the Company. Following are those the Company considers material (0.5% of assets for investment related transactions) that are not otherwise discussed (see Notes 1, 2 and 10).
The Company reported amounts receivable from parent, subsidiaries and related parties of $2.3 million and $2.6 million at December 31, 2021 and 2020. The Company reported amounts payable to parent, subsidiaries and related parties of $22.1 million and $24.7 million at December 31, 2021 and 2020, respectively. Inter-company transactions regularly occur in the normal course of business and are normally settled within 30 days.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

As of December 31, 2021 and 2020, the Company had the following investments in related parties with interest rates ranging from 2.0% to 8.0% and maturity dates ranging from February 2022 through December 2022. These investments are included in notes receivable from related parties on the consolidated balance sheets and are typically fully collateralized by assets of the debtor:

	December 31,
	2021	2020
	(In Thousands)

Chain Bridge Opportunistic Funding
Holdings, LLC	$642,000	$302,000
Chesney Park, LLC	—	229,000
Dawn Acres II, LLC	—	146,000
Dawn Acres III, LLC	263,000	84,000
Dawn Acres IV, LLC	239,000	—
Free State Funding, LLC	—	100,000
Holliday Park, LLC	265,000	93,000
Nicodemus Place, LLC	221,000	—
Triple8, LLC	—	16,000
Weary Blues Holdings, LLC	515,000	—
Other	689,303	394,160
	$2,834,303	$1,364,160

As of December 31, 2021 and 2020, the Company had investments in commercial and residential mortgage loans with related parties in the amount of $456.7 million and $551.7 million, respectively.
As of December 31, 2021 and 2020, the Company had investments in joint ventures and partnerships of $1,794.7 million and $746.0 million, respectively, accounted for under the equity method pursuant to ASC 970-323-25-6. As such, these investments are considered to be with related parties. The Company also had investments in joint ventures and partnerships with related parties held under the measurement alternative of $0.0 million and $215.7 million as of December 31, 2021 and 2020. These investments are included in other invested assets on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

Effective November 30, 2021, the Company entered into a coinsurance with funds withheld reinsurance agreement to cede certain fixed annuity and FIA liabilities to SkyRidge Re (see Note 10). The Company also entered into an investment management agreement with SkyRidge Re to manage the investments of SkyRidge.
As of December 31, 2021 and 2020, the Company had the following individually material investments in securitizations in which related parties act as collateral managers. The repayment of these investments is provided by unrelated party assets and the Company does not have recourse to the related collateral manager in the case of non-performance on the unrelated assets. These investments are included in fixed maturity investments available for sale and short-term investments on the consolidated balance sheets.

	December 31,
	2021	2020
	(In Thousands)
Cedar Crest, LLC	$322,165	$623,656
Cedar Crest 2021-1, LLC	772,041	—
Cedar Crest 2021-2, LLC	797,910	—
CBAM 2017-1, LTD	187,739	237,936
CBAM 2017-2, LTD	202,952	330,595
CBAM 2017-3, LTD	181,376	280,053
CBAM 2017-4, LTD	267,974	277,413
CBAM 2018-5, LTD	237,825	246,171
CBAM 2018-6, LTD	212,985	257,443
CBAM 2018-7, LTD	188,764	198,030
Gage Park, LLC	177,725	640,290
SCF Realty Capital Master Trust	—	66,832
Shawnee 1892, LLC	229,618	814,600
Shawnee 2021-1, LLC	767,178	—
Other	1,462,320	1,745,230

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

As of December 31, 2021 and 2020, the Company had the following individually material investments in other related parties. These investments are included in fixed maturity investments available for sale on the consolidated balance sheets:

	December 31,
	2021	2020
	(In Thousands)

700 Edgewater Development, LLC	$209,689	$—
American Media & Entertainment	193,903	204,384
American Media Productions, LLC	400,000	400,000
Arch Portfolio Trust, LLC	204,000	238,000
Banner Creek Bridge, LLC	160,000	379,724
BH Luxury Residences, LLC	512,186	457,045
Bruce Park Portfolio Trust, LLC	208,000	—
Cain International, LLC	1,262,529	1,083,541
Canon Portfolio Trust, LLC	200,996	262,996
CBAM CLO Management, LLC	144,584	265,005
CI FCL Funding 2 PLC	262,999	214,184
Collins Park, LLC	199,506	264,437
DCP Rights, LLC	490,087	495,019
Eldridge Equipment Finance, LLC	181,834	174,413
GEC Finance, LLC	210,000	—
Kennedy-Wilson Holdings, LLC	237,919	—
LAISAH, LLC	458,906	458,906
Mason Portfolio Trust, LLC	138,000	239,000
Mayfair Portfolio Trust, LLC	217,000	215,000
Mirror Media IP Holdings, LLC	293,950	295,450
Oakridge Portfolio Trust, LLC	203,000	—
Oasis BH, LLC	335,480	308,943
Oneida Portfolio Trust, LLC	—	165,000
Original Narrative Library, LLC	211,569	208,650
Palmer Portfolio Trust	239,000	258,000
PD Holdings, LLC	210,000	265,000
Pinecrest Portfolio Trust, LLC	240,000	—
Potwin Place, LLC	210,000	—
Putnam Asset Holdings, LLC	240,000	261,000
Quinton Heights, LLC	210,000	147,000
Ridge Media Holdings, LLC	210,000	256,900
Steamboat Portfolio Trust, LLC	157,000	254,000
Three L Finance Holdings, LLC	201,850	226,224
Valence Media Partners, LLC	232,365	—
Vista Portfolio Trust, LLC	240,000	—
Wanamaker Portfolio Trust, LLC	239,000	265,000
Other	3,339,574	1,298,470

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

Pursuant to an agreement effective January 1, 2017 (as amended effective November 1, 2020), the Company paid $125.5 million, $108.3 million and $100.2 million for the years ended December 31, 2021, 2020 and 2019, respectively, to Eldridge Business Services, LLC for providing investment services and business development services related to investment strategy, asset origination, developing new and differentiated products, enhancing existing or developing new marketing and distribution strategies, and assisting in capital planning and rating agency support.
The Company invests in CLOs managed by CBAM and Maranon Capital, L.P. The Company also invests in warehouses for CLOs and loan and mezzanine investment funds managed by related parties. The manager of the CLO is entitled to senior, subordinated and incentive management fees payable by the CLO issuer; in some cases, the manager of the warehouse entity is entitled to management fees payable by the warehouse entity and the manager of the fund is entitled to fees. The Company is not directly liable for such fees, but, insofar as the Company directly or indirectly owns any portion of the most subordinate or “equity” tranche of a CLO or a warehouse entity or investment in a fund, the Company may be considered to bear the portion of such fees indirectly. The aggregate of such portions of such fees borne by the Company indirectly for periods in which any such manager was a related party were $53.7 million and $49.0 million for the years ended December 31, 2021 and 2020, respectively.
The Company received $23.4 million, $21.1 million and $20.4 million for the years ended December 31, 2021, 2020 and 2019, respectively, from related parties for distribution support fees based on asset values. These fees are included in other revenues in the consolidated statements of operations.
The Company paid fees of $188.6 million, $169.5 million and $147.4 million for the years ended December 31, 2021, 2020 and 2019, respectively, to SBBS for providing management and administrative services.
The Company paid fees of $22.1 million, $20.3 million and $17.7 million for the years ended December 31, 2021, 2020 and 2019, respectively, to SE2, LLC (a subsidiary of SBC), and various other related parties for providing management and administrative services. These fees are included in commissions and other operating expenses in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

The Company paid interest of $0.0 million, $62.9 million and $40.0 million for the years ended December 31, 2021, 2020 and 2019, respectively, to related parties on VIE debt and other loans with related parties.
In December 2021, the Company completed a transaction involving related parties to dispose of investments in certain CFEs with a fair value of $324.5 million at the transaction date. As a result, the Company recognized realized gains of $150.4 million, as well as an increase in VIE Debt of $183.3 million. As part of this transaction, the Company issued collateral loan investments to Brookville Industries, LLC and Meadowlark Funding, LLC, both related parties.
In December 2019, the Company completed a transaction involving related parties to dispose of investments in CFEs with a fair value of $1,027.1 million at the transaction date, resulting in deconsolidation of the CFEs. As part of this transaction, the Company issued a collateral loan investment to a related party (PD Holdings, LLC) and received both related (American Media Productions, LLC) and unrelated party bonds.
As of December 31, 2018, the Company held a short-term promissory loan of $421.4 million at a rate of 7.90% with a related party (LAISAH, LLC). During 2019 the related party refinanced this debt into a long-term bond, which the Company now holds, in the amount of $458.9 million at a rate of 7.375%.
During the fourth quarter of 2019, the Company reacquired from Shamrock Valley LLC, one of the two commercial mortgage loans sold in the prior year, as well as an additional bond in an unrelated issuer. The total carrying value of these investments was $273.3 million as of the year ended December 31, 2019. In addition, the Company assumed a delayed draw real estate loan contingency as part of the transaction. The total contingency amount was $60.4 million as of the year ended December 31, 2019 and is reported in Note 15.
The Company received $200.0 million and $580.4 million in capital contributions from SBLH during 2021 and 2020, respectively. The Company paid $0.0 million and $63.3 million in dividends to SBLH during 2021 and 2020, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements

The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department (the Department) and the Vermont Department of Financial Regulation, as applicable. Kansas and Vermont have adopted the National Association of Insurance Commissioners’ accounting practices and procedures manual of statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Kansas Commissioner and the Vermont Commissioner have the right to prescribe or permit other specific practices that may deviate from NAIC SAP. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.
Effective July 1, 2019, the State of Kansas adopted a statute for eligible derivative assets that differ from NAIC SAP which allows the Company, to the extent the hedging program is and continues to be economically effective, to report the eligible derivative assets at amortized cost. Eligible derivative assets consist of call and put options used to hedge the fixed index annuity index credits. In addition, under NAIC SAP, the corresponding reserve liabilities that are hedged by the call and put options are calculated under Actuarial Guideline (AG) 35, whereas the statute allows the reserves to assume the market value of the eligible derivative assets associated with the current interest crediting periods to be zero. At the conclusion of each interest crediting period, interest credited is reflected in reserves as realized.
Effective January 1, 2020, the Kansas Commissioner approved the Company changing its reserving valuation basis for fixed index annuities using AG43 to AG33 and permitted the Company to recognize the reserve impact over 2020 and 2021.
From 2011 through the first quarter of 2014, the Company had commission assignment arrangements in place with respect to certain of its FIAs (“Commission Assignment”). Under these arrangements, the Company assigned to third-parties, the obligation to pay commission on such policies, and paid such third-parties a level commission over time, but only if the policy was in force at the policy anniversary. The last of the Company’s Commission Assignment level payment obligations will end in early 2024. The Company had not recorded a liability for future amounts paid under its Commission Assignments as the “obligating events” (premium payments and policy persistency) had not yet occurred. Effective December 31, 2021, the NAIC revised its interpretation of SSAP No. 71 stating that when a commission is prepaid by another party, commission expenses must be recognized immediately for all future commission liabilities. The

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

implementation of this interpretation requires the recognition of any unpaid Commission Assignment liabilities, plus interest, with the corresponding adjustment being reflected in reduction to surplus as a change in accounting principle. The Company sought, and received, from the Kansas Insurance Department a permitted practice to permit it to delay recording an initial Commission Assignment liability from December 31, 2021 through September 30, 2022.
The consolidated impact of these practices on SBLIC statutory surplus, including the impact of income taxes, was to increase statutory surplus by $33.8 million and $132.0 million as of December 31, 2021 and 2020, respectively. The consolidated impact of these practices on statutory net income, including the impact of income taxes, was to increase statutory net income by $96.6 million and decrease statutory income by $44.6 million for the years ended December 31, 2021 and 2020, respectively.
Redundant statutory reserves relating to GLWB benefits on FIA contracts were ceded by SBLIC to SARC, an SBLIC subsidiary, in the amount of $521.4 million and $518.5 million as of December 31, 2021 and 2020, respectively. The assumed reserves on SARC were supported by an excess of loss receivable asset permitted by the Vermont Department of Financial Regulation.
SBLIC total adjusted capital, including surplus notes (see Note 16), was $5,557.7 million and $4,154.2 million at December 31, 2021 and 2020, respectively. Statutory net income of the insurance operations was $987.8 million, $426.3 million, and $216.5 million for the years ended December 31, 2021, 2020, and 2019, respectively.
Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by state law. The NAIC SAP has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.
The Company may not, without notice to the Kansas Commissioner and (A) the expiration of 30 days without disapproval by the Kansas Commissioner or (B) the Kansas Commissioner’s earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. Any dividends paid must be paid from unassigned surplus.
SD is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SD computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital (greater of $25,000 or 6 2/3% of aggregated indebtedness) and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to related parties, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.
At December 31, 2021, SD had net capital of $45.5 million, which was $41.7 million in excess of its required net capital of $3.8 million. SD claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SD’s ratio of aggregate indebtedness to net capital was 1.25 to 1 at December 31, 2021.
19. Subsequent Events
Subsequent events have been evaluated through April 26, 2022, which is the date the financial statements were issued.
In February 2022, the Company received a $200.0 million capital contribution from its parent, SBLH.

Exhibits and Financial Statement Schedules

Security Benefit Life Insurance Company and Subsidiaries

Exhibits and Financial Statement Schedules
Years Ended December 31, 2021, 2020 and 2019

Report of Independent Auditors

The Board of Directors
Security Benefit Life Insurance Company
We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company) as of December 31, 2021 and 2020, for each of the three years in the period ended December 31, 2021, and have issued our report thereon dated April 26, 2022 (included elsewhere in this Registration Statement). Our audits of the consolidated financial statements included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s schedules based on our audits.
In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the consolidated financial statements.

/s/ Ernst & Young LLP

Kansas City, Missouri
April 26, 2022

Security Benefit Life Insurance Company and Subsidiaries

Schedule I - Summary of Investments
Other Than Investments in Related Parties

As of December 31, 2021

	December 31, 2021
	Cost adjusted for related party	Value adjusted for related party	Amount at which shown in the balance sheet adjusted for related party
Securities available for sale:	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$56,742	$58,834	$58,834
Obligations of government-sponsored
enterprises	166,850	172,553	172,553
Corporate	4,190,461	4,332,065	4,332,065
Foreign governments	—	—	—
Municipal obligations	38,678	44,229	44,229
Commercial mortgage-backed	73,278	76,544	76,544
Residential mortgage-backed	8,342	8,454	8,454
Collateralized debt obligations	6,475	7,683	7,683
Collateralized loan obligations	6,747,329	6,750,666	6,750,666
Redeemable preferred stock	113,673	130,485	130,485
Other asset backed	1,852,977	1,851,262	1,851,262
Total fixed maturity investments	$13,254,805	$13,432,775	$13,432,775

Equity securities:
Consumer	$308,092	$347,685	$347,685
Mutual funds	5,225	4,610	4,610
Preferred stocks	39,094	40,839	40,839
Total equity securities	$352,411	$393,134	$393,134

Securities Fair Value Option:
Fixed maturities	$53,403	$58,442	$58,442

Mortgage loans	540,096	567,919	538,237
Cash and cash equivalents	789,317	789,317	789,317
Short-term investments	257,841	257,886	257,886
Call options	820,333	820,333	820,333
Other invested assets	280,956	280,956	280,956
	$16,349,162	$16,600,762	$16,571,080

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule III - Supplementary Insurance Information

As of December 31, 2021 and 2020

	Deferred policy acquisition cost	Future policy benefits, losses, claims and loss expenses	Unearned premiums	Other policy claims and benefits payable
	(In Thousands)
As of December 31, 2021:
Life insurance	$779,546	$34,308,258	$—	$2,936,672
As of December 31, 2020:
Life insurance	836,477	31,453,322	—	2,452,288

	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses
	(In Thousands)
As of December 31, 2021:
Life insurance	$235,928	$1,943,765	$1,195,704	$192,826	$405,445
As of December 31, 2020:
Life insurance	223,572	1,753,167	1,046,899	161,856	373,631

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule IV - Reinsurance
Years Ended December 31, 2021, 2020 and 2019

	December 31, 2021
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$1,903,739	$1,897,225	$84,672	$91,186	93%
Premiums:
Life insurance	18,763	18,763	2,772	2,772	100
Annuity	4,368,317	147,680	10,616	4,231,253	0
Accident and Health Insurance	—	—	2	2	—
Total premiums	$4,387,080	$166,443	$13,390	$4,234,027	0%

	December 31, 2020
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$1,989,403	$1,983,608	$80,412	$86,207	93%
Premiums:
Life insurance	19,797	19,797	3,049	3,049	100
Annuity	4,481,273	19,588	9,914	4,471,599	0
Total premiums	$4,501,070	$39,385	$12,963	$4,474,648	0%

	December 31, 2019
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$2,088,844	$2,083,502	$74,096	$79,438	93%
Premiums:
Life insurance	20,973	20,973	3,387	3,387	100
Annuity	2,795,596	23,842	8,220	2,779,974	—
Accident and Health Insurance	—	—	1	1	100
Total premiums	$2,816,569	$44,815	$11,608	$2,783,362	—%

FINANCIAL STATEMENTS

SBL Variable Annuity Account XIV

Year Ended December 31, 2021

With Report of Independent Registered Public Accounting Firm

SBL Variable Annuity Account XIV

Financial Statements

Year Ended December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of SBL Variable Annuity Account XIV

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of each of the subaccounts listed in the Appendix that comprise SBL Variable Annuity Account XIV (the Separate Account), as of December 31, 2021 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 2000.

Kansas City, Missouri

April 26, 2022

1

Appendix

Subaccounts comprising SBL Variable Annuity Account XIV

Subaccounts	Statements of operations and changes in net assets
7Twelve Balanced Portfolio	For each of the two years in the period ended December 31, 2021
AB VPS Dynamic Asset Allocation	For each of the two years in the period ended December 31, 2021
AB VPS Global Thematic Growth	For each of the two years in the period ended December 31, 2021
AB VPS Growth and Income	For each of the two years in the period ended December 31, 2021
AB VPS Small/Mid Cap Value	For each of the two years in the period ended December 31, 2021
AFIS Capital World Growth and Income	For each of the two years in the period ended December 31, 2021
AFIS U.S. Government Securities	For each of the two years in the period ended December 31, 2021
AFIS Washington Mutual Investors	For each of the two years in the period ended December 31, 2021
Alger Capital Appreciation	For each of the two years in the period ended December 31, 2021
Alger Large Cap Growth	For each of the two years in the period ended December 31, 2021
Allspring Growth	For each of the two years in the period ended December 31, 2021
Allspring International Equity VT	For each of the two years in the period ended December 31, 2021
Allspring Large Cap Core	For each of the two years in the period ended December 31, 2021
Allspring Omega Growth VT	For each of the two years in the period ended December 31, 2021
Allspring Opportunity	For each of the two years in the period ended December 31, 2021
Allspring Opportunity VT	For each of the two years in the period ended December 31, 2021
Allspring Small Company Value	For each of the two years in the period ended December 31, 2021
ALPS/Alerian Energy Infrastructure	For each of the two years in the period ended December 31, 2021
American Century Diversified Bond	For each of the two years in the period ended December 31, 2021
American Century Equity Income	For each of the two years in the period ended December 31, 2021
American Century Heritage	For each of the two years in the period ended December 31, 2021

2

Subaccounts	Statements of operations and changes in net assets
American Century International Bond	For each of the two years in the period ended December 31, 2021
American Century International Growth	For each of the two years in the period ended December 31, 2021
American Century Select	For each of the two years in the period ended December 31, 2021
American Century Strategic Allocation: Aggressive	For each of the two years in the period ended December 31, 2021
American Century Strategic Allocation: Conservative	For each of the two years in the period ended December 31, 2021
American Century Strategic Allocation: Moderate	For each of the two years in the period ended December 31, 2021
American Century Ultra®	For each of the two years in the period ended December 31, 2021
American Century VP Disciplined Core Value	For each of the two years in the period ended December 31, 2021
American Century VP Inflation Protection	For each of the two years in the period ended December 31, 2021
American Century VP International	For each of the two years in the period ended December 31, 2021
American Century VP Mid Cap Value	For each of the two years in the period ended December 31, 2021
American Century VP Ultra®	For each of the two years in the period ended December 31, 2021
American Century VP Value	For each of the two years in the period ended December 31, 2021
American Funds IS® Asset Allocation	For each of the two years in the period ended December 31, 2021
American Funds IS® Capital World Bond	For each of the two years in the period ended December 31, 2021
American Funds IS® Global Growth	For each of the two years in the period ended December 31, 2021
American Funds IS® Global Small Capitalization	For each of the two years in the period ended December 31, 2021
American Funds IS® Growth	For each of the two years in the period ended December 31, 2021
American Funds IS® Growth-Income	For each of the two years in the period ended December 31, 2021
American Funds IS® International	For each of the two years in the period ended December 31, 2021
American Funds IS® International Growth and Income	For each of the two years in the period ended December 31, 2021
American Funds IS® Mortgage	For each of the two years in the period ended December 31, 2021
American Funds IS® New World	For each of the two years in the period ended December 31, 2021
AMG River Road Mid Cap Value	For each of the two years in the period ended December 31, 2021

3

Subaccounts	Statements of operations and changes in net assets
Ariel®	For each of the two years in the period ended December 31, 2021
Baron Asset	For each of the two years in the period ended December 31, 2021
BlackRock Advantage Large Cap Core V.I.	For each of the two years in the period ended December 31, 2021
BlackRock Advantage Small Cap Growth	For each of the two years in the period ended December 31, 2021
BlackRock Basic Value V.I.	For each of the two years in the period ended December 31, 2021
BlackRock Capital Appreciation V.I.	For each of the two years in the period ended December 31, 2021
BlackRock Equity Dividend	For each of the two years in the period ended December 31, 2021
BlackRock Equity Dividend V.I.	For each of the two years in the period ended December 31, 2021
BlackRock Global Allocation	For each of the two years in the period ended December 31, 2021
BlackRock Global Allocation V.I.	For each of the two years in the period ended December 31, 2021
BlackRock High Yield V.I.	For each of the two years in the period ended December 31, 2021
BlackRock International Dividend	For each of the two years in the period ended December 31, 2021
BlackRock Large Cap Focus Growth V.I.	For each of the two years in the period ended December 31, 2021
BNY Mellon Appreciation	For each of the two years in the period ended December 31, 2021
BNY Mellon Dynamic Value	For each of the two years in the period ended December 31, 2021
BNY Mellon IP MidCap Stock	For each of the two years in the period ended December 31, 2021
BNY Mellon IP Small Cap Stock Index	For each of the two years in the period ended December 31, 2021
BNY Mellon IP Technology Growth	For each of the two years in the period ended December 31, 2021
BNY Mellon Opportunistic Midcap Value	For each of the two years in the period ended December 31, 2021
BNY Mellon Stock Index	For each of the two years in the period ended December 31, 2021
BNY Mellon VIF Appreciation	For each of the two years in the period ended December 31, 2021
Calamos® Growth	For each of the two years in the period ended December 31, 2021
Calamos® Growth and Income	For each of the two years in the period ended December 31, 2021
Calamos® High Income Opportunities	For each of the two years in the period ended December 31, 2021

4

Subaccounts	Statements of operations and changes in net assets
ClearBridge Small Cap Growth	For each of the two years in the period ended December 31, 2021
ClearBridge Variable Aggressive Growth	For each of the two years in the period ended December 31, 2021
ClearBridge Variable Small Cap Growth	For each of the two years in the period ended December 31, 2021
Delaware Ivy Asset Strategy	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Asset Strategy	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Balanced	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Core Equity	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Energy	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Global Bond	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Global Equity Income	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Global Growth	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Growth	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP High Income	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP International Core Equity	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Limited-Term Bond	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Mid Cap Growth	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Natural Resources	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Science And Technology	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Securian Real Estate Securities	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Small Cap Growth	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Smid Cap Core	For each of the two years in the period ended December 31, 2021
Delaware Ivy VIP Value	For each of the two years in the period ended December 31, 2021
Dimensional VA Equity Allocation	For each of the two years in the period ended December 31, 2021
Dimensional VA Global Bond Portfolio	For each of the two years in the period ended December 31, 2021

5

Subaccounts	Statements of operations and changes in net assets
Dimensional VA Global Moderate Allocation	For each of the two years in the period ended December 31, 2021
Dimensional VA International Small Portfolio	For each of the two years in the period ended December 31, 2021
Dimensional VA International Value Portfolio	For each of the two years in the period ended December 31, 2021
Dimensional VA Short-Term Fixed Portfolio	For each of the two years in the period ended December 31, 2021
Dimensional VA U.S. Large Value Portfolio	For each of the two years in the period ended December 31, 2021
Dimensional VA U.S. Targeted Value Portfolio	For each of the two years in the period ended December 31, 2021
DWS Capital Growth VIP	For each of the two years in the period ended December 31, 2021
DWS Core Equity VIP	For each of the two years in the period ended December 31, 2021
DWS CROCI® U.S. VIP	For each of the two years in the period ended December 31, 2021
DWS Global Small Cap VIP	For each of the two years in the period ended December 31, 2021
DWS High Income VIP	For each of the two years in the period ended December 31, 2021
DWS International Growth VIP	For each of the two years in the period ended December 31, 2021
DWS Small Mid Cap Value VIP	For each of the two years in the period ended December 31, 2021
Eaton Vance VT Floating-Rate Income	For each of the two years in the period ended December 31, 2021
Federated Hermes Corporate Bond	For each of the two years in the period ended December 31, 2021
Federated Hermes Fund for U.S. Government Securities II	For each of the two years in the period ended December 31, 2021
Federated Hermes High Income Bond II	For each of the two years in the period ended December 31, 2021
Fidelity® Advisor Dividend Growth	For each of the two years in the period ended December 31, 2021
Fidelity® Advisor International Capital Appreciation	For each of the two years in the period ended December 31, 2021
Fidelity® Advisor Leveraged Company Stock	For each of the two years in the period ended December 31, 2021
Fidelity® Advisor New Insights	For each of the two years in the period ended December 31, 2021
Fidelity® Advisor Real Estate	For each of the two years in the period ended December 31, 2021
Fidelity® Advisor Stock Selector Mid Cap	For each of the two years in the period ended December 31, 2021
Fidelity® Advisor Value Strategies	For each of the two years in the period ended December 31, 2021

6

Subaccounts	Statements of operations and changes in net assets
Fidelity® VIP Balanced	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Contrafund	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Disciplined Small Cap	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Emerging Markets	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Equity-Income	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Growth & Income	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Growth Opportunities	For each of the two years in the period ended December 31, 2021
Fidelity® VIP High Income	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Index 500	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Investment Grade Bond	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Mid Cap	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Overseas	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Real Estate	For each of the two years in the period ended December 31, 2021
Fidelity® VIP Strategic Income	For each of the two years in the period ended December 31, 2021
Franklin Allocation VIP Fund	For each of the two years in the period ended December 31, 2021
Franklin DynaTech VIP	For each of the two years in the period ended December 31, 2021
Franklin Growth and Income VIP Fund	For each of the two years in the period ended December 31, 2021
Franklin Income VIP Fund	For each of the two years in the period ended December 31, 2021
Franklin Large Cap Growth VIP Fund	For each of the two years in the period ended December 31, 2021
Franklin Mutual Global Discovery VIP Fund	For each of the two years in the period ended December 31, 2021
Franklin Mutual Shares VIP Fund	For each of the two years in the period ended December 31, 2021
Franklin Rising Dividends VIP Fund	For each of the two years in the period ended December 31, 2021
Franklin Small Cap Value VIP Fund	For each of the two years in the period ended December 31, 2021
Franklin Small-Mid Cap Growth VIP Fund	For each of the two years in the period ended December 31, 2021

7

Subaccounts	Statements of operations and changes in net assets
Franklin Strategic Income VIP Fund	For each of the two years in the period ended December 31, 2021
Franklin U.S. Government Securities VIP Fund	For each of the two years in the period ended December 31, 2021
Goldman Sachs Emerging Markets Equity	For each of the two years in the period ended December 31, 2021
Goldman Sachs Government Income	For each of the two years in the period ended December 31, 2021
Goldman Sachs VIT Growth Opportunities	For each of the two years in the period ended December 31, 2021
Goldman Sachs VIT High Quality Floating Rate	For each of the two years in the period ended December 31, 2021
Goldman Sachs VIT International Equity Insights	For each of the two years in the period ended December 31, 2021
Goldman Sachs VIT Large Cap Value	For each of the two years in the period ended December 31, 2021
Goldman Sachs VIT Mid Cap Value	For each of the two years in the period ended December 31, 2021
Goldman Sachs VIT Small Cap Equity Insights	For each of the two years in the period ended December 31, 2021
Goldman Sachs VIT Strategic Growth	For each of the two years in the period ended December 31, 2021
Guggenheim Alpha Opportunity	For each of the two years in the period ended December 31, 2021
Guggenheim Core Bond	For each of the two years in the period ended December 31, 2021
Guggenheim Floating Rate Strategies	For each of the two years in the period ended December 31, 2021
Guggenheim High Yield	For each of the two years in the period ended December 31, 2021
Guggenheim Large Cap Value	For each of the two years in the period ended December 31, 2021
Guggenheim Long Short Equity	For each of the two years in the period ended December 31, 2021
Guggenheim Macro Opportunities	For each of the two years in the period ended December 31, 2021
Guggenheim Multi-Hedge Strategies	For each of the two years in the period ended December 31, 2021
Guggenheim Small Cap Value	For each of the two years in the period ended December 31, 2021
Guggenheim SMid Cap Value	For each of the two years in the period ended December 31, 2021
Guggenheim StylePlus Large Core	For each of the two years in the period ended December 31, 2021
Guggenheim StylePlus Mid Growth	For each of the two years in the period ended December 31, 2021
Guggenheim Total Return Bond	For each of the two years in the period ended December 31, 2021

8

Subaccounts	Statements of operations and changes in net assets
Guggenheim VIF All Cap Value	For each of the two years in the period ended December 31, 2021
Guggenheim VIF Alpha Opportunity	For each of the two years in the period ended December 31, 2021
Guggenheim VIF Floating Rate Strategies	For each of the two years in the period ended December 31, 2021
Guggenheim VIF Global Managed Futures Strategy	For each of the two years in the period ended December 31, 2021
Guggenheim VIF High Yield	For each of the two years in the period ended December 31, 2021
Guggenheim VIF Large Cap Value	For each of the two years in the period ended December 31, 2021
Guggenheim VIF Long Short Equity	For each of the two years in the period ended December 31, 2021
Guggenheim VIF Managed Asset Allocation	For each of the two years in the period ended December 31, 2021
Guggenheim VIF Multi-Hedge Strategies	For each of the two years in the period ended December 31, 2021
Guggenheim VIF Small Cap Value	For each of the two years in the period ended December 31, 2021
Guggenheim VIF SMid Cap Value	For each of the two years in the period ended December 31, 2021
Guggenheim VIF StylePlus Large Core	For each of the two years in the period ended December 31, 2021
Guggenheim VIF StylePlus Large Growth	For each of the two years in the period ended December 31, 2021
Guggenheim VIF StylePlus Mid Growth	For each of the two years in the period ended December 31, 2021
Guggenheim VIF StylePlus Small Growth	For each of the two years in the period ended December 31, 2021
Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2021
Guggenheim VIF World Equity Income	For each of the two years in the period ended December 31, 2021
Guggenheim World Equity Income	For each of the two years in the period ended December 31, 2021
Invesco American Franchise	For each of the two years in the period ended December 31, 2021
Invesco Comstock	For each of the two years in the period ended December 31, 2021
Invesco Developing Markets	For each of the two years in the period ended December 31, 2021
Invesco Discovery	For each of the two years in the period ended December 31, 2021
Invesco Discovery Mid Cap Growth	For each of the two years in the period ended December 31, 2021
Invesco Energy	For each of the two years in the period ended December 31, 2021

9

Subaccounts	Statements of operations and changes in net assets
Invesco Equity and Income	For each of the two years in the period ended December 31, 2021
Invesco Global	For each of the two years in the period ended December 31, 2021
Invesco Gold & Special Minerals	For each of the two years in the period ended December 31, 2021
Invesco Main Street Mid Cap	For each of the two years in the period ended December 31, 2021
Invesco Oppenheimer V.I. International Growth Fund	For each of the two years in the period ended December 31, 2021
Invesco Small Cap Growth	For each of the two years in the period ended December 31, 2021
Invesco Technology	For each of the two years in the period ended December 31, 2021
Invesco V.I. American Franchise Series I	For each of the two years in the period ended December 31, 2021
Invesco V.I. American Franchise Series II	For each of the two years in the period ended December 31, 2021
Invesco V.I. American Value	For the period from April 30, 2021 (commencement of operations) through December 31, 2021
Invesco V.I. Balanced-Risk Allocation	For each of the two years in the period ended December 31, 2021
Invesco V.I. Comstock	For each of the two years in the period ended December 31, 2021
Invesco V.I. Core Bond	For each of the two years in the period ended December 31, 2021
Invesco V.I. Core Equity	For each of the two years in the period ended December 31, 2021
Invesco V.I. Discovery Mid Cap Growth	For each of the two years in the period ended December 31, 2021
Invesco V.I. Equity and Income	For the period from April 30, 2021 (commencement of operations) through December 31, 2021
Invesco V.I. Global	For each of the two years in the period ended December 31, 2021
Invesco V.I. Global Core Equity	For each of the two years in the period ended December 31, 2021
Invesco V.I. Global Real Estate Series I	For each of the two years in the period ended December 31, 2021
Invesco V.I. Global Real Estate Series II	For each of the two years in the period ended December 31, 2021
Invesco V.I. Global Strategic Income	For each of the two years in the period ended December 31, 2021
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2021
Invesco V.I. Government Securities	For each of the two years in the period ended December 31, 2021
Invesco V.I. Growth and Income	For each of the two years in the period ended December 31, 2021

10

Subaccounts	Statements of operations and changes in net assets
Invesco V.I. Health Care Series I	For each of the two years in the period ended December 31, 2021
Invesco V.I. Health Care Series II	For each of the two years in the period ended December 31, 2021
Invesco V.I. High Yield	For each of the two years in the period ended December 31, 2021
Invesco V.I. International Growth	For each of the two years in the period ended December 31, 2021
Invesco V.I. Main Street Mid Cap Fund®	For each of the two years in the period ended December 31, 2021
Invesco V.I. Main Street Small Cap Fund®	For each of the two years in the period ended December 31, 2021
Invesco V.I. Managed Volatility	For the period from January 1, 2021 through April 30, 2021 (closing of operations) and year ended December 31, 2020
Invesco V.I. S&P 500 Index	For each of the two years in the period ended December 31, 2021
Invesco V.I. Small Cap Equity	For each of the two years in the period ended December 31, 2021
Invesco V.I. Value Opportunities	For the period from January 1, 2021 through April 30, 2021 (closing of operations) and year ended December 31, 2020
Invesco Value Opportunities	For each of the two years in the period ended December 31, 2021
Janus Henderson Mid Cap Value	For each of the two years in the period ended December 31, 2021
Janus Henderson Overseas	For each of the two years in the period ended December 31, 2021
Janus Henderson U.S. Managed Volatility	For each of the two years in the period ended December 31, 2021
Janus Henderson VIT Enterprise	For each of the two years in the period ended December 31, 2021
Janus Henderson VIT Forty	For each of the two years in the period ended December 31, 2021
Janus Henderson VIT Mid Cap Value	For each of the two years in the period ended December 31, 2021
Janus Henderson VIT Overseas	For each of the two years in the period ended December 31, 2021
Janus Henderson VIT Research	For each of the two years in the period ended December 31, 2021
JPMorgan Insurance Trust Core Bond Portfolio	For each of the two years in the period ended December 31, 2021
JPMorgan Insurance Trust Small Cap Core Portfolio	For each of the two years in the period ended December 31, 2021
JPMorgan Insurance Trust US Equity Portfolio	For each of the two years in the period ended December 31, 2021
Lord Abbett Series Bond-Debenture VC	For each of the two years in the period ended December 31, 2021

11

Subaccounts	Statements of operations and changes in net assets
Lord Abbett Series Developing Growth VC	For each of the two years in the period ended December 31, 2021
Lord Abbett Series Dividend Growth VC	For each of the two years in the period ended December 31, 2021
Lord Abbett Series Growth Opportunities VC	For each of the two years in the period ended December 31, 2021
Lord Abbett Series Mid Cap Stock VC	For each of the two years in the period ended December 31, 2021
Lord Abbett Series Total Return VC	For each of the two years in the period ended December 31, 2021
MFS® VIT Emerging Markets Equity	For each of the two years in the period ended December 31, 2021
MFS® VIT Global Tactical Allocation	For each of the two years in the period ended December 31, 2021
MFS® VIT High Yield	For each of the two years in the period ended December 31, 2021
MFS® VIT II MA Investors Growth Stock	For each of the two years in the period ended December 31, 2021
MFS® VIT II Research International	For each of the two years in the period ended December 31, 2021
MFS® VIT International Intrinsic Value	For each of the two years in the period ended December 31, 2021
MFS® VIT Investors Trust	For each of the two years in the period ended December 31, 2021
MFS® VIT New Discovery	For each of the two years in the period ended December 31, 2021
MFS® VIT Research	For each of the two years in the period ended December 31, 2021
MFS® VIT Total Return	For each of the two years in the period ended December 31, 2021
MFS® VIT Total Return Bond	For each of the two years in the period ended December 31, 2021
MFS® VIT Utilities	For each of the two years in the period ended December 31, 2021
Morgan Stanley VIF Emerging Markets Debt	For each of the two years in the period ended December 31, 2021
Morgan Stanley VIF Emerging Markets Equity	For each of the two years in the period ended December 31, 2021
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2021
Morningstar Balanced ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2021
Morningstar Conservative ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2021
Morningstar Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2021
Morningstar Income and Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2021

12

Subaccounts	Statements of operations and changes in net assets
Neuberger Berman AMT Sustainable Equity I	For each of the two years in the period ended December 31, 2021
Neuberger Berman AMT Sustainable Equity S	For each of the two years in the period ended December 31, 2021
Neuberger Berman Core Bond	For each of the two years in the period ended December 31, 2021
Neuberger Berman Large Cap Value	For each of the two years in the period ended December 31, 2021
Neuberger Berman Sustainable Equity	For each of the two years in the period ended December 31, 2021
North Square Oak Ridge Small Cap Growth	For each of the two years in the period ended December 31, 2021
Northern Global Tactical Asset Allocation	For each of the two years in the period ended December 31, 2021
Northern Large Cap Core	For each of the two years in the period ended December 31, 2021
Northern Large Cap Value	For each of the two years in the period ended December 31, 2021
PGIM Focused Growth	For the period from December 10, 2021 (commencement of operations) through December 31, 2021
PGIM Jennison 20/20 Focus	For the period from January 1, 2021 through December 10, 2021 (closing of operations) and year ended December 31, 2020
PGIM Jennison Mid-Cap Growth	For each of the two years in the period ended December 31, 2021
PGIM Jennison Natural Resources	For each of the two years in the period ended December 31, 2021
PGIM Jennison Small Company	For each of the two years in the period ended December 31, 2021
PGIM Quant Solutions Small-Cap Value	For each of the two years in the period ended December 31, 2021
PIMCO All Asset	For each of the two years in the period ended December 31, 2021
PIMCO CommodityRealReturn Strategy	For each of the two years in the period ended December 31, 2021
PIMCO Emerging Markets Bond	For each of the two years in the period ended December 31, 2021
PIMCO High Yield	For each of the two years in the period ended December 31, 2021
PIMCO International Bond (U.S. Dollar-Hedged)	For each of the two years in the period ended December 31, 2021
PIMCO Low Duration	For each of the two years in the period ended December 31, 2021
PIMCO Real Return	For each of the two years in the period ended December 31, 2021
PIMCO StocksPLUS® Small Fund	For each of the two years in the period ended December 31, 2021

13

Subaccounts	Statements of operations and changes in net assets
PIMCO Total Return	For each of the two years in the period ended December 31, 2021
PIMCO VIT All Asset Administrative	For each of the two years in the period ended December 31, 2021
PIMCO VIT All Asset Advisor	For each of the two years in the period ended December 31, 2021
PIMCO VIT CommodityRealReturn Strategy Administrative	For each of the two years in the period ended December 31, 2021
PIMCO VIT CommodityRealReturn Strategy Advisor	For each of the two years in the period ended December 31, 2021
PIMCO VIT Emerging Markets Bond	For each of the two years in the period ended December 31, 2021
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	For each of the two years in the period ended December 31, 2021
PIMCO VIT Global Managed Asset Allocation	For each of the two years in the period ended December 31, 2021
PIMCO VIT High Yield	For each of the two years in the period ended December 31, 2021
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	For each of the two years in the period ended December 31, 2021
PIMCO VIT International Bond Portfolio (Unhedged)	For each of the two years in the period ended December 31, 2021
PIMCO VIT Low Duration Administrative	For each of the two years in the period ended December 31, 2021
PIMCO VIT Low Duration Advisor	For each of the two years in the period ended December 31, 2021
PIMCO VIT Real Return Administrative	For each of the two years in the period ended December 31, 2021
PIMCO VIT Real Return Advisor	For each of the two years in the period ended December 31, 2021
PIMCO VIT Short-Term	For each of the two years in the period ended December 31, 2021
PIMCO VIT Total Return Administrative	For each of the two years in the period ended December 31, 2021
PIMCO VIT Total Return Advisor	For each of the two years in the period ended December 31, 2021
Pioneer Bond VCT	For each of the two years in the period ended December 31, 2021
Pioneer Equity Income VCT	For each of the two years in the period ended December 31, 2021
Pioneer High Yield VCT	For each of the two years in the period ended December 31, 2021
Pioneer Real Estate Shares VCT	For each of the two years in the period ended December 31, 2021
Pioneer Strategic Income	For each of the two years in the period ended December 31, 2021
Pioneer Strategic Income VCT	For each of the two years in the period ended December 31, 2021

14

Subaccounts	Statements of operations and changes in net assets
Probabilities Fund	For each of the two years in the period ended December 31, 2021
Putnam VT Diversified Income	For each of the two years in the period ended December 31, 2021
Putnam VT Global Asset Allocation	For each of the two years in the period ended December 31, 2021
Putnam VT Growth Opportunities	For each of the two years in the period ended December 31, 2021
Putnam VT High Yield	For each of the two years in the period ended December 31, 2021
Putnam VT Income	For each of the two years in the period ended December 31, 2021
Putnam VT Large Cap Value	For each of the two years in the period ended December 31, 2021
Putnam VT Multi-Asset Absolute Return	For each of the two years in the period ended December 31, 2021
Putnam VT Multi-Cap Core	For each of the two years in the period ended December 31, 2021
Putnam VT Small Cap Growth	For each of the two years in the period ended December 31, 2021
Putnam VT Small Cap Value	For each of the two years in the period ended December 31, 2021
Redwood Managed Volatility	For each of the two years in the period ended December 31, 2021
Royce Micro-Cap	For each of the two years in the period ended December 31, 2021
Royce Opportunity	For each of the two years in the period ended December 31, 2021
Royce Small-Cap Value	For each of the two years in the period ended December 31, 2021
Rydex VIF Banking	For each of the two years in the period ended December 31, 2021
Rydex VIF Basic Materials	For each of the two years in the period ended December 31, 2021
Rydex VIF Biotechnology	For each of the two years in the period ended December 31, 2021
Rydex VIF Commodities Strategy	For each of the two years in the period ended December 31, 2021
Rydex VIF Consumer Products	For each of the two years in the period ended December 31, 2021
Rydex VIF Dow 2x Strategy	For each of the two years in the period ended December 31, 2021
Rydex VIF Electronics	For each of the two years in the period ended December 31, 2021
Rydex VIF Energy	For each of the two years in the period ended December 31, 2021
Rydex VIF Energy Services	For each of the two years in the period ended December 31, 2021

15

Subaccounts	Statements of operations and changes in net assets
Rydex VIF Europe 1.25x Strategy	For each of the two years in the period ended December 31, 2021
Rydex VIF Financial Services	For each of the two years in the period ended December 31, 2021
Rydex VIF Government Long Bond 1.2x Strategy	For each of the two years in the period ended December 31, 2021
Rydex VIF Health Care	For each of the two years in the period ended December 31, 2021
Rydex VIF High Yield Strategy	For each of the two years in the period ended December 31, 2021
Rydex VIF Internet	For each of the two years in the period ended December 31, 2021
Rydex VIF Inverse Dow 2x Strategy	For each of the two years in the period ended December 31, 2021
Rydex VIF Inverse Government Long Bond Strategy	For each of the two years in the period ended December 31, 2021
Rydex VIF Inverse Mid-Cap Strategy	For each of the two years in the period ended December 31, 2021
Rydex VIF Inverse NASDAQ-100® Strategy	For each of the two years in the period ended December 31, 2021
Rydex VIF Inverse Russell 2000® Strategy	For each of the two years in the period ended December 31, 2021
Rydex VIF Inverse S&P 500 Strategy	For each of the two years in the period ended December 31, 2021
Rydex VIF Japan 2x Strategy	For each of the two years in the period ended December 31, 2021
Rydex VIF Leisure	For each of the two years in the period ended December 31, 2021
Rydex VIF Mid-Cap 1.5x Strategy	For each of the two years in the period ended December 31, 2021
Rydex VIF Money Market	For each of the two years in the period ended December 31, 2021
Rydex VIF NASDAQ-100®	For each of the two years in the period ended December 31, 2021
Rydex VIF NASDAQ-100® 2x Strategy	For each of the two years in the period ended December 31, 2021
Rydex VIF Nova	For each of the two years in the period ended December 31, 2021
Rydex VIF Precious Metals	For each of the two years in the period ended December 31, 2021
Rydex VIF Real Estate	For each of the two years in the period ended December 31, 2021
Rydex VIF Retailing	For each of the two years in the period ended December 31, 2021
Rydex VIF Russell 2000® 1.5x Strategy	For each of the two years in the period ended December 31, 2021
Rydex VIF Russell 2000® 2x Strategy	For each of the two years in the period ended December 31, 2021

16

Subaccounts	Statements of operations and changes in net assets
Rydex VIF S&P 500 2x Strategy	For each of the two years in the period ended December 31, 2021
Rydex VIF S&P 500 Pure Growth	For each of the two years in the period ended December 31, 2021
Rydex VIF S&P 500 Pure Value	For each of the two years in the period ended December 31, 2021
Rydex VIF S&P MidCap 400 Pure Growth	For each of the two years in the period ended December 31, 2021
Rydex VIF S&P MidCap 400 Pure Value	For each of the two years in the period ended December 31, 2021
Rydex VIF S&P SmallCap 600 Pure Growth	For each of the two years in the period ended December 31, 2021
Rydex VIF S&P SmallCap 600 Pure Value	For each of the two years in the period ended December 31, 2021
Rydex VIF Strengthening Dollar 2x Strategy	For each of the two years in the period ended December 31, 2021
Rydex VIF Technology	For each of the two years in the period ended December 31, 2021
Rydex VIF Telecommunications	For each of the two years in the period ended December 31, 2021
Rydex VIF Transportation	For each of the two years in the period ended December 31, 2021
Rydex VIF Utilities	For each of the two years in the period ended December 31, 2021
Rydex VIF Weakening Dollar 2x Strategy	For each of the two years in the period ended December 31, 2021
T. Rowe Price Blue Chip Growth	For each of the two years in the period ended December 31, 2021
T. Rowe Price Capital Appreciation	For each of the two years in the period ended December 31, 2021
T. Rowe Price Equity Income	For each of the two years in the period ended December 31, 2021
T. Rowe Price Growth Stock	For each of the two years in the period ended December 31, 2021
T. Rowe Price Health Sciences	For each of the two years in the period ended December 31, 2021
T. Rowe Price Limited-Term Bond	For each of the two years in the period ended December 31, 2021
T. Rowe Price Retirement 2010	For each of the two years in the period ended December 31, 2021
T. Rowe Price Retirement 2015	For each of the two years in the period ended December 31, 2021
T. Rowe Price Retirement 2020	For each of the two years in the period ended December 31, 2021
T. Rowe Price Retirement 2025	For each of the two years in the period ended December 31, 2021
T. Rowe Price Retirement 2030	For each of the two years in the period ended December 31, 2021

17

Subaccounts	Statements of operations and changes in net assets
T. Rowe Price Retirement 2035	For each of the two years in the period ended December 31, 2021
T. Rowe Price Retirement 2040	For each of the two years in the period ended December 31, 2021
T. Rowe Price Retirement 2045	For each of the two years in the period ended December 31, 2021
T. Rowe Price Retirement 2050	For each of the two years in the period ended December 31, 2021
T. Rowe Price Retirement 2055	For each of the two years in the period ended December 31, 2021
T. Rowe Price Retirement Balanced	For each of the two years in the period ended December 31, 2021
Templeton Developing Markets VIP Fund	For each of the two years in the period ended December 31, 2021
Templeton Foreign VIP Fund	For each of the two years in the period ended December 31, 2021
Templeton Global Bond VIP Fund	For each of the two years in the period ended December 31, 2021
Templeton Growth VIP Fund	For each of the two years in the period ended December 31, 2021
Third Avenue Value	For each of the two years in the period ended December 31, 2021
TOPS® Aggressive Growth ETF	For each of the two years in the period ended December 31, 2021
TOPS® Balanced ETF	For each of the two years in the period ended December 31, 2021
TOPS® Conservative ETF	For each of the two years in the period ended December 31, 2021
TOPS® Growth ETF	For each of the two years in the period ended December 31, 2021
TOPS® Managed Risk Moderate Growth ETF	For each of the two years in the period ended December 31, 2021
VanEck VIP Global Gold	For each of the two years in the period ended December 31, 2021
VanEck VIP Global Resources	For each of the two years in the period ended December 31, 2021
Vanguard® VIF Balanced	For each of the two years in the period ended December 31, 2021
Vanguard® VIF Capital Growth	For each of the two years in the period ended December 31, 2021
Vanguard® VIF Conservative Allocation	For each of the two years in the period ended December 31, 2021
Vanguard® VIF Diversified Value	For each of the two years in the period ended December 31, 2021
Vanguard® VIF Equity Income	For each of the two years in the period ended December 31, 2021
Vanguard® VIF Equity Index	For each of the two years in the period ended December 31, 2021

18

Subaccounts	Statements of operations and changes in net assets
Vanguard® VIF Global Bond Index	For each of the two years in the period ended December 31, 2021
Vanguard® VIF Growth	For each of the two years in the period ended December 31, 2021
Vanguard® VIF High Yield Bond	For each of the two years in the period ended December 31, 2021
Vanguard® VIF International	For each of the two years in the period ended December 31, 2021
Vanguard® VIF Mid-Cap Index	For each of the two years in the period ended December 31, 2021
Vanguard® VIF Moderate Allocation	For each of the two years in the period ended December 31, 2021
Vanguard® VIF Real Estate Index	For each of the two years in the period ended December 31, 2021
Vanguard® VIF Short Term Investment Grade	For each of the two years in the period ended December 31, 2021
Vanguard® VIF Small Company Growth	For each of the two years in the period ended December 31, 2021
Vanguard® VIF Total Bond Market Index	For each of the two years in the period ended December 31, 2021
Vanguard® VIF Total International Stock Market Index	For each of the two years in the period ended December 31, 2021
Vanguard® VIF Total Stock Market Index	For each of the two years in the period ended December 31, 2021
Victory RS Partners	For each of the two years in the period ended December 31, 2021
Victory RS Science and Technology	For each of the two years in the period ended December 31, 2021
Victory RS Value	For each of the two years in the period ended December 31, 2021
Virtus Ceredex Mid Cap Value Equity	For each of the two years in the period ended December 31, 2021
Virtus Duff & Phelps Real Estate Securities Series	For each of the two years in the period ended December 31, 2021
Virtus KAR Small-Cap Growth Series	For each of the two years in the period ended December 31, 2021
Virtus Newfleet Multi-Sector Intermediate Bond Series	For each of the two years in the period ended December 31, 2021
Virtus SGA International Growth Series	For each of the two years in the period ended December 31, 2021
Virtus Strategic Allocation Series	For each of the two years in the period ended December 31, 2021
Voya MidCap Opportunities Portfolio	For each of the two years in the period ended December 31, 2021
VY Clarion Global Real Estate Portfolio	For each of the two years in the period ended December 31, 2021
VY Clarion Real Estate Portfolio	For each of the two years in the period ended December 31, 2021
Western Asset Variable Global High Yield Bond	For each of the two years in the period ended December 31, 2021

19

SBL Variable Annuity Account XIV

Statements of Net Assets

December 31, 2021

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
7Twelve Balanced Portfolio	57,874	$694,810	$805,601	$—	$805,601	73,810	$10.03	$10.93
AB VPS Dynamic Asset Allocation	74,609	956,345	1,107,947	—	1,107,947	101,089	10.40	11.27
AB VPS Global Thematic Growth	375	12,631	16,408	—	16,408	614	26.73	26.73
AB VPS Growth and Income	9,155	286,870	330,673	—	330,673	14,793	22.36	22.36
AB VPS Small/Mid Cap Value	272,728	4,394,677	6,319,106	—	6,319,106	405,423	15.10	21.20
AFIS Capital World Growth and Income (b)	7,669	114,833	138,341	—	138,341	9,538	14.15	15.33
AFIS U.S. Government Securities (b)	69,917	891,959	805,439	—	805,439	87,466	8.60	9.32
AFIS Washington Mutual Investors (b)	26,667	364,905	472,265	—	472,265	29,366	16.08	16.08
Alger Capital Appreciation (d)	4,806	391,670	409,319	—	409,319	13,490	27.94	35.71
Alger Large Cap Growth (d)	1,010	85,215	76,537	—	76,537	2,756	27.41	32.53
Allspring Growth (b)	28,080	976,793	1,036,704	—	1,036,704	33,903	30.52	53.36
Allspring International Equity VT (b)	22,381	72,613	45,434	—	45,434	4,374	10.38	10.38
Allspring Large Cap Core (b)	54,432	897,866	974,874	—	974,874	54,236	17.79	25.07
Allspring Omega Growth VT (b)	5,577	175,749	232,514	—	232,514	8,950	25.99	25.99
Allspring Opportunity (b)	14,914	648,163	823,693	—	823,693	34,734	23.67	34.90
Allspring Opportunity VT (b)	40,068	1,081,073	1,407,980	—	1,407,980	55,937	20.18	26.16
Allspring Small Company Value (b)	144,981	3,865,569	5,348,332	—	5,348,332	384,152	13.86	13.92
ALPS/Alerian Energy Infrastructure	25,959	241,397	228,960	—	228,960	30,614	7.19	7.90
American Century Diversified Bond	35,585	392,130	390,366	—	390,366	45,059	8.67	8.67
American Century Equity Income	1,344,412	11,420,209	13,229,010	—	13,229,010	585,205	17.82	22.94
American Century Heritage	159,118	3,342,056	3,487,857	—	3,487,857	105,535	32.42	44.95
American Century International Bond	572	7,277	7,366	—	7,366	1,108	6.65	6.65
American Century International Growth	452,420	5,745,256	6,732,003	—	6,732,003	499,873	13.15	19.41
American Century Select	33,426	2,164,504	3,757,042	—	3,757,042	159,577	23.52	34.13
American Century Strategic Allocation: Aggressive	151,972	1,183,567	1,270,485	—	1,270,485	75,097	16.42	16.93
American Century Strategic Allocation: Conservative	162,419	925,222	972,891	—	972,891	76,437	12.35	12.73
American Century Strategic Allocation: Moderate	766,873	5,004,630	5,222,406	—	5,222,406	347,089	14.61	15.06
American Century Ultra®	11,596	633,076	952,836	—	952,836	23,555	40.53	40.53
American Century VP Disciplined Core Value	20,653	204,975	221,400	—	221,400	10,320	17.26	23.55
American Century VP Inflation Protection	75,036	817,855	856,906	—	856,906	95,161	9.01	9.02
American Century VP International	5,811	61,297	86,180	—	86,180	5,782	14.91	14.91
American Century VP Mid Cap Value (d)	233,349	4,486,082	5,845,403	—	5,845,403	296,933	16.11	21.49
American Century VP Ultra®	777,057	14,261,151	23,653,619	—	23,653,619	539,659	39.48	44.22
American Century VP Value	2,560,741	25,661,570	35,056,543	—	35,056,543	1,367,816	15.09	25.79
American Funds IS® Asset Allocation	1,056,160	25,166,136	30,163,919	—	30,163,919	2,045,916	14.04	15.21
American Funds IS® Capital World Bond	284,692	3,384,473	3,293,883	—	3,293,883	393,157	7.93	8.60
American Funds IS® Global Growth	387,495	12,671,680	17,270,666	—	17,270,666	854,288	19.18	20.77
American Funds IS® Global Small Capitalization	21,003	648,547	692,265	—	692,265	44,562	14.86	16.10
American Funds IS® Growth	34,001	2,974,755	4,208,923	—	4,208,923	150,201	27.55	29.84
American Funds IS® Growth-Income	519,835	26,379,109	34,085,570	—	34,085,570	1,771,693	18.32	19.85
American Funds IS® International	279,108	5,629,882	6,226,898	—	6,226,898	559,252	10.54	11.42

(b)	Name change. See Note 1.
(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

20

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2021

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
American Funds IS® International Growth and Income	22,699	$425,693	$436,509	$—	$436,509	43,679	$9.52	$10.31
American Funds IS® Mortgage	27,816	296,457	291,786	—	291,786	32,111	8.40	9.10
American Funds IS® New World	149,309	4,041,640	4,664,407	—	4,664,407	359,350	12.27	13.29
AMG River Road Mid Cap Value (b)	96,378	2,507,998	1,903,475	—	1,903,475	92,199	20.05	20.67
Ariel®	49,090	3,153,131	4,101,007	—	4,101,007	164,903	24.66	28.37
Baron Asset	7,675	579,590	901,436	—	901,436	32,630	27.63	27.63
BlackRock Advantage Large Cap Core V.I.	16,021	455,379	363,352	—	363,352	14,715	21.78	27.08
BlackRock Advantage Small Cap Growth	10,774	145,931	145,120	—	145,120	6,570	22.09	22.09
BlackRock Basic Value V.I.	15,137	211,027	209,343	—	209,343	12,184	14.05	18.26
BlackRock Capital Appreciation V.I.	18,913	184,917	185,349	—	185,349	5,903	28.35	32.17
BlackRock Equity Dividend	39,500	810,085	852,805	—	852,805	45,358	18.81	18.81
BlackRock Equity Dividend V.I.	776,685	9,252,483	9,428,956	—	9,428,956	588,523	15.84	20.25
BlackRock Global Allocation	3,615	72,213	75,183	—	75,183	5,656	13.31	13.31
BlackRock Global Allocation V.I.	212,084	3,153,282	3,049,772	—	3,049,772	247,070	12.12	13.44
BlackRock High Yield V.I.	1,174,407	8,619,074	8,913,749	32,684	8,946,433	819,815	10.81	12.01
BlackRock International Dividend	4,419	131,689	143,320	—	143,320	11,733	12.21	12.21
BlackRock Large Cap Focus Growth V.I.	11,452	205,244	242,659	—	242,659	7,384	29.70	36.70
BNY Mellon Appreciation	188,836	7,011,504	9,081,142	—	9,081,142	410,865	21.85	28.04
BNY Mellon Dynamic Value	101,476	3,687,204	4,144,289	—	4,144,289	165,768	22.02	32.98
BNY Mellon IP MidCap Stock	233,117	4,635,915	5,744,015	—	5,744,015	394,756	14.56	14.56
BNY Mellon IP Small Cap Stock Index	377,520	7,107,714	8,890,587	—	8,890,587	500,013	17.25	24.12
BNY Mellon IP Technology Growth	639,795	15,354,515	20,742,158	—	20,742,158	477,385	32.39	44.14
BNY Mellon Opportunistic Midcap Value	83,072	2,535,649	2,684,051	—	2,684,051	109,159	23.43	38.79
BNY Mellon Stock Index	716	44,667	55,819	—	55,819	1,954	21.93	28.49
BNY Mellon VIF Appreciation	132,305	5,728,577	7,006,865	—	7,006,865	337,319	20.71	25.51
Calamos® Growth	280,462	10,473,145	11,409,195	—	11,409,195	416,324	27.19	33.57
Calamos® Growth and Income	233,264	7,837,811	10,893,442	—	10,893,442	438,519	19.86	27.22
Calamos® High Income Opportunities	48,838	429,592	419,033	—	419,033	35,842	11.10	11.71
ClearBridge Small Cap Growth	585	16,984	26,919	—	26,919	989	27.24	27.24
ClearBridge Variable Aggressive Growth	319,879	8,224,132	7,481,961	—	7,481,961	350,392	19.24	21.44
ClearBridge Variable Small Cap Growth	280,143	8,508,597	10,174,791	—	10,174,791	322,798	29.06	32.60
Delaware Ivy Asset Strategy (b)	10,620	259,800	259,238	—	259,238	20,361	12.73	12.73
Delaware Ivy VIP Asset Strategy (b)	116,044	1,095,370	1,182,345	—	1,182,345	104,510	11.23	13.21
Delaware Ivy VIP Balanced (b)	10,752	91,958	100,948	—	100,948	5,690	14.29	17.76
Delaware Ivy VIP Core Equity (b)	215	3,478	3,796	—	3,796	139	27.35	27.35
Delaware Ivy VIP Energy (b)	44,462	201,506	154,385	—	154,385	41,977	3.60	3.75
Delaware Ivy VIP Global Bond (b)	4,046	20,545	20,340	—	20,340	2,133	8.95	9.54
Delaware Ivy VIP Global Equity Income (b)	21,996	148,325	151,520	—	151,520	9,644	15.71	15.71
Delaware Ivy VIP Global Growth (b)	201,838	816,724	971,589	—	971,589	53,056	18.32	18.32
Delaware Ivy VIP Growth (b)	14,274	155,690	211,983	—	211,983	5,553	38.20	38.20
Delaware Ivy VIP High Income (b)	172,790	553,620	586,206	—	586,206	50,957	10.40	13.45

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

21

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2021

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Delaware Ivy VIP International Core Equity (b)	27,166	$439,880	$501,820	$—	$501,820	41,957	$11.73	$12.04
Delaware Ivy VIP Limited-Term Bond (b)	14,682	73,269	71,787	—	71,787	8,539	8.40	8.40
Delaware Ivy VIP Mid Cap Growth (b)	16,196	247,579	288,961	—	288,961	10,196	25.04	30.41
Delaware Ivy VIP Natural Resources (b)	46,111	153,899	189,760	—	189,760	32,967	5.32	5.76
Delaware Ivy VIP Science And Technology (b)	9,230	281,074	272,333	—	272,333	9,455	24.87	34.72
Delaware Ivy VIP Securian Real Estate Securities (b)	5,445	45,211	53,190	—	53,190	3,188	15.68	19.98
Delaware Ivy VIP Small Cap Growth (b)	22,421	242,477	245,229	—	245,229	13,273	17.80	18.80
Delaware Ivy VIP Smid Cap Core (b)	14,721	233,570	246,246	—	246,246	13,282	15.96	19.21
Delaware Ivy VIP Value (b)	27,405	178,774	225,783	—	225,783	11,159	15.83	20.23
Dimensional VA Equity Allocation	38,958	524,486	582,038	—	582,038	41,859	13.90	13.90
Dimensional VA Global Bond Portfolio	89,675	950,485	936,204	—	936,204	113,581	7.67	8.25
Dimensional VA Global Moderate Allocation	26,204	430,080	413,498	—	413,498	33,270	12.42	12.42
Dimensional VA International Small Portfolio	150,003	1,972,121	2,049,035	—	2,049,035	132,844	13.21	15.80
Dimensional VA International Value Portfolio	92,235	1,178,210	1,231,337	—	1,231,337	107,165	9.98	11.70
Dimensional VA Short-Term Fixed Portfolio	122,583	1,251,315	1,247,891	—	1,247,891	162,616	7.09	7.69
Dimensional VA U.S. Large Value Portfolio	116,027	3,111,658	3,842,822	—	3,842,822	188,530	15.51	21.60
Dimensional VA U.S. Targeted Value Portfolio	105,708	2,134,669	2,491,539	—	2,491,539	121,156	15.63	21.82
DWS Capital Growth VIP	1,336	39,472	65,306	—	65,306	1,838	35.54	35.54
DWS Core Equity VIP	7,390	87,714	107,084	—	107,084	4,990	21.43	21.43
DWS CROCI® U.S. VIP	701	10,671	11,295	—	11,295	775	14.58	14.58
DWS Global Small Cap VIP	3,920	47,997	51,153	—	51,153	3,922	11.83	14.10
DWS High Income VIP	49,760	302,052	308,514	—	308,514	27,657	10.19	11.32
DWS International Growth VIP	723	10,191	13,625	—	13,625	929	14.64	14.64
DWS Small Mid Cap Value VIP	2,264	33,495	35,007	—	35,007	2,314	13.22	15.61
Eaton Vance VT Floating-Rate Income	486,424	4,377,734	4,421,594	—	4,421,594	489,492	8.96	9.71
Federated Hermes Corporate Bond	759,947	7,172,283	7,386,684	—	7,386,684	597,778	11.73	12.37
Federated Hermes Fund for U.S. Government Securities II	263,381	2,878,257	2,820,811	—	2,820,811	339,818	7.94	9.33
Federated Hermes High Income Bond II	814,594	5,065,862	5,172,672	—	5,172,672	333,997	10.49	15.56
Fidelity® Advisor Dividend Growth	129,070	2,025,125	2,602,050	—	2,602,050	159,930	16.21	20.91
Fidelity® Advisor International Capital Appreciation (d)	13,065	191,583	376,781	—	376,781	19,982	18.82	23.11
Fidelity® Advisor Leveraged Company Stock	1,525	65,741	81,307	—	81,307	3,606	22.51	22.51
Fidelity® Advisor New Insights	9,207	284,217	349,204	—	349,204	13,541	25.78	25.78
Fidelity® Advisor Real Estate	84,501	1,761,362	2,150,541	—	2,150,541	129,534	11.95	28.39
Fidelity® Advisor Stock Selector Mid Cap	67,733	2,439,208	2,907,795	—	2,907,795	133,502	21.73	29.26
Fidelity® Advisor Value Strategies	57,256	2,005,657	2,598,277	—	2,598,277	110,875	22.87	30.47
Fidelity® VIP Balanced	160,920	3,388,334	3,945,770	—	3,945,770	215,787	17.39	20.30
Fidelity® VIP Contrafund	414,275	15,378,549	21,753,584	—	21,753,584	703,352	22.90	33.47
Fidelity® VIP Disciplined Small Cap	32,625	645,506	666,203	—	666,203	32,521	15.83	20.94
Fidelity® VIP Emerging Markets	63,448	826,213	798,182	—	798,182	56,161	13.52	14.48
Fidelity® VIP Equity-Income	206,117	4,759,217	5,208,574	—	5,208,574	337,551	15.40	15.40

(b)	Name change. See Note 1.
(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

22

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2021

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Fidelity® VIP Growth & Income	231,119	$5,021,180	$5,875,054	$—	$5,875,054	342,001	$17.03	$24.23
Fidelity® VIP Growth Opportunities	704,706	38,255,836	54,699,311	—	54,699,311	1,480,594	35.72	46.24
Fidelity® VIP High Income	1,898,608	9,643,808	9,549,997	—	9,549,997	956,319	9.96	11.03
Fidelity® VIP Index 500	61,192	18,488,155	28,267,662	—	28,267,662	1,193,327	22.22	26.50
Fidelity® VIP Investment Grade Bond	468,123	6,077,692	6,076,230	—	6,076,230	592,706	9.20	11.33
Fidelity® VIP Mid Cap	22,784	824,115	897,454	—	897,454	46,160	17.15	19.95
Fidelity® VIP Overseas	225,221	5,204,066	6,517,890	—	6,517,890	480,316	13.48	15.00
Fidelity® VIP Real Estate	18,532	352,637	432,911	—	432,911	24,112	13.86	18.14
Fidelity® VIP Strategic Income	144,660	1,675,470	1,679,505	—	1,679,505	154,678	9.80	10.91
Franklin Allocation VIP Fund	500,822	3,227,461	3,090,071	—	3,090,071	235,454	13.13	13.13
Franklin DynaTech VIP (b)	111,988	910,144	1,327,060	—	1,327,060	46,514	25.00	28.98
Franklin Growth and Income VIP Fund	39,174	491,613	578,205	—	578,205	31,726	16.78	21.81
Franklin Income VIP Fund	912,687	14,096,327	15,296,637	—	15,296,637	1,236,326	11.55	13.67
Franklin Large Cap Growth VIP Fund	—	—	—	—	—	—	24.79	24.79
Franklin Mutual Global Discovery VIP Fund	472,252	9,187,805	9,260,858	—	9,260,858	726,387	11.68	14.52
Franklin Mutual Shares VIP Fund	4,174	81,622	80,146	—	80,146	6,567	12.07	15.32
Franklin Rising Dividends VIP Fund	22,764	602,409	806,309	—	806,309	37,153	19.91	26.89
Franklin Small Cap Value VIP Fund	227,927	3,813,080	3,997,832	—	3,997,832	227,846	15.27	19.50
Franklin Small-Mid Cap Growth VIP Fund	179,618	3,602,006	4,021,652	—	4,021,652	152,284	21.99	49.84
Franklin Strategic Income VIP Fund	217,674	2,322,266	2,226,806	—	2,226,806	247,613	8.68	9.03
Franklin U.S. Government Securities VIP Fund	11,504	138,253	133,102	—	133,102	16,441	7.85	8.28
Goldman Sachs Emerging Markets Equity	136,771	2,630,335	3,584,776	—	3,584,776	314,601	10.83	11.42
Goldman Sachs Government Income	233,475	3,515,313	3,474,104	—	3,474,104	419,709	7.89	8.33
Goldman Sachs VIT Growth Opportunities	30,257	416,777	369,139	—	369,139	13,797	21.51	27.50
Goldman Sachs VIT High Quality Floating Rate	4,720	48,838	48,754	—	48,754	6,129	7.30	8.07
Goldman Sachs VIT International Equity Insights	17,644	161,051	162,324	—	162,324	14,591	10.26	11.35
Goldman Sachs VIT Large Cap Value	445	3,370	4,441	—	4,441	239	18.57	18.57
Goldman Sachs VIT Mid Cap Value	25,484	442,606	502,550	—	502,550	29,425	15.98	20.28
Goldman Sachs VIT Small Cap Equity Insights	22,585	285,156	292,027	—	292,027	13,787	16.43	21.42
Goldman Sachs VIT Strategic Growth	11,484	186,437	190,065	—	190,065	5,193	36.57	36.57
Guggenheim Alpha Opportunity	5,229	73,908	102,801	—	102,801	6,425	12.83	18.01
Guggenheim Core Bond (b)	412,325	7,935,805	8,110,424	—	8,110,424	795,275	9.26	10.35
Guggenheim Floating Rate Strategies	65,673	1,673,870	1,644,461	—	1,644,461	163,083	10.09	10.09
Guggenheim High Yield	351,709	3,929,446	3,840,657	—	3,840,657	253,199	14.11	16.58
Guggenheim Large Cap Value	42,617	1,851,411	2,137,254	—	2,137,254	123,622	16.79	22.94
Guggenheim Long Short Equity	17,139	232,777	364,378	—	364,378	27,028	13.47	13.47
Guggenheim Macro Opportunities	329	8,743	8,903	—	8,903	835	10.67	10.67
Guggenheim Multi-Hedge Strategies	276	7,073	7,611	—	7,611	856	8.88	8.88
Guggenheim Small Cap Value	2,813	37,842	46,550	—	46,550	2,985	15.57	15.57
Guggenheim SMid Cap Value	374,063	12,718,885	14,049,792	—	14,049,792	433,276	21.92	39.76
Guggenheim StylePlus Large Core	57,730	1,257,993	1,673,028	—	1,673,028	96,903	16.88	23.28

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

23

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2021

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Guggenheim StylePlus Mid Growth	47,842	$2,058,680	$2,448,075	$—	$2,448,075	115,064	$20.98	$32.08
Guggenheim Total Return Bond	24,402	673,160	696,433	—	696,433	62,799	11.10	11.10
Guggenheim VIF All Cap Value	490,645	14,251,665	18,904,535	—	18,904,535	811,948	15.51	29.06
Guggenheim VIF Alpha Opportunity	128,191	2,021,063	2,148,487	—	2,148,487	121,551	15.89	17.78
Guggenheim VIF Floating Rate Strategies	399,398	9,874,306	9,745,305	—	9,745,305	1,037,101	8.92	9.66
Guggenheim VIF Global Managed Futures Strategy	39,455	710,777	641,146	—	641,146	132,257	4.71	7.28
Guggenheim VIF High Yield	801,659	22,607,785	22,093,725	—	22,093,725	826,913	10.34	34.90
Guggenheim VIF Large Cap Value (b)	656,334	23,759,345	30,716,444	—	30,716,444	1,577,485	18.57	29.65
Guggenheim VIF Long Short Equity	293,467	4,138,518	5,197,296	—	5,197,296	382,596	10.05	14.81
Guggenheim VIF Managed Asset Allocation	350,316	8,601,428	12,197,997	—	12,197,997	773,483	13.81	16.10
Guggenheim VIF Multi-Hedge Strategies	140,725	3,629,790	3,800,975	—	3,800,975	599,087	6.16	8.72
Guggenheim VIF Small Cap Value	581,582	22,702,777	27,154,082	—	27,154,082	727,902	12.36	41.39
Guggenheim VIF SMid Cap Value	490,268	29,657,970	40,746,196	—	40,746,196	996,101	14.47	44.33
Guggenheim VIF StylePlus Large Core	273,996	10,870,498	15,560,208	—	15,560,208	996,909	15.42	28.97
Guggenheim VIF StylePlus Large Growth	496,948	9,626,800	13,109,477	—	13,109,477	656,334	19.93	34.31
Guggenheim VIF StylePlus Mid Growth	207,788	10,911,415	14,786,164	—	14,786,164	655,074	21.31	45.01
Guggenheim VIF StylePlus Small Growth	97,336	3,049,520	4,478,410	—	4,478,410	314,340	13.88	24.99
Guggenheim VIF Total Return Bond	2,305,623	37,996,583	39,725,883	—	39,725,883	3,510,444	9.55	11.66
Guggenheim VIF World Equity Income	892,699	10,324,033	15,836,480	—	15,836,480	1,122,246	12.43	16.31
Guggenheim World Equity Income	350,149	5,075,536	5,504,344	—	5,504,344	387,369	13.69	19.82
Invesco American Franchise	77,396	1,486,243	1,947,291	—	1,947,291	100,103	19.39	29.69
Invesco Comstock	327,987	7,058,099	9,724,823	—	9,724,823	510,938	18.65	26.38
Invesco Developing Markets	6,705	277,935	320,631	—	320,631	29,312	10.94	10.94
Invesco Discovery	2,319	221,930	241,496	—	241,496	7,894	30.66	30.66
Invesco Discovery Mid Cap Growth	41,386	1,017,151	1,251,090	—	1,251,090	58,120	21.25	38.84
Invesco Energy	1,214	21,074	22,829	—	22,829	5,312	4.31	4.31
Invesco Equity and Income	837,159	8,357,804	9,493,383	—	9,493,383	490,879	17.25	21.71
Invesco Global	4,580	413,402	569,426	—	569,426	24,819	22.98	22.98
Invesco Gold & Special Minerals	6,829	164,063	179,061	—	179,061	16,509	10.85	10.85
Invesco Main Street Mid Cap	54,368	1,209,377	1,538,616	—	1,538,616	99,070	15.44	15.53
Invesco Oppenheimer V.I. International Growth Fund	109,985	279,230	336,553	—	336,553	22,332	15.07	15.07
Invesco Small Cap Growth (d)	87,353	2,826,791	3,173,543	—	3,173,543	106,361	29.72	43.26
Invesco Technology	28,451	1,349,638	1,712,748	—	1,712,748	113,554	14.89	37.12
Invesco V.I. American Franchise Series I	19,575	1,313,727	1,734,895	—	1,734,895	90,515	19.16	19.16
Invesco V.I. American Franchise Series II	502	40,075	41,680	—	41,680	1,647	25.32	25.32
Invesco V.I. American Value (c)	175,367	3,359,163	3,488,051	—	3,488,051	331,136	10.29	17.60
Invesco V.I. Balanced-Risk Allocation	6,245	65,519	65,887	—	65,887	5,903	11.03	11.95
Invesco V.I. Comstock	647,554	11,612,460	13,631,017	—	13,631,017	738,146	15.29	18.59
Invesco V.I. Core Bond (b)	1,683,244	13,278,480	12,944,143	—	12,944,143	1,913,396	6.46	6.93

(b)	Name change. See Note 1.
(c)	Merger. See Note 1.
(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

24

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2021

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Invesco V.I. Core Equity	961	$33,584	$36,108	$—	$36,108	2,059	$15.88	$20.03
Invesco V.I. Discovery Mid Cap Growth (b)	55,311	4,535,066	5,739,078	—	5,739,078	247,488	18.87	24.97
Invesco V.I. Equity and Income (c)	474,093	8,111,451	9,742,606	—	9,742,606	566,157	13.83	17.58
Invesco V.I. Global (b)	94,255	4,095,994	5,295,254	—	5,295,254	293,612	17.95	21.93
Invesco V.I. Global Core Equity	3,308	33,097	36,852	—	36,852	2,644	13.40	14.42
Invesco V.I. Global Real Estate Series I	487,811	7,955,728	8,775,728	—	8,775,728	368,395	21.35	23.91
Invesco V.I. Global Real Estate Series II	16,587	256,984	290,777	—	290,777	21,730	10.85	13.36
Invesco V.I. Global Strategic Income (b)	508	2,575	2,341	—	2,341	285	8.21	9.01
Invesco V.I. Government Money Market	27,935,440	27,935,440	27,935,440	—	27,935,440	3,339,785	8.09	8.38
Invesco V.I. Government Securities	1,120,701	13,158,140	12,742,365	—	12,742,365	1,553,883	7.50	8.65
Invesco V.I. Growth and Income	698	15,590	16,513	—	16,513	1,092	15.12	15.12
Invesco V.I. Health Care Series I	239,374	6,674,367	8,105,191	—	8,105,191	272,257	26.71	29.91
Invesco V.I. Health Care Series II	893	24,676	28,244	—	28,244	1,645	16.42	23.72
Invesco V.I. High Yield	—	—	—	—	—	—	11.33	11.33
Invesco V.I. International Growth	664,834	23,519,861	27,072,053	—	27,072,053	1,666,151	11.43	18.85
Invesco V.I. Main Street Mid Cap Fund® (b)	774,604	8,773,844	9,721,279	—	9,721,279	455,313	15.73	24.71
Invesco V.I. Main Street Small Cap Fund® (b)	511,054	12,301,414	15,755,795	—	15,755,795	515,075	17.87	40.01
Invesco V.I. Managed Volatility (c)	—	—	—	—	—	—	11.02	14.16
Invesco V.I. S&P 500 Index	27,890	533,481	638,403	—	638,403	24,549	21.67	28.12
Invesco V.I. Small Cap Equity	1,993	38,735	43,345	—	43,345	2,276	19.05	19.05
Invesco V.I. Value Opportunities (c)	—	—	—	—	—	—	16.66	18.58
Invesco Value Opportunities	143,026	1,692,809	2,437,161	—	2,437,161	180,157	13.54	18.62
Janus Henderson Mid Cap Value	6,068	97,098	103,029	—	103,029	6,419	16.05	16.05
Janus Henderson Overseas	72,242	2,496,930	3,188,030	—	3,188,030	382,935	7.92	8.36
Janus Henderson U.S. Managed Volatility	92,135	1,004,069	984,922	—	984,922	67,696	14.34	14.57
Janus Henderson VIT Enterprise	356,311	22,425,218	32,955,185	—	32,955,185	1,106,662	23.55	30.38
Janus Henderson VIT Forty	—	—	—	—	—	—	30.18	39.76
Janus Henderson VIT Mid Cap Value	10,881	172,519	199,769	—	199,769	12,738	13.71	16.32
Janus Henderson VIT Overseas	11,042	383,625	452,944	—	452,944	51,648	8.35	10.63
Janus Henderson VIT Research	363,430	12,381,466	19,748,761	—	19,748,761	760,667	24.42	30.74
JPMorgan Insurance Trust Core Bond Portfolio	434,093	4,848,401	4,848,816	—	4,848,816	524,424	8.69	9.28
JPMorgan Insurance Trust Small Cap Core Portfolio	11,566	294,237	324,542	—	324,542	15,395	16.53	22.67
JPMorgan Insurance Trust US Equity Portfolio	3,632	105,219	163,932	—	163,932	6,603	23.62	31.11
Lord Abbett Series Bond-Debenture VC	413,931	5,087,391	5,091,357	—	5,091,357	450,881	10.84	12.83
Lord Abbett Series Developing Growth VC	71,337	2,803,473	2,468,243	—	2,468,243	110,641	22.00	29.84
Lord Abbett Series Dividend Growth VC	985	19,270	19,966	—	19,966	1,018	19.61	19.61
Lord Abbett Series Growth Opportunities VC	—	—	—	—	—	—	20.74	20.74
Lord Abbett Series Mid Cap Stock VC	2,437	61,712	68,288	—	68,288	4,398	13.70	16.70
Lord Abbett Series Total Return VC	24,421	415,588	411,501	—	411,501	40,612	9.09	10.32
MFS® VIT Emerging Markets Equity	5,140	83,579	81,010	—	81,010	8,886	9.02	9.16

(b) Name change. See Note 1.

(c) Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

25

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2021

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
MFS® VIT Global Tactical Allocation	421	$6,701	$6,331	$—	$6,331	648	$9.77	$9.77
MFS® VIT High Yield	10,177	55,937	56,077	—	56,077	5,079	10.09	11.05
MFS® VIT II MA Investors Growth Stock	—	—	—	—	—	—	24.82	33.28
MFS® VIT II Research International	519,132	8,276,279	9,780,443	—	9,780,443	901,809	9.14	12.84
MFS® VIT International Intrinsic Value	65,957	1,736,734	2,437,781	—	2,437,781	162,997	14.77	16.01
MFS® VIT Investors Trust	2,017	80,540	88,680	—	88,680	4,122	20.04	26.21
MFS® VIT New Discovery	20,615	397,279	409,002	—	409,002	17,585	20.02	24.31
MFS® VIT Research	1,274	38,527	48,309	—	48,309	1,772	20.42	27.26
MFS® VIT Total Return	688,982	15,344,699	18,726,542	—	18,726,542	1,199,389	13.36	15.62
MFS® VIT Total Return Bond	22,956	307,896	306,924	—	306,924	30,980	9.14	10.16
MFS® VIT Utilities	408,128	12,039,166	15,337,441	—	15,337,441	707,714	13.43	22.49
Morgan Stanley VIF Emerging Markets Debt	21,835	169,280	155,901	—	155,901	17,154	9.08	9.08
Morgan Stanley VIF Emerging Markets Equity	308,614	4,767,067	5,567,401	—	5,567,401	615,741	7.65	10.45
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	109,214	1,415,218	1,624,018	—	1,624,018	113,670	14.28	17.13
Morningstar Balanced ETF Asset Allocation Portfolio	572,687	6,430,476	6,763,439	—	6,763,439	552,374	11.94	13.72
Morningstar Conservative ETF Asset Allocation Portfolio	255,773	2,900,454	2,908,135	—	2,908,135	303,277	9.16	9.92
Morningstar Growth ETF Asset Allocation Portfolio	702,995	8,004,849	8,822,592	—	8,822,592	657,537	13.38	15.81
Morningstar Income and Growth ETF Asset Allocation Portfolio	163,190	1,740,744	1,829,360	—	1,829,360	167,235	10.52	11.75
Neuberger Berman AMT Sustainable Equity I	126,971	3,425,883	4,701,748	—	4,701,748	324,004	14.34	23.46
Neuberger Berman AMT Sustainable Equity S	179,259	4,068,631	6,654,112	—	6,654,112	189,148	32.03	35.23
Neuberger Berman Core Bond	186,710	1,946,150	1,966,056	—	1,966,056	193,535	9.24	10.24
Neuberger Berman Large Cap Value	21,822	731,333	969,546	—	969,546	55,399	16.98	17.51
Neuberger Berman Sustainable Equity	29,453	1,112,194	1,391,959	—	1,391,959	62,099	21.77	22.47
North Square Oak Ridge Small Cap Growth	3,835	61,590	54,160	—	54,160	2,789	19.41	19.41
Northern Global Tactical Asset Allocation	9,561	111,089	135,767	—	135,767	9,690	14.01	14.01
Northern Large Cap Core	8,113	152,096	216,860	—	216,860	8,600	25.22	25.22
Northern Large Cap Value	11,813	198,711	253,024	—	253,024	12,315	20.57	20.57
PGIM Focused Growth (c)	168,680	3,862,704	3,793,610	—	3,793,610	396,159	9.57	9.57
PGIM Jennison 20/20 Focus (c)	—	—	—	—	—	—	22.59	23.29
PGIM Jennison Mid-Cap Growth	11,521	251,188	192,400	—	192,400	8,150	23.61	23.61
PGIM Jennison Natural Resources	389	13,925	17,020	—	17,020	2,568	6.63	6.63
PGIM Jennison Small Company	33,314	751,677	727,252	—	727,252	29,793	24.43	24.43
PGIM Quant Solutions Small-Cap Value (b)	13,288	284,203	296,063	—	296,063	20,605	13.71	14.46
PIMCO All Asset	22,862	271,568	289,664	—	289,664	24,533	11.84	11.84
PIMCO CommodityRealReturn Strategy	18,636	120,780	114,053	—	114,053	21,660	5.28	5.28
PIMCO Emerging Markets Bond	13,687	146,608	140,015	—	140,015	14,392	9.73	9.73
PIMCO High Yield	162,218	1,459,919	1,464,828	—	1,464,828	90,462	12.91	16.96
PIMCO International Bond (U.S. Dollar-Hedged)	380,692	4,110,927	4,088,637	—	4,088,637	365,442	10.86	11.19
PIMCO Low Duration	3,308	32,725	32,418	—	32,418	4,258	7.61	7.61
PIMCO Real Return	69,957	799,301	861,866	—	861,866	86,246	10.00	10.00

(b)	Name change. See Note 1.
(c)	Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

26

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2021

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
PIMCO StocksPLUS® Small Fund	56,628	$542,030	$581,000	$—	$581,000	25,879	$22.43	$22.43
PIMCO Total Return	197,583	2,080,066	2,029,174	—	2,029,174	198,487	10.22	10.22
PIMCO VIT All Asset Administrative	551,134	6,002,379	6,343,555	—	6,343,555	406,909	13.97	15.64
PIMCO VIT All Asset Advisor	49,851	534,184	581,262	—	581,262	48,339	10.84	12.09
PIMCO VIT CommodityRealReturn Strategy Administrative	1,137,223	8,535,915	8,802,103	—	8,802,103	1,673,553	4.77	5.42
PIMCO VIT CommodityRealReturn Strategy Advisor	25,604	196,147	200,736	—	200,736	40,886	4.87	6.08
PIMCO VIT Emerging Markets Bond	234,433	3,056,137	2,935,103	—	2,935,103	250,702	9.62	11.93
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	5,264	62,720	57,592	—	57,592	5,265	10.93	10.93
PIMCO VIT Global Managed Asset Allocation	15,256	189,472	198,175	—	198,175	14,794	12.49	13.53
PIMCO VIT High Yield	46,293	359,235	367,564	—	367,564	21,561	10.49	18.70
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	892,020	9,708,382	9,589,217	—	9,589,217	812,544	10.98	11.81
PIMCO VIT International Bond Portfolio (Unhedged)	24,046	235,809	220,498	—	220,498	27,214	8.10	8.10
PIMCO VIT Low Duration Administrative (d)	2,454,939	25,321,017	25,114,031	—	25,114,031	3,187,448	7.21	9.02
PIMCO VIT Low Duration Advisor	74,315	764,259	760,240	—	760,240	94,550	7.62	8.17
PIMCO VIT Real Return Administrative (d)	1,739,850	22,971,731	24,340,503	—	24,340,503	2,156,777	10.40	11.76
PIMCO VIT Real Return Advisor	46,052	623,948	644,261	—	644,261	64,496	9.13	10.29
PIMCO VIT Short-Term	63,558	660,906	654,648	—	654,648	80,087	7.78	8.34
PIMCO VIT Total Return Administrative	1,225,568	13,576,997	13,187,109	—	13,187,109	1,284,545	10.24	10.24
PIMCO VIT Total Return Advisor	1,076,884	11,992,717	11,587,277	—	11,587,277	1,206,157	8.93	10.03
Pioneer Bond VCT	19,609	223,196	221,587	—	221,587	22,413	9.89	9.89
Pioneer Equity Income VCT	9,698	194,725	189,597	—	189,597	9,464	16.48	21.31
Pioneer High Yield VCT	—	—	—	—	—	—	9.84	9.84
Pioneer Real Estate Shares VCT	2,589	30,993	27,679	—	27,679	1,795	14.56	17.31
Pioneer Strategic Income	5,312	56,767	57,157	—	57,157	5,592	10.23	10.23
Pioneer Strategic Income VCT	22,349	231,458	233,104	—	233,104	23,776	9.35	9.99
Probabilities Fund	402,985	3,412,583	3,320,594	—	3,320,594	357,027	8.52	9.51
Putnam VT Diversified Income	11,063	65,455	58,410	—	58,410	6,566	8.03	8.91
Putnam VT Global Asset Allocation	765	12,711	15,569	—	15,569	1,121	13.92	13.92
Putnam VT Growth Opportunities	28,998	378,401	464,554	—	464,554	11,922	30.44	39.05
Putnam VT High Yield	8,667	52,878	53,995	—	53,995	4,733	10.31	11.41
Putnam VT Income	42,839	473,798	440,386	—	440,386	46,045	8.98	9.56
Putnam VT Large Cap Value (b)	41,974	1,004,100	1,293,624	—	1,293,624	58,089	17.76	23.46
Putnam VT Multi-Asset Absolute Return	20,291	206,667	189,924	—	189,924	24,524	7.03	7.78
Putnam VT Multi-Cap Core	2,069	49,576	52,904	—	52,904	2,394	22.10	22.10
Putnam VT Small Cap Growth	1,462	25,339	34,946	—	34,946	1,850	18.89	18.89
Putnam VT Small Cap Value	106,407	1,361,497	1,479,056	—	1,479,056	99,518	14.86	14.86
Redwood Managed Volatility	50,897	504,600	521,698	—	521,698	46,591	10.78	11.50
Royce Micro-Cap	329,355	3,705,188	4,864,577	—	4,864,577	310,369	13.01	15.77
Royce Opportunity	230,611	2,846,762	3,537,576	—	3,537,576	160,613	21.35	22.01
Royce Small-Cap Value	115,047	1,123,990	1,194,186	—	1,194,186	91,283	12.70	13.09

(b)	Name change. See Note 1.
(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

27

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2021

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Rydex VIF Banking	8,786	$956,103	$1,024,928	$—	$1,024,928	142,378	$6.28	$13.42
Rydex VIF Basic Materials	15,739	1,344,119	1,667,542	—	1,667,542	95,120	14.49	18.02
Rydex VIF Biotechnology	56,184	5,472,901	5,566,699	—	5,566,699	276,728	15.74	33.04
Rydex VIF Commodities Strategy	19,545	1,427,770	1,702,159	—	1,702,159	1,052,906	1.59	3.56
Rydex VIF Consumer Products	16,461	1,061,005	1,278,501	—	1,278,501	59,497	12.97	22.04
Rydex VIF Dow 2x Strategy (d)	6,472	977,617	1,344,915	—	1,344,915	34,847	33.21	39.25
Rydex VIF Electronics	8,863	1,390,434	1,867,820	—	1,867,820	93,411	16.13	46.63
Rydex VIF Energy	24,877	3,885,400	4,274,046	—	4,274,046	786,136	4.12	5.89
Rydex VIF Energy Services	20,563	4,865,735	4,540,805	—	4,540,805	2,867,125	1.40	1.66
Rydex VIF Europe 1.25x Strategy (d)	5,043	543,238	631,917	—	631,917	92,715	5.76	6.84
Rydex VIF Financial Services	12,926	1,272,052	1,457,108	—	1,457,108	135,833	9.96	15.98
Rydex VIF Government Long Bond 1.2x Strategy (d)	34,716	1,300,225	1,330,663	—	1,330,663	103,030	11.25	15.03
Rydex VIF Health Care	34,850	2,605,740	3,365,479	—	3,365,479	146,426	19.47	27.89
Rydex VIF High Yield Strategy	3,222	258,360	263,738	—	263,738	25,526	10.28	10.96
Rydex VIF Internet	7,206	986,533	1,005,185	—	1,005,185	58,881	16.80	31.94
Rydex VIF Inverse Dow 2x Strategy (d)	4,260	386,015	194,319	—	194,319	1,587,714	0.04	0.40
Rydex VIF Inverse Government Long Bond Strategy (d)	2,938	218,817	198,966	—	198,966	189,081	1.00	3.36
Rydex VIF Inverse Mid-Cap Strategy (d)	224	8,131	7,693	—	7,693	9,706	0.39	1.91
Rydex VIF Inverse NASDAQ-100® Strategy (d)	34,084	672,093	642,830	—	642,830	2,243,409	0.18	0.90
Rydex VIF Inverse Russell 2000® Strategy (d)	2,398	80,712	72,241	—	72,241	202,113	0.36	0.63
Rydex VIF Inverse S&P 500 Strategy (d)	4,057	144,575	126,184	—	126,184	283,805	0.40	1.65
Rydex VIF Japan 2x Strategy (d)	3,533	305,850	359,890	—	359,890	27,008	13.29	13.73
Rydex VIF Leisure	3,409	417,397	415,461	—	415,461	27,447	15.09	17.68
Rydex VIF Mid-Cap 1.5x Strategy (d)	3,783	811,620	918,845	—	918,845	25,056	21.63	37.15
Rydex VIF Money Market	50,323,078	50,323,078	50,323,078	—	50,323,078	8,979,830	4.73	6.95
Rydex VIF NASDAQ-100®	153,520	10,099,142	11,188,514	—	11,188,514	302,589	34.45	48.76
Rydex VIF NASDAQ-100® 2x Strategy (d)	55,533	7,144,929	10,660,065	—	10,660,065	99,699	92.82	187.16
Rydex VIF Nova (d)	16,589	2,612,868	3,263,113	—	3,263,113	118,482	26.72	31.75
Rydex VIF Precious Metals	90,595	3,436,938	3,737,032	—	3,737,032	346,472	5.91	11.04
Rydex VIF Real Estate	52,981	2,183,875	2,704,693	—	2,704,693	152,454	10.96	18.86
Rydex VIF Retailing	4,053	430,322	544,117	—	544,117	22,871	17.50	23.84
Rydex VIF Russell 2000® 1.5x Strategy (d)	21,345	1,871,656	1,868,089	—	1,868,089	76,123	19.27	24.53
Rydex VIF Russell 2000® 2x Strategy (d)	4,791	1,037,030	1,029,256	—	1,029,256	65,167	15.85	21.63
Rydex VIF S&P 500 2x Strategy (d)	15,160	5,942,683	7,567,670	—	7,567,670	198,666	36.02	45.14
Rydex VIF S&P 500 Pure Growth	107,053	6,412,175	7,503,372	—	7,503,372	285,393	22.05	30.54
Rydex VIF S&P 500 Pure Value	112,596	5,487,608	6,896,493	—	6,896,493	416,862	13.75	16.94
Rydex VIF S&P MidCap 400 Pure Growth	48,734	2,062,685	2,282,191	—	2,282,191	104,826	13.74	22.71
Rydex VIF S&P MidCap 400 Pure Value	55,801	2,704,602	3,054,010	—	3,054,010	175,582	14.58	19.33
Rydex VIF S&P SmallCap 600 Pure Growth	29,264	1,969,175	2,110,510	—	2,110,510	102,576	15.42	21.41
Rydex VIF S&P SmallCap 600 Pure Value	57,280	4,541,977	4,904,922	—	4,904,922	347,046	11.56	14.41
Rydex VIF Strengthening Dollar 2x Strategy (d)	16,506	678,086	644,558	—	644,558	109,223	3.98	8.58

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

28

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2021

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Rydex VIF Technology	18,787	$2,313,830	$3,900,452	$—	$3,900,452	191,170	$19.49	$34.17
Rydex VIF Telecommunications	9,096	538,244	649,455	—	649,455	111,541	5.81	11.32
Rydex VIF Transportation	4,227	396,377	527,550	—	527,550	22,277	19.91	23.95
Rydex VIF Utilities	103,188	3,139,278	3,597,117	—	3,597,117	313,209	10.08	15.48
Rydex VIF Weakening Dollar 2x Strategy (d)	2,006	129,079	105,901	—	105,901	32,517	3.26	3.41
T. Rowe Price Blue Chip Growth	62,351	2,586,790	3,146,850	—	3,146,850	94,712	27.74	37.36
T. Rowe Price Capital Appreciation	225,193	6,532,678	8,217,281	—	8,217,281	352,417	22.14	23.35
T. Rowe Price Equity Income	25,808	738,940	771,928	—	771,928	44,620	14.67	19.18
T. Rowe Price Growth Stock	84,963	5,011,114	8,378,228	—	8,378,228	263,315	30.85	31.80
T. Rowe Price Health Sciences	241,757	11,698,939	14,793,088	—	14,793,088	621,727	23.02	42.18
T. Rowe Price Limited-Term Bond	20,606	101,647	100,761	—	100,761	12,780	7.71	8.00
T. Rowe Price Retirement 2010	103	1,756	1,784	—	1,784	139	12.90	12.90
T. Rowe Price Retirement 2015	12,309	169,625	178,104	—	178,104	12,866	13.84	13.84
T. Rowe Price Retirement 2020	6,204	129,727	134,698	—	134,698	9,032	14.92	14.92
T. Rowe Price Retirement 2025	3,831	63,490	73,217	—	73,217	4,546	16.10	16.10
T. Rowe Price Retirement 2030	9,565	244,357	275,657	—	275,657	15,963	17.27	17.27
T. Rowe Price Retirement 2035	4,290	86,295	95,888	—	95,888	5,261	18.22	18.22
T. Rowe Price Retirement 2040	2,302	62,109	73,861	—	73,861	3,884	19.01	19.01
T. Rowe Price Retirement 2045	227	4,555	5,111	—	5,111	264	19.37	19.37
T. Rowe Price Retirement 2050	6	110	105	—	105	5	19.39	19.39
T. Rowe Price Retirement 2055	2,426	35,720	48,052	—	48,052	2,483	19.35	19.35
T. Rowe Price Retirement Balanced	15,058	238,301	228,287	—	228,287	18,964	12.03	12.03
Templeton Developing Markets VIP Fund	820,044	8,989,608	8,749,873	—	8,749,873	582,580	10.25	21.03
Templeton Foreign VIP Fund	349,093	4,362,972	4,744,177	—	4,744,177	532,568	8.01	13.88
Templeton Global Bond VIP Fund	80,786	1,247,996	1,060,716	—	1,060,716	147,559	6.71	7.59
Templeton Growth VIP Fund	351	4,904	4,064	—	4,064	403	10.09	10.09
Third Avenue Value (b)	1,230	22,922	22,774	—	22,774	2,424	9.39	9.39
TOPS® Aggressive Growth ETF	16,288	326,695	343,684	—	343,684	25,530	13.46	13.46
TOPS® Balanced ETF	11,257	170,433	172,797	—	172,797	14,845	11.64	11.64
TOPS® Conservative ETF	318,329	4,304,865	4,405,671	—	4,405,671	420,872	10.41	10.91
TOPS® Growth ETF	30,939	632,138	648,162	—	648,162	49,986	12.80	13.42
TOPS® Managed Risk Moderate Growth ETF	36,524	491,786	521,199	—	521,199	47,434	10.99	10.99
VanEck VIP Global Gold	22,419	208,299	196,388	—	196,388	19,870	9.55	10.05
VanEck VIP Global Resources (b)	4,897	111,614	124,830	—	124,830	20,720	5.09	6.46
Vanguard® VIF Balanced	110,976	2,872,853	3,152,836	—	3,152,836	205,408	14.47	15.62
Vanguard® VIF Capital Growth	25,865	996,155	1,311,086	—	1,311,086	67,802	18.67	20.16
Vanguard® VIF Conservative Allocation	240,414	6,679,505	6,875,828	—	6,875,828	583,293	11.48	12.39
Vanguard® VIF Diversified Value	47,391	754,045	826,973	—	826,973	50,133	15.40	16.78
Vanguard® VIF Equity Income	66,338	1,565,836	1,844,856	—	1,844,856	115,229	15.03	16.22
Vanguard® VIF Equity Index	75,897	4,067,742	4,968,973	—	4,968,973	245,632	18.84	20.33

(b)	Name change. See Note 1.
(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

29

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2021

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Vanguard® VIF Global Bond Index	28,259	$611,062	$601,922	$—	$601,922	59,734	$10.08	$10.08
Vanguard® VIF Growth	41,770	1,472,671	1,598,527	—	1,598,527	69,389	21.58	23.29
Vanguard® VIF High Yield Bond	149,972	1,179,277	1,208,776	—	1,208,776	105,111	10.71	11.56
Vanguard® VIF International	143,151	5,235,664	5,683,100	—	5,683,100	281,760	18.70	20.18
Vanguard® VIF Mid-Cap Index	163,766	3,687,799	4,827,809	—	4,827,809	277,347	16.74	18.07
Vanguard® VIF Moderate Allocation	173,178	5,067,605	5,869,009	—	5,869,009	436,212	12.83	13.85
Vanguard® VIF Real Estate Index	89,399	1,261,483	1,480,447	—	1,480,447	98,657	13.97	15.08
Vanguard® VIF Short Term Investment Grade	540,807	5,846,634	5,829,899	—	5,829,899	622,758	8.70	9.39
Vanguard® VIF Small Company Growth (d)	11,905	244,604	315,474	—	315,474	17,036	18.52	18.52
Vanguard® VIF Total Bond Market Index	943,370	11,592,437	11,527,976	—	11,527,976	1,193,149	9.01	9.72
Vanguard® VIF Total International Stock Market Index	222,572	5,266,847	5,392,917	—	5,392,917	453,639	11.43	11.90
Vanguard® VIF Total Stock Market Index	294,941	14,767,679	16,793,913	—	16,793,913	841,611	18.52	19.99
Victory RS Partners (d)	21,330	595,927	572,076	—	572,076	17,811	32.09	32.09
Victory RS Science and Technology	49,851	1,251,637	1,412,788	—	1,412,788	33,576	40.77	42.04
Victory RS Value	74,667	1,942,268	1,965,988	—	1,965,988	120,586	15.82	16.31
Virtus Ceredex Mid Cap Value Equity	24,629	307,155	323,619	—	323,619	15,659	20.63	20.63
Virtus Duff & Phelps Real Estate Securities Series	17,172	316,610	434,799	—	434,799	25,176	16.59	17.53
Virtus KAR Small-Cap Growth Series	44,919	1,618,089	1,624,708	—	1,624,708	45,236	34.13	36.97
Virtus Newfleet Multi-Sector Intermediate Bond Series	12,734	122,027	119,700	—	119,700	12,099	9.56	9.99
Virtus SGA International Growth Series	38,800	491,010	558,722	—	558,722	56,985	9.36	9.91
Virtus Strategic Allocation Series	16,782	276,897	293,684	—	293,684	18,560	15.54	17.33
Voya MidCap Opportunities Portfolio	15,114	248,744	243,933	—	243,933	9,525	20.26	26.45
VY Clarion Global Real Estate Portfolio	14,146	174,812	196,061	—	196,061	14,453	12.03	13.67
VY Clarion Real Estate Portfolio	13,102	524,175	599,805	—	599,805	32,526	18.44	18.44
Western Asset Variable Global High Yield Bond	276,544	2,090,140	2,057,484	—	2,057,484	175,859	9.76	11.81

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

30

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets

Years Ended December 31, 2021 and 2020, Except as Noted

	7Twelve Balanced Portfolio	AB VPS Dynamic Asset Allocation	AB VPS Global Thematic Growth
Net assets as of December 31, 2019	$727,055	$798,899	$8,155

Investment income (loss):
Dividend distributions	13,540	14,593	41
Investment Expenses:
Mortality and expense risk and administrative charges	(2,992)	(7,068)	(32)

Net investment income (loss)	10,548	7,525	9

Increase (decrease) in net assets from operations:
Capital gain distributions	17,857	—	864
Realized capital gain (loss) on investments	(695)	6,298	5
Change in unrealized appreciation (depreciation)	6,241	50,015	2,267

Net gain (loss) on investments	23,403	56,313	3,136

Net increase (decrease) in net assets from operations	33,951	63,838	3,145

Contract owner transactions:
Variable annuity deposits	—	9,895	—
Terminations, withdrawals and annuity payments	(15,868)	(125,713)	—
Transfers between subaccounts, net	—	263,917	—
Maintenance charges and mortality adjustments	(326)	(5,310)	(9)

Increase (decrease) in net assets from contract transactions	(16,194)	142,789	(9)

Total increase (decrease) in net assets	17,757	206,627	3,136

Net assets as of December 31, 2020	$744,812	$1,005,526	$11,291

Investment income (loss):
Dividend distributions	5,717	16,650	—
Investment Expenses:
Mortality and expense risk and administrative charges	(2,587)	(8,402)	(34)

Net investment income (loss)	3,130	8,248	(34)

Increase (decrease) in net assets from operations:
Capital gain distributions	13,389	—	1,839
Realized capital gain (loss) on investments	6,392	29,570	24
Change in unrealized appreciation (depreciation)	78,751	49,991	849

Net gain (loss) on investments	98,532	79,561	2,712

Net increase (decrease) in net assets from operations	101,662	87,809	2,678

Contract owner transactions:
Variable annuity deposits	6,832	221,889	2,500
Terminations, withdrawals and annuity payments	(47,032)	(29,939)	(33)
Transfers between subaccounts, net	—	(171,109)	—
Maintenance charges and mortality adjustments	(673)	(6,229)	(28)

Increase (decrease) in net assets from contract transactions	(40,873)	14,612	2,439

Total increase (decrease) in net assets	60,789	102,421	5,117

Net assets as of December 31, 2021	$805,601	$1,107,947	$16,408

The accompanying notes are an integral part of these financial statements.
31

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	AB VPS Growth and Income	AB VPS Small/Mid Cap Value	AFIS Capital World Growth and Income (b)
Net assets as of December 31, 2019	$417,487	$1,832,698	$262,544

Investment income (loss):
Dividend distributions	4,007	27,591	1,586
Investment Expenses:
Mortality and expense risk and administrative charges	(1,171)	(29,293)	(3,088)

Net investment income (loss)	2,836	(1,702)	(1,502)

Increase (decrease) in net assets from operations:
Capital gain distributions	16,728	169,966	6,801
Realized capital gain (loss) on investments	(24,150)	(110,312)	2,935
Change in unrealized appreciation (depreciation)	(6,343)	783,180	(5,167)

Net gain (loss) on investments	(13,765)	842,834	4,569

Net increase (decrease) in net assets from operations	(10,929)	841,132	3,067

Contract owner transactions:
Variable annuity deposits	—	1,919,784	—
Terminations, withdrawals and annuity payments	(148,244)	(78,485)	(12,082)
Transfers between subaccounts, net	—	(629,431)	(136,055)
Maintenance charges and mortality adjustments	—	(3,044)	(45)

Increase (decrease) in net assets from contract transactions	(148,244)	1,208,824	(148,182)

Total increase (decrease) in net assets	(159,173)	2,049,956	(145,115)

Net assets as of December 31, 2020	$258,314	$3,882,654	$117,429

Investment income (loss):
Dividend distributions	1,931	32,466	1,949
Investment Expenses:
Mortality and expense risk and administrative charges	(754)	(56,435)	(1,456)

Net investment income (loss)	1,177	(23,969)	493

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	3,060
Realized capital gain (loss) on investments	15,636	136,186	3,792
Change in unrealized appreciation (depreciation)	56,810	1,266,363	9,322

Net gain (loss) on investments	72,446	1,402,549	16,174

Net increase (decrease) in net assets from operations	73,623	1,378,580	16,667

Contract owner transactions:
Variable annuity deposits	108,236	729,931	26,229
Terminations, withdrawals and annuity payments	(109,500)	(317,837)	(22,374)
Transfers between subaccounts, net	—	650,562	521
Maintenance charges and mortality adjustments	—	(4,784)	(131)

Increase (decrease) in net assets from contract transactions	(1,264)	1,057,872	4,245

Total increase (decrease) in net assets	72,359	2,436,452	20,912

Net assets as of December 31, 2021	$330,673	$6,319,106	$138,341

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
32

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	AFIS U.S. Government Securities (b)	AFIS Washington Mutual Investors (b)	Alger Capital Appreciation (d)
Net assets as of December 31, 2019	$255,879	$461,745	$529,530

Investment income (loss):
Dividend distributions	54,408	5,902	—
Investment Expenses:
Mortality and expense risk and administrative charges	(28,863)	(6,574)	(6,385)

Net investment income (loss)	25,545	(672)	(6,385)

Increase (decrease) in net assets from operations:
Capital gain distributions	52,762	4,383	64,403
Realized capital gain (loss) on investments	4,041	(24,524)	102,788
Change in unrealized appreciation (depreciation)	6,701	23,060	51,470

Net gain (loss) on investments	63,504	2,919	218,661

Net increase (decrease) in net assets from operations	89,049	2,247	212,276

Contract owner transactions:
Variable annuity deposits	825,199	—	14
Terminations, withdrawals and annuity payments	(83,603)	(83,420)	(5,496)
Transfers between subaccounts, net	2,470,836	43,922	(272,339)
Maintenance charges and mortality adjustments	(1,810)	(176)	(402)

Increase (decrease) in net assets from contract transactions	3,210,622	(39,674)	(278,223)

Total increase (decrease) in net assets	3,299,671	(37,427)	(65,947)

Net assets as of December 31, 2020	$3,555,550	$424,318	$463,583

Investment income (loss):
Dividend distributions	8,489	5,611	—
Investment Expenses:
Mortality and expense risk and administrative charges	(15,802)	(6,581)	(4,013)

Net investment income (loss)	(7,313)	(970)	(4,013)

Increase (decrease) in net assets from operations:
Capital gain distributions	76,174	—	91,749
Realized capital gain (loss) on investments	(53,669)	12,544	22,977
Change in unrealized appreciation (depreciation)	(91,424)	91,093	(48,897)

Net gain (loss) on investments	(68,919)	103,637	65,829

Net increase (decrease) in net assets from operations	(76,232)	102,667	61,816

Contract owner transactions:
Variable annuity deposits	93,022	2,681	2,492
Terminations, withdrawals and annuity payments	(240,562)	(21,858)	(5,834)
Transfers between subaccounts, net	(2,524,114)	(35,341)	(112,268)
Maintenance charges and mortality adjustments	(2,225)	(202)	(470)

Increase (decrease) in net assets from contract transactions	(2,673,879)	(54,720)	(116,080)

Total increase (decrease) in net assets	(2,750,111)	47,947	(54,264)

Net assets as of December 31, 2021	$805,439	$472,265	$409,319

(b)	Name change. See Note 1.
(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.
33

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Alger Large Cap Growth (d)	Allspring Growth (b)	Allspring International Equity VT (b)
Net assets as of December 31, 2019	$—	$863,397	$40,769

Investment income (loss):
Dividend distributions	—	—	914
Investment Expenses:
Mortality and expense risk and administrative charges	(785)	(7,884)	(130)

Net investment income (loss)	(785)	(7,884)	784

Increase (decrease) in net assets from operations:
Capital gain distributions	7,314	130,851	—
Realized capital gain (loss) on investments	99,734	10,889	(136)
Change in unrealized appreciation (depreciation)	3,485	222,698	1,204

Net gain (loss) on investments	110,533	364,438	1,068

Net increase (decrease) in net assets from operations	109,748	356,554	1,852

Contract owner transactions:
Variable annuity deposits	—	9,771	—
Terminations, withdrawals and annuity payments	(415)	(144,088)	—
Transfers between subaccounts, net	(54,256)	2,093	—
Maintenance charges and mortality adjustments	(54)	(2,613)	—

Increase (decrease) in net assets from contract transactions	(54,725)	(134,837)	—

Total increase (decrease) in net assets	55,023	221,717	1,852

Net assets as of December 31, 2020	$55,023	$1,085,114	$42,621

Investment income (loss):
Dividend distributions	—	—	495
Investment Expenses:
Mortality and expense risk and administrative charges	(991)	(10,145)	(115)

Net investment income (loss)	(991)	(10,145)	380

Increase (decrease) in net assets from operations:
Capital gain distributions	17,996	217,889	—
Realized capital gain (loss) on investments	3,251	26,047	(67)
Change in unrealized appreciation (depreciation)	(12,163)	(165,954)	2,500

Net gain (loss) on investments	9,084	77,982	2,433

Net increase (decrease) in net assets from operations	8,093	67,837	2,813

Contract owner transactions:
Variable annuity deposits	—	11,982	—
Terminations, withdrawals and annuity payments	(1,998)	(148,533)	—
Transfers between subaccounts, net	15,442	24,053	—
Maintenance charges and mortality adjustments	(23)	(3,749)	—

Increase (decrease) in net assets from contract transactions	13,421	(116,247)	—

Total increase (decrease) in net assets	21,514	(48,410)	2,813

Net assets as of December 31, 2021	$76,537	$1,036,704	$45,434

(b)	Name change. See Note 1.
(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.
34

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Allspring Large Cap Core (b)	Allspring Omega Growth VT (b)	Allspring Opportunity (b)
Net assets as of December 31, 2019	$1,111,757	$211,753	$857,131

Investment income (loss):
Dividend distributions	8,535	—	254
Investment Expenses:
Mortality and expense risk and administrative charges	(7,805)	(3,319)	(7,288)

Net investment income (loss)	730	(3,319)	(7,034)

Increase (decrease) in net assets from operations:
Capital gain distributions	107,570	17,575	41,233
Realized capital gain (loss) on investments	(47,137)	3,813	42,190
Change in unrealized appreciation (depreciation)	(49,167)	64,540	72,919

Net gain (loss) on investments	11,266	85,928	156,342

Net increase (decrease) in net assets from operations	11,996	82,609	149,308

Contract owner transactions:
Variable annuity deposits	22,743	13	19,859
Terminations, withdrawals and annuity payments	(169,380)	(2,957)	(80,297)
Transfers between subaccounts, net	(94,215)	(16,780)	(233,681)
Maintenance charges and mortality adjustments	(2,965)	(123)	(1,754)

Increase (decrease) in net assets from contract transactions	(243,817)	(19,847)	(295,873)

Total increase (decrease) in net assets	(231,821)	62,762	(146,565)

Net assets as of December 31, 2020	$879,936	$274,515	$710,566

Investment income (loss):
Dividend distributions	2,509	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(8,948)	(3,167)	(7,069)

Net investment income (loss)	(6,439)	(3,167)	(7,069)

Increase (decrease) in net assets from operations:
Capital gain distributions	123,380	23,256	88,581
Realized capital gain (loss) on investments	20,369	28,754	25,420
Change in unrealized appreciation (depreciation)	114,021	(23,714)	56,400

Net gain (loss) on investments	257,770	28,296	170,401

Net increase (decrease) in net assets from operations	251,331	25,129	163,332

Contract owner transactions:
Variable annuity deposits	19,398	—	16,759
Terminations, withdrawals and annuity payments	(149,382)	(1,132)	(57,735)
Transfers between subaccounts, net	(23,536)	(65,851)	(8,074)
Maintenance charges and mortality adjustments	(2,873)	(147)	(1,155)

Increase (decrease) in net assets from contract transactions	(156,393)	(67,130)	(50,205)

Total increase (decrease) in net assets	94,938	(42,001)	113,127

Net assets as of December 31, 2021	$974,874	$232,514	$823,693

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
35

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Allspring Opportunity VT (b)	Allspring Small Company Value (b)	ALPS/Alerian Energy Infrastructure
Net assets as of December 31, 2019	$1,790,052	$5,488,889	$334,572

Investment income (loss):
Dividend distributions	6,701	18,601	7,247
Investment Expenses:
Mortality and expense risk and administrative charges	(21,218)	(38,806)	(3,020)

Net investment income (loss)	(14,517)	(20,205)	4,227

Increase (decrease) in net assets from operations:
Capital gain distributions	115,844	—	—
Realized capital gain (loss) on investments	(11,792)	(98,013)	(11,726)
Change in unrealized appreciation (depreciation)	141,517	54,676	(78,141)

Net gain (loss) on investments	245,569	(43,337)	(89,867)

Net increase (decrease) in net assets from operations	231,052	(63,542)	(85,640)

Contract owner transactions:
Variable annuity deposits	845	91,519	6,587
Terminations, withdrawals and annuity payments	(141,480)	(568,465)	(15,131)
Transfers between subaccounts, net	(290,958)	(205,293)	13,933
Maintenance charges and mortality adjustments	(7,898)	(12,051)	(170)

Increase (decrease) in net assets from contract transactions	(439,491)	(694,290)	5,219

Total increase (decrease) in net assets	(208,439)	(757,832)	(80,421)

Net assets as of December 31, 2020	$1,581,613	$4,731,057	$254,151

Investment income (loss):
Dividend distributions	615	12,294	4,530
Investment Expenses:
Mortality and expense risk and administrative charges	(20,419)	(49,668)	(2,337)

Net investment income (loss)	(19,804)	(37,374)	2,193

Increase (decrease) in net assets from operations:
Capital gain distributions	74,142	295,167	—
Realized capital gain (loss) on investments	178,539	354,380	(25,615)
Change in unrealized appreciation (depreciation)	75,769	999,202	91,162

Net gain (loss) on investments	328,450	1,648,749	65,547

Net increase (decrease) in net assets from operations	308,646	1,611,375	67,740

Contract owner transactions:
Variable annuity deposits	199,355	63,617	1
Terminations, withdrawals and annuity payments	(485,760)	(654,535)	(6,376)
Transfers between subaccounts, net	(188,929)	(392,223)	(86,451)
Maintenance charges and mortality adjustments	(6,945)	(10,959)	(105)

Increase (decrease) in net assets from contract transactions	(482,279)	(994,100)	(92,931)

Total increase (decrease) in net assets	(173,633)	617,275	(25,191)

Net assets as of December 31, 2021	$1,407,980	$5,348,332	$228,960

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
36

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	American Century Diversified Bond	American Century Equity Income	American Century Heritage
Net assets as of December 31, 2019	$282,339	$10,326,770	$2,770,966

Investment income (loss):
Dividend distributions	4,317	205,732	—
Investment Expenses:
Mortality and expense risk and administrative charges	(2,895)	(99,900)	(23,558)

Net investment income (loss)	1,422	105,832	(23,558)

Increase (decrease) in net assets from operations:
Capital gain distributions	8,599	—	407,289
Realized capital gain (loss) on investments	3,948	(37,146)	(33,153)
Change in unrealized appreciation (depreciation)	5,613	330,631	530,215

Net gain (loss) on investments	18,160	293,485	904,351

Net increase (decrease) in net assets from operations	19,582	399,317	880,793

Contract owner transactions:
Variable annuity deposits	13,169	265,570	55,157
Terminations, withdrawals and annuity payments	(32,754)	(1,042,619)	(267,855)
Transfers between subaccounts, net	41,540	3,215,788	(428,789)
Maintenance charges and mortality adjustments	(1,498)	(27,002)	(5,997)

Increase (decrease) in net assets from contract transactions	20,457	2,411,737	(647,484)

Total increase (decrease) in net assets	40,039	2,811,054	233,309

Net assets as of December 31, 2020	$322,378	$13,137,824	$3,004,275

Investment income (loss):
Dividend distributions	4,501	215,353	—
Investment Expenses:
Mortality and expense risk and administrative charges	(3,255)	(122,863)	(29,655)

Net investment income (loss)	1,246	92,490	(29,655)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,751	626,656	443,874
Realized capital gain (loss) on investments	356	339,811	78,072
Change in unrealized appreciation (depreciation)	(12,191)	886,264	(214,310)

Net gain (loss) on investments	(8,084)	1,852,731	307,636

Net increase (decrease) in net assets from operations	(6,838)	1,945,221	277,981

Contract owner transactions:
Variable annuity deposits	11,826	267,531	53,821
Terminations, withdrawals and annuity payments	(20,441)	(1,481,313)	(434,894)
Transfers between subaccounts, net	85,211	(612,115)	595,821
Maintenance charges and mortality adjustments	(1,770)	(28,138)	(9,147)

Increase (decrease) in net assets from contract transactions	74,826	(1,854,035)	205,601

Total increase (decrease) in net assets	67,988	91,186	483,582

Net assets as of December 31, 2021	$390,366	$13,229,010	$3,487,857

The accompanying notes are an integral part of these financial statements.
37

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	American Century International Bond	American Century International Growth	American Century Select
Net assets as of December 31, 2019	$4,092	$5,886,255	$2,812,155

Investment income (loss):
Dividend distributions	130	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(65)	(54,006)	(26,517)

Net investment income (loss)	65	(54,006)	(26,517)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	289,612	208,212
Realized capital gain (loss) on investments	3	160,194	177,435
Change in unrealized appreciation (depreciation)	844	906,608	492,580

Net gain (loss) on investments	847	1,356,414	878,227

Net increase (decrease) in net assets from operations	912	1,302,408	851,710

Contract owner transactions:
Variable annuity deposits	278	155,223	50,585
Terminations, withdrawals and annuity payments	—	(817,249)	(193,024)
Transfers between subaccounts, net	4,274	269,376	(82,503)
Maintenance charges and mortality adjustments	(23)	(16,109)	(6,485)

Increase (decrease) in net assets from contract transactions	4,529	(408,759)	(231,427)

Total increase (decrease) in net assets	5,441	893,649	620,283

Net assets as of December 31, 2020	$9,533	$6,779,904	$3,432,438

Investment income (loss):
Dividend distributions	—	26,273	—
Investment Expenses:
Mortality and expense risk and administrative charges	(76)	(64,934)	(32,638)

Net investment income (loss)	(76)	(38,661)	(32,638)

Increase (decrease) in net assets from operations:
Capital gain distributions	57	677,498	299,526
Realized capital gain (loss) on investments	112	289,303	283,095
Change in unrealized appreciation (depreciation)	(809)	(433,413)	221,660

Net gain (loss) on investments	(640)	533,388	804,281

Net increase (decrease) in net assets from operations	(716)	494,727	771,643

Contract owner transactions:
Variable annuity deposits	480	156,331	55,547
Terminations, withdrawals and annuity payments	(1,912)	(714,610)	(421,780)
Transfers between subaccounts, net	—	30,881	(74,446)
Maintenance charges and mortality adjustments	(19)	(15,230)	(6,360)

Increase (decrease) in net assets from contract transactions	(1,451)	(542,628)	(447,039)

Total increase (decrease) in net assets	(2,167)	(47,901)	324,604

Net assets as of December 31, 2021	$7,366	$6,732,003	$3,757,042

The accompanying notes are an integral part of these financial statements.
38

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	American Century Strategic Allocation: Aggressive	American Century Strategic Allocation: Conservative	American Century Strategic Allocation: Moderate
Net assets as of December 31, 2019	$1,245,561	$1,078,014	$5,100,344

Investment income (loss):
Dividend distributions	5,637	6,459	36,914
Investment Expenses:
Mortality and expense risk and administrative charges	(10,116)	(9,154)	(43,853)

Net investment income (loss)	(4,479)	(2,695)	(6,939)

Increase (decrease) in net assets from operations:
Capital gain distributions	68,563	34,778	215,808
Realized capital gain (loss) on investments	(29,697)	(8,533)	(54,702)
Change in unrealized appreciation (depreciation)	126,833	84,840	521,063

Net gain (loss) on investments	165,699	111,085	682,169

Net increase (decrease) in net assets from operations	161,220	108,390	675,230

Contract owner transactions:
Variable annuity deposits	76,925	56,196	169,887
Terminations, withdrawals and annuity payments	(155,171)	(217,732)	(546,782)
Transfers between subaccounts, net	(54,277)	117,405	6,996
Maintenance charges and mortality adjustments	(3,904)	(2,271)	(11,742)

Increase (decrease) in net assets from contract transactions	(136,427)	(46,402)	(381,641)

Total increase (decrease) in net assets	24,793	61,988	293,589

Net assets as of December 31, 2020	$1,270,354	$1,140,002	$5,393,933

Investment income (loss):
Dividend distributions	15,521	12,907	58,128
Investment Expenses:
Mortality and expense risk and administrative charges	(11,559)	(9,844)	(50,351)

Net investment income (loss)	3,962	3,063	7,777

Increase (decrease) in net assets from operations:
Capital gain distributions	127,501	65,268	441,724
Realized capital gain (loss) on investments	29,310	29,744	123,803
Change in unrealized appreciation (depreciation)	4,357	(11,571)	21,639

Net gain (loss) on investments	161,168	83,441	587,166

Net increase (decrease) in net assets from operations	165,130	86,504	594,943

Contract owner transactions:
Variable annuity deposits	23,088	5,719	136,165
Terminations, withdrawals and annuity payments	(203,863)	(223,466)	(929,591)
Transfers between subaccounts, net	20,804	(31,746)	40,223
Maintenance charges and mortality adjustments	(5,028)	(4,122)	(13,267)

Increase (decrease) in net assets from contract transactions	(164,999)	(253,615)	(766,470)

Total increase (decrease) in net assets	131	(167,111)	(171,527)

Net assets as of December 31, 2021	$1,270,485	$972,891	$5,222,406

The accompanying notes are an integral part of these financial statements.
39

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	American Century Ultra®	American Century VP Disciplined Core Value	American Century VP Inflation Protection
Net assets as of December 31, 2019	$524,427	$676,722	$278,630

Investment income (loss):
Dividend distributions	—	1,728	4,880
Investment Expenses:
Mortality and expense risk and administrative charges	(5,154)	(1,150)	(1,693)

Net investment income (loss)	(5,154)	578	3,187

Increase (decrease) in net assets from operations:
Capital gain distributions	19,325	10,244	—
Realized capital gain (loss) on investments	72,138	(126,082)	2,239
Change in unrealized appreciation (depreciation)	153,556	(16,789)	25,636

Net gain (loss) on investments	245,019	(132,627)	27,875

Net increase (decrease) in net assets from operations	239,865	(132,049)	31,062

Contract owner transactions:
Variable annuity deposits	20,782	4,076	—
Terminations, withdrawals and annuity payments	(160,995)	(182,304)	(7,746)
Transfers between subaccounts, net	52,712	(254,652)	87,007
Maintenance charges and mortality adjustments	(2,946)	(216)	(392)

Increase (decrease) in net assets from contract transactions	(90,447)	(433,096)	78,869

Total increase (decrease) in net assets	149,418	(565,145)	109,931

Net assets as of December 31, 2020	$673,845	$111,577	$388,561

Investment income (loss):
Dividend distributions	—	1,396	19,826
Investment Expenses:
Mortality and expense risk and administrative charges	(6,917)	(896)	(1,832)

Net investment income (loss)	(6,917)	500	17,994

Increase (decrease) in net assets from operations:
Capital gain distributions	61,353	15,650	—
Realized capital gain (loss) on investments	33,417	2,183	7,322
Change in unrealized appreciation (depreciation)	56,875	8,573	8,100

Net gain (loss) on investments	151,645	26,406	15,422

Net increase (decrease) in net assets from operations	144,728	26,906	33,416

Contract owner transactions:
Variable annuity deposits	110,351	8,443	264,518
Terminations, withdrawals and annuity payments	(66,695)	(26,702)	(75,779)
Transfers between subaccounts, net	94,719	101,348	247,013
Maintenance charges and mortality adjustments	(4,112)	(172)	(823)

Increase (decrease) in net assets from contract transactions	134,263	82,917	434,929

Total increase (decrease) in net assets	278,991	109,823	468,345

Net assets as of December 31, 2021	$952,836	$221,400	$856,906

The accompanying notes are an integral part of these financial statements.
40

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	American Century VP International	American Century VP Mid Cap Value_(d)	American Century VP Ultra®
Net assets as of December 31, 2019	$107,571	$6,311,721	$16,511,751

Investment income (loss):
Dividend distributions	407	81,472	—
Investment Expenses:
Mortality and expense risk and administrative charges	(387)	(39,291)	(162,460)

Net investment income (loss)	20	42,181	(162,460)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,569	—	1,652,399
Realized capital gain (loss) on investments	793	(37,912)	1,770,910
Change in unrealized appreciation (depreciation)	23,392	(162,825)	5,392,482

Net gain (loss) on investments	25,754	(200,737)	8,815,791

Net increase (decrease) in net assets from operations	25,774	(158,556)	8,653,331

Contract owner transactions:
Variable annuity deposits	—	56,271	704,506
Terminations, withdrawals and annuity payments	(6,675)	(589,041)	(2,091,645)
Transfers between subaccounts, net	—	(396,112)	(1,048,165)
Maintenance charges and mortality adjustments	(98)	(21,846)	(77,169)

Increase (decrease) in net assets from contract transactions	(6,773)	(950,728)	(2,512,473)

Total increase (decrease) in net assets	19,001	(1,109,284)	6,140,858

Net assets as of December 31, 2020	$126,572	$5,202,437	$22,652,609

Investment income (loss):
Dividend distributions	19	59,065	—
Investment Expenses:
Mortality and expense risk and administrative charges	(258)	(44,532)	(189,108)

Net investment income (loss)	(239)	14,533	(189,108)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,570	—	1,566,550
Realized capital gain (loss) on investments	14,092	360,034	2,336,058
Change in unrealized appreciation (depreciation)	(7,666)	723,487	783,773

Net gain (loss) on investments	9,996	1,083,521	4,686,381

Net increase (decrease) in net assets from operations	9,757	1,098,054	4,497,273

Contract owner transactions:
Variable annuity deposits	—	119,416	791,462
Terminations, withdrawals and annuity payments	(5,467)	(642,584)	(2,870,010)
Transfers between subaccounts, net	(44,475)	90,990	(1,339,230)
Maintenance charges and mortality adjustments	(207)	(22,910)	(78,485)

Increase (decrease) in net assets from contract transactions	(50,149)	(455,088)	(3,496,263)

Total increase (decrease) in net assets	(40,392)	642,966	1,001,010

Net assets as of December 31, 2021	$86,180	$5,845,403	$23,653,619

(d) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.
41

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	American Century VP Value	American Funds IS® Asset Allocation	American Funds IS® Capital World Bond
Net assets as of December 31, 2019	$37,557,917	$15,495,724	$7,765,139

Investment income (loss):
Dividend distributions	587,846	320,262	89,719
Investment Expenses:
Mortality and expense risk and administrative charges	(213,594)	(163,186)	(57,692)

Net investment income (loss)	374,252	157,076	32,027

Increase (decrease) in net assets from operations:
Capital gain distributions	750,342	97,126	147,455
Realized capital gain (loss) on investments	715,107	52,842	67,334
Change in unrealized appreciation (depreciation)	(2,563,150)	2,624,286	387,116

Net gain (loss) on investments	(1,097,701)	2,774,254	601,905

Net increase (decrease) in net assets from operations	(723,449)	2,931,330	633,932

Contract owner transactions:
Variable annuity deposits	626,229	3,016,526	727,119
Terminations, withdrawals and annuity payments	(2,353,926)	(1,283,936)	(444,238)
Transfers between subaccounts, net	(5,223,004)	4,491,704	436,357
Maintenance charges and mortality adjustments	(112,514)	(39,930)	(23,113)

Increase (decrease) in net assets from contract transactions	(7,063,215)	6,184,364	696,125

Total increase (decrease) in net assets	(7,786,664)	9,115,694	1,330,057

Net assets as of December 31, 2020	$29,771,253	$24,611,418	$9,095,196

Investment income (loss):
Dividend distributions	537,495	381,310	52,136
Investment Expenses:
Mortality and expense risk and administrative charges	(259,830)	(217,128)	(39,055)

Net investment income (loss)	277,665	164,182	13,081

Increase (decrease) in net assets from operations:
Capital gain distributions	—	862,789	92,717
Realized capital gain (loss) on investments	2,047,690	854,291	210,723
Change in unrealized appreciation (depreciation)	4,403,194	1,601,809	(690,593)

Net gain (loss) on investments	6,450,884	3,318,889	(387,153)

Net increase (decrease) in net assets from operations	6,728,549	3,483,071	(374,072)

Contract owner transactions:
Variable annuity deposits	771,879	2,834,036	245,341
Terminations, withdrawals and annuity payments	(4,777,396)	(3,015,736)	(561,511)
Transfers between subaccounts, net	2,690,059	2,302,596	(5,098,374)
Maintenance charges and mortality adjustments	(127,801)	(51,466)	(12,697)

Increase (decrease) in net assets from contract transactions	(1,443,259)	2,069,430	(5,427,241)

Total increase (decrease) in net assets	5,285,290	5,552,501	(5,801,313)

Net assets as of December 31, 2021	$35,056,543	$30,163,919	$3,293,883

The accompanying notes are an integral part of these financial statements.
42

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	American Funds IS® Global Growth	American Funds IS® Global Small Capitalization	American Funds IS® Growth
Net assets as of December 31, 2019	$11,595,876	$171,535	$1,625,802

Investment income (loss):
Dividend distributions	17,679	214	6,085
Investment Expenses:
Mortality and expense risk and administrative charges	(90,038)	(2,167)	(30,495)

Net investment income (loss)	(72,359)	(1,953)	(24,410)

Increase (decrease) in net assets from operations:
Capital gain distributions	312,221	10,351	70,825
Realized capital gain (loss) on investments	458,513	811	80,041
Change in unrealized appreciation (depreciation)	2,452,326	34,648	1,120,382

Net gain (loss) on investments	3,223,060	45,810	1,271,248

Net increase (decrease) in net assets from operations	3,150,701	43,857	1,246,838

Contract owner transactions:
Variable annuity deposits	897,854	—	1,274,909
Terminations, withdrawals and annuity payments	(640,735)	(2,476)	(236,271)
Transfers between subaccounts, net	(755,059)	(7,901)	(616,507)
Maintenance charges and mortality adjustments	(38,202)	—	(2,045)

Increase (decrease) in net assets from contract transactions	(536,142)	(10,377)	420,086

Total increase (decrease) in net assets	2,614,559	33,480	1,666,924

Net assets as of December 31, 2020	$14,210,435	$205,015	$3,292,726

Investment income (loss):
Dividend distributions	32,734	—	3,745
Investment Expenses:
Mortality and expense risk and administrative charges	(123,475)	(4,108)	(49,488)

Net investment income (loss)	(90,741)	(4,108)	(45,743)

Increase (decrease) in net assets from operations:
Capital gain distributions	751,499	5,632	816,505
Realized capital gain (loss) on investments	654,095	6,601	143,758
Change in unrealized appreciation (depreciation)	882,309	(11,470)	9,213

Net gain (loss) on investments	2,287,903	763	969,476

Net increase (decrease) in net assets from operations	2,197,162	(3,345)	923,733

Contract owner transactions:
Variable annuity deposits	1,632,079	299,395	579,614
Terminations, withdrawals and annuity payments	(1,239,165)	(6,252)	(340,822)
Transfers between subaccounts, net	503,420	197,504	(241,744)
Maintenance charges and mortality adjustments	(33,265)	(52)	(4,584)

Increase (decrease) in net assets from contract transactions	863,069	490,595	(7,536)

Total increase (decrease) in net assets	3,060,231	487,250	916,197

Net assets as of December 31, 2021	$17,270,666	$692,265	$4,208,923

The accompanying notes are an integral part of these financial statements.
43

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	American Funds IS® Growth- Income	American Funds IS® International	American Funds IS® International Growth and Income
Net assets as of December 31, 2019	$20,436,381	$6,992,243	$169,426

Investment income (loss):
Dividend distributions	267,272	24,844	1,383
Investment Expenses:
Mortality and expense risk and administrative charges	(185,852)	(42,873)	(1,257)

Net investment income (loss)	81,420	(18,029)	126

Increase (decrease) in net assets from operations:
Capital gain distributions	660,119	—	—
Realized capital gain (loss) on investments	24,545	(234,777)	(5,846)
Change in unrealized appreciation (depreciation)	2,330,151	803,817	7,031

Net gain (loss) on investments	3,014,815	569,040	1,185

Net increase (decrease) in net assets from operations	3,096,235	551,011	1,311

Contract owner transactions:
Variable annuity deposits	2,906,315	681,814	70,885
Terminations, withdrawals and annuity payments	(1,426,436)	(358,351)	(87,644)
Transfers between subaccounts, net	(134,923)	(1,442,033)	(32,647)
Maintenance charges and mortality adjustments	(61,350)	(11,880)	(21)

Increase (decrease) in net assets from contract transactions	1,283,606	(1,130,450)	(49,427)

Total increase (decrease) in net assets	4,379,841	(579,439)	(48,116)

Net assets as of December 31, 2020	$24,816,222	$6,412,804	$121,310

Investment income (loss):
Dividend distributions	296,240	146,990	10,529
Investment Expenses:
Mortality and expense risk and administrative charges	(232,370)	(47,581)	(2,000)

Net investment income (loss)	63,870	99,409	8,529

Increase (decrease) in net assets from operations:
Capital gain distributions	287,301	—	—
Realized capital gain (loss) on investments	998,924	199,713	1,169
Change in unrealized appreciation (depreciation)	4,468,148	(449,150)	(8,084)

Net gain (loss) on investments	5,754,373	(249,437)	(6,915)

Net increase (decrease) in net assets from operations	5,818,243	(150,028)	1,614

Contract owner transactions:
Variable annuity deposits	2,177,695	737,078	226,253
Terminations, withdrawals and annuity payments	(2,802,983)	(360,860)	(5,832)
Transfers between subaccounts, net	4,148,722	(401,676)	93,311
Maintenance charges and mortality adjustments	(72,329)	(10,420)	(147)

Increase (decrease) in net assets from contract transactions	3,451,105	(35,878)	313,585

Total increase (decrease) in net assets	9,269,348	(185,906)	315,199

Net assets as of December 31, 2021	$34,085,570	$6,226,898	$436,509

The accompanying notes are an integral part of these financial statements.
44

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	American Funds IS® Mortgage	American Funds IS® New World	AMG River Road Mid Cap Value (b)
Net assets as of December 31, 2019	$40,694	$2,829,026	$2,041,214

Investment income (loss):
Dividend distributions	2,969	973	1,168
Investment Expenses:
Mortality and expense risk and administrative charges	(836)	(20,251)	(14,482)

Net investment income (loss)	2,133	(19,278)	(13,314)

Increase (decrease) in net assets from operations:
Capital gain distributions	501	27,244	88,481
Realized capital gain (loss) on investments	107	41,939	(146,949)
Change in unrealized appreciation (depreciation)	8,394	508,747	52,514

Net gain (loss) on investments	9,002	577,930	(5,954)

Net increase (decrease) in net assets from operations	11,135	558,652	(19,268)

Contract owner transactions:
Variable annuity deposits	—	173,470	60,870
Terminations, withdrawals and annuity payments	(1,078)	(130,961)	(189,260)
Transfers between subaccounts, net	238,588	(266,008)	(226,372)
Maintenance charges and mortality adjustments	(697)	(4,837)	(4,266)

Increase (decrease) in net assets from contract transactions	236,813	(228,336)	(359,028)

Total increase (decrease) in net assets	247,948	330,316	(378,296)

Net assets as of December 31, 2020	$288,642	$3,159,342	$1,662,918

Investment income (loss):
Dividend distributions	735	29,122	3,449
Investment Expenses:
Mortality and expense risk and administrative charges	(792)	(29,421)	(16,555)

Net investment income (loss)	(57)	(299)	(13,106)

Increase (decrease) in net assets from operations:
Capital gain distributions	9,794	144,531	1,018,930
Realized capital gain (loss) on investments	9	94,808	(109,017)
Change in unrealized appreciation (depreciation)	(12,819)	(125,295)	(411,687)

Net gain (loss) on investments	(3,016)	114,044	498,226

Net increase (decrease) in net assets from operations	(3,073)	113,745	485,120

Contract owner transactions:
Variable annuity deposits	—	601,364	45,779
Terminations, withdrawals and annuity payments	(948)	(365,338)	(204,877)
Transfers between subaccounts, net	8,078	1,163,665	(80,460)
Maintenance charges and mortality adjustments	(913)	(8,371)	(5,005)

Increase (decrease) in net assets from contract transactions	6,217	1,391,320	(244,563)

Total increase (decrease) in net assets	3,144	1,505,065	240,557

Net assets as of December 31, 2021	$291,786	$4,664,407	$1,903,475

(b) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
45

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Ariel®	Baron Asset	BlackRock Advantage Large Cap Core V.I.
Net assets as of December 31, 2019	$3,511,286	$744,236	$258,300

Investment income (loss):
Dividend distributions	10,755	—	1,357
Investment Expenses:
Mortality and expense risk and administrative charges	(26,933)	(6,679)	(1,746)

Net investment income (loss)	(16,178)	(6,679)	(389)

Increase (decrease) in net assets from operations:
Capital gain distributions	172,152	26,164	14,547
Realized capital gain (loss) on investments	(36,235)	23,327	(22,641)
Change in unrealized appreciation (depreciation)	163,797	159,381	20,440

Net gain (loss) on investments	299,714	208,872	12,346

Net increase (decrease) in net assets from operations	283,536	202,193	11,957

Contract owner transactions:
Variable annuity deposits	51,082	36,076	2,733
Terminations, withdrawals and annuity payments	(188,190)	(59,200)	(27,927)
Transfers between subaccounts, net	(68,699)	(34,918)	(72,866)
Maintenance charges and mortality adjustments	(6,737)	(2,915)	(144)

Increase (decrease) in net assets from contract transactions	(212,544)	(60,957)	(98,204)

Total increase (decrease) in net assets	70,992	141,236	(86,247)

Net assets as of December 31, 2020	$3,582,278	$885,472	$172,053

Investment income (loss):
Dividend distributions	1,754	—	146
Investment Expenses:
Mortality and expense risk and administrative charges	(37,176)	(7,860)	(1,913)

Net investment income (loss)	(35,422)	(7,860)	(1,767)

Increase (decrease) in net assets from operations:
Capital gain distributions	215,579	63,612	141,978
Realized capital gain (loss) on investments	153,847	71,635	3,594
Change in unrealized appreciation (depreciation)	664,145	(22,291)	(93,997)

Net gain (loss) on investments	1,033,571	112,956	51,575

Net increase (decrease) in net assets from operations	998,149	105,096	49,808

Contract owner transactions:
Variable annuity deposits	45,815	42,180	19,971
Terminations, withdrawals and annuity payments	(405,617)	(129,832)	(213)
Transfers between subaccounts, net	(111,179)	2,040	121,886
Maintenance charges and mortality adjustments	(8,439)	(3,520)	(153)

Increase (decrease) in net assets from contract transactions	(479,420)	(89,132)	141,491

Total increase (decrease) in net assets	518,729	15,964	191,299

Net assets as of December 31, 2021	$4,101,007	$901,436	$363,352

The accompanying notes are an integral part of these financial statements.
46

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	BlackRock Advantage Small Cap Growth	BlackRock Basic Value V.I.	BlackRock Capital Appreciation V.I.
Net assets as of December 31, 2019	$162,046	$187,883	$72,215

Investment income (loss):
Dividend distributions	—	2,681	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,694)	(954)	(654)

Net investment income (loss)	(1,694)	1,727	(654)

Increase (decrease) in net assets from operations:
Capital gain distributions	17,190	3,364	24,040
Realized capital gain (loss) on investments	(246)	(32,772)	16,826
Change in unrealized appreciation (depreciation)	64,512	16,413	25,691

Net gain (loss) on investments	81,456	(12,995)	66,557

Net increase (decrease) in net assets from operations	79,762	(11,268)	65,903

Contract owner transactions:
Variable annuity deposits	5,746	—	119,861
Terminations, withdrawals and annuity payments	(24,633)	—	(3,040)
Transfers between subaccounts, net	23,993	(24,757)	3,286
Maintenance charges and mortality adjustments	(805)	(57)	(170)

Increase (decrease) in net assets from contract transactions	4,301	(24,814)	119,937

Total increase (decrease) in net assets	84,063	(36,082)	185,840

Net assets as of December 31, 2020	$246,109	$151,801	$258,055

Investment income (loss):
Dividend distributions	—	2,258	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,460)	(954)	(733)

Net investment income (loss)	(1,460)	1,304	(733)

Increase (decrease) in net assets from operations:
Capital gain distributions	32,311	29,131	36,136
Realized capital gain (loss) on investments	42,869	55	14,037
Change in unrealized appreciation (depreciation)	(59,742)	769	(13,074)

Net gain (loss) on investments	15,438	29,955	37,099

Net increase (decrease) in net assets from operations	13,978	31,259	36,366

Contract owner transactions:
Variable annuity deposits	4,103	26,388	—
Terminations, withdrawals and annuity payments	(116,228)	—	(728)
Transfers between subaccounts, net	(1,078)	—	(107,983)
Maintenance charges and mortality adjustments	(1,764)	(105)	(361)

Increase (decrease) in net assets from contract transactions	(114,967)	26,283	(109,072)

Total increase (decrease) in net assets	(100,989)	57,542	(72,706)

Net assets as of December 31, 2021	$145,120	$209,343	$185,349

The accompanying notes are an integral part of these financial statements.
47

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	BlackRock Equity Dividend	BlackRock Equity Dividend V.I.	BlackRock Global Allocation
Net assets as of December 31, 2019	$632,635	$6,862,951	$331,577

Investment income (loss):
Dividend distributions	11,689	128,104	365
Investment Expenses:
Mortality and expense risk and administrative charges	(5,785)	(48,399)	(1,213)

Net investment income (loss)	5,904	79,705	(848)

Increase (decrease) in net assets from operations:
Capital gain distributions	32,677	246,410	6,062
Realized capital gain (loss) on investments	(19,946)	(203,806)	(20,499)
Change in unrealized appreciation (depreciation)	22,148	128,177	12,998

Net gain (loss) on investments	34,879	170,781	(1,439)

Net increase (decrease) in net assets from operations	40,783	250,486	(2,287)

Contract owner transactions:
Variable annuity deposits	31,331	429,667	1,986
Terminations, withdrawals and annuity payments	(79,652)	(434,870)	(199,091)
Transfers between subaccounts, net	146,491	284,865	(45,130)
Maintenance charges and mortality adjustments	(3,568)	(16,698)	(1,664)

Increase (decrease) in net assets from contract transactions	94,602	262,964	(243,899)

Total increase (decrease) in net assets	135,385	513,450	(246,186)

Net assets as of December 31, 2020	$768,020	$7,376,401	$85,391

Investment income (loss):
Dividend distributions	9,558	113,728	745
Investment Expenses:
Mortality and expense risk and administrative charges	(7,533)	(64,178)	(744)

Net investment income (loss)	2,025	49,550	1

Increase (decrease) in net assets from operations:
Capital gain distributions	85,139	1,143,834	6,944
Realized capital gain (loss) on investments	8,515	391,913	2,599
Change in unrealized appreciation (depreciation)	46,246	(133,473)	(4,797)

Net gain (loss) on investments	139,900	1,402,274	4,746

Net increase (decrease) in net assets from operations	141,925	1,451,824	4,747

Contract owner transactions:
Variable annuity deposits	35,428	627,419	2,565
Terminations, withdrawals and annuity payments	(69,126)	(837,138)	(20,325)
Transfers between subaccounts, net	(19,215)	829,183	2,982
Maintenance charges and mortality adjustments	(4,227)	(18,733)	(177)

Increase (decrease) in net assets from contract transactions	(57,140)	600,731	(14,955)

Total increase (decrease) in net assets	84,785	2,052,555	(10,208)

Net assets as of December 31, 2021	$852,805	$9,428,956	$75,183

The accompanying notes are an integral part of these financial statements.
48

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	BlackRock Global Allocation V.I.	BlackRock High Yield V.I.	BlackRock International Dividend
Net assets as of December 31, 2019	$2,251,522	$9,320,004	$373,899

Investment income (loss):
Dividend distributions	37,453	488,598	1,997
Investment Expenses:
Mortality and expense risk and administrative charges	(20,458)	(97,182)	(1,333)

Net investment income (loss)	16,995	391,416	664

Increase (decrease) in net assets from operations:
Capital gain distributions	177,826	—	—
Realized capital gain (loss) on investments	4,349	559,600	(25,751)
Change in unrealized appreciation (depreciation)	309,859	173,244	6,606

Net gain (loss) on investments	492,034	732,844	(19,145)

Net increase (decrease) in net assets from operations	509,029	1,124,260	(18,481)

Contract owner transactions:
Variable annuity deposits	294,275	185,163	8,465
Terminations, withdrawals and annuity payments	(157,312)	(868,653)	(19,644)
Transfers between subaccounts, net	383,650	(3,568,647)	(254,085)
Maintenance charges and mortality adjustments	(6,499)	(20,803)	(672)

Increase (decrease) in net assets from contract transactions	514,114	(4,272,940)	(265,936)

Total increase (decrease) in net assets	1,023,143	(3,148,680)	(284,417)

Net assets as of December 31, 2020	$3,274,665	$6,171,324	$89,482

Investment income (loss):
Dividend distributions	25,461	325,305	2,538
Investment Expenses:
Mortality and expense risk and administrative charges	(25,473)	(58,767)	(1,045)

Net investment income (loss)	(12)	266,538	1,493

Increase (decrease) in net assets from operations:
Capital gain distributions	504,721	25,307	5,460
Realized capital gain (loss) on investments	111,639	97,157	157
Change in unrealized appreciation (depreciation)	(429,376)	(71,085)	5,677

Net gain (loss) on investments	186,984	51,379	11,294

Net increase (decrease) in net assets from operations	186,972	317,917	12,787

Contract owner transactions:
Variable annuity deposits	271,280	463,981	5,777
Terminations, withdrawals and annuity payments	(442,495)	(1,012,766)	(500)
Transfers between subaccounts, net	(234,701)	3,031,107	36,203
Maintenance charges and mortality adjustments	(5,949)	(25,130)	(429)

Increase (decrease) in net assets from contract transactions	(411,865)	2,457,192	41,051

Total increase (decrease) in net assets	(224,893)	2,775,109	53,838

Net assets as of December 31, 2021	$3,049,772	$8,946,433	$143,320

The accompanying notes are an integral part of these financial statements.
49

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	BlackRock Large Cap Focus Growth V.I.	BNY Mellon Appreciation	BNY Mellon Dynamic Value
Net assets as of December 31, 2019	$155,801	$5,996,871	$3,663,712

Investment income (loss):
Dividend distributions	—	43,736	19,118
Investment Expenses:
Mortality and expense risk and administrative charges	(1,453)	(60,879)	(27,404)

Net investment income (loss)	(1,453)	(17,143)	(8,286)

Increase (decrease) in net assets from operations:
Capital gain distributions	10,093	338,257	67,628
Realized capital gain (loss) on investments	9,965	5,560	(16,299)
Change in unrealized appreciation (depreciation)	46,573	1,235,308	655

Net gain (loss) on investments	66,631	1,579,125	51,984

Net increase (decrease) in net assets from operations	65,178	1,561,982	43,698

Contract owner transactions:
Variable annuity deposits	—	141,785	43,577
Terminations, withdrawals and annuity payments	(18,731)	(569,034)	(299,128)
Transfers between subaccounts, net	(21,924)	635,587	(89,947)
Maintenance charges and mortality adjustments	(330)	(16,049)	(7,744)

Increase (decrease) in net assets from contract transactions	(40,985)	192,289	(353,242)

Total increase (decrease) in net assets	24,193	1,754,271	(309,544)

Net assets as of December 31, 2020	$179,994	$7,751,142	$3,354,168

Investment income (loss):
Dividend distributions	—	32,447	37,231
Investment Expenses:
Mortality and expense risk and administrative charges	(1,911)	(81,924)	(34,978)

Net investment income (loss)	(1,911)	(49,477)	2,253

Increase (decrease) in net assets from operations:
Capital gain distributions	35,895	321,278	747,234
Realized capital gain (loss) on investments	1,755	527,367	140,129
Change in unrealized appreciation (depreciation)	(756)	1,323,801	152,560

Net gain (loss) on investments	36,894	2,172,446	1,039,923

Net increase (decrease) in net assets from operations	34,983	2,122,969	1,042,176

Contract owner transactions:
Variable annuity deposits	—	176,936	29,245
Terminations, withdrawals and annuity payments	(620)	(1,222,678)	(424,933)
Transfers between subaccounts, net	28,916	271,472	153,777
Maintenance charges and mortality adjustments	(614)	(18,699)	(10,144)

Increase (decrease) in net assets from contract transactions	27,682	(792,969)	(252,055)

Total increase (decrease) in net assets	62,665	1,330,000	790,121

Net assets as of December 31, 2021	$242,659	$9,081,142	$4,144,289

The accompanying notes are an integral part of these financial statements.
50

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	BNY Mellon IP MidCap Stock	BNY Mellon IP Small Cap Stock Index	BNY Mellon IP Technology Growth
Net assets as of December 31, 2019	$3,735,298	$6,973,243	$13,061,536

Investment income (loss):
Dividend distributions	22,264	65,311	9,433
Investment Expenses:
Mortality and expense risk and administrative charges	(26,344)	(42,257)	(132,457)

Net investment income (loss)	(4,080)	23,054	(123,024)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	371,891	1,509,643
Realized capital gain (loss) on investments	(350,109)	(269,146)	2,267,477
Change in unrealized appreciation (depreciation)	395,714	381,483	5,338,325

Net gain (loss) on investments	45,605	484,228	9,115,445

Net increase (decrease) in net assets from operations	41,525	507,282	8,992,421

Contract owner transactions:
Variable annuity deposits	61,768	298,276	756,906
Terminations, withdrawals and annuity payments	(440,192)	(375,593)	(1,465,355)
Transfers between subaccounts, net	415,949	(781,914)	(2,586,763)
Maintenance charges and mortality adjustments	(8,455)	(12,641)	(58,485)

Increase (decrease) in net assets from contract transactions	29,070	(871,872)	(3,353,697)

Total increase (decrease) in net assets	70,595	(364,590)	5,638,724

Net assets as of December 31, 2020	$3,805,893	$6,608,653	$18,700,260

Investment income (loss):
Dividend distributions	20,193	55,932	—
Investment Expenses:
Mortality and expense risk and administrative charges	(38,944)	(57,934)	(166,732)

Net investment income (loss)	(18,751)	(2,002)	(166,732)

Increase (decrease) in net assets from operations:
Capital gain distributions	28,986	114,531	2,818,512
Realized capital gain (loss) on investments	197,878	417,972	1,377,789
Change in unrealized appreciation (depreciation)	805,742	1,139,819	(1,804,768)

Net gain (loss) on investments	1,032,606	1,672,322	2,391,533

Net increase (decrease) in net assets from operations	1,013,855	1,670,320	2,224,801

Contract owner transactions:
Variable annuity deposits	254,495	1,116,435	2,039,369
Terminations, withdrawals and annuity payments	(946,294)	(657,335)	(2,233,690)
Transfers between subaccounts, net	1,626,037	165,942	79,635
Maintenance charges and mortality adjustments	(9,971)	(13,428)	(68,217)

Increase (decrease) in net assets from contract transactions	924,267	611,614	(182,903)

Total increase (decrease) in net assets	1,938,122	2,281,934	2,041,898

Net assets as of December 31, 2021	$5,744,015	$8,890,587	$20,742,158

The accompanying notes are an integral part of these financial statements.
51

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	BNY Mellon Opportunistic Midcap Value	BNY Mellon Stock Index	BNY Mellon VIF Appreciation
Net assets as of December 31, 2019	$2,542,887	$231,415	$1,028,287

Investment income (loss):
Dividend distributions	2,714	1,187	18,716
Investment Expenses:
Mortality and expense risk and administrative charges	(20,430)	(518)	(25,775)

Net investment income (loss)	(17,716)	669	(7,059)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	4,697	88,703
Realized capital gain (loss) on investments	(81,151)	19,567	186,043
Change in unrealized appreciation (depreciation)	477,920	(40,006)	819,916

Net gain (loss) on investments	396,769	(15,742)	1,094,662

Net increase (decrease) in net assets from operations	379,053	(15,073)	1,087,603

Contract owner transactions:
Variable annuity deposits	26,937	120,310	67,011
Terminations, withdrawals and annuity payments	(157,494)	(5,680)	(112,685)
Transfers between subaccounts, net	(167,335)	(167,968)	3,272,125
Maintenance charges and mortality adjustments	(5,206)	(45)	(13,461)

Increase (decrease) in net assets from contract transactions	(303,098)	(53,383)	3,212,990

Total increase (decrease) in net assets	75,955	(68,456)	4,300,593

Net assets as of December 31, 2020	$2,618,842	$162,959	$5,328,880

Investment income (loss):
Dividend distributions	406	380	12,453
Investment Expenses:
Mortality and expense risk and administrative charges	(25,000)	(139)	(44,502)

Net investment income (loss)	(24,594)	241	(32,049)

Increase (decrease) in net assets from operations:
Capital gain distributions	304,427	1,832	583,540
Realized capital gain (loss) on investments	52,241	12,459	425,852
Change in unrealized appreciation (depreciation)	46,422	(558)	400,301

Net gain (loss) on investments	403,090	13,733	1,409,693

Net increase (decrease) in net assets from operations	378,496	13,974	1,377,644

Contract owner transactions:
Variable annuity deposits	20,770	8,680	948,141
Terminations, withdrawals and annuity payments	(252,077)	(922)	(1,608,940)
Transfers between subaccounts, net	(76,176)	(128,783)	978,955
Maintenance charges and mortality adjustments	(5,804)	(89)	(17,815)

Increase (decrease) in net assets from contract transactions	(313,287)	(121,114)	300,341

Total increase (decrease) in net assets	65,209	(107,140)	1,677,985

Net assets as of December 31, 2021	$2,684,051	$55,819	$7,006,865

The accompanying notes are an integral part of these financial statements.
52

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Calamos® Growth	Calamos® Growth and Income	Calamos® High Income Opportunities
Net assets as of December 31, 2019	$9,176,159	$7,978,377	$450,910

Investment income (loss):
Dividend distributions	—	91,079	23,242
Investment Expenses:
Mortality and expense risk and administrative charges	(82,284)	(70,198)	(3,835)

Net investment income (loss)	(82,284)	20,881	19,407

Increase (decrease) in net assets from operations:
Capital gain distributions	1,051,995	184,366	—
Realized capital gain (loss) on investments	(171,402)	142,599	(8,525)
Change in unrealized appreciation (depreciation)	1,789,355	1,182,121	2,638

Net gain (loss) on investments	2,669,948	1,509,086	(5,887)

Net increase (decrease) in net assets from operations	2,587,664	1,529,967	13,520

Contract owner transactions:
Variable annuity deposits	125,150	105,754	21,519
Terminations, withdrawals and annuity payments	(1,080,332)	(750,186)	(36,110)
Transfers between subaccounts, net	(437,273)	(169,679)	327
Maintenance charges and mortality adjustments	(23,021)	(19,423)	(1,955)

Increase (decrease) in net assets from contract transactions	(1,415,476)	(833,534)	(16,219)

Total increase (decrease) in net assets	1,172,188	696,433	(2,699)

Net assets as of December 31, 2020	$10,348,347	$8,674,810	$448,211

Investment income (loss):
Dividend distributions	—	45,450	19,990
Investment Expenses:
Mortality and expense risk and administrative charges	(100,501)	(90,012)	(4,074)

Net investment income (loss)	(100,501)	(44,562)	15,916

Increase (decrease) in net assets from operations:
Capital gain distributions	1,234,474	525,277	—
Realized capital gain (loss) on investments	169,252	319,575	(3,203)
Change in unrealized appreciation (depreciation)	908,234	959,641	11,437

Net gain (loss) on investments	2,311,960	1,804,493	8,234

Net increase (decrease) in net assets from operations	2,211,459	1,759,931	24,150

Contract owner transactions:
Variable annuity deposits	91,997	79,603	15,012
Terminations, withdrawals and annuity payments	(1,037,345)	(972,156)	(70,633)
Transfers between subaccounts, net	(186,171)	1,373,299	4,327
Maintenance charges and mortality adjustments	(19,092)	(22,045)	(2,034)
Increase (decrease) in net assets from contract transactions	(1,150,611)	458,701	(53,328)

Total increase (decrease) in net assets	1,060,848	2,218,632	(29,178)

Net assets as of December 31, 2021	$11,409,195	$10,893,442	$419,033

The accompanying notes are an integral part of these financial statements.
53

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	ClearBridge Small Cap Growth	ClearBridge Variable Aggressive Growth	ClearBridge Variable Small Cap Growth
Net assets as of December 31, 2019	$17,080	$14,213,298	$7,223,355

Investment income (loss):
Dividend distributions	—	56,484	—
Investment Expenses:
Mortality and expense risk and administrative charges	(166)	(82,353)	(79,750)

Net investment income (loss)	(166)	(25,869)	(79,750)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,592	923,834	716,599
Realized capital gain (loss) on investments	52	242,710	538,144
Change in unrealized appreciation (depreciation)	5,724	59,652	2,217,555

Net gain (loss) on investments	7,368	1,226,196	3,472,298

Net increase (decrease) in net assets from operations	7,202	1,200,327	3,392,548

Contract owner transactions:
Variable annuity deposits	—	108,472	166,779
Terminations, withdrawals and annuity payments	—	(1,496,045)	(709,299)
Transfers between subaccounts, net	—	(3,340,119)	508,950
Maintenance charges and mortality adjustments	(4)	(50,481)	(36,803)

Increase (decrease) in net assets from contract transactions	(4)	(4,778,173)	(70,373)

Total increase (decrease) in net assets	7,198	(3,577,846)	3,322,175

Net assets as of December 31, 2020	$24,278	$10,635,452	$10,545,530

Investment income (loss):
Dividend distributions	—	14,146	—
Investment Expenses:
Mortality and expense risk and administrative charges	(240)	(73,288)	(105,047)

Net investment income (loss)	(240)	(59,142)	(105,047)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,843	2,158,048	1,231,463
Realized capital gain (loss) on investments	112	892,609	1,110,357
Change in unrealized appreciation (depreciation)	(70)	(1,972,640)	(1,096,632)

Net gain (loss) on investments	2,885	1,078,017	1,245,188

Net increase (decrease) in net assets from operations	2,645	1,018,875	1,140,141

Contract owner transactions:
Variable annuity deposits	—	113,482	464,271
Terminations, withdrawals and annuity payments	—	(1,248,062)	(1,666,830)
Transfers between subaccounts, net	—	(2,994,695)	(263,536)
Maintenance charges and mortality adjustments	(4)	(43,091)	(44,785)

Increase (decrease) in net assets from contract transactions	(4)	(4,172,366)	(1,510,880)

Total increase (decrease) in net assets	2,641	(3,153,491)	(370,739)

Net assets as of December 31, 2021	$26,919	$7,481,961	$10,174,791

The accompanying notes are an integral part of these financial statements.
54

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Delaware Ivy Asset Strategy (b)	Delaware Ivy VIP Asset Strategy (b)	Delaware Ivy VIP Balanced (b)
Net assets as of December 31, 2019	$260,847	$677,775	$76,977

Investment income (loss):
Dividend distributions	3,955	20,618	1,065
Investment Expenses:
Mortality and expense risk and administrative charges	(2,041)	(7,172)	(501)

Net investment income (loss)	1,914	13,446	564

Increase (decrease) in net assets from operations:
Capital gain distributions	2,441	16,612	4,058
Realized capital gain (loss) on investments	(17,237)	4,905	(27)
Change in unrealized appreciation (depreciation)	34,099	120,522	10,830

Net gain (loss) on investments	19,303	142,039	14,861

Net increase (decrease) in net assets from operations	21,217	155,485	15,425

Contract owner transactions:
Variable annuity deposits	12,015	288,742	—
Terminations, withdrawals and annuity payments	(42,794)	(42,007)	—
Transfers between subaccounts, net	(13,848)	36,575	48,170
Maintenance charges and mortality adjustments	(467)	(2,217)	(68)

Increase (decrease) in net assets from contract transactions	(45,094)	281,093	48,102

Total increase (decrease) in net assets	(23,877)	436,578	63,527

Net assets as of December 31, 2020	$236,970	$1,114,353	$140,504

Investment income (loss):
Dividend distributions	5,340	18,463	934
Investment Expenses:
Mortality and expense risk and administrative charges	(2,284)	(9,786)	(247)

Net investment income (loss)	3,056	8,677	687

Increase (decrease) in net assets from operations:
Capital gain distributions	21,711	119,186	5,693
Realized capital gain (loss) on investments	1,426	8,409	4,648
Change in unrealized appreciation (depreciation)	4,160	(30,993)	2,175

Net gain (loss) on investments	27,297	96,602	12,516

Net increase (decrease) in net assets from operations	30,353	105,279	13,203

Contract owner transactions:
Variable annuity deposits	11,376	7,535	—
Terminations, withdrawals and annuity payments	(20,593)	(42,313)	—
Transfers between subaccounts, net	1,354	503	(52,567)
Maintenance charges and mortality adjustments	(222)	(3,012)	(192)

Increase (decrease) in net assets from contract transactions	(8,085)	(37,287)	(52,759)

Total increase (decrease) in net assets	22,268	67,992	(39,556)

Net assets as of December 31, 2021	$259,238	$1,182,345	$100,948

(b) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
55

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Delaware Ivy VIP Core Equity (b)	Delaware Ivy VIP Energy (b)	Delaware Ivy VIP Global Bond (b)
Net assets as of December 31, 2019	$122,065	$119,752	$116,625

Investment income (loss):
Dividend distributions	662	1,240	4,679
Investment Expenses:
Mortality and expense risk and administrative charges	(450)	(432)	(240)

Net investment income (loss)	212	808	4,439

Increase (decrease) in net assets from operations:
Capital gain distributions	6,719	—	—
Realized capital gain (loss) on investments	(69)	(7,381)	(2,448)
Change in unrealized appreciation (depreciation)	18,651	(38,716)	(716)

Net gain (loss) on investments	25,301	(46,097)	(3,164)

Net increase (decrease) in net assets from operations	25,513	(45,289)	1,275

Contract owner transactions:
Variable annuity deposits	—	3	—
Terminations, withdrawals and annuity payments	(900)	(1,679)	(104,285)
Transfers between subaccounts, net	—	(1,214)	—
Maintenance charges and mortality adjustments	(26)	(15)	(11)

Increase (decrease) in net assets from contract transactions	(926)	(2,905)	(104,296)

Total increase (decrease) in net assets	24,587	(48,194)	(103,021)

Net assets as of December 31, 2020	$146,652	$71,558	$13,604

Investment income (loss):
Dividend distributions	18	975	740
Investment Expenses:
Mortality and expense risk and administrative charges	(35)	(281)	(62)

Net investment income (loss)	(17)	694	678

Increase (decrease) in net assets from operations:
Capital gain distributions	129	—	—
Realized capital gain (loss) on investments	14,832	(35,556)	12
Change in unrealized appreciation (depreciation)	(16,196)	51,206	(872)

Net gain (loss) on investments	(1,235)	15,650	(860)

Net increase (decrease) in net assets from operations	(1,252)	16,344	(182)

Contract owner transactions:
Variable annuity deposits	3,359	3,871	15,016
Terminations, withdrawals and annuity payments	(294)	(11,373)	(1,175)
Transfers between subaccounts, net	(144,659)	74,026	(6,887)
Maintenance charges and mortality adjustments	(10)	(41)	(36)

Increase (decrease) in net assets from contract transactions	(141,604)	66,483	6,918

Total increase (decrease) in net assets	(142,856)	82,827	6,736

Net assets as of December 31, 2021	$3,796	$154,385	$20,340

(b) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
56

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Delaware Ivy VIP Global Equity Income (b)	Delaware Ivy VIP Global Growth (b)	Delaware Ivy VIP Growth (b)
Net assets as of December 31, 2019	$33,874	$687,909	$227,842

Investment income (loss):
Dividend distributions	786	2,822	—
Investment Expenses:
Mortality and expense risk and administrative charges	(112)	(2,506)	(753)

Net investment income (loss)	674	316	(753)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	31,119
Realized capital gain (loss) on investments	(49)	(366)	2,596
Change in unrealized appreciation (depreciation)	310	138,551	25,327

Net gain (loss) on investments	261	138,185	59,042

Net increase (decrease) in net assets from operations	935	138,501	58,289

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	—	(871)
Transfers between subaccounts, net	—	—	(91,872)
Maintenance charges and mortality adjustments	(27)	(1)	(478)

Increase (decrease) in net assets from contract transactions	(27)	(1)	(93,221)

Total increase (decrease) in net assets	908	138,500	(34,932)

Net assets as of December 31, 2020	$34,782	$826,409	$192,910

Investment income (loss):
Dividend distributions	835	500	—
Investment Expenses:
Mortality and expense risk and administrative charges	(179)	(2,282)	(509)

Net investment income (loss)	656	(1,782)	(509)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	42,438	20,034
Realized capital gain (loss) on investments	(47)	277	7,088
Change in unrealized appreciation (depreciation)	9,934	104,251	26,965

Net gain (loss) on investments	9,887	146,966	54,087

Net increase (decrease) in net assets from operations	10,543	145,184	53,578

Contract owner transactions:
Variable annuity deposits	108,081	—	—
Terminations, withdrawals and annuity payments	(1,810)	—	—
Transfers between subaccounts, net	—	—	(33,949)
Maintenance charges and mortality adjustments	(76)	(4)	(556)

Increase (decrease) in net assets from contract transactions	106,195	(4)	(34,505)

Total increase (decrease) in net assets	116,738	145,180	19,073

Net assets as of December 31, 2021	$151,520	$971,589	$211,983

(b) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
57

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Delaware Ivy VIP High Income (b)	Delaware Ivy VIP International Core Equity (b)	Delaware Ivy VIP Limited- Term Bond (b)
Net assets as of December 31, 2019	$628,258	$535,978	$—

Investment income (loss):
Dividend distributions	141,298	10,225	7
Investment Expenses:
Mortality and expense risk and administrative charges	(8,300)	(2,765)	(3)

Net investment income (loss)	132,998	7,460	4

Increase (decrease) in net assets from operations:
Capital gain distributions	—	79	—
Realized capital gain (loss) on investments	(47,627)	(9,373)	141
Change in unrealized appreciation (depreciation)	54,805	30,577	—

Net gain (loss) on investments	7,178	21,283	141

Net increase (decrease) in net assets from operations	140,176	28,743	145

Contract owner transactions:
Variable annuity deposits	469	—	109
Terminations, withdrawals and annuity payments	(3,524)	(86)	—
Transfers between subaccounts, net	(229,029)	(89,887)	(254)
Maintenance charges and mortality adjustments	(144)	(515)	—

Increase (decrease) in net assets from contract transactions	(232,228)	(90,488)	(145)

Total increase (decrease) in net assets	(92,052)	(61,745)	—

Net assets as of December 31, 2020	$536,206	$474,233	$—

Investment income (loss):
Dividend distributions	35,375	5,257	1,021
Investment Expenses:
Mortality and expense risk and administrative charges	(5,355)	(2,861)	(126)

Net investment income (loss)	30,020	2,396	895

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	276
Realized capital gain (loss) on investments	7,768	4,670	(39)
Change in unrealized appreciation (depreciation)	(10,226)	56,247	(1,482)

Net gain (loss) on investments	(2,458)	60,917	(1,245)

Net increase (decrease) in net assets from operations	27,562	63,313	(350)

Contract owner transactions:
Variable annuity deposits	22,627	5,439	—
Terminations, withdrawals and annuity payments	(42,065)	—	(223)
Transfers between subaccounts, net	42,174	(40,523)	72,463
Maintenance charges and mortality adjustments	(298)	(642)	(103)

Increase (decrease) in net assets from contract transactions	22,438	(35,726)	72,137

Total increase (decrease) in net assets	50,000	27,587	71,787

Net assets as of December 31, 2021	$586,206	$501,820	$71,787

(b) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
58

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Delaware Ivy VIP Mid Cap Growth (b)	Delaware Ivy VIP Natural Resources (b)	Delaware Ivy VIP Science And Technology (b)
Net assets as of December 31, 2019	$58,646	$—	$392,869

Investment income (loss):
Dividend distributions	—	2,966	—
Investment Expenses:
Mortality and expense risk and administrative charges	(922)	(332)	(4,560)

Net investment income (loss)	(922)	2,634	(4,560)

Increase (decrease) in net assets from operations:
Capital gain distributions	4,546	—	45,977
Realized capital gain (loss) on investments	1,181	1,927	12,251
Change in unrealized appreciation (depreciation)	50,794	40,129	42,972

Net gain (loss) on investments	56,521	42,056	101,200

Net increase (decrease) in net assets from operations	55,599	44,690	96,640

Contract owner transactions:
Variable annuity deposits	44,279	—	11,459
Terminations, withdrawals and annuity payments	(5,215)	(1,450)	(130,834)
Transfers between subaccounts, net	84,017	90,826	37,134
Maintenance charges and mortality adjustments	(74)	(212)	(65)

Increase (decrease) in net assets from contract transactions	123,007	89,164	(82,306)

Total increase (decrease) in net assets	178,606	133,854	14,334

Net assets as of December 31, 2020	$237,252	$133,854	$407,203

Investment income (loss):
Dividend distributions	—	2,445	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,748)	(413)	(3,880)

Net investment income (loss)	(1,748)	2,032	(3,880)

Increase (decrease) in net assets from operations:
Capital gain distributions	27,545	—	79,044
Realized capital gain (loss) on investments	26,224	35,026	60,534
Change in unrealized appreciation (depreciation)	(12,788)	(4,268)	(89,767)

Net gain (loss) on investments	40,981	30,758	49,811

Net increase (decrease) in net assets from operations	39,233	32,790	45,931

Contract owner transactions:
Variable annuity deposits	69,520	101,302	2,500
Terminations, withdrawals and annuity payments	(24,741)	(82,963)	(33,007)
Transfers between subaccounts, net	(32,008)	5,121	(150,012)
Maintenance charges and mortality adjustments	(295)	(344)	(282)

Increase (decrease) in net assets from contract transactions	12,476	23,116	(180,801)

Total increase (decrease) in net assets	51,709	55,906	(134,870)

Net assets as of December 31, 2021	$288,961	$189,760	$272,333

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
59

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Delaware Ivy VIP Securian Real Estate Securities (b)	Delaware Ivy VIP Small Cap Growth (b)	Delaware Ivy VIP Smid Cap Core (b)
Net assets as of December 31, 2019	$58,745	$170,461	$302,799

Investment income (loss):
Dividend distributions	892	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(654)	(1,492)	(1,250)

Net investment income (loss)	238	(1,492)	(1,250)

Increase (decrease) in net assets from operations:
Capital gain distributions	4,084	—	13,368
Realized capital gain (loss) on investments	(296)	(12,522)	(15,334)
Change in unrealized appreciation (depreciation)	(6,621)	62,711	16,942

Net gain (loss) on investments	(2,833)	50,189	14,976

Net increase (decrease) in net assets from operations	(2,595)	48,697	13,726

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(732)	(35,647)	(18,590)
Transfers between subaccounts, net	—	(4,011)	(21,406)
Maintenance charges and mortality adjustments	(9)	(89)	(395)

Increase (decrease) in net assets from contract transactions	(741)	(39,747)	(40,391)

Total increase (decrease) in net assets	(3,336)	8,950	(26,665)

Net assets as of December 31, 2020	$55,409	$179,411	$276,134

Investment income (loss):
Dividend distributions	403	2,409	—
Investment Expenses:
Mortality and expense risk and administrative charges	(515)	(1,731)	(1,212)

Net investment income (loss)	(112)	678	(1,212)

Increase (decrease) in net assets from operations:
Capital gain distributions	677	29,483	—
Realized capital gain (loss) on investments	(4,036)	2,010	3,664
Change in unrealized appreciation (depreciation)	19,074	(28,078)	51,843

Net gain (loss) on investments	15,715	3,415	55,507

Net increase (decrease) in net assets from operations	15,603	4,093	54,295

Contract owner transactions:
Variable annuity deposits	—	73,117	15,689
Terminations, withdrawals and annuity payments	(228)	(13,000)	(77,889)
Transfers between subaccounts, net	(17,562)	1,884	(21,397)
Maintenance charges and mortality adjustments	(32)	(276)	(586)

Increase (decrease) in net assets from contract transactions	(17,822)	61,725	(84,183)

Total increase (decrease) in net assets	(2,219)	65,818	(29,888)

Net assets as of December 31, 2021	$53,190	$245,229	$246,246

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
60

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Delaware Ivy VIP Value (b)	Dimensional VA Equity Allocation	Dimensional VA Global Bond Portfolio
Net assets as of December 31, 2019	$233,464	$362,481	$807,180

Investment income (loss):
Dividend distributions	3,924	3,956	78
Investment Expenses:
Mortality and expense risk and administrative charges	(727)	(1,275)	(3,222)

Net investment income (loss)	3,197	2,681	(3,144)

Increase (decrease) in net assets from operations:
Capital gain distributions	8,198	600	—
Realized capital gain (loss) on investments	(12,840)	27,454	1,333
Change in unrealized appreciation (depreciation)	(5,976)	23,423	10,196

Net gain (loss) on investments	(10,618)	51,477	11,529

Net increase (decrease) in net assets from operations	(7,421)	54,158	8,385

Contract owner transactions:
Variable annuity deposits	3	—	78,014
Terminations, withdrawals and annuity payments	(2,995)	(1,045)	(23,243)
Transfers between subaccounts, net	(16,833)	(155,759)	(521,305)
Maintenance charges and mortality adjustments	(450)	(157)	(358)

Increase (decrease) in net assets from contract transactions	(20,275)	(156,961)	(466,892)

Total increase (decrease) in net assets	(27,696)	(102,803)	(458,507)

Net assets as of December 31, 2020	$205,768	$259,678	$348,673

Investment income (loss):
Dividend distributions	4,262	11,711	6,439
Investment Expenses:
Mortality and expense risk and administrative charges	(603)	(970)	(2,109)

Net investment income (loss)	3,659	10,741	4,330

Increase (decrease) in net assets from operations:
Capital gain distributions	—	27,582	85
Realized capital gain (loss) on investments	5,187	11,089	(193)
Change in unrealized appreciation (depreciation)	50,407	27,394	(15,090)

Net gain (loss) on investments	55,594	66,065	(15,198)

Net increase (decrease) in net assets from operations	59,253	76,806	(10,868)

Contract owner transactions:
Variable annuity deposits	—	306,146	432,297
Terminations, withdrawals and annuity payments	(2,979)	(14,547)	(45,534)
Transfers between subaccounts, net	(35,658)	(45,405)	212,638
Maintenance charges and mortality adjustments	(601)	(640)	(1,002)

Increase (decrease) in net assets from contract transactions	(39,238)	245,554	598,399

Total increase (decrease) in net assets	20,015	322,360	587,531

Net assets as of December 31, 2021	$225,783	$582,038	$936,204

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
61

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Dimensional VA Global Moderate Allocation	Dimensional VA International Small Portfolio	Dimensional VA International Value Portfolio
Net assets as of December 31, 2019	$—	$796,000	$976,840

Investment income (loss):
Dividend distributions	—	12,532	11,070
Investment Expenses:
Mortality and expense risk and administrative charges	—	(6,094)	(3,244)

Net investment income (loss)	—	6,438	7,826

Increase (decrease) in net assets from operations:
Capital gain distributions	—	11,039	—
Realized capital gain (loss) on investments	—	4,884	(39,659)
Change in unrealized appreciation (depreciation)	—	38,478	(33,281)

Net gain (loss) on investments	—	54,401	(72,940)

Net increase (decrease) in net assets from operations	—	60,839	(65,114)

Contract owner transactions:
Variable annuity deposits	—	66,911	79,722
Terminations, withdrawals and annuity payments	—	(36,903)	(134,122)
Transfers between subaccounts, net	—	(220,282)	(320,860)
Maintenance charges and mortality adjustments	—	(783)	(420)

Increase (decrease) in net assets from contract transactions	—	(191,057)	(375,680)

Total increase (decrease) in net assets	—	(130,218)	(440,794)

Net assets as of December 31, 2020	$—	$665,782	$536,046

Investment income (loss):
Dividend distributions	5,847	48,037	44,477
Investment Expenses:
Mortality and expense risk and administrative charges	(349)	(7,925)	(3,961)

Net investment income (loss)	5,498	40,112	40,516

Increase (decrease) in net assets from operations:
Capital gain distributions	13,107	129,563	—
Realized capital gain (loss) on investments	14,837	21,383	10,436
Change in unrealized appreciation (depreciation)	(16,582)	(27,517)	49,874

Net gain (loss) on investments	11,362	123,429	60,310

Net increase (decrease) in net assets from operations	16,860	163,541	100,826

Contract owner transactions:
Variable annuity deposits	1,828,446	572,784	515,934
Terminations, withdrawals and annuity payments	(110,634)	(112,176)	(121,091)
Transfers between subaccounts, net	(1,321,174)	762,014	200,726
Maintenance charges and mortality adjustments	—	(2,910)	(1,104)

Increase (decrease) in net assets from contract transactions	396,638	1,219,712	594,465

Total increase (decrease) in net assets	413,498	1,383,253	695,291

Net assets as of December 31, 2021	$413,498	$2,049,035	$1,231,337

The accompanying notes are an integral part of these financial statements.
62

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Dimensional VA Short-Term Fixed Portfolio	Dimensional VA U.S. Large Value Portfolio	Dimensional VA U.S. Targeted Value Portfolio
Net assets as of December 31, 2019	$730,129	$3,062,371	$1,186,056

Investment income (loss):
Dividend distributions	2,181	50,249	19,378
Investment Expenses:
Mortality and expense risk and administrative charges	(7,020)	(14,779)	(8,653)

Net investment income (loss)	(4,839)	35,470	10,725

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	1,088	(4,815)	(43,551)
Change in unrealized appreciation (depreciation)	450	(132,162)	71,935

Net gain (loss) on investments	1,538	(136,977)	28,384

Net increase (decrease) in net assets from operations	(3,301)	(101,507)	39,109

Contract owner transactions:
Variable annuity deposits	104,278	52,870	22,440
Terminations, withdrawals and annuity payments	(510)	(87,332)	(14,154)
Transfers between subaccounts, net	(463,366)	(390,572)	84,958
Maintenance charges and mortality adjustments	(526)	(1,794)	(998)

Increase (decrease) in net assets from contract transactions	(360,124)	(426,828)	92,246

Total increase (decrease) in net assets	(363,425)	(528,335)	131,355

Net assets as of December 31, 2020	$366,704	$2,534,036	$1,317,411

Investment income (loss):
Dividend distributions	80	58,362	31,513
Investment Expenses:
Mortality and expense risk and administrative charges	(3,064)	(14,732)	(9,824)

Net investment income (loss)	(2,984)	43,630	21,689

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	158,270
Realized capital gain (loss) on investments	(161)	128,700	115,132
Change in unrealized appreciation (depreciation)	(2,306)	505,081	245,767

Net gain (loss) on investments	(2,467)	633,781	519,169

Net increase (decrease) in net assets from operations	(5,451)	677,411	540,858

Contract owner transactions:
Variable annuity deposits	775,799	1,099,757	987,077
Terminations, withdrawals and annuity payments	(76,544)	(412,640)	(202,287)
Transfers between subaccounts, net	188,095	(52,627)	(150,049)
Maintenance charges and mortality adjustments	(712)	(3,115)	(1,471)

Increase (decrease) in net assets from contract transactions	886,638	631,375	633,270

Total increase (decrease) in net assets	881,187	1,308,786	1,174,128

Net assets as of December 31, 2021	$1,247,891	$3,842,822	$2,491,539

The accompanying notes are an integral part of these financial statements.
63

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	DWS Capital Growth VIP	DWS Core Equity VIP	DWS CROCI® U.S. VIP
Net assets as of December 31, 2019	$67,421	$123,138	$15,741

Investment income (loss):
Dividend distributions	117	1,298	247
Investment Expenses:
Mortality and expense risk and administrative charges	(230)	(1,163)	(43)

Net investment income (loss)	(113)	135	204

Increase (decrease) in net assets from operations:
Capital gain distributions	2,937	5,531	633
Realized capital gain (loss) on investments	1,111	(9,344)	(594)
Change in unrealized appreciation (depreciation)	10,268	10,038	(2,445)

Net gain (loss) on investments	14,316	6,225	(2,406)

Net increase (decrease) in net assets from operations	14,203	6,360	(2,202)

Contract owner transactions:
Variable annuity deposits	152	—	3
Terminations, withdrawals and annuity payments	(446)	—	(2,381)
Transfers between subaccounts, net	(27,467)	(42,526)	—
Maintenance charges and mortality adjustments	(42)	—	(9)

Increase (decrease) in net assets from contract transactions	(27,803)	(42,526)	(2,387)

Total increase (decrease) in net assets	(13,600)	(36,166)	(4,589)

Net assets as of December 31, 2020	$53,821	$86,972	$11,152

Investment income (loss):
Dividend distributions	—	434	190
Investment Expenses:
Mortality and expense risk and administrative charges	(148)	(1,414)	(29)

Net investment income (loss)	(148)	(980)	161

Increase (decrease) in net assets from operations:
Capital gain distributions	3,127	4,317	—
Realized capital gain (loss) on investments	195	160	(93)
Change in unrealized appreciation (depreciation)	8,682	16,633	2,573

Net gain (loss) on investments	12,004	21,110	2,480

Net increase (decrease) in net assets from operations	11,856	20,130	2,641

Contract owner transactions:
Variable annuity deposits	50	—	2
Terminations, withdrawals and annuity payments	(302)	—	(2,476)
Transfers between subaccounts, net	—	—	—
Maintenance charges and mortality adjustments	(119)	(18)	(24)

Increase (decrease) in net assets from contract transactions	(371)	(18)	(2,498)

Total increase (decrease) in net assets	11,485	20,112	143

Net assets as of December 31, 2021	$65,306	$107,084	$11,295

The accompanying notes are an integral part of these financial statements.
64

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	DWS Global Small Cap VIP	DWS High Income VIP	DWS International Growth VIP
Net assets as of December 31, 2019	$38,851	$10,680	$15,908

Investment income (loss):
Dividend distributions	208	547	179
Investment Expenses:
Mortality and expense risk and administrative charges	(300)	(38)	(53)

Net investment income (loss)	(92)	509	126

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(140)	(2)	29
Change in unrealized appreciation (depreciation)	6,422	67	2,589

Net gain (loss) on investments	6,282	65	2,618

Net increase (decrease) in net assets from operations	6,190	574	2,744

Contract owner transactions:
Variable annuity deposits	—	—	1
Terminations, withdrawals and annuity payments	(47)	—	(2,902)
Transfers between subaccounts, net	—	—	—
Maintenance charges and mortality adjustments	(1)	(9)	(12)

Increase (decrease) in net assets from contract transactions	(48)	(9)	(2,913)

Total increase (decrease) in net assets	6,142	565	(169)

Net assets as of December 31, 2020	$44,993	$11,245	$15,739

Investment income (loss):
Dividend distributions	35	484	5
Investment Expenses:
Mortality and expense risk and administrative charges	(376)	(664)	(37)

Net investment income (loss)	(341)	(180)	(32)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	174
Realized capital gain (loss) on investments	(11)	96	754
Change in unrealized appreciation (depreciation)	6,553	6,207	203

Net gain (loss) on investments	6,542	6,303	1,131

Net increase (decrease) in net assets from operations	6,201	6,123	1,099

Contract owner transactions:
Variable annuity deposits	—	3,500	—
Terminations, withdrawals and annuity payments	(35)	(4,408)	(3,183)
Transfers between subaccounts, net	—	292,319	—
Maintenance charges and mortality adjustments	(6)	(265)	(30)

Increase (decrease) in net assets from contract transactions	(41)	291,146	(3,213)

Total increase (decrease) in net assets	6,160	297,269	(2,114)

Net assets as of December 31, 2021	$51,153	$308,514	$13,625

The accompanying notes are an integral part of these financial statements.
65

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	DWS Small Mid Cap Value VIP	Eaton Vance VT Floating-Rate Income	Federated Hermes Corporate Bond
Net assets as of December 31, 2019	$11,189	$4,165,459	$6,808,461

Investment income (loss):
Dividend distributions	103	65,467	271,335
Investment Expenses:
Mortality and expense risk and administrative charges	(134)	(24,330)	(74,847)

Net investment income (loss)	(31)	41,137	196,488

Increase (decrease) in net assets from operations:
Capital gain distributions	759	—	—
Realized capital gain (loss) on investments	(71)	(376,650)	118,130
Change in unrealized appreciation (depreciation)	(941)	56,080	311,123

Net gain (loss) on investments	(253)	(320,570)	429,253

Net increase (decrease) in net assets from operations	(284)	(279,433)	625,741

Contract owner transactions:
Variable annuity deposits	—	7	289,825
Terminations, withdrawals and annuity payments	—	(62,812)	(852,475)
Transfers between subaccounts, net	—	(1,883,831)	1,287,690
Maintenance charges and mortality adjustments	—	(188)	(18,478)

Increase (decrease) in net assets from contract transactions	—	(1,946,824)	706,562

Total increase (decrease) in net assets	(284)	(2,226,257)	1,332,303

Net assets as of December 31, 2020	$10,905	$1,939,202	$8,140,764

Investment income (loss):
Dividend distributions	113	97,633	241,010
Investment Expenses:
Mortality and expense risk and administrative charges	(536)	(46,569)	(69,916)

Net investment income (loss)	(423)	51,064	171,094

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	6,130	10,729	104,107
Change in unrealized appreciation (depreciation)	4,862	1,565	(364,720)

Net gain (loss) on investments	10,992	12,294	(260,613)

Net increase (decrease) in net assets from operations	10,569	63,358	(89,519)

Contract owner transactions:
Variable annuity deposits	—	119,465	212,410
Terminations, withdrawals and annuity payments	(8,049)	(241)	(1,005,335)
Transfers between subaccounts, net	21,693	2,300,095	142,396
Maintenance charges and mortality adjustments	(111)	(285)	(14,032)

Increase (decrease) in net assets from contract transactions	13,533	2,419,034	(664,561)

Total increase (decrease) in net assets	24,102	2,482,392	(754,080)

Net assets as of December 31, 2021	$35,007	$4,421,594	$7,386,684

The accompanying notes are an integral part of these financial statements.
66

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond II	Fidelity® Advisor Dividend Growth
Net assets as of December 31, 2019	$3,945,177	$13,777,611	$2,497,408

Investment income (loss):
Dividend distributions	132,062	315,293	26,821
Investment Expenses:
Mortality and expense risk and administrative charges	(72,115)	(88,552)	(19,067)

Net investment income (loss)	59,947	226,741	7,754

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	58,100	52,851	(9,204)
Change in unrealized appreciation (depreciation)	36,386	24,299	(2,175)

Net gain (loss) on investments	94,486	77,150	(11,379)

Net increase (decrease) in net assets from operations	154,433	303,891	(3,625)

Contract owner transactions:
Variable annuity deposits	150,705	25,073	25,213
Terminations, withdrawals and annuity payments	(688,796)	(938,352)	(203,279)
Transfers between subaccounts, net	2,287,706	(7,053,440)	(84,014)
Maintenance charges and mortality adjustments	(22,368)	(35,658)	(5,696)

Increase (decrease) in net assets from contract transactions	1,727,247	(8,002,377)	(267,776)

Total increase (decrease) in net assets	1,881,680	(7,698,486)	(271,401)

Net assets as of December 31, 2020	$5,826,857	$6,079,125	$2,226,007

Investment income (loss):
Dividend distributions	74,968	261,710	10,174
Investment Expenses:
Mortality and expense risk and administrative charges	(44,194)	(71,144)	(22,031)

Net investment income (loss)	30,774	190,566	(11,857)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	121,479
Realized capital gain (loss) on investments	(28,517)	29,212	66,275
Change in unrealized appreciation (depreciation)	(145,323)	(50,312)	386,813

Net gain (loss) on investments	(173,840)	(21,100)	574,567

Net increase (decrease) in net assets from operations	(143,066)	169,466	562,710

Contract owner transactions:
Variable annuity deposits	269,138	5,958	15,716
Terminations, withdrawals and annuity payments	(424,086)	(702,180)	(196,966)
Transfers between subaccounts, net	(2,691,928)	(349,581)	37
Maintenance charges and mortality adjustments	(16,104)	(30,116)	(5,454)

Increase (decrease) in net assets from contract transactions	(2,862,980)	(1,075,919)	(186,667)

Total increase (decrease) in net assets	(3,006,046)	(906,453)	376,043

Net assets as of December 31, 2021	$2,820,811	$5,172,672	$2,602,050

The accompanying notes are an integral part of these financial statements.
67

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Fidelity® Advisor International Capital Appreciation (d)	Fidelity® Advisor Leveraged Company Stock	Fidelity® Advisor New Insights
Net assets as of December 31, 2019	$378,305	$55,839	$2,149,209

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(3,355)	(497)	(10,075)

Net investment income (loss)	(3,355)	(497)	(10,075)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	2,076	37,055
Realized capital gain (loss) on investments	16,266	(683)	172,639
Change in unrealized appreciation (depreciation)	58,682	14,364	(122,159)

Net gain (loss) on investments	74,948	15,757	87,535

Net increase (decrease) in net assets from operations	71,593	15,260	77,460

Contract owner transactions:
Variable annuity deposits	1,697	5,881	58,739
Terminations, withdrawals and annuity payments	(15,133)	(895)	(297,659)
Transfers between subaccounts, net	(22,683)	(7,711)	(1,673,711)
Maintenance charges and mortality adjustments	(943)	(211)	(2,133)

Increase (decrease) in net assets from contract transactions	(37,062)	(2,936)	(1,914,764)

Total increase (decrease) in net assets	34,531	12,324	(1,837,304)

Net assets as of December 31, 2020	$412,836	$68,163	$311,905

Investment income (loss):
Dividend distributions	—	26	—
Investment Expenses:
Mortality and expense risk and administrative charges	(3,619)	(703)	(2,942)

Net investment income (loss)	(3,619)	(677)	(2,942)

Increase (decrease) in net assets from operations:
Capital gain distributions	14,434	7,332	42,723
Realized capital gain (loss) on investments	41,412	2,292	7,891
Change in unrealized appreciation (depreciation)	(12,233)	7,171	18,366

Net gain (loss) on investments	43,613	16,795	68,980

Net increase (decrease) in net assets from operations	39,994	16,118	66,038

Contract owner transactions:
Variable annuity deposits	1,598	5,914	13,468
Terminations, withdrawals and annuity payments	(72,957)	(8,320)	(38,256)
Transfers between subaccounts, net	(3,744)	(309)	(3,194)
Maintenance charges and mortality adjustments	(946)	(259)	(757)

Increase (decrease) in net assets from contract transactions	(76,049)	(2,974)	(28,739)

Total increase (decrease) in net assets	(36,055)	13,144	37,299

Net assets as of December 31, 2021	$376,781	$81,307	$349,204

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.
68

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Fidelity® Advisor Real Estate	Fidelity® Advisor Stock Selector Mid Cap	Fidelity® Advisor Value Strategies
Net assets as of December 31, 2019	$2,001,510	$2,721,477	$2,033,553

Investment income (loss):
Dividend distributions	19,693	17,885	9,404
Investment Expenses:
Mortality and expense risk and administrative charges	(16,428)	(21,978)	(14,724)

Net investment income (loss)	3,265	(4,093)	(5,320)

Increase (decrease) in net assets from operations:
Capital gain distributions	42,847	37,742	—
Realized capital gain (loss) on investments	(19,028)	7,541	(42,798)
Change in unrealized appreciation (depreciation)	(183,581)	250,177	91,321

Net gain (loss) on investments	(159,762)	295,460	48,523

Net increase (decrease) in net assets from operations	(156,497)	291,367	43,203

Contract owner transactions:
Variable annuity deposits	52,068	54,887	28,227
Terminations, withdrawals and annuity payments	(182,287)	(266,767)	(142,094)
Transfers between subaccounts, net	108,559	41,811	(231,589)
Maintenance charges and mortality adjustments	(6,799)	(5,188)	(4,717)

Increase (decrease) in net assets from contract transactions	(28,459)	(175,257)	(350,173)

Total increase (decrease) in net assets	(184,956)	116,110	(306,970)

Net assets as of December 31, 2020	$1,816,554	$2,837,587	$1,726,583

Investment income (loss):
Dividend distributions	10,649	5,095	13,123
Investment Expenses:
Mortality and expense risk and administrative charges	(18,305)	(26,745)	(20,253)

Net investment income (loss)	(7,656)	(21,650)	(7,130)

Increase (decrease) in net assets from operations:
Capital gain distributions	103,758	329,417	174,905
Realized capital gain (loss) on investments	38,681	173,485	62,734
Change in unrealized appreciation (depreciation)	487,146	92,722	337,248

Net gain (loss) on investments	629,585	595,624	574,887

Net increase (decrease) in net assets from operations	621,929	573,974	567,757

Contract owner transactions:
Variable annuity deposits	45,144	53,035	25,845
Terminations, withdrawals and annuity payments	(298,354)	(329,739)	(163,971)
Transfers between subaccounts, net	(27,334)	(222,462)	447,580
Maintenance charges and mortality adjustments	(7,398)	(4,600)	(5,517)

Increase (decrease) in net assets from contract transactions	(287,942)	(503,766)	303,937

Total increase (decrease) in net assets	333,987	70,208	871,694

Net assets as of December 31, 2021	$2,150,541	$2,907,795	$2,598,277

The accompanying notes are an integral part of these financial statements.
69

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Fidelity® VIP Balanced	Fidelity® VIP Contrafund	Fidelity® VIP Disciplined Small Cap
Net assets as of December 31, 2019	$1,511,364	$14,693,721	$53,754

Investment income (loss):
Dividend distributions	16,014	10,767	282
Investment Expenses:
Mortality and expense risk and administrative charges	(8,462)	(216,920)	(509)

Net investment income (loss)	7,552	(206,153)	(227)

Increase (decrease) in net assets from operations:
Capital gain distributions	22,013	74,787	—
Realized capital gain (loss) on investments	(42,977)	795,827	(1,935)
Change in unrealized appreciation (depreciation)	162,665	4,103,337	8,954

Net gain (loss) on investments	141,701	4,973,951	7,019

Net increase (decrease) in net assets from operations	149,253	4,767,798	6,792

Contract owner transactions:
Variable annuity deposits	32,052	1,519,898	—
Terminations, withdrawals and annuity payments	(16,729)	(1,695,742)	(374)
Transfers between subaccounts, net	(305,157)	234,626	(2,302)
Maintenance charges and mortality adjustments	(442)	(85,352)	(74)

Increase (decrease) in net assets from contract transactions	(290,276)	(26,570)	(2,750)

Total increase (decrease) in net assets	(141,023)	4,741,228	4,042

Net assets as of December 31, 2020	$1,370,341	$19,434,949	$57,796

Investment income (loss):
Dividend distributions	23,767	5,453	525
Investment Expenses:
Mortality and expense risk and administrative charges	(26,807)	(254,416)	(1,478)

Net investment income (loss)	(3,040)	(248,963)	(953)

Increase (decrease) in net assets from operations:
Capital gain distributions	161,465	2,539,092	10,365
Realized capital gain (loss) on investments	13,311	1,831,808	457
Change in unrealized appreciation (depreciation)	219,978	445,272	13,877

Net gain (loss) on investments	394,754	4,816,172	24,699

Net increase (decrease) in net assets from operations	391,714	4,567,209	23,746

Contract owner transactions:
Variable annuity deposits	415,324	1,250,301	243,868
Terminations, withdrawals and annuity payments	(141,942)	(2,959,957)	(3,977)
Transfers between subaccounts, net	1,911,550	(446,449)	345,106
Maintenance charges and mortality adjustments	(1,217)	(92,469)	(336)

Increase (decrease) in net assets from contract transactions	2,183,715	(2,248,574)	584,661

Total increase (decrease) in net assets	2,575,429	2,318,635	608,407

Net assets as of December 31, 2021	$3,945,770	$21,753,584	$666,203

The accompanying notes are an integral part of these financial statements.
70

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Fidelity® VIP Emerging Markets	Fidelity® VIP Equity-Income	Fidelity® VIP Growth & Income
Net assets as of December 31, 2019	$503,136	$2,942,940	$4,378,338

Investment income (loss):
Dividend distributions	3,709	48,306	74,119
Investment Expenses:
Mortality and expense risk and administrative charges	(2,852)	(19,824)	(27,146)

Net investment income (loss)	857	28,482	46,973

Increase (decrease) in net assets from operations:
Capital gain distributions	57,410	107,020	210,895
Realized capital gain (loss) on investments	26,281	(15,647)	(195,837)
Change in unrealized appreciation (depreciation)	83,025	130,047	86,398

Net gain (loss) on investments	166,716	221,420	101,456

Net increase (decrease) in net assets from operations	167,573	249,902	148,429

Contract owner transactions:
Variable annuity deposits	15,641	215,124	209,211
Terminations, withdrawals and annuity payments	(42,461)	(237,180)	(500,972)
Transfers between subaccounts, net	(25,068)	421,125	25,472
Maintenance charges and mortality adjustments	(366)	(8,068)	(12,744)

Increase (decrease) in net assets from contract transactions	(52,254)	391,001	(279,033)

Total increase (decrease) in net assets	115,319	640,903	(130,604)

Net assets as of December 31, 2020	$618,455	$3,583,843	$4,247,734

Investment income (loss):
Dividend distributions	15,613	79,322	120,761
Investment Expenses:
Mortality and expense risk and administrative charges	(2,404)	(33,981)	(36,272)

Net investment income (loss)	13,209	45,341	84,489

Increase (decrease) in net assets from operations:
Capital gain distributions	78,346	535,756	236,873
Realized capital gain (loss) on investments	53,550	179,804	261,799
Change in unrealized appreciation (depreciation)	(177,333)	138,562	451,500

Net gain (loss) on investments	(45,437)	854,122	950,172

Net increase (decrease) in net assets from operations	(32,228)	899,463	1,034,661

Contract owner transactions:
Variable annuity deposits	205,258	1,044,142	445,243
Terminations, withdrawals and annuity payments	(65,502)	(680,552)	(560,289)
Transfers between subaccounts, net	73,162	375,791	723,748
Maintenance charges and mortality adjustments	(963)	(14,113)	(16,043)

Increase (decrease) in net assets from contract transactions	211,955	725,268	592,659

Total increase (decrease) in net assets	179,727	1,624,731	1,627,320

Net assets as of December 31, 2021	$798,182	$5,208,574	$5,875,054

The accompanying notes are an integral part of these financial statements.
71

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Fidelity® VIP Growth Opportunities	Fidelity® VIP High Income	Fidelity® VIP Index 500
Net assets as of December 31, 2019	$25,219,339	$8,423,400	$20,919,733

Investment income (loss):
Dividend distributions	—	406,500	311,757
Investment Expenses:
Mortality and expense risk and administrative charges	(359,067)	(73,744)	(241,285)

Net investment income (loss)	(359,067)	332,756	70,472

Increase (decrease) in net assets from operations:
Capital gain distributions	1,932,853	—	72,357
Realized capital gain (loss) on investments	4,165,553	(48,796)	1,018,829
Change in unrealized appreciation (depreciation)	14,856,546	35,064	1,728,938

Net gain (loss) on investments	20,954,952	(13,732)	2,820,124

Net increase (decrease) in net assets from operations	20,595,885	319,024	2,890,596

Contract owner transactions:
Variable annuity deposits	2,160,743	301,308	591,952
Terminations, withdrawals and annuity payments	(2,479,666)	(341,196)	(2,410,470)
Transfers between subaccounts, net	7,009,844	1,179,492	656,522
Maintenance charges and mortality adjustments	(138,981)	(3,345)	(99,252)

Increase (decrease) in net assets from contract transactions	6,551,940	1,136,259	(1,261,248)

Total increase (decrease) in net assets	27,147,825	1,455,283	1,629,348

Net assets as of December 31, 2020	$52,367,164	$9,878,683	$22,549,081

Investment income (loss):
Dividend distributions	—	200,078	260,317
Investment Expenses:
Mortality and expense risk and administrative charges	(502,790)	(40,611)	(286,332)

Net investment income (loss)	(502,790)	159,467	(26,015)

Increase (decrease) in net assets from operations:
Capital gain distributions	5,109,699	—	175,229
Realized capital gain (loss) on investments	5,089,360	33,620	2,691,585
Change in unrealized appreciation (depreciation)	(3,914,099)	(226,042)	2,941,600

Net gain (loss) on investments	6,284,960	(192,422)	5,808,414

Net increase (decrease) in net assets from operations	5,782,170	(32,955)	5,782,399

Contract owner transactions:
Variable annuity deposits	3,577,002	260,037	2,524,471
Terminations, withdrawals and annuity payments	(7,576,059)	(103,984)	(3,055,904)
Transfers between subaccounts, net	723,599	(448,302)	584,557
Maintenance charges and mortality adjustments	(174,565)	(3,482)	(116,942)

Increase (decrease) in net assets from contract transactions	(3,450,023)	(295,731)	(63,818)

Total increase (decrease) in net assets	2,332,147	(328,686)	5,718,581

Net assets as of December 31, 2021	$54,699,311	$9,549,997	$28,267,662

The accompanying notes are an integral part of these financial statements.
72

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Fidelity® VIP Investment Grade Bond	Fidelity® VIP Mid Cap	Fidelity® VIP Overseas
Net assets as of December 31, 2019	$6,992,465	$451,261	$2,007,883

Investment income (loss):
Dividend distributions	138,056	1,776	12,663
Investment Expenses:
Mortality and expense risk and administrative charges	(82,264)	(2,500)	(43,118)

Net investment income (loss)	55,792	(724)	(30,455)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,338	—	23,445
Realized capital gain (loss) on investments	102,137	(3,371)	128,902
Change in unrealized appreciation (depreciation)	280,568	92,499	910,283

Net gain (loss) on investments	385,043	89,128	1,062,630

Net increase (decrease) in net assets from operations	440,835	88,404	1,032,175

Contract owner transactions:
Variable annuity deposits	121,876	26	153,474
Terminations, withdrawals and annuity payments	(620,113)	(7,013)	(467,232)
Transfers between subaccounts, net	243,774	26,732	3,845,866
Maintenance charges and mortality adjustments	(34,589)	(285)	(24,553)

Increase (decrease) in net assets from contract transactions	(289,052)	19,460	3,507,555

Total increase (decrease) in net assets	151,783	107,864	4,539,730

Net assets as of December 31, 2020	$7,144,248	$559,125	$6,547,613

Investment income (loss):
Dividend distributions	115,905	3,072	21,079
Investment Expenses:
Mortality and expense risk and administrative charges	(74,366)	(3,454)	(47,321)

Net investment income (loss)	41,539	(382)	(26,242)

Increase (decrease) in net assets from operations:
Capital gain distributions	180,320	139,091	495,432
Realized capital gain (loss) on investments	73,922	18,878	396,064
Change in unrealized appreciation (depreciation)	(445,103)	(2,902)	204,406

Net gain (loss) on investments	(190,861)	155,067	1,095,902

Net increase (decrease) in net assets from operations	(149,322)	154,685	1,069,660

Contract owner transactions:
Variable annuity deposits	166,988	203,923	225,689
Terminations, withdrawals and annuity payments	(1,134,346)	(82,216)	(890,765)
Transfers between subaccounts, net	81,051	62,743	(415,640)
Maintenance charges and mortality adjustments	(32,389)	(806)	(18,667)

Increase (decrease) in net assets from contract transactions	(918,696)	183,644	(1,099,383)

Total increase (decrease) in net assets	(1,068,018)	338,329	(29,723)

Net assets as of December 31, 2021	$6,076,230	$897,454	$6,517,890

The accompanying notes are an integral part of these financial statements.
73

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Fidelity® VIP Real Estate	Fidelity® VIP Strategic Income	Franklin Allocation VIP Fund
Net assets as of December 31, 2019	$277,109	$2,153,751	$3,180,314

Investment income (loss):
Dividend distributions	5,289	36,685	38,398
Investment Expenses:
Mortality and expense risk and administrative charges	(1,293)	(6,625)	(21,884)

Net investment income (loss)	3,996	30,060	16,514

Increase (decrease) in net assets from operations:
Capital gain distributions	14,803	12,284	739,888
Realized capital gain (loss) on investments	(19,915)	(53,499)	(62,086)
Change in unrealized appreciation (depreciation)	(26,930)	40,239	(402,305)

Net gain (loss) on investments	(32,042)	(976)	275,497

Net increase (decrease) in net assets from operations	(28,046)	29,084	292,011

Contract owner transactions:
Variable annuity deposits	—	167,478	40,498
Terminations, withdrawals and annuity payments	(73,357)	(95,703)	(252,933)
Transfers between subaccounts, net	88,493	(1,008,048)	(170,174)
Maintenance charges and mortality adjustments	(68)	(515)	(13,490)

Increase (decrease) in net assets from contract transactions	15,068	(936,788)	(396,099)

Total increase (decrease) in net assets	(12,978)	(907,704)	(104,088)

Net assets as of December 31, 2020	$264,131	$1,246,047	$3,076,226

Investment income (loss):
Dividend distributions	3,567	40,340	49,184
Investment Expenses:
Mortality and expense risk and administrative charges	(1,023)	(4,019)	(23,474)

Net investment income (loss)	2,544	36,321	25,710

Increase (decrease) in net assets from operations:
Capital gain distributions	2,323	25,645	—
Realized capital gain (loss) on investments	731	6,503	(60,614)
Change in unrealized appreciation (depreciation)	105,610	(24,562)	349,892

Net gain (loss) on investments	108,664	7,586	289,278

Net increase (decrease) in net assets from operations	111,208	43,907	314,988

Contract owner transactions:
Variable annuity deposits	10,936	141,802	252,692
Terminations, withdrawals and annuity payments	(14,101)	(138,793)	(364,799)
Transfers between subaccounts, net	60,964	387,448	(175,546)
Maintenance charges and mortality adjustments	(227)	(906)	(13,490)

Increase (decrease) in net assets from contract transactions	57,572	389,551	(301,143)

Total increase (decrease) in net assets	168,780	433,458	13,845

Net assets as of December 31, 2021	$432,911	$1,679,505	$3,090,071

The accompanying notes are an integral part of these financial statements.
74

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Franklin DynaTech VIP (b)	Franklin Growth and Income VIP Fund	Franklin Income VIP Fund
Net assets as of December 31, 2019	$727,716	$237,039	$17,546,534

Investment income (loss):
Dividend distributions	—	4,576	705,238
Investment Expenses:
Mortality and expense risk and administrative charges	(3,723)	(2,438)	(102,756)

Net investment income (loss)	(3,723)	2,138	602,482

Increase (decrease) in net assets from operations:
Capital gain distributions	52,069	26,751	9,989
Realized capital gain (loss) on investments	557	(11,883)	(662,142)
Change in unrealized appreciation (depreciation)	279,326	3,156	(740,155)

Net gain (loss) on investments	331,952	18,024	(1,392,308)

Net increase (decrease) in net assets from operations	328,229	20,162	(789,826)

Contract owner transactions:
Variable annuity deposits	3	270,821	296,875
Terminations, withdrawals and annuity payments	(215)	(4,773)	(2,152,349)
Transfers between subaccounts, net	65,426	(77,801)	(3,767,012)
Maintenance charges and mortality adjustments	(23)	(121)	(48,015)

Increase (decrease) in net assets from contract transactions	65,191	188,126	(5,670,501)

Total increase (decrease) in net assets	393,420	208,288	(6,460,327)

Net assets as of December 31, 2020	$1,121,136	$445,327	$11,086,207

Investment income (loss):
Dividend distributions	—	9,559	760,494
Investment Expenses:
Mortality and expense risk and administrative charges	(4,508)	(5,275)	(128,729)

Net investment income (loss)	(4,508)	4,284	631,765

Increase (decrease) in net assets from operations:
Capital gain distributions	81,186	26,384	—
Realized capital gain (loss) on investments	1,739	3,727	112,584
Change in unrealized appreciation (depreciation)	98,910	62,415	1,229,624

Net gain (loss) on investments	181,835	92,526	1,342,208

Net increase (decrease) in net assets from operations	177,327	96,810	1,973,973

Contract owner transactions:
Variable annuity deposits	335	147,473	1,006,257
Terminations, withdrawals and annuity payments	(1,390)	(249)	(1,584,880)
Transfers between subaccounts, net	29,740	(110,997)	2,863,749
Maintenance charges and mortality adjustments	(88)	(159)	(48,669)

Increase (decrease) in net assets from contract transactions	28,597	36,068	2,236,457

Total increase (decrease) in net assets	205,924	132,878	4,210,430

Net assets as of December 31, 2021	$1,327,060	$578,205	$15,296,637

(b) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
75

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Franklin Large Cap Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Mutual Shares VIP Fund
Net assets as of December 31, 2019	$35,597	$12,389,907	$31,953

Investment income (loss):
Dividend distributions	—	209,538	750
Investment Expenses:
Mortality and expense risk and administrative charges	(445)	(72,427)	(347)

Net investment income (loss)	(445)	137,111	403

Increase (decrease) in net assets from operations:
Capital gain distributions	19,762	167,831	1,043
Realized capital gain (loss) on investments	(8,096)	(767,476)	(256)
Change in unrealized appreciation (depreciation)	1,742	(450,357)	(3,270)

Net gain (loss) on investments	13,408	(1,050,002)	(2,483)

Net increase (decrease) in net assets from operations	12,963	(912,891)	(2,080)

Contract owner transactions:
Variable annuity deposits	—	61,854	—
Terminations, withdrawals and annuity payments	(72)	(1,231,483)	(503)
Transfers between subaccounts, net	(33,492)	(1,000,808)	—
Maintenance charges and mortality adjustments	—	(45,813)	(3)

Increase (decrease) in net assets from contract transactions	(33,564)	(2,216,250)	(506)

Total increase (decrease) in net assets	(20,601)	(3,129,141)	(2,586)

Net assets as of December 31, 2020	$14,996	$9,260,766	$29,367

Investment income (loss):
Dividend distributions	—	248,387	972
Investment Expenses:
Mortality and expense risk and administrative charges	(62)	(75,328)	(631)

Net investment income (loss)	(62)	173,059	341

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	3,181	(48,907)	(1,786)
Change in unrealized appreciation (depreciation)	(2,707)	1,466,183	4,143

Net gain (loss) on investments	474	1,417,276	2,357

Net increase (decrease) in net assets from operations	412	1,590,335	2,698

Contract owner transactions:
Variable annuity deposits	—	116,300	—
Terminations, withdrawals and annuity payments	—	(1,378,235)	(193)
Transfers between subaccounts, net	(15,408)	(281,077)	48,348
Maintenance charges and mortality adjustments	—	(47,231)	(74)

Increase (decrease) in net assets from contract transactions	(15,408)	(1,590,243)	48,081

Total increase (decrease) in net assets	(14,996)	92	50,779

Net assets as of December 31, 2021	$—	$9,260,858	$80,146

The accompanying notes are an integral part of these financial statements.
76

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Franklin Rising Dividends VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Small- Mid Cap Growth VIP Fund
Net assets as of December 31, 2019	$1,178,629	$5,304,968	$3,531,079

Investment income (loss):
Dividend distributions	9,353	33,890	—
Investment Expenses:
Mortality and expense risk and administrative charges	(10,162)	(17,918)	(55,897)

Net investment income (loss)	(809)	15,972	(55,897)

Increase (decrease) in net assets from operations:
Capital gain distributions	39,667	144,144	490,309
Realized capital gain (loss) on investments	(103,039)	7,598	(65,939)
Change in unrealized appreciation (depreciation)	65,177	(134,008)	1,366,679

Net gain (loss) on investments	1,805	17,734	1,791,049

Net increase (decrease) in net assets from operations	996	33,706	1,735,152

Contract owner transactions:
Variable annuity deposits	11,258	131,411	138,680
Terminations, withdrawals and annuity payments	(9,817)	(278,916)	(261,729)
Transfers between subaccounts, net	(220,442)	(2,554,806)	1,525,587
Maintenance charges and mortality adjustments	(514)	(8,303)	(23,474)

Increase (decrease) in net assets from contract transactions	(219,515)	(2,710,614)	1,379,064

Total increase (decrease) in net assets	(218,519)	(2,676,908)	3,114,216

Net assets as of December 31, 2020	$960,110	$2,628,060	$6,645,295

Investment income (loss):
Dividend distributions	8,475	62,259	—
Investment Expenses:
Mortality and expense risk and administrative charges	(10,105)	(35,428)	(65,513)

Net investment income (loss)	(1,630)	26,831	(65,513)

Increase (decrease) in net assets from operations:
Capital gain distributions	31,921	164,855	528,142
Realized capital gain (loss) on investments	69,504	(53,008)	677,011
Change in unrealized appreciation (depreciation)	104,391	515,430	(645,360)

Net gain (loss) on investments	205,816	627,277	559,793

Net increase (decrease) in net assets from operations	204,186	654,108	494,280

Contract owner transactions:
Variable annuity deposits	6,569	204,164	262,864
Terminations, withdrawals and annuity payments	(12,762)	(429,055)	(865,366)
Transfers between subaccounts, net	(350,952)	956,931	(2,489,901)
Maintenance charges and mortality adjustments	(842)	(16,376)	(25,520)

Increase (decrease) in net assets from contract transactions	(357,987)	715,664	(3,117,923)

Total increase (decrease) in net assets	(153,801)	1,369,772	(2,623,643)

Net assets as of December 31, 2021	$806,309	$3,997,832	$4,021,652

The accompanying notes are an integral part of these financial statements.
77

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Franklin Strategic Income VIP Fund	Franklin U.S. Government Securities VIP Fund	Goldman Sachs Emerging Markets Equity
Net assets as of December 31, 2019	$9,211,366	$193,077	$3,875,351

Investment income (loss):
Dividend distributions	405,520	10,574	—
Investment Expenses:
Mortality and expense risk and administrative charges	(63,572)	(2,178)	(32,294)

Net investment income (loss)	341,948	8,396	(32,294)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(81,851)	376	165,853
Change in unrealized appreciation (depreciation)	(50,672)	(717)	785,002

Net gain (loss) on investments	(132,523)	(341)	950,855

Net increase (decrease) in net assets from operations	209,425	8,055	918,561

Contract owner transactions:
Variable annuity deposits	233,627	86	90,656
Terminations, withdrawals and annuity payments	(510,869)	(3,996)	(357,254)
Transfers between subaccounts, net	(44,731)	(22,634)	(505,995)
Maintenance charges and mortality adjustments	(30,496)	(200)	(9,345)

Increase (decrease) in net assets from contract transactions	(352,469)	(26,744)	(781,938)

Total increase (decrease) in net assets	(143,044)	(18,689)	136,623

Net assets as of December 31, 2020	$9,068,322	$174,388	$4,011,974

Investment income (loss):
Dividend distributions	73,864	4,124	28,226
Investment Expenses:
Mortality and expense risk and administrative charges	(36,990)	(1,121)	(34,375)

Net investment income (loss)	36,874	3,003	(6,149)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(205,360)	(1,602)	369,519
Change in unrealized appreciation (depreciation)	222,094	(4,923)	(472,924)

Net gain (loss) on investments	16,734	(6,525)	(103,405)

Net increase (decrease) in net assets from operations	53,608	(3,522)	(109,554)

Contract owner transactions:
Variable annuity deposits	206,118	—	78,355
Terminations, withdrawals and annuity payments	(609,314)	(59,566)	(358,521)
Transfers between subaccounts, net	(6,479,263)	22,014	(27,845)
Maintenance charges and mortality adjustments	(12,665)	(212)	(9,633)

Increase (decrease) in net assets from contract transactions	(6,895,124)	(37,764)	(317,644)

Total increase (decrease) in net assets	(6,841,516)	(41,286)	(427,198)

Net assets as of December 31, 2021	$2,226,806	$133,102	$3,584,776

The accompanying notes are an integral part of these financial statements.
78

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Goldman Sachs Government Income	Goldman Sachs VIT Growth Opportunities	Goldman Sachs VIT High Quality Floating Rate
Net assets as of December 31, 2019	$3,301,204	$248,916	$9,713

Investment income (loss):
Dividend distributions	37,848	—	65
Investment Expenses:
Mortality and expense risk and administrative charges	(34,743)	(1,559)	(109)

Net investment income (loss)	3,105	(1,559)	(44)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	61,339	—
Realized capital gain (loss) on investments	28,475	(468)	(1)
Change in unrealized appreciation (depreciation)	143,434	60,698	(7)

Net gain (loss) on investments	171,909	121,569	(8)

Net increase (decrease) in net assets from operations	175,014	120,010	(52)

Contract owner transactions:
Variable annuity deposits	147,366	—	—
Terminations, withdrawals and annuity payments	(538,769)	(19,740)	—
Transfers between subaccounts, net	597,031	26,584	(13)
Maintenance charges and mortality adjustments	(15,236)	(641)	(3)

Increase (decrease) in net assets from contract transactions	190,392	6,203	(16)

Total increase (decrease) in net assets	365,406	126,213	(68)

Net assets as of December 31, 2020	$3,666,610	$375,129	$9,645

Investment income (loss):
Dividend distributions	23,895	—	13
Investment Expenses:
Mortality and expense risk and administrative charges	(34,664)	(1,562)	(153)

Net investment income (loss)	(10,769)	(1,562)	(140)

Increase (decrease) in net assets from operations:
Capital gain distributions	49,596	63,975	—
Realized capital gain (loss) on investments	6,012	3,982	—
Change in unrealized appreciation (depreciation)	(178,400)	(24,843)	(47)

Net gain (loss) on investments	(122,792)	43,114	(47)

Net increase (decrease) in net assets from operations	(133,561)	41,552	(187)

Contract owner transactions:
Variable annuity deposits	65,860	—	39,541
Terminations, withdrawals and annuity payments	(503,325)	(46,469)	(203)
Transfers between subaccounts, net	391,867	—	—
Maintenance charges and mortality adjustments	(13,347)	(1,073)	(42)

Increase (decrease) in net assets from contract transactions	(58,945)	(47,542)	39,296

Total increase (decrease) in net assets	(192,506)	(5,990)	39,109

Net assets as of December 31, 2021	$3,474,104	$369,139	$48,754

The accompanying notes are an integral part of these financial statements.
79

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Goldman Sachs VIT International Equity Insights	Goldman Sachs VIT Large Cap Value	Goldman Sachs VIT Mid Cap Value
Net assets as of December 31, 2019	$39,242	$—	$972,593

Investment income (loss):
Dividend distributions	552	38	2,893
Investment Expenses:
Mortality and expense risk and administrative charges	(133)	(34)	(6,289)

Net investment income (loss)	419	4	(3,396)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	61	10,763
Realized capital gain (loss) on investments	(65)	(23,728)	(44,794)
Change in unrealized appreciation (depreciation)	2,748	789	50,131

Net gain (loss) on investments	2,683	(22,878)	16,100

Net increase (decrease) in net assets from operations	3,102	(22,874)	12,704

Contract owner transactions:
Variable annuity deposits	—	—	72
Terminations, withdrawals and annuity payments	(208)	—	(94,907)
Transfers between subaccounts, net	3,745	26,488	(119,410)
Maintenance charges and mortality adjustments	(33)	(5)	(960)

Increase (decrease) in net assets from contract transactions	3,504	26,483	(215,205)

Total increase (decrease) in net assets	6,606	3,609	(202,501)

Net assets as of December 31, 2020	$45,848	$3,609	$770,092

Investment income (loss):
Dividend distributions	3,963	38	961
Investment Expenses:
Mortality and expense risk and administrative charges	(397)	(11)	(4,789)

Net investment income (loss)	3,566	27	(3,828)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,699	532	64,088
Realized capital gain (loss) on investments	104	9	68,587
Change in unrealized appreciation (depreciation)	1,455	282	25,698

Net gain (loss) on investments	5,258	823	158,373

Net increase (decrease) in net assets from operations	8,824	850	154,545

Contract owner transactions:
Variable annuity deposits	32,133	—	—
Terminations, withdrawals and annuity payments	(3,509)	(10)	(32,317)
Transfers between subaccounts, net	79,256	—	(388,533)
Maintenance charges and mortality adjustments	(228)	(8)	(1,237)

Increase (decrease) in net assets from contract transactions	107,652	(18)	(422,087)

Total increase (decrease) in net assets	116,476	832	(267,542)

Net assets as of December 31, 2021	$162,324	$4,441	$502,550

The accompanying notes are an integral part of these financial statements.
80

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Goldman Sachs VIT Small Cap Equity Insights	Goldman Sachs VIT Strategic Growth	Guggenheim Alpha Opportunity
Net assets as of December 31, 2019	$260,621	$197,703	$102,625

Investment income (loss):
Dividend distributions	—	—	1,233
Investment Expenses:
Mortality and expense risk and administrative charges	(592)	(226)	(891)

Net investment income (loss)	(592)	(226)	342

Increase (decrease) in net assets from operations:
Capital gain distributions	2,861	11,874	—
Realized capital gain (loss) on investments	(22,299)	(65,746)	208
Change in unrealized appreciation (depreciation)	17,275	12,169	(1,282)

Net gain (loss) on investments	(2,163)	(41,703)	(1,074)

Net increase (decrease) in net assets from operations	(2,755)	(41,929)	(732)

Contract owner transactions:
Variable annuity deposits	5	154,595	840
Terminations, withdrawals and annuity payments	(5,980)	—	—
Transfers between subaccounts, net	(13,212)	(151,111)	(10)
Maintenance charges and mortality adjustments	(10)	(100)	(402)

Increase (decrease) in net assets from contract transactions	(19,197)	3,384	428

Total increase (decrease) in net assets	(21,952)	(38,545)	(304)

Net assets as of December 31, 2020	$238,669	$159,158	$102,321

Investment income (loss):
Dividend distributions	674	—	842
Investment Expenses:
Mortality and expense risk and administrative charges	(740)	(436)	(913)

Net investment income (loss)	(66)	(436)	(71)

Increase (decrease) in net assets from operations:
Capital gain distributions	63,137	22,435	—
Realized capital gain (loss) on investments	4,366	304	4,367
Change in unrealized appreciation (depreciation)	(14,567)	11,019	8,710

Net gain (loss) on investments	52,936	33,758	13,077

Net increase (decrease) in net assets from operations	52,870	33,322	13,006

Contract owner transactions:
Variable annuity deposits	—	—	836
Terminations, withdrawals and annuity payments	(3,192)	(7,067)	(3,622)
Transfers between subaccounts, net	3,713	4,652	(9,314)
Maintenance charges and mortality adjustments	(33)	—	(426)

Increase (decrease) in net assets from contract transactions	488	(2,415)	(12,526)

Total increase (decrease) in net assets	53,358	30,907	480

Net assets as of December 31, 2021	$292,027	$190,065	$102,801

The accompanying notes are an integral part of these financial statements.
81

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Guggenheim Core Bond (b)	Guggenheim Floating Rate Strategies	Guggenheim High Yield
Net assets as of December 31, 2019	$6,702,398	$2,182,549	$4,235,737

Investment income (loss):
Dividend distributions	169,989	60,368	189,549
Investment Expenses:
Mortality and expense risk and administrative charges	(68,060)	(13,589)	(31,220)

Net investment income (loss)	101,929	46,779	158,329

Increase (decrease) in net assets from operations:
Capital gain distributions	177,738	—	—
Realized capital gain (loss) on investments	123,844	(79,617)	(105,806)
Change in unrealized appreciation (depreciation)	456,949	(4,251)	59,885

Net gain (loss) on investments	758,531	(83,868)	(45,921)

Net increase (decrease) in net assets from operations	860,460	(37,089)	112,408

Contract owner transactions:
Variable annuity deposits	187,442	69,162	129,935
Terminations, withdrawals and annuity payments	(869,054)	(293,010)	(370,508)
Transfers between subaccounts, net	1,828,578	(530,837)	(559,559)
Maintenance charges and mortality adjustments	(20,279)	(3,340)	(9,151)

Increase (decrease) in net assets from contract transactions	1,126,687	(758,025)	(809,283)

Total increase (decrease) in net assets	1,987,147	(795,114)	(696,875)

Net assets as of December 31, 2020	$8,689,545	$1,387,435	$3,538,862

Investment income (loss):
Dividend distributions	185,121	47,782	161,562
Investment Expenses:
Mortality and expense risk and administrative charges	(79,430)	(13,341)	(33,220)

Net investment income (loss)	105,691	34,441	128,342

Increase (decrease) in net assets from operations:
Capital gain distributions	103,629	—	—
Realized capital gain (loss) on investments	57,853	(4,521)	(11,078)
Change in unrealized appreciation (depreciation)	(414,200)	25,209	32,079

Net gain (loss) on investments	(252,718)	20,688	21,001

Net increase (decrease) in net assets from operations	(147,027)	55,129	149,343

Contract owner transactions:
Variable annuity deposits	125,675	56,847	105,991
Terminations, withdrawals and annuity payments	(916,308)	(127,381)	(400,918)
Transfers between subaccounts, net	380,544	275,530	455,444
Maintenance charges and mortality adjustments	(22,005)	(3,099)	(8,065)

Increase (decrease) in net assets from contract transactions	(432,094)	201,897	152,452

Total increase (decrease) in net assets	(579,121)	257,026	301,795

Net assets as of December 31, 2021	$8,110,424	$1,644,461	$3,840,657

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
82

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Guggenheim Large Cap Value	Guggenheim Long Short Equity	Guggenheim Macro Opportunities
Net assets as of December 31, 2019	$4,524,648	$334,677	$11,790

Investment income (loss):
Dividend distributions	66,195	1,517	443
Investment Expenses:
Mortality and expense risk and administrative charges	(27,291)	(2,775)	(102)

Net investment income (loss)	38,904	(1,258)	341

Increase (decrease) in net assets from operations:
Capital gain distributions	86,805	—	—
Realized capital gain (loss) on investments	(351,183)	5,963	(51)
Change in unrealized appreciation (depreciation)	(96,488)	8,476	800

Net gain (loss) on investments	(360,866)	14,439	749

Net increase (decrease) in net assets from operations	(321,962)	13,181	1,090

Contract owner transactions:
Variable annuity deposits	80,469	8,607	—
Terminations, withdrawals and annuity payments	(483,882)	(25,909)	(2)
Transfers between subaccounts, net	(1,491,673)	(7,222)	(700)
Maintenance charges and mortality adjustments	(7,861)	(1,449)	(56)

Increase (decrease) in net assets from contract transactions	(1,902,947)	(25,973)	(758)

Total increase (decrease) in net assets	(2,224,909)	(12,792)	332

Net assets as of December 31, 2020	$2,299,739	$321,885	$12,122

Investment income (loss):
Dividend distributions	17,122	1,210	324
Investment Expenses:
Mortality and expense risk and administrative charges	(21,666)	(3,022)	(84)

Net investment income (loss)	(4,544)	(1,812)	240

Increase (decrease) in net assets from operations:
Capital gain distributions	122,779	—	—
Realized capital gain (loss) on investments	92,893	11,045	130
Change in unrealized appreciation (depreciation)	326,639	60,314	(272)

Net gain (loss) on investments	542,311	71,359	(142)

Net increase (decrease) in net assets from operations	537,767	69,547	98

Contract owner transactions:
Variable annuity deposits	38,972	7,986	—
Terminations, withdrawals and annuity payments	(167,003)	(35,129)	—
Transfers between subaccounts, net	(566,589)	1,652	(3,270)
Maintenance charges and mortality adjustments	(5,632)	(1,563)	(47)

Increase (decrease) in net assets from contract transactions	(700,252)	(27,054)	(3,317)

Total increase (decrease) in net assets	(162,485)	42,493	(3,219)

Net assets as of December 31, 2021	$2,137,254	$364,378	$8,903

The accompanying notes are an integral part of these financial statements.
83

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Guggenheim Multi- Hedge Strategies	Guggenheim Small Cap Value	Guggenheim SMid Cap Value
Net assets as of December 31, 2019	$1,311	$148,419	$13,758,049

Investment income (loss):
Dividend distributions	126	1,014	—
Investment Expenses:
Mortality and expense risk and administrative charges	(82)	(1,027)	(107,718)

Net investment income (loss)	44	(13)	(107,718)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	11	(9,296)	(450,194)
Change in unrealized appreciation (depreciation)	172	1,411	937,440

Net gain (loss) on investments	183	(7,885)	487,246

Net increase (decrease) in net assets from operations	227	(7,898)	379,528

Contract owner transactions:
Variable annuity deposits	309	8,495	213,465
Terminations, withdrawals and annuity payments	(796)	(4,552)	(1,172,274)
Transfers between subaccounts, net	11,959	(28,821)	449,559
Maintenance charges and mortality adjustments	(51)	(375)	(32,762)

Increase (decrease) in net assets from contract transactions	11,421	(25,253)	(542,012)

Total increase (decrease) in net assets	11,648	(33,151)	(162,484)

Net assets as of December 31, 2020	$12,959	$115,268	$13,595,565

Investment income (loss):
Dividend distributions	57	—	35,924
Investment Expenses:
Mortality and expense risk and administrative charges	(102)	(850)	(133,126)

Net investment income (loss)	(45)	(850)	(97,202)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	191	882,399
Realized capital gain (loss) on investments	614	17,223	355,957
Change in unrealized appreciation (depreciation)	359	9,392	1,795,181

Net gain (loss) on investments	973	26,806	3,033,537

Net increase (decrease) in net assets from operations	928	25,956	2,936,335

Contract owner transactions:
Variable annuity deposits	162	5,890	174,319
Terminations, withdrawals and annuity payments	(6,398)	(83,695)	(1,379,523)
Transfers between subaccounts, net	—	(16,419)	(1,240,845)
Maintenance charges and mortality adjustments	(40)	(450)	(36,059)

Increase (decrease) in net assets from contract transactions	(6,276)	(94,674)	(2,482,108)

Total increase (decrease) in net assets	(5,348)	(68,718)	454,227

Net assets as of December 31, 2021	$7,611	$46,550	$14,049,792

The accompanying notes are an integral part of these financial statements.
84

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Guggenheim StylePlus Large Core	Guggenheim StylePlus Mid Growth	Guggenheim Total Return Bond
Net assets as of December 31, 2019	$1,598,084	$2,200,194	$783,630

Investment income (loss):
Dividend distributions	10,852	8,248	17,528
Investment Expenses:
Mortality and expense risk and administrative charges	(13,298)	(17,929)	(6,669)

Net investment income (loss)	(2,446)	(9,681)	10,859

Increase (decrease) in net assets from operations:
Capital gain distributions	112,933	277,655	16,061
Realized capital gain (loss) on investments	20,891	(13,129)	22,308
Change in unrealized appreciation (depreciation)	101,571	241,158	46,705

Net gain (loss) on investments	235,395	505,684	85,074

Net increase (decrease) in net assets from operations	232,949	496,003	95,933

Contract owner transactions:
Variable annuity deposits	45,704	39,486	77,518
Terminations, withdrawals and annuity payments	(215,927)	(158,472)	(197,902)
Transfers between subaccounts, net	(188,662)	(295,457)	(63,974)
Maintenance charges and mortality adjustments	(4,324)	(5,229)	(4,181)

Increase (decrease) in net assets from contract transactions	(363,209)	(419,672)	(188,539)

Total increase (decrease) in net assets	(130,260)	76,331	(92,606)

Net assets as of December 31, 2020	$1,467,824	$2,276,525	$691,024

Investment income (loss):
Dividend distributions	4,609	—	17,349
Investment Expenses:
Mortality and expense risk and administrative charges	(14,560)	(21,638)	(6,168)

Net investment income (loss)	(9,951)	(21,638)	11,181

Increase (decrease) in net assets from operations:
Capital gain distributions	67,937	149,903	6,535
Realized capital gain (loss) on investments	61,765	57,789	3,535
Change in unrealized appreciation (depreciation)	260,105	86,419	(30,440)

Net gain (loss) on investments	389,807	294,111	(20,370)

Net increase (decrease) in net assets from operations	379,856	272,473	(9,189)

Contract owner transactions:
Variable annuity deposits	40,075	32,408	15,945
Terminations, withdrawals and annuity payments	(72,180)	(205,572)	(59,478)
Transfers between subaccounts, net	(138,643)	77,651	61,128
Maintenance charges and mortality adjustments	(3,904)	(5,410)	(2,997)

Increase (decrease) in net assets from contract transactions	(174,652)	(100,923)	14,598

Total increase (decrease) in net assets	205,204	171,550	5,409

Net assets as of December 31, 2021	$1,673,028	$2,448,075	$696,433

The accompanying notes are an integral part of these financial statements.
85

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Guggenheim VIF All Cap Value	Guggenheim VIF Alpha Opportunity	Guggenheim VIF Floating Rate Strategies
Net assets as of December 31, 2019	$23,579,887	$2,859,569	$4,532,878

Investment income (loss):
Dividend distributions	335,196	15,904	186,813
Investment Expenses:
Mortality and expense risk and administrative charges	(137,386)	(19,270)	(24,163)

Net investment income (loss)	197,810	(3,366)	162,650

Increase (decrease) in net assets from operations:
Capital gain distributions	994,859	—	—
Realized capital gain (loss) on investments	(324,103)	(68,346)	(191,280)
Change in unrealized appreciation (depreciation)	(1,481,295)	35,900	(121,939)

Net gain (loss) on investments	(810,539)	(32,446)	(313,219)

Net increase (decrease) in net assets from operations	(612,729)	(35,812)	(150,569)

Contract owner transactions:
Variable annuity deposits	104,486	32,445	186,759
Terminations, withdrawals and annuity payments	(2,337,427)	(278,601)	(289,907)
Transfers between subaccounts, net	(4,741,326)	(356,548)	(1,320,254)
Maintenance charges and mortality adjustments	(79,191)	(14,873)	(10,698)

Increase (decrease) in net assets from contract transactions	(7,053,458)	(617,577)	(1,434,100)

Total increase (decrease) in net assets	(7,666,187)	(653,389)	(1,584,669)

Net assets as of December 31, 2020	$15,913,700	$2,206,180	$2,948,209

Investment income (loss):
Dividend distributions	326,125	13,561	101,309
Investment Expenses:
Mortality and expense risk and administrative charges	(144,698)	(16,879)	(36,398)

Net investment income (loss)	181,427	(3,318)	64,911

Increase (decrease) in net assets from operations:
Capital gain distributions	94,454	—	—
Realized capital gain (loss) on investments	658,346	(4,729)	(23,846)
Change in unrealized appreciation (depreciation)	3,030,845	268,506	31,288

Net gain (loss) on investments	3,783,645	263,777	7,442

Net increase (decrease) in net assets from operations	3,965,072	260,459	72,353

Contract owner transactions:
Variable annuity deposits	282,901	6,058	567,550
Terminations, withdrawals and annuity payments	(2,082,494)	(315,745)	(477,596)
Transfers between subaccounts, net	900,583	5,348	6,647,372
Maintenance charges and mortality adjustments	(75,227)	(13,813)	(12,583)

Increase (decrease) in net assets from contract transactions	(974,237)	(318,152)	6,724,743

Total increase (decrease) in net assets	2,990,835	(57,693)	6,797,096

Net assets as of December 31, 2021	$18,904,535	$2,148,487	$9,745,305

The accompanying notes are an integral part of these financial statements.
86

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Guggenheim VIF Global Managed Futures Strategy	Guggenheim VIF High Yield	Guggenheim VIF Large Cap Value (b)
Net assets as of December 31, 2019	$1,088,300	$26,414,502	$33,563,187

Investment income (loss):
Dividend distributions	40,243	1,504,366	571,998
Investment Expenses:
Mortality and expense risk and administrative charges	(6,766)	(177,200)	(258,849)

Net investment income (loss)	33,477	1,327,166	313,149

Increase (decrease) in net assets from operations:
Capital gain distributions	5,900	—	1,946,444
Realized capital gain (loss) on investments	(80,911)	(896,360)	(994,030)
Change in unrealized appreciation (depreciation)	54,208	89,721	(2,098,045)

Net gain (loss) on investments	(20,803)	(806,639)	(1,145,631)

Net increase (decrease) in net assets from operations	12,674	520,527	(832,482)

Contract owner transactions:
Variable annuity deposits	5,903	252,059	377,827
Terminations, withdrawals and annuity payments	(118,184)	(3,377,191)	(3,445,672)
Transfers between subaccounts, net	(305,551)	(3,269,666)	563,397
Maintenance charges and mortality adjustments	(3,641)	(91,541)	(126,719)

Increase (decrease) in net assets from contract transactions	(421,473)	(6,486,339)	(2,631,167)

Total increase (decrease) in net assets	(408,799)	(5,965,812)	(3,463,649)

Net assets as of December 31, 2020	$679,501	$20,448,690	$30,099,538

Investment income (loss):
Dividend distributions	—	1,121,970	572,176
Investment Expenses:
Mortality and expense risk and administrative charges	(4,117)	(195,164)	(278,772)

Net investment income (loss)	(4,117)	926,806	293,404

Increase (decrease) in net assets from operations:
Capital gain distributions	8,803	—	1,546
Realized capital gain (loss) on investments	(9,175)	(109,549)	1,984,383
Change in unrealized appreciation (depreciation)	6,754	143,882	4,860,722

Net gain (loss) on investments	6,382	34,333	6,846,651

Net increase (decrease) in net assets from operations	2,265	961,139	7,140,055

Contract owner transactions:
Variable annuity deposits	11,939	391,056	259,128
Terminations, withdrawals and annuity payments	(28,160)	(2,999,725)	(4,614,468)
Transfers between subaccounts, net	(21,729)	3,389,641	(2,043,764)
Maintenance charges and mortality adjustments	(2,670)	(97,076)	(124,045)

Increase (decrease) in net assets from contract transactions	(40,620)	683,896	(6,523,149)

Total increase (decrease) in net assets	(38,355)	1,645,035	616,906

Net assets as of December 31, 2021	$641,146	$22,093,725	$30,716,444

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
87

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Guggenheim VIF Long Short Equity	Guggenheim VIF Managed Asset Allocation	Guggenheim VIF Multi-Hedge Strategies
Net assets as of December 31, 2019	$9,499,585	$11,976,767	$2,095,407

Investment income (loss):
Dividend distributions	38,767	171,392	31,310
Investment Expenses:
Mortality and expense risk and administrative charges	(56,439)	(89,781)	(32,720)

Net investment income (loss)	(17,672)	81,611	(1,410)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	660,923	—
Realized capital gain (loss) on investments	39,153	384,533	54,188
Change in unrealized appreciation (depreciation)	19,626	88,753	101,828

Net gain (loss) on investments	58,779	1,134,209	156,016

Net increase (decrease) in net assets from operations	41,107	1,215,820	154,606

Contract owner transactions:
Variable annuity deposits	176,779	343,326	54,433
Terminations, withdrawals and annuity payments	(537,798)	(1,214,207)	(403,303)
Transfers between subaccounts, net	(4,355,476)	(139,258)	2,220,285
Maintenance charges and mortality adjustments	(29,616)	(45,118)	(16,082)

Increase (decrease) in net assets from contract transactions	(4,746,111)	(1,055,257)	1,855,333

Total increase (decrease) in net assets	(4,705,004)	160,563	2,009,939

Net assets as of December 31, 2020	$4,794,581	$12,137,330	$4,105,346

Investment income (loss):
Dividend distributions	31,415	86,601	—
Investment Expenses:
Mortality and expense risk and administrative charges	(49,482)	(98,332)	(26,485)

Net investment income (loss)	(18,067)	(11,731)	(26,485)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	827,526	56,823
Realized capital gain (loss) on investments	165,520	530,223	113,710
Change in unrealized appreciation (depreciation)	864,756	(6,173)	(6,599)

Net gain (loss) on investments	1,030,276	1,351,576	163,934

Net increase (decrease) in net assets from operations	1,012,209	1,339,845	137,449

Contract owner transactions:
Variable annuity deposits	24,388	237,925	4,866
Terminations, withdrawals and annuity payments	(689,758)	(1,545,948)	(390,935)
Transfers between subaccounts, net	82,993	75,480	(43,297)
Maintenance charges and mortality adjustments	(27,117)	(46,635)	(12,454)

Increase (decrease) in net assets from contract transactions	(609,494)	(1,279,178)	(441,820)

Total increase (decrease) in net assets	402,715	60,667	(304,371)

Net assets as of December 31, 2021	$5,197,296	$12,197,997	$3,800,975

The accompanying notes are an integral part of these financial statements.
88

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Guggenheim VIF Small Cap Value	Guggenheim VIF SMid Cap Value	Guggenheim VIF StylePlus Large Core
Net assets as of December 31, 2019	$27,704,601	$44,620,627	$15,865,156

Investment income (loss):
Dividend distributions	208,683	423,170	216,184
Investment Expenses:
Mortality and expense risk and administrative charges	(173,800)	(299,210)	(97,691)

Net investment income (loss)	34,883	123,960	118,493

Increase (decrease) in net assets from operations:
Capital gain distributions	1,510,531	1,340,978	566,889
Realized capital gain (loss) on investments	(739,880)	(817,653)	853,029
Change in unrealized appreciation (depreciation)	(1,900,576)	(880,455)	391,736

Net gain (loss) on investments	(1,129,925)	(357,130)	1,811,654

Net increase (decrease) in net assets from operations	(1,095,042)	(233,170)	1,930,147

Contract owner transactions:
Variable annuity deposits	248,986	447,109	225,279
Terminations, withdrawals and annuity payments	(1,840,483)	(3,385,436)	(2,019,334)
Transfers between subaccounts, net	(1,826,706)	(3,221,485)	(2,429,865)
Maintenance charges and mortality adjustments	(98,161)	(182,575)	(48,918)

Increase (decrease) in net assets from contract transactions	(3,516,364)	(6,342,387)	(4,272,838)

Total increase (decrease) in net assets	(4,611,406)	(6,575,557)	(2,342,691)

Net assets as of December 31, 2020	$23,093,195	$38,045,070	$13,522,465

Investment income (loss):
Dividend distributions	192,268	686,406	104,819
Investment Expenses:
Mortality and expense risk and administrative charges	(227,286)	(351,810)	(112,235)

Net investment income (loss)	(35,018)	334,596	(7,416)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	1,460,524
Realized capital gain (loss) on investments	678,360	2,172,036	876,001
Change in unrealized appreciation (depreciation)	5,063,502	5,787,463	1,212,168

Net gain (loss) on investments	5,741,862	7,959,499	3,548,693

Net increase (decrease) in net assets from operations	5,706,844	8,294,095	3,541,277

Contract owner transactions:
Variable annuity deposits	230,885	561,492	411,031
Terminations, withdrawals and annuity payments	(3,220,268)	(4,832,739)	(1,362,888)
Transfers between subaccounts, net	1,462,976	(1,113,216)	(500,418)
Maintenance charges and mortality adjustments	(119,550)	(208,506)	(51,259)

Increase (decrease) in net assets from contract transactions	(1,645,957)	(5,592,969)	(1,503,534)

Total increase (decrease) in net assets	4,060,887	2,701,126	2,037,743

Net assets as of December 31, 2021	$27,154,082	$40,746,196	$15,560,208

The accompanying notes are an integral part of these financial statements.
89

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Guggenheim VIF StylePlus Large Growth	Guggenheim VIF StylePlus Mid Growth	Guggenheim VIF StylePlus Small Growth
Net assets as of December 31, 2019	$9,960,149	$12,005,114	$4,554,720

Investment income (loss):
Dividend distributions	139,305	159,619	48,982
Investment Expenses:
Mortality and expense risk and administrative charges	(78,851)	(95,516)	(31,284)

Net investment income (loss)	60,454	64,103	17,698

Increase (decrease) in net assets from operations:
Capital gain distributions	477,342	572,229	—
Realized capital gain (loss) on investments	653,041	421,974	54,081
Change in unrealized appreciation (depreciation)	2,108,299	2,249,428	956,605

Net gain (loss) on investments	3,238,682	3,243,631	1,010,686

Net increase (decrease) in net assets from operations	3,299,136	3,307,734	1,028,384

Contract owner transactions:
Variable annuity deposits	165,940	224,374	39,721
Terminations, withdrawals and annuity payments	(842,255)	(1,232,010)	(488,056)
Transfers between subaccounts, net	(992,033)	239,371	(455,765)
Maintenance charges and mortality adjustments	(41,956)	(56,294)	(17,922)

Increase (decrease) in net assets from contract transactions	(1,710,304)	(824,559)	(922,022)

Total increase (decrease) in net assets	1,588,832	2,483,175	106,362

Net assets as of December 31, 2020	$11,548,981	$14,488,289	$4,661,082

Investment income (loss):
Dividend distributions	70,559	86,053	18,184
Investment Expenses:
Mortality and expense risk and administrative charges	(92,336)	(128,757)	(37,506)

Net investment income (loss)	(21,777)	(42,704)	(19,322)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,435,499	2,250,509	157,231
Realized capital gain (loss) on investments	805,336	715,199	250,751
Change in unrealized appreciation (depreciation)	(359,027)	(1,199,952)	(111,928)

Net gain (loss) on investments	2,881,808	1,765,756	296,054

Net increase (decrease) in net assets from operations	2,860,031	1,723,052	276,732

Contract owner transactions:
Variable annuity deposits	278,992	464,764	85,976
Terminations, withdrawals and annuity payments	(1,003,888)	(1,504,126)	(417,663)
Transfers between subaccounts, net	(528,441)	(316,672)	(108,029)
Maintenance charges and mortality adjustments	(46,198)	(69,143)	(19,688)

Increase (decrease) in net assets from contract transactions	(1,299,535)	(1,425,177)	(459,404)

Total increase (decrease) in net assets	1,560,496	297,875	(182,672)

Net assets as of December 31, 2021	$13,109,477	$14,786,164	$4,478,410

The accompanying notes are an integral part of these financial statements.
90

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Guggenheim VIF Total Return Bond	Guggenheim VIF World Equity Income	Guggenheim World Equity Income
Net assets as of December 31, 2019	$34,642,087	$16,200,199	$5,799,578

Investment income (loss):
Dividend distributions	826,128	406,924	76,870
Investment Expenses:
Mortality and expense risk and administrative charges	(343,883)	(114,109)	(42,146)

Net investment income (loss)	482,245	292,815	34,724

Increase (decrease) in net assets from operations:
Capital gain distributions	—	142,160	7,920
Realized capital gain (loss) on investments	1,197,581	404,708	117,543
Change in unrealized appreciation (depreciation)	3,376,120	(295,299)	32,125

Net gain (loss) on investments	4,573,701	251,569	157,588

Net increase (decrease) in net assets from operations	5,055,946	544,384	192,312

Contract owner transactions:
Variable annuity deposits	807,118	429,084	117,342
Terminations, withdrawals and annuity payments	(4,200,357)	(1,660,048)	(451,662)
Transfers between subaccounts, net	12,915,567	(877,232)	(772,513)
Maintenance charges and mortality adjustments	(149,580)	(65,798)	(10,941)

Increase (decrease) in net assets from contract transactions	9,372,748	(2,173,994)	(1,117,774)

Total increase (decrease) in net assets	14,428,694	(1,629,610)	(925,462)

Net assets as of December 31, 2020	$49,070,781	$14,570,589	$4,874,116

Investment income (loss):
Dividend distributions	717,126	229,264	100,938
Investment Expenses:
Mortality and expense risk and administrative charges	(343,374)	(128,610)	(48,727)

Net investment income (loss)	373,752	100,654	52,211

Increase (decrease) in net assets from operations:
Capital gain distributions	1,168,557	—	1,159,995
Realized capital gain (loss) on investments	1,236,492	933,667	165,692
Change in unrealized appreciation (depreciation)	(3,461,730)	1,875,143	(416,606)

Net gain (loss) on investments	(1,056,681)	2,808,810	909,081

Net increase (decrease) in net assets from operations	(682,929)	2,909,464	961,292

Contract owner transactions:
Variable annuity deposits	1,863,582	72,877	109,369
Terminations, withdrawals and annuity payments	(6,060,363)	(1,868,255)	(467,330)
Transfers between subaccounts, net	(4,329,025)	225,907	38,082
Maintenance charges and mortality adjustments	(136,163)	(74,102)	(11,185)

Increase (decrease) in net assets from contract transactions	(8,661,969)	(1,643,573)	(331,064)

Total increase (decrease) in net assets	(9,344,898)	1,265,891	630,228

Net assets as of December 31, 2021	$39,725,883	$15,836,480	$5,504,344

The accompanying notes are an integral part of these financial statements.
91

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Invesco American Franchise	Invesco Comstock	Invesco Developing Markets
Net assets as of December 31, 2019	$1,472,193	$10,516,991	$311,800

Investment income (loss):
Dividend distributions	—	180,002	—
Investment Expenses:
Mortality and expense risk and administrative charges	(16,229)	(71,099)	(2,608)

Net investment income (loss)	(16,229)	108,903	(2,608)

Increase (decrease) in net assets from operations:
Capital gain distributions	180,587	—	—
Realized capital gain (loss) on investments	45,046	(104,697)	7,155
Change in unrealized appreciation (depreciation)	485,965	(484,465)	41,492

Net gain (loss) on investments	711,598	(589,162)	48,647

Net increase (decrease) in net assets from operations	695,369	(480,259)	46,039

Contract owner transactions:
Variable annuity deposits	29,222	208,168	14,359
Terminations, withdrawals and annuity payments	(81,776)	(702,096)	(36,726)
Transfers between subaccounts, net	130,532	(1,278,108)	941
Maintenance charges and mortality adjustments	(5,264)	(18,853)	(1,649)

Increase (decrease) in net assets from contract transactions	72,714	(1,790,889)	(23,075)

Total increase (decrease) in net assets	768,083	(2,271,148)	22,964

Net assets as of December 31, 2020	$2,240,276	$8,245,843	$334,764

Investment income (loss):
Dividend distributions	—	134,208	301
Investment Expenses:
Mortality and expense risk and administrative charges	(18,786)	(85,528)	(3,109)

Net investment income (loss)	(18,786)	48,680	(2,808)

Increase (decrease) in net assets from operations:
Capital gain distributions	408,927	660,222	14,976
Realized capital gain (loss) on investments	274,123	356,786	20,463
Change in unrealized appreciation (depreciation)	(448,470)	1,477,313	(60,652)

Net gain (loss) on investments	234,580	2,494,321	(25,213)

Net increase (decrease) in net assets from operations	215,794	2,543,001	(28,021)

Contract owner transactions:
Variable annuity deposits	27,842	145,356	14,508
Terminations, withdrawals and annuity payments	(266,531)	(842,645)	(48,532)
Transfers between subaccounts, net	(263,164)	(347,608)	49,534
Maintenance charges and mortality adjustments	(6,926)	(19,124)	(1,622)

Increase (decrease) in net assets from contract transactions	(508,779)	(1,064,021)	13,888

Total increase (decrease) in net assets	(292,985)	1,478,980	(14,133)

Net assets as of December 31, 2021	$1,947,291	$9,724,823	$320,631

The accompanying notes are an integral part of these financial statements.
92

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Invesco Discovery	Invesco Discovery Mid Cap Growth	Invesco Energy
Net assets as of December 31, 2019	$144,745	$769,447	$37,826

Investment income (loss):
Dividend distributions	—	—	254
Investment Expenses:
Mortality and expense risk and administrative charges	(1,282)	(9,132)	(184)

Net investment income (loss)	(1,282)	(9,132)	70

Increase (decrease) in net assets from operations:
Capital gain distributions	18,598	41,233	—
Realized capital gain (loss) on investments	2,470	(17,296)	(27,684)
Change in unrealized appreciation (depreciation)	36,957	378,748	16,028

Net gain (loss) on investments	58,025	402,685	(11,656)

Net increase (decrease) in net assets from operations	56,743	393,553	(11,586)

Contract owner transactions:
Variable annuity deposits	4,494	14,976	5,850
Terminations, withdrawals and annuity payments	(13,217)	(101,767)	(15,435)
Transfers between subaccounts, net	(7,698)	130,100	(4,263)
Maintenance charges and mortality adjustments	(388)	(3,173)	(428)

Increase (decrease) in net assets from contract transactions	(16,809)	40,136	(14,276)

Total increase (decrease) in net assets	39,934	433,689	(25,862)

Net assets as of December 31, 2020	$184,679	$1,203,136	$11,964

Investment income (loss):
Dividend distributions	—	—	399
Investment Expenses:
Mortality and expense risk and administrative charges	(1,811)	(12,035)	(163)

Net investment income (loss)	(1,811)	(12,035)	236

Increase (decrease) in net assets from operations:
Capital gain distributions	37,435	198,966	—
Realized capital gain (loss) on investments	10,145	157,047	168
Change in unrealized appreciation (depreciation)	(18,792)	(122,088)	6,825

Net gain (loss) on investments	28,788	233,925	6,993

Net increase (decrease) in net assets from operations	26,977	221,890	7,229

Contract owner transactions:
Variable annuity deposits	24,744	13,449	4,922
Terminations, withdrawals and annuity payments	(4,988)	(121,488)	—
Transfers between subaccounts, net	10,507	(62,397)	(1,131)
Maintenance charges and mortality adjustments	(423)	(3,500)	(155)

Increase (decrease) in net assets from contract transactions	29,840	(173,936)	3,636

Total increase (decrease) in net assets	56,817	47,954	10,865

Net assets as of December 31, 2021	$241,496	$1,251,090	$22,829

The accompanying notes are an integral part of these financial statements.
93

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Invesco Equity and Income	Invesco Global	Invesco Gold & Special Minerals
Net assets as of December 31, 2019	$8,694,667	$491,312	$137,110

Investment income (loss):
Dividend distributions	146,646	—	10,660
Investment Expenses:
Mortality and expense risk and administrative charges	(73,430)	(4,150)	(1,455)

Net investment income (loss)	73,216	(4,150)	9,205

Increase (decrease) in net assets from operations:
Capital gain distributions	116,227	29,241	—
Realized capital gain (loss) on investments	11,186	4,143	2,705
Change in unrealized appreciation (depreciation)	559,759	77,194	36,505

Net gain (loss) on investments	687,172	110,578	39,210

Net increase (decrease) in net assets from operations	760,388	106,428	48,415

Contract owner transactions:
Variable annuity deposits	282,816	32,092	2,219
Terminations, withdrawals and annuity payments	(765,201)	(59,018)	(973)
Transfers between subaccounts, net	38,265	(32,705)	(1,962)
Maintenance charges and mortality adjustments	(23,720)	(1,774)	(404)

Increase (decrease) in net assets from contract transactions	(467,840)	(61,405)	(1,120)

Total increase (decrease) in net assets	292,548	45,023	47,295

Net assets as of December 31, 2020	$8,987,215	$536,335	$184,405

Investment income (loss):
Dividend distributions	123,055	—	6,140
Investment Expenses:
Mortality and expense risk and administrative charges	(86,022)	(5,052)	(1,605)

Net investment income (loss)	37,033	(5,052)	4,535

Increase (decrease) in net assets from operations:
Capital gain distributions	1,043,751	38,155	—
Realized capital gain (loss) on investments	291,012	20,002	191
Change in unrealized appreciation (depreciation)	84,860	21,062	(11,655)

Net gain (loss) on investments	1,419,623	79,219	(11,464)

Net increase (decrease) in net assets from operations	1,456,656	74,167	(6,929)

Contract owner transactions:
Variable annuity deposits	162,879	20,094	2,355
Terminations, withdrawals and annuity payments	(1,218,280)	(15,544)	(780)
Transfers between subaccounts, net	132,406	(43,859)	478
Maintenance charges and mortality adjustments	(27,493)	(1,767)	(468)

Increase (decrease) in net assets from contract transactions	(950,488)	(41,076)	1,585

Total increase (decrease) in net assets	506,168	33,091	(5,344)

Net assets as of December 31, 2021	$9,493,383	$569,426	$179,061

The accompanying notes are an integral part of these financial statements.
94

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Invesco Main Street Mid Cap	Invesco Oppenheimer V.I. International Growth Fund	Invesco Small Cap Growth (d)
Net assets as of December 31, 2019	$1,372,420	$820,901	$2,441,494

Investment income (loss):
Dividend distributions	2,767	4,534	—
Investment Expenses:
Mortality and expense risk and administrative charges	(11,526)	(2,646)	(22,788)

Net investment income (loss)	(8,759)	1,888	(22,788)

Increase (decrease) in net assets from operations:
Capital gain distributions	32,093	9,527	422,974
Realized capital gain (loss) on investments	(556,023)	(20,016)	62,225
Change in unrealized appreciation (depreciation)	648,792	134,673	761,274

Net gain (loss) on investments	124,862	124,184	1,246,473

Net increase (decrease) in net assets from operations	116,103	126,072	1,223,685

Contract owner transactions:
Variable annuity deposits	32,200	—	2,291
Terminations, withdrawals and annuity payments	(131,442)	(100,709)	(173,817)
Transfers between subaccounts, net	123,773	(17,708)	(118,933)
Maintenance charges and mortality adjustments	(3,326)	(305)	(5,968)

Increase (decrease) in net assets from contract transactions	21,205	(118,722)	(296,427)

Total increase (decrease) in net assets	137,308	7,350	927,258

Net assets as of December 31, 2020	$1,509,728	$828,251	$3,368,752

Investment income (loss):
Dividend distributions	3,176	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(14,754)	(1,031)	(31,293)

Net investment income (loss)	(11,578)	(1,031)	(31,293)

Increase (decrease) in net assets from operations:
Capital gain distributions	245,518	29,561	886,639
Realized capital gain (loss) on investments	120,249	97,016	170,013
Change in unrealized appreciation (depreciation)	(39,462)	(94,112)	(798,653)

Net gain (loss) on investments	326,305	32,465	257,999

Net increase (decrease) in net assets from operations	314,727	31,434	226,706

Contract owner transactions:
Variable annuity deposits	29,570	—	2,766
Terminations, withdrawals and annuity payments	(189,320)	(117,395)	(373,089)
Transfers between subaccounts, net	(122,501)	(405,103)	(44,157)
Maintenance charges and mortality adjustments	(3,588)	(634)	(7,435)

Increase (decrease) in net assets from contract transactions	(285,839)	(523,132)	(421,915)

Total increase (decrease) in net assets	28,888	(491,698)	(195,209)

Net assets as of December 31, 2021	$1,538,616	$336,553	$3,173,543

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.
95

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Invesco Technology	Invesco V.I. American Franchise Series I	Invesco V.I. American Franchise Series II
Net assets as of December 31, 2019	$1,183,632	$1,429,824	$219,362

Investment income (loss):
Dividend distributions	—	1,026	—
Investment Expenses:
Mortality and expense risk and administrative charges	(11,221)	(21,452)	(2,812)

Net investment income (loss)	(11,221)	(20,426)	(2,812)

Increase (decrease) in net assets from operations:
Capital gain distributions	98,344	107,090	14,794
Realized capital gain (loss) on investments	76,880	64,683	(1,943)
Change in unrealized appreciation (depreciation)	303,572	364,704	44,940

Net gain (loss) on investments	478,796	536,477	57,791

Net increase (decrease) in net assets from operations	467,575	516,051	54,979

Contract owner transactions:
Variable annuity deposits	22,098	13,615	8,619
Terminations, withdrawals and annuity payments	(152,368)	(148,919)	(3,513)
Transfers between subaccounts, net	(20,486)	(107,656)	(51,470)
Maintenance charges and mortality adjustments	(3,119)	(11,958)	(207)

Increase (decrease) in net assets from contract transactions	(153,875)	(254,918)	(46,571)

Total increase (decrease) in net assets	313,700	261,133	8,408

Net assets as of December 31, 2020	$1,497,332	$1,690,957	$227,770

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(14,785)	(25,950)	(1,079)

Net investment income (loss)	(14,785)	(25,950)	(1,079)

Increase (decrease) in net assets from operations:
Capital gain distributions	364,935	203,730	5,086
Realized capital gain (loss) on investments	38,860	84,047	71,935
Change in unrealized appreciation (depreciation)	(193,759)	(87,943)	(63,718)

Net gain (loss) on investments	210,036	199,834	13,303

Net increase (decrease) in net assets from operations	195,251	173,884	12,224

Contract owner transactions:
Variable annuity deposits	45,162	842	7,517
Terminations, withdrawals and annuity payments	(41,473)	(138,572)	(78,752)
Transfers between subaccounts, net	19,321	21,848	(126,960)
Maintenance charges and mortality adjustments	(2,845)	(14,064)	(119)

Increase (decrease) in net assets from contract transactions	20,165	(129,946)	(198,314)

Total increase (decrease) in net assets	215,416	43,938	(186,090)

Net assets as of December 31, 2021	$1,712,748	$1,734,895	$41,680

The accompanying notes are an integral part of these financial statements.
96

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Invesco V.I. American Value (c)	Invesco V.I. Balanced-Risk Allocation	Invesco V.I. Comstock
Net assets as of December 31, 2019	$466,974	$37,294	$23,359,427

Investment income (loss):
Dividend distributions	1,644	2,489	175,630
Investment Expenses:
Mortality and expense risk and administrative charges	(4,595)	(377)	(91,787)

Net investment income (loss)	(2,951)	2,112	83,843

Increase (decrease) in net assets from operations:
Capital gain distributions	2,509	1,663	218,374
Realized capital gain (loss) on investments	(55,170)	50	(1,819,431)
Change in unrealized appreciation (depreciation)	21,296	(988)	(523,903)

Net gain (loss) on investments	(31,365)	725	(2,124,960)

Net increase (decrease) in net assets from operations	(34,316)	2,837	(2,041,117)

Contract owner transactions:
Variable annuity deposits	—	—	209,277
Terminations, withdrawals and annuity payments	(59,657)	(559)	(1,222,139)
Transfers between subaccounts, net	(76,679)	(4,590)	(11,363,397)
Maintenance charges and mortality adjustments	(728)	(57)	(48,044)

Increase (decrease) in net assets from contract transactions	(137,064)	(5,206)	(12,424,303)

Total increase (decrease) in net assets	(171,380)	(2,369)	(14,465,420)

Net assets as of December 31, 2020	$295,594	$34,925	$8,894,007

Investment income (loss):
Dividend distributions	7,885	1,950	163,304
Investment Expenses:
Mortality and expense risk and administrative charges	(21,844)	(812)	(91,457)

Net investment income (loss)	(13,959)	1,138	71,847

Increase (decrease) in net assets from operations:
Capital gain distributions	—	2,098	—
Realized capital gain (loss) on investments	(46,395)	171	519,768
Change in unrealized appreciation (depreciation)	164,434	1,460	2,285,597

Net gain (loss) on investments	118,039	3,729	2,805,365

Net increase (decrease) in net assets from operations	104,080	4,867	2,877,212

Contract owner transactions:
Variable annuity deposits	19,277	—	154,668
Terminations, withdrawals and annuity payments	(292,447)	(152)	(1,707,915)
Transfers between subaccounts, net	3,370,896	26,275	3,460,104
Maintenance charges and mortality adjustments	(9,349)	(28)	(47,059)

Increase (decrease) in net assets from contract transactions	3,088,377	26,095	1,859,798

Total increase (decrease) in net assets	3,192,457	30,962	4,737,010

Net assets as of December 31, 2021	$3,488,051	$65,887	$13,631,017

(c)	Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.
97

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Invesco V.I. Core Bond (b)	Invesco V.I. Core Equity	Invesco V.I. Discovery Mid Cap Growth (b)
Net assets as of December 31, 2019	$25,125,329	$11,786	$4,462,997

Investment income (loss):
Dividend distributions	555,613	127	—
Investment Expenses:
Mortality and expense risk and administrative charges	(201,588)	(42)	(33,509)

Net investment income (loss)	354,025	85	(33,509)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	2,745	1,217,682
Realized capital gain (loss) on investments	1,116,198	(23)	(1,289,933)
Change in unrealized appreciation (depreciation)	418,571	(1,278)	1,471,849

Net gain (loss) on investments	1,534,769	1,444	1,399,598

Net increase (decrease) in net assets from operations	1,888,794	1,529	1,366,089

Contract owner transactions:
Variable annuity deposits	224,184	—	82,435
Terminations, withdrawals and annuity payments	(2,912,502)	(112)	(406,122)
Transfers between subaccounts, net	(4,849,217)	—	(320,462)
Maintenance charges and mortality adjustments	(83,118)	(10)	(16,916)

Increase (decrease) in net assets from contract transactions	(7,620,653)	(122)	(661,065)

Total increase (decrease) in net assets	(5,731,859)	1,407	705,024

Net assets as of December 31, 2020	$19,393,470	$13,193	$5,168,021

Investment income (loss):
Dividend distributions	250,570	150	—
Investment Expenses:
Mortality and expense risk and administrative charges	(145,023)	(222)	(40,980)

Net investment income (loss)	105,547	(72)	(40,980)

Increase (decrease) in net assets from operations:
Capital gain distributions	518,262	765	620,131
Realized capital gain (loss) on investments	164,825	31	449,287
Change in unrealized appreciation (depreciation)	(1,284,395)	4,875	(198,483)

Net gain (loss) on investments	(601,308)	5,671	870,935

Net increase (decrease) in net assets from operations	(495,761)	5,599	829,955

Contract owner transactions:
Variable annuity deposits	224,822	—	716,679
Terminations, withdrawals and annuity payments	(3,211,947)	(713)	(571,299)
Transfers between subaccounts, net	(2,906,880)	18,112	(386,758)
Maintenance charges and mortality adjustments	(59,561)	(83)	(17,520)

Increase (decrease) in net assets from contract transactions	(5,953,566)	17,316	(258,898)

Total increase (decrease) in net assets	(6,449,327)	22,915	571,057

Net assets as of December 31, 2021	$12,944,143	$36,108	$5,739,078

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
98

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Invesco V.I. Equity and Income (c)	Invesco V.I. Global (b)	Invesco V.I. Global Core Equity
Net assets as of December 31, 2019	$9,523,491	$4,765,825	$28,741

Investment income (loss):
Dividend distributions	228,558	19,919	303
Investment Expenses:
Mortality and expense risk and administrative charges	(80,792)	(36,272)	(233)

Net investment income (loss)	147,766	(16,353)	70

Increase (decrease) in net assets from operations:
Capital gain distributions	472,491	165,184	—
Realized capital gain (loss) on investments	(21,791)	(66,729)	8
Change in unrealized appreciation (depreciation)	449,818	955,155	3,390

Net gain (loss) on investments	900,518	1,053,610	3,398

Net increase (decrease) in net assets from operations	1,048,284	1,037,257	3,468

Contract owner transactions:
Variable annuity deposits	368,426	127,853	—
Terminations, withdrawals and annuity payments	(1,263,843)	(201,239)	—
Transfers between subaccounts, net	1,300,835	(470,837)	—
Maintenance charges and mortality adjustments	(42,219)	(12,339)	(14)

Increase (decrease) in net assets from contract transactions	363,199	(556,562)	(14)

Total increase (decrease) in net assets	1,411,483	480,695	3,454

Net assets as of December 31, 2020	$10,934,974	$5,246,520	$32,195

Investment income (loss):
Dividend distributions	157,905	—	265
Investment Expenses:
Mortality and expense risk and administrative charges	(91,060)	(43,423)	(278)

Net investment income (loss)	66,845	(43,423)	(13)

Increase (decrease) in net assets from operations:
Capital gain distributions	94,254	277,030	5,788
Realized capital gain (loss) on investments	724,597	246,844	78
Change in unrealized appreciation (depreciation)	865,316	226,378	(1,098)

Net gain (loss) on investments	1,684,167	750,252	4,768

Net increase (decrease) in net assets from operations	1,751,012	706,829	4,755

Contract owner transactions:
Variable annuity deposits	56,667	281,214	—
Terminations, withdrawals and annuity payments	(1,085,415)	(511,551)	(57)
Transfers between subaccounts, net	(1,868,044)	(415,197)	—
Maintenance charges and mortality adjustments	(46,588)	(12,561)	(41)

Increase (decrease) in net assets from contract transactions	(2,943,380)	(658,095)	(98)

Total increase (decrease) in net assets	(1,192,368)	48,734	4,657

Net assets as of December 31, 2021	$9,742,606	$5,295,254	$36,852

(b)	Name change. See Note 1.
(c)	Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.
99

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Invesco V.I. Global Real Estate Series I	Invesco V.I. Global Real Estate Series II	Invesco V.I. Global Strategic Income (b)
Net assets as of December 31, 2019	$10,919,319	$361,359	$31,588

Investment income (loss):
Dividend distributions	391,612	11,349	1,595
Investment Expenses:
Mortality and expense risk and administrative charges	(61,176)	(1,077)	(136)

Net investment income (loss)	330,436	10,272	1,459

Increase (decrease) in net assets from operations:
Capital gain distributions	218,736	6,915	—
Realized capital gain (loss) on investments	(98,939)	(12,545)	(106)
Change in unrealized appreciation (depreciation)	(1,781,198)	(40,239)	(670)

Net gain (loss) on investments	(1,661,401)	(45,869)	(776)

Net increase (decrease) in net assets from operations	(1,330,965)	(35,597)	683

Contract owner transactions:
Variable annuity deposits	145,765	—	—
Terminations, withdrawals and annuity payments	(927,460)	(84,704)	(1,394)
Transfers between subaccounts, net	(750,889)	20,105	—
Maintenance charges and mortality adjustments	(37,243)	(251)	(23)

Increase (decrease) in net assets from contract transactions	(1,569,827)	(64,850)	(1,417)

Total increase (decrease) in net assets	(2,900,792)	(100,447)	(734)

Net assets as of December 31, 2020	$8,018,527	$260,912	$30,854

Investment income (loss):
Dividend distributions	228,779	8,249	107
Investment Expenses:
Mortality and expense risk and administrative charges	(64,983)	(761)	(64)

Net investment income (loss)	163,796	7,488	43

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	31,739	5,058	(1,109)
Change in unrealized appreciation (depreciation)	1,659,180	54,698	625

Net gain (loss) on investments	1,690,919	59,756	(484)

Net increase (decrease) in net assets from operations	1,854,715	67,244	(441)

Contract owner transactions:
Variable annuity deposits	226,597	9,469	—
Terminations, withdrawals and annuity payments	(1,060,957)	(53,508)	(578)
Transfers between subaccounts, net	(227,181)	7,135	(27,471)
Maintenance charges and mortality adjustments	(35,973)	(475)	(23)

Increase (decrease) in net assets from contract transactions	(1,097,514)	(37,379)	(28,072)

Total increase (decrease) in net assets	757,201	29,865	(28,513)

Net assets as of December 31, 2021	$8,775,728	$290,777	$2,341

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
100

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Invesco V.I. Government Money Market	Invesco V.I. Government Securities	Invesco V.I. Growth and Income
Net assets as of December 31, 2019	$27,196,425	$11,561,131	$21,671

Investment income (loss):
Dividend distributions	59,170	310,137	227
Investment Expenses:
Mortality and expense risk and administrative charges	(296,856)	(132,294)	(179)

Net investment income (loss)	(237,686)	177,843	48

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	192
Realized capital gain (loss) on investments	—	397,777	(37,617)
Change in unrealized appreciation (depreciation)	—	375,818	916

Net gain (loss) on investments	—	773,595	(36,509)

Net increase (decrease) in net assets from operations	(237,686)	951,438	(36,461)

Contract owner transactions:
Variable annuity deposits	2,253,209	84,121	—
Terminations, withdrawals and annuity payments	(6,225,475)	(1,302,580)	—
Transfers between subaccounts, net	9,803,156	2,947,495	27,862
Maintenance charges and mortality adjustments	(158,267)	(79,402)	—

Increase (decrease) in net assets from contract transactions	5,672,623	1,649,634	27,862

Total increase (decrease) in net assets	5,434,937	2,601,072	(8,599)

Net assets as of December 31, 2020	$32,631,362	$14,162,203	$13,072

Investment income (loss):
Dividend distributions	2,099	293,501	212
Investment Expenses:
Mortality and expense risk and administrative charges	(237,554)	(108,166)	(222)

Net investment income (loss)	(235,455)	185,335	(10)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	—	(7,896)	(3)
Change in unrealized appreciation (depreciation)	—	(621,204)	3,458

Net gain (loss) on investments	—	(629,100)	3,455

Net increase (decrease) in net assets from operations	(235,455)	(443,765)	3,445

Contract owner transactions:
Variable annuity deposits	3,397,495	121,294	—
Terminations, withdrawals and annuity payments	(5,203,130)	(2,046,675)	—
Transfers between subaccounts, net	(2,538,239)	1,026,072	—
Maintenance charges and mortality adjustments	(116,593)	(76,764)	(4)

Increase (decrease) in net assets from contract transactions	(4,460,467)	(976,073)	(4)

Total increase (decrease) in net assets	(4,695,922)	(1,419,838)	3,441

Net assets as of December 31, 2021	$27,935,440	$12,742,365	$16,513

The accompanying notes are an integral part of these financial statements.
101

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Invesco V.I. Health Care Series I	Invesco V.I. Health Care Series II	Invesco V.I. High Yield
Net assets as of December 31, 2019	$8,641,218	$372,580	$40,333

Investment income (loss):
Dividend distributions	27,248	108	1,418
Investment Expenses:
Mortality and expense risk and administrative charges	(67,247)	(1,895)	(97)

Net investment income (loss)	(39,999)	(1,787)	1,321

Increase (decrease) in net assets from operations:
Capital gain distributions	207,420	2,845	—
Realized capital gain (loss) on investments	239,492	(7,889)	(1,936)
Change in unrealized appreciation (depreciation)	642,364	(17,278)	(846)

Net gain (loss) on investments	1,089,276	(22,322)	(2,782)

Net increase (decrease) in net assets from operations	1,049,277	(24,109)	(1,461)

Contract owner transactions:
Variable annuity deposits	155,693	—	—
Terminations, withdrawals and annuity payments	(978,665)	(1,392)	(397)
Transfers between subaccounts, net	717,458	(225,679)	(12,367)
Maintenance charges and mortality adjustments	(38,733)	(334)	(21)

Increase (decrease) in net assets from contract transactions	(144,247)	(227,405)	(12,785)

Total increase (decrease) in net assets	905,030	(251,514)	(14,246)

Net assets as of December 31, 2020	$9,546,248	$121,066	$26,087

Investment income (loss):
Dividend distributions	16,032	4	—
Investment Expenses:
Mortality and expense risk and administrative charges	(60,546)	(1,792)	(25)

Net investment income (loss)	(44,514)	(1,788)	(25)

Increase (decrease) in net assets from operations:
Capital gain distributions	833,893	14,509	—
Realized capital gain (loss) on investments	412,556	15,178	(117)
Change in unrealized appreciation (depreciation)	(382,586)	(16,775)	518

Net gain (loss) on investments	863,863	12,912	401

Net increase (decrease) in net assets from operations	819,349	11,124	376

Contract owner transactions:
Variable annuity deposits	647,588	—	—
Terminations, withdrawals and annuity payments	(840,564)	(2,279)	—
Transfers between subaccounts, net	(2,034,585)	(101,305)	(26,446)
Maintenance charges and mortality adjustments	(32,845)	(362)	(17)

Increase (decrease) in net assets from contract transactions	(2,260,406)	(103,946)	(26,463)

Total increase (decrease) in net assets	(1,441,057)	(92,822)	(26,087)

Net assets as of December 31, 2021	$8,105,191	$28,244	$—

The accompanying notes are an integral part of these financial statements.
102

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Invesco V.I. International Growth	Invesco V.I. Main Street Mid Cap Fund® (b)	Invesco V.I. Main Street Small Cap Fund® (b)
Net assets as of December 31, 2019	$33,257,011	$10,510,797	$14,287,699

Investment income (loss):
Dividend distributions	499,537	48,374	44,087
Investment Expenses:
Mortality and expense risk and administrative charges	(222,706)	(85,297)	(115,368)

Net investment income (loss)	276,831	(36,923)	(71,281)

Increase (decrease) in net assets from operations:
Capital gain distributions	544,513	2,091,515	175,804
Realized capital gain (loss) on investments	1,629,385	(417,761)	(550,503)
Change in unrealized appreciation (depreciation)	1,348,640	(870,961)	2,488,098

Net gain (loss) on investments	3,522,538	802,793	2,113,399

Net increase (decrease) in net assets from operations	3,799,369	765,870	2,042,118

Contract owner transactions:
Variable annuity deposits	290,913	177,841	301,628
Terminations, withdrawals and annuity payments	(2,629,375)	(987,747)	(1,187,102)
Transfers between subaccounts, net	(5,935,539)	723,682	(791,816)
Maintenance charges and mortality adjustments	(111,248)	(39,802)	(67,008)

Increase (decrease) in net assets from contract transactions	(8,385,249)	(126,026)	(1,744,298)

Total increase (decrease) in net assets	(4,585,880)	639,844	297,820

Net assets as of December 31, 2020	$28,671,131	$11,150,641	$14,585,519

Investment income (loss):
Dividend distributions	289,221	23,939	27,130
Investment Expenses:
Mortality and expense risk and administrative charges	(253,929)	(92,384)	(145,690)

Net investment income (loss)	35,292	(68,445)	(118,560)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,863,344	—	948,629
Realized capital gain (loss) on investments	1,351,040	60,468	1,019,872
Change in unrealized appreciation (depreciation)	(1,884,403)	2,120,462	1,110,880

Net gain (loss) on investments	1,329,981	2,180,930	3,079,381

Net increase (decrease) in net assets from operations	1,365,273	2,112,485	2,960,821

Contract owner transactions:
Variable annuity deposits	374,234	205,675	323,514
Terminations, withdrawals and annuity payments	(3,778,329)	(1,487,022)	(2,268,487)
Transfers between subaccounts, net	556,713	(2,218,049)	232,476
Maintenance charges and mortality adjustments	(116,969)	(42,451)	(78,048)

Increase (decrease) in net assets from contract transactions	(2,964,351)	(3,541,847)	(1,790,545)

Total increase (decrease) in net assets	(1,599,078)	(1,429,362)	1,170,276

Net assets as of December 31, 2021	$27,072,053	$9,721,279	$15,755,795

(b) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
103

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Invesco V.I. Managed Volatility (c)	Invesco V.I. S&P 500 Index	Invesco V.I. Small Cap Equity
Net assets as of December 31, 2019	$207,703	$406,183	$19,167

Investment income (loss):
Dividend distributions	1,413	6,884	7
Investment Expenses:
Mortality and expense risk and administrative charges	(424)	(2,385)	(80)

Net investment income (loss)	989	4,499	(73)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,806	32,563	2,658
Realized capital gain (loss) on investments	(49,923)	1,293	(262)
Change in unrealized appreciation (depreciation)	17,889	29,998	6,193

Net gain (loss) on investments	(30,228)	63,854	8,589

Net increase (decrease) in net assets from operations	(29,239)	68,353	8,516

Contract owner transactions:
Variable annuity deposits	11,022	6	—
Terminations, withdrawals and annuity payments	(15,049)	(9,648)	(157)
Transfers between subaccounts, net	(93,119)	21,962	6,789
Maintenance charges and mortality adjustments	(165)	(97)	(26)

Increase (decrease) in net assets from contract transactions	(97,311)	12,223	6,606

Total increase (decrease) in net assets	(126,550)	80,576	15,122

Net assets as of December 31, 2020	$81,153	$486,759	$34,289

Investment income (loss):
Dividend distributions	1,469	6,098	1
Investment Expenses:
Mortality and expense risk and administrative charges	(76)	(3,367)	(93)

Net investment income (loss)	1,393	2,731	(92)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	62,800	2,469
Realized capital gain (loss) on investments	(3,526)	6,870	2,012
Change in unrealized appreciation (depreciation)	8,287	62,802	908

Net gain (loss) on investments	4,761	132,472	5,389

Net increase (decrease) in net assets from operations	6,154	135,203	5,297

Contract owner transactions:
Variable annuity deposits	1	16,796	—
Terminations, withdrawals and annuity payments	(1,233)	(8,422)	(9,251)
Transfers between subaccounts, net	(86,007)	8,361	13,085
Maintenance charges and mortality adjustments	(68)	(294)	(75)

Increase (decrease) in net assets from contract transactions	(87,307)	16,441	3,759

Total increase (decrease) in net assets	(81,153)	151,644	9,056

Net assets as of December 31, 2021	$—	$638,403	$43,345

(c)	Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.
104

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Invesco V.I. Value Opportunities (c)	Invesco Value Opportunities	Janus Henderson Mid Cap Value
Net assets as of December 31, 2019	$2,880,534	$2,182,017	$139,957

Investment income (loss):
Dividend distributions	1,899	4,940	950
Investment Expenses:
Mortality and expense risk and administrative charges	(18,054)	(16,102)	(1,202)

Net investment income (loss)	(16,155)	(11,162)	(252)

Increase (decrease) in net assets from operations:
Capital gain distributions	97,951	—	—
Realized capital gain (loss) on investments	(215,079)	6,751	(8,324)
Change in unrealized appreciation (depreciation)	196,196	75,222	5,566

Net gain (loss) on investments	79,068	81,973	(2,758)

Net increase (decrease) in net assets from operations	62,913	70,811	(3,010)

Contract owner transactions:
Variable annuity deposits	114,509	36,180	4,518
Terminations, withdrawals and annuity payments	(275,788)	(216,250)	(9,283)
Transfers between subaccounts, net	(156,334)	(65,299)	14,905
Maintenance charges and mortality adjustments	(9,961)	(4,690)	(485)

Increase (decrease) in net assets from contract transactions	(327,574)	(250,059)	9,655

Total increase (decrease) in net assets	(264,661)	(179,248)	6,645

Net assets as of December 31, 2020	$2,615,873	$2,002,769	$146,602

Investment income (loss):
Dividend distributions	16,174	13,827	151
Investment Expenses:
Mortality and expense risk and administrative charges	(8,239)	(21,517)	(1,150)

Net investment income (loss)	7,935	(7,690)	(999)

Increase (decrease) in net assets from operations:
Capital gain distributions	100,268	189,051	10,726
Realized capital gain (loss) on investments	203,624	135,581	8,776
Change in unrealized appreciation (depreciation)	333,923	353,728	4,532

Net gain (loss) on investments	637,815	678,360	24,034

Net increase (decrease) in net assets from operations	645,750	670,670	23,035

Contract owner transactions:
Variable annuity deposits	31,417	34,045	3,091
Terminations, withdrawals and annuity payments	(140,127)	(329,946)	(28,507)
Transfers between subaccounts, net	(3,149,017)	64,686	(40,619)
Maintenance charges and mortality adjustments	(3,896)	(5,063)	(573)

Increase (decrease) in net assets from contract transactions	(3,261,623)	(236,278)	(66,608)

Total increase (decrease) in net assets	(2,615,873)	434,392	(43,573)

Net assets as of December 31, 2021	$—	$2,437,161	$103,029

(c)	Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.
105

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Janus Henderson Overseas	Janus Henderson U.S. Managed Volatility	Janus Henderson VIT Enterprise
Net assets as of December 31, 2019	$2,724,337	$899,928	$33,839,853

Investment income (loss):
Dividend distributions	16,242	7,918	—
Investment Expenses:
Mortality and expense risk and administrative charges	(22,192)	(8,143)	(248,379)

Net investment income (loss)	(5,950)	(225)	(248,379)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	97,424	2,293,637
Realized capital gain (loss) on investments	(69,627)	16,680	1,641,340
Change in unrealized appreciation (depreciation)	413,658	(18,957)	907,818

Net gain (loss) on investments	344,031	95,147	4,842,795

Net increase (decrease) in net assets from operations	338,081	94,922	4,594,416

Contract owner transactions:
Variable annuity deposits	86,264	25,977	636,128
Terminations, withdrawals and annuity payments	(262,862)	(120,752)	(3,144,134)
Transfers between subaccounts, net	20,960	41,410	(3,980,934)
Maintenance charges and mortality adjustments	(6,750)	(1,884)	(110,648)

Increase (decrease) in net assets from contract transactions	(162,388)	(55,249)	(6,599,588)

Total increase (decrease) in net assets	175,693	39,673	(2,005,172)

Net assets as of December 31, 2020	$2,900,030	$939,601	$31,834,681

Investment income (loss):
Dividend distributions	22,018	908	82,494
Investment Expenses:
Mortality and expense risk and administrative charges	(28,671)	(9,362)	(278,712)

Net investment income (loss)	(6,653)	(8,454)	(196,218)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	221,743	3,111,837
Realized capital gain (loss) on investments	103,694	31,778	2,298,616
Change in unrealized appreciation (depreciation)	236,923	(82,050)	(548,139)

Net gain (loss) on investments	340,617	171,471	4,862,314

Net increase (decrease) in net assets from operations	333,964	163,017	4,666,096

Contract owner transactions:
Variable annuity deposits	73,378	30,051	591,881
Terminations, withdrawals and annuity payments	(359,055)	(181,035)	(4,099,353)
Transfers between subaccounts, net	248,603	35,362	83,220
Maintenance charges and mortality adjustments	(8,890)	(2,074)	(121,340)

Increase (decrease) in net assets from contract transactions	(45,964)	(117,696)	(3,545,592)

Total increase (decrease) in net assets	288,000	45,321	1,120,504

Net assets as of December 31, 2021	$3,188,030	$984,922	$32,955,185

The accompanying notes are an integral part of these financial statements.
106

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Janus Henderson VIT Forty	Janus Henderson VIT Mid Cap Value	Janus Henderson VIT Overseas
Net assets as of December 31, 2019	$21,081	$70,226	$147,924

Investment income (loss):
Dividend distributions	—	949	2,382
Investment Expenses:
Mortality and expense risk and administrative charges	(81)	(382)	(1,161)

Net investment income (loss)	(81)	567	1,221

Increase (decrease) in net assets from operations:
Capital gain distributions	2	1,320	—
Realized capital gain (loss) on investments	6,573	(57)	(9,864)
Change in unrealized appreciation (depreciation)	(2,072)	(818)	16,701

Net gain (loss) on investments	4,503	445	6,837

Net increase (decrease) in net assets from operations	4,422	1,012	8,058

Contract owner transactions:
Variable annuity deposits	—	—	167,478
Terminations, withdrawals and annuity payments	(178)	(384)	(1,503)
Transfers between subaccounts, net	(25,325)	44,226	(5,751)
Maintenance charges and mortality adjustments	—	(33)	(3)

Increase (decrease) in net assets from contract transactions	(25,503)	43,809	160,221

Total increase (decrease) in net assets	(21,081)	44,821	168,279

Net assets as of December 31, 2020	$—	$115,047	$316,203

Investment income (loss):
Dividend distributions	—	560	4,788
Investment Expenses:
Mortality and expense risk and administrative charges	—	(680)	(2,075)

Net investment income (loss)	—	(120)	2,713

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	—	1,209	5,881
Change in unrealized appreciation (depreciation)	—	26,510	37,578

Net gain (loss) on investments	—	27,719	43,459

Net increase (decrease) in net assets from operations	—	27,599	46,172

Contract owner transactions:
Variable annuity deposits	—	26,418	—
Terminations, withdrawals and annuity payments	—	(6,756)	(9,043)
Transfers between subaccounts, net	—	37,564	99,626
Maintenance charges and mortality adjustments	—	(103)	(14)

Increase (decrease) in net assets from contract transactions	—	57,123	90,569

Total increase (decrease) in net assets	—	84,722	136,741

Net assets as of December 31, 2021	$—	$199,769	$452,944

The accompanying notes are an integral part of these financial statements.
107

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Janus Henderson VIT Research	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust Small Cap Core Portfolio
Net assets as of December 31, 2019	$17,648,400	$4,767,625	$168,293

Investment income (loss):
Dividend distributions	36,168	103,569	958
Investment Expenses:
Mortality and expense risk and administrative charges	(146,333)	(44,214)	(944)

Net investment income (loss)	(110,165)	59,355	14

Increase (decrease) in net assets from operations:
Capital gain distributions	1,383,763	—	9,352
Realized capital gain (loss) on investments	1,124,062	87,446	(210)
Change in unrealized appreciation (depreciation)	2,270,795	177,538	12,054

Net gain (loss) on investments	4,778,620	264,984	21,196

Net increase (decrease) in net assets from operations	4,668,455	324,339	21,210

Contract owner transactions:
Variable annuity deposits	153,289	327,655	—
Terminations, withdrawals and annuity payments	(1,574,218)	(327,042)	—
Transfers between subaccounts, net	(1,661,710)	641,539	—
Maintenance charges and mortality adjustments	(53,173)	(21,393)	(7)

Increase (decrease) in net assets from contract transactions	(3,135,812)	620,759	(7)

Total increase (decrease) in net assets	1,532,643	945,098	21,203

Net assets as of December 31, 2020	$19,181,043	$5,712,723	$189,496

Investment income (loss):
Dividend distributions	3,237	74,597	659
Investment Expenses:
Mortality and expense risk and administrative charges	(166,517)	(37,411)	(1,452)

Net investment income (loss)	(163,280)	37,186	(793)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,031,801	60,846	5,541
Realized capital gain (loss) on investments	1,128,224	41,151	16,931
Change in unrealized appreciation (depreciation)	1,413,326	(292,543)	18,974

Net gain (loss) on investments	3,573,351	(190,546)	41,446

Net increase (decrease) in net assets from operations	3,410,071	(153,360)	40,653

Contract owner transactions:
Variable annuity deposits	386,135	388,142	93,617
Terminations, withdrawals and annuity payments	(2,189,214)	(511,363)	—
Transfers between subaccounts, net	(981,673)	(566,556)	877
Maintenance charges and mortality adjustments	(57,601)	(20,770)	(101)

Increase (decrease) in net assets from contract transactions	(2,842,353)	(710,547)	94,393

Total increase (decrease) in net assets	567,718	(863,907)	135,046

Net assets as of December 31, 2021	$19,748,761	$4,848,816	$324,542

The accompanying notes are an integral part of these financial statements.
108

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	JPMorgan Insurance Trust US Equity Portfolio	Lord Abbett Series Bond-Debenture VC	Lord Abbett Series Developing Growth VC
Net assets as of December 31, 2019	$269,132	$4,407,717	$1,997,354

Investment income (loss):
Dividend distributions	592	188,294	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,501)	(35,890)	(14,629)

Net investment income (loss)	(909)	152,404	(14,629)

Increase (decrease) in net assets from operations:
Capital gain distributions	6,740	—	248,464
Realized capital gain (loss) on investments	(19,964)	(159,691)	37,005
Change in unrealized appreciation (depreciation)	(10,257)	174,203	795,227

Net gain (loss) on investments	(23,481)	14,512	1,080,696

Net increase (decrease) in net assets from operations	(24,390)	166,916	1,066,067

Contract owner transactions:
Variable annuity deposits	—	470,784	47,071
Terminations, withdrawals and annuity payments	—	(297,992)	(126,814)
Transfers between subaccounts, net	(115,886)	494,846	(171,459)
Maintenance charges and mortality adjustments	(110)	(10,984)	(6,055)

Increase (decrease) in net assets from contract transactions	(115,996)	656,654	(257,257)

Total increase (decrease) in net assets	(140,386)	823,570	808,810

Net assets as of December 31, 2020	$128,746	$5,231,287	$2,806,164

Investment income (loss):
Dividend distributions	761	151,122	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,769)	(37,452)	(22,147)

Net investment income (loss)	(1,008)	113,670	(22,147)

Increase (decrease) in net assets from operations:
Capital gain distributions	6,497	79,951	625,019
Realized capital gain (loss) on investments	552	71,949	254,961
Change in unrealized appreciation (depreciation)	29,287	(148,419)	(970,528)

Net gain (loss) on investments	36,336	3,481	(90,548)

Net increase (decrease) in net assets from operations	35,328	117,151	(112,695)

Contract owner transactions:
Variable annuity deposits	—	1,082,607	460,950
Terminations, withdrawals and annuity payments	(82)	(735,804)	(170,199)
Transfers between subaccounts, net	—	(593,828)	(509,465)
Maintenance charges and mortality adjustments	(60)	(10,056)	(6,512)

Increase (decrease) in net assets from contract transactions	(142)	(257,081)	(225,226)

Total increase (decrease) in net assets	35,186	(139,930)	(337,921)

Net assets as of December 31, 2021	$163,932	$5,091,357	$2,468,243

The accompanying notes are an integral part of these financial statements.
109

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Lord Abbett Series Dividend Growth VC	Lord Abbett Series Growth Opportunities VC	Lord Abbett Series Mid Cap Stock VC
Net assets as of December 31, 2019	$80,834	$43,287	$61,301

Investment income (loss):
Dividend distributions	444	—	543
Investment Expenses:
Mortality and expense risk and administrative charges	(667)	(394)	(363)

Net investment income (loss)	(223)	(394)	180

Increase (decrease) in net assets from operations:
Capital gain distributions	834	4,401	—
Realized capital gain (loss) on investments	2,092	2,011	(1,527)
Change in unrealized appreciation (depreciation)	2,708	7,076	1,221

Net gain (loss) on investments	5,634	13,488	(306)

Net increase (decrease) in net assets from operations	5,411	13,094	(126)

Contract owner transactions:
Variable annuity deposits	268	—	—
Terminations, withdrawals and annuity payments	(2,938)	(5,344)	(1,884)
Transfers between subaccounts, net	(33,228)	(4,995)	(3,641)
Maintenance charges and mortality adjustments	(53)	(88)	(84)

Increase (decrease) in net assets from contract transactions	(35,951)	(10,427)	(5,609)

Total increase (decrease) in net assets	(30,540)	2,667	(5,735)

Net assets as of December 31, 2020	$50,294	$45,954	$55,566

Investment income (loss):
Dividend distributions	133	—	374
Investment Expenses:
Mortality and expense risk and administrative charges	(229)	(550)	(421)

Net investment income (loss)	(96)	(550)	(47)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,865	1,415	6,045
Realized capital gain (loss) on investments	8,837	3,203	143
Change in unrealized appreciation (depreciation)	(7,810)	(6,565)	8,915

Net gain (loss) on investments	2,892	(1,947)	15,103

Net increase (decrease) in net assets from operations	2,796	(2,497)	15,056

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(2,873)	(350)	(2,170)
Transfers between subaccounts, net	(30,198)	(42,971)	—
Maintenance charges and mortality adjustments	(53)	(136)	(164)

Increase (decrease) in net assets from contract transactions	(33,124)	(43,457)	(2,334)

Total increase (decrease) in net assets	(30,328)	(45,954)	12,722

Net assets as of December 31, 2021	$19,966	$—	$68,288

The accompanying notes are an integral part of these financial statements.
110

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Lord Abbett Series Total Return VC	MFS® VIT Emerging Markets Equity	MFS® VIT Global Tactical Allocation
Net assets as of December 31, 2019	$51,945	$241,189	$7,810

Investment income (loss):
Dividend distributions	1,701	4,697	117
Investment Expenses:
Mortality and expense risk and administrative charges	(211)	(1,855)	(110)

Net investment income (loss)	1,490	2,842	7

Increase (decrease) in net assets from operations:
Capital gain distributions	1,353	8,872	358
Realized capital gain (loss) on investments	9	(8,466)	(47)
Change in unrealized appreciation (depreciation)	1,038	854	21

Net gain (loss) on investments	2,400	1,260	332

Net increase (decrease) in net assets from operations	3,890	4,102	339

Contract owner transactions:
Variable annuity deposits	18,000	38,293	—
Terminations, withdrawals and annuity payments	—	(138,251)	(965)
Transfers between subaccounts, net	—	16,901	—
Maintenance charges and mortality adjustments	(54)	(378)	—

Increase (decrease) in net assets from contract transactions	17,946	(83,435)	(965)

Total increase (decrease) in net assets	21,836	(79,333)	(626)

Net assets as of December 31, 2020	$73,781	$161,856	$7,184

Investment income (loss):
Dividend distributions	8,042	239	57
Investment Expenses:
Mortality and expense risk and administrative charges	(1,289)	(1,497)	(105)

Net investment income (loss)	6,753	(1,258)	(48)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,725	8	332
Realized capital gain (loss) on investments	303	7,782	(60)
Change in unrealized appreciation (depreciation)	(5,525)	(11,243)	(146)

Net gain (loss) on investments	(2,497)	(3,453)	126

Net increase (decrease) in net assets from operations	4,256	(4,711)	78

Contract owner transactions:
Variable annuity deposits	107,157	—	—
Terminations, withdrawals and annuity payments	(384)	(65,978)	(930)
Transfers between subaccounts, net	226,906	(9,805)	—
Maintenance charges and mortality adjustments	(215)	(352)	(1)

Increase (decrease) in net assets from contract transactions	333,464	(76,135)	(931)

Total increase (decrease) in net assets	337,720	(80,846)	(853)

Net assets as of December 31, 2021	$411,501	$81,010	$6,331

The accompanying notes are an integral part of these financial statements.
111

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	MFS® VIT High Yield	MFS® VIT II MA Investors Growth Stock	MFS® VIT II Research International
Net assets as of December 31, 2019	$—	$198,635	$5,915,024

Investment income (loss):
Dividend distributions	36,166	—	154,108
Investment Expenses:
Mortality and expense risk and administrative charges	(1,294)	(229)	(72,102)

Net investment income (loss)	34,872	(229)	82,006

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1	294,041
Realized capital gain (loss) on investments	(24,820)	(20,698)	50,958
Change in unrealized appreciation (depreciation)	3,991	(3,954)	1,251,106

Net gain (loss) on investments	(20,829)	(24,651)	1,596,105

Net increase (decrease) in net assets from operations	14,043	(24,880)	1,678,111

Contract owner transactions:
Variable annuity deposits	47,697	—	138,550
Terminations, withdrawals and annuity payments	(3,296)	(2,132)	(880,372)
Transfers between subaccounts, net	121,542	(171,623)	3,920,898
Maintenance charges and mortality adjustments	(124)	—	(36,996)

Increase (decrease) in net assets from contract transactions	165,819	(173,755)	3,142,080

Total increase (decrease) in net assets	179,862	(198,635)	4,820,191

Net assets as of December 31, 2020	$179,862	$—	$10,735,215

Investment income (loss):
Dividend distributions	2,652	—	66,094
Investment Expenses:
Mortality and expense risk and administrative charges	(750)	—	(91,304)

Net investment income (loss)	1,902	—	(25,210)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	475,492
Realized capital gain (loss) on investments	4,423	—	761,989
Change in unrealized appreciation (depreciation)	(3,851)	—	(243,064)

Net gain (loss) on investments	572	—	994,417

Net increase (decrease) in net assets from operations	2,474	—	969,207

Contract owner transactions:
Variable annuity deposits	—	—	425,272
Terminations, withdrawals and annuity payments	(4,665)	—	(1,750,370)
Transfers between subaccounts, net	(121,483)	—	(557,435)
Maintenance charges and mortality adjustments	(111)	—	(41,446)

Increase (decrease) in net assets from contract transactions	(126,259)	—	(1,923,979)

Total increase (decrease) in net assets	(123,785)	—	(954,772)

Net assets as of December 31, 2021	$56,077	$—	$9,780,443

The accompanying notes are an integral part of these financial statements.
112

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	MFS® VIT International Intrinsic Value	MFS® VIT Investors Trust	MFS® VIT New Discovery
Net assets as of December 31, 2019	$796,006	$22,263	$272,394

Investment income (loss):
Dividend distributions	16,035	81	—
Investment Expenses:
Mortality and expense risk and administrative charges	(20,750)	(74)	(1,349)

Net investment income (loss)	(4,715)	7	(1,349)

Increase (decrease) in net assets from operations:
Capital gain distributions	41,948	584	25,149
Realized capital gain (loss) on investments	13,309	(89)	2,019
Change in unrealized appreciation (depreciation)	469,296	2,234	66,230

Net gain (loss) on investments	524,553	2,729	93,398

Net increase (decrease) in net assets from operations	519,838	2,736	92,049

Contract owner transactions:
Variable annuity deposits	1,340,196	4	—
Terminations, withdrawals and annuity payments	(108,338)	(3,976)	(8,888)
Transfers between subaccounts, net	(174,580)	3,745	(43,614)
Maintenance charges and mortality adjustments	(575)	(18)	(327)

Increase (decrease) in net assets from contract transactions	1,056,703	(245)	(52,829)

Total increase (decrease) in net assets	1,576,541	2,491	39,220

Net assets as of December 31, 2020	$2,372,547	$24,754	$311,614

Investment income (loss):
Dividend distributions	3,276	231	—
Investment Expenses:
Mortality and expense risk and administrative charges	(29,918)	(294)	(2,082)

Net investment income (loss)	(26,642)	(63)	(2,082)

Increase (decrease) in net assets from operations:
Capital gain distributions	63,529	1,766	77,308
Realized capital gain (loss) on investments	61,836	960	12,177
Change in unrealized appreciation (depreciation)	103,845	5,184	(84,049)

Net gain (loss) on investments	229,210	7,910	5,436

Net increase (decrease) in net assets from operations	202,568	7,847	3,354

Contract owner transactions:
Variable annuity deposits	55,404	62,600	32,739
Terminations, withdrawals and annuity payments	(104,359)	(6,454)	(32,708)
Transfers between subaccounts, net	(87,417)	—	94,760
Maintenance charges and mortality adjustments	(962)	(67)	(757)

Increase (decrease) in net assets from contract transactions	(137,334)	56,079	94,034

Total increase (decrease) in net assets	65,234	63,926	97,388

Net assets as of December 31, 2021	$2,437,781	$88,680	$409,002

The accompanying notes are an integral part of these financial statements.
113

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	MFS® VIT Research	MFS® VIT Total Return	MFS® VIT Total Return Bond
Net assets as of December 31, 2019	$123,144	$24,301,271	$97,487

Investment income (loss):
Dividend distributions	664	372,733	5,583
Investment Expenses:
Mortality and expense risk and administrative charges	(670)	(140,911)	(1,005)

Net investment income (loss)	(6)	231,822	4,578

Increase (decrease) in net assets from operations:
Capital gain distributions	5,024	485,388	—
Realized capital gain (loss) on investments	74	817,077	1,361
Change in unrealized appreciation (depreciation)	14,088	(113,921)	4,906

Net gain (loss) on investments	19,186	1,188,544	6,267

Net increase (decrease) in net assets from operations	19,180	1,420,366	10,845

Contract owner transactions:
Variable annuity deposits	—	253,988	—
Terminations, withdrawals and annuity payments	(673)	(2,128,525)	(797)
Transfers between subaccounts, net	—	(4,665,034)	55,880
Maintenance charges and mortality adjustments	—	(107,327)	(99)

Increase (decrease) in net assets from contract transactions	(673)	(6,646,898)	54,984

Total increase (decrease) in net assets	18,507	(5,226,532)	65,829

Net assets as of December 31, 2020	$141,651	$19,074,739	$163,316

Investment income (loss):
Dividend distributions	150	299,781	4,787
Investment Expenses:
Mortality and expense risk and administrative charges	(142)	(143,895)	(1,183)

Net investment income (loss)	8	155,886	3,604

Increase (decrease) in net assets from operations:
Capital gain distributions	2,583	909,261	14
Realized capital gain (loss) on investments	17,778	582,733	83
Change in unrealized appreciation (depreciation)	(14,533)	675,027	(6,522)

Net gain (loss) on investments	5,828	2,167,021	(6,425)

Net increase (decrease) in net assets from operations	5,836	2,322,907	(2,821)

Contract owner transactions:
Variable annuity deposits	1	181,431	119,088
Terminations, withdrawals and annuity payments	(1,888)	(2,219,589)	(4,131)
Transfers between subaccounts, net	(97,206)	(522,254)	31,718
Maintenance charges and mortality adjustments	(85)	(110,692)	(246)

Increase (decrease) in net assets from contract transactions	(99,178)	(2,671,104)	146,429

Total increase (decrease) in net assets	(93,342)	(348,197)	143,608

Net assets as of December 31, 2021	$48,309	$18,726,542	$306,924

The accompanying notes are an integral part of these financial statements.
114

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	MFS® VIT Utilities	Morgan Stanley VIF Emerging Markets Debt	Morgan Stanley VIF Emerging Markets Equity
Net assets as of December 31, 2019	$16,145,843	$158,869	$9,074,201

Investment income (loss):
Dividend distributions	322,432	6,854	71,118
Investment Expenses:
Mortality and expense risk and administrative charges	(111,010)	(560)	(66,910)

Net investment income (loss)	211,422	6,294	4,208

Increase (decrease) in net assets from operations:
Capital gain distributions	381,504	—	89,941
Realized capital gain (loss) on investments	273,088	(824)	(436,613)
Change in unrealized appreciation (depreciation)	(256,061)	2,351	979,605

Net gain (loss) on investments	398,531	1,527	632,933

Net increase (decrease) in net assets from operations	609,953	7,821	637,141

Contract owner transactions:
Variable annuity deposits	155,994	—	136,604
Terminations, withdrawals and annuity payments	(1,199,052)	(1,797)	(694,537)
Transfers between subaccounts, net	(526,646)	(4,019)	(171,986)
Maintenance charges and mortality adjustments	(58,537)	(10)	(30,986)

Increase (decrease) in net assets from contract transactions	(1,628,241)	(5,826)	(760,905)

Total increase (decrease) in net assets	(1,018,288)	1,995	(123,764)

Net assets as of December 31, 2020	$15,127,555	$160,864	$8,950,437

Investment income (loss):
Dividend distributions	225,378	9,632	48,284
Investment Expenses:
Mortality and expense risk and administrative charges	(120,463)	(464)	(60,734)

Net investment income (loss)	104,915	9,168	(12,450)

Increase (decrease) in net assets from operations:
Capital gain distributions	507,991	—	—
Realized capital gain (loss) on investments	467,833	(2,959)	954,250
Change in unrealized appreciation (depreciation)	796,485	(10,281)	(706,332)

Net gain (loss) on investments	1,772,309	(13,240)	247,918

Net increase (decrease) in net assets from operations	1,877,224	(4,072)	235,468

Contract owner transactions:
Variable annuity deposits	557,131	—	206,657
Terminations, withdrawals and annuity payments	(1,525,687)	(33,409)	(793,830)
Transfers between subaccounts, net	(638,903)	32,545	(3,003,952)
Maintenance charges and mortality adjustments	(59,879)	(27)	(27,379)

Increase (decrease) in net assets from contract transactions	(1,667,338)	(891)	(3,618,504)

Total increase (decrease) in net assets	209,886	(4,963)	(3,383,036)

Net assets as of December 31, 2021	$15,337,441	$155,901	$5,567,401

The accompanying notes are an integral part of these financial statements.
115

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Conservative ETF Asset Allocation Portfolio
Net assets as of December 31, 2019	$1,707,455	$5,672,536	$2,274,187

Investment income (loss):
Dividend distributions	41,693	244,137	48,549
Investment Expenses:
Mortality and expense risk and administrative charges	(12,783)	(52,125)	(19,088)

Net investment income (loss)	28,910	192,012	29,461

Increase (decrease) in net assets from operations:
Capital gain distributions	46,258	156,300	15,533
Realized capital gain (loss) on investments	12,745	(28,352)	(6,738)
Change in unrealized appreciation (depreciation)	98,202	383,852	77,701

Net gain (loss) on investments	157,205	511,800	86,496

Net increase (decrease) in net assets from operations	186,115	703,812	115,957

Contract owner transactions:
Variable annuity deposits	29,118	352,061	165,602
Terminations, withdrawals and annuity payments	(410,173)	(315,192)	(1,079,193)
Transfers between subaccounts, net	524,070	7,058,109	1,443,875
Maintenance charges and mortality adjustments	(1,783)	(15,321)	(8,212)

Increase (decrease) in net assets from contract transactions	141,232	7,079,657	522,072

Total increase (decrease) in net assets	327,347	7,783,469	638,029

Net assets as of December 31, 2020	$2,034,802	$13,456,005	$2,912,216

Investment income (loss):
Dividend distributions	15,945	93,868	40,943
Investment Expenses:
Mortality and expense risk and administrative charges	(18,451)	(100,251)	(21,884)

Net investment income (loss)	(2,506)	(6,383)	19,059

Increase (decrease) in net assets from operations:
Capital gain distributions	31,592	271,651	77,641
Realized capital gain (loss) on investments	183,497	761,577	44,429
Change in unrealized appreciation (depreciation)	124,532	132,789	(99,250)

Net gain (loss) on investments	339,621	1,166,017	22,820

Net increase (decrease) in net assets from operations	337,115	1,159,634	41,879

Contract owner transactions:
Variable annuity deposits	199,278	631,570	47,164
Terminations, withdrawals and annuity payments	(36,209)	(1,168,516)	(471,726)
Transfers between subaccounts, net	(907,138)	(7,290,550)	385,309
Maintenance charges and mortality adjustments	(3,830)	(24,704)	(6,707)

Increase (decrease) in net assets from contract transactions	(747,899)	(7,852,200)	(45,960)

Total increase (decrease) in net assets	(410,784)	(6,692,566)	(4,081)

Net assets as of December 31, 2021	$1,624,018	$6,763,439	$2,908,135

The accompanying notes are an integral part of these financial statements.
116

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Neuberger Berman AMT Sustainable Equity I
Net assets as of December 31, 2019	$7,287,936	$1,248,386	$5,070,295

Investment income (loss):
Dividend distributions	191,149	40,634	24,285
Investment Expenses:
Mortality and expense risk and administrative charges	(57,298)	(12,421)	(59,423)

Net investment income (loss)	133,851	28,213	(35,138)

Increase (decrease) in net assets from operations:
Capital gain distributions	273,459	22,814	166,815
Realized capital gain (loss) on investments	(69,930)	(957)	62,109
Change in unrealized appreciation (depreciation)	525,978	131,236	524,134

Net gain (loss) on investments	729,507	153,093	753,058

Net increase (decrease) in net assets from operations	863,358	181,306	717,920

Contract owner transactions:
Variable annuity deposits	612,752	13,980	2,717
Terminations, withdrawals and annuity payments	(98,007)	(45,955)	(367,390)
Transfers between subaccounts, net	1,658,577	663,758	(858,311)
Maintenance charges and mortality adjustments	(13,870)	(6,674)	(24,024)

Increase (decrease) in net assets from contract transactions	2,159,452	625,109	(1,247,008)

Total increase (decrease) in net assets	3,022,810	806,415	(529,088)

Net assets as of December 31, 2020	$10,310,746	$2,054,801	$4,541,207

Investment income (loss):
Dividend distributions	105,969	25,438	17,199
Investment Expenses:
Mortality and expense risk and administrative charges	(79,933)	(15,176)	(67,229)

Net investment income (loss)	26,036	10,262	(50,030)

Increase (decrease) in net assets from operations:
Capital gain distributions	304,982	55,050	87,945
Realized capital gain (loss) on investments	373,657	83,864	272,872
Change in unrealized appreciation (depreciation)	607,529	(35,224)	595,912

Net gain (loss) on investments	1,286,168	103,690	956,729

Net increase (decrease) in net assets from operations	1,312,204	113,952	906,699

Contract owner transactions:
Variable annuity deposits	114,598	40,441	296,246
Terminations, withdrawals and annuity payments	(263,597)	(17,482)	(808,170)
Transfers between subaccounts, net	(2,635,794)	(353,116)	(208,440)
Maintenance charges and mortality adjustments	(15,565)	(9,236)	(25,794)

Increase (decrease) in net assets from contract transactions	(2,800,358)	(339,393)	(746,158)

Total increase (decrease) in net assets	(1,488,154)	(225,441)	160,541

Net assets as of December 31, 2021	$8,822,592	$1,829,360	$4,701,748

The accompanying notes are an integral part of these financial statements.
117

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Neuberger Berman AMT Sustainable Equity S	Neuberger Berman Core Bond	Neuberger Berman Large Cap Value
Net assets as of December 31, 2019	$6,458,231	$3,382,897	$922,103

Investment income (loss):
Dividend distributions	21,747	80,364	8,348
Investment Expenses:
Mortality and expense risk and administrative charges	(43,808)	(27,616)	(6,546)

Net investment income (loss)	(22,061)	52,748	1,802

Increase (decrease) in net assets from operations:
Capital gain distributions	239,243	36,810	2,009
Realized capital gain (loss) on investments	216,996	100,798	(37,513)
Change in unrealized appreciation (depreciation)	492,841	66,043	93,949

Net gain (loss) on investments	949,080	203,651	58,445

Net increase (decrease) in net assets from operations	927,019	256,399	60,247

Contract owner transactions:
Variable annuity deposits	29,996	64,454	20,285
Terminations, withdrawals and annuity payments	(386,507)	(295,926)	(129,177)
Transfers between subaccounts, net	(696,325)	(1,187,868)	(56,108)
Maintenance charges and mortality adjustments	(20,150)	(8,462)	(1,100)

Increase (decrease) in net assets from contract transactions	(1,072,986)	(1,427,802)	(166,100)

Total increase (decrease) in net assets	(145,967)	(1,171,403)	(105,853)

Net assets as of December 31, 2020	$6,312,264	$2,211,494	$816,250

Investment income (loss):
Dividend distributions	11,066	43,098	8,165
Investment Expenses:
Mortality and expense risk and administrative charges	(49,373)	(19,546)	(8,587)

Net investment income (loss)	(38,307)	23,552	(422)

Increase (decrease) in net assets from operations:
Capital gain distributions	121,570	—	35,003
Realized capital gain (loss) on investments	497,780	6,836	34,360
Change in unrealized appreciation (depreciation)	731,655	(82,568)	144,616

Net gain (loss) on investments	1,351,005	(75,732)	213,979

Net increase (decrease) in net assets from operations	1,312,698	(52,180)	213,557

Contract owner transactions:
Variable annuity deposits	108,172	28,935	26,080
Terminations, withdrawals and annuity payments	(720,557)	(286,402)	(67,638)
Transfers between subaccounts, net	(338,464)	69,309	(17,516)
Maintenance charges and mortality adjustments	(20,001)	(5,100)	(1,187)

Increase (decrease) in net assets from contract transactions	(970,850)	(193,258)	(60,261)

Total increase (decrease) in net assets	341,848	(245,438)	153,296

Net assets as of December 31, 2021	$6,654,112	$1,966,056	$969,546

The accompanying notes are an integral part of these financial statements.
118

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Neuberger Berman Sustainable Equity	North Square Oak Ridge Small Cap Growth	Northern Global Tactical Asset Allocation
Net assets as of December 31, 2019	$1,046,490	$84,111	$111,585

Investment income (loss):
Dividend distributions	5,107	—	2,912
Investment Expenses:
Mortality and expense risk and administrative charges	(9,765)	(471)	(956)

Net investment income (loss)	(4,658)	(471)	1,956

Increase (decrease) in net assets from operations:
Capital gain distributions	69,292	5,682	4,932
Realized capital gain (loss) on investments	2,917	(25,857)	1,644
Change in unrealized appreciation (depreciation)	136,709	23,130	(1,854)

Net gain (loss) on investments	208,918	2,955	4,722

Net increase (decrease) in net assets from operations	204,260	2,484	6,678

Contract owner transactions:
Variable annuity deposits	61,002	35	756
Terminations, withdrawals and annuity payments	(118,488)	(2,358)	(10,933)
Transfers between subaccounts, net	135,363	(33,830)	19,551
Maintenance charges and mortality adjustments	(3,038)	(147)	(559)

Increase (decrease) in net assets from contract transactions	74,839	(36,300)	8,815

Total increase (decrease) in net assets	279,099	(33,816)	15,493

Net assets as of December 31, 2020	$1,325,589	$50,295	$127,078

Investment income (loss):
Dividend distributions	3,380	—	3,234
Investment Expenses:
Mortality and expense risk and administrative charges	(12,849)	(474)	(1,185)

Net investment income (loss)	(9,469)	(474)	2,049

Increase (decrease) in net assets from operations:
Capital gain distributions	125,441	7,085	2,775
Realized capital gain (loss) on investments	63,325	(222)	1,243
Change in unrealized appreciation (depreciation)	96,025	(1,752)	6,574

Net gain (loss) on investments	284,791	5,111	10,592

Net increase (decrease) in net assets from operations	275,322	4,637	12,641

Contract owner transactions:
Variable annuity deposits	50,580	60	846
Terminations, withdrawals and annuity payments	(51,195)	—	(5,751)
Transfers between subaccounts, net	(204,967)	(712)	1,479
Maintenance charges and mortality adjustments	(3,370)	(120)	(526)

Increase (decrease) in net assets from contract transactions	(208,952)	(772)	(3,952)

Total increase (decrease) in net assets	66,370	3,865	8,689

Net assets as of December 31, 2021	$1,391,959	$54,160	$135,767

The accompanying notes are an integral part of these financial statements.
119

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Northern Large Cap Core	Northern Large Cap Value	PGIM Focused Growth_(c)
Net assets as of December 31, 2019	$158,360	$428,979	$—

Investment income (loss):
Dividend distributions	2,544	2,725	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,515)	(2,089)	—

Net investment income (loss)	1,029	636	—

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	2,278	(22,136)	—
Change in unrealized appreciation (depreciation)	20,880	(30,236)	—

Net gain (loss) on investments	23,158	(52,372)	—

Net increase (decrease) in net assets from operations	24,187	(51,736)	—

Contract owner transactions:
Variable annuity deposits	4,773	13,741	—
Terminations, withdrawals and annuity payments	(7,743)	(24,006)	—
Transfers between subaccounts, net	10,045	(177,259)	—
Maintenance charges and mortality adjustments	(653)	(797)	—

Increase (decrease) in net assets from contract transactions	6,422	(188,321)	—

Total increase (decrease) in net assets	30,609	(240,057)	—

Net assets as of December 31, 2020	$188,969	$188,922	$—

Investment income (loss):
Dividend distributions	2,601	4,685	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,859)	(2,016)	(1,962)

Net investment income (loss)	742	2,669	(1,962)

Increase (decrease) in net assets from operations:
Capital gain distributions	25,903	14,405	—
Realized capital gain (loss) on investments	11,857	3,674	(139)
Change in unrealized appreciation (depreciation)	18,113	31,165	(69,094)

Net gain (loss) on investments	55,873	49,244	(69,233)

Net increase (decrease) in net assets from operations	56,615	51,913	(71,195)

Contract owner transactions:
Variable annuity deposits	4,393	12,467	3,374
Terminations, withdrawals and annuity payments	(17,492)	(8,200)	(8,674)
Transfers between subaccounts, net	(14,882)	8,429	3,870,552
Maintenance charges and mortality adjustments	(743)	(507)	(447)

Increase (decrease) in net assets from contract transactions	(28,724)	12,189	3,864,805

Total increase (decrease) in net assets	27,891	64,102	3,793,610

Net assets as of December 31, 2021	$216,860	$253,024	$3,793,610

(c) Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.
120

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	PGIM Jennison 20/20 Focus_(c)	PGIM Jennison Mid-Cap Growth	PGIM Jennison Natural Resources
Net assets as of December 31, 2019	$3,662,835	$121,439	$12,418

Investment income (loss):
Dividend distributions	1,902	—	188
Investment Expenses:
Mortality and expense risk and administrative charges	(32,022)	(1,617)	(98)

Net investment income (loss)	(30,120)	(1,617)	90

Increase (decrease) in net assets from operations:
Capital gain distributions	411,182	63,870	—
Realized capital gain (loss) on investments	35,113	(8,385)	(532)
Change in unrealized appreciation (depreciation)	489,655	11,456	1,838

Net gain (loss) on investments	935,950	66,941	1,306

Net increase (decrease) in net assets from operations	905,830	65,324	1,396

Contract owner transactions:
Variable annuity deposits	63,800	8,283	1,629
Terminations, withdrawals and annuity payments	(320,859)	(52,394)	(813)
Transfers between subaccounts, net	(402,081)	64,415	3
Maintenance charges and mortality adjustments	(8,219)	(993)	(112)

Increase (decrease) in net assets from contract transactions	(667,359)	19,311	707

Total increase (decrease) in net assets	238,471	84,635	2,103

Net assets as of December 31, 2020	$3,901,306	$206,074	$14,521

Investment income (loss):
Dividend distributions	—	—	141
Investment Expenses:
Mortality and expense risk and administrative charges	(34,079)	(1,872)	(152)

Net investment income (loss)	(34,079)	(1,872)	(11)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,437,938	55,885	—
Realized capital gain (loss) on investments	(385,256)	(2,113)	261
Change in unrealized appreciation (depreciation)	(485,733)	(31,533)	3,450

Net gain (loss) on investments	566,949	22,239	3,711

Net increase (decrease) in net assets from operations	532,870	20,367	3,700

Contract owner transactions:
Variable annuity deposits	50,331	6,698	566
Terminations, withdrawals and annuity payments	(459,542)	(30,459)	(1,495)
Transfers between subaccounts, net	(4,015,960)	(8,960)	(149)
Maintenance charges and mortality adjustments	(9,005)	(1,320)	(123)

Increase (decrease) in net assets from contract transactions	(4,434,176)	(34,041)	(1,201)

Total increase (decrease) in net assets	(3,901,306)	(13,674)	2,499

Net assets as of December 31, 2021	$—	$192,400	$17,020

(c) Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.
121

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	PGIM Jennison Small Company	PGIM Quant Solutions Small- Cap Value_(b)	PIMCO All Asset
Net assets as of December 31, 2019	$602,154	$328,358	$354,523

Investment income (loss):
Dividend distributions	—	2,295	9,018
Investment Expenses:
Mortality and expense risk and administrative charges	(4,847)	(2,020)	(2,665)

Net investment income (loss)	(4,847)	275	6,353

Increase (decrease) in net assets from operations:
Capital gain distributions	88,769	—	—
Realized capital gain (loss) on investments	(6,910)	(53,557)	(7,405)
Change in unrealized appreciation (depreciation)	68,957	14,314	12,880

Net gain (loss) on investments	150,816	(39,243)	5,475

Net increase (decrease) in net assets from operations	145,969	(38,968)	11,828

Contract owner transactions:
Variable annuity deposits	41,406	2,051	7,651
Terminations, withdrawals and annuity payments	(75,783)	(34,052)	(71,752)
Transfers between subaccounts, net	(25,834)	(28,442)	(16,355)
Maintenance charges and mortality adjustments	(1,923)	(966)	(1,482)

Increase (decrease) in net assets from contract transactions	(62,134)	(61,409)	(81,938)

Total increase (decrease) in net assets	83,835	(100,377)	(70,110)

Net assets as of December 31, 2020	$685,989	$227,981	$284,413

Investment income (loss):
Dividend distributions	—	3,421	33,049
Investment Expenses:
Mortality and expense risk and administrative charges	(6,761)	(2,668)	(2,744)

Net investment income (loss)	(6,761)	753	30,305

Increase (decrease) in net assets from operations:
Capital gain distributions	198,178	—	—
Realized capital gain (loss) on investments	29,969	(347)	3,249
Change in unrealized appreciation (depreciation)	(37,604)	89,286	4,481

Net gain (loss) on investments	190,543	88,939	7,730

Net increase (decrease) in net assets from operations	183,782	89,692	38,035

Contract owner transactions:
Variable annuity deposits	6,961	3,148	4,833
Terminations, withdrawals and annuity payments	(72,296)	(10,863)	(37,074)
Transfers between subaccounts, net	(75,007)	(13,082)	395
Maintenance charges and mortality adjustments	(2,177)	(813)	(938)

Increase (decrease) in net assets from contract transactions	(142,519)	(21,610)	(32,784)

Total increase (decrease) in net assets	41,263	68,082	5,251

Net assets as of December 31, 2021	$727,252	$296,063	$289,664

(b) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
122

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	PIMCO CommodityRealRe turn Strategy	PIMCO Emerging Markets Bond	PIMCO High Yield
Net assets as of December 31, 2019	$82,717	$15,117	$1,636,893

Investment income (loss):
Dividend distributions	1,066	614	69,415
Investment Expenses:
Mortality and expense risk and administrative charges	(669)	(135)	(14,637)

Net investment income (loss)	397	479	54,778

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(7,216)	(19)	(18,547)
Change in unrealized appreciation (depreciation)	7,882	333	19,576

Net gain (loss) on investments	666	314	1,029

Net increase (decrease) in net assets from operations	1,063	793	55,807

Contract owner transactions:
Variable annuity deposits	3,644	933	24,326
Terminations, withdrawals and annuity payments	(8,379)	(86)	(182,540)
Transfers between subaccounts, net	6,350	(671)	209,546
Maintenance charges and mortality adjustments	(344)	(81)	(4,395)

Increase (decrease) in net assets from contract transactions	1,271	95	46,937

Total increase (decrease) in net assets	2,334	888	102,744

Net assets as of December 31, 2020	$85,051	$16,005	$1,739,637

Investment income (loss):
Dividend distributions	20,068	5,105	68,909
Investment Expenses:
Mortality and expense risk and administrative charges	(886)	(1,168)	(15,367)

Net investment income (loss)	19,182	3,937	53,542

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(1,550)	(74)	5,665
Change in unrealized appreciation (depreciation)	7,005	(7,141)	(13,476)

Net gain (loss) on investments	5,455	(7,215)	(7,811)

Net increase (decrease) in net assets from operations	24,637	(3,278)	45,731

Contract owner transactions:
Variable annuity deposits	4,214	3,393	19,724
Terminations, withdrawals and annuity payments	(4,765)	(2,671)	(166,138)
Transfers between subaccounts, net	5,298	126,747	(170,232)
Maintenance charges and mortality adjustments	(382)	(181)	(3,894)

Increase (decrease) in net assets from contract transactions	4,365	127,288	(320,540)

Total increase (decrease) in net assets	29,002	124,010	(274,809)

Net assets as of December 31, 2021	$114,053	$140,015	$1,464,828

The accompanying notes are an integral part of these financial statements.
123

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	PIMCO International Bond (U.S. Dollar- Hedged)	PIMCO Low Duration	PIMCO Real Return
Net assets as of December 31, 2019	$5,450,083	$32,924	$931,514

Investment income (loss):
Dividend distributions	94,274	430	17,534
Investment Expenses:
Mortality and expense risk and administrative charges	(45,986)	(304)	(7,884)

Net investment income (loss)	48,288	126	9,650

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	7,568	(151)	7,292
Change in unrealized appreciation (depreciation)	144,807	703	70,112

Net gain (loss) on investments	152,375	552	77,404

Net increase (decrease) in net assets from operations	200,663	678	87,054

Contract owner transactions:
Variable annuity deposits	160,218	3,557	49,440
Terminations, withdrawals and annuity payments	(729,955)	(11,677)	(178,954)
Transfers between subaccounts, net	207,084	4,874	3,825
Maintenance charges and mortality adjustments	(11,331)	(127)	(3,503)

Increase (decrease) in net assets from contract transactions	(373,984)	(3,373)	(129,192)

Total increase (decrease) in net assets	(173,321)	(2,695)	(42,138)

Net assets as of December 31, 2020	$5,276,762	$30,229	$889,376

Investment income (loss):
Dividend distributions	38,496	76	39,383
Investment Expenses:
Mortality and expense risk and administrative charges	(40,211)	(286)	(7,954)

Net investment income (loss)	(1,715)	(210)	31,429

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	18,038	—	8,177
Change in unrealized appreciation (depreciation)	(167,683)	(489)	(4,224)

Net gain (loss) on investments	(149,645)	(489)	3,953

Net increase (decrease) in net assets from operations	(151,360)	(699)	35,382

Contract owner transactions:
Variable annuity deposits	117,288	1,196	25,276
Terminations, withdrawals and annuity payments	(552,075)	(15)	(58,495)
Transfers between subaccounts, net	(593,958)	1,787	(27,520)
Maintenance charges and mortality adjustments	(8,020)	(80)	(2,153)

Increase (decrease) in net assets from contract transactions	(1,036,765)	2,888	(62,892)

Total increase (decrease) in net assets	(1,188,125)	2,189	(27,510)

Net assets as of December 31, 2021	$4,088,637	$32,418	$861,866

The accompanying notes are an integral part of these financial statements.
124

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	PIMCO StocksPLUS® Small Fund	PIMCO Total Return	PIMCO VIT All Asset Administrative
Net assets as of December 31, 2019	$1,586,392	$2,347,695	$5,994,323

Investment income (loss):
Dividend distributions	40,456	43,270	264,574
Investment Expenses:
Mortality and expense risk and administrative charges	(7,116)	(20,438)	(40,540)

Net investment income (loss)	33,340	22,832	224,034

Increase (decrease) in net assets from operations:
Capital gain distributions	—	76,509	—
Realized capital gain (loss) on investments	(153,985)	8,926	(126,001)
Change in unrealized appreciation (depreciation)	37,556	53,377	196,599

Net gain (loss) on investments	(116,429)	138,812	70,598

Net increase (decrease) in net assets from operations	(83,089)	161,644	294,632

Contract owner transactions:
Variable annuity deposits	42,206	115,982	615,148
Terminations, withdrawals and annuity payments	(156,305)	(503,900)	(818,434)
Transfers between subaccounts, net	(837,596)	94,469	(479,268)
Maintenance charges and mortality adjustments	(1,665)	(8,142)	(22,031)

Increase (decrease) in net assets from contract transactions	(953,360)	(301,591)	(704,585)

Total increase (decrease) in net assets	(1,036,449)	(139,947)	(409,953)

Net assets as of December 31, 2020	$549,943	$2,207,748	$5,584,370

Investment income (loss):
Dividend distributions	97,981	36,363	674,910
Investment Expenses:
Mortality and expense risk and administrative charges	(5,278)	(19,165)	(47,146)

Net investment income (loss)	92,703	17,198	627,764

Increase (decrease) in net assets from operations:
Capital gain distributions	3,648	—	—
Realized capital gain (loss) on investments	13,817	(3,546)	59,521
Change in unrealized appreciation (depreciation)	(41,211)	(63,517)	163,420

Net gain (loss) on investments	(23,746)	(67,063)	222,941

Net increase (decrease) in net assets from operations	68,957	(49,865)	850,705

Contract owner transactions:
Variable annuity deposits	19,086	90,617	22,906
Terminations, withdrawals and annuity payments	(27,955)	(216,955)	(713,723)
Transfers between subaccounts, net	(28,371)	3,694	624,071
Maintenance charges and mortality adjustments	(660)	(6,065)	(24,774)

Increase (decrease) in net assets from contract transactions	(37,900)	(128,709)	(91,520)

Total increase (decrease) in net assets	31,057	(178,574)	759,185

Net assets as of December 31, 2021	$581,000	$2,029,174	$6,343,555

The accompanying notes are an integral part of these financial statements.
125

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	PIMCO VIT All Asset Advisor	PIMCO VIT CommodityRealRe turn Strategy Administrative	PIMCO VIT CommodityRealRe turn Strategy Advisor
Net assets as of December 31, 2019	$333,049	$2,755,722	$61,553

Investment income (loss):
Dividend distributions	15,836	198,276	2,229
Investment Expenses:
Mortality and expense risk and administrative charges	(1,949)	(25,588)	(145)

Net investment income (loss)	13,887	172,688	2,084

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(4,021)	(1,055,756)	(15,160)
Change in unrealized appreciation (depreciation)	18,754	232,741	7,547

Net gain (loss) on investments	14,733	(823,015)	(7,613)

Net increase (decrease) in net assets from operations	28,620	(650,327)	(5,529)

Contract owner transactions:
Variable annuity deposits	87,685	95,940	—
Terminations, withdrawals and annuity payments	(10,897)	(341,065)	(152)
Transfers between subaccounts, net	(3,589)	1,140,572	610
Maintenance charges and mortality adjustments	(73)	(13,406)	(33)

Increase (decrease) in net assets from contract transactions	73,126	882,041	425

Total increase (decrease) in net assets	101,746	231,714	(5,104)

Net assets as of December 31, 2020	$434,795	$2,987,436	$56,449

Investment income (loss):
Dividend distributions	53,632	224,806	3,612
Investment Expenses:
Mortality and expense risk and administrative charges	(1,640)	(50,817)	(270)

Net investment income (loss)	51,992	173,989	3,342

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	3,617	169,763	4,921
Change in unrealized appreciation (depreciation)	15,324	902,170	4,351

Net gain (loss) on investments	18,941	1,071,933	9,272

Net increase (decrease) in net assets from operations	70,933	1,245,922	12,614

Contract owner transactions:
Variable annuity deposits	78,724	166,712	11,971
Terminations, withdrawals and annuity payments	(18,682)	(773,238)	(965)
Transfers between subaccounts, net	15,853	5,199,758	120,752
Maintenance charges and mortality adjustments	(361)	(24,487)	(85)

Increase (decrease) in net assets from contract transactions	75,534	4,568,745	131,673

Total increase (decrease) in net assets	146,467	5,814,667	144,287

Net assets as of December 31, 2021	$581,262	$8,802,103	$200,736

The accompanying notes are an integral part of these financial statements.
126

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	PIMCO VIT Emerging Markets Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	PIMCO VIT Global Managed Asset Allocation
Net assets as of December 31, 2019	$3,272,587	$56,300	$16,938

Investment income (loss):
Dividend distributions	138,861	1,346	1,977
Investment Expenses:
Mortality and expense risk and administrative charges	(28,271)	(209)	(313)

Net investment income (loss)	110,590	1,137	1,664

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	329
Realized capital gain (loss) on investments	(120,682)	(32)	9
Change in unrealized appreciation (depreciation)	66,696	4,271	9,787

Net gain (loss) on investments	(53,986)	4,239	10,125

Net increase (decrease) in net assets from operations	56,604	5,376	11,789

Contract owner transactions:
Variable annuity deposits	31,616	—	87,679
Terminations, withdrawals and annuity payments	(540,580)	(291)	—
Transfers between subaccounts, net	70,822	—	—
Maintenance charges and mortality adjustments	(12,289)	(21)	(45)

Increase (decrease) in net assets from contract transactions	(450,431)	(312)	87,634

Total increase (decrease) in net assets	(393,827)	5,064	99,423

Net assets as of December 31, 2020	$2,878,760	$61,364	$116,361

Investment income (loss):
Dividend distributions	164,350	2,881	4,374
Investment Expenses:
Mortality and expense risk and administrative charges	(35,803)	(148)	(706)

Net investment income (loss)	128,547	2,733	3,668

Increase (decrease) in net assets from operations:
Capital gain distributions	—	906	20,126
Realized capital gain (loss) on investments	(97,887)	8	164
Change in unrealized appreciation (depreciation)	(215,292)	(6,363)	(2,037)

Net gain (loss) on investments	(313,179)	(5,449)	18,253

Net increase (decrease) in net assets from operations	(184,632)	(2,716)	21,921

Contract owner transactions:
Variable annuity deposits	21,366	—	2,002
Terminations, withdrawals and annuity payments	(463,756)	(169)	(2,590)
Transfers between subaccounts, net	699,611	(850)	60,801
Maintenance charges and mortality adjustments	(16,246)	(37)	(320)

Increase (decrease) in net assets from contract transactions	240,975	(1,056)	59,893

Total increase (decrease) in net assets	56,343	(3,772)	81,814

Net assets as of December 31, 2021	$2,935,103	$57,592	$198,175

The accompanying notes are an integral part of these financial statements.
127

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	PIMCO VIT High Yield	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	PIMCO VIT International Bond Portfolio (Unhedged)
Net assets as of December 31, 2019	$1,912,690	$7,731,018	$205,480

Investment income (loss):
Dividend distributions	19,204	445,626	10,918
Investment Expenses:
Mortality and expense risk and administrative charges	(3,542)	(58,805)	(757)

Net investment income (loss)	15,662	386,821	10,161

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	34,479	66,409	(206)
Change in unrealized appreciation (depreciation)	(13,472)	(125,841)	11,076

Net gain (loss) on investments	21,007	(59,432)	10,870

Net increase (decrease) in net assets from operations	36,669	327,389	21,031

Contract owner transactions:
Variable annuity deposits	100,893	47,154	4,390
Terminations, withdrawals and annuity payments	(86,520)	(905,898)	(3,417)
Transfers between subaccounts, net	(1,801,445)	236,216	203
Maintenance charges and mortality adjustments	(147)	(29,771)	(27)

Increase (decrease) in net assets from contract transactions	(1,787,219)	(652,299)	1,149

Total increase (decrease) in net assets	(1,750,550)	(324,910)	22,180

Net assets as of December 31, 2020	$162,140	$7,406,108	$227,660

Investment income (loss):
Dividend distributions	13,497	144,762	12,026
Investment Expenses:
Mortality and expense risk and administrative charges	(1,399)	(64,435)	(535)

Net investment income (loss)	12,098	80,327	11,491

Increase (decrease) in net assets from operations:
Capital gain distributions	—	89,336	353
Realized capital gain (loss) on investments	1,426	32,066	499
Change in unrealized appreciation (depreciation)	(2,547)	(403,329)	(29,876)

Net gain (loss) on investments	(1,121)	(281,927)	(29,024)

Net increase (decrease) in net assets from operations	10,977	(201,600)	(17,533)

Contract owner transactions:
Variable annuity deposits	46,916	167,216	20,401
Terminations, withdrawals and annuity payments	(4,012)	(1,078,064)	(2,997)
Transfers between subaccounts, net	152,199	3,325,874	(6,962)
Maintenance charges and mortality adjustments	(656)	(30,317)	(71)

Increase (decrease) in net assets from contract transactions	194,447	2,384,709	10,371

Total increase (decrease) in net assets	205,424	2,183,109	(7,162)

Net assets as of December 31, 2021	$367,564	$9,589,217	$220,498

The accompanying notes are an integral part of these financial statements.
128

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	PIMCO VIT Low Duration Administrative (d)	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Administrative (d)
Net assets as of December 31, 2019	$26,421,783	$892,132	$22,383,387

Investment income (loss):
Dividend distributions	336,740	9,818	300,805
Investment Expenses:
Mortality and expense risk and administrative charges	(294,381)	(3,697)	(197,818)

Net investment income (loss)	42,359	6,121	102,987

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	8,335	(2,306)	221,785
Change in unrealized appreciation (depreciation)	464,242	12,680	1,733,147

Net gain (loss) on investments	472,577	10,374	1,954,932

Net increase (decrease) in net assets from operations	514,936	16,495	2,057,919

Contract owner transactions:
Variable annuity deposits	602,775	51,298	321,296
Terminations, withdrawals and annuity payments	(4,389,542)	(308,226)	(3,026,979)
Transfers between subaccounts, net	7,749,770	149,105	(346,243)
Maintenance charges and mortality adjustments	(155,227)	(639)	(110,355)

Increase (decrease) in net assets from contract transactions	3,807,776	(108,462)	(3,162,281)

Total increase (decrease) in net assets	4,322,712	(91,967)	(1,104,362)

Net assets as of December 31, 2020	$30,744,495	$800,165	$21,279,025

Investment income (loss):
Dividend distributions	144,931	3,426	1,115,127
Investment Expenses:
Mortality and expense risk and administrative charges	(284,614)	(2,246)	(210,959)

Net investment income (loss)	(139,683)	1,180	904,168

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	40,573	3,281	366,205
Change in unrealized appreciation (depreciation)	(426,081)	(14,940)	(231,988)

Net gain (loss) on investments	(385,508)	(11,659)	134,217

Net increase (decrease) in net assets from operations	(525,191)	(10,479)	1,038,385

Contract owner transactions:
Variable annuity deposits	381,635	15,525	278,588
Terminations, withdrawals and annuity payments	(6,442,045)	(172,086)	(2,698,280)
Transfers between subaccounts, net	1,100,427	128,094	4,552,614
Maintenance charges and mortality adjustments	(145,290)	(979)	(109,829)

Increase (decrease) in net assets from contract transactions	(5,105,273)	(29,446)	2,023,093

Total increase (decrease) in net assets	(5,630,464)	(39,925)	3,061,478

Net assets as of December 31, 2021	$25,114,031	$760,240	$24,340,503

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.
129

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term	PIMCO VIT Total Return Administrative
Net assets as of December 31, 2019	$506,777	$1,322,300	$13,997,936

Investment income (loss):
Dividend distributions	4,936	9,411	301,683
Investment Expenses:
Mortality and expense risk and administrative charges	(2,061)	(3,879)	(198,350)

Net investment income (loss)	2,875	5,532	103,333

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	147,620
Realized capital gain (loss) on investments	29,507	(46,558)	164,671
Change in unrealized appreciation (depreciation)	9,589	5,321	490,337

Net gain (loss) on investments	39,096	(41,237)	802,628

Net increase (decrease) in net assets from operations	41,971	(35,705)	905,961

Contract owner transactions:
Variable annuity deposits	—	90,116	81,743
Terminations, withdrawals and annuity payments	(165,139)	(851,267)	(1,257,849)
Transfers between subaccounts, net	(105,228)	(135,493)	753,931
Maintenance charges and mortality adjustments	(340)	(347)	(89,748)

Increase (decrease) in net assets from contract transactions	(270,707)	(896,991)	(511,923)

Total increase (decrease) in net assets	(228,736)	(932,696)	394,038

Net assets as of December 31, 2020	$278,041	$389,604	$14,391,974

Investment income (loss):
Dividend distributions	26,236	5,372	251,089
Investment Expenses:
Mortality and expense risk and administrative charges	(2,554)	(3,174)	(193,917)

Net investment income (loss)	23,682	2,198	57,172

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	608,271
Realized capital gain (loss) on investments	8,079	3,480	(14,164)
Change in unrealized appreciation (depreciation)	(2,387)	(10,188)	(1,008,401)

Net gain (loss) on investments	5,692	(6,708)	(414,294)

Net increase (decrease) in net assets from operations	29,374	(4,510)	(357,122)

Contract owner transactions:
Variable annuity deposits	66,855	2,272,512	217,389
Terminations, withdrawals and annuity payments	(143,262)	(15,042)	(2,336,028)
Transfers between subaccounts, net	414,061	(1,987,205)	1,355,070
Maintenance charges and mortality adjustments	(808)	(711)	(84,174)

Increase (decrease) in net assets from contract transactions	336,846	269,554	(847,743)

Total increase (decrease) in net assets	366,220	265,044	(1,204,865)

Net assets as of December 31, 2021	$644,261	$654,648	$13,187,109

The accompanying notes are an integral part of these financial statements.
130

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	PIMCO VIT Total Return Advisor	Pioneer Bond VCT	Pioneer Equity Income VCT
Net assets as of December 31, 2019	$8,315,061	$2,073,250	$171,872

Investment income (loss):
Dividend distributions	234,546	15,722	2,947
Investment Expenses:
Mortality and expense risk and administrative charges	(81,346)	(4,932)	(638)

Net investment income (loss)	153,200	10,790	2,309

Increase (decrease) in net assets from operations:
Capital gain distributions	125,919	—	4,751
Realized capital gain (loss) on investments	282,363	93,630	(12,331)
Change in unrealized appreciation (depreciation)	267,148	(52,406)	1,204

Net gain (loss) on investments	675,430	41,224	(6,376)

Net increase (decrease) in net assets from operations	828,630	52,014	(4,067)

Contract owner transactions:
Variable annuity deposits	746,932	18,000	—
Terminations, withdrawals and annuity payments	(1,301,479)	(7,718)	—
Transfers between subaccounts, net	2,918,170	(1,982,239)	(33,465)
Maintenance charges and mortality adjustments	(42,498)	(118)	(160)

Increase (decrease) in net assets from contract transactions	2,321,125	(1,972,075)	(33,625)

Total increase (decrease) in net assets	3,149,755	(1,920,061)	(37,692)

Net assets as of December 31, 2020	$11,464,816	$153,189	$134,180

Investment income (loss):
Dividend distributions	198,183	3,872	2,114
Investment Expenses:
Mortality and expense risk and administrative charges	(74,773)	(500)	(824)

Net investment income (loss)	123,410	3,372	1,290

Increase (decrease) in net assets from operations:
Capital gain distributions	490,337	7,051	—
Realized capital gain (loss) on investments	(35,294)	(15)	(160)
Change in unrealized appreciation (depreciation)	(803,167)	(9,401)	34,488

Net gain (loss) on investments	(348,124)	(2,365)	34,328

Net increase (decrease) in net assets from operations	(224,714)	1,007	35,618

Contract owner transactions:
Variable annuity deposits	1,669,102	—	18,733
Terminations, withdrawals and annuity payments	(1,497,796)	(25,367)	(65)
Transfers between subaccounts, net	218,770	93,153	1,491
Maintenance charges and mortality adjustments	(42,901)	(395)	(360)

Increase (decrease) in net assets from contract transactions	347,175	67,391	19,799

Total increase (decrease) in net assets	122,461	68,398	55,417

Net assets as of December 31, 2021	$11,587,277	$221,587	$189,597

The accompanying notes are an integral part of these financial statements.
131

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Pioneer High Yield VCT	Pioneer Real Estate Shares VCT	Pioneer Strategic Income
Net assets as of December 31, 2019	$118,517	$50,362	$75,480

Investment income (loss):
Dividend distributions	809	490	2,252
Investment Expenses:
Mortality and expense risk and administrative charges	(119)	(266)	(589)

Net investment income (loss)	690	224	1,663

Increase (decrease) in net assets from operations:
Capital gain distributions	—	10,806	—
Realized capital gain (loss) on investments	(3,448)	(13,904)	(165)
Change in unrealized appreciation (depreciation)	(2,081)	(4,127)	1,487

Net gain (loss) on investments	(5,529)	(7,225)	1,322

Net increase (decrease) in net assets from operations	(4,839)	(7,001)	2,985

Contract owner transactions:
Variable annuity deposits	247	108	2,753
Terminations, withdrawals and annuity payments	(1,168)	(1,468)	(16,934)
Transfers between subaccounts, net	(112,757)	(21,881)	(3,765)
Maintenance charges and mortality adjustments	—	(48)	(339)

Increase (decrease) in net assets from contract transactions	(113,678)	(23,289)	(18,285)

Total increase (decrease) in net assets	(118,517)	(30,290)	(15,300)

Net assets as of December 31, 2020	$—	$20,072	$60,180

Investment income (loss):
Dividend distributions	630	239	1,904
Investment Expenses:
Mortality and expense risk and administrative charges	(190)	(238)	(530)

Net investment income (loss)	440	1	1,374

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	2,673
Realized capital gain (loss) on investments	165	(180)	420
Change in unrealized appreciation (depreciation)	—	8,006	(3,714)

Net gain (loss) on investments	165	7,826	(621)

Net increase (decrease) in net assets from operations	605	7,827	753

Contract owner transactions:
Variable annuity deposits	—	—	2,461
Terminations, withdrawals and annuity payments	(39,330)	(201)	(4,506)
Transfers between subaccounts, net	38,725	54	(1,463)
Maintenance charges and mortality adjustments	—	(73)	(268)

Increase (decrease) in net assets from contract transactions	(605)	(220)	(3,776)

Total increase (decrease) in net assets	—	7,607	(3,023)

Net assets as of December 31, 2021	$—	$27,679	$57,157

The accompanying notes are an integral part of these financial statements.
132

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Pioneer Strategic Income VCT	Probabilities Fund	Putnam VT Diversified Income
Net assets as of December 31, 2019	$1,136,819	$2,275,934	$481,691

Investment income (loss):
Dividend distributions	8,523	—	22,805
Investment Expenses:
Mortality and expense risk and administrative charges	(3,246)	(15,029)	(1,906)

Net investment income (loss)	5,277	(15,029)	20,899

Increase (decrease) in net assets from operations:
Capital gain distributions	290	120,996	—
Realized capital gain (loss) on investments	48,173	(37,121)	(1,548)
Change in unrealized appreciation (depreciation)	(39,333)	(192,978)	(30,650)

Net gain (loss) on investments	9,130	(109,103)	(32,198)

Net increase (decrease) in net assets from operations	14,407	(124,132)	(11,299)

Contract owner transactions:
Variable annuity deposits	—	907,139	—
Terminations, withdrawals and annuity payments	(19,809)	(174,514)	(4,788)
Transfers between subaccounts, net	(1,049,726)	454,276	(178,447)
Maintenance charges and mortality adjustments	(39)	(1,688)	(175)

Increase (decrease) in net assets from contract transactions	(1,069,574)	1,185,213	(183,410)

Total increase (decrease) in net assets	(1,055,167)	1,061,081	(194,709)

Net assets as of December 31, 2020	$81,652	$3,337,015	$286,982

Investment income (loss):
Dividend distributions	3,121	—	2,036
Investment Expenses:
Mortality and expense risk and administrative charges	(719)	(16,417)	(595)

Net investment income (loss)	2,402	(16,417)	1,441

Increase (decrease) in net assets from operations:
Capital gain distributions	774	—	—
Realized capital gain (loss) on investments	38	(14,222)	(12,840)
Change in unrealized appreciation (depreciation)	(3,158)	83,327	5,267

Net gain (loss) on investments	(2,346)	69,105	(7,573)

Net increase (decrease) in net assets from operations	56	52,688	(6,132)

Contract owner transactions:
Variable annuity deposits	151,562	197,515	76,698
Terminations, withdrawals and annuity payments	(58)	(77,837)	(2,589)
Transfers between subaccounts, net	—	(185,058)	(296,316)
Maintenance charges and mortality adjustments	(108)	(3,729)	(233)

Increase (decrease) in net assets from contract transactions	151,396	(69,109)	(222,440)

Total increase (decrease) in net assets	151,452	(16,421)	(228,572)

Net assets as of December 31, 2021	$233,104	$3,320,594	$58,410

The accompanying notes are an integral part of these financial statements.
133

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Putnam VT Global Asset Allocation	Putnam VT Growth Opportunities	Putnam VT High Yield
Net assets as of December 31, 2019	$12,526	$—	$751,680

Investment income (loss):
Dividend distributions	228	—	39,465
Investment Expenses:
Mortality and expense risk and administrative charges	(182)	(638)	(7,194)

Net investment income (loss)	46	(638)	32,271

Increase (decrease) in net assets from operations:
Capital gain distributions	234	1	—
Realized capital gain (loss) on investments	1	25,600	(5,808)
Change in unrealized appreciation (depreciation)	1,058	63,846	(2,864)

Net gain (loss) on investments	1,293	89,447	(8,672)

Net increase (decrease) in net assets from operations	1,339	88,809	23,599

Contract owner transactions:
Variable annuity deposits	—	5	—
Terminations, withdrawals and annuity payments	—	(5,633)	(46,893)
Transfers between subaccounts, net	—	347,084	—
Maintenance charges and mortality adjustments	—	(222)	(236)

Increase (decrease) in net assets from contract transactions	—	341,234	(47,129)

Total increase (decrease) in net assets	1,339	430,043	(23,530)

Net assets as of December 31, 2020	$13,865	$430,043	$728,150

Investment income (loss):
Dividend distributions	102	—	2,482
Investment Expenses:
Mortality and expense risk and administrative charges	(216)	(1,140)	(506)

Net investment income (loss)	(114)	(1,140)	1,976

Increase (decrease) in net assets from operations:
Capital gain distributions	375	43,266	—
Realized capital gain (loss) on investments	33	22,495	16,193
Change in unrealized appreciation (depreciation)	1,413	22,307	(12,835)

Net gain (loss) on investments	1,821	88,068	3,358

Net increase (decrease) in net assets from operations	1,707	86,928	5,334

Contract owner transactions:
Variable annuity deposits	—	108,385	—
Terminations, withdrawals and annuity payments	—	(3,588)	(1,716)
Transfers between subaccounts, net	—	(156,751)	(677,668)
Maintenance charges and mortality adjustments	(3)	(463)	(105)

Increase (decrease) in net assets from contract transactions	(3)	(52,417)	(679,489)

Total increase (decrease) in net assets	1,704	34,511	(674,155)

Net assets as of December 31, 2021	$15,569	$464,554	$53,995

The accompanying notes are an integral part of these financial statements.
134

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Putnam VT Income	Putnam VT Large Cap Value (b)	Putnam VT Multi- Asset Absolute Return
Net assets as of December 31, 2019	$316,847	$811,385	$582,258

Investment income (loss):
Dividend distributions	92,238	11,947	—
Investment Expenses:
Mortality and expense risk and administrative charges	(21,061)	(5,197)	(4,138)

Net investment income (loss)	71,177	6,750	(4,138)

Increase (decrease) in net assets from operations:
Capital gain distributions	17,118	48,104	—
Realized capital gain (loss) on investments	(53,180)	4,180	(9,543)
Change in unrealized appreciation (depreciation)	17,786	10,201	(26,098)

Net gain (loss) on investments	(18,276)	62,485	(35,641)

Net increase (decrease) in net assets from operations	52,901	69,235	(39,779)

Contract owner transactions:
Variable annuity deposits	341,875	43,999	1,853
Terminations, withdrawals and annuity payments	(63,078)	(31,491)	(167,116)
Transfers between subaccounts, net	1,329,203	24,644	45,533
Maintenance charges and mortality adjustments	(1,471)	(517)	(210)

Increase (decrease) in net assets from contract transactions	1,606,529	36,635	(119,940)

Total increase (decrease) in net assets	1,659,430	105,870	(159,719)

Net assets as of December 31, 2020	$1,976,277	$917,255	$422,539

Investment income (loss):
Dividend distributions	25,131	13,936	—
Investment Expenses:
Mortality and expense risk and administrative charges	(7,453)	(5,761)	(812)

Net investment income (loss)	17,678	8,175	(812)

Increase (decrease) in net assets from operations:
Capital gain distributions	84,263	43,386	—
Realized capital gain (loss) on investments	(110,243)	35,200	(26,430)
Change in unrealized appreciation (depreciation)	(58,834)	176,015	25,924

Net gain (loss) on investments	(84,814)	254,601	(506)

Net increase (decrease) in net assets from operations	(67,136)	262,776	(1,318)

Contract owner transactions:
Variable annuity deposits	49,875	152,483	—
Terminations, withdrawals and annuity payments	(213,244)	(15,038)	(22,127)
Transfers between subaccounts, net	(1,303,509)	(22,115)	(208,865)
Maintenance charges and mortality adjustments	(1,877)	(1,737)	(305)

Increase (decrease) in net assets from contract transactions	(1,468,755)	113,593	(231,297)

Total increase (decrease) in net assets	(1,535,891)	376,369	(232,615)

Net assets as of December 31, 2021	$440,386	$1,293,624	$189,924

(b) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
135

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Putnam VT Multi- Cap Core	Putnam VT Small Cap Growth	Putnam VT Small Cap Value
Net assets as of December 31, 2019	$168,051	$21,438	$155,600

Investment income (loss):
Dividend distributions	—	—	1,331
Investment Expenses:
Mortality and expense risk and administrative charges	(161)	(373)	(992)

Net investment income (loss)	(161)	(373)	339

Increase (decrease) in net assets from operations:
Capital gain distributions	—	945	—
Realized capital gain (loss) on investments	(31,379)	691	(11,127)
Change in unrealized appreciation (depreciation)	(20,797)	10,023	19,032

Net gain (loss) on investments	(52,176)	11,659	7,905

Net increase (decrease) in net assets from operations	(52,337)	11,286	8,244

Contract owner transactions:
Variable annuity deposits	—	—	7,311
Terminations, withdrawals and annuity payments	(211)	(4)	(5,203)
Transfers between subaccounts, net	(115,418)	(1,384)	1,524
Maintenance charges and mortality adjustments	(85)	(84)	(498)

Increase (decrease) in net assets from contract transactions	(115,714)	(1,472)	3,134

Total increase (decrease) in net assets	(168,051)	9,814	11,378

Net assets as of December 31, 2020	$—	$31,252	$166,978

Investment income (loss):
Dividend distributions	—	—	4,457
Investment Expenses:
Mortality and expense risk and administrative charges	(345)	(487)	(4,603)

Net investment income (loss)	(345)	(487)	(146)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	2,516	—
Realized capital gain (loss) on investments	9	156	20,498
Change in unrealized appreciation (depreciation)	3,328	1,632	119,840

Net gain (loss) on investments	3,337	4,304	140,338

Net increase (decrease) in net assets from operations	2,992	3,817	140,192

Contract owner transactions:
Variable annuity deposits	49,921	—	37,630
Terminations, withdrawals and annuity payments	—	—	(82,186)
Transfers between subaccounts, net	—	—	1,217,589
Maintenance charges and mortality adjustments	(9)	(123)	(1,147)

Increase (decrease) in net assets from contract transactions	49,912	(123)	1,171,886

Total increase (decrease) in net assets	52,904	3,694	1,312,078

Net assets as of December 31, 2021	$52,904	$34,946	$1,479,056

The accompanying notes are an integral part of these financial statements.
136

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Redwood Managed Volatility	Royce Micro-Cap	Royce Opportunity
Net assets as of December 31, 2019	$1,213,829	$4,148,364	$2,506,615

Investment income (loss):
Dividend distributions	19,126	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(9,072)	(32,891)	(19,779)

Net investment income (loss)	10,054	(32,891)	(19,779)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	51,619	—
Realized capital gain (loss) on investments	13,510	(1,000,725)	(81,016)
Change in unrealized appreciation (depreciation)	34,579	890,383	777,354

Net gain (loss) on investments	48,089	(58,723)	696,338

Net increase (decrease) in net assets from operations	58,143	(91,614)	676,559

Contract owner transactions:
Variable annuity deposits	—	193,350	82,451
Terminations, withdrawals and annuity payments	(69,176)	(397,658)	(172,569)
Transfers between subaccounts, net	(690,213)	161,882	52,194
Maintenance charges and mortality adjustments	(147)	(17,813)	(3,531)

Increase (decrease) in net assets from contract transactions	(759,536)	(60,239)	(41,455)

Total increase (decrease) in net assets	(701,393)	(151,853)	635,104

Net assets as of December 31, 2020	$512,436	$3,996,511	$3,141,719

Investment income (loss):
Dividend distributions	11,994	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(3,844)	(44,092)	(33,705)

Net investment income (loss)	8,150	(44,092)	(33,705)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	211,411	671,403
Realized capital gain (loss) on investments	557	636,320	341,746
Change in unrealized appreciation (depreciation)	1,129	745,087	(66,023)

Net gain (loss) on investments	1,686	1,592,818	947,126

Net increase (decrease) in net assets from operations	9,836	1,548,726	913,421

Contract owner transactions:
Variable annuity deposits	—	165,883	126,409
Terminations, withdrawals and annuity payments	(10,651)	(469,984)	(424,811)
Transfers between subaccounts, net	10,461	(352,938)	(213,962)
Maintenance charges and mortality adjustments	(384)	(23,621)	(5,200)

Increase (decrease) in net assets from contract transactions	(574)	(680,660)	(517,564)

Total increase (decrease) in net assets	9,262	868,066	395,857

Net assets as of December 31, 2021	$521,698	$4,864,577	$3,537,576

The accompanying notes are an integral part of these financial statements.
137

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Royce Small-Cap Value	Rydex VIF Banking	Rydex VIF Basic Materials
Net assets as of December 31, 2019	$1,268,488	$1,390,148	$1,671,521

Investment income (loss):
Dividend distributions	17,810	4,958	19,691
Investment Expenses:
Mortality and expense risk and administrative charges	(8,359)	(7,116)	(20,446)

Net investment income (loss)	9,451	(2,158)	(755)

Increase (decrease) in net assets from operations:
Capital gain distributions	21,917	—	12,607
Realized capital gain (loss) on investments	(79,806)	(218,084)	15,461
Change in unrealized appreciation (depreciation)	(74,841)	(89,327)	270,252

Net gain (loss) on investments	(132,730)	(307,411)	298,320

Net increase (decrease) in net assets from operations	(123,279)	(309,569)	297,565

Contract owner transactions:
Variable annuity deposits	35,954	—	100,294
Terminations, withdrawals and annuity payments	(84,284)	(356,902)	(186,094)
Transfers between subaccounts, net	(42,288)	(164,908)	537,527
Maintenance charges and mortality adjustments	(2,491)	(3,563)	(8,411)

Increase (decrease) in net assets from contract transactions	(93,109)	(525,373)	443,316

Total increase (decrease) in net assets	(216,388)	(834,942)	740,881

Net assets as of December 31, 2020	$1,052,100	$555,206	$2,412,402

Investment income (loss):
Dividend distributions	—	10,145	16,970
Investment Expenses:
Mortality and expense risk and administrative charges	(10,505)	(14,258)	(28,145)

Net investment income (loss)	(10,505)	(4,113)	(11,175)

Increase (decrease) in net assets from operations:
Capital gain distributions	65,020	—	75,236
Realized capital gain (loss) on investments	6,365	164,471	359,364
Change in unrealized appreciation (depreciation)	211,621	64,354	(22,417)

Net gain (loss) on investments	283,006	228,825	412,183

Net increase (decrease) in net assets from operations	272,501	224,712	401,008

Contract owner transactions:
Variable annuity deposits	23,724	23,552	53,851
Terminations, withdrawals and annuity payments	(148,573)	(170,869)	(256,633)
Transfers between subaccounts, net	(2,212)	399,270	(930,936)
Maintenance charges and mortality adjustments	(3,354)	(6,943)	(12,150)

Increase (decrease) in net assets from contract transactions	(130,415)	245,010	(1,145,868)

Total increase (decrease) in net assets	142,086	469,722	(744,860)

Net assets as of December 31, 2021	$1,194,186	$1,024,928	$1,667,542

The accompanying notes are an integral part of these financial statements.
138

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Rydex VIF Biotechnology	Rydex VIF Commodities Strategy	Rydex VIF Consumer Products
Net assets as of December 31, 2019	$2,928,424	$216,482	$1,735,569

Investment income (loss):
Dividend distributions	—	1,643	15,067
Investment Expenses:
Mortality and expense risk and administrative charges	(39,493)	(2,209)	(22,136)

Net investment income (loss)	(39,493)	(566)	(7,069)

Increase (decrease) in net assets from operations:
Capital gain distributions	261,859	—	23,557
Realized capital gain (loss) on investments	209,088	(27,308)	1,602
Change in unrealized appreciation (depreciation)	236,543	(6,936)	89,651

Net gain (loss) on investments	707,490	(34,244)	114,810

Net increase (decrease) in net assets from operations	667,997	(34,810)	107,741

Contract owner transactions:
Variable annuity deposits	12,412	339	34,987
Terminations, withdrawals and annuity payments	(291,921)	(8,024)	(108,892)
Transfers between subaccounts, net	(11,793)	95,429	1,170,528
Maintenance charges and mortality adjustments	(19,369)	(950)	(9,100)

Increase (decrease) in net assets from contract transactions	(310,671)	86,794	1,087,523

Total increase (decrease) in net assets	357,326	51,984	1,195,264

Net assets as of December 31, 2020	$3,285,750	$268,466	$2,930,833

Investment income (loss):
Dividend distributions	—	—	10,623
Investment Expenses:
Mortality and expense risk and administrative charges	(33,261)	(15,596)	(16,664)

Net investment income (loss)	(33,261)	(15,596)	(6,041)

Increase (decrease) in net assets from operations:
Capital gain distributions	238,758	—	971
Realized capital gain (loss) on investments	261,359	61,474	104,070
Change in unrealized appreciation (depreciation)	(447,721)	298,156	10,010

Net gain (loss) on investments	52,396	359,630	115,051

Net increase (decrease) in net assets from operations	19,135	344,034	109,010

Contract owner transactions:
Variable annuity deposits	196,149	1,730	12,172
Terminations, withdrawals and annuity payments	(547,834)	(207,853)	(133,957)
Transfers between subaccounts, net	2,631,271	1,303,249	(1,631,513)
Maintenance charges and mortality adjustments	(17,772)	(7,467)	(8,044)

Increase (decrease) in net assets from contract transactions	2,261,814	1,089,659	(1,761,342)

Total increase (decrease) in net assets	2,280,949	1,433,693	(1,652,332)

Net assets as of December 31, 2021	$5,566,699	$1,702,159	$1,278,501

The accompanying notes are an integral part of these financial statements.
139

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Rydex VIF Dow 2x Strategy (d)	Rydex VIF Electronics	Rydex VIF Energy
Net assets as of December 31, 2019	$2,302,938	$939,847	$1,078,416

Investment income (loss):
Dividend distributions	19,451	—	15,727
Investment Expenses:
Mortality and expense risk and administrative charges	(25,060)	(9,410)	(13,637)

Net investment income (loss)	(5,609)	(9,410)	2,090

Increase (decrease) in net assets from operations:
Capital gain distributions	282,683	11,312	—
Realized capital gain (loss) on investments	(605,608)	78,298	(339,206)
Change in unrealized appreciation (depreciation)	(93,483)	236,969	74,672

Net gain (loss) on investments	(416,408)	326,579	(264,534)

Net increase (decrease) in net assets from operations	(422,017)	317,169	(262,444)

Contract owner transactions:
Variable annuity deposits	3,670	9,074	32,019
Terminations, withdrawals and annuity payments	(239,472)	(119,704)	(128,248)
Transfers between subaccounts, net	215,642	(96,217)	542,960
Maintenance charges and mortality adjustments	(8,951)	(5,880)	(5,172)

Increase (decrease) in net assets from contract transactions	(29,111)	(212,727)	441,559

Total increase (decrease) in net assets	(451,128)	104,442	179,115

Net assets as of December 31, 2020	$1,851,810	$1,044,289	$1,257,531

Investment income (loss):
Dividend distributions	—	—	34,550
Investment Expenses:
Mortality and expense risk and administrative charges	(19,245)	(11,438)	(56,118)

Net investment income (loss)	(19,245)	(11,438)	(21,568)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	47,662	—
Realized capital gain (loss) on investments	356,546	218,867	722,848
Change in unrealized appreciation (depreciation)	175,164	50,563	594,837

Net gain (loss) on investments	531,710	317,092	1,317,685

Net increase (decrease) in net assets from operations	512,465	305,654	1,296,117

Contract owner transactions:
Variable annuity deposits	24,111	41,535	45,030
Terminations, withdrawals and annuity payments	(496,113)	(250,573)	(234,244)
Transfers between subaccounts, net	(538,996)	733,639	1,944,541
Maintenance charges and mortality adjustments	(8,362)	(6,724)	(34,929)

Increase (decrease) in net assets from contract transactions	(1,019,360)	517,877	1,720,398

Total increase (decrease) in net assets	(506,895)	823,531	3,016,515

Net assets as of December 31, 2021	$1,344,915	$1,867,820	$4,274,046

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.
140

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Rydex VIF Energy Services	Rydex VIF Europe 1.25x Strategy (d)	Rydex VIF Financial Services
Net assets as of December 31, 2019	$354,332	$719,271	$1,329,990

Investment income (loss):
Dividend distributions	3,594	10,459	7,209
Investment Expenses:
Mortality and expense risk and administrative charges	(4,533)	(7,309)	(10,723)

Net investment income (loss)	(939)	3,150	(3,514)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	27,145
Realized capital gain (loss) on investments	(147,935)	(18,138)	(59,374)
Change in unrealized appreciation (depreciation)	71,302	(3,060)	8,700

Net gain (loss) on investments	(76,633)	(21,198)	(23,529)

Net increase (decrease) in net assets from operations	(77,572)	(18,048)	(27,043)

Contract owner transactions:
Variable annuity deposits	17,583	56	106,219
Terminations, withdrawals and annuity payments	(45,446)	(51,304)	(135,104)
Transfers between subaccounts, net	185,303	(10,677)	609,710
Maintenance charges and mortality adjustments	(1,495)	(3,108)	(4,481)

Increase (decrease) in net assets from contract transactions	155,945	(65,033)	576,344

Total increase (decrease) in net assets	78,373	(83,081)	549,301

Net assets as of December 31, 2020	$432,705	$636,190	$1,879,291

Investment income (loss):
Dividend distributions	5,904	1,554	4,005
Investment Expenses:
Mortality and expense risk and administrative charges	(49,495)	(8,384)	(18,710)

Net investment income (loss)	(43,591)	(6,830)	(14,705)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	23,860
Realized capital gain (loss) on investments	57,373	73,581	438,364
Change in unrealized appreciation (depreciation)	(315,224)	27,947	31,828

Net gain (loss) on investments	(257,851)	101,528	494,052

Net increase (decrease) in net assets from operations	(301,442)	94,698	479,347

Contract owner transactions:
Variable annuity deposits	14,814	34,004	425
Terminations, withdrawals and annuity payments	(57,672)	(126,598)	(252,777)
Transfers between subaccounts, net	4,487,601	(3,590)	(640,895)
Maintenance charges and mortality adjustments	(35,201)	(2,787)	(8,283)

Increase (decrease) in net assets from contract transactions	4,409,542	(98,971)	(901,530)

Total increase (decrease) in net assets	4,108,100	(4,273)	(422,183)

Net assets as of December 31, 2021	$4,540,805	$631,917	$1,457,108

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.
141

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Rydex VIF Government Long Bond 1.2x Strategy (d)	Rydex VIF Health Care	Rydex VIF High Yield Strategy
Net assets as of December 31, 2019	$879,462	$3,489,312	$3,386,344

Investment income (loss):
Dividend distributions	1,957	—	1,394
Investment Expenses:
Mortality and expense risk and administrative charges	(20,203)	(45,641)	(3,360)

Net investment income (loss)	(18,246)	(45,641)	(1,966)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	104,591	112
Realized capital gain (loss) on investments	176,061	144,181	33,353
Change in unrealized appreciation (depreciation)	92,929	441,101	(27,693)

Net gain (loss) on investments	268,990	689,873	5,772

Net increase (decrease) in net assets from operations	250,744	644,232	3,806

Contract owner transactions:
Variable annuity deposits	29,235	12,813	—
Terminations, withdrawals and annuity payments	(240,945)	(236,153)	(2,221)
Transfers between subaccounts, net	449,536	902,567	(3,364,791)
Maintenance charges and mortality adjustments	(5,804)	(22,439)	(19)

Increase (decrease) in net assets from contract transactions	232,022	656,788	(3,367,031)

Total increase (decrease) in net assets	482,766	1,301,020	(3,363,225)

Net assets as of December 31, 2020	$1,362,228	$4,790,332	$23,119

Investment income (loss):
Dividend distributions	4,690	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(14,486)	(41,741)	(3,308)

Net investment income (loss)	(9,796)	(41,741)	(3,308)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	185,863	—
Realized capital gain (loss) on investments	(34,005)	625,334	243
Change in unrealized appreciation (depreciation)	(65,334)	(230,703)	5,004

Net gain (loss) on investments	(99,339)	580,494	5,247

Net increase (decrease) in net assets from operations	(109,135)	538,753	1,939

Contract owner transactions:
Variable annuity deposits	268,911	23,582	—
Terminations, withdrawals and annuity payments	(140,061)	(469,873)	—
Transfers between subaccounts, net	(47,360)	(1,496,918)	238,729
Maintenance charges and mortality adjustments	(3,920)	(20,397)	(49)

Increase (decrease) in net assets from contract transactions	77,570	(1,963,606)	238,680

Total increase (decrease) in net assets	(31,565)	(1,424,853)	240,619

Net assets as of December 31, 2021	$1,330,663	$3,365,479	$263,738

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.
142

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Rydex VIF Internet	Rydex VIF Inverse Dow 2x Strategy (d)	Rydex VIF Inverse Government Long Bond Strategy (d)
Net assets as of December 31, 2019	$2,320,006	$126,744	$363,389

Investment income (loss):
Dividend distributions	—	4,916	691
Investment Expenses:
Mortality and expense risk and administrative charges	(26,987)	(4,651)	(3,060)

Net investment income (loss)	(26,987)	265	(2,369)

Increase (decrease) in net assets from operations:
Capital gain distributions	31,295	—	—
Realized capital gain (loss) on investments	318,557	(480,635)	(88,764)
Change in unrealized appreciation (depreciation)	580,243	(112,637)	8,360

Net gain (loss) on investments	930,095	(593,272)	(80,404)

Net increase (decrease) in net assets from operations	903,108	(593,007)	(82,773)

Contract owner transactions:
Variable annuity deposits	47,879	330	577
Terminations, withdrawals and annuity payments	(237,890)	(132,430)	(18,616)
Transfers between subaccounts, net	171,641	864,087	(8,463)
Maintenance charges and mortality adjustments	(13,540)	(1,294)	(1,010)

Increase (decrease) in net assets from contract transactions	(31,910)	730,693	(27,512)

Total increase (decrease) in net assets	871,198	137,686	(110,285)

Net assets as of December 31, 2020	$3,191,204	$264,430	$253,104

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(21,023)	(3,179)	(3,297)

Net investment income (loss)	(21,023)	(3,179)	(3,297)

Increase (decrease) in net assets from operations:
Capital gain distributions	149,813	—	—
Realized capital gain (loss) on investments	685,746	(37,022)	(7,059)
Change in unrealized appreciation (depreciation)	(712,596)	(68,353)	21,974

Net gain (loss) on investments	122,963	(105,375)	14,915

Net increase (decrease) in net assets from operations	101,940	(108,554)	11,618

Contract owner transactions:
Variable annuity deposits	32,067	3	1,761
Terminations, withdrawals and annuity payments	(443,750)	(4,100)	(10,815)
Transfers between subaccounts, net	(1,865,697)	43,046	(55,252)
Maintenance charges and mortality adjustments	(10,579)	(506)	(1,450)

Increase (decrease) in net assets from contract transactions	(2,287,959)	38,443	(65,756)

Total increase (decrease) in net assets	(2,186,019)	(70,111)	(54,138)

Net assets as of December 31, 2021	$1,005,185	$194,319	$198,966

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.
143

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Rydex VIF Inverse Mid-Cap Strategy (d)	Rydex VIF Inverse NASDAQ-100® Strategy (d)	Rydex VIF Inverse Russell 2000® Strategy (d)
Net assets as of December 31, 2019	$10,424	$63,898	$28,102

Investment income (loss):
Dividend distributions	100	4,887	871
Investment Expenses:
Mortality and expense risk and administrative charges	(155)	(1,179)	(1,271)

Net investment income (loss)	(55)	3,708	(400)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(730)	(152,555)	(42,802)
Change in unrealized appreciation (depreciation)	(1,294)	(751)	(46,485)

Net gain (loss) on investments	(2,024)	(153,306)	(89,287)

Net increase (decrease) in net assets from operations	(2,079)	(149,598)	(89,687)

Contract owner transactions:
Variable annuity deposits	—	106,449	109
Terminations, withdrawals and annuity payments	(917)	(192,069)	(4,874)
Transfers between subaccounts, net	1,006	223,081	137,232
Maintenance charges and mortality adjustments	(72)	(475)	(930)

Increase (decrease) in net assets from contract transactions	17	136,986	131,537

Total increase (decrease) in net assets	(2,062)	(12,612)	41,850

Net assets as of December 31, 2020	$8,362	$51,286	$69,952

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(108)	(1,079)	(1,032)

Net investment income (loss)	(108)	(1,079)	(1,032)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(3,037)	(34,617)	(55,478)
Change in unrealized appreciation (depreciation)	1,629	(18,841)	39,959

Net gain (loss) on investments	(1,408)	(53,458)	(15,519)

Net increase (decrease) in net assets from operations	(1,516)	(54,537)	(16,551)

Contract owner transactions:
Variable annuity deposits	5,030	73,368	10,329
Terminations, withdrawals and annuity payments	(5,180)	(40,050)	(4,917)
Transfers between subaccounts, net	1,088	613,129	14,200
Maintenance charges and mortality adjustments	(91)	(366)	(772)

Increase (decrease) in net assets from contract transactions	847	646,081	18,840

Total increase (decrease) in net assets	(669)	591,544	2,289

Net assets as of December 31, 2021	$7,693	$642,830	$72,241

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.
144

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Rydex VIF Inverse S&P 500 Strategy (d)	Rydex VIF Japan 2x Strategy (d)	Rydex VIF Leisure
Net assets as of December 31, 2019	$204,313	$577,247	$496,889

Investment income (loss):
Dividend distributions	4,265	5,153	—
Investment Expenses:
Mortality and expense risk and administrative charges	(3,289)	(5,952)	(5,131)

Net investment income (loss)	976	(799)	(5,131)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	17,240
Realized capital gain (loss) on investments	(109,165)	18,552	2,301
Change in unrealized appreciation (depreciation)	(16,074)	143,231	46,167

Net gain (loss) on investments	(125,239)	161,783	65,708

Net increase (decrease) in net assets from operations	(124,263)	160,984	60,577

Contract owner transactions:
Variable annuity deposits	189	3,177	1,480
Terminations, withdrawals and annuity payments	(192,662)	(29,505)	(64,909)
Transfers between subaccounts, net	298,718	(217,445)	(19,894)
Maintenance charges and mortality adjustments	(1,435)	(4,063)	(3,071)

Increase (decrease) in net assets from contract transactions	104,810	(247,836)	(86,394)

Total increase (decrease) in net assets	(19,453)	(86,852)	(25,817)

Net assets as of December 31, 2020	$184,860	$490,395	$471,072

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,726)	(5,637)	(8,369)

Net investment income (loss)	(1,726)	(5,637)	(8,369)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	8,277
Realized capital gain (loss) on investments	(54,101)	30,218	71,057
Change in unrealized appreciation (depreciation)	12,042	(90,252)	(109,860)

Net gain (loss) on investments	(42,059)	(60,034)	(30,526)

Net increase (decrease) in net assets from operations	(43,785)	(65,671)	(38,895)

Contract owner transactions:
Variable annuity deposits	75	500	13,266
Terminations, withdrawals and annuity payments	(16,136)	(31,129)	(77,199)
Transfers between subaccounts, net	2,249	(30,624)	50,982
Maintenance charges and mortality adjustments	(1,079)	(3,581)	(3,765)

Increase (decrease) in net assets from contract transactions	(14,891)	(64,834)	(16,716)

Total increase (decrease) in net assets	(58,676)	(130,505)	(55,611)

Net assets as of December 31, 2021	$126,184	$359,890	$415,461

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.
145

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Rydex VIF Mid- Cap 1.5x Strategy (d)	Rydex VIF Money Market	Rydex VIF NASDAQ-100®
Net assets as of December 31, 2019	$1,305,513	$43,961,783	$11,765,578

Investment income (loss):
Dividend distributions	7,767	29,276	36,032
Investment Expenses:
Mortality and expense risk and administrative charges	(11,226)	(651,919)	(124,116)

Net investment income (loss)	(3,459)	(622,643)	(88,084)

Increase (decrease) in net assets from operations:
Capital gain distributions	28,950	3,417	1,437,876
Realized capital gain (loss) on investments	(220,594)	(1)	960,627
Change in unrealized appreciation (depreciation)	136,749	1	472,552

Net gain (loss) on investments	(54,895)	3,417	2,871,055

Net increase (decrease) in net assets from operations	(58,354)	(619,226)	2,782,971

Contract owner transactions:
Variable annuity deposits	23,474	6,045,495	20,902
Terminations, withdrawals and annuity payments	(148,105)	(8,227,639)	(771,026)
Transfers between subaccounts, net	(65,675)	7,675,979	(6,760,677)
Maintenance charges and mortality adjustments	(5,144)	(185,904)	(60,016)

Increase (decrease) in net assets from contract transactions	(195,450)	5,307,931	(7,570,817)

Total increase (decrease) in net assets	(253,804)	4,688,705	(4,787,846)

Net assets as of December 31, 2020	$1,051,709	$48,650,488	$6,977,732

Investment income (loss):
Dividend distributions	—	473	—
Investment Expenses:
Mortality and expense risk and administrative charges	(13,193)	(647,678)	(98,342)

Net investment income (loss)	(13,193)	(647,205)	(98,342)

Increase (decrease) in net assets from operations:
Capital gain distributions	175,149	89	540,178
Realized capital gain (loss) on investments	121,614	—	1,049,497
Change in unrealized appreciation (depreciation)	24,986	—	(140,344)

Net gain (loss) on investments	321,749	89	1,449,331

Net increase (decrease) in net assets from operations	308,556	(647,116)	1,350,989

Contract owner transactions:
Variable annuity deposits	46,550	13,843,148	268,415
Terminations, withdrawals and annuity payments	(249,107)	(13,286,475)	(633,790)
Transfers between subaccounts, net	(233,110)	1,920,683	3,263,835
Maintenance charges and mortality adjustments	(5,753)	(157,650)	(38,667)

Increase (decrease) in net assets from contract transactions	(441,420)	2,319,706	2,859,793

Total increase (decrease) in net assets	(132,864)	1,672,590	4,210,782

Net assets as of December 31, 2021	$918,845	$50,323,078	$11,188,514

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.
146

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Rydex VIF NASDAQ-100® 2x Strategy (d)	Rydex VIF Nova (d)	Rydex VIF Precious Metals
Net assets as of December 31, 2019	$10,247,373	$2,770,551	$4,255,233

Investment income (loss):
Dividend distributions	26,371	14,861	219,780
Investment Expenses:
Mortality and expense risk and administrative charges	(150,570)	(26,011)	(58,512)

Net investment income (loss)	(124,199)	(11,150)	161,268

Increase (decrease) in net assets from operations:
Capital gain distributions	1,899,346	174,336	—
Realized capital gain (loss) on investments	4,333,122	210,669	365,483
Change in unrealized appreciation (depreciation)	2,778,319	837	298,324

Net gain (loss) on investments	9,010,787	385,842	663,807

Net increase (decrease) in net assets from operations	8,886,588	374,692	825,075

Contract owner transactions:
Variable annuity deposits	291,062	—	117,968
Terminations, withdrawals and annuity payments	(835,556)	(531,562)	(646,860)
Transfers between subaccounts, net	(4,490,760)	(213,697)	184,253
Maintenance charges and mortality adjustments	(75,263)	(11,351)	(21,885)

Increase (decrease) in net assets from contract transactions	(5,110,517)	(756,610)	(366,524)

Total increase (decrease) in net assets	3,776,071	(381,918)	458,551

Net assets as of December 31, 2020	$14,023,444	$2,388,633	$4,713,784

Investment income (loss):
Dividend distributions	—	9,348	155,241
Investment Expenses:
Mortality and expense risk and administrative charges	(128,239)	(33,130)	(53,028)

Net investment income (loss)	(128,239)	(23,782)	102,213

Increase (decrease) in net assets from operations:
Capital gain distributions	1,135,784	111,958	—
Realized capital gain (loss) on investments	4,947,415	502,263	245,649
Change in unrealized appreciation (depreciation)	(1,342,404)	263,474	(806,316)

Net gain (loss) on investments	4,740,795	877,695	(560,667)

Net increase (decrease) in net assets from operations	4,612,556	853,913	(458,454)

Contract owner transactions:
Variable annuity deposits	440	2,801	88,270
Terminations, withdrawals and annuity payments	(2,043,085)	(306,348)	(515,336)
Transfers between subaccounts, net	(5,891,039)	338,337	(72,562)
Maintenance charges and mortality adjustments	(42,251)	(14,223)	(18,670)

Increase (decrease) in net assets from contract transactions	(7,975,935)	20,567	(518,298)

Total increase (decrease) in net assets	(3,363,379)	874,480	(976,752)

Net assets as of December 31, 2021	$10,660,065	$3,263,113	$3,737,032

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.
147

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Rydex VIF Real Estate	Rydex VIF Retailing	Rydex VIF Russell 2000® 1.5x Strategy (d)
Net assets as of December 31, 2019	$4,841,119	$817,853	$789,623

Investment income (loss):
Dividend distributions	94,355	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(33,387)	(8,565)	(11,417)

Net investment income (loss)	60,968	(8,565)	(11,417)

Increase (decrease) in net assets from operations:
Capital gain distributions	87,439	—	21,807
Realized capital gain (loss) on investments	6,123	75,493	360,338
Change in unrealized appreciation (depreciation)	(301,356)	179,828	169,047

Net gain (loss) on investments	(207,794)	255,321	551,192

Net increase (decrease) in net assets from operations	(146,826)	246,756	539,775

Contract owner transactions:
Variable annuity deposits	4,533	15	—
Terminations, withdrawals and annuity payments	(335,579)	(31,950)	(53,451)
Transfers between subaccounts, net	(2,152,044)	113,920	111,848
Maintenance charges and mortality adjustments	(15,665)	(4,473)	(8,028)

Increase (decrease) in net assets from contract transactions	(2,498,755)	77,512	50,369

Total increase (decrease) in net assets	(2,645,581)	324,268	590,144

Net assets as of December 31, 2020	$2,195,538	$1,142,121	$1,379,767

Investment income (loss):
Dividend distributions	16,498	—	783
Investment Expenses:
Mortality and expense risk and administrative charges	(29,572)	(8,077)	(11,291)

Net investment income (loss)	(13,074)	(8,077)	(10,508)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	39,636	229,619
Realized capital gain (loss) on investments	209,089	219,387	152,964
Change in unrealized appreciation (depreciation)	479,970	(151,960)	(201,765)

Net gain (loss) on investments	689,059	107,063	180,818

Net increase (decrease) in net assets from operations	675,985	98,986	170,310

Contract owner transactions:
Variable annuity deposits	22,289	—	15,123
Terminations, withdrawals and annuity payments	(376,624)	(128,186)	(94,937)
Transfers between subaccounts, net	201,840	(564,136)	403,600
Maintenance charges and mortality adjustments	(14,335)	(4,668)	(5,774)

Increase (decrease) in net assets from contract transactions	(166,830)	(696,990)	318,012

Total increase (decrease) in net assets	509,155	(598,004)	488,322

Net assets as of December 31, 2021	$2,704,693	$544,117	$1,868,089

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.
148

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Rydex VIF Russell 2000® 2x Strategy (d)	Rydex VIF S&P 500 2x Strategy (d)	Rydex VIF S&P 500 Pure Growth
Net assets as of December 31, 2019	$1,376,187	$4,699,334	$5,194,166

Investment income (loss):
Dividend distributions	13,749	54,349	—
Investment Expenses:
Mortality and expense risk and administrative charges	(30,306)	(63,372)	(48,369)

Net investment income (loss)	(16,557)	(9,023)	(48,369)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,304,937	786,530
Realized capital gain (loss) on investments	545,288	(239,414)	22,319
Change in unrealized appreciation (depreciation)	450,021	58,737	45,453

Net gain (loss) on investments	995,309	1,124,260	854,302

Net increase (decrease) in net assets from operations	978,752	1,115,237	805,933

Contract owner transactions:
Variable annuity deposits	37,698	31,533	15,703
Terminations, withdrawals and annuity payments	(229,927)	(321,913)	(384,699)
Transfers between subaccounts, net	10,228,694	(1,450,154)	(1,681,959)
Maintenance charges and mortality adjustments	(14,171)	(28,940)	(21,039)

Increase (decrease) in net assets from contract transactions	10,022,294	(1,769,474)	(2,071,994)

Total increase (decrease) in net assets	11,001,046	(654,237)	(1,266,061)

Net assets as of December 31, 2020	$12,377,233	$4,045,097	$3,928,105

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(60,448)	(51,854)	(61,206)

Net investment income (loss)	(60,448)	(51,854)	(61,206)

Increase (decrease) in net assets from operations:
Capital gain distributions	333,586	—	20,946
Realized capital gain (loss) on investments	51,033	1,778,442	470,702
Change in unrealized appreciation (depreciation)	(592,070)	827,213	689,370

Net gain (loss) on investments	(207,451)	2,605,655	1,181,018

Net increase (decrease) in net assets from operations	(267,899)	2,553,801	1,119,812

Contract owner transactions:
Variable annuity deposits	93	6,392	57,692
Terminations, withdrawals and annuity payments	(358,302)	(573,177)	(507,358)
Transfers between subaccounts, net	(10,675,030)	1,558,259	2,928,259
Maintenance charges and mortality adjustments	(46,839)	(22,702)	(23,138)

Increase (decrease) in net assets from contract transactions	(11,080,078)	968,772	2,455,455

Total increase (decrease) in net assets	(11,347,977)	3,522,573	3,575,267

Net assets as of December 31, 2021	$1,029,256	$7,567,670	$7,503,372

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.
149

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Rydex VIF S&P 500 Pure Value	Rydex VIF S&P MidCap 400 Pure Growth	Rydex VIF S&P MidCap 400 Pure Value
Net assets as of December 31, 2019	$8,442,234	$2,317,075	$1,396,528

Investment income (loss):
Dividend distributions	115,343	—	4,318
Investment Expenses:
Mortality and expense risk and administrative charges	(65,791)	(28,759)	(12,194)

Net investment income (loss)	49,552	(28,759)	(7,876)

Increase (decrease) in net assets from operations:
Capital gain distributions	443,259	104,336	39,647
Realized capital gain (loss) on investments	(170,501)	10,211	(53,802)
Change in unrealized appreciation (depreciation)	317,300	597,951	106,729

Net gain (loss) on investments	590,058	712,498	92,574

Net increase (decrease) in net assets from operations	639,610	683,739	84,698

Contract owner transactions:
Variable annuity deposits	24,839	122,916	103,655
Terminations, withdrawals and annuity payments	(727,524)	(346,537)	(132,301)
Transfers between subaccounts, net	34,976	363,832	1,314,673
Maintenance charges and mortality adjustments	(32,759)	(11,649)	(7,565)

Increase (decrease) in net assets from contract transactions	(700,468)	128,562	1,278,462

Total increase (decrease) in net assets	(60,858)	812,301	1,363,160

Net assets as of December 31, 2020	$8,381,376	$3,129,376	$2,759,688

Investment income (loss):
Dividend distributions	49,691	—	2,853
Investment Expenses:
Mortality and expense risk and administrative charges	(99,244)	(33,981)	(43,506)

Net investment income (loss)	(49,553)	(33,981)	(40,653)

Increase (decrease) in net assets from operations:
Capital gain distributions	27,452	202,282	131,259
Realized capital gain (loss) on investments	1,856,121	403,464	466,636
Change in unrealized appreciation (depreciation)	713,712	(355,624)	285,674

Net gain (loss) on investments	2,597,285	250,122	883,569

Net increase (decrease) in net assets from operations	2,547,732	216,141	842,916

Contract owner transactions:
Variable annuity deposits	297,083	51,933	79,838
Terminations, withdrawals and annuity payments	(1,502,113)	(466,594)	(409,199)
Transfers between subaccounts, net	(2,784,364)	(635,354)	(206,894)
Maintenance charges and mortality adjustments	(43,221)	(13,311)	(12,339)

Increase (decrease) in net assets from contract transactions	(4,032,615)	(1,063,326)	(548,594)

Total increase (decrease) in net assets	(1,484,883)	(847,185)	294,322

Net assets as of December 31, 2021	$6,896,493	$2,282,191	$3,054,010

The accompanying notes are an integral part of these financial statements.
150

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Rydex VIF S&P SmallCap 600 Pure Growth	Rydex VIF S&P SmallCap 600 Pure Value	Rydex VIF Strengthening Dollar 2x Strategy (d)
Net assets as of December 31, 2019	$1,882,305	$1,147,321	$242,829

Investment income (loss):
Dividend distributions	—	—	5,836
Investment Expenses:
Mortality and expense risk and administrative charges	(19,456)	(9,239)	(6,842)

Net investment income (loss)	(19,456)	(9,239)	(1,006)

Increase (decrease) in net assets from operations:
Capital gain distributions	73,038	—	—
Realized capital gain (loss) on investments	(136,198)	(149,724)	(9,388)
Change in unrealized appreciation (depreciation)	345,166	53,537	(111,313)

Net gain (loss) on investments	282,006	(96,187)	(120,701)

Net increase (decrease) in net assets from operations	262,550	(105,426)	(121,707)

Contract owner transactions:
Variable annuity deposits	8,971	81,627	351
Terminations, withdrawals and annuity payments	(181,057)	(124,813)	(56,422)
Transfers between subaccounts, net	852,427	1,424,673	546,419
Maintenance charges and mortality adjustments	(8,713)	(6,905)	(1,815)

Increase (decrease) in net assets from contract transactions	671,628	1,374,582	488,533

Total increase (decrease) in net assets	934,178	1,269,156	366,826

Net assets as of December 31, 2020	$2,816,483	$2,416,477	$609,655

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(40,895)	(72,250)	(8,708)

Net investment income (loss)	(40,895)	(72,250)	(8,708)

Increase (decrease) in net assets from operations:
Capital gain distributions	14,852	—	—
Realized capital gain (loss) on investments	496,144	2,616,651	(8,982)
Change in unrealized appreciation (depreciation)	(179,383)	384,444	75,901

Net gain (loss) on investments	331,613	3,001,095	66,919

Net increase (decrease) in net assets from operations	290,718	2,928,845	58,211

Contract owner transactions:
Variable annuity deposits	68,557	84,560	—
Terminations, withdrawals and annuity payments	(446,585)	(223,384)	(20,797)
Transfers between subaccounts, net	(609,210)	(269,000)	(801)
Maintenance charges and mortality adjustments	(9,453)	(32,576)	(1,710)

Increase (decrease) in net assets from contract transactions	(996,691)	(440,400)	(23,308)

Total increase (decrease) in net assets	(705,973)	2,488,445	34,903

Net assets as of December 31, 2021	$2,110,510	$4,904,922	$644,558

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.
151

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Rydex VIF Technology	Rydex VIF Telecommunications	Rydex VIF Transportation
Net assets as of December 31, 2019	$4,179,299	$691,507	$321,919

Investment income (loss):
Dividend distributions	—	6,266	529
Investment Expenses:
Mortality and expense risk and administrative charges	(49,445)	(8,093)	(4,257)

Net investment income (loss)	(49,445)	(1,827)	(3,728)

Increase (decrease) in net assets from operations:
Capital gain distributions	98,254	—	10,111
Realized capital gain (loss) on investments	555,378	1,954	1,018
Change in unrealized appreciation (depreciation)	1,034,881	39,029	111,865

Net gain (loss) on investments	1,688,513	40,983	122,994

Net increase (decrease) in net assets from operations	1,639,068	39,156	119,266

Contract owner transactions:
Variable annuity deposits	43,814	1,543	911
Terminations, withdrawals and annuity payments	(322,308)	(20,895)	(12,342)
Transfers between subaccounts, net	(715,627)	(84,596)	199,704
Maintenance charges and mortality adjustments	(20,772)	(3,671)	(2,243)

Increase (decrease) in net assets from contract transactions	(1,014,893)	(107,619)	186,030

Total increase (decrease) in net assets	624,175	(68,463)	305,296

Net assets as of December 31, 2020	$4,803,474	$623,044	$627,215

Investment income (loss):
Dividend distributions	—	5,326	—
Investment Expenses:
Mortality and expense risk and administrative charges	(49,565)	(8,994)	(6,842)

Net investment income (loss)	(49,565)	(3,668)	(6,842)

Increase (decrease) in net assets from operations:
Capital gain distributions	235,325	—	56,966
Realized capital gain (loss) on investments	845,915	33,668	39,899
Change in unrealized appreciation (depreciation)	(378,125)	22,255	5,139

Net gain (loss) on investments	703,115	55,923	102,004

Net increase (decrease) in net assets from operations	653,550	52,255	95,162

Contract owner transactions:
Variable annuity deposits	81,558	3,011	11,851
Terminations, withdrawals and annuity payments	(707,890)	(24,774)	(40,258)
Transfers between subaccounts, net	(908,683)	(35)	(163,130)
Maintenance charges and mortality adjustments	(21,557)	(4,046)	(3,290)

Increase (decrease) in net assets from contract transactions	(1,556,572)	(25,844)	(194,827)

Total increase (decrease) in net assets	(903,022)	26,411	(99,665)

Net assets as of December 31, 2021	$3,900,452	$649,455	$527,550

The accompanying notes are an integral part of these financial statements.
152

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Rydex VIF Utilities	Rydex VIF Weakening Dollar 2x Strategy_(d)	T. Rowe Price Blue Chip Growth
Net assets as of December 31, 2019	$5,436,315	$163,093	$2,806,288

Investment income (loss):
Dividend distributions	74,092	645	—
Investment Expenses:
Mortality and expense risk and administrative charges	(50,300)	(1,961)	(19,075)

Net investment income (loss)	23,792	(1,316)	(19,075)

Increase (decrease) in net assets from operations:
Capital gain distributions	65,388	—	81,025
Realized capital gain (loss) on investments	91,734	(3,971)	164,583
Change in unrealized appreciation (depreciation)	(544,054)	17,322	327,519

Net gain (loss) on investments	(386,932)	13,351	573,127

Net increase (decrease) in net assets from operations	(363,140)	12,035	554,052

Contract owner transactions:
Variable annuity deposits	148,973	5	247,763
Terminations, withdrawals and annuity payments	(354,602)	(8,259)	(276,280)
Transfers between subaccounts, net	(1,086,493)	1,272	(634,897)
Maintenance charges and mortality adjustments	(17,612)	(836)	(1,183)

Increase (decrease) in net assets from contract transactions	(1,309,734)	(7,818)	(664,597)

Total increase (decrease) in net assets	(1,672,874)	4,217	(110,545)

Net assets as of December 31, 2020	$3,763,441	$167,310	$2,695,743

Investment income (loss):
Dividend distributions	54,883	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(38,350)	(2,088)	(20,705)

Net investment income (loss)	16,533	(2,088)	(20,705)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	368,416
Realized capital gain (loss) on investments	52,278	(9,123)	234,789
Change in unrealized appreciation (depreciation)	365,331	(14,572)	(96,382)

Net gain (loss) on investments	417,609	(23,695)	506,823

Net increase (decrease) in net assets from operations	434,142	(25,783)	486,118

Contract owner transactions:
Variable annuity deposits	24,437	—	314,596
Terminations, withdrawals and annuity payments	(332,460)	(19,703)	(147,474)
Transfers between subaccounts, net	(279,090)	(14,998)	(199,305)
Maintenance charges and mortality adjustments	(13,353)	(925)	(2,828)

Increase (decrease) in net assets from contract transactions	(600,466)	(35,626)	(35,011)

Total increase (decrease) in net assets	(166,324)	(61,409)	451,107

Net assets as of December 31, 2021	$3,597,117	$105,901	$3,146,850

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.
153

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	T. Rowe Price Capital Appreciation	T. Rowe Price Equity Income	T. Rowe Price Growth Stock
Net assets as of December 31, 2019	$7,983,811	$608,763	$6,879,144

Investment income (loss):
Dividend distributions	66,340	10,845	—
Investment Expenses:
Mortality and expense risk and administrative charges	(69,485)	(3,826)	(63,824)

Net investment income (loss)	(3,145)	7,019	(63,824)

Increase (decrease) in net assets from operations:
Capital gain distributions	513,027	11,622	261,237
Realized capital gain (loss) on investments	291,587	(8,987)	393,232
Change in unrealized appreciation (depreciation)	342,154	(14,207)	1,575,268

Net gain (loss) on investments	1,146,768	(11,572)	2,229,737

Net increase (decrease) in net assets from operations	1,143,623	(4,553)	2,165,913

Contract owner transactions:
Variable annuity deposits	202,697	60	194,643
Terminations, withdrawals and annuity payments	(847,503)	(10,784)	(816,517)
Transfers between subaccounts, net	(444,344)	(46,990)	(281,268)
Maintenance charges and mortality adjustments	(19,650)	(172)	(20,604)

Increase (decrease) in net assets from contract transactions	(1,108,800)	(57,886)	(923,746)

Total increase (decrease) in net assets	34,823	(62,439)	1,242,167

Net assets as of December 31, 2020	$8,018,634	$546,324	$8,121,311

Investment income (loss):
Dividend distributions	48,202	8,418	—
Investment Expenses:
Mortality and expense risk and administrative charges	(76,923)	(4,615)	(76,716)

Net investment income (loss)	(28,721)	3,803	(76,716)

Increase (decrease) in net assets from operations:
Capital gain distributions	641,300	54,126	748,357
Realized capital gain (loss) on investments	451,423	22,665	724,440
Change in unrealized appreciation (depreciation)	269,499	56,298	8,982

Net gain (loss) on investments	1,362,222	133,089	1,481,779

Net increase (decrease) in net assets from operations	1,333,501	136,892	1,405,063

Contract owner transactions:
Variable annuity deposits	152,069	45,057	195,878
Terminations, withdrawals and annuity payments	(1,165,253)	(137,032)	(1,362,934)
Transfers between subaccounts, net	(103,539)	181,029	43,058
Maintenance charges and mortality adjustments	(18,131)	(342)	(24,148)

Increase (decrease) in net assets from contract transactions	(1,134,854)	88,712	(1,148,146)

Total increase (decrease) in net assets	198,647	225,604	256,917

Net assets as of December 31, 2021	$8,217,281	$771,928	$8,378,228

The accompanying notes are an integral part of these financial statements.
154

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	T. Rowe Price Health Sciences	T. Rowe Price Limited-Term Bond	T. Rowe Price Retirement 2010
Net assets as of December 31, 2019	$9,452,204	$41,120	$1,520

Investment income (loss):
Dividend distributions	—	715	21
Investment Expenses:
Mortality and expense risk and administrative charges	(83,848)	(493)	(14)

Net investment income (loss)	(83,848)	222	7

Increase (decrease) in net assets from operations:
Capital gain distributions	722,303	—	126
Realized capital gain (loss) on investments	365,692	15	2
Change in unrealized appreciation (depreciation)	1,736,472	1,076	21

Net gain (loss) on investments	2,824,467	1,091	149

Net increase (decrease) in net assets from operations	2,740,619	1,313	156

Contract owner transactions:
Variable annuity deposits	658,723	40,483	—
Terminations, withdrawals and annuity payments	(728,849)	(744)	—
Transfers between subaccounts, net	897,308	517	—
Maintenance charges and mortality adjustments	(24,035)	(33)	(5)

Increase (decrease) in net assets from contract transactions	803,147	40,223	(5)

Total increase (decrease) in net assets	3,543,766	41,536	151

Net assets as of December 31, 2020	$12,995,970	$82,656	$1,671

Investment income (loss):
Dividend distributions	—	945	24
Investment Expenses:
Mortality and expense risk and administrative charges	(109,810)	(650)	(17)

Net investment income (loss)	(109,810)	295	7

Increase (decrease) in net assets from operations:
Capital gain distributions	934,217	614	185
Realized capital gain (loss) on investments	623,279	397	1
Change in unrealized appreciation (depreciation)	129,331	(2,168)	(74)

Net gain (loss) on investments	1,686,827	(1,157)	112

Net increase (decrease) in net assets from operations	1,577,017	(862)	119

Contract owner transactions:
Variable annuity deposits	1,465,062	16,555	—
Terminations, withdrawals and annuity payments	(1,023,880)	(19,893)	—
Transfers between subaccounts, net	(189,456)	22,439	—
Maintenance charges and mortality adjustments	(31,625)	(134)	(6)

Increase (decrease) in net assets from contract transactions	220,101	18,967	(6)

Total increase (decrease) in net assets	1,797,118	18,105	113

Net assets as of December 31, 2021	$14,793,088	$100,761	$1,784

The accompanying notes are an integral part of these financial statements.
155

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	T. Rowe Price Retirement 2015	T. Rowe Price Retirement 2020	T. Rowe Price Retirement 2025
Net assets as of December 31, 2019	$130,346	$106,182	$73,958

Investment income (loss):
Dividend distributions	1,814	1,531	610
Investment Expenses:
Mortality and expense risk and administrative charges	(1,222)	(1,057)	(554)

Net investment income (loss)	592	474	56

Increase (decrease) in net assets from operations:
Capital gain distributions	10,504	10,718	2,441
Realized capital gain (loss) on investments	482	13	(789)
Change in unrealized appreciation (depreciation)	3,810	4,310	3,275

Net gain (loss) on investments	14,796	15,041	4,927

Net increase (decrease) in net assets from operations	15,388	15,515	4,983

Contract owner transactions:
Variable annuity deposits	12,355	11,488	1,827
Terminations, withdrawals and annuity payments	(321)	(271)	(15,581)
Transfers between subaccounts, net	(4,563)	6,500	—
Maintenance charges and mortality adjustments	(54)	(479)	(964)

Increase (decrease) in net assets from contract transactions	7,417	17,238	(14,718)

Total increase (decrease) in net assets	22,805	32,753	(9,735)

Net assets as of December 31, 2020	$153,151	$138,935	$64,223

Investment income (loss):
Dividend distributions	1,996	1,384	591
Investment Expenses:
Mortality and expense risk and administrative charges	(1,518)	(1,289)	(630)

Net investment income (loss)	478	95	(39)

Increase (decrease) in net assets from operations:
Capital gain distributions	15,522	13,755	6,388
Realized capital gain (loss) on investments	210	3,332	129
Change in unrealized appreciation (depreciation)	(3,532)	(4,806)	200

Net gain (loss) on investments	12,200	12,281	6,717

Net increase (decrease) in net assets from operations	12,678	12,376	6,678

Contract owner transactions:
Variable annuity deposits	12,665	7,083	2,590
Terminations, withdrawals and annuity payments	(348)	(9,939)	—
Transfers between subaccounts, net	—	(13,235)	—
Maintenance charges and mortality adjustments	(42)	(522)	(274)

Increase (decrease) in net assets from contract transactions	12,275	(16,613)	2,316

Total increase (decrease) in net assets	24,953	(4,237)	8,994

Net assets as of December 31, 2021	$178,104	$134,698	$73,217

The accompanying notes are an integral part of these financial statements.
156

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	T. Rowe Price Retirement 2030	T. Rowe Price Retirement 2035	T. Rowe Price Retirement 2040
Net assets as of December 31, 2019	$177,268	$62,441	$48,477

Investment income (loss):
Dividend distributions	1,771	1,528	345
Investment Expenses:
Mortality and expense risk and administrative charges	(1,693)	(756)	(462)

Net investment income (loss)	78	772	(117)

Increase (decrease) in net assets from operations:
Capital gain distributions	9,547	8,952	2,714
Realized capital gain (loss) on investments	55	67	22
Change in unrealized appreciation (depreciation)	18,824	7,654	6,285

Net gain (loss) on investments	28,426	16,673	9,021

Net increase (decrease) in net assets from operations	28,504	17,445	8,904

Contract owner transactions:
Variable annuity deposits	20,561	6,997	3,780
Terminations, withdrawals and annuity payments	—	(437)	—
Transfers between subaccounts, net	(86)	151,998	6,387
Maintenance charges and mortality adjustments	(307)	(353)	(205)

Increase (decrease) in net assets from contract transactions	20,168	158,205	9,962

Total increase (decrease) in net assets	48,672	175,650	18,866

Net assets as of December 31, 2020	$225,940	$238,091	$67,343

Investment income (loss):
Dividend distributions	1,515	362	188
Investment Expenses:
Mortality and expense risk and administrative charges	(2,314)	(1,707)	(666)

Net investment income (loss)	(799)	(1,345)	(478)

Increase (decrease) in net assets from operations:
Capital gain distributions	21,668	5,530	5,024
Realized capital gain (loss) on investments	584	22,212	1,980
Change in unrealized appreciation (depreciation)	6,376	(2,161)	3,480

Net gain (loss) on investments	28,628	25,581	10,484

Net increase (decrease) in net assets from operations	27,829	24,236	10,006

Contract owner transactions:
Variable annuity deposits	21,994	13,000	5,165
Terminations, withdrawals and annuity payments	—	(55,758)	(8,371)
Transfers between subaccounts, net	311	(123,031)	—
Maintenance charges and mortality adjustments	(417)	(650)	(282)

Increase (decrease) in net assets from contract transactions	21,888	(166,439)	(3,488)

Total increase (decrease) in net assets	49,717	(142,203)	6,518

Net assets as of December 31, 2021	$275,657	$95,888	$73,861

The accompanying notes are an integral part of these financial statements.
157

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	T. Rowe Price Retirement 2045	T. Rowe Price Retirement 2050	T. Rowe Price Retirement 2055
Net assets as of December 31, 2019	$963	$3,108	$39,532

Investment income (loss):
Dividend distributions	12	—	277
Investment Expenses:
Mortality and expense risk and administrative charges	(15)	(11)	(421)

Net investment income (loss)	(3)	(11)	(144)

Increase (decrease) in net assets from operations:
Capital gain distributions	97	—	1,510
Realized capital gain (loss) on investments	(10)	17	39
Change in unrealized appreciation (depreciation)	333	(87)	6,687

Net gain (loss) on investments	420	(70)	8,236

Net increase (decrease) in net assets from operations	417	(81)	8,092

Contract owner transactions:
Variable annuity deposits	1,302	43	1,188
Terminations, withdrawals and annuity payments	—	(2,866)	—
Transfers between subaccounts, net	—	—	8,432
Maintenance charges and mortality adjustments	(37)	(204)	(129)

Increase (decrease) in net assets from contract transactions	1,265	(3,027)	9,491

Total increase (decrease) in net assets	1,682	(3,108)	17,583

Net assets as of December 31, 2020	$2,645	$—	$57,115

Investment income (loss):
Dividend distributions	9	—	101
Investment Expenses:
Mortality and expense risk and administrative charges	(34)	—	(515)

Net investment income (loss)	(25)	—	(414)

Increase (decrease) in net assets from operations:
Capital gain distributions	294	6	2,402
Realized capital gain (loss) on investments	13	—	5,728
Change in unrealized appreciation (depreciation)	205	(5)	1,016

Net gain (loss) on investments	512	1	9,146

Net increase (decrease) in net assets from operations	487	1	8,732

Contract owner transactions:
Variable annuity deposits	2,025	104	1,056
Terminations, withdrawals and annuity payments	—	—	(18,700)
Transfers between subaccounts, net	—	—	—
Maintenance charges and mortality adjustments	(46)	—	(151)

Increase (decrease) in net assets from contract transactions	1,979	104	(17,795)

Total increase (decrease) in net assets	2,466	105	(9,063)

Net assets as of December 31, 2021	$5,111	$105	$48,052

The accompanying notes are an integral part of these financial statements.
158

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	T. Rowe Price Retirement Balanced	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund
Net assets as of December 31, 2019	$175,496	$5,635,375	$2,276,332

Investment income (loss):
Dividend distributions	1,157	256,051	294,196
Investment Expenses:
Mortality and expense risk and administrative charges	(1,035)	(69,808)	(108,047)

Net investment income (loss)	122	186,243	186,149

Increase (decrease) in net assets from operations:
Capital gain distributions	8,107	160,690	—
Realized capital gain (loss) on investments	(4,736)	(824,970)	(161,973)
Change in unrealized appreciation (depreciation)	(3,855)	433,432	702,811

Net gain (loss) on investments	(484)	(230,848)	540,838

Net increase (decrease) in net assets from operations	(362)	(44,605)	726,987

Contract owner transactions:
Variable annuity deposits	9,854	109,389	4,146
Terminations, withdrawals and annuity payments	—	(924,690)	(878,721)
Transfers between subaccounts, net	(71,501)	2,107,350	7,734,100
Maintenance charges and mortality adjustments	(743)	(36,494)	(45,296)

Increase (decrease) in net assets from contract transactions	(62,390)	1,255,555	6,814,229

Total increase (decrease) in net assets	(62,752)	1,210,950	7,541,216

Net assets as of December 31, 2020	$112,744	$6,846,325	$9,817,548

Investment income (loss):
Dividend distributions	3,273	89,464	100,552
Investment Expenses:
Mortality and expense risk and administrative charges	(1,530)	(100,518)	(89,557)

Net investment income (loss)	1,743	(11,054)	10,995

Increase (decrease) in net assets from operations:
Capital gain distributions	21,255	205,036	—
Realized capital gain (loss) on investments	2,434	194,546	824,286
Change in unrealized appreciation (depreciation)	(16,834)	(1,218,445)	(273,218)

Net gain (loss) on investments	6,855	(818,863)	551,068

Net increase (decrease) in net assets from operations	8,598	(829,917)	562,063

Contract owner transactions:
Variable annuity deposits	7,502	318,562	21,438
Terminations, withdrawals and annuity payments	(41,424)	(1,264,286)	(994,114)
Transfers between subaccounts, net	141,748	3,723,638	(4,628,101)
Maintenance charges and mortality adjustments	(881)	(44,449)	(34,657)

Increase (decrease) in net assets from contract transactions	106,945	2,733,465	(5,635,434)

Total increase (decrease) in net assets	115,543	1,903,548	(5,073,371)

Net assets as of December 31, 2021	$228,287	$8,749,873	$4,744,177

The accompanying notes are an integral part of these financial statements.
159

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund	Third Avenue Value (b)
Net assets as of December 31, 2019	$1,951,495	$3,771	$17,694

Investment income (loss):
Dividend distributions	121,419	102	374
Investment Expenses:
Mortality and expense risk and administrative charges	(9,711)	(50)	(202)

Net investment income (loss)	111,708	52	172

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	101
Realized capital gain (loss) on investments	(69,144)	(22)	(79)
Change in unrealized appreciation (depreciation)	(146,157)	132	(868)

Net gain (loss) on investments	(215,301)	110	(846)

Net increase (decrease) in net assets from operations	(103,593)	162	(674)

Contract owner transactions:
Variable annuity deposits	255,376	—	—
Terminations, withdrawals and annuity payments	(247,271)	—	—
Transfers between subaccounts, net	(371,462)	—	—
Maintenance charges and mortality adjustments	(1,855)	—	—

Increase (decrease) in net assets from contract transactions	(365,212)	—	—

Total increase (decrease) in net assets	(468,805)	162	(674)

Net assets as of December 31, 2020	$1,482,690	$3,933	$17,020

Investment income (loss):
Dividend distributions	—	45	234
Investment Expenses:
Mortality and expense risk and administrative charges	(7,429)	(60)	(391)

Net investment income (loss)	(7,429)	(15)	(157)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(118,273)	(12)	(23)
Change in unrealized appreciation (depreciation)	54,095	159	2,256

Net gain (loss) on investments	(64,178)	147	2,233

Net increase (decrease) in net assets from operations	(71,607)	132	2,076

Contract owner transactions:
Variable annuity deposits	202,447	—	14,513
Terminations, withdrawals and annuity payments	(202,306)	—	(10,832)
Transfers between subaccounts, net	(348,326)	—	—
Maintenance charges and mortality adjustments	(2,182)	(1)	(3)

Increase (decrease) in net assets from contract transactions	(350,367)	(1)	3,678

Total increase (decrease) in net assets	(421,974)	131	5,754

Net assets as of December 31, 2021	$1,060,716	$4,064	$22,774

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
160

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	TOPS® Aggressive Growth ETF	TOPS® Balanced ETF	TOPS® Conservative ETF
Net assets as of December 31, 2019	$—	$—	$—

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	—	—	(158)

Net investment income (loss)	—	—	(158)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	—	—	27
Change in unrealized appreciation (depreciation)	—	—	10,091

Net gain (loss) on investments	—	—	10,118

Net increase (decrease) in net assets from operations	—	—	9,960

Contract owner transactions:
Variable annuity deposits	—	—	522,217
Terminations, withdrawals and annuity payments	—	—	(1,764)
Transfers between subaccounts, net	—	—	—
Maintenance charges and mortality adjustments	—	—	—

Increase (decrease) in net assets from contract transactions	—	—	520,453

Total increase (decrease) in net assets	—	—	530,413

Net assets as of December 31, 2020	$—	$—	$530,413

Investment income (loss):
Dividend distributions	1,377	—	39,184
Investment Expenses:
Mortality and expense risk and administrative charges	(3,255)	(12)	(38,504)

Net investment income (loss)	(1,878)	(12)	680

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	1,089	—	2,617
Change in unrealized appreciation (depreciation)	16,989	2,364	90,715

Net gain (loss) on investments	18,078	2,364	93,332

Net increase (decrease) in net assets from operations	16,200	2,352	94,012

Contract owner transactions:
Variable annuity deposits	21,441	170,445	229,008
Terminations, withdrawals and annuity payments	(67,845)	—	(126,062)
Transfers between subaccounts, net	373,942	—	3,678,801
Maintenance charges and mortality adjustments	(54)	—	(501)

Increase (decrease) in net assets from contract transactions	327,484	170,445	3,781,246

Total increase (decrease) in net assets	343,684	172,797	3,875,258

Net assets as of December 31, 2021	$343,684	$172,797	$4,405,671

The accompanying notes are an integral part of these financial statements.
161

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	TOPS® Growth ETF	TOPS® Managed Risk Moderate Growth ETF	VanEck VIP Global Gold
Net assets as of December 31, 2019	$—	$—	$204,382

Investment income (loss):
Dividend distributions	—	—	9,225
Investment Expenses:
Mortality and expense risk and administrative charges	—	—	(3,786)

Net investment income (loss)	—	—	5,439

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	—	—	8,693
Change in unrealized appreciation (depreciation)	—	—	59,082

Net gain (loss) on investments	—	—	67,775

Net increase (decrease) in net assets from operations	—	—	73,214

Contract owner transactions:
Variable annuity deposits	—	—	20,525
Terminations, withdrawals and annuity payments	—	—	(2,010)
Transfers between subaccounts, net	—	—	96,607
Maintenance charges and mortality adjustments	—	—	(339)

Increase (decrease) in net assets from contract transactions	—	—	114,783

Total increase (decrease) in net assets	—	—	187,997

Net assets as of December 31, 2020	$—	$—	$392,379

Investment income (loss):
Dividend distributions	1,485	5,465	34,339
Investment Expenses:
Mortality and expense risk and administrative charges	(2,000)	(6,169)	(2,432)

Net investment income (loss)	(515)	(704)	31,907

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	19	308	14,374
Change in unrealized appreciation (depreciation)	16,024	29,413	(101,024)

Net gain (loss) on investments	16,043	29,721	(86,650)

Net increase (decrease) in net assets from operations	15,528	29,017	(54,743)

Contract owner transactions:
Variable annuity deposits	572,112	—	69,858
Terminations, withdrawals and annuity payments	(111)	—	(6,579)
Transfers between subaccounts, net	60,739	493,679	(204,237)
Maintenance charges and mortality adjustments	(106)	(1,497)	(290)

Increase (decrease) in net assets from contract transactions	632,634	492,182	(141,248)

Total increase (decrease) in net assets	648,162	521,199	(195,991)

Net assets as of December 31, 2021	$648,162	$521,199	$196,388

The accompanying notes are an integral part of these financial statements.
162

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	VanEck VIP Global Resources (b)	Vanguard® VIF Balanced	Vanguard® VIF Capital Growth
Net assets as of December 31, 2019	$94,280	$731,574	$909,794

Investment income (loss):
Dividend distributions	549	19,458	12,282
Investment Expenses:
Mortality and expense risk and administrative charges	(1,112)	(6,888)	(8,700)

Net investment income (loss)	(563)	12,570	3,582

Increase (decrease) in net assets from operations:
Capital gain distributions	—	23,730	26,149
Realized capital gain (loss) on investments	(10,721)	476	13,120
Change in unrealized appreciation (depreciation)	29,862	40,299	97,773

Net gain (loss) on investments	19,141	64,505	137,042

Net increase (decrease) in net assets from operations	18,578	77,075	140,624

Contract owner transactions:
Variable annuity deposits	6,600	134,644	34,910
Terminations, withdrawals and annuity payments	(4,976)	(3,548)	(124,353)
Transfers between subaccounts, net	32,051	(1,167)	77,164
Maintenance charges and mortality adjustments	(120)	(3)	(232)

Increase (decrease) in net assets from contract transactions	33,555	129,926	(12,511)

Total increase (decrease) in net assets	52,133	207,001	128,113

Net assets as of December 31, 2020	$146,413	$938,575	$1,037,907

Investment income (loss):
Dividend distributions	241	22,652	10,376
Investment Expenses:
Mortality and expense risk and administrative charges	(1,342)	(12,902)	(12,816)

Net investment income (loss)	(1,101)	9,750	(2,440)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	62,861	72,516
Realized capital gain (loss) on investments	15,976	35,245	78,506
Change in unrealized appreciation (depreciation)	7,443	178,540	57,875

Net gain (loss) on investments	23,419	276,646	208,897

Net increase (decrease) in net assets from operations	22,318	286,396	206,457

Contract owner transactions:
Variable annuity deposits	—	2,129,563	382,644
Terminations, withdrawals and annuity payments	(2,644)	(79,239)	(182,911)
Transfers between subaccounts, net	(41,017)	(121,377)	(132,275)
Maintenance charges and mortality adjustments	(240)	(1,082)	(736)

Increase (decrease) in net assets from contract transactions	(43,901)	1,927,865	66,722

Total increase (decrease) in net assets	(21,583)	2,214,261	273,179

Net assets as of December 31, 2021	$124,830	$3,152,836	$1,311,086

(b)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.
163

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Vanguard® VIF Conservative Allocation	Vanguard® VIF Diversified Value	Vanguard® VIF Equity Income
Net assets as of December 31, 2019	$1,349,658	$411,821	$1,094,241

Investment income (loss):
Dividend distributions	31,988	7,206	23,883
Investment Expenses:
Mortality and expense risk and administrative charges	(17,089)	(3,812)	(6,808)

Net investment income (loss)	14,899	3,394	17,075

Increase (decrease) in net assets from operations:
Capital gain distributions	19,640	46,616	29,808
Realized capital gain (loss) on investments	15,355	(72,756)	(26,276)
Change in unrealized appreciation (depreciation)	145,515	(3,737)	(41,810)

Net gain (loss) on investments	180,510	(29,877)	(38,278)

Net increase (decrease) in net assets from operations	195,409	(26,483)	(21,203)

Contract owner transactions:
Variable annuity deposits	74,199	—	185,407
Terminations, withdrawals and annuity payments	(13,005)	(1,175)	(58,683)
Transfers between subaccounts, net	1,117,973	(147,460)	(95,929)
Maintenance charges and mortality adjustments	(233)	(47)	(910)

Increase (decrease) in net assets from contract transactions	1,178,934	(148,682)	29,885

Total increase (decrease) in net assets	1,374,343	(175,165)	8,682

Net assets as of December 31, 2020	$2,724,001	$236,656	$1,102,923

Investment income (loss):
Dividend distributions	99,763	3,696	25,957
Investment Expenses:
Mortality and expense risk and administrative charges	(91,651)	(2,684)	(6,742)

Net investment income (loss)	8,112	1,012	19,215

Increase (decrease) in net assets from operations:
Capital gain distributions	222,581	5,083	23,968
Realized capital gain (loss) on investments	80,659	10,597	46,878
Change in unrealized appreciation (depreciation)	(30,614)	68,865	227,785

Net gain (loss) on investments	272,626	84,545	298,631

Net increase (decrease) in net assets from operations	280,738	85,557	317,846

Contract owner transactions:
Variable annuity deposits	2,127,150	149,971	376,845
Terminations, withdrawals and annuity payments	(817,863)	(831)	(299,991)
Transfers between subaccounts, net	2,566,060	355,841	348,991
Maintenance charges and mortality adjustments	(4,258)	(221)	(1,758)

Increase (decrease) in net assets from contract transactions	3,871,089	504,760	424,087

Total increase (decrease) in net assets	4,151,827	590,317	741,933

Net assets as of December 31, 2021	$6,875,828	$826,973	$1,844,856

The accompanying notes are an integral part of these financial statements.
164

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Vanguard® VIF Equity Index	Vanguard® VIF Global Bond Index	Vanguard® VIF Growth
Net assets as of December 31, 2019	$516,380	$—	$111,198

Investment income (loss):
Dividend distributions	9,811	72	423
Investment Expenses:
Mortality and expense risk and administrative charges	(3,346)	(50)	(2,305)

Net investment income (loss)	6,465	22	(1,882)

Increase (decrease) in net assets from operations:
Capital gain distributions	11,509	18	6,004
Realized capital gain (loss) on investments	3,971	2	4,099
Change in unrealized appreciation (depreciation)	123,665	672	47,062

Net gain (loss) on investments	139,145	692	57,165

Net increase (decrease) in net assets from operations	145,610	714	55,283

Contract owner transactions:
Variable annuity deposits	555,340	23,352	18,271
Terminations, withdrawals and annuity payments	(6,340)	(51)	(2,249)
Transfers between subaccounts, net	86,863	48,720	63,505
Maintenance charges and mortality adjustments	(282)	(33)	(35)

Increase (decrease) in net assets from contract transactions	635,581	71,988	79,492

Total increase (decrease) in net assets	781,191	72,702	134,775

Net assets as of December 31, 2020	$1,297,571	$72,702	$245,973

Investment income (loss):
Dividend distributions	38,041	7,857	192
Investment Expenses:
Mortality and expense risk and administrative charges	(12,014)	(1,041)	(5,498)

Net investment income (loss)	26,027	6,816	(5,306)

Increase (decrease) in net assets from operations:
Capital gain distributions	113,654	5,856	50,479
Realized capital gain (loss) on investments	48,302	(4,319)	3,379
Change in unrealized appreciation (depreciation)	713,219	(9,812)	54,901

Net gain (loss) on investments	875,175	(8,275)	108,759

Net increase (decrease) in net assets from operations	901,202	(1,459)	103,453

Contract owner transactions:
Variable annuity deposits	2,250,566	577,077	559,347
Terminations, withdrawals and annuity payments	(58,551)	(10,823)	(10,603)
Transfers between subaccounts, net	580,068	(35,171)	701,198
Maintenance charges and mortality adjustments	(1,883)	(404)	(841)

Increase (decrease) in net assets from contract transactions	2,770,200	530,679	1,249,101

Total increase (decrease) in net assets	3,671,402	529,220	1,352,554

Net assets as of December 31, 2021	$4,968,973	$601,922	$1,598,527

The accompanying notes are an integral part of these financial statements.
165

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Vanguard® VIF High Yield Bond	Vanguard® VIF International	Vanguard® VIF Mid-Cap Index
Net assets as of December 31, 2019	$941,573	$1,637,641	$914,575

Investment income (loss):
Dividend distributions	37,374	22,428	13,703
Investment Expenses:
Mortality and expense risk and administrative charges	(3,866)	(8,433)	(26,148)

Net investment income (loss)	33,508	13,995	(12,445)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	40,992	51,308
Realized capital gain (loss) on investments	(23,649)	18,814	33,196
Change in unrealized appreciation (depreciation)	15,957	894,103	631,640

Net gain (loss) on investments	(7,692)	953,909	716,144

Net increase (decrease) in net assets from operations	25,816	967,904	703,699

Contract owner transactions:
Variable annuity deposits	18,596	522,549	1,675,351
Terminations, withdrawals and annuity payments	(18,598)	(62,981)	(20,436)
Transfers between subaccounts, net	414,680	204,329	(528,411)
Maintenance charges and mortality adjustments	(604)	(1,146)	(295)

Increase (decrease) in net assets from contract transactions	414,074	662,751	1,126,209

Total increase (decrease) in net assets	439,890	1,630,655	1,829,908

Net assets as of December 31, 2020	$1,381,463	$3,268,296	$2,744,483

Investment income (loss):
Dividend distributions	59,355	10,743	38,745
Investment Expenses:
Mortality and expense risk and administrative charges	(3,819)	(14,079)	(44,490)

Net investment income (loss)	55,536	(3,336)	(5,745)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	270,129	231,225
Realized capital gain (loss) on investments	11,606	188,184	78,593
Change in unrealized appreciation (depreciation)	(30,572)	(637,588)	463,958

Net gain (loss) on investments	(18,966)	(179,275)	773,776

Net increase (decrease) in net assets from operations	36,570	(182,611)	768,031

Contract owner transactions:
Variable annuity deposits	419,338	1,735,396	1,044,376
Terminations, withdrawals and annuity payments	(114,823)	(138,810)	(144,935)
Transfers between subaccounts, net	(512,391)	1,004,303	417,648
Maintenance charges and mortality adjustments	(1,381)	(3,474)	(1,794)

Increase (decrease) in net assets from contract transactions	(209,257)	2,597,415	1,315,295

Total increase (decrease) in net assets	(172,687)	2,414,804	2,083,326

Net assets as of December 31, 2021	$1,208,776	$5,683,100	$4,827,809

The accompanying notes are an integral part of these financial statements.
166

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Vanguard® VIF Moderate Allocation	Vanguard® VIF Real Estate Index	Vanguard® VIF Short Term Investment Grade
Net assets as of December 31, 2019	$1,843,165	$172,402	$885,722

Investment income (loss):
Dividend distributions	43,592	1,843	40,764
Investment Expenses:
Mortality and expense risk and administrative charges	(41,090)	(1,047)	(6,009)

Net investment income (loss)	2,502	796	34,755

Increase (decrease) in net assets from operations:
Capital gain distributions	40,109	1,159	—
Realized capital gain (loss) on investments	14,347	9,243	2,485
Change in unrealized appreciation (depreciation)	688,202	(1,769)	62,852

Net gain (loss) on investments	742,658	8,633	65,337

Net increase (decrease) in net assets from operations	745,160	9,429	100,092

Contract owner transactions:
Variable annuity deposits	1,068,592	190,655	239,147
Terminations, withdrawals and annuity payments	(74,873)	(2,609)	(26,349)
Transfers between subaccounts, net	2,038,506	(96,800)	745,861
Maintenance charges and mortality adjustments	(6,094)	(34)	(2,278)

Increase (decrease) in net assets from contract transactions	3,026,131	91,212	956,381

Total increase (decrease) in net assets	3,771,291	100,641	1,056,473

Net assets as of December 31, 2020	$5,614,456	$273,043	$1,942,195

Investment income (loss):
Dividend distributions	86,911	8,029	55,066
Investment Expenses:
Mortality and expense risk and administrative charges	(50,418)	(2,919)	(14,475)

Net investment income (loss)	36,493	5,110	40,591

Increase (decrease) in net assets from operations:
Capital gain distributions	210,583	10,624	13,523
Realized capital gain (loss) on investments	259,739	1,824	(1,400)
Change in unrealized appreciation (depreciation)	(37,732)	208,431	(97,694)

Net gain (loss) on investments	432,590	220,879	(85,571)

Net increase (decrease) in net assets from operations	469,083	225,989	(44,980)

Contract owner transactions:
Variable annuity deposits	1,534,117	436,620	5,582,276
Terminations, withdrawals and annuity payments	(895,933)	(17,930)	(168,749)
Transfers between subaccounts, net	(844,338)	563,318	(1,476,258)
Maintenance charges and mortality adjustments	(8,376)	(593)	(4,585)

Increase (decrease) in net assets from contract transactions	(214,530)	981,415	3,932,684

Total increase (decrease) in net assets	254,553	1,207,404	3,887,704

Net assets as of December 31, 2021	$5,869,009	$1,480,447	$5,829,899

The accompanying notes are an integral part of these financial statements.
167

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Vanguard® VIF Small Company Growth (d)	Vanguard® VIF Total Bond Market Index	Vanguard® VIF Total International Stock Market Index
Net assets as of December 31, 2019	$160,749	$2,852,581	$303,348

Investment income (loss):
Dividend distributions	1,215	72,075	6,803
Investment Expenses:
Mortality and expense risk and administrative charges	(746)	(12,922)	(2,135)

Net investment income (loss)	469	59,153	4,668

Increase (decrease) in net assets from operations:
Capital gain distributions	17,563	—	1,922
Realized capital gain (loss) on investments	(239)	24,795	(1,073)
Change in unrealized appreciation (depreciation)	47,692	112,610	84,459

Net gain (loss) on investments	65,016	137,405	85,308

Net increase (decrease) in net assets from operations	65,485	196,558	89,976

Contract owner transactions:
Variable annuity deposits	40,492	609,449	286,934
Terminations, withdrawals and annuity payments	(1,585)	(58,356)	(36,438)
Transfers between subaccounts, net	29,849	779,565	211,323
Maintenance charges and mortality adjustments	(138)	(1,006)	(135)

Increase (decrease) in net assets from contract transactions	68,618	1,329,652	461,684

Total increase (decrease) in net assets	134,103	1,526,210	551,660

Net assets as of December 31, 2020	$294,852	$4,378,791	$855,008

Investment income (loss):
Dividend distributions	1,097	170,176	51,862
Investment Expenses:
Mortality and expense risk and administrative charges	(766)	(36,973)	(10,426)

Net investment income (loss)	331	133,203	41,436

Increase (decrease) in net assets from operations:
Capital gain distributions	14,031	68,241	24,697
Realized capital gain (loss) on investments	9,500	(34,983)	61,718
Change in unrealized appreciation (depreciation)	16,428	(316,060)	28,058

Net gain (loss) on investments	39,959	(282,802)	114,473

Net increase (decrease) in net assets from operations	40,290	(149,599)	155,909

Contract owner transactions:
Variable annuity deposits	14,285	5,308,902	3,265,226
Terminations, withdrawals and annuity payments	(4,667)	(732,821)	(231,515)
Transfers between subaccounts, net	(28,889)	2,727,237	1,349,747
Maintenance charges and mortality adjustments	(397)	(4,534)	(1,458)

Increase (decrease) in net assets from contract transactions	(19,668)	7,298,784	4,382,000

Total increase (decrease) in net assets	20,622	7,149,185	4,537,909

Net assets as of December 31, 2021	$315,474	$11,527,976	$5,392,917

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.
168

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Vanguard® VIF Total Stock Market Index	Victory RS Partners (d)	Victory RS Science and Technology
Net assets as of December 31, 2019	$1,623,787	$542,958	$1,238,664

Investment income (loss):
Dividend distributions	27,347	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(11,826)	(3,829)	(13,085)

Net investment income (loss)	15,521	(3,829)	(13,085)

Increase (decrease) in net assets from operations:
Capital gain distributions	52,759	7,405	114,945
Realized capital gain (loss) on investments	8,281	(18,212)	30,379
Change in unrealized appreciation (depreciation)	302,737	3,279	653,725

Net gain (loss) on investments	363,777	(7,528)	799,049

Net increase (decrease) in net assets from operations	379,298	(11,357)	785,964

Contract owner transactions:
Variable annuity deposits	475,055	1,634	36,532
Terminations, withdrawals and annuity payments	(21,601)	(32,862)	(64,443)
Transfers between subaccounts, net	608,391	(4,228)	43,205
Maintenance charges and mortality adjustments	(782)	(1,140)	(3,141)

Increase (decrease) in net assets from contract transactions	1,061,063	(36,596)	12,153

Total increase (decrease) in net assets	1,440,361	(47,953)	798,117

Net assets as of December 31, 2020	$3,064,148	$495,005	$2,036,781

Investment income (loss):
Dividend distributions	68,769	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(30,074)	(5,163)	(16,137)

Net investment income (loss)	38,695	(5,163)	(16,137)

Increase (decrease) in net assets from operations:
Capital gain distributions	295,095	80,996	203,652
Realized capital gain (loss) on investments	140,767	4,295	198,957
Change in unrealized appreciation (depreciation)	1,532,819	58,518	(558,777)

Net gain (loss) on investments	1,968,681	143,809	(156,168)

Net increase (decrease) in net assets from operations	2,007,376	138,646	(172,305)

Contract owner transactions:
Variable annuity deposits	10,585,296	1,466	45,143
Terminations, withdrawals and annuity payments	(429,439)	(46,290)	(351,220)
Transfers between subaccounts, net	1,570,402	(15,519)	(142,545)
Maintenance charges and mortality adjustments	(3,870)	(1,232)	(3,066)

Increase (decrease) in net assets from contract transactions	11,722,389	(61,575)	(451,688)

Total increase (decrease) in net assets	13,729,765	77,071	(623,993)

Net assets as of December 31, 2021	$16,793,913	$572,076	$1,412,788

(d)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.
169

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Victory RS Value	Virtus Ceredex Mid Cap Value Equity	Virtus Duff & Phelps Real Estate Securities Series
Net assets as of December 31, 2019	$2,478,079	$443,713	$102,826

Investment income (loss):
Dividend distributions	—	2,148	2,900
Investment Expenses:
Mortality and expense risk and administrative charges	(16,214)	(2,687)	(3,099)

Net investment income (loss)	(16,214)	(539)	(199)

Increase (decrease) in net assets from operations:
Capital gain distributions	34,856	5,108	4,795
Realized capital gain (loss) on investments	(207,417)	(43,044)	(45,789)
Change in unrealized appreciation (depreciation)	(13,957)	(9,358)	22,865

Net gain (loss) on investments	(186,518)	(47,294)	(18,129)

Net increase (decrease) in net assets from operations	(202,732)	(47,833)	(18,328)

Contract owner transactions:
Variable annuity deposits	49,387	18,048	139,357
Terminations, withdrawals and annuity payments	(167,140)	(9,965)	(10,747)
Transfers between subaccounts, net	(337,052)	(93,245)	107,999
Maintenance charges and mortality adjustments	(6,777)	(1,242)	(26)

Increase (decrease) in net assets from contract transactions	(461,582)	(86,404)	236,583

Total increase (decrease) in net assets	(664,314)	(134,237)	218,255

Net assets as of December 31, 2020	$1,813,765	$309,476	$321,081

Investment income (loss):
Dividend distributions	8,480	—	2,658
Investment Expenses:
Mortality and expense risk and administrative charges	(17,751)	(3,087)	(2,958)

Net investment income (loss)	(9,271)	(3,087)	(300)

Increase (decrease) in net assets from operations:
Capital gain distributions	234,933	50,477	6,991
Realized capital gain (loss) on investments	16,833	15,383	30,925
Change in unrealized appreciation (depreciation)	207,892	21,735	120,919

Net gain (loss) on investments	459,658	87,595	158,835

Net increase (decrease) in net assets from operations	450,387	84,508	158,535

Contract owner transactions:
Variable annuity deposits	36,832	13,247	86,661
Terminations, withdrawals and annuity payments	(203,734)	(87,670)	(21,492)
Transfers between subaccounts, net	(124,009)	5,473	(109,885)
Maintenance charges and mortality adjustments	(7,253)	(1,415)	(101)

Increase (decrease) in net assets from contract transactions	(298,164)	(70,365)	(44,817)

Total increase (decrease) in net assets	152,223	14,143	113,718

Net assets as of December 31, 2021	$1,965,988	$323,619	$434,799

The accompanying notes are an integral part of these financial statements.
170

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Virtus KAR Small- Cap Growth Series	Virtus Newfleet Multi-Sector Intermediate Bond Series	Virtus SGA International Growth Series
Net assets as of December 31, 2019	$1,162,475	$608,302	$728,469

Investment income (loss):
Dividend distributions	—	18,518	—
Investment Expenses:
Mortality and expense risk and administrative charges	(9,161)	(2,338)	(2,392)

Net investment income (loss)	(9,161)	16,180	(2,392)

Increase (decrease) in net assets from operations:
Capital gain distributions	165,347	—	10,769
Realized capital gain (loss) on investments	17,577	(1,377)	(1,819)
Change in unrealized appreciation (depreciation)	208,612	17,179	151,213

Net gain (loss) on investments	391,536	15,802	160,163

Net increase (decrease) in net assets from operations	382,375	31,982	157,771

Contract owner transactions:
Variable annuity deposits	169,041	—	584
Terminations, withdrawals and annuity payments	(166,579)	(636)	(20,222)
Transfers between subaccounts, net	(95,698)	(57,228)	(16,372)
Maintenance charges and mortality adjustments	(738)	—	(332)

Increase (decrease) in net assets from contract transactions	(93,974)	(57,864)	(36,342)

Total increase (decrease) in net assets	288,401	(25,882)	121,429

Net assets as of December 31, 2020	$1,450,876	$582,420	$849,898

Investment income (loss):
Dividend distributions	—	3,254	—
Investment Expenses:
Mortality and expense risk and administrative charges	(11,468)	(864)	(1,638)

Net investment income (loss)	(11,468)	2,390	(1,638)

Increase (decrease) in net assets from operations:
Capital gain distributions	230,564	—	46,272
Realized capital gain (loss) on investments	72,715	4,034	75,029
Change in unrealized appreciation (depreciation)	(217,008)	(9,632)	(84,171)

Net gain (loss) on investments	86,271	(5,598)	37,130

Net increase (decrease) in net assets from operations	74,803	(3,208)	35,492

Contract owner transactions:
Variable annuity deposits	407,673	94,605	31,498
Terminations, withdrawals and annuity payments	(202,212)	—	(53,140)
Transfers between subaccounts, net	(105,025)	(554,033)	(304,312)
Maintenance charges and mortality adjustments	(1,407)	(84)	(714)

Increase (decrease) in net assets from contract transactions	99,029	(459,512)	(326,668)

Total increase (decrease) in net assets	173,832	(462,720)	(291,176)

Net assets as of December 31, 2021	$1,624,708	$119,700	$558,722

The accompanying notes are an integral part of these financial statements.
171

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	Virtus Strategic Allocation Series	Voya MidCap Opportunities Portfolio	VY Clarion Global Real Estate Portfolio
Net assets as of December 31, 2019	$75,964	$11,803	$108,611

Investment income (loss):
Dividend distributions	686	—	5,368
Investment Expenses:
Mortality and expense risk and administrative charges	(1,240)	(422)	(700)

Net investment income (loss)	(554)	(422)	4,668

Increase (decrease) in net assets from operations:
Capital gain distributions	3,259	3,026	8,167
Realized capital gain (loss) on investments	2,222	18,310	(58)
Change in unrealized appreciation (depreciation)	22,910	5,584	(18,239)

Net gain (loss) on investments	28,391	26,920	(10,130)

Net increase (decrease) in net assets from operations	27,837	26,498	(5,462)

Contract owner transactions:
Variable annuity deposits	23,933	39,297	—
Terminations, withdrawals and annuity payments	(526)	(490)	(1,733)
Transfers between subaccounts, net	(8,830)	(22,883)	5,486
Maintenance charges and mortality adjustments	—	—	(10)

Increase (decrease) in net assets from contract transactions	14,577	15,924	3,743

Total increase (decrease) in net assets	42,414	42,422	(1,719)

Net assets as of December 31, 2020	$118,378	$54,225	$106,892

Investment income (loss):
Dividend distributions	776	—	3,273
Investment Expenses:
Mortality and expense risk and administrative charges	(2,395)	(384)	(802)

Net investment income (loss)	(1,619)	(384)	2,471

Increase (decrease) in net assets from operations:
Capital gain distributions	21,577	23,821	—
Realized capital gain (loss) on investments	1,516	(13)	3,569
Change in unrealized appreciation (depreciation)	(10,327)	(9,757)	29,212

Net gain (loss) on investments	12,766	14,051	32,781

Net increase (decrease) in net assets from operations	11,147	13,667	35,252

Contract owner transactions:
Variable annuity deposits	69,586	64,942	109,833
Terminations, withdrawals and annuity payments	(1,064)	(1,456)	(14,444)
Transfers between subaccounts, net	95,672	112,609	(41,445)
Maintenance charges and mortality adjustments	(35)	(54)	(27)

Increase (decrease) in net assets from contract transactions	164,159	176,041	53,917

Total increase (decrease) in net assets	175,306	189,708	89,169

Net assets as of December 31, 2021	$293,684	$243,933	$196,061

The accompanying notes are an integral part of these financial statements.
172

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2021 and 2020, Except as Noted

	VY Clarion Real Estate Portfolio	Western Asset Variable Global High Yield Bond
Net assets as of December 31, 2019	$—	$4,169,164

Investment income (loss):
Dividend distributions	—	73,516
Investment Expenses:
Mortality and expense risk and administrative charges	—	(30,589)

Net investment income (loss)	—	42,927

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—
Realized capital gain (loss) on investments	—	(390,561)
Change in unrealized appreciation (depreciation)	—	230,167

Net gain (loss) on investments	—	(160,394)

Net increase (decrease) in net assets from operations	—	(117,467)

Contract owner transactions:
Variable annuity deposits	—	58,062
Terminations, withdrawals and annuity payments	—	(351,207)
Transfers between subaccounts, net	—	(1,608,936)
Maintenance charges and mortality adjustments	—	(12,894)

Increase (decrease) in net assets from contract transactions	—	(1,914,975)

Total increase (decrease) in net assets	—	(2,032,442)

Net assets as of December 31, 2020	$—	$2,136,722

Investment income (loss):
Dividend distributions	365	83,275
Investment Expenses:
Mortality and expense risk and administrative charges	(431)	(29,726)

Net investment income (loss)	(66)	53,549

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—
Realized capital gain (loss) on investments	331	34,677
Change in unrealized appreciation (depreciation)	75,630	(105,263)

Net gain (loss) on investments	75,961	(70,586)

Net increase (decrease) in net assets from operations	75,895	(17,037)

Contract owner transactions:
Variable annuity deposits	—	87,336
Terminations, withdrawals and annuity payments	(3,315)	(377,843)
Transfers between subaccounts, net	527,382	240,929
Maintenance charges and mortality adjustments	(157)	(12,623)

Increase (decrease) in net assets from contract transactions	523,910	(62,201)

Total increase (decrease) in net assets	599,805	(79,238)

Net assets as of December 31, 2021	$599,805	$2,057,484

The accompanying notes are an integral part of these financial statements.
173

SBL Variable Annuity Account XIV

Notes to Financial Statements

December 31, 2021

1. Organization and Significant Accounting Policies

SBL Variable Annuity Account XIV (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for AdvanceDesigns, AdvisorDesigns, EliteDesigns, EliteDesigns II and SecureDesigns are allocated to one or more of the subaccounts that comprise the Account. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
7Twelve Balanced Portfolio	Class 3	7Twelve Advisors, LLC	—
AB VPS Dynamic Asset Allocation	B	AllianceBernstein LP	—
AB VPS Global Thematic Growth	B	AllianceBernstein LP	—
AB VPS Growth and Income	B	AllianceBernstein LP	—
AB VPS Small/Mid Cap Value	B	AllianceBernstein LP	—
AFIS Capital World Growth and Income	Class 4	Capital Research and Management Company	—
AFIS U.S. Government Securities	Class 4	Capital Research and Management Company	—
AFIS Washington Mutual Investors	Class 4	Capital Research and Management Company	—
Alger Capital Appreciation	S	Fred Alger Management, LLC	—
Alger Large Cap Growth	S	Fred Alger Management, LLC	—
Allspring Growth	A	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring International Equity VT	2	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring Large Cap Core	A	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring Omega Growth VT	2	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring Opportunity	A	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring Opportunity VT	2	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring Small Company Value	A	Allspring Funds Management LLC	Allspring Global Investments, LLC
ALPS/Alerian Energy Infrastructure	Class III	ALPS Advisors Inc	—
American Century Diversified Bond	A	American Century Investment Management, Inc	—
American Century Equity Income	A	American Century Investment Management, Inc	—
American Century Heritage	A	American Century Investment Management, Inc	—
American Century International Bond	A	American Century Investment Management, Inc	—
American Century International Growth	A	American Century Investment Management, Inc	—
American Century Select	A	American Century Investment Management, Inc	—
American Century Strategic Allocation: Aggressive	A	American Century Investment Management, Inc	—
American Century Strategic Allocation: Conservative	A	American Century Investment Management, Inc	—
American Century Strategic Allocation: Moderate	A	American Century Investment Management, Inc	—
American Century Ultra®	A	American Century Investment Management, Inc	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
American Century VP Disciplined Core Value	II	American Century Investment Management, Inc	—
American Century VP Inflation Protection	II	American Century Investment Management, Inc	—
American Century VP International	II	American Century Investment Management, Inc	—
American Century VP Mid Cap Value	II	American Century Investment Management, Inc	—
American Century VP Ultra®	II	American Century Investment Management, Inc	—
American Century VP Value	II	American Century Investment Management, Inc	—
American Funds IS® Asset Allocation	Class 4	Capital Research and Management Company	—
American Funds IS® Capital World Bond	Class 4	Capital Research and Management Company	—
American Funds IS® Global Growth	Class 4	Capital Research and Management Company	—
American Funds IS® Global Small Capitalization	Class 4	Capital Research and Management Company	—
American Funds IS® Growth	Class 4	Capital Research and Management Company	—
American Funds IS® Growth-Income	Class 4	Capital Research and Management Company	—
American Funds IS® International	Class 4	Capital Research and Management Company	—
American Funds IS® International Growth and Income	Class 4	Capital Research and Management Company	—
American Funds IS® Mortgage	Class 4	Capital Research and Management Company	—
American Funds IS® New World	Class 4	Capital Research and Management Company	—
AMG River Road Mid Cap Value	N	AMG Funds LLC	River Road Asset Management, LLC
Ariel®	—	Ariel Investments, LLC	—
Baron Asset	Retail	BAMCO Inc	—
BlackRock Advantage Large Cap Core V.I.	Class 3	BlackRock Advisors LLC	—
BlackRock Advantage Small Cap Growth	A	BlackRock Advisors LLC	—
BlackRock Basic Value V.I.	Class 3	BlackRock Advisors LLC	—
BlackRock Capital Appreciation V.I.	Class 3	BlackRock Advisors LLC	—
BlackRock Equity Dividend	A	BlackRock Advisors LLC	—
BlackRock Equity Dividend V.I.	Class 3	BlackRock Advisors LLC	—
BlackRock Global Allocation	A	BlackRock Advisors LLC	BlackRock (Singapore) Ltd
BlackRock Global Allocation V.I.	Class 3	BlackRock Advisors LLC	BlackRock (Singapore) Ltd
BlackRock High Yield V.I.	Class 3	BlackRock Advisors LLC	BlackRock International Ltd
BlackRock International Dividend	A	BlackRock Advisors LLC	BlackRock International Ltd
BlackRock Large Cap Focus Growth V.I.	Class 3	BlackRock Advisors LLC	—
BNY Mellon Appreciation	Investor	BNY Mellon Investment Adviser, Inc	Fayez Sarofim & Company
BNY Mellon Dynamic Value	A	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
BNY Mellon IP MidCap Stock	Service	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
BNY Mellon IP Small Cap Stock Index	Service	BNY Mellon Investment Adviser, Inc	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
BNY Mellon IP Technology Growth	Service	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
BNY Mellon Opportunistic Midcap Value	A	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
BNY Mellon Stock Index	Service	BNY Mellon Investment Adviser, Inc	Mellon Investments Corporation
BNY Mellon VIF Appreciation	Service	BNY Mellon Investment Adviser, Inc	Fayez Sarofim & Company
Calamos® Growth	A	Calamos Advisors LLC	—
Calamos® Growth and Income	A	Calamos Advisors LLC	—
Calamos® High Income Opportunities	A	Calamos Advisors LLC	—
ClearBridge Small Cap Growth	A	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Aggressive Growth	Class II	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Small Cap Growth	Class I	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
Delaware Ivy Asset Strategy	A	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Delaware Ivy VIP Asset Strategy	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Delaware Ivy VIP Balanced	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Delaware Ivy VIP Core Equity	Class II	Delaware Management Company	—
Delaware Ivy VIP Energy	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Macquarie Investment Management Global Limited
Delaware Ivy VIP Global Bond	Class II	Delaware Management Company	—
Delaware Ivy VIP Global Equity Income	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited
Delaware Ivy VIP Global Growth	Class II	Delaware Management Company	—
Delaware Ivy VIP Growth	Class II	Delaware Management Company	—
Delaware Ivy VIP High Income	Class II	Delaware Management Company	Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Delaware Ivy VIP International Core Equity	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited
Delaware Ivy VIP Limited-Term Bond	Class II	Delaware Management Company	Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Delaware Ivy VIP Mid Cap Growth	Class II	Delaware Management Company	—
Delaware Ivy VIP Natural Resources	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited
Delaware Ivy VIP Science And Technology	Class II	Delaware Management Company	—
Delaware Ivy VIP Securian Real Estate Securities	Class II	Delaware Management Company	Securian Asset Management, Inc.
Delaware Ivy VIP Small Cap Growth	Class II	Delaware Management Company	—
Delaware Ivy VIP Smid Cap Core	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited
Delaware Ivy VIP Value	Class II	Delaware Management Company	—
Dimensional VA Equity Allocation	Institutional	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Dimensional VA Global Bond Portfolio	—	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA Global Moderate Allocation	Institutional	Dimensional Fund Advisors LP	—
Dimensional VA International Small Portfolio	—	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA International Value Portfolio	—	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA Short-Term Fixed Portfolio	—	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA U.S. Large Value Portfolio	—	Dimensional Fund Advisors LP	—
Dimensional VA U.S. Targeted Value Portfolio	—	Dimensional Fund Advisors LP	—
Donoghue Forlines Dividend VIT Fund	1	Donoghue Forlines, LLC	—
Donoghue Forlines Momentum VIT Fund	1	Donoghue Forlines, LLC	—
DWS Capital Growth VIP	B	DWS Investment Management Americas, Inc	—
DWS Core Equity VIP	B	DWS Investment Management Americas, Inc	—
DWS CROCI® U.S. VIP	B	DWS Investment Management Americas, Inc	—
DWS Global Small Cap VIP	B	DWS Investment Management Americas, Inc	—
DWS High Income VIP	B	DWS Investment Management Americas, Inc	—
DWS International Growth VIP	B	DWS Investment Management Americas, Inc	—
DWS Small Mid Cap Value VIP	B	DWS Investment Management Americas, Inc	—
Eaton Vance VT Floating—Rate Income—		Eaton Vance Management	—
Federated Hermes Corporate Bond	A	Federated Investment Management Company	—
Federated Hermes Fund for U.S. Government Securities II	Primary	Federated Investment Management Company	—
Federated Hermes High Income Bond II	Service	Federated Investment Management Company	—
Fidelity® Advisor Dividend Growth	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor International Capital Appreciation	M	Fidelity Management & Research Company LLC

FMR Investment Management (UK) Ltd

Fidelity Management & Research (Japan) Ltd

FIL Investments (Japan) Ltd

Fil Investment Advisors

FIL Investment Advisors (UK) Ltd

Fidelity Management & Research (UK) Ltd

Fidelity® Advisor Leveraged Company Stock	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Fidelity Management & Research (HK) Ltd
Fidelity® Advisor New Insights	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor Real Estate	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor Stock Selector Mid Cap	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor Value Strategies	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Balanced	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Contrafund	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Disciplined Small Cap	Service Class 2	Fidelity Management & Research Company LLC	Geode Capital Management, LLC
Fidelity® VIP Emerging Markets	Service Class 2	Fidelity Management & Research Company LLC

FMR Investment Management (UK) Ltd

Fidelity Management & Research (Japan) Ltd

FIL Investments (Japan) Ltd

Fil Investment Advisors

FIL Investment Advisors (UK) Ltd

Fidelity Management & Research (UK) Ltd

Fidelity® VIP Equity-Income	Service Class 2	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® VIP Growth & Income	Service Class 2	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® VIP Growth Opportunities	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP High Income	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Index 500	Service Class 2	Fidelity Management & Research Company LLC	Geode Capital Management, LLC
Fidelity® VIP Investment Grade Bond	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Mid Cap	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Overseas	Service Class 2	Fidelity Management & Research Company LLC

FMR Investment Management (UK) Ltd

Fidelity Management & Research (Japan) Ltd

FIL Investments (Japan) Ltd

Fil Investment Advisors

Fidelity Management & Research (HK) Ltd

FIL Investment Advisors (UK) Ltd

Fidelity® VIP Real Estate	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Strategic Income	Service Class 2	Fidelity Management & Research Company LLC

FMR Investment Management (UK) Ltd

Fidelity Management & Research (Japan) Ltd

FIL Investments (Japan) Ltd

Fil Investment Advisors

FIL Investment Advisors (UK) Ltd

Fidelity Management & Research (UK) Ltd

Franklin Allocation VIP Fund	Class 4	Franklin Advisers, Inc	Templeton Global Advisors Ltd Franklin Templeton Institutional, LLC
Franklin DynaTech VIP	Class 2	Franklin Advisers, Inc	—
Franklin Growth and Income VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Income VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Large Cap Growth VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Mutual Global Discovery VIP Fund	Class 2	Franklin Mutual Advisers, LLC	—
Franklin Mutual Shares VIP Fund	Class 2	Franklin Mutual Advisers, LLC	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Franklin Rising Dividends VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Small Cap Value VIP Fund	Class 2	Franklin Mutual Advisers, LLC	—
Franklin Small-Mid Cap Growth VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Strategic Income VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin U.S. Government Securities VIP Fund	Class 2	Franklin Advisers, Inc	—
Goldman Sachs Emerging Markets Equity	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs Government Income	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Growth Opportunities	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT High Quality Floating Rate	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT International Equity Insights	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Large Cap Value	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Mid Cap Value	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Small Cap Equity Insights	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Strategic Growth	Service	Goldman Sachs Asset Management, LP	—
Guggenheim Alpha Opportunity	A	Security Investors, LLC	—
Guggenheim Core Bond	A	Security Investors, LLC	—
Guggenheim Floating Rate Strategies	A	Guggenheim Partners Investment Mgmt LLC	—
Guggenheim High Yield	A	Security Investors, LLC	—
Guggenheim Large Cap Value	A	Security Investors, LLC	—
Guggenheim Long Short Equity	P	Security Investors, LLC	—
Guggenheim Macro Opportunities	A	Guggenheim Partners Investment Mgmt LLC	—
Guggenheim Managed Futures Strategy	P	Security Investors, LLC	—
Guggenheim Multi-Hedge Strategies	P	Security Investors, LLC	—
Guggenheim Small Cap Value	A	Security Investors, LLC	—
Guggenheim SMid Cap Value	A	Security Investors, LLC	—
Guggenheim StylePlus Large Core	A	Security Investors, LLC	—
Guggenheim StylePlus Mid Growth	A	Security Investors, LLC	—
Guggenheim Total Return Bond	A	Guggenheim Partners Investment Mgmt LLC	—
Guggenheim VIF All Cap Value	-	Security Investors, LLC	—
Guggenheim VIF Alpha Opportunity	-	Security Investors, LLC	—
Guggenheim VIF Floating Rate Strategies	-	Guggenheim Partners Investment Mgmt LLC	—
Guggenheim VIF Global Managed Futures Strategy	-	Security Investors, LLC	—
Guggenheim VIF High Yield	-	Security Investors, LLC	—
Guggenheim VIF Large Cap Value	-	Security Investors, LLC	—
Guggenheim VIF Long Short Equity	-	Security Investors, LLC	—
Guggenheim VIF Managed Asset Allocation	-	Security Investors, LLC	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Guggenheim VIF Multi-Hedge Strategies	—	Security Investors, LLC	—
Guggenheim VIF Small Cap Value	—	Security Investors, LLC	—
Guggenheim VIF SMid Cap Value	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Large Core	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Large Growth	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Mid Growth	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Small Growth	—	Security Investors, LLC	—
Guggenheim VIF Total Return Bond	—	Security Investors, LLC	—
Guggenheim VIF World Equity Income	—	Security Investors, LLC	—
Guggenheim World Equity Income	A	Security Investors, LLC	—
Invesco American Franchise	A	Invesco Advisers, Inc	—
Invesco Comstock	A	Invesco Advisers, Inc	—
Invesco Developing Markets	Class A	Invesco Advisers, Inc	—
Invesco Discovery	Class A	Invesco Advisers, Inc	—
Invesco Discovery Mid Cap Growth	A	Invesco Advisers, Inc	—
Invesco Energy	A	Invesco Advisers, Inc	—
Invesco Equity and Income	A	Invesco Advisers, Inc	—
Invesco Global	Class A	Invesco Advisers, Inc	—
Invesco Gold & Special Minerals	A	Invesco Advisers, Inc	—
Invesco Main Street Mid Cap	A	Invesco Advisers, Inc	—
Invesco Oppenheimer V.I. International Growth Fund	Series II	Invesco Advisers, Inc	—
Invesco Small Cap Growth	A	Invesco Advisers, Inc	—
Invesco Technology	A	Invesco Advisers, Inc	—
Invesco V.I. American Franchise	Series I	Invesco Advisers, Inc	—
Invesco V.I. American Franchise	Series II	Invesco Advisers, Inc	—
Invesco V.I. American Value	Series II	Invesco Advisers, Inc	—
Invesco V.I. Balanced-Risk Allocation	Series II	Invesco Advisers, Inc	—
Invesco V.I. Comstock	Series II	Invesco Advisers, Inc	—
Invesco V.I. Core Bond	Series II	Invesco Advisers, Inc	—
Invesco V.I. Core Equity	Series II	Invesco Advisers, Inc	—
Invesco V.I. Discovery Mid Cap Growth	Series II	Invesco Advisers, Inc	—
Invesco V.I. Equity and Income	Series II	Invesco Advisers, Inc	—
Invesco V.I. Global	Series II	Invesco Advisers, Inc	—
Invesco V.I. Global Core Equity	Series II	Invesco Advisers, Inc	Invesco Canada Ltd
Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc	Invesco Asset Management Ltd
Invesco V.I. Global Real Estate	Series II	Invesco Advisers, Inc	Invesco Asset Management Ltd

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Invesco V.I. Global Strategic Income	Series II	Invesco Advisers, Inc	—
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	—
Invesco V.I. Government Securities	Series II	Invesco Advisers, Inc	—
Invesco V.I. Growth and Income	Series II	Invesco Advisers, Inc	—
Invesco V.I. Health Care	Series I	Invesco Advisers, Inc	—
Invesco V.I. Health Care	Series II	Invesco Advisers, Inc	—
Invesco V.I. High Yield	Series II	Invesco Advisers, Inc	—
Invesco V.I. International Growth	Series II	Invesco Advisers, Inc	—
Invesco V.I. Main Street Mid Cap Fund®	Series II	Invesco Advisers, Inc	—
Invesco V.I. Main Street Small Cap Fund®	Series II	Invesco Advisers, Inc	—
Invesco V.I. Managed Volatility	Series II	Invesco Advisers, Inc	—
Invesco V.I. S&P 500 Index	Series II	Invesco Advisers, Inc	Invesco Capital Management LLC
Invesco V.I. Small Cap Equity	Series II	Invesco Advisers, Inc	—
Invesco V.I. Value Opportunities	Series II	Invesco Advisers, Inc	—
Invesco Value Opportunities	A	Invesco Advisers, Inc	—
Janus Henderson Mid Cap Value	S	Janus Capital Management LLC	—
Janus Henderson Overseas	S	Janus Capital Management LLC	—
Janus Henderson U.S. Managed Volatility	S	Janus Capital Management LLC	INTECH Investment Management LLC
Janus Henderson VIT Enterprise	Service	Janus Capital Management LLC	—
Janus Henderson VIT Forty	Service	Janus Capital Management LLC	—
Janus Henderson VIT Mid Cap Value	Service	Janus Capital Management LLC	—
Janus Henderson VIT Overseas	Service	Janus Capital Management LLC	—
Janus Henderson VIT Research	Service	Janus Capital Management LLC	—
JPMorgan Insurance Trust Core Bond Portfolio	Class 2	J.P. Morgan Investment Management, Inc	—
JPMorgan Insurance Trust Small Cap Core Portfolio	Class 2	J.P. Morgan Investment Management, Inc	—
JPMorgan Insurance Trust US Equity Portfolio	Class 2	J.P. Morgan Investment Management, Inc	—
LHA Tactical Beta Variable Series Fund	II	-	—
Lord Abbett Series Bond-Debenture VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Developing Growth VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Dividend Growth VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Fundamental Equity VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Growth and Income VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Growth Opportunities VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Mid Cap Stock VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Total Return VC	VC	Lord, Abbett & Co LLC	—
MFS® VIT Emerging Markets Equity	Service	Massachusetts Financial Services Company	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
MFS® VIT Global Tactical Allocation	Service	Massachusetts Financial Services Company	—
MFS® VIT High Yield	Service	Massachusetts Financial Services Company	—
MFS® VIT II MA Investors Growth Stock	Service	Massachusetts Financial Services Company	—
MFS® VIT II Research International	Service	Massachusetts Financial Services Company	—
MFS® VIT International Intrinsic Value	Service	Massachusetts Financial Services Company	—
MFS® VIT Investors Trust	Service	Massachusetts Financial Services Company	—
MFS® VIT New Discovery	Service	Massachusetts Financial Services Company	—
MFS® VIT Research	Service	Massachusetts Financial Services Company	—
MFS® VIT Total Return	Service	Massachusetts Financial Services Company	—
MFS® VIT Total Return Bond	Service	Massachusetts Financial Services Company	—
MFS® VIT Utilities	Service	Massachusetts Financial Services Company	—
Morgan Stanley VIF Emerging Markets Debt	II	Morgan Stanley Investment Management, Inc	Morgan Stanley Investment Management Ltd
Morgan Stanley VIF Emerging Markets Equity	II	Morgan Stanley Investment Management, Inc	Morgan Stanley Investment Management Co
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Balanced ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Conservative ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Neuberger Berman AMT Sustainable Equity	I	Neuberger Berman Investment Advisers LLC	—
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	—
Neuberger Berman Core Bond	A	Neuberger Berman Investment Advisers LLC	—
Neuberger Berman Large Cap Value	Advisor	Neuberger Berman Investment Advisers LLC	—
Neuberger Berman Sustainable Equity	Trust	Neuberger Berman Investment Advisers LLC	—
North Square Oak Ridge Small Cap Growth	A	Northern Trust Investments Inc	NSI Retail Advisors, LLC
Northern Global Tactical Asset Allocation	A	Northern Trust Investments Inc	—
Northern Large Cap Core	—	Northern Trust Investments Inc	—
Northern Large Cap Value	—	Northern Trust Investments Inc	—
PGIM Focused Growth	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison 20/20 Focus	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Mid-Cap Growth	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Natural Resources	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Small Company	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Quant Solutions Small-Cap Value	A	PGIM Investments LLC	PGIM Quantitative Solutions LLC

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
PIMCO All Asset	R	Pacific Investment Management Company, LLC	Research Affiliates LLC
PIMCO CommodityRealReturn Strategy	A	Pacific Investment Management Company, LLC	—
PIMCO Emerging Markets Bond	A	Pacific Investment Management Company, LLC	—
PIMCO High Yield	A	Pacific Investment Management Company, LLC	—
PIMCO International Bond (U.S. Dollar-Hedged)	R	Pacific Investment Management Company, LLC	—
PIMCO Low Duration	R	Pacific Investment Management Company, LLC	—
PIMCO Real Return	R	Pacific Investment Management Company, LLC	—
PIMCO StocksPLUS® Small Fund	A	Pacific Investment Management Company, LLC	—
PIMCO Total Return	R	Pacific Investment Management Company, LLC	—
PIMCO VIT All Asset	Administrative	Pacific Investment Management Company, LLC	Research Affiliates LLC
PIMCO VIT All Asset	Advisor	Pacific Investment Management Company, LLC	Research Affiliates LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT CommodityRealReturn Strategy	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Emerging Markets Bond	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Global Managed Asset Allocation	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT High Yield	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT International Bond Portfolio (Unhedged)	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Low Duration	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Low Duration	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Real Return	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Short-Term	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Total Return	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Total Return	Advisor	Pacific Investment Management Company, LLC	—
Pioneer Bond VCT	II	Amundi Asset Management US, Inc	—
Pioneer Equity Income VCT	II	Amundi Asset Management US, Inc	—
Pioneer High Yield VCT	II	Amundi Asset Management US, Inc	—
Pioneer Real Estate Shares VCT	II	Amundi Asset Management US, Inc	—
Pioneer Strategic Income	A	Amundi Asset Management US, Inc	—
Pioneer Strategic Income VCT	II	Amundi Asset Management US, Inc	—
Probabilities Fund	Class 2	Probabilities Fund Management, LLC	—
Putnam VT Diversified Income	IB	Putnam Investment Management, LLC	Putnam Investments Ltd

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Putnam VT Global Asset Allocation	IB	Putnam Investment Management, LLC	Putnam Advisory Company, LLC Putnam Investments Ltd
Putnam VT Growth Opportunities	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT High Yield	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Income	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Large Cap Value	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Multi-Asset Absolute Return	IB	Putnam Investment Management, LLC	Putnam Advisory Company, LLC Putnam Investments Ltd
Putnam VT Multi-Cap Core	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Small Cap Growth	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Small Cap Value	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Redwood Managed Volatility	Class N	Redwood Investment Management, LLC	—
Royce Micro-Cap	Investment	Royce & Associates, LP	—
Royce Opportunity	Service	Royce & Associates, LP	—
Royce Small-Cap Value	Service	Royce & Associates, LP	—
Rydex VIF Banking	—	Security Investors, LLC	—
Rydex VIF Basic Materials	—	Security Investors, LLC	—
Rydex VIF Biotechnology	—	Security Investors, LLC	—
Rydex VIF Commodities Strategy	—	Security Investors, LLC	—
Rydex VIF Consumer Products	—	Security Investors, LLC	—
Rydex VIF Dow 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Electronics	—	Security Investors, LLC	—
Rydex VIF Energy	—	Security Investors, LLC	—
Rydex VIF Energy Services	—	Security Investors, LLC	—
Rydex VIF Europe 1.25x Strategy	—	Security Investors, LLC	—
Rydex VIF Financial Services	—	Security Investors, LLC	—
Rydex VIF Government Long Bond 1.2x Strategy	—	Security Investors, LLC	—
Rydex VIF Health Care	—	Security Investors, LLC	—
Rydex VIF High Yield Strategy	—	Security Investors, LLC	—
Rydex VIF Internet	—	Security Investors, LLC	—
Rydex VIF Inverse Dow 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse Government Long Bond Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse Mid-Cap Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse NASDAQ-100® Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse Russell 2000® Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse S&P 500 Strategy	—	Security Investors, LLC	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Rydex VIF Japan 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Leisure	—	Security Investors, LLC	—
Rydex VIF Mid-Cap 1.5x Strategy	—	Security Investors, LLC	—
Rydex VIF Money Market	—	Security Investors, LLC	—
Rydex VIF NASDAQ-100®	—	Security Investors, LLC	—
Rydex VIF NASDAQ-100® 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Nova	—	Security Investors, LLC	—
Rydex VIF Precious Metals	—	Security Investors, LLC	—
Rydex VIF Real Estate	—	Security Investors, LLC	—
Rydex VIF Retailing	—	Security Investors, LLC	—
Rydex VIF Russell 2000® 1.5x Strategy	—	Security Investors, LLC	—
Rydex VIF Russell 2000® 2x Strategy	—	Security Investors, LLC	—
Rydex VIF S&P 500 2x Strategy	—	Security Investors, LLC	—
Rydex VIF S&P 500 Pure Growth	—	Security Investors, LLC	—
Rydex VIF S&P 500 Pure Value	—	Security Investors, LLC	—
Rydex VIF S&P MidCap 400 Pure Growth	—	Security Investors, LLC	—
Rydex VIF S&P MidCap 400 Pure Value	—	Security Investors, LLC	—
Rydex VIF S&P SmallCap 600 Pure Growth	—	Security Investors, LLC	—
Rydex VIF S&P SmallCap 600 Pure Value	—	Security Investors, LLC	—
Rydex VIF Strengthening Dollar 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Technology	—	Security Investors, LLC	—
Rydex VIF Telecommunications	—	Security Investors, LLC	—
Rydex VIF Transportation	—	Security Investors, LLC	—
Rydex VIF Utilities	—	Security Investors, LLC	—
Rydex VIF Weakening Dollar 2x Strategy	—	Security Investors, LLC	—
T. Rowe Price Blue Chip Growth	II	T. Rowe Price Associates, Inc	—
T. Rowe Price Capital Appreciation	Advisor	T. Rowe Price Associates, Inc	—
T. Rowe Price Equity Income	II	T. Rowe Price Associates, Inc	—
T. Rowe Price Growth Stock	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Health Sciences	II	T. Rowe Price Associates, Inc	—
T. Rowe Price Limited-Term Bond	II	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2010	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2015	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2020	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2025	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2030	R	T. Rowe Price Associates, Inc	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
T. Rowe Price Retirement 2035	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2040	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2045	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2050	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2055	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement Balanced	R	T. Rowe Price Associates, Inc	—
Templeton Developing Markets VIP Fund	Class 2	Templeton Asset Management Ltd	Franklin Templeton Inv Mgmt Ltd
Templeton Foreign VIP Fund	Class 2	Templeton Investment Counsel LLC	—
Templeton Global Bond VIP Fund	Class 2	Franklin Advisers, Inc	—
Templeton Growth VIP Fund	Class 2	Templeton Global Advisors Ltd	—
Third Avenue Value	—	Third Avenue Management LLC	—
TOPS® Aggressive Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Balanced ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Conservative ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Managed Risk Balanced ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Managed Risk Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Managed Risk Moderate Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Moderate Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
VanEck VIP Global Gold	S	Van Eck Associates Corporation	—
VanEck VIP Global Resources	S	Van Eck Associates Corporation	—
Vanguard® VIF Balanced	—	Wellington Management Company LLP	—
Vanguard® VIF Capital Growth	—	PRIMECAP Management Company	—
Vanguard® VIF Conservative Allocation	—	Vanguard Group Inc	—
Vanguard® VIF Diversified Value	—	Lazard Asset Management LLC;Hotchkis & Wiley Capital Management LLC	—
Vanguard® VIF Equity Income	—	Vanguard Group Inc Wellington Management Company LLP	—
Vanguard® VIF Equity Index	—	Vanguard Group Inc	—
Vanguard® VIF Global Bond Index	—	Vanguard Group Inc	—
Vanguard® VIF Growth	—	Wellington Management Company LLP	—
Vanguard® VIF High Yield Bond	—	Wellington Management Company LLP	—
Vanguard® VIF International	—	Baillie Gifford Overseas Ltd;Schroder Investment Management North America Inc	—
Vanguard® VIF Mid-Cap Index	—	Vanguard Group Inc	—
Vanguard® VIF Moderate Allocation	—	Vanguard Group Inc	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

Vanguard® VIF Real Estate Index	—	Vanguard Group Inc	—
Vanguard® VIF Short Term Investment Grade	—	Vanguard Group Inc	—
Vanguard® VIF Small Company Growth	—	ArrowMark Colorado Holdings, LLC (ArrowMark Partners);Vanguard Group Inc	—
Vanguard® VIF Total Bond Market Index	—	Vanguard Group Inc	—
Vanguard® VIF Total International Stock Market Index	—	Vanguard Group Inc	—
Vanguard® VIF Total Stock Market Index	—	Vanguard Group Inc	—
Victory RS Partners	A	Victory Capital Management Inc	—
Victory RS Science and Technology	A	Victory Capital Management Inc	—
Victory RS Value	A	Victory Capital Management Inc	—
Virtus Ceredex Mid Cap Value Equity	A	Virtus Fund Advisers, LLC	Ceredex Value Advisors LLC
Virtus Duff & Phelps Real Estate Securities Series	A	Virtus Investment Advisers, Inc	Duff & PheLPs Investment Management Co
Virtus KAR Small-Cap Growth Series	A	Virtus Investment Advisers, Inc	Kayne Anderson Rudnick Inv Mgmt., LLC
Virtus Newfleet Multi-Sector Intermediate Bond Series	A	Virtus Investment Advisers, Inc	Newfleet Asset Management, LLC
Virtus SGA International Growth Series	A	Virtus Investment Advisers, Inc	Sustainable Growth Advisers, LP
Virtus Strategic Allocation Series	A	Virtus Investment Advisors (VIA)	Newfleet Asset Management, LLC Kayne Anderson Rudnick Investment Management LLC
Voya MidCap Opportunities Portfolio	S2	Voya Investments, LLC	Voya Investment Management Co. LLC
VY Clarion Global Real Estate Portfolio	S2	Voya Investments, LLC	CBRE Clarion Securities LLC
VY Clarion Real Estate Portfolio	S2	Voya Investments, LLC	CBRE Clarion Securities LLC
Western Asset Variable Global High Yield Bond	II	Legg Mason Partners Fund Advisor, LLC	Western Asset Management Company Pte Ltd – Singapore Inc Western Asset Management Company, LLC Inc Western Asset Management Company Ltd – UK

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Four Hundred Thirty-four subaccounts are currently offered by the Account. The following subaccounts had no activity for two consecutive years and are not included in the statements of net assets or the statements of operations and changes in net assets:

Subaccount
Donoghue Forlines Dividend VIT Fund
Donoghue Forlines Momentum VIT Fund
Guggenheim Managed Futures Strategy
LHA Tactical Beta Variable Series Fund
Lord Abbett Series Fundamental Equity VC
Lord Abbett Series Growth and Income VC
TOPS® Managed Risk Balanced ETF
TOPS® Managed Risk Growth ETF
TOPS® Moderate Growth ETF

All subaccounts reported a full twelve month period except for the following as indicated:

Inception Date	Subaccount

December 17, 2021	Donoghue Forlines Dividend VIT Fund
December 17, 2021	Donoghue Forlines Momentum VIT Fund
December 17, 2021	LHA Tactical Beta Variable Series Fund
May 1, 2019	Dimensional VA Equity Allocation
May 1, 2019	Dimensional VA Global Moderate Allocation
May 1, 2019	Vanguard® VIF Global Bond Index
May 1, 2019	Vanguard® VIF Total International Stock Market Index
August 18, 2017	TOPS® Aggressive Growth ETF
August 18, 2017	TOPS® Balanced ETF
August 18, 2017	TOPS® Conservative ETF
August 18, 2017	TOPS® Growth ETF
August 18, 2017	TOPS® Managed Risk Balanced ETF
August 18, 2017	TOPS® Managed Risk Growth ETF
August 18, 2017	TOPS® Managed Risk Moderate Growth ETF
August 18, 2017	TOPS® Moderate Growth ETF
June 23, 2017	Janus Henderson U.S. Managed Volatility

During the current year the following subaccount name changes were made effective:

Date	New Name	Old Name
March 19, 2021	AMG River Road Mid Cap Value	AMG Managers Fairpointe Mid Cap
April 23, 2021	Guggenheim Core Bond	Guggenheim US Investment Grade Bond
April 30, 2021	Invesco V.I. Core Bond	Invesco Oppenheimer V.I. Total Return Bond Fund
April 30, 2021	Invesco V.I. Discovery Mid Cap Growth	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
April 30, 2021	Invesco V.I. Global	Invesco Oppenheimer V.I. Global Fund
April 30, 2021	Invesco V.I. Global Strategic Income	Invesco Oppenheimer V.I. Global Strategic Income Fund
April 30, 2021	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Mid Cap Core Equity

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Date	New Name	Old Name
April 30, 2021	Invesco V.I. Main Street Small Cap Fund®	Invesco Oppenheimer V.I. Main Street Small Cap Fund
April 30, 2021	Putnam VT Large Cap Value	Putnam VT Equity Income
April 30, 2021	Third Avenue Value	FFI Strategies
May 3, 2021	AFIS Capital World Growth and Income	American Funds IS® Global Growth and Income
May 3, 2021	AFIS U.S. Government Securities	American Funds IS® U.S. Government/AAA-Rated Securities
May 3, 2021	AFIS Washington Mutual Investors	American Funds IS® Blue Chip Income and Growth
May 3, 2021	Franklin DynaTech VIP	Franklin Flex Cap Growth VIP Fund
May 3, 2021	VanEck VIP Global Resources	VanEck VIP Global Hard Assets
July 1, 2021	Delaware Ivy Asset Strategy	Ivy Asset Strategy
July 1, 2021	Delaware Ivy VIP Asset Strategy	Ivy VIP Asset Strategy
July 1, 2021	Delaware Ivy VIP Balanced	Ivy VIP Balanced
July 1, 2021	Delaware Ivy VIP Core Equity	Ivy VIP Core Equity
July 1, 2021	Delaware Ivy VIP Energy	Ivy VIP Energy
July 1, 2021	Delaware Ivy VIP Global Bond	Ivy VIP Global Bond
July 1, 2021	Delaware Ivy VIP Global Equity Income	Ivy VIP Global Equity Income
July 1, 2021	Delaware Ivy VIP Global Growth	Ivy VIP Global Growth
July 1, 2021	Delaware Ivy VIP Growth	Ivy VIP Growth
July 1, 2021	Delaware Ivy VIP High Income	Ivy VIP High Income
July 1, 2021	Delaware Ivy VIP International Core Equity	Ivy VIP International Core Equity
July 1, 2021	Delaware Ivy VIP Limited-Term Bond	Ivy VIP Limited-Term Bond
July 1, 2021	Delaware Ivy VIP Mid Cap Growth	Ivy VIP Mid Cap Growth
July 1, 2021	Delaware Ivy VIP Natural Resources	Ivy VIP Natural Resources
July 1, 2021	Delaware Ivy VIP Science And Technology	Ivy VIP Science and Technology
July 1, 2021	Delaware Ivy VIP Securian Real Estate Securities	Ivy VIP Securian Real Estate Securities
July 1, 2021	Delaware Ivy VIP Small Cap Growth	Ivy VIP Small Cap Growth
July 1, 2021	Delaware Ivy VIP Smid Cap Core	Delaware Ivy VIP Small Cap Core
July 1, 2021	Delaware Ivy VIP Value	Ivy VIP Value
November 15, 2021	Delaware Ivy VIP Smid Cap Core	Delaware Ivy VIP Small Cap Core
December 6, 2021	Allspring Growth	Wells Fargo Growth
December 6, 2021	Allspring International Equity VT	Wells Fargo International Equity VT
December 6, 2021	Allspring Large Cap Core	Wells Fargo Large Cap Core
December 6, 2021	Allspring Omega Growth VT	Wells Fargo Omega Growth VT
December 6, 2021	Allspring Opportunity	Wells Fargo Opportunity
December 6, 2021	Allspring Opportunity VT	Wells Fargo Opportunity VT
December 6, 2021	Allspring Opportunity VT	Wells Fargo Opportunity VT
December 6, 2021	Allspring Small Company Value	Wells Fargo Small Company Value
December 29, 2021	PGIM Quant Solutions Small-Cap Value	PGIM QMA Small-Cap Value

As a result of restructuring, the following underlying fund that was previously offered is no longer available as an investment option to our Contract Owners. Any Contract Owner allocations that remained in this fund were redeemed and used to purchase shares of the surviving funds as indicated:

Date	Surviving Subaccount	Closed Subaccount
April 30, 2021	Invesco V.I. American Value	Invesco V.I. Value Opportunities
April 30, 2021	Invesco V.I. Equity and Income	Invesco V.I. Managed Volatility
December 10, 2021	PGIM Focused Growth	PGIM Jennison 20/20 Focus

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

During the current year the following subaccount was liquidated and subsequently reinvested:

Date	Liquidated Subaccount	Reinvested Subaccount	Transferred Assets ($)
March 18, 2021	Power Income VIT	Rydex VIF Money Market	58,803

The following subaccounts are closed to new investments:

Subaccount
Alger Capital Appreciation
Alger Large Cap Growth
Allspring Growth
American Century VP Mid Cap Value
Fidelity® Advisor International Capital Appreciation
Invesco Small Cap Growth
PGIM Quant Solutions Small-Cap Value
PIMCO VIT Low Duration Administrative
PIMCO VIT Real Return Administrative
Rydex VIF Dow 2x Strategy
Rydex VIF Europe 1.25x Strategy
Rydex VIF Government Long Bond 1.2x Strategy
Rydex VIF Inverse Dow 2x Strategy
Rydex VIF Inverse Government Long Bond Strategy
Rydex VIF Inverse Mid-Cap Strategy
Rydex VIF Inverse NASDAQ-100® Strategy
Rydex VIF Inverse Russell 2000® Strategy
Rydex VIF Inverse S&P 500 Strategy
Rydex VIF Japan 2x Strategy
Rydex VIF Mid-Cap 1.5x Strategy
Rydex VIF NASDAQ-100® 2x Strategy
Rydex VIF Nova
Rydex VIF Russell 2000® 1.5x Strategy
Rydex VIF Russell 2000® 2x Strategy
Rydex VIF S&P 500 2x Strategy
Rydex VIF Strengthening Dollar 2x Strategy
Rydex VIF Weakening Dollar 2x Strategy
Vanguard® VIF Small Company Growth
Victory RS Partners

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2021, were as follows:

7Twelve Balanced Portfolio	$25,937	$50,291

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
AB VPS Dynamic Asset Allocation	243,461	220,601
AB VPS Global Thematic Growth	4,338	94
AB VPS Growth and Income	110,165	110,252
AB VPS Small/Mid Cap Value	1,569,979	536,076
AFIS Capital World Growth and Income (b)	31,722	23,924
AFIS U.S. Government Securities (b)	167,637	2,772,655
AFIS Washington Mutual Investors (b)	23,443	79,133
Alger Capital Appreciation (d)	94,248	122,592
Alger Large Cap Growth (d)	55,189	24,763
Allspring Growth (b)	259,537	168,040
Allspring International Equity VT (b)	495	115
Allspring Large Cap Core (b)	178,389	217,841
Allspring Omega Growth VT (b)	52,858	99,899
Allspring Opportunity (b)	125,903	94,596
Allspring Opportunity VT (b)	419,049	846,990
Allspring Small Company Value (b)	516,823	1,253,130
ALPS/Alerian Energy Infrastructure	89,243	179,981
American Century Diversified Bond	109,085	29,262
American Century Equity Income	1,304,387	2,439,276
American Century Heritage	1,207,452	587,632
American Century International Bond	532	2,002
American Century International Growth	1,275,881	1,179,672
American Century Select	461,443	641,594
American Century Strategic Allocation: Aggressive	193,249	226,785
American Century Strategic Allocation: Conservative	97,871	283,155
American Century Strategic Allocation: Moderate	723,490	1,040,459
American Century Ultra®	272,786	84,087
American Century VP Disciplined Core Value	129,082	30,015
American Century VP Inflation Protection	581,323	128,400
American Century VP International	3,589	50,407
American Century VP Mid Cap Value (d)	1,248,437	1,688,992
American Century VP Ultra®	5,233,986	7,352,807
American Century VP Value	7,135,196	8,300,790
American Funds IS® Asset Allocation	7,964,782	4,868,381
American Funds IS® Capital World Bond	531,022	5,852,465
American Funds IS® Global Growth	3,809,132	2,285,305
American Funds IS® Global Small Capitalization	532,388	40,269
American Funds IS® Growth	4,003,911	3,240,685
American Funds IS® Growth-Income	9,570,037	5,767,761
American Funds IS® International	1,263,180	1,199,649
American Funds IS® International Growth and Income	331,923	9,809
American Funds IS® Mortgage	18,596	2,642
American Funds IS® New World	2,045,747	510,195
AMG River Road Mid Cap Value (b)	1,111,790	350,529

(b) Name change. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Ariel®	$374,927	$674,190
Baron Asset	146,210	179,590
BlackRock Advantage Large Cap Core V.I.	300,271	18,569
BlackRock Advantage Small Cap Growth	62,525	146,641
BlackRock Basic Value V.I.	57,776	1,058
BlackRock Capital Appreciation V.I.	78,752	152,421
BlackRock Equity Dividend	129,747	99,723
BlackRock Equity Dividend V.I.	4,923,825	3,129,710
BlackRock Global Allocation	19,396	27,406
BlackRock Global Allocation V.I.	942,896	850,052
BlackRock High Yield V.I.	5,815,242	3,073,776
BlackRock International Dividend	49,572	1,568
BlackRock Large Cap Focus Growth V.I.	68,610	6,944
BNY Mellon Appreciation	2,049,850	2,571,018
BNY Mellon Dynamic Value	1,099,493	602,061
BNY Mellon IP MidCap Stock	2,227,719	1,293,217
BNY Mellon IP Small Cap Stock Index	2,898,397	2,174,254
BNY Mellon IP Technology Growth	8,450,195	5,981,318
BNY Mellon Opportunistic Midcap Value	329,992	363,446
BNY Mellon Stock Index	10,919	129,960
BNY Mellon VIF Appreciation	3,359,238	2,507,406
Calamos® Growth	1,375,801	1,392,439
Calamos® Growth and Income	2,056,561	1,117,145
Calamos® High Income Opportunities	49,170	86,582
ClearBridge Small Cap Growth	2,843	244
ClearBridge Variable Aggressive Growth	3,384,902	5,458,362
ClearBridge Variable Small Cap Growth	4,350,288	4,734,752
Delaware Ivy Asset Strategy (b)	38,649	21,967
Delaware Ivy VIP Asset Strategy (b)	146,318	55,742
Delaware Ivy VIP Balanced (b)	6,628	53,007
Delaware Ivy VIP Core Equity (b)	3,505	144,997
Delaware Ivy VIP Energy (b)	174,470	107,293
Delaware Ivy VIP Global Bond (b)	23,830	16,234
Delaware Ivy VIP Global Equity Income (b)	108,916	2,065
Delaware Ivy VIP Global Growth (b)	42,938	2,286
Delaware Ivy VIP Growth (b)	20,035	35,015
Delaware Ivy VIP High Income (b)	174,392	121,934
Delaware Ivy VIP International Core Equity (b)	10,675	44,005
Delaware Ivy VIP Limited-Term Bond (b)	76,271	2,963
Delaware Ivy VIP Mid Cap Growth (b)	179,826	141,553
Delaware Ivy VIP Natural Resources (b)	108,865	83,717
Delaware Ivy VIP Science And Technology (b)	127,753	233,390
Delaware Ivy VIP Securian Real Estate Securities (b)	1,080	18,337
Delaware Ivy VIP Small Cap Growth (b)	106,863	14,977
Delaware Ivy VIP Smid Cap Core (b)	34,191	119,586
Delaware Ivy VIP Value (b)	38,932	74,511

(b) Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Dimensional VA Equity Allocation	$345,366	$61,489
Dimensional VA Global Bond Portfolio	656,303	53,489
Dimensional VA Global Moderate Allocation	1,847,396	1,432,153
Dimensional VA International Small Portfolio	1,519,860	130,473
Dimensional VA International Value Portfolio	751,727	116,746
Dimensional VA Short-Term Fixed Portfolio	1,037,288	153,634
Dimensional VA U.S. Large Value Portfolio	1,341,697	666,692
Dimensional VA U.S. Targeted Value Portfolio	1,392,678	579,449
DWS Capital Growth VIP	3,177	569
DWS Core Equity VIP	4,751	1,432
DWS CROCI® U.S. VIP	190	2,527
DWS Global Small Cap VIP	35	417
DWS High Income VIP	297,441	6,475
DWS International Growth VIP	179	3,250
DWS Small Mid Cap Value VIP	472,854	459,744
Eaton Vance VT Floating-Rate Income	3,439,711	969,613
Federated Hermes Corporate Bond	2,071,991	2,565,458
Federated Hermes Fund for U.S. Government Securities II	2,258,828	5,091,034
Federated Hermes High Income Bond II	802,307	1,687,660
Fidelity® Advisor Dividend Growth	244,373	321,418
Fidelity® Advisor International Capital Appreciation (d)	16,566	81,800
Fidelity® Advisor Leveraged Company Stock	13,062	9,381
Fidelity® Advisor New Insights	55,508	44,466
Fidelity® Advisor Real Estate	198,596	390,436
Fidelity® Advisor Stock Selector Mid Cap	551,519	747,518
Fidelity® Advisor Value Strategies	702,062	230,350
Fidelity® VIP Balanced	2,558,759	216,619
Fidelity® VIP Contrafund	5,612,992	5,571,437
Fidelity® VIP Disciplined Small Cap	600,631	6,558
Fidelity® VIP Emerging Markets	658,248	354,738
Fidelity® VIP Equity-Income	2,584,677	1,278,312
Fidelity® VIP Growth & Income	2,437,798	1,523,777
Fidelity® VIP Growth Opportunities	17,000,466	15,843,580
Fidelity® VIP High Income	8,947,542	9,083,806
Fidelity® VIP Index 500	9,781,423	9,696,027
Fidelity® VIP Investment Grade Bond	2,107,633	2,804,470
Fidelity® VIP Mid Cap	408,635	86,282
Fidelity® VIP Overseas	1,386,105	2,016,298
Fidelity® VIP Real Estate	85,616	23,177
Fidelity® VIP Strategic Income	608,953	157,436
Franklin Allocation VIP Fund	420,459	695,892
Franklin DynaTech VIP (b)	111,234	5,959
Franklin Growth and Income VIP Fund	183,414	116,678
Franklin Income VIP Fund	6,685,514	3,817,292
Franklin Large Cap Growth VIP Fund	—	15,470

(b) Name change. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Franklin Mutual Global Discovery VIP Fund	$651,407	$2,068,591
Franklin Mutual Shares VIP Fund	93,755	45,333
Franklin Rising Dividends VIP Fund	92,377	420,073
Franklin Small Cap Value VIP Fund	3,914,944	3,007,594
Franklin Small-Mid Cap Growth VIP Fund	1,226,582	3,881,876
Franklin Strategic Income VIP Fund	401,720	7,259,970
Franklin U.S. Government Securities VIP Fund	100,115	134,876
Goldman Sachs Emerging Markets Equity	646,170	969,963
Goldman Sachs Government Income	545,788	565,906
Goldman Sachs VIT Growth Opportunities	63,976	49,105
Goldman Sachs VIT High Quality Floating Rate	39,554	398
Goldman Sachs VIT International Equity Insights	118,580	3,663
Goldman Sachs VIT Large Cap Value	570	29
Goldman Sachs VIT Mid Cap Value	136,316	498,143
Goldman Sachs VIT Small Cap Equity Insights	85,079	21,520
Goldman Sachs VIT Strategic Growth	27,736	8,152
Guggenheim Alpha Opportunity	1,579	14,176
Guggenheim Core Bond (b)	1,152,930	1,375,704
Guggenheim Floating Rate Strategies	441,566	205,228
Guggenheim High Yield	690,570	409,776
Guggenheim Large Cap Value	223,797	805,814
Guggenheim Long Short Equity	9,331	38,197
Guggenheim Macro Opportunities	1,320	4,397
Guggenheim Multi-Hedge Strategies	290	6,611
Guggenheim Small Cap Value	6,035	101,368
Guggenheim SMid Cap Value	1,075,939	2,772,850
Guggenheim StylePlus Large Core	169,677	286,343
Guggenheim StylePlus Mid Growth	339,840	312,498
Guggenheim Total Return Bond	94,411	62,097
Guggenheim VIF All Cap Value	3,103,088	3,801,444
Guggenheim VIF Alpha Opportunity	23,864	345,334
Guggenheim VIF Floating Rate Strategies	7,537,244	747,590
Guggenheim VIF Global Managed Futures Strategy	42,136	78,070
Guggenheim VIF High Yield	6,505,265	4,894,563
Guggenheim VIF Large Cap Value (b)	4,100,446	10,328,645
Guggenheim VIF Long Short Equity	2,505,888	3,133,449
Guggenheim VIF Managed Asset Allocation	1,291,885	1,755,268
Guggenheim VIF Multi-Hedge Strategies	2,474,849	2,886,331
Guggenheim VIF Small Cap Value	3,159,581	4,840,556
Guggenheim VIF SMid Cap Value	3,849,884	9,108,257
Guggenheim VIF StylePlus Large Core	3,102,579	3,153,005
Guggenheim VIF StylePlus Large Growth	3,887,938	2,773,751
Guggenheim VIF StylePlus Mid Growth	6,098,446	5,315,818
Guggenheim VIF StylePlus Small Growth	374,811	696,306
Guggenheim VIF Total Return Bond	10,963,936	18,083,596
Guggenheim VIF World Equity Income	5,131,153	6,674,072

(b) Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Guggenheim World Equity Income	$1,514,881	$633,739
Invesco American Franchise	526,658	645,296
Invesco Comstock	932,804	1,287,923
Invesco Developing Markets	97,744	71,688
Invesco Discovery	107,770	42,306
Invesco Discovery Mid Cap Growth	501,190	488,195
Invesco Energy	5,683	1,811
Invesco Equity and Income	1,667,104	1,536,808
Invesco Global	57,814	65,787
Invesco Gold & Special Minerals	8,336	2,216
Invesco Main Street Mid Cap	328,438	380,337
Invesco Oppenheimer V.I. International Growth Fund	29,561	524,163
Invesco Small Cap Growth (d)	888,180	454,749
Invesco Technology	475,164	104,849
Invesco V.I. American Franchise Series I	314,737	266,903
Invesco V.I. American Franchise Series II	82,697	277,004
Invesco V.I. American Value (c)	4,377,425	1,303,007
Invesco V.I. Balanced-Risk Allocation	46,272	16,941
Invesco V.I. Comstock	6,968,041	5,036,396
Invesco V.I. Core Bond (b)	1,321,750	6,651,507
Invesco V.I. Core Equity	19,027	1,018
Invesco V.I. Discovery Mid Cap Growth (b)	2,023,171	1,702,918
Invesco V.I. Equity and Income (c)	1,048,698	3,830,979
Invesco V.I. Global (b)	646,690	1,071,178
Invesco V.I. Global Core Equity	6,053	376
Invesco V.I. Global Real Estate Series I	1,048,432	1,982,150
Invesco V.I. Global Real Estate Series II	43,440	73,331
Invesco V.I. Global Strategic Income (b)	107	28,136
Invesco V.I. Government Money Market	14,562,021	19,257,943
Invesco V.I. Government Securities	5,377,791	6,168,529
Invesco V.I. Growth and Income	212	226
Invesco V.I. Health Care Series I	1,818,222	3,289,249
Invesco V.I. Health Care Series II	55,061	146,286
Invesco V.I. High Yield	—	26,488
Invesco V.I. International Growth	5,231,790	6,297,505
Invesco V.I. Main Street Mid Cap Fund® (b)	592,874	4,203,166
Invesco V.I. Main Street Small Cap Fund® (b)	3,171,731	4,132,207
Invesco V.I. Managed Volatility (c)	1,469	87,383
Invesco V.I. S&P 500 Index	116,843	34,871
Invesco V.I. Small Cap Equity	20,715	14,579
Invesco V.I. Value Opportunities (c)	1,068,617	4,222,037
Invesco Value Opportunities	336,997	391,914
Janus Henderson Mid Cap Value	20,666	77,547
Janus Henderson Overseas	436,558	489,175

(b) Name change. See Note 1.
(c) Merger. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Janus Henderson U.S. Managed Volatility	$296,904	$201,311
Janus Henderson VIT Enterprise	6,540,785	7,170,758
Janus Henderson VIT Mid Cap Value	68,506	11,503
Janus Henderson VIT Overseas	146,126	52,844
Janus Henderson VIT Research	1,271,635	3,245,467
JPMorgan Insurance Trust Core Bond Portfolio	1,845,506	2,458,021
JPMorgan Insurance Trust Small Cap Core Portfolio	284,779	185,638
JPMorgan Insurance Trust US Equity Portfolio	7,258	1,911
Lord Abbett Series Bond-Debenture VC	2,235,061	2,298,521
Lord Abbett Series Developing Growth VC	1,979,886	1,602,240
Lord Abbett Series Dividend Growth VC	20,111	51,466
Lord Abbett Series Growth Opportunities VC	50,508	93,100
Lord Abbett Series Mid Cap Stock VC	6,419	2,755
Lord Abbett Series Total Return VC	363,594	20,652
MFS® VIT Emerging Markets Equity	4,949	82,334
MFS® VIT Global Tactical Allocation	389	1,036
MFS® VIT High Yield	2,652	127,009
MFS® VIT II Research International	2,572,840	4,046,537
MFS® VIT International Intrinsic Value	135,824	236,271
MFS® VIT Investors Trust	64,233	6,451
MFS® VIT New Discovery	224,324	55,064
MFS® VIT Research	44,860	141,447
MFS® VIT Total Return	1,608,175	3,214,132
MFS® VIT Total Return Bond	155,599	5,552
MFS® VIT Utilities	3,315,878	4,370,310
Morgan Stanley VIF Emerging Markets Debt	42,177	33,900
Morgan Stanley VIF Emerging Markets Equity	944,778	4,575,732
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	571,527	1,290,340
Morningstar Balanced ETF Asset Allocation Portfolio	2,139,676	9,726,608
Morningstar Conservative ETF Asset Allocation Portfolio	1,143,472	1,092,732
Morningstar Growth ETF Asset Allocation Portfolio	1,043,070	3,512,410
Morningstar Income and Growth ETF Asset Allocation Portfolio	520,557	794,638
Neuberger Berman AMT Sustainable Equity I	474,236	1,182,479
Neuberger Berman AMT Sustainable Equity S	485,890	1,373,477
Neuberger Berman Core Bond	150,978	320,684
Neuberger Berman Large Cap Value	105,467	131,147
Neuberger Berman Sustainable Equity	183,811	276,791
North Square Oak Ridge Small Cap Growth	10,697	4,858
Northern Global Tactical Asset Allocation	8,176	7,304
Northern Large Cap Core	32,198	34,277
Northern Large Cap Value	44,712	15,449
PGIM Focused Growth (c)	3,872,885	10,042
PGIM Jennison 20/20 Focus (c)	1,497,714	4,528,031
PGIM Jennison Mid-Cap Growth	60,685	40,713
PGIM Jennison Natural Resources	746	1,958
PGIM Jennison Small Company	202,591	153,693

(c) Merger. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
PGIM Quant Solutions Small-Cap Value (b)	$6,548	$27,405
PIMCO All Asset	40,290	42,769
PIMCO CommodityRealReturn Strategy	41,568	18,021
PIMCO Emerging Markets Bond	134,396	3,171
PIMCO High Yield	152,531	419,529
PIMCO International Bond (U.S. Dollar-Hedged)	531,997	1,570,477
PIMCO Low Duration	2,956	278
PIMCO Real Return	76,715	108,178
PIMCO StocksPLUS® Small Fund	124,936	66,485
PIMCO Total Return	145,975	257,486
PIMCO VIT All Asset Administrative	1,383,578	847,334
PIMCO VIT All Asset Advisor	159,828	32,302
PIMCO VIT CommodityRealReturn Strategy Administrative	8,610,960	3,868,226
PIMCO VIT CommodityRealReturn Strategy Advisor	196,668	61,653
PIMCO VIT Emerging Markets Bond	4,209,215	3,839,693
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	3,787	1,204
PIMCO VIT Global Managed Asset Allocation	89,295	5,608
PIMCO VIT High Yield	256,670	50,125
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	5,147,324	2,592,952
PIMCO VIT International Bond Portfolio (Unhedged)	34,419	12,204
PIMCO VIT Low Duration Administrative (d)	6,726,754	11,971,710
PIMCO VIT Low Duration Advisor	332,445	360,711
PIMCO VIT Real Return Administrative (d)	8,886,422	5,959,161
PIMCO VIT Real Return Advisor	707,527	346,999
PIMCO VIT Short-Term	2,343,743	2,071,991
PIMCO VIT Total Return Administrative	3,809,713	3,992,013
PIMCO VIT Total Return Advisor	4,533,326	3,572,404
Pioneer Bond VCT	136,075	58,261
Pioneer Equity Income VCT	22,335	1,246
Pioneer High Yield VCT	39,375	39,540
Pioneer Real Estate Shares VCT	278	497
Pioneer Strategic Income	6,736	6,465
Pioneer Strategic Income VCT	155,455	883
Probabilities Fund	204,179	289,705
Putnam VT Diversified Income	78,736	299,735
Putnam VT Global Asset Allocation	477	219
Putnam VT Growth Opportunities	155,022	165,313
Putnam VT High Yield	2,482	679,995
Putnam VT Income	618,746	1,985,560
Putnam VT Large Cap Value (b)	367,412	202,258
Putnam VT Multi-Asset Absolute Return	2,543	234,652
Putnam VT Multi-Cap Core	49,920	353
Putnam VT Small Cap Growth	2,516	610
Putnam VT Small Cap Value	1,360,820	189,080
Redwood Managed Volatility	22,355	14,779

(b) Name change. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Royce Micro-Cap	$2,792,223	$3,305,564
Royce Opportunity	1,079,604	959,470
Royce Small-Cap Value	118,995	194,895
Rydex VIF Banking	2,753,733	2,512,836
Rydex VIF Basic Materials	1,662,144	2,743,951
Rydex VIF Biotechnology	4,305,648	1,838,337
Rydex VIF Commodities Strategy	1,466,787	392,724
Rydex VIF Consumer Products	237,503	2,003,915
Rydex VIF Dow 2x Strategy (d)	4,875,586	5,914,191
Rydex VIF Electronics	1,226,454	672,353
Rydex VIF Energy	10,690,520	8,991,690
Rydex VIF Energy Services	11,464,693	7,098,742
Rydex VIF Europe 1.25x Strategy (d)	445,328	551,129
Rydex VIF Financial Services	3,829,627	4,722,002
Rydex VIF Government Long Bond 1.2x Strategy (d)	877,453	809,679
Rydex VIF Health Care	1,707,317	3,526,801
Rydex VIF High Yield Strategy	260,622	25,250
Rydex VIF Internet	682,069	2,841,238
Rydex VIF Inverse Dow 2x Strategy (d)	522,724	487,460
Rydex VIF Inverse Government Long Bond Strategy (d)	552,598	621,651
Rydex VIF Inverse Mid-Cap Strategy (d)	84,308	83,569
Rydex VIF Inverse NASDAQ-100® Strategy (d)	1,970,196	1,325,194
Rydex VIF Inverse Russell 2000® Strategy (d)	305,258	287,450
Rydex VIF Inverse S&P 500 Strategy (d)	1,062,047	1,078,664
Rydex VIF Japan 2x Strategy (d)	54,449	124,920
Rydex VIF Leisure	886,124	902,932
Rydex VIF Mid-Cap 1.5x Strategy (d)	1,174,879	1,454,343
Rydex VIF Money Market	132,490,727	130,818,137
Rydex VIF NASDAQ-100®	43,734,126	40,432,497
Rydex VIF NASDAQ-100® 2x Strategy (d)	45,415,591	52,383,981
Rydex VIF Nova (d)	3,342,186	3,233,443
Rydex VIF Precious Metals	1,078,151	1,494,236
Rydex VIF Real Estate	1,356,096	1,536,000
Rydex VIF Retailing	152,494	817,925
Rydex VIF Russell 2000® 1.5x Strategy (d)	2,462,648	1,925,525
Rydex VIF Russell 2000® 2x Strategy (d)	44,231,548	55,038,488
Rydex VIF S&P 500 2x Strategy (d)	24,000,084	23,083,166
Rydex VIF S&P 500 Pure Growth	6,298,309	3,883,114
Rydex VIF S&P 500 Pure Value	11,868,602	15,923,318
Rydex VIF S&P MidCap 400 Pure Growth	1,691,820	2,586,845
Rydex VIF S&P MidCap 400 Pure Value	4,893,418	5,351,406
Rydex VIF S&P SmallCap 600 Pure Growth	6,095,040	7,117,774
Rydex VIF S&P SmallCap 600 Pure Value	29,546,522	30,059,172
Rydex VIF Strengthening Dollar 2x Strategy (d)	152,021	184,037
Rydex VIF Technology	1,421,886	2,792,698
Rydex VIF Telecommunications	173,952	203,464

(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Rydex VIF Transportation	$579,236	$723,939
Rydex VIF Utilities	493,266	1,077,199
Rydex VIF Weakening Dollar 2x Strategy (d)	159,931	197,645
T. Rowe Price Blue Chip Growth	1,291,145	978,445
T. Rowe Price Capital Appreciation	1,365,296	1,887,571
T. Rowe Price Equity Income	359,682	213,041
T. Rowe Price Growth Stock	1,134,183	1,610,688
T. Rowe Price Health Sciences	3,494,299	2,449,791
T. Rowe Price Limited-Term Bond	40,670	20,794
T. Rowe Price Retirement 2010	208	22
T. Rowe Price Retirement 2015	30,078	1,803
T. Rowe Price Retirement 2020	21,998	24,761
T. Rowe Price Retirement 2025	9,321	656
T. Rowe Price Retirement 2030	46,895	4,138
T. Rowe Price Retirement 2035	17,853	180,107
T. Rowe Price Retirement 2040	10,185	9,127
T. Rowe Price Retirement 2045	2,322	74
T. Rowe Price Retirement 2050	110	—
T. Rowe Price Retirement 2055	3,462	19,269
T. Rowe Price Retirement Balanced	172,962	43,019
Templeton Developing Markets VIP Fund	5,110,220	2,182,773
Templeton Foreign VIP Fund	171,099	5,795,538
Templeton Global Bond VIP Fund	317,696	675,492
Templeton Growth VIP Fund	45	61
Third Avenue Value (b)	14,744	11,223
TOPS® Aggressive Growth ETF	396,237	70,631
TOPS® Balanced ETF	170,444	11
TOPS® Conservative ETF	3,937,626	155,700
TOPS® Growth ETF	634,260	2,141
TOPS® Managed Risk Moderate Growth ETF	499,144	7,666
VanEck VIP Global Gold	114,118	223,459
VanEck VIP Global Resources (b)	60,038	105,040
Vanguard® VIF Balanced	2,515,694	515,218
Vanguard® VIF Capital Growth	469,095	332,297
Vanguard® VIF Conservative Allocation	6,460,923	2,359,141
Vanguard® VIF Diversified Value	599,164	88,309
Vanguard® VIF Equity Income	834,942	367,672
Vanguard® VIF Equity Index	3,249,351	339,470
Vanguard® VIF Global Bond Index	731,557	188,206
Vanguard® VIF Growth	1,317,477	23,203
Vanguard® VIF High Yield Bond	742,218	895,939
Vanguard® VIF International	3,862,238	998,030
Vanguard® VIF Mid-Cap Index	1,981,688	440,913
Vanguard® VIF Moderate Allocation	1,954,334	1,921,788
Vanguard® VIF Real Estate Index	1,016,942	19,793

(b) Name change. See Note 1.
(d) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Vanguard® VIF Short Term Investment Grade	$7,048,410	$3,061,612
Vanguard® VIF Small Company Growth (d)	30,313	35,619
Vanguard® VIF Total Bond Market Index	9,916,415	2,416,187
Vanguard® VIF Total International Stock Market Index	5,950,697	1,502,564
Vanguard® VIF Total Stock Market Index	13,618,195	1,562,016
Victory RS Partners (d)	82,198	67,940
Victory RS Science and Technology	419,554	683,727
Victory RS Value	275,895	348,397
Virtus Ceredex Mid Cap Value Equity	81,067	104,042
Virtus Duff & Phelps Real Estate Securities Series	183,456	221,582
Virtus KAR Small-Cap Growth Series	841,737	523,612
Virtus Newfleet Multi-Sector Intermediate Bond Series	97,859	554,981
Virtus SGA International Growth Series	191,127	473,161
Virtus Strategic Allocation Series	193,209	9,092
Voya MidCap Opportunities Portfolio	201,364	1,886
VY Clarion Global Real Estate Portfolio	113,102	56,714
VY Clarion Real Estate Portfolio	527,735	3,891
Western Asset Variable Global High Yield Bond	3,682,777	3,691,429

(d)	Closed to new investments. See Note 1.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

The annuity assets for December 31, 2021 by subaccount are as follows:

Subaccount	Annuity Assets
AB VPS Growth and Income	$330,766
AB VPS Small/Mid Cap Value	154,544
AFIS Capital World Growth and Income	27,190
Allspring Small Company Value	4,830
American Century VP Disciplined Core Value	76,294
American Century VP Inflation Protection	177,086
American Century VP Mid Cap Value	6,300

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets
American Century VP Value	$1,726
American Funds IS® Asset Allocation	143,261
American Funds IS® Capital World Bond	47,474
American Funds IS® Global Growth	533
American Funds IS® Global Small Capitalization	71,912
American Funds IS® Growth	55,391
American Funds IS® Growth-Income	978
American Funds IS® International	391
American Funds IS® International Growth and Income	90,267
American Funds IS® New World	115,447
Ariel®	3,480
BlackRock Equity Dividend V.I.	440
BlackRock Global Allocation V.I.	10,442
BlackRock High Yield V.I.	92,717
BlackRock Large Cap Focus Growth V.I.	33,256
BNY Mellon Appreciation	15,458
BNY Mellon Dynamic Value	16,026
BNY Mellon IP Small Cap Stock Index	56,069
BNY Mellon IP Technology Growth	353,778
Calamos® Growth and Income	8,750
ClearBridge Variable Small Cap Growth	37,985
Delaware Ivy VIP Energy	4,519
Delaware Ivy VIP Global Bond	7,947
Delaware Ivy VIP Global Equity Income	111,022
Delaware Ivy VIP High Income	21,418
Delaware Ivy VIP Mid Cap Growth	59,301
Delaware Ivy VIP Science And Technology	37,885
Delaware Ivy VIP Small Cap Growth	59,833
Dimensional VA Equity Allocation	59,211
Dimensional VA Global Bond Portfolio	5,785
Dimensional VA Global Moderate Allocation	231,270
Dimensional VA International Small Portfolio	72,459
Dimensional VA International Value Portfolio	26,041
Dimensional VA U.S. Large Value Portfolio	631,232
Dimensional VA U.S. Targeted Value Portfolio	87,472
DWS High Income VIP	63,377
Eaton Vance VT Floating-Rate Income	110,161
Federated Hermes Corporate Bond	9,424
Federated Hermes Fund for U.S. Government Securities II	190,004
Federated Hermes High Income Bond II	3,329
Fidelity® Advisor International Capital Appreciation	1,734
Fidelity® Advisor Real Estate	3,808
Fidelity® VIP Contrafund	485,935
Fidelity® VIP Disciplined Small Cap	268,565
Fidelity® VIP Emerging Markets	90,252
Fidelity® VIP Growth & Income	15,481
Fidelity® VIP Growth Opportunities	539,388
Fidelity® VIP High Income	54,099
Fidelity® VIP Index 500	308,474
Fidelity® VIP Investment Grade Bond	54,236
Fidelity® VIP Mid Cap	75,735

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets
Fidelity® VIP Overseas	$15,732
Fidelity® VIP Real Estate	52,387
Fidelity® VIP Strategic Income	15,523
Franklin Income VIP Fund	57,248
Franklin Mutual Global Discovery VIP Fund	15,118
Franklin Small Cap Value VIP Fund	1,079
Guggenheim VIF All Cap Value	1,599
Guggenheim VIF Floating Rate Strategies	158,033
Guggenheim VIF High Yield	107,803
Guggenheim VIF Large Cap Value	323,598
Guggenheim VIF Long Short Equity	1,992
Guggenheim VIF Small Cap Value	79,353
Guggenheim VIF SMid Cap Value	67,247
Guggenheim VIF StylePlus Large Core	2,561
Guggenheim VIF StylePlus Large Growth	2,131
Guggenheim VIF StylePlus Mid Growth	52,843
Guggenheim VIF StylePlus Small Growth	3,467
Guggenheim VIF Total Return Bond	154,638
Guggenheim VIF World Equity Income	9,950
Invesco Small Cap Growth	5,575
Invesco V.I. American Value	65,182
Invesco V.I. Comstock	11,241
Invesco V.I. Core Bond	50,957
Invesco V.I. Discovery Mid Cap Growth	3,309
Invesco V.I. Equity and Income	1,020
Invesco V.I. Global	513
Invesco V.I. Global Real Estate Series I	573
Invesco V.I. Government Money Market	368,765
Invesco V.I. Government Securities	37,588
Invesco V.I. International Growth	65,438
Invesco V.I. Main Street Mid Cap Fund®	7,600
Invesco V.I. Main Street Small Cap Fund®	32,670
Invesco V.I. Small Cap Equity	17,873
Janus Henderson Overseas	2,501
Janus Henderson VIT Enterprise	88,817
Janus Henderson VIT Research	29,774
JPMorgan Insurance Trust Core Bond Portfolio	110,301
Lord Abbett Series Bond-Debenture VC	306,212
MFS® VIT II Research International	14,174
MFS® VIT Research	43,544
MFS® VIT Total Return	71,536
MFS® VIT Utilities	5,556
Morgan Stanley VIF Emerging Markets Equity	20,997
Morningstar Balanced ETF Asset Allocation Portfolio	89,061
Neuberger Berman AMT Sustainable Equity I	48,839
PIMCO High Yield	2,241
PIMCO International Bond (U.S. Dollar-Hedged)	2,701
PIMCO VIT All Asset Administrative	9,237
PIMCO VIT All Asset Advisor	294,091
PIMCO VIT CommodityRealReturn Strategy Administrative	55,201
PIMCO VIT CommodityRealReturn Strategy Advisor	69,332

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets
PIMCO VIT Emerging Markets Bond	$1,942
PIMCO VIT High Yield	8,000
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	14,907
PIMCO VIT Low Duration Administrative	11,647
PIMCO VIT Low Duration Advisor	7,933
PIMCO VIT Real Return Administrative	4,344
PIMCO VIT Real Return Advisor	168,495
PIMCO VIT Total Return Administrative	2,872
PIMCO VIT Total Return Advisor	717,814
Putnam VT Growth Opportunities	110,014
Putnam VT Large Cap Value	121,097
Royce Micro-Cap	39,141
Rydex VIF Banking	19,282
Rydex VIF Biotechnology	94,624
Rydex VIF Energy	51,317
Rydex VIF Financial Services	55,528
Rydex VIF Health Care	38,046
Rydex VIF Inverse Dow 2x Strategy	3
Rydex VIF Inverse Mid-Cap Strategy	27
Rydex VIF Inverse NASDAQ-100® Strategy	13
Rydex VIF Inverse Russell 2000® Strategy	26
Rydex VIF Inverse S&P 500 Strategy	40
Rydex VIF Japan 2x Strategy	385
Rydex VIF Mid-Cap 1.5x Strategy	2,332
Rydex VIF Money Market	202,470
Rydex VIF Real Estate	35,125
Rydex VIF Retailing	1,628
Rydex VIF Russell 2000® 1.5x Strategy	1,721
Rydex VIF Technology	52,595
Rydex VIF Utilities	42,659
T. Rowe Price Blue Chip Growth	481,540
T. Rowe Price Equity Income	226,301
T. Rowe Price Growth Stock	40,331
T. Rowe Price Health Sciences	94,581
Templeton Developing Markets VIP Fund	37,331
Templeton Foreign VIP Fund	686
TOPS® Conservative ETF	534,881
Vanguard® VIF Balanced	1,273,627
Vanguard® VIF Capital Growth	353,504
Vanguard® VIF Conservative Allocation	102,869
Vanguard® VIF Equity Income	246,223
Vanguard® VIF Equity Index	1,626,266
Vanguard® VIF Growth	359,098
Vanguard® VIF International	1,562,033
Vanguard® VIF Mid-Cap Index	395,894
Vanguard® VIF Moderate Allocation	644,461
Vanguard® VIF Real Estate Index	378,935
Vanguard® VIF Short Term Investment Grade	95,157
Vanguard® VIF Small Company Growth	21,650
Vanguard® VIF Total Bond Market Index	1,776,157
Vanguard® VIF Total International Stock Market Index	395,543

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets
Vanguard® VIF Total Stock Market Index	$1,231,455
Victory RS Science and Technology	4,627
Virtus Duff & Phelps Real Estate Securities Series	28,657
Virtus KAR Small-Cap Growth Series	319,087
Virtus SGA International Growth Series	63,902
Voya MidCap Opportunities Portfolio	20,863
Western Asset Variable Global High Yield Bond	21,694

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The COVID-19 pandemic has caused significant social and economic problems worldwide. Those problems include constraints on the operations of businesses (including supply chain interruptions), decreases in consumer mobility and activity, increases in unemployment rates and downturns in many equity and fixed-income markets. The constraints have been caused or exacerbated by governmental responses, including lockdowns, and private-sector responses, including reductions of economic activities. SBL’s business has been affected in various ways, including the operations. SBL cannot predict the length and severity of the COVID-19 pandemic or its effects on SBL.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Account had no financial liabilities as of December 31, 2021.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges

AdvanceDesigns

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 1.20% of the average daily net assets. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•

Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•

Rider Charge: SBL deducts a monthly amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.50% of the contract value. For contracts issued prior to June 19, 2006, maximum rider charge is 1% and for contracts issued prior to February 10 2010, maximum rider charge is 1.60%.

AdvisorDesigns

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.85% of the average daily net assets. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of each Subaccount’s average daily net asset value. The amount of these charges differs by Subaccount and ranges from 0.25% to 0.60%, as indicated in the below table:

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Administrative Charge	Subaccount
0.25%	Guggenheim VIF All Cap Value
Guggenheim VIF Large Cap Value
Guggenheim VIF Small Cap Value
Guggenheim VIF SMid Cap Value
Guggenheim VIF StylePlus Mid Growth
Guggenheim VIF World Equity Income
0.35%	Invesco V.I. International Growth
Invesco V.I. Mid Cap Core Equity
0.40%	Invesco Oppenheimer V.I. Main Street Small Cap Fund
0.45%	Guggenheim VIF Long Short Equity
Guggenheim VIF Multi-Hedge Strategies
Invesco V.I. Government Securities
each Rydex VIF Subaccounts
0.50%	Federated Hermes High Income Bond II
Fidelity VIP Contrafund
Fidelity VIP Growth Opportunities
Fidelity VIP Investment Grade Bond
0.55%	Fidelity VIP Index 500 PIMCO VIT Low Duration
PIMCO VIT Real Return
PIMCO VIT Total Return
Wells Fargo Opportunity VT
0.60%	Federated Hermes Fund for U.S. Government Securities II
Franklin Small-Mid Cap Growth VIP Fund
Invesco V.I. American Franchise
Neuberger Berman AMT Sustainable Equity
Templeton Developing Markets VIP Fund
Templeton Foreign VIP Fund

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•

Account Administrative Charge: SBL deducts an account administrative fee of $30 at each contract anniversary, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: SBL deducts a monthly amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 2% of the contract value.

Security Benefit Advisor

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.75% of the average daily net asset value. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net assets value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $25,000, SBL deducts an additional 0.15% above the minimum annual rate of 0.75%, as a contract level deduction for mortality and expense risk.

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•

Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: SBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.55% of the contract value.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

EliteDesigns

Mortality and Expense Risk Charge: The EliteDesigns and EliteDesigns II mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 0.00% to 1.20% of the average daily net assets. EliteDesigns: If the net asset value of an individual contract is less than $500,000, SBL deducts a mortality and expense risk charge of 0.20%. If the net asset value of an individual contract is greater than $500,000, no mortality and expense risk charge is deducted. EliteDesigns II: Prior to December 2, 2021, SBL deducted a mortality an expense risk charge of 1.20%. After December 2, 2021, If the net asset value of an individual contract is less than $500,000, SBL deducts a mortality and expense risk charge of 1.20%. If the net asset value of an individual contract is greater than $500,000, SBL deducts a mortality and expense risk charge of 1.00. All contracts, once annuitized, will be assessed with a mortality and expense risk charge of 0.30% annually of the average daily net assets. Currently, there are no policies in the annuitization stage.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of each Subaccount’s average daily net asset value. The amount of these charges differs by Subaccount and ranges from 0.25% to 0.65%, as indicated in the below table:

Administrative Charge	Product	Subaccount
0.65%	EliteDesigns II	Dimensional VA Equity Allocation	Vanguard® VIF Equity Index
		Dimensional VA Global Bond Portfolio	Vanguard® VIF Global Bond Index
		Dimensional VA Global Moderate Allocation	Vanguard® VIF Growth
		Dimensional VA International Small Portfolio	Vanguard® VIF High Yield Bond
		Dimensional VA International Value Portfolio	Vanguard® VIF International
		Dimensional VA Short-Term Fixed Portfolio	Vanguard® VIF Mid-Cap Index
		Dimensional VA U.S. Large Value Portfolio	Vanguard® VIF Moderate Allocation
		Dimensional VA U.S. Targeted Value Portfolio	Vanguard® VIF Real Estate Index
Vanguard® VIF Short Term Investment Grade
		Vanguard® VIF Balanced	Vanguard® VIF Small Company Growth
		Vanguard® VIF Capital Growth	Vanguard® VIF Total Bond Market Index
		Vanguard® VIF Conservative Allocation	Vanguard® VIF Total International Stock Market Index
Vanguard® VIF Diversified Value
		Vanguard® VIF Equity Income	Vanguard® VIF Total Stock Market Index
0.25%	EliteDesigns and EliteDesigns II	All other subaccounts

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to affect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Contingent Deferred Sales Charge (CDSC): For a 5 year contract, SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 5% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first five years of the contract. For a 0 year and EliteDesigns II contract, SBL does not deduct any CDSC throughout the life of the contract.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

•	Rider Charge: SBL deducts an amount for each optional rider, equal to a percentage of the contract value, not to exceed a total charge of 1.25% of the contract value.

SecureDesigns

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.60% of the average daily net asset. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•

Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•	Rider Charge: SBL deducts an amount for each rider, equal to a percentage of contract value, not to exceed a total charge of 2.00% of the contract value.

Valuebuilder

Mortality and Expense Risk Charge: For NEA Valuebuilder contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.75% of the average daily net asset value to contracts with $25,000 or more and 0.90% of the average daily net asset value to contracts with less than $25,000. For NEA Valuebuilder – RID contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.10% of the average daily net asset value. For AEA Valuebuilder contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.95% of the average daily net asset value to contracts with $25,000 or more and 1.10% of the average daily net asset value to contracts with less than $25,000. During the annuity period mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.25% of the average daily net asset value for certain annuity options.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net asset value.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•

Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: SBL deducts a monthly amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.55% of the contract value.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2021 and 2020, were as follows:

	2021			2020
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
7Twelve Balanced Portfolio	2,968	(4,720)	(1,752)	2,273	(1,835)	438
AB VPS Dynamic Asset Allocation	24,026	(19,477)	4,549	42,323	(23,248)	19,075
AB VPS Global Thematic Growth	116	(3)	113	14	—	14
AB VPS Growth and Income	5,510	(5,019)	491	577	(9,170)	(8,593)
AB VPS Small/Mid Cap Value	112,359	(33,511)	78,848	241,214	(69,352)	171,862
AFIS Capital World Growth and Income (b)	2,178	(1,649)	529	3,466	(15,480)	(12,014)
AFIS U.S. Government Securities (b)	14,803	(313,543)	(298,740)	378,816	(21,589)	357,227
AFIS Washington Mutual Investors (b)	2,108	(4,923)	(2,815)	210,619	(214,761)	(4,142)
Alger Capital Appreciation (d)	472	(4,784)	(4,312)	60,676	(70,803)	(10,127)
Alger Large Cap Growth (d)	1,478	(833)	645	38,885	(36,774)	2,111
Allspring Growth (b)	2,506	(5,272)	(2,766)	1,563	(6,685)	(5,122)
Allspring International Equity VT (b)	129	—	129	126	—	126
Allspring Large Cap Core (b)	5,310	(12,789)	(7,479)	10,213	(29,814)	(19,601)
Allspring Omega Growth VT (b)	1,448	(4,117)	(2,669)	362	(957)	(595)
Allspring Opportunity (b)	2,852	(3,992)	(1,140)	22,246	(36,077)	(13,831)
Allspring Opportunity VT (b)	15,651	(33,768)	(18,117)	6,747	(29,317)	(22,570)
Allspring Small Company Value (b)	29,792	(92,939)	(63,147)	44,155	(105,757)	(61,602)
ALPS/Alerian Energy Infrastructure	12,045	(27,134)	(15,089)	6,817	(4,224)	2,593
American Century Diversified Bond	12,820	(3,191)	9,629	13,732	(10,468)	3,264
American Century Equity Income	43,017	(108,749)	(65,732)	265,184	(110,032)	155,152
American Century Heritage	24,980	(17,840)	7,140	7,070	(31,213)	(24,143)
American Century International Bond	103	(274)	(171)	704	(3)	701
American Century International Growth	61,939	(81,909)	(19,970)	172,936	(193,910)	(20,974)
American Century Select	13,119	(28,079)	(14,960)	23,882	(32,275)	(8,393)
American Century Strategic Allocation: Aggressive	5,791	(13,555)	(7,764)	10,083	(19,423)	(9,340)

(b)	Name change. See Note 1.
(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2021			2020
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century Strategic Allocation: Conservative	4,350	(21,920)	(17,570)	24,230	(26,894)	(2,664)
American Century Strategic Allocation: Moderate	28,492	(68,082)	(39,590)	26,512	(47,083)	(20,571)
American Century Ultra®	6,170	(2,308)	3,862	5,827	(8,145)	(2,318)
American Century VP Disciplined Core Value	5,847	(1,460)	4,387	652	(31,957)	(31,305)
American Century VP Inflation Protection	65,165	(14,313)	50,852	16,641	(5,906)	10,735
American Century VP International	210	(3,355)	(3,145)	274	(563)	(289)
American Century VP Mid Cap Value (d)	71,828	(88,102)	(16,274)	35,262	(91,548)	(56,286)
American Century VP Ultra®	113,506	(185,663)	(72,157)	213,605	(244,442)	(30,837)
American Century VP Value	310,036	(332,638)	(22,602)	224,585	(551,140)	(326,555)
American Funds IS® Asset Allocation	530,233	(334,653)	195,580	894,009	(292,285)	601,724
American Funds IS® Capital World Bond	63,186	(661,867)	(598,681)	409,445	(311,633)	97,812
American Funds IS® Global Growth	181,543	(113,656)	67,887	244,270	(261,453)	(17,183)
American Funds IS® Global Small Capitalization	32,905	(2,246)	30,659	1,531	(2,053)	(522)
American Funds IS® Growth	125,389	(112,873)	12,516	107,617	(66,921)	40,696
American Funds IS® Growth-Income	542,820	(307,585)	235,235	680,112	(519,598)	160,514
American Funds IS® International	114,347	(100,470)	13,877	130,407	(236,292)	(105,885)
American Funds IS® International Growth and Income	31,890	(797)	31,093	11,451	(16,391)	(4,940)
American Funds IS® Mortgage	1,808	(200)	1,608	26,509	(457)	26,052
American Funds IS® New World	150,061	(36,889)	113,172	62,252	(78,068)	(15,816)
AMG River Road Mid Cap Value (b)	8,187	(18,219)	(10,032)	11,040	(34,086)	(23,046)
Ariel®	11,961	(27,873)	(15,912)	13,880	(20,518)	(6,638)
Baron Asset	4,311	(6,800)	(2,489)	4,227	(6,857)	(2,630)
BlackRock Advantage Large Cap Core V.I.	6,473	(657)	5,816	36,577	(42,279)	(5,702)
BlackRock Advantage Small Cap Growth	1,520	(6,021)	(4,501)	5,373	(3,633)	1,740
BlackRock Basic Value V.I.	1,758	(11)	1,747	8,745	(11,670)	(2,925)
BlackRock Capital Appreciation V.I.	1,770	(5,258)	(3,488)	24,689	(18,892)	5,797
BlackRock Equity Dividend	3,555	(5,371)	(1,816)	17,087	(8,635)	8,452

(b)	Name change. See Note 1.
(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2021			2020
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
BlackRock Equity Dividend V.I.	248,171	(195,212)	52,959	250,659	(207,195)	43,464
BlackRock Global Allocation	1,083	(2,002)	(919)	2,492	(25,534)	(23,042)
BlackRock Global Allocation V.I.	41,561	(66,254)	(24,693)	85,583	(30,711)	54,872
BlackRock High Yield V.I.	527,377	(280,285)	247,092	3,246,286	(3,566,177)	(319,891)
BlackRock International Dividend	3,846	(86)	3,760	1,912	(28,762)	(26,850)
BlackRock Large Cap Focus Growth V.I.	1,223	(144)	1,079	30,249	(30,817)	(568)
BNY Mellon Appreciation	106,324	(119,671)	(13,347)	158,372	(128,556)	29,816
BNY Mellon Dynamic Value	17,717	(25,696)	(7,979)	9,241	(24,735)	(15,494)
BNY Mellon IP MidCap Stock	170,933	(92,555)	78,378	155,157	(161,188)	(6,031)
BNY Mellon IP Small Cap Stock Index	172,503	(125,012)	47,491	92,084	(154,394)	(62,310)
BNY Mellon IP Technology Growth	153,997	(148,396)	5,601	246,380	(310,707)	(64,327)
BNY Mellon Opportunistic Midcap Value	4,857	(14,302)	(9,445)	8,676	(21,644)	(12,968)
BNY Mellon Stock Index	379	(5,560)	(5,181)	6,240	(11,090)	(4,850)
BNY Mellon VIF Appreciation	154,340	(130,615)	23,725	335,011	(93,475)	241,536
Calamos® Growth	19,612	(51,263)	(31,651)	18,986	(78,904)	(59,918)
Calamos® Growth and Income	74,417	(45,220)	29,197	28,631	(60,713)	(32,082)
Calamos® High Income Opportunities	3,821	(7,221)	(3,400)	5,052	(5,602)	(550)
ClearBridge Small Cap Growth	29	—	29	29	—	29
ClearBridge Variable Aggressive Growth	69,025	(258,422)	(189,397)	199,968	(460,717)	(260,749)
ClearBridge Variable Small Cap Growth	113,647	(153,131)	(39,484)	201,198	(178,695)	22,503
Delaware Ivy Asset Strategy (b)	1,646	(1,655)	(9)	4,037	(8,129)	(4,092)
Delaware Ivy VIP Asset Strategy (b)	4,157	(4,369)	(212)	45,288	(10,068)	35,220
Delaware Ivy VIP Balanced (b)	168	(4,131)	(3,963)	4,285	(5)	4,280
Delaware Ivy VIP Core Equity (b)	156	(6,722)	(6,566)	201	(51)	150
Delaware Ivy VIP Energy (b)	45,494	(30,533)	14,961	1,062	(1,536)	(474)
Delaware Ivy VIP Global Bond (b)	2,519	(1,756)	763	356	(11,261)	(10,905)
Delaware Ivy VIP Global Equity Income (b)	7,262	(124)	7,138	75	(2)	73
Delaware Ivy VIP Global Growth (b)	1,566	—	1,566	1,532	—	1,532

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2021			2020
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Delaware Ivy VIP Growth (b)	181	(987)	(806)	1,613	(4,731)	(3,118)
Delaware Ivy VIP High Income (b)	12,026	(9,155)	2,871	301,847	(314,571)	(12,724)
Delaware Ivy VIP International Core Equity (b)	1,742	(3,462)	(1,720)	2,377	(9,697)	(7,320)
Delaware Ivy VIP Limited-Term Bond (b)	8,869	(330)	8,539	10,932	(10,932)	—
Delaware Ivy VIP Mid Cap Growth (b)	6,407	(5,730)	677	6,606	(377)	6,229
Delaware Ivy VIP Natural Resources (b)	19,118	(14,613)	4,505	30,044	(1,582)	28,462
Delaware Ivy VIP Science And Technology (b)	1,986	(9,271)	(7,285)	3,871	(9,140)	(5,269)
Delaware Ivy VIP Securian Real Estate Securities (b)	94	(1,571)	(1,477)	139	(55)	84
Delaware Ivy VIP Small Cap Growth (b)	4,191	(720)	3,471	7,365	(9,944)	(2,579)
Delaware Ivy VIP Smid Cap Core (b)	2,252	(6,200)	(3,948)	1,008	(3,267)	(2,259)
Delaware Ivy VIP Value (b)	2,657	(4,413)	(1,756)	2,784	(4,313)	(1,529)
Dimensional VA Equity Allocation	23,939	(4,552)	19,387	23,353	(34,904)	(11,551)
Dimensional VA Global Bond Portfolio	79,156	(6,149)	73,007	18,700	(70,106)	(51,406)
Dimensional VA Global Moderate Allocation	152,836	(119,566)	33,270	—	—	—
Dimensional VA International Small Portfolio	91,377	(8,508)	82,869	25,411	(38,495)	(13,084)
Dimensional VA International Value Portfolio	63,327	(10,004)	53,323	13,722	(51,813)	(38,091)
Dimensional VA Short-Term Fixed Portfolio	135,639	(19,338)	116,301	64,746	(107,801)	(43,055)
Dimensional VA U.S. Large Value Portfolio	68,204	(34,991)	33,213	15,250	(38,806)	(23,556)
Dimensional VA U.S. Targeted Value Portfolio	64,203	(32,512)	31,691	24,367	(18,591)	5,776
DWS Capital Growth VIP	55	(13)	42	61	(1,537)	(1,476)
DWS Core Equity VIP	147	(1)	146	168	(2,321)	(2,153)
DWS CROCI® U.S. VIP	26	(186)	(160)	30	(213)	(183)
DWS Global Small Cap VIP	116	(3)	113	114	(5)	109
DWS High Income VIP	27,286	(627)	26,659	29	(1)	28
DWS International Growth VIP	31	(223)	(192)	36	(255)	(219)
DWS Small Mid Cap Value VIP	32,069	(30,782)	1,287	31	—	31
Eaton Vance VT Floating-Rate Income	379,531	(102,661)	276,870	410,321	(644,207)	(233,886)
Federated Hermes Corporate Bond	168,066	(203,287)	(35,221)	268,519	(189,996)	78,523

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2021			2020
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Federated Hermes Fund for U.S. Government Securities II	268,034	(597,692)	(329,658)	616,461	(408,752)	207,709
Federated Hermes High Income Bond II	45,786	(104,170)	(58,384)	194,533	(952,291)	(757,758)
Fidelity® Advisor Dividend Growth	12,578	(20,312)	(7,734)	21,252	(37,290)	(16,038)
Fidelity® Advisor International Capital Appreciation (d)	783	(4,235)	(3,452)	881	(2,571)	(1,690)
Fidelity® Advisor Leveraged Company Stock	386	(408)	(22)	529	(577)	(48)
Fidelity® Advisor New Insights	1,003	(1,885)	(882)	12,230	(115,722)	(103,492)
Fidelity® Advisor Real Estate	10,405	(24,547)	(14,142)	19,488	(18,548)	940
Fidelity® Advisor Stock Selector Mid Cap	15,196	(35,408)	(20,212)	18,920	(24,721)	(5,801)
Fidelity® Advisor Value Strategies	25,220	(9,959)	15,261	10,079	(29,956)	(19,877)
Fidelity® VIP Balanced	146,810	(11,678)	135,132	7,823	(30,798)	(22,975)
Fidelity® VIP Contrafund	132,745	(190,673)	(57,928)	276,156	(202,931)	73,225
Fidelity® VIP Disciplined Small Cap	28,899	(259)	28,640	576	(739)	(163)
Fidelity® VIP Emerging Markets	37,506	(22,571)	14,935	13,227	(14,401)	(1,174)
Fidelity® VIP Equity-Income	146,527	(87,632)	58,895	128,092	(83,903)	44,189
Fidelity® VIP Growth & Income	135,747	(92,986)	42,761	92,835	(110,515)	(17,680)
Fidelity® VIP Growth Opportunities	369,719	(405,234)	(35,515)	951,284	(595,448)	355,836
Fidelity® VIP High Income	885,117	(917,317)	(32,200)	1,226,794	(1,064,274)	162,520
Fidelity® VIP Index 500	473,099	(454,660)	18,439	308,883	(369,633)	(60,750)
Fidelity® VIP Investment Grade Bond	193,534	(263,650)	(70,116)	541,033	(559,390)	(18,357)
Fidelity® VIP Mid Cap	15,623	(4,452)	11,171	4,570	(1,709)	2,861
Fidelity® VIP Overseas	81,367	(158,063)	(76,696)	525,285	(157,491)	367,794
Fidelity® VIP Real Estate	5,785	(1,685)	4,100	10,537	(9,492)	1,045
Fidelity® VIP Strategic Income	54,006	(14,082)	39,924	25,135	(123,524)	(98,389)
Franklin Allocation VIP Fund	36,599	(52,913)	(16,314)	12,498	(40,855)	(28,357)
Franklin DynaTech VIP (b)	2,578	(58)	2,520	4,187	(16)	4,171
Franklin Growth and Income VIP Fund	7,675	(5,564)	2,111	27,647	(11,388)	16,259

(b)	Name change. See Note 1.
(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2021			2020
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Franklin Income VIP Fund	555,935	(309,017)	246,918	100,186	(629,706)	(529,520)
Franklin Large Cap Growth VIP Fund	5	(673)	(668)	10,989	(12,511)	(1,522)
Franklin Mutual Global Discovery VIP Fund	57,484	(163,939)	(106,455)	80,010	(272,174)	(192,164)
Franklin Mutual Shares VIP Fund	7,612	(3,750)	3,862	82	(53)	29
Franklin Rising Dividends VIP Fund	4,236	(22,407)	(18,171)	8,289	(24,600)	(16,311)
Franklin Small Cap Value VIP Fund	226,715	(179,597)	47,118	22,626	(215,852)	(193,226)
Franklin Small-Mid Cap Growth VIP Fund	30,327	(144,295)	(113,968)	99,485	(48,240)	51,245
Franklin Strategic Income VIP Fund	51,449	(792,570)	(741,121)	143,846	(155,457)	(11,611)
Franklin U.S. Government Securities VIP Fund	11,748	(15,697)	(3,949)	39,848	(41,908)	(2,060)
Goldman Sachs Emerging Markets Equity	60,443	(74,054)	(13,611)	25,019	(94,425)	(69,406)
Goldman Sachs Government Income	69,983	(64,727)	5,256	125,766	(92,050)	33,716
Goldman Sachs VIT Growth Opportunities	454	(1,950)	(1,496)	2,166	(1,277)	889
Goldman Sachs VIT High Quality Floating Rate	4,928	(30)	4,898	36	(2)	34
Goldman Sachs VIT International Equity Insights	10,520	(298)	10,222	544	(26)	518
Goldman Sachs VIT Large Cap Value	7	(1)	6	10,848	(10,615)	233
Goldman Sachs VIT Mid Cap Value	5,457	(29,185)	(23,728)	3,317	(19,775)	(16,458)
Goldman Sachs VIT Small Cap Equity Insights	1,354	(1,020)	334	1,429	(3,498)	(2,069)
Goldman Sachs VIT Strategic Growth	308	(232)	76	5,157	(8,859)	(3,702)
Guggenheim Alpha Opportunity	246	(769)	(523)	261	(32)	229
Guggenheim Core Bond (b)	111,609	(129,029)	(17,420)	328,779	(202,661)	126,118
Guggenheim Floating Rate Strategies	44,106	(19,765)	24,341	21,256	(95,316)	(74,060)
Guggenheim High Yield	44,509	(26,083)	18,426	33,848	(83,370)	(49,522)
Guggenheim Large Cap Value	10,088	(46,322)	(36,234)	37,204	(193,812)	(156,608)
Guggenheim Long Short Equity	1,596	(2,983)	(1,387)	1,947	(3,519)	(1,572)
Guggenheim Macro Opportunities	118	(399)	(281)	34	(77)	(43)
Guggenheim Multi-Hedge Strategies	64	(711)	(647)	1,444	(98)	1,346
Guggenheim Small Cap Value	590	(6,544)	(5,954)	1,638	(3,701)	(2,063)
Guggenheim SMid Cap Value	20,074	(83,532)	(63,458)	68,613	(75,129)	(6,516)

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2021			2020
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Guggenheim StylePlus Large Core	9,854	(17,198)	(7,344)	28,027	(53,404)	(25,377)
Guggenheim StylePlus Mid Growth	12,039	(14,840)	(2,801)	14,459	(37,324)	(22,865)
Guggenheim Total Return Bond	8,392	(5,260)	3,132	21,198	(36,316)	(15,118)
Guggenheim VIF All Cap Value	145,812	(162,023)	(16,211)	136,077	(492,630)	(356,553)
Guggenheim VIF Alpha Opportunity	4,513	(19,902)	(15,389)	7,062	(41,350)	(34,288)
Guggenheim VIF Floating Rate Strategies	804,691	(76,975)	727,716	70,474	(220,058)	(149,584)
Guggenheim VIF Global Managed Futures Strategy	8,940	(14,272)	(5,332)	9,898	(91,699)	(81,801)
Guggenheim VIF High Yield	267,892	(161,063)	106,829	210,888	(440,948)	(230,060)
Guggenheim VIF Large Cap Value (b)	235,686	(561,231)	(325,545)	580,972	(759,080)	(178,108)
Guggenheim VIF Long Short Equity	215,694	(256,797)	(41,103)	72,778	(501,419)	(428,641)
Guggenheim VIF Managed Asset Allocation	49,733	(109,481)	(59,748)	56,997	(114,647)	(57,650)
Guggenheim VIF Multi-Hedge Strategies	394,343	(462,482)	(68,139)	780,461	(458,012)	322,449
Guggenheim VIF Small Cap Value	121,207	(123,002)	(1,795)	91,133	(189,994)	(98,861)
Guggenheim VIF SMid Cap Value	114,394	(225,736)	(111,342)	128,625	(342,483)	(213,858)
Guggenheim VIF StylePlus Large Core	136,553	(211,427)	(74,874)	192,438	(558,139)	(365,701)
Guggenheim VIF StylePlus Large Growth	96,780	(150,938)	(54,158)	140,088	(244,022)	(103,934)
Guggenheim VIF StylePlus Mid Growth	186,272	(215,638)	(29,366)	86,555	(134,471)	(47,916)
Guggenheim VIF StylePlus Small Growth	23,888	(43,849)	(19,961)	30,402	(111,197)	(80,795)
Guggenheim VIF Total Return Bond	926,098	(1,575,808)	(649,710)	2,227,719	(1,288,824)	938,895
Guggenheim VIF World Equity Income	355,381	(448,373)	(92,992)	108,690	(279,698)	(171,008)
Guggenheim World Equity Income	30,786	(44,738)	(13,952)	35,997	(122,251)	(86,254)
Invesco American Franchise	9,570	(33,473)	(23,903)	20,923	(8,318)	12,605
Invesco Comstock	25,700	(70,036)	(44,336)	51,166	(172,083)	(120,917)
Invesco Developing Markets	7,812	(5,726)	2,086	4,875	(6,232)	(1,357)
Invesco Discovery	2,610	(1,429)	1,181	1,724	(2,602)	(878)
Invesco Discovery Mid Cap Growth	17,619	(20,560)	(2,941)	78,785	(72,800)	5,985
Invesco Energy	1,525	(392)	1,133	9,923	(14,347)	(4,424)
Invesco Equity and Income	43,423	(80,929)	(37,506)	49,611	(61,751)	(12,140)

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2021			2020
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco Global	1,784	(2,898)	(1,114)	5,016	(8,232)	(3,216)
Invesco Gold & Special Minerals	737	(108)	629	16,435	(29,045)	(12,610)
Invesco Main Street Mid Cap	9,029	(24,968)	(15,939)	127,740	(98,162)	29,578
Invesco Oppenheimer V.I. International Growth Fund	831	(37,079)	(36,248)	7,767	(17,126)	(9,359)
Invesco Small Cap Growth (d)	3,450	(13,698)	(10,248)	3,768	(14,758)	(10,990)
Invesco Technology	11,485	(6,870)	4,615	17,557	(29,764)	(12,207)
Invesco V.I. American Franchise Series I	8,682	(12,609)	(3,927)	11,973	(26,245)	(14,272)
Invesco V.I. American Franchise Series II	3,311	(11,269)	(7,958)	2,226	(5,146)	(2,920)
Invesco V.I. American Value (c)	432,171	(128,061)	304,110	1,845	(16,123)	(14,278)
Invesco V.I. Balanced-Risk Allocation	4,150	(1,502)	2,648	130	(550)	(420)
Invesco V.I. Comstock	425,064	(305,935)	119,129	103,538	(1,022,336)	(918,798)
Invesco V.I. Core Bond (b)	148,685	(930,295)	(781,610)	1,460,220	(2,427,146)	(966,926)
Invesco V.I. Core Equity	1,295	(50)	1,245	25	(9)	16
Invesco V.I. Discovery Mid Cap Growth (b)	71,219	(79,239)	(8,020)	371,807	(412,507)	(40,700)
Invesco V.I. Equity and Income (c)	66,623	(245,781)	(179,158)	234,606	(153,353)	81,253
Invesco V.I. Global (b)	31,446	(58,589)	(27,143)	50,186	(85,943)	(35,757)
Invesco V.I. Global Core Equity	78	(7)	71	76	(1)	75
Invesco V.I. Global Real Estate Series I	49,320	(88,447)	(39,127)	58,033	(119,278)	(61,245)
Invesco V.I. Global Real Estate Series II	3,976	(5,928)	(1,952)	14,380	(18,433)	(4,053)
Invesco V.I. Global Strategic Income (b)	45	(2,979)	(2,934)	97	(157)	(60)
Invesco V.I. Government Money Market	1,826,989	(2,245,225)	(418,236)	4,199,348	(3,462,999)	736,349
Invesco V.I. Government Securities	651,258	(718,065)	(66,807)	2,429,655	(2,163,230)	266,425
Invesco V.I. Growth and Income	32	—	32	12,848	(13,346)	(498)
Invesco V.I. Health Care Series I	43,761	(126,873)	(83,112)	122,121	(115,879)	6,242
Invesco V.I. Health Care Series II	3,015	(9,198)	(6,183)	436	(13,587)	(13,151)
Invesco V.I. High Yield	23	(2,341)	(2,318)	508	(1,755)	(1,247)

(b)	Name change. See Note 1.
(c)	Merger. See Note 1.
(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2021			2020
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. International Growth	234,908	(414,614)	(179,706)	836,260	(1,316,546)	(480,286)
Invesco V.I. Main Street Mid Cap Fund® (b)	44,520	(193,624)	(149,104)	163,210	(149,059)	14,151
Invesco V.I. Main Street Small Cap Fund® (b)	112,154	(152,684)	(40,530)	140,046	(203,013)	(62,967)
Invesco V.I. Managed Volatility (c)	61	(6,200)	(6,139)	6,384	(15,123)	(8,739)
Invesco V.I. S&P 500 Index	2,828	(1,258)	1,570	26,918	(25,064)	1,854
Invesco V.I. Small Cap Equity	1,035	(853)	182	950	(291)	659
Invesco V.I. Value Opportunities (c)	55,131	(230,509)	(175,378)	22,045	(42,324)	(20,279)
Invesco Value Opportunities	16,520	(29,403)	(12,883)	30,891	(51,094)	(20,203)
Janus Henderson Mid Cap Value	941	(4,946)	(4,005)	4,073	(3,050)	1,023
Janus Henderson Overseas	63,616	(57,991)	5,625	75,223	(93,784)	(18,561)
Janus Henderson U.S. Managed Volatility	7,896	(14,212)	(6,316)	12,432	(15,019)	(2,587)
Janus Henderson VIT Enterprise	150,873	(244,139)	(93,266)	94,882	(357,489)	(262,607)
Janus Henderson VIT Forty	—	—	—	2,186	(3,047)	(861)
Janus Henderson VIT Mid Cap Value	5,118	(698)	4,420	3,450	(36)	3,414
Janus Henderson VIT Overseas	18,635	(6,036)	12,599	33,338	(13,431)	19,907
Janus Henderson VIT Research	35,138	(127,862)	(92,724)	179,363	(326,455)	(147,092)
JPMorgan Insurance Trust Core Bond Portfolio	198,179	(259,397)	(61,218)	379,761	(299,668)	80,093
JPMorgan Insurance Trust Small Cap Core Portfolio	13,011	(8,296)	4,715	317	—	317
JPMorgan Insurance Trust US Equity Portfolio	195	(5)	190	232	(8,031)	(7,799)
Lord Abbett Series Bond-Debenture VC	187,430	(200,659)	(13,229)	569,509	(510,670)	58,839
Lord Abbett Series Developing Growth VC	59,005	(63,465)	(4,460)	62,744	(88,100)	(25,356)
Lord Abbett Series Dividend Growth VC	1,052	(3,107)	(2,055)	227	(2,299)	(2,072)
Lord Abbett Series Growth Opportunities VC	2,363	(4,620)	(2,257)	2,568	(3,145)	(577)
Lord Abbett Series Mid Cap Stock VC	130	(162)	(32)	139	(502)	(363)
Lord Abbett Series Total Return VC	35,554	(1,855)	33,699	1,860	(5)	1,855
MFS® VIT Emerging Markets Equity	799	(7,746)	(6,947)	9,479	(18,872)	(9,393)
MFS® VIT Global Tactical Allocation	21	(95)	(74)	24	(97)	(73)

(b)	Name change. See Note 1.
(c)	Merger. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2021			2020
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MFS® VIT High Yield	273	(12,356)	(12,083)	117,362	(100,200)	17,162
MFS® VIT II MA Investors Growth Stock	—	—	—	125	(8,862)	(8,737)
MFS® VIT II Research International	219,433	(365,702)	(146,269)	731,171	(332,408)	398,763
MFS® VIT International Intrinsic Value	9,961	(14,656)	(4,695)	130,101	(25,133)	104,968
MFS® VIT Investors Trust	3,239	(273)	2,966	231	(217)	14
MFS® VIT New Discovery	6,798	(2,276)	4,522	409	(3,274)	(2,865)
MFS® VIT Research	1,854	(6,684)	(4,830)	198	(35)	163
MFS® VIT Total Return	65,621	(206,111)	(140,490)	190,348	(650,450)	(460,102)
MFS® VIT Total Return Bond	15,539	(451)	15,088	9,491	(3,463)	6,028
MFS® VIT Utilities	201,967	(261,726)	(59,759)	111,911	(169,445)	(57,534)
Morgan Stanley VIF Emerging Markets Debt	4,042	(3,684)	358	747	(877)	(130)
Morgan Stanley VIF Emerging Markets Equity	113,107	(535,214)	(422,107)	787,614	(844,719)	(57,105)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	43,812	(92,252)	(48,440)	67,837	(44,631)	23,206
Morningstar Balanced ETF Asset Allocation Portfolio	177,735	(808,635)	(630,900)	713,244	(53,436)	659,808
Morningstar Conservative ETF Asset Allocation Portfolio	117,173	(111,523)	5,650	238,513	(179,331)	59,182
Morningstar Growth ETF Asset Allocation Portfolio	72,563	(265,159)	(192,596)	336,329	(122,438)	213,891
Morningstar Income and Growth ETF Asset Allocation Portfolio	46,303	(71,825)	(25,522)	77,711	(6,818)	70,893
Neuberger Berman AMT Sustainable Equity I	36,162	(82,779)	(46,617)	35,457	(139,837)	(104,380)
Neuberger Berman AMT Sustainable Equity S	16,717	(40,432)	(23,715)	14,986	(52,186)	(37,200)
Neuberger Berman Core Bond	17,383	(30,304)	(12,921)	39,413	(166,752)	(127,339)
Neuberger Berman Large Cap Value	5,589	(7,450)	(1,861)	4,898	(18,602)	(13,704)
Neuberger Berman Sustainable Equity	4,871	(12,868)	(7,997)	17,131	(10,364)	6,767
North Square Oak Ridge Small Cap Growth	275	(229)	46	453	(3,444)	(2,991)
Northern Global Tactical Asset Allocation	461	(470)	(9)	1,911	(932)	979
Northern Large Cap Core	454	(1,442)	(988)	2,198	(1,254)	944
Northern Large Cap Value	1,719	(755)	964	2,264	(15,998)	(13,734)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2021			2020
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
PGIM Focused Growth (c)	397,069	(910)	396,159	—	—	—
PGIM Jennison 20/20 Focus (c)	7,894	(194,203)	(186,309)	14,585	(47,427)	(32,842)
PGIM Jennison Mid-Cap Growth	517	(1,718)	(1,201)	6,460	(4,645)	1,815
PGIM Jennison Natural Resources	175	(289)	(114)	485	(255)	230
PGIM Jennison Small Company	1,275	(6,347)	(5,072)	4,374	(6,915)	(2,541)
PGIM Quant Solutions Small-Cap Value (b)	862	(1,802)	(940)	1,010	(8,241)	(7,231)
PIMCO All Asset	1,505	(3,561)	(2,056)	2,242	(9,950)	(7,708)
PIMCO CommodityRealReturn Strategy	4,724	(3,692)	1,032	5,745	(4,487)	1,258
PIMCO Emerging Markets Bond	13,107	(261)	12,846	137	(81)	56
PIMCO High Yield	8,683	(24,924)	(16,241)	21,990	(16,860)	5,130
PIMCO International Bond (U.S. Dollar-Hedged)	55,852	(133,712)	(77,860)	131,097	(152,371)	(21,274)
PIMCO Low Duration	499	(11)	488	2,035	(2,326)	(291)
PIMCO Real Return	6,959	(10,558)	(3,599)	12,186	(23,137)	(10,951)
PIMCO StocksPLUS® Small Fund	1,915	(2,808)	(893)	7,667	(69,544)	(61,877)
PIMCO Total Return	17,932	(24,169)	(6,237)	33,092	(54,970)	(21,878)
PIMCO VIT All Asset Administrative	58,796	(53,020)	5,776	64,147	(110,770)	(46,623)
PIMCO VIT All Asset Advisor	10,740	(3,154)	7,586	15,408	(7,560)	7,848
PIMCO VIT CommodityRealReturn Strategy Administrative	1,834,925	(873,181)	961,744	874,351	(803,151)	71,200
PIMCO VIT CommodityRealReturn Strategy Advisor	39,355	(13,432)	25,923	13,329	(14,340)	(1,011)
PIMCO VIT Emerging Markets Bond	345,794	(325,866)	19,928	233,146	(272,463)	(39,317)
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	157	(91)	66	153	(28)	125
PIMCO VIT Global Managed Asset Allocation	5,696	(387)	5,309	7,859	(4)	7,855
PIMCO VIT High Yield	15,757	(3,937)	11,820	137,345	(261,501)	(124,156)
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	426,206	(214,578)	211,628	311,236	(339,481)	(28,245)

(b)	Name change. See Note 1.
(c)	Merger. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2021			2020
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
PIMCO VIT International Bond Portfolio (Unhedged)	3,404	(1,316)	2,088	1,335	(475)	860
PIMCO VIT Low Duration Administrative (d)	915,062	(1,433,497)	(518,435)	1,780,681	(1,235,294)	545,387
PIMCO VIT Low Duration Advisor	42,502	(43,402)	(900)	215,634	(226,194)	(10,560)
PIMCO VIT Real Return Administrative (d)	786,536	(522,706)	263,830	810,898	(1,056,257)	(245,359)
PIMCO VIT Real Return Advisor	73,113	(37,411)	35,702	37,390	(63,951)	(26,561)
PIMCO VIT Short-Term	276,147	(241,606)	34,541	140,510	(246,614)	(106,104)
PIMCO VIT Total Return Administrative	325,109	(365,303)	(40,194)	585,537	(600,564)	(15,027)
PIMCO VIT Total Return Advisor	427,048	(360,947)	66,101	1,234,514	(957,878)	276,636
Pioneer Bond VCT	13,133	(5,759)	7,374	5,369	(210,038)	(204,669)
Pioneer Equity Income VCT	1,586	(22)	1,564	369	(2,146)	(1,777)
Pioneer High Yield VCT	3,991	(3,991)	—	3,008	(13,838)	(10,830)
Pioneer Real Estate Shares VCT	58	(21)	37	166	(2,110)	(1,944)
Pioneer Strategic Income	404	(595)	(191)	600	(2,307)	(1,707)
Pioneer Strategic Income VCT	15,561	(17)	15,544	841	(113,980)	(113,139)
Probabilities Fund	32,449	(29,610)	2,839	162,151	(23,656)	138,495
Putnam VT Diversified Income	8,345	(31,237)	(22,892)	13,127	(32,579)	(19,452)
Putnam VT Global Asset Allocation	33	—	33	37	(5)	32
Putnam VT Growth Opportunities	3,336	(4,490)	(1,154)	22,537	(9,461)	13,076
Putnam VT High Yield	140	(63,875)	(63,735)	2,079	(5,036)	(2,957)
Putnam VT Income	57,664	(208,229)	(150,565)	349,774	(185,530)	164,244
Putnam VT Large Cap Value (b)	16,861	(11,090)	5,771	12,437	(6,693)	5,744
Putnam VT Multi-Asset Absolute Return	1,113	(31,684)	(30,571)	7,425	(21,019)	(13,594)
Putnam VT Multi-Cap Core	2,394	—	2,394	41	(8,385)	(8,344)
Putnam VT Small Cap Growth	55	(7)	48	2,630	(2,583)	47
Putnam VT Small Cap Value	97,337	(12,940)	84,397	4,124	(3,109)	1,015
Redwood Managed Volatility	2,339	(954)	1,385	13,848	(84,150)	(70,302)
Royce Micro-Cap	243,777	(252,659)	(8,882)	297,194	(372,473)	(75,279)

(b)	Name change. See Note 1.
(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2021			2020
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Royce Opportunity	25,650	(43,996)	(18,346)	61,949	(56,497)	5,452
Royce Small-Cap Value	7,514	(15,431)	(7,917)	13,237	(21,586)	(8,349)
Rydex VIF Banking	415,837	(371,977)	43,860	44,031	(169,671)	(125,640)
Rydex VIF Basic Materials	98,357	(168,288)	(69,931)	82,194	(48,465)	33,729
Rydex VIF Biotechnology	203,007	(77,579)	125,428	91,287	(108,709)	(17,422)
Rydex VIF Commodities Strategy	1,064,219	(203,044)	861,175	135,461	(77,043)	58,418
Rydex VIF Consumer Products	14,309	(109,590)	(95,281)	126,407	(62,753)	63,654
Rydex VIF Dow 2x Strategy (d)	151,446	(182,634)	(31,188)	1,071,139	(1,084,806)	(13,667)
Rydex VIF Electronics	51,588	(35,942)	15,646	26,192	(51,370)	(25,178)
Rydex VIF Energy	2,097,338	(1,666,725)	430,613	387,662	(202,878)	184,784
Rydex VIF Energy Services	6,748,929	(4,206,203)	2,542,726	589,663	(420,325)	169,338
Rydex VIF Europe 1.25x Strategy (d)	70,332	(83,743)	(13,411)	83,059	(92,187)	(9,128)
Rydex VIF Financial Services	402,319	(503,843)	(101,524)	171,411	(81,883)	89,528
Rydex VIF Government Long Bond 1.2x Strategy (d)	67,551	(59,709)	7,842	170,437	(142,184)	28,253
Rydex VIF Health Care	69,276	(153,726)	(84,450)	105,156	(74,084)	31,072
Rydex VIF High Yield Strategy	25,549	(2,099)	23,450	11,992	(314,533)	(302,541)
Rydex VIF Internet	30,402	(142,294)	(111,892)	147,087	(165,486)	(18,399)
Rydex VIF Inverse Dow 2x Strategy (d)	8,556,927	(8,005,186)	551,741	31,386,843	(31,303,589)	83,254
Rydex VIF Inverse Government Long Bond Strategy (d)	487,608	(518,102)	(30,494)	673,391	(686,179)	(12,788)
Rydex VIF Inverse Mid-Cap Strategy (d)	184,090	(189,903)	(5,813)	219,767	(218,144)	1,623
Rydex VIF Inverse NASDAQ-100® Strategy (d)	8,354,590	(6,303,238)	2,051,352	8,595,727	(8,546,005)	49,722
Rydex VIF Inverse Russell 2000® Strategy (d)	791,701	(744,012)	47,689	1,617,498	(1,503,700)	113,798
Rydex VIF Inverse S&P 500 Strategy (d)	2,253,230	(2,247,920)	5,310	4,184,642	(4,157,649)	26,993
Rydex VIF Japan 2x Strategy (d)	4,512	(7,789)	(3,277)	9,875	(27,551)	(17,676)
Rydex VIF Leisure	51,172	(53,755)	(2,583)	6,535	(13,193)	(6,658)
Rydex VIF Mid-Cap 1.5x Strategy (d)	34,306	(48,522)	(14,216)	20,994	(31,644)	(10,650)
Rydex VIF Money Market	24,022,396	(23,610,060)	412,336	40,825,220	(39,986,931)	838,289
Rydex VIF NASDAQ-100®	1,313,747	(1,238,401)	75,346	3,563,032	(3,865,061)	(302,029)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2021			2020
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Rydex VIF NASDAQ-100® 2x Strategy (d)	476,442	(551,725)	(75,283)	2,658,581	(2,754,670)	(96,089)
Rydex VIF Nova (d)	133,263	(132,879)	384	380,229	(423,784)	(43,555)
Rydex VIF Precious Metals	94,046	(129,362)	(35,316)	370,681	(446,276)	(75,595)
Rydex VIF Real Estate	88,238	(94,680)	(6,442)	123,258	(279,217)	(155,959)
Rydex VIF Retailing	5,384	(34,835)	(29,451)	36,798	(40,532)	(3,734)
Rydex VIF Russell 2000® 1.5x Strategy (d)	96,118	(86,835)	9,283	188,604	(164,214)	24,390
Rydex VIF Russell 2000® 2x Strategy (d)	2,670,204	(3,538,533)	(868,329)	3,501,409	(2,682,657)	818,752
Rydex VIF S&P 500 2x Strategy (d)	862,145	(825,787)	36,358	2,388,250	(2,439,847)	(51,597)
Rydex VIF S&P 500 Pure Growth	269,851	(168,225)	101,626	314,421	(427,478)	(113,057)
Rydex VIF S&P 500 Pure Value	842,771	(1,056,279)	(213,508)	747,507	(674,092)	73,415
Rydex VIF S&P MidCap 400 Pure Growth	74,090	(142,550)	(68,460)	127,203	(92,944)	34,259
Rydex VIF S&P MidCap 400 Pure Value	312,226	(318,942)	(6,716)	241,223	(156,000)	85,223
Rydex VIF S&P SmallCap 600 Pure Growth	306,112	(367,922)	(61,810)	126,160	(75,896)	50,264
Rydex VIF S&P SmallCap 600 Pure Value	2,449,447	(2,334,764)	114,683	355,204	(222,934)	132,270
Rydex VIF Strengthening Dollar 2x Strategy (d)	42,188	(44,669)	(2,481)	79,765	(21,475)	58,290
Rydex VIF Technology	53,628	(125,988)	(72,360)	225,266	(285,458)	(60,192)
Rydex VIF Telecommunications	33,288	(30,101)	3,187	12,909	(29,295)	(16,386)
Rydex VIF Transportation	25,454	(34,771)	(9,317)	17,379	(7,195)	10,184
Rydex VIF Utilities	56,332	(104,817)	(48,485)	145,039	(268,467)	(123,428)
Rydex VIF Weakening Dollar 2x Strategy (d)	45,758	(55,598)	(9,840)	10,588	(11,626)	(1,038)
T. Rowe Price Blue Chip Growth	32,753	(29,341)	3,412	54,370	(85,165)	(30,795)
T. Rowe Price Capital Appreciation	44,464	(83,319)	(38,855)	70,941	(121,101)	(50,160)
T. Rowe Price Equity Income	18,263	(11,971)	6,292	4,440	(6,699)	(2,259)
T. Rowe Price Growth Stock	22,133	(51,966)	(29,833)	24,776	(56,987)	(32,211)
T. Rowe Price Health Sciences	125,688	(102,585)	23,103	214,774	(150,592)	64,182
T. Rowe Price Limited-Term Bond	5,184	(2,480)	2,704	5,120	(112)	5,008
T. Rowe Price Retirement 2010	4	—	4	3	—	3
T. Rowe Price Retirement 2015	1,296	(29)	1,267	1,366	(402)	964

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2021			2020
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
T. Rowe Price Retirement 2020	771	(1,588)	(817)	1,752	(58)	1,694
T. Rowe Price Retirement 2025	293	(15)	278	269	(1,395)	(1,126)
T. Rowe Price Retirement 2030	1,873	(129)	1,744	1,869	(20)	1,849
T. Rowe Price Retirement 2035	1,019	(10,141)	(9,122)	10,205	(46)	10,159
T. Rowe Price Retirement 2040	396	(455)	(59)	749	(13)	736
T. Rowe Price Retirement 2045	113	(2)	111	93	(3)	90
T. Rowe Price Retirement 2050	5	—	5	3	(207)	(204)
T. Rowe Price Retirement 2055	142	(973)	(831)	721	(9)	712
T. Rowe Price Retirement Balanced	12,731	(3,481)	9,250	2,203	(8,616)	(6,413)
Templeton Developing Markets VIP Fund	237,479	(127,409)	110,070	567,593	(414,083)	153,510
Templeton Foreign VIP Fund	28,411	(614,209)	(585,798)	1,078,042	(183,139)	894,903
Templeton Global Bond VIP Fund	46,816	(86,982)	(40,166)	46,129	(84,107)	(37,978)
Templeton Growth VIP Fund	12	—	12	11	—	11
Third Avenue Value (b)	1,454	(1,145)	309	63	—	63
TOPS® Aggressive Growth ETF	30,660	(5,130)	25,530	—	—	—
TOPS® Balanced ETF	14,845	—	14,845	—	—	—
TOPS® Conservative ETF	382,072	(11,208)	370,864	50,175	(167)	50,008
TOPS® Growth ETF	50,003	(17)	49,986	—	—	—
TOPS® Managed Risk Moderate Growth ETF	47,571	(137)	47,434	—	—	—
VanEck VIP Global Gold	8,215	(20,994)	(12,779)	12,998	(2,588)	10,410
VanEck VIP Global Resources (b)	10,705	(16,557)	(5,852)	19,105	(12,213)	6,892
Vanguard® VIF Balanced	169,546	(35,098)	134,448	12,658	(391)	12,267
Vanguard® VIF Capital Growth	22,234	(16,682)	5,552	11,654	(10,861)	793
Vanguard® VIF Conservative Allocation	542,486	(194,040)	348,446	130,633	(18,878)	111,755
Vanguard® VIF Diversified Value	37,527	(5,733)	31,794	11,999	(28,338)	(16,339)
Vanguard® VIF Equity Income	55,795	(23,720)	32,075	29,865	(29,435)	430
Vanguard® VIF Equity Index	183,539	(17,693)	165,846	46,301	(2,833)	43,468
Vanguard® VIF Global Bond Index	71,203	(18,324)	52,879	6,863	(8)	6,855

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2021			2020
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Vanguard® VIF Growth	57,605	(868)	56,737	5,716	(915)	4,801
Vanguard® VIF High Yield Bond	62,792	(77,850)	(15,058)	63,991	(27,510)	36,481
Vanguard® VIF International	172,991	(46,173)	126,818	72,553	(35,716)	36,837
Vanguard® VIF Mid-Cap Index	110,559	(23,959)	86,600	177,221	(57,679)	119,542
Vanguard® VIF Moderate Allocation	136,901	(145,655)	(8,754)	297,201	(9,147)	288,054
Vanguard® VIF Real Estate Index	75,240	(1,346)	73,894	20,797	(10,745)	10,052
Vanguard® VIF Short Term Investment Grade	748,852	(325,853)	422,999	116,280	(9,466)	106,814
Vanguard® VIF Small Company Growth (d)	1,356	(1,925)	(569)	6,308	(133)	6,175
Vanguard® VIF Total Bond Market Index	1,014,105	(250,271)	763,834	229,178	(90,817)	138,361
Vanguard® VIF Total International Stock Market Index	501,152	(123,149)	378,003	53,322	(6,520)	46,802
Vanguard® VIF Total Stock Market Index	736,365	(82,282)	654,083	93,883	(22,594)	71,289
Victory RS Partners (d)	601	(2,002)	(1,401)	666	(1,811)	(1,145)
Victory RS Science and Technology	6,063	(14,744)	(8,681)	7,437	(5,968)	1,469
Victory RS Value	6,491	(22,181)	(15,690)	11,052	(49,278)	(38,226)
Virtus Ceredex Mid Cap Value Equity	2,361	(5,248)	(2,887)	2,277	(8,923)	(6,646)
Virtus Duff & Phelps Real Estate Securities Series	14,294	(15,991)	(1,697)	32,174	(13,443)	18,731
Virtus KAR Small-Cap Growth Series	18,341	(14,298)	4,043	27,528	(32,377)	(4,849)
Virtus Newfleet Multi-Sector Intermediate Bond Series	9,995	(55,057)	(45,062)	1,698	(6,087)	(4,389)
Virtus SGA International Growth Series	16,917	(50,844)	(33,927)	3,138	(5,365)	(2,227)
Virtus Strategic Allocation Series	11,280	(425)	10,855	2,434	(1,172)	1,262
Voya MidCap Opportunities Portfolio	7,367	(57)	7,310	5,743	(4,367)	1,376
VY Clarion Global Real Estate Portfolio	8,850	(4,965)	3,885	971	(172)	799
VY Clarion Real Estate Portfolio	32,723	(197)	32,526	—	—	—
Western Asset Variable Global High Yield Bond	306,660	(307,567)	(907)	553,890	(732,173)	(178,283)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2021, were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
7Twelve Balanced Portfolio
2021	73,810	10.03	10.93	805,601	0.01	0.25	1.25	9.02	10.29
2020	75,562	9.20	10.05	744,812	0.02	0.25	1.45	0.77	2.03
2019	75,124	9.13	9.85	727,055	1.52	0.25	1.45	10.13	11.43
2018	70,324	8.29	8.84	614,041	1.00	0.25	1.45	(12.46)	(11.42)
2017	68,541	9.47	9.98	675,198	0.24	0.25	1.45	4.32	4.82
AB VPS Dynamic Asset Allocation
2021	101,089	10.40	11.27	1,107,947	0.02	0.25	1.25	4.52	5.82
2020	96,540	9.95	10.79	1,005,526	0.02	0.25	1.45	0.30	1.51
2019	77,465	9.92	10.63	798,899	1.89	0.25	1.45	10.22	11.54
2018	79,495	9.00	9.53	738,547	1.79	0.25	1.45	(11.42)	(10.26)
2017	63,849	10.16	10.62	666,428	1.64	0.25	1.45	9.25	10.63
AB VPS Global Thematic Growth
2021	614	26.73	26.73	16,408	—	0.25	0.25	18.69	18.69
2020	501	19.50	22.87	11,291	0.00	0.25	1.45	33.02	34.61
2019	487	14.66	16.99	8,155	—	0.25	1.45	24.13	25.67
2018	—	11.81	13.52	—	—	0.25	1.45	(13.98)	(12.89)
2017	2,743	13.73	15.52	42,154	0.63	0.25	1.45	30.39	31.97

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
AB VPS Growth and Income
2021	14,793	22.36	22.36	330,673	0.01	0.25	0.25	23.81	23.81
2020	14,302	13.81	18.34	258,314	0.01	0.25	1.45	(2.06)	(0.86)
2019	22,895	14.10	18.50	417,487	2.27	0.25	1.45	18.19	19.66
2018	87	11.93	15.46	1,332	1.57	0.25	1.45	(9.89)	(8.84)
2017	6,677	13.24	16.96	106,617	3.70	0.25	1.45	13.36	14.83
AB VPS Small/Mid Cap Value
2021	405,423	15.10	21.20	6,319,106	0.01	0.25	1.25	29.71	31.27
2020	326,575	11.56	16.39	3,882,654	0.01	0.25	1.45	(1.47)	(0.30)
2019	154,713	11.65	16.44	1,832,698	0.33	0.25	1.45	14.73	16.10
2018	143,468	10.09	14.16	1,485,443	0.23	0.25	1.45	(19.06)	(18.01)
2017	120,854	12.36	17.27	1,542,317	0.22	0.25	1.45	7.95	9.23
AFIS Capital World Growth and Income (b)
2021	9,538	14.15	15.33	138,341	0.02	0.25	1.25	9.52	10.85
2020	9,009	12.92	14.01	117,429	0.01	0.25	1.45	3.78	5.10
2019	21,023	12.45	13.33	262,544	1.95	0.25	1.45	25.00	26.47
2018	16,606	9.96	10.54	165,889	3.12	0.25	1.45	(13.84)	(12.75)
2017	16,334	11.56	12.08	188,944	3.59	0.25	1.45	20.42	21.77
AFIS U.S. Government Securities (b)
2021	87,466	8.60	9.32	805,439	0.00	0.25	1.25	(5.18)	(4.02)
2020	386,206	9.07	9.84	3,555,550	0.03	0.25	1.45	4.61	6.03
2019	28,979	8.67	9.28	255,879	2.90	0.25	1.45	0.58	1.75
2018	7,285	8.62	9.12	62,813	1.25	0.25	1.45	(3.90)	(2.67)
2017	12,934	8.97	9.37	115,975	0.75	0.25	1.45	(3.13)	(1.99)

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
AFIS Washington Mutual Investors (b)
2021	29,366	16.08	16.08	472,265	0.01	1.25	1.25	22.00	22.00
2020	32,181	13.18	14.29	424,318	0.01	0.25	1.45	3.70	5.00
2019	36,323	12.71	13.61	461,745	1.88	0.25	1.45	15.76	17.13
2018	39,864	10.98	11.62	444,706	2.44	0.25	1.45	(12.86)	(11.84)
2017	57,575	12.60	13.18	735,584	1.17	0.25	1.45	11.60	13.04
Alger Capital Appreciation (d)
2021	13,490	27.94	35.71	409,319	—	0.25	1.25	13.67	15.05
2020	17,802	24.58	31.63	463,583	—	0.25	1.45	35.20	36.87
2019	27,929	18.18	23.11	529,530	—	0.25	1.45	27.49	28.96
2018	27,480	14.26	17.92	405,166	—	0.25	1.45	(4.74)	(3.55)
2017	58,392	14.97	18.58	986,268	—	0.25	1.45	25.06	26.57
Alger Large Cap Growth (d)
2021	2,756	27.41	32.53	76,537	—	0.25	1.25	6.70	8.00
2020	2,111	25.69	30.69	55,023	—	0.25	1.45	59.37	61.27
2019	—	16.12	19.03	—	—	0.25	1.45	21.39	22.85
2018	3,524	13.28	15.49	46,795	—	0.25	1.45	(2.71)	(1.53)
2017	6,687	13.65	15.73	103,731	—	0.25	1.45	22.42	23.86
Allspring Growth (b)
2021	33,903	30.52	53.36	1,036,704	—	0.90	1.10	3.09	3.32
2020	36,669	29.54	51.76	1,085,114	—	0.90	1.25	42.71	43.19
2019	41,791	20.63	36.22	863,397	—	0.90	1.25	31.36	31.82
2018	48,548	15.65	27.52	760,459	—	0.90	1.25	(4.04)	(3.69)
2017	56,550	16.25	28.64	919,728	—	0.90	1.25	28.97	29.48

(b)	Name change. See Note 1.
(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Allspring International Equity VT (b)
2021	4,374	10.38	10.38	45,434	0.01	0.25	0.25	3.49	3.49
2020	4,245	9.89	10.22	42,621	0.02	0.25	1.45	0.41	1.49
2019	4,119	9.85	10.07	40,769	3.72	0.25	1.45	10.43	11.76
2018	3,997	8.87	9.01	35,461	8.67	0.25	1.45	(20.92)	(19.91)
2017	6,515	11.10	11.28	72,318	2.73	0.25	1.45	18.99	20.32
Allspring Large Cap Core (b)
2021	54,236	17.79	25.07	974,874	0.00	0.90	1.25	25.51	25.99
2020	61,715	14.12	19.94	879,936	0.01	0.90	1.25	3.59	3.90
2019	81,316	13.59	19.23	1,111,757	1.51	0.90	1.25	22.26	22.76
2018	123,075	11.07	15.69	1,425,019	0.98	0.90	1.25	(12.51)	(12.28)
2017	112,246	12.62	17.92	1,425,080	0.68	0.90	1.25	18.08	18.50
Allspring Omega Growth VT (b)
2021	8,950	25.99	25.99	232,514	—	1.25	1.25	9.94	9.94
2020	11,619	23.64	29.85	274,515	—	0.25	1.45	36.96	38.58
2019	12,214	17.26	21.54	211,753	—	0.25	1.45	31.06	32.72
2018	15,338	13.17	16.23	203,815	—	0.25	1.45	(4.08)	(2.93)
2017	5,495	13.73	16.72	75,408	0.01	0.25	1.45	28.68	30.22
Allspring Opportunity (b)
2021	34,734	23.67	34.90	823,693	—	0.90	1.10	19.48	19.73
2020	35,874	19.77	29.21	710,566	0.00	0.90	1.25	15.87	16.29
2019	49,705	17.00	25.17	857,131	0.24	0.90	1.25	25.82	26.30
2018	52,952	13.46	19.97	727,250	—	0.90	1.25	(11.21)	(10.92)
2017	62,734	15.11	22.46	978,852	0.38	0.90	1.25	15.00	15.43

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Allspring Opportunity VT (b)
2021	55,937	20.18	26.16	1,407,980	0.00	0.25	1.40	19.34	20.78
2020	74,054	16.91	22.26	1,581,613	0.00	0.25	1.45	15.74	17.16
2019	96,624	14.61	19.00	1,790,052	0.31	0.25	1.45	25.73	27.26
2018	96,174	11.62	15.04	1,434,652	0.19	0.25	1.45	(11.23)	(10.11)
2017	107,931	13.09	16.93	1,812,304	0.67	0.25	1.45	15.23	16.56
Allspring Small Company Value (b)
2021	384,152	13.86	13.92	5,348,332	0.00	0.90	1.10	31.37	31.57
2020	447,299	10.53	10.58	4,731,057	0.00	0.90	1.25	(2.32)	(1.95)
2019	508,901	10.78	10.79	5,488,889	0.78	0.90	1.25	7.80	7.90
2018	264,080	12.40	20.48	4,787,103	—	0.90	1.25	(22.21)	(21.92)
2017	330,567	11.48	18.87	5,488,020	—	0.90	1.25	(14.46)	(14.15)
ALPS/Alerian Energy Infrastructure
2021	30,614	7.19	7.90	228,960	0.02	0.25	1.25	31.68	33.45
2020	45,703	5.46	6.01	254,151	0.02	0.25	1.45	(28.44)	(27.50)
2019	43,110	7.63	8.29	334,572	1.63	0.25	1.45	15.26	16.60
2018	47,348	6.62	7.11	317,643	1.70	0.25	1.45	(22.48)	(21.61)
2017	55,232	8.54	9.07	476,915	2.05	0.25	1.45	(5.22)	(4.02)
American Century Diversified Bond
2021	45,059	8.67	8.67	390,366	0.01	0.90	0.90	(4.83)	(4.83)
2020	35,430	9.11	9.11	322,378	0.01	0.90	0.90	3.64	3.64
2019	32,166	8.79	8.79	282,339	2.38	0.90	0.90	4.02	4.02
2018	43,022	8.45	8.45	363,138	2.49	0.90	0.90	(5.48)	(5.48)
2017	47,403	8.94	8.94	423,760	1.97	0.90	0.90	(0.89)	(0.89)

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
American Century Equity Income
2021	585,205	17.82	22.94	13,229,010	0.02	0.90	1.25	11.65	12.05
2020	650,937	15.96	20.52	13,137,824	0.02	0.90	1.25	(3.39)	(3.08)
2019	495,785	16.52	21.21	10,326,770	2.07	0.90	1.25	18.68	19.06
2018	505,041	13.92	17.85	8,831,607	1.78	0.90	1.25	(8.60)	(8.29)
2017	588,183	15.23	19.50	11,216,374	1.61	0.90	1.25	8.32	8.73
American Century Heritage
2021	105,535	32.42	44.95	3,487,857	—	0.90	1.10	6.37	6.57
2020	98,395	30.42	42.26	3,004,275	—	0.90	1.25	36.29	36.78
2019	122,538	22.24	30.97	2,770,966	—	0.90	1.25	29.49	29.98
2018	119,325	17.11	23.87	2,044,737	—	0.90	1.25	(9.39)	(9.09)
2017	135,998	18.82	26.31	2,562,621	—	0.90	1.25	16.46	16.89
American Century International Bond
2021	1,108	6.65	6.65	7,366	—	0.90	0.90	(10.86)	(10.86)
2020	1,279	7.46	7.46	9,533	0.02	0.90	0.90	5.22	5.22
2019	578	7.09	7.09	4,092	—	0.90	0.90	1.00	1.00
2018	543	7.02	7.02	3,809	1.08	0.90	0.90	(7.99)	(7.99)
2017	567	7.63	7.63	4,325	—	0.90	0.90	5.97	5.97
American Century International Growth
2021	499,873	13.15	19.41	6,732,003	0.00	0.90	1.25	3.62	4.03
2020	519,843	12.64	18.70	6,779,904	—	0.90	1.25	20.02	20.50
2019	540,817	10.49	15.55	5,886,255	—	0.90	1.25	22.76	23.12
2018	579,057	8.52	12.65	5,115,702	0.75	0.90	1.25	(19.27)	(19.01)
2017	596,631	10.52	15.65	6,478,552	0.64	0.90	1.25	25.25	25.69
American Century Select
2021	159,577	23.52	34.13	3,757,042	—	0.90	1.25	19.68	20.12
2020	174,537	19.58	28.48	3,432,438	—	0.90	1.25	28.04	28.48
2019	182,930	15.24	22.21	2,812,155	—	0.90	1.25	30.29	30.70
2018	199,124	11.66	17.02	2,344,021	—	0.90	1.25	(7.89)	(7.53)
2017	220,512	12.61	18.45	2,832,985	0.03	0.90	1.25	23.27	23.63

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
American Century Strategic Allocation: Aggressive
2021	75,097	16.42	16.93	1,270,485	0.01	0.90	1.10	10.13	10.37
2020	82,861	14.59	15.34	1,270,354	0.00	0.90	1.25	13.10	13.55
2019	92,201	12.90	13.51	1,245,561	1.42	0.90	1.25	18.78	19.24
2018	94,685	10.86	11.33	1,072,855	0.98	0.90	1.25	(11.99)	(11.69)
2017	93,677	12.34	12.83	1,201,552	1.10	0.90	1.25	14.05	14.35
American Century Strategic Allocation: Conservative
2021	76,437	12.35	12.73	972,891	0.01	0.90	1.10	4.75	4.95
2020	94,007	11.54	12.13	1,140,002	0.01	0.90	1.25	8.36	8.69
2019	96,671	10.65	11.16	1,078,014	1.34	0.90	1.25	10.82	11.27
2018	86,572	9.61	10.03	867,479	1.40	0.90	1.25	(8.74)	(8.49)
2017	82,656	10.53	10.96	902,827	1.02	0.90	1.25	5.72	6.20
American Century Strategic Allocation: Moderate
2021	347,089	14.61	15.06	5,222,406	0.01	0.90	1.10	7.66	7.88
2020	386,679	13.28	13.96	5,393,933	0.01	0.90	1.25	10.94	11.32
2019	407,250	11.97	12.54	5,100,344	1.35	0.90	1.25	15.43	15.90
2018	436,625	10.37	10.82	4,721,533	1.16	0.90	1.25	(10.53)	(10.21)
2017	457,488	11.59	12.05	5,509,033	1.29	0.90	1.25	10.17	10.45
American Century Ultra®
2021	23,555	40.53	40.53	952,836	—	0.90	0.90	18.20	18.20
2020	19,693	34.29	34.29	673,845	—	0.90	0.90	43.65	43.65
2019	22,011	23.87	23.87	524,427	—	0.90	0.90	29.17	29.17
2018	28,037	18.48	18.48	517,490	—	0.90	0.90	(3.50)	(3.50)
2017	22,717	19.15	19.15	434,838	—	0.90	0.90	26.57	26.57
American Century VP Disciplined Core Value
2021	10,320	17.26	23.55	221,400	0.01	0.25	1.25	17.98	19.42
2020	5,933	14.63	20.10	111,577	0.00	0.25	1.45	6.55	7.89
2019	37,238	13.73	18.63	676,722	1.86	0.25	1.45	18.36	19.81
2018	36,678	11.60	15.55	557,694	1.77	0.25	1.45	(11.25)	(10.17)
2017	32,228	13.07	17.31	545,579	1.99	0.25	1.45	15.05	16.41

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
American Century VP Inflation Protection
2021	95,161	9.01	9.02	856,906	0.03	0.25	1.25	1.58	2.97
2020	44,309	8.75	8.89	388,561	0.01	0.25	1.45	4.84	6.09
2019	33,574	8.26	8.47	278,630	2.37	0.25	1.45	4.05	5.41
2018	25,129	7.86	8.14	198,811	2.89	0.25	1.45	(6.97)	(5.92)
2017	21,179	8.37	8.75	179,081	2.69	0.25	1.45	(0.91)	0.36
American Century VP International
2021	5,782	14.91	14.91	86,180	0.00	0.25	0.25	5.15	5.15
2020	8,927	12.81	14.45	126,572	0.00	0.25	1.45	20.17	21.63
2019	9,216	10.66	11.88	107,571	0.74	0.25	1.45	22.53	24.01
2018	9,540	8.70	9.58	89,944	1.20	0.25	1.45	(18.99)	(17.98)
2017	9,394	10.74	11.68	108,238	1.03	0.25	1.45	25.17	26.68
American Century VP Mid Cap Value (d)
2021	296,933	16.11	21.49	5,845,403	0.01	0.25	1.35	17.68	19.12
2020	313,207	13.69	18.38	5,202,437	0.01	0.25	1.45	(3.32)	(2.18)
2019	369,493	14.16	18.79	6,311,721	1.96	0.25	1.45	23.34	24.93
2018	411,278	11.48	15.04	5,653,463	1.31	0.25	1.45	(16.75)	(15.79)
2017	483,442	13.79	17.86	7,922,237	1.13	0.25	1.45	6.57	7.92
American Century VP Ultra®
2021	539,659	39.48	44.22	23,653,619	—	0.75	1.35	17.75	18.46
2020	611,816	33.53	37.33	22,652,609	—	0.75	1.35	43.11	44.02
2019	642,653	23.43	25.92	16,511,751	—	0.75	1.35	28.74	29.54
2018	714,424	18.20	20.01	14,231,107	0.13	0.75	1.35	(3.70)	(3.10)
2017	777,430	13.57	20.65	15,976,304	0.23	0.75	1.35	26.42	30.36

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
American Century VP Value
2021	1,367,816	15.09	25.79	35,056,543	0.02	0.25	1.35	18.91	20.34
2020	1,390,418	12.69	21.54	29,771,253	0.02	0.25	1.45	(3.57)	(2.43)
2019	1,716,973	13.16	22.19	37,557,917	2.05	0.25	1.45	21.40	22.89
2018	1,907,587	10.84	18.15	34,385,840	1.44	0.25	1.45	(13.28)	(12.22)
2017	2,252,318	12.46	20.77	46,202,950	1.42	0.25	1.45	3.82	7.23
American Funds IS® Asset Allocation
2021	2,045,916	14.04	15.21	30,163,919	0.01	0.25	1.25	9.86	11.18
2020	1,850,336	12.78	13.85	24,611,418	0.02	0.25	1.45	7.21	8.54
2019	1,248,612	11.92	12.76	15,495,724	1.81	0.25	1.45	15.73	17.06
2018	1,123,526	10.30	10.90	11,986,057	1.51	0.25	1.45	(9.01)	(7.86)
2017	1,162,996	11.32	12.17	13,478,062	1.60	0.25	1.45	10.87	14.49
American Funds IS® Capital World Bond
2021	393,157	7.93	8.60	3,293,883	0.01	0.25	1.25	(9.37)	(8.12)
2020	991,838	8.75	9.48	9,095,196	0.01	0.25	1.45	4.92	6.04
2019	894,026	8.34	8.94	7,765,139	1.53	0.25	1.45	2.84	4.07
2018	782,898	8.11	8.59	6,564,601	2.28	0.25	1.45	(5.92)	(4.66)
2017	541,894	8.62	9.01	4,794,544	0.38	0.25	1.45	1.89	3.21
American Funds IS® Global Growth
2021	854,288	19.18	20.77	17,270,666	0.00	0.25	1.25	11.12	12.39
2020	786,401	17.26	18.71	14,210,435	0.00	0.25	1.45	24.44	25.99
2019	803,584	13.87	14.85	11,595,876	1.03	0.25	1.45	29.02	30.49
2018	634,262	10.75	11.38	7,045,853	0.55	0.25	1.45	(13.24)	(12.12)
2017	657,715	12.39	13.49	8,358,989	0.78	0.25	1.45	25.40	29.46
American Funds IS® Global Small Capitalization
2021	44,562	14.86	16.10	692,265	—	0.25	1.25	1.78	3.01
2020	13,903	14.60	15.82	205,015	0.00	0.25	1.45	23.73	25.26
2019	14,425	11.80	12.63	171,535	0.01	0.25	1.45	25.53	27.06
2018	9,992	9.40	9.94	94,748	0.02	0.25	1.45	(14.70)	(13.72)
2017	8,992	11.02	11.52	99,827	0.59	0.25	1.45	20.17	21.65

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
American Funds IS® Growth
2021	150,201	27.55	29.84	4,208,923	0.00	0.25	1.25	16.39	17.80
2020	137,685	23.67	25.65	3,292,726	0.00	0.25	1.45	45.13	46.82
2019	96,989	16.31	17.47	1,625,802	0.64	0.25	1.45	24.69	26.23
2018	77,376	13.08	13.84	1,027,252	0.14	0.25	1.45	(4.80)	(3.69)
2017	169,808	13.74	14.37	2,400,529	0.63	0.25	1.45	22.35	23.88
American Funds IS® Growth-Income
2021	1,771,693	18.32	19.85	34,085,570	0.01	0.25	1.25	18.42	19.87
2020	1,536,458	15.47	16.77	24,816,222	0.01	0.25	1.45	8.26	9.61
2019	1,375,944	14.29	15.30	20,436,381	1.62	0.25	1.45	20.39	21.82
2018	1,186,503	11.87	12.56	14,534,324	1.33	0.25	1.45	(6.31)	(5.21)
2017	1,308,182	12.67	13.25	16,963,990	1.51	0.25	1.45	16.67	18.20
American Funds IS® International
2021	559,252	10.54	11.42	6,226,898	0.02	0.25	1.25	(5.98)	(4.83)
2020	545,375	11.21	12.15	6,412,804	0.00	0.25	1.45	8.73	9.95
2019	651,260	10.31	11.05	6,992,243	1.32	0.25	1.45	17.29	18.82
2018	619,198	8.79	9.30	5,628,176	1.57	0.25	1.45	(17.23)	(16.22)
2017	631,484	10.62	13.67	6,866,412	1.48	0.25	1.45	26.13	30.31
American Funds IS® International Growth and Income
2021	43,679	9.52	10.31	436,509	0.04	0.25	1.25	0.53	1.68
2020	12,586	9.47	10.27	121,310	0.01	0.25	1.45	1.07	2.39
2019	17,526	9.37	10.03	169,426	2.12	0.25	1.45	17.13	18.56
2018	23,819	8.00	8.46	196,680	0.30	0.25	1.45	(15.34)	(14.29)
2017	308,033	9.45	9.87	3,018,068	3.53	0.25	1.45	19.32	20.66
American Funds IS® Mortgage
2021	32,111	8.40	9.10	291,786	0.00	0.25	1.25	(5.08)	(4.01)
2020	30,503	8.85	9.60	288,642	0.02	0.25	1.45	1.72	3.00
2019	4,451	8.70	9.32	40,694	3.38	0.25	1.45	0.23	1.41
2018	1,365	8.68	9.19	12,417	1.82	0.25	1.45	(4.30)	(3.06)
2017	1,411	9.07	9.48	13,276	0.70	0.25	1.45	(3.51)	(2.27)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
American Funds IS® New World
2021	359,350	12.27	13.29	4,664,407	0.01	0.25	1.25	0.08	1.30
2020	246,178	12.26	13.29	3,159,342	0.00	0.25	1.45	17.88	19.30
2019	261,994	10.40	11.14	2,829,026	0.79	0.25	1.45	23.22	24.75
2018	210,343	8.44	8.93	1,835,277	0.50	0.25	1.45	(17.98)	(17.01)
2017	368,803	10.29	13.33	3,905,486	1.19	0.25	1.45	23.38	27.44
AMG River Road Mid Cap Value (b)
2021	92,199	20.05	20.67	1,903,475	0.00	0.90	1.10	26.66	26.89
2020	102,231	15.49	16.29	1,662,918	0.00	0.90	1.25	(0.51)	(0.12)
2019	125,277	15.57	16.31	2,041,214	0.87	0.90	1.25	10.66	11.03
2018	143,414	14.07	14.69	2,104,415	0.35	0.90	1.25	(22.01)	(21.70)
2017	166,807	18.04	18.76	3,126,101	—	0.90	1.25	6.87	7.26
Ariel®
2021	164,903	24.66	28.37	4,101,007	0.00	0.90	1.10	25.14	25.37
2020	180,815	16.01	22.67	3,582,278	0.00	0.90	1.25	5.40	5.75
2019	187,453	15.19	21.47	3,511,286	0.72	0.90	1.25	19.51	19.92
2018	292,006	12.71	17.94	4,552,893	0.90	0.90	1.25	(17.31)	(16.97)
2017	327,742	15.37	21.66	6,156,197	0.77	0.90	1.25	11.05	11.46
Baron Asset
2021	32,630	27.63	27.63	901,436	—	0.90	0.90	9.56	9.56
2020	35,119	25.22	25.22	885,472	—	0.90	0.90	27.89	27.89
2019	37,749	19.72	19.72	744,236	—	0.90	0.90	32.35	32.35
2018	41,580	14.90	14.90	619,379	—	0.90	0.90	(3.99)	(3.99)
2017	48,000	15.52	15.52	744,606	—	0.90	0.90	21.34	21.34

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
BlackRock Advantage Large Cap Core V.I.
2021	14,715	21.78	27.08	363,352	0.00	0.25	1.25	22.50	23.99
2020	8,899	17.78	22.26	172,053	0.01	0.25	1.45	14.27	15.70
2019	14,601	15.56	19.24	258,300	1.58	0.25	1.45	22.91	24.45
2018	6,653	12.66	15.46	88,028	1.19	0.25	1.45	(9.64)	(8.57)
2017	7,572	14.01	16.91	112,898	1.27	0.25	1.45	16.65	18.09
BlackRock Advantage Small Cap Growth
2021	6,570	22.09	22.09	145,120	—	0.90	0.90	(0.63)	(0.63)
2020	11,071	22.23	22.23	246,109	—	0.90	0.90	28.05	28.05
2019	9,331	17.36	17.36	162,046	0.32	0.90	0.90	28.31	28.31
2018	6,213	13.53	13.53	84,074	0.09	0.90	0.90	(8.89)	(8.89)
2017	6,928	14.85	14.85	102,789	0.11	0.90	0.90	10.24	10.24
BlackRock Basic Value V.I.
2021	12,184	14.05	18.26	209,343	0.01	0.25	1.25	16.02	17.43
2020	10,437	12.11	15.84	151,801	0.02	0.25	1.45	(1.38)	(0.19)
2019	13,362	12.28	15.87	187,883	2.24	0.25	1.45	18.19	19.59
2018	12,972	10.39	13.27	153,452	1.64	0.25	1.45	(12.17)	(11.06)
2017	12,593	11.83	14.92	168,509	1.48	0.25	1.45	3.32	4.56
BlackRock Capital Appreciation V.I.
2021	5,903	28.35	32.17	185,349	—	0.25	1.25	15.62	17.02
2020	9,391	24.52	28.01	258,055	—	0.25	1.45	35.32	36.97
2019	3,594	18.12	20.45	72,215	—	0.25	1.45	25.83	27.33
2018	24,163	14.40	16.06	353,212	—	0.25	1.45	(2.37)	(1.11)
2017	23,284	14.75	16.24	347,760	—	0.25	1.45	27.16	28.68
BlackRock Equity Dividend
2021	45,358	18.81	18.81	852,805	0.01	0.90	0.90	15.47	15.47
2020	47,174	16.29	16.29	768,020	0.02	0.90	0.90	(0.31)	(0.31)
2019	38,722	16.34	16.34	632,635	1.89	0.90	0.90	22.40	22.40
2018	41,934	13.35	13.35	559,821	1.74	0.90	0.90	(11.00)	(11.00)
2017	43,789	15.00	15.00	657,037	1.15	0.90	0.90	11.94	11.94

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
BlackRock Equity Dividend V.I.
2021	588,523	15.84	20.25	9,428,956	0.01	0.25	1.25	15.11	16.51
2020	535,564	13.67	17.71	7,376,401	0.02	0.25	1.45	(1.00)	0.23
2019	492,100	13.70	17.67	6,862,951	1.86	0.25	1.45	21.88	23.39
2018	409,905	11.16	14.32	4,681,420	2.27	0.25	1.45	(11.45)	(10.39)
2017	220,632	12.52	15.98	2,885,447	1.47	0.25	1.45	11.48	12.77
BlackRock Global Allocation
2021	5,656	13.31	13.31	75,183	0.01	0.90	0.90	2.31	2.31
2020	6,575	13.01	13.01	85,391	0.00	0.90	0.90	16.16	16.16
2019	29,617	11.20	11.20	331,577	1.16	0.90	0.90	12.79	12.79
2018	31,701	9.93	9.93	314,838	0.57	0.90	0.90	(11.18)	(11.18)
2017	34,046	11.18	11.18	380,661	0.77	0.90	0.90	8.97	8.97
BlackRock Global Allocation V.I.
2021	247,070	12.12	13.44	3,049,772	0.01	0.25	1.25	1.76	2.99
2020	271,763	11.91	13.29	3,274,665	0.01	0.25	1.45	15.41	16.78
2019	216,891	10.32	11.38	2,251,522	1.33	0.25	1.45	12.66	14.03
2018	207,424	9.14	9.98	1,899,963	0.97	0.25	1.45	(11.67)	(10.57)
2017	175,633	10.27	11.65	1,812,232	1.22	0.25	1.45	8.81	12.34
BlackRock High Yield V.I.
2021	819,815	10.81	12.01	8,946,433	0.04	0.25	1.25	0.65	1.87
2020	572,723	10.71	11.97	6,171,324	0.06	0.25	1.45	2.38	3.55
2019	892,614	10.39	11.56	9,320,004	7.13	0.25	1.45	9.84	11.26
2018	364,989	9.39	10.39	3,459,759	16.80	0.25	1.45	(7.19)	(6.06)
2017	585,803	10.04	11.06	6,016,371	8.04	0.25	1.45	2.39	3.66
BlackRock International Dividend
2021	11,733	12.21	12.21	143,320	0.02	0.90	0.90	8.82	8.82
2020	7,973	11.22	11.22	89,482	0.01	0.90	0.90	4.66	4.66
2019	34,823	10.72	10.72	373,899	2.36	0.90	0.90	18.72	18.72
2018	21,424	9.03	9.03	193,976	3.09	0.90	0.90	(16.62)	(16.62)
2017	29,795	10.83	10.83	322,737	1.01	0.90	0.90	11.88	11.88

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
BlackRock Large Cap Focus Growth V.I.
2021	7,384	29.70	36.70	242,659	—	0.25	1.25	12.63	14.01
2020	6,305	26.37	32.80	179,994	—	0.25	1.45	37.20	38.81
2019	6,873	19.22	23.63	155,801	—	0.25	1.45	26.53	28.15
2018	3,141	15.19	18.44	54,285	—	0.25	1.45	(1.68)	(0.54)
2017	2,146	15.45	18.54	39,251	0.01	0.25	1.45	23.60	25.10
BNY Mellon Appreciation
2021	410,865	21.85	28.04	9,081,142	0.00	0.90	1.25	21.74	22.20
2020	424,212	17.88	23.00	7,751,142	0.01	0.90	1.25	18.78	19.27
2019	394,396	15.00	19.33	5,996,871	1.01	0.90	1.25	29.58	29.98
2018	360,480	11.54	14.90	4,208,028	1.26	0.90	1.25	(10.30)	(9.98)
2017	445,577	12.82	16.59	5,779,186	1.23	0.90	1.25	21.36	21.86
BNY Mellon Dynamic Value
2021	165,768	22.02	32.98	4,144,289	0.01	0.90	1.25	27.80	28.26
2020	173,747	17.23	25.77	3,354,168	0.01	0.90	1.25	(0.69)	(0.31)
2019	189,241	17.35	25.91	3,663,712	1.48	0.90	1.25	21.50	21.85
2018	227,818	14.28	21.30	3,653,972	1.58	0.90	1.25	(14.39)	(14.07)
2017	245,190	16.68	24.84	4,566,470	0.88	0.90	1.25	10.03	10.46
BNY Mellon IP MidCap Stock
2021	394,756	14.56	14.56	5,744,015	0.00	0.75	0.75	20.93	20.93
2020	316,378	12.04	12.04	3,805,893	0.01	0.75	0.75	3.88	3.88
2019	322,409	11.59	11.59	3,735,298	0.50	0.75	0.75	15.44	15.44
2018	456,747	10.04	10.04	4,584,461	0.36	0.75	0.75	(18.84)	(18.84)
2017	486,166	12.37	12.50	6,011,904	0.80	0.75	1.25	10.84	13.53
BNY Mellon IP Small Cap Stock Index
2021	500,013	17.25	24.12	8,890,587	0.01	0.25	1.25	20.67	22.13
2020	452,522	14.20	19.75	6,608,653	0.01	0.25	1.45	5.74	7.05
2019	514,832	13.33	18.45	6,973,243	0.80	0.25	1.45	16.89	18.35
2018	444,301	11.32	15.59	5,144,534	0.78	0.25	1.45	(12.93)	(11.87)
2017	436,489	12.91	17.69	5,745,527	0.73	0.25	1.45	7.47	8.79

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
BNY Mellon IP Technology Growth
2021	477,385	32.39	44.14	20,742,158	—	0.25	1.35	7.72	9.04
2020	471,784	30.07	40.69	18,700,260	0.00	0.25	1.45	62.19	64.16
2019	536,111	18.54	24.91	13,061,536	—	0.25	1.45	20.08	21.50
2018	520,603	15.44	20.61	10,490,679	—	0.25	1.45	(5.62)	(4.42)
2017	551,279	16.36	21.67	11,769,351	—	0.25	1.45	36.11	37.78
BNY Mellon Opportunistic Midcap Value
2021	109,159	23.43	38.79	2,684,051	0.00	0.90	1.25	10.94	11.30
2020	118,604	21.12	34.92	2,618,842	0.00	0.90	1.25	13.85	14.26
2019	131,572	18.55	30.62	2,542,887	0.27	0.90	1.25	22.20	22.65
2018	145,843	15.18	25.03	2,305,665	—	0.90	1.25	(21.47)	(21.20)
2017	163,983	19.33	31.82	3,279,189	—	0.90	1.25	10.77	11.20
BNY Mellon Stock Index
2021	1,954	21.93	28.49	55,819	0.00	0.25	1.25	22.51	24.03
2020	7,135	17.90	23.32	162,959	0.01	0.25	1.45	12.58	13.92
2019	11,985	15.90	20.47	231,415	1.53	0.25	1.45	25.10	26.67
2018	14,390	12.71	16.16	219,825	1.11	0.25	1.45	(8.95)	(7.92)
2017	23,754	13.96	17.55	404,256	1.48	0.25	1.45	15.85	17.31
BNY Mellon VIF Appreciation
2021	337,319	20.71	25.51	7,006,865	0.00	0.25	0.75	22.11	22.70
2020	313,594	16.96	21.11	5,328,880	0.01	0.25	1.45	17.99	19.40
2019	72,058	14.28	17.68	1,028,287	0.86	0.25	1.45	29.89	31.45
2018	36,028	10.92	13.45	392,979	1.23	0.25	1.45	(11.20)	(10.09)
2017	27,996	12.20	14.96	341,321	1.13	0.25	1.45	21.50	23.03
Calamos® Growth
2021	416,324	27.19	33.57	11,409,195	—	0.90	1.10	18.29	18.58
2020	447,975	19.85	28.38	10,348,347	—	0.90	1.25	27.33	27.81
2019	507,893	15.59	22.25	9,176,159	—	0.90	1.25	25.62	26.07
2018	560,909	12.41	17.68	8,038,291	—	0.90	1.25	(9.75)	(9.48)
2017	611,929	13.75	19.57	9,687,691	—	0.90	1.25	21.25	21.77

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Calamos® Growth and Income
2021	438,519	19.86	27.22	10,893,442	0.00	0.90	1.10	16.23	16.50
2020	409,322	17.05	23.42	8,674,810	0.01	0.90	1.25	17.31	17.74
2019	441,404	14.49	19.93	7,978,377	1.32	0.90	1.25	20.74	21.15
2018	474,223	11.96	16.49	7,090,713	1.65	0.90	1.25	(7.91)	(7.50)
2017	512,944	12.93	17.87	8,307,304	1.57	0.90	1.25	11.53	11.90
Calamos® High Income Opportunities
2021	35,842	11.10	11.71	419,033	0.05	0.90	1.25	2.02	2.36
2020	39,242	10.88	11.44	448,211	0.05	0.90	1.25	0.37	0.79
2019	39,792	10.84	11.35	450,910	6.01	0.90	1.25	9.49	9.87
2018	40,501	9.90	10.33	417,532	6.59	0.90	1.25	(8.25)	(7.93)
2017	41,984	10.79	11.22	470,273	4.82	0.90	1.25	1.60	1.91
ClearBridge Small Cap Growth
2021	989	27.24	27.24	26,919	—	0.90	0.90	7.63	7.63
2020	960	25.31	25.31	24,278	—	0.90	0.90	37.93	37.93
2019	931	18.35	18.35	17,080	—	0.90	0.90	20.49	20.49
2018	904	15.23	15.23	13,765	—	0.90	0.90	0.13	0.13
2017	1,185	15.21	15.21	18,014	—	0.90	0.90	20.14	20.14
ClearBridge Variable Aggressive Growth
2021	350,392	19.24	21.44	7,481,961	0.00	0.75	1.35	5.37	5.98
2020	539,789	18.26	20.23	10,635,452	0.00	0.75	1.35	12.72	13.33
2019	800,538	16.20	17.85	14,213,298	0.74	0.75	1.35	19.38	20.20
2018	864,798	13.57	14.85	12,770,816	0.39	0.75	1.35	(12.45)	(11.97)
2017	937,283	12.04	16.87	15,779,893	0.21	0.75	1.35	11.03	14.56
ClearBridge Variable Small Cap Growth
2021	322,798	29.06	32.60	10,174,791	—	0.75	1.35	7.79	8.49
2020	362,282	26.96	30.05	10,545,530	—	0.75	1.35	37.13	37.97
2019	339,779	19.66	21.78	7,223,355	—	0.75	1.35	21.51	22.22
2018	411,917	16.18	17.82	7,105,038	—	0.75	1.35	(0.98)	(0.39)
2017	642,124	16.34	17.89	10,932,489	—	0.75	1.35	18.92	19.67

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Delaware Ivy Asset Strategy (b)
2021	20,361	12.73	12.73	259,238	0.02	0.90	0.90	9.46	9.46
2020	20,370	11.63	11.63	236,970	0.02	0.90	0.90	9.10	9.10
2019	24,462	10.66	10.66	260,847	2.12	0.90	0.90	17.01	17.01
2018	23,957	9.11	9.11	218,274	1.45	0.90	0.90	(9.17)	(9.17)
2017	26,743	10.03	10.03	268,099	1.04	0.90	0.90	13.85	13.85
Delaware Ivy VIP Asset Strategy (b)
2021	104,510	11.23	13.21	1,182,345	0.02	0.25	1.25	5.62	6.96
2020	104,722	10.56	12.59	1,114,353	0.02	0.25	1.45	8.94	10.25
2019	69,502	9.63	11.42	677,775	2.38	0.25	1.45	16.49	17.85
2018	56,217	8.21	9.69	471,384	2.28	0.25	1.45	(9.62)	(8.41)
2017	40,258	9.01	11.73	376,267	1.52	0.25	1.45	13.16	16.83
Delaware Ivy VIP Balanced (b)
2021	5,690	14.29	17.76	100,948	0.01	0.25	1.25	10.95	12.26
2020	9,653	12.88	16.12	140,504	0.01	0.25	1.45	9.06	10.49
2019	5,373	11.81	14.59	76,977	1.74	0.25	1.45	16.82	18.14
2018	5,215	10.11	12.35	63,333	1.62	0.25	1.45	(7.50)	(6.30)
2017	5,060	10.93	13.18	65,751	1.58	0.25	1.45	6.53	7.77
Delaware Ivy VIP Core Equity (b)
2021	139	27.35	27.35	3,796	0.00	0.25	0.25	24.83	24.83
2020	6,705	16.96	22.33	146,652	0.00	0.25	1.45	16.16	17.65
2019	6,555	14.60	18.98	122,065	0.57	0.25	1.45	25.43	26.87
2018	6,422	11.64	14.96	94,428	0.50	0.25	1.45	(8.71)	(7.54)
2017	6,111	12.75	16.18	97,567	0.43	0.25	1.45	15.49	16.82

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Delaware Ivy VIP Energy (b)
2021	41,977	3.60	3.75	154,385	0.01	0.25	1.25	35.87	37.40
2020	27,016	2.62	2.76	71,558	0.01	0.25	1.45	(39.61)	(38.76)
2019	27,490	4.29	4.57	119,752	—	0.25	1.45	(1.08)	0.23
2018	37,844	4.29	4.62	165,899	—	0.25	1.45	(36.97)	(36.31)
2017	27,208	6.74	7.33	185,566	0.63	0.25	1.45	(16.51)	(15.47)
Delaware Ivy VIP Global Bond (b)
2021	2,133	8.95	9.54	20,340	0.04	0.25	1.25	(5.19)	(4.02)
2020	1,370	9.44	10.12	13,604	0.07	0.25	1.45	3.40	4.65
2019	12,275	9.13	9.67	116,625	4.29	0.25	1.45	4.70	5.91
2018	14,437	8.72	9.13	129,732	2.80	0.25	1.45	(4.60)	(3.39)
2017	13,504	9.14	9.45	125,864	2.61	0.25	1.45	(0.22)	0.96
Delaware Ivy VIP Global Equity Income (b)
2021	9,644	15.71	15.71	151,520	0.01	0.25	0.25	13.18	13.18
2020	2,506	11.90	14.14	34,782	0.02	0.25	1.45	(1.41)	(0.14)
2019	2,433	12.07	14.16	33,874	2.81	0.25	1.45	17.87	19.19
2018	2,361	10.24	11.88	27,631	1.70	0.25	1.45	(15.58)	(14.53)
2017	2,291	12.13	13.90	31,426	1.24	0.25	1.45	10.57	11.92
Delaware Ivy VIP Global Growth (b)
2021	53,056	18.32	18.32	971,589	0.00	0.25	0.25	14.14	14.14
2020	51,490	14.50	16.36	826,409	0.00	0.25	1.45	15.35	16.69
2019	49,958	12.57	14.02	687,909	0.34	0.25	1.45	20.40	21.91
2018	18,106	10.44	11.50	204,934	0.01	0.25	1.45	(10.39)	(9.23)
2017	121	11.65	12.67	1,505	0.07	0.25	1.45	19.12	20.55

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Delaware Ivy VIP Growth (b)
2021	5,553	38.20	38.20	211,983	—	0.25	0.25	25.86	25.86
2020	6,359	24.24	30.93	192,910	—	0.25	1.45	24.82	26.35
2019	9,477	19.42	24.48	227,842	—	0.25	1.45	30.69	32.25
2018	11,656	14.86	18.51	212,377	0.04	0.25	1.45	(2.24)	(1.02)
2017	17,146	15.20	18.70	316,223	0.23	0.25	1.45	23.68	25.25
Delaware Ivy VIP High Income (b)
2021	50,957	10.40	13.45	586,206	0.06	0.25	1.25	1.46	2.72
2020	48,086	10.25	13.10	536,206	0.24	0.25	1.45	1.38	2.66
2019	60,810	10.11	12.76	628,258	6.41	0.25	1.45	6.31	7.59
2018	59,692	9.51	11.86	581,155	6.67	0.25	1.45	(6.40)	(5.20)
2017	53,642	10.16	12.51	596,955	29.24	0.25	1.45	2.01	3.22
Delaware Ivy VIP International Core Equity (b)
2021	41,957	11.73	12.04	501,820	0.01	0.25	1.25	9.22	10.46
2020	43,677	10.74	11.10	474,233	0.02	0.25	1.45	2.48	3.74
2019	50,997	10.48	10.70	535,978	1.60	0.25	1.45	13.54	14.93
2018	55,775	9.17	9.31	512,068	1.69	0.25	1.45	(21.38)	(20.50)
2017	57,214	11.55	11.74	662,582	1.33	0.25	1.45	17.75	19.25
Delaware Ivy VIP Limited-Term Bond (b)
2021	8,539	8.40	8.40	71,787	0.03	0.25	0.25	(3.67)	(3.67)
2020	—	8.29	8.89	—	—	0.25	1.45	(0.48)	0.79
2019	—	8.33	8.82	—	—	0.25	1.45	(0.24)	0.92
2018	—	8.35	8.74	—	—	0.25	1.45	(3.69)	(2.46)
2017	—	8.67	8.96	—	—	0.25	1.45	(3.02)	(1.86)

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Delaware Ivy VIP Mid Cap Growth (b)
2021	10,196	25.04	30.41	288,961	—	0.25	1.25	11.29	12.63
2020	9,519	22.50	27.51	237,252	—	0.25	1.45	42.50	44.26
2019	3,290	15.79	19.07	58,646	—	0.25	1.45	31.91	33.54
2018	5,374	11.97	14.28	69,408	—	0.25	1.45	(4.39)	(3.25)
2017	8,344	12.52	14.76	119,575	—	0.25	1.45	21.32	22.80
Delaware Ivy VIP Natural Resources (b)
2021	32,967	5.32	5.76	189,760	0.02	0.25	1.25	21.18	22.55
2020	28,462	4.39	4.76	133,854	0.04	0.25	1.45	(15.74)	(14.70)
2019	—	5.21	5.58	—	—	0.25	1.45	4.62	5.88
2018	—	4.98	5.27	—	—	0.25	1.45	(26.55)	(25.67)
2017	—	6.78	7.09	—	—	0.25	1.45	(1.60)	(0.42)
Delaware Ivy VIP Science And Technology (b)
2021	9,455	24.87	34.72	272,333	—	0.25	1.25	10.14	11.46
2020	16,740	22.58	31.74	407,203	—	0.25	1.45	29.47	31.05
2019	22,009	17.44	24.22	392,869	—	0.25	1.45	42.95	44.68
2018	21,878	12.20	16.74	274,643	—	0.25	1.45	(9.36)	(8.27)
2017	13,425	13.46	18.25	193,358	—	0.25	1.45	26.38	27.89
Delaware Ivy VIP Securian Real Estate Securities (b)
2021	3,188	15.68	19.98	53,190	0.01	0.25	1.25	37.42	39.14
2020	4,665	11.41	14.64	55,409	0.02	0.25	1.45	(7.39)	(6.21)
2019	4,581	12.32	15.61	58,745	1.64	0.25	1.45	19.03	20.45
2018	4,500	10.35	12.96	48,493	2.02	0.25	1.45	(9.69)	(8.60)
2017	8,693	11.46	14.18	101,724	1.08	0.25	1.45	0.79	2.01

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Delaware Ivy VIP Small Cap Growth (b)
2021	13,273	17.80	18.80	245,229	0.01	0.25	1.25	(0.50)	0.64
2020	9,802	17.89	19.03	179,411	—	0.25	1.45	31.64	33.26
2019	12,381	13.59	14.28	170,461	—	0.25	1.45	17.97	19.40
2018	14,544	11.52	11.96	168,719	0.42	0.25	1.45	(8.28)	(7.14)
2017	13,959	12.56	12.88	176,767	—	0.25	1.45	17.71	19.15
Delaware Ivy VIP Smid Cap Core (b)
2021	13,282	15.96	19.21	246,246	—	0.25	1.25	15.48	16.92
2020	17,230	13.82	16.74	276,134	—	0.25	1.45	2.37	3.59
2019	19,489	13.50	16.16	302,799	—	0.25	1.45	18.94	20.42
2018	20,713	11.35	13.42	268,615	0.16	0.25	1.45	(14.40)	(13.36)
2017	19,382	13.26	15.49	289,803	—	0.25	1.45	8.78	10.09
Delaware Ivy VIP Value (b)
2021	11,159	15.83	20.23	225,783	0.02	0.25	1.25	25.44	26.99
2020	12,915	12.62	16.23	205,768	0.02	0.25	1.45	(2.47)	(1.28)
2019	14,444	12.94	16.44	233,464	0.83	0.25	1.45	20.82	22.23
2018	15,791	10.71	13.45	209,116	1.97	0.25	1.45	(11.27)	(10.21)
2017	15,927	12.07	14.98	235,371	1.39	0.25	1.45	7.58	8.95
Dimensional VA Equity Allocation
2021	41,859	13.90	13.90	582,038	0.03	0.25	0.25	20.35	20.35
2020	22,472	11.27	11.58	259,678	0.01	0.25	1.85	6.82	8.53
2019	34,023	10.55	10.67	362,481	3.42	0.25	1.85	5.50	6.70
Dimensional VA Global Bond Portfolio
2021	113,581	7.67	8.25	936,204	0.01	0.25	1.65	(5.77)	(4.29)
2020	40,574	8.14	8.75	348,673	0.00	0.25	1.85	(3.33)	(1.80)
2019	91,980	8.42	8.91	807,180	3.75	0.25	1.85	(0.82)	0.79
2018	32,214	8.49	8.84	281,189	4.53	0.65	1.85	(3.08)	(1.89)
2017	32,092	8.76	9.01	286,154	1.21	0.65	1.85	(2.67)	(1.53)

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Dimensional VA Global Moderate Allocation
2021	33,270	12.42	12.42	413,498	0.03	0.25	0.25	10.50	10.50
2020	—	10.97	11.27	—	—	0.25	1.85	5.99	7.74
2019	—	10.35	10.46	—	—	0.25	1.85	3.50	4.60
Dimensional VA International Small Portfolio
2021	132,844	13.21	15.80	2,049,035	0.04	0.25	1.65	9.08	10.96
2020	49,975	12.11	14.46	665,782	0.02	0.25	1.85	4.22	5.86
2019	63,059	11.62	13.66	796,000	2.78	0.25	1.85	18.09	19.93
2018	60,892	9.84	11.39	648,611	1.43	0.65	1.85	(23.60)	(22.67)
2017	79,407	12.88	14.73	1,111,286	2.64	0.65	1.85	23.73	25.36
Dimensional VA International Value Portfolio
2021	107,165	9.98	11.70	1,231,337	0.05	0.25	1.65	12.51	14.37
2020	53,842	8.87	10.39	536,046	0.01	0.25	1.85	(6.43)	(4.94)
2019	91,933	9.48	10.93	976,840	3.43	0.25	1.85	10.36	12.22
2018	99,120	8.59	9.74	943,289	2.52	0.65	1.85	(21.05)	(20.10)
2017	111,088	10.88	12.19	1,329,013	2.96	0.65	1.85	19.82	21.29
Dimensional VA Short-Term Fixed Portfolio
2021	162,616	7.09	7.69	1,247,891	0.00	0.25	1.65	(4.83)	(3.39)
2020	46,315	7.45	8.08	366,704	0.00	0.25	1.85	(4.24)	(2.65)
2019	89,370	7.78	8.30	730,129	1.32	0.25	1.85	(2.38)	(0.72)
2018	218,737	7.97	8.36	1,772,046	0.94	0.65	1.85	(3.04)	(1.88)
2017	90,269	8.22	8.52	761,963	0.86	0.65	1.85	(3.97)	(2.85)
Dimensional VA U.S. Large Value Portfolio
2021	188,530	15.51	21.60	3,842,822	0.02	0.25	1.65	20.98	23.01
2020	155,317	12.82	17.56	2,534,036	0.02	0.25	1.85	(6.08)	(4.57)
2019	178,873	13.65	18.40	3,062,371	2.13	0.25	1.85	19.84	21.69
2018	184,654	11.39	15.12	2,634,959	2.48	0.65	1.85	(16.31)	(15.25)
2017	163,915	13.61	17.84	2,716,150	2.00	0.65	1.85	13.42	14.80

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Dimensional VA U.S. Targeted Value Portfolio
2021	121,156	15.63	21.82	2,491,539	0.02	0.25	1.65	33.02	35.28
2020	89,465	11.75	16.38	1,317,411	0.02	0.25	1.85	(0.93)	0.61
2019	83,689	11.86	16.28	1,186,056	1.50	0.25	1.85	16.73	18.66
2018	82,976	10.16	13.72	999,392	1.04	0.65	1.85	(19.87)	(18.91)
2017	85,120	12.68	16.92	1,271,601	1.08	0.65	1.85	4.53	5.82
DWS Capital Growth VIP
2021	1,838	35.54	35.54	65,306	—	0.25	0.25	18.51	18.51
2020	1,796	24.64	30.55	53,821	0.00	0.25	1.45	32.69	34.23
2019	3,272	18.57	22.76	67,421	0.12	0.25	1.45	30.77	32.40
2018	1,723	14.20	17.19	29,143	0.51	0.25	1.45	(6.15)	(4.98)
2017	1,696	15.13	18.09	30,259	0.46	0.25	1.45	20.46	21.90
DWS Core Equity VIP
2021	4,990	21.43	21.43	107,084	0.00	1.25	1.25	19.52	19.52
2020	4,844	17.93	23.21	86,972	0.01	0.25	1.45	10.61	11.96
2019	6,997	16.21	20.73	123,138	1.00	0.25	1.45	24.21	25.79
2018	11,140	13.05	16.48	163,816	1.51	0.25	1.45	(10.12)	(9.05)
2017	14,066	14.52	18.12	226,169	0.93	0.25	1.45	15.42	16.83
DWS CROCI® U.S. VIP
2021	775	14.58	14.58	11,295	0.02	0.25	0.25	22.21	22.21
2020	935	9.69	12.15	11,152	0.02	0.25	1.45	(16.25)	(15.27)
2019	1,118	11.57	14.34	15,741	—	0.25	1.45	26.73	28.26
2018	—	9.13	11.18	—	—	0.25	1.45	(14.59)	(13.53)
2017	—	10.69	12.93	—	—	0.25	1.45	17.09	18.52
DWS Global Small Cap VIP
2021	3,922	11.83	14.10	51,153	0.00	0.25	1.25	9.64	11.02
2020	3,809	10.79	12.94	44,993	0.01	0.25	1.45	11.81	13.21
2019	3,700	9.65	11.43	38,851	—	0.25	1.45	15.85	17.23
2018	3,595	8.33	9.75	32,405	—	0.25	1.45	(24.20)	(23.29)
2017	3,560	10.99	12.71	42,146	—	0.25	1.45	14.36	15.76

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
DWS High Income VIP
2021	27,657	10.19	11.32	308,514	0.00	0.25	1.25	(0.78)	0.53
2020	998	10.27	11.44	11,245	0.05	0.25	1.45	1.18	2.42
2019	970	10.15	11.17	10,680	—	0.25	1.45	10.33	11.70
2018	582	9.20	10.00	5,748	92.48	0.25	1.45	(7.07)	(5.93)
2017	240	9.90	10.63	2,375	11.27	0.25	1.45	2.59	3.81
DWS International Growth VIP
2021	929	14.64	14.64	13,625	0.00	0.25	0.25	4.42	4.42
2020	1,121	13.54	14.28	15,739	0.01	0.25	1.45	16.93	18.31
2019	1,340	11.58	12.07	15,908	—	0.25	1.45	25.19	26.65
2018	11,291	9.25	9.53	105,950	0.78	0.25	1.45	(20.53)	(19.58)
2017	9,278	11.64	11.85	108,481	—	0.25	1.45	19.75	21.29
DWS Small Mid Cap Value VIP
2021	2,314	13.22	15.61	35,007	0.00	0.25	1.25	24.37	25.89
2020	1,027	10.63	12.63	10,905	0.01	0.25	1.45	(5.43)	(4.32)
2019	996	11.24	13.20	11,189	0.37	0.25	1.45	15.76	17.13
2018	967	9.71	11.27	9,383	1.50	0.25	1.45	(20.02)	(18.98)
2017	3,121	12.14	13.91	40,381	0.24	0.25	1.45	5.38	6.59
Eaton Vance VT Floating-Rate Income
2021	489,492	8.96	9.71	4,421,594	0.03	0.25	1.25	(0.88)	0.31
2020	212,622	9.04	9.80	1,939,202	0.02	0.25	1.45	(2.48)	(1.31)
2019	446,508	9.27	9.93	4,165,459	4.54	0.25	1.45	2.43	3.65
2018	318,850	9.05	9.58	2,923,380	3.29	0.25	1.45	(4.44)	(3.23)
2017	1,089,172	9.47	9.90	10,326,425	3.40	0.25	1.45	(1.04)	0.10
Federated Hermes Corporate Bond
2021	597,778	11.73	12.37	7,386,684	0.03	0.90	1.25	(4.17)	(3.81)
2020	632,999	12.24	12.86	8,140,764	0.04	0.90	1.25	4.26	4.64
2019	554,476	11.74	12.29	6,808,461	4.06	0.90	1.25	9.11	9.44
2018	681,079	10.76	11.23	7,642,608	3.24	0.90	1.25	(7.00)	(6.65)
2017	571,983	11.57	12.03	6,878,204	3.79	0.90	1.25	2.21	2.56

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Federated Hermes Fund for U.S. Government Securities II
2021	339,818	7.94	9.33	2,820,811	0.02	0.25	1.45	(6.37)	(5.09)
2020	669,476	8.48	10.11	5,826,857	0.03	0.25	1.45	0.57	1.92
2019	461,767	8.42	9.92	3,945,177	2.73	0.25	1.45	1.20	2.48
2018	591,579	8.32	9.68	4,979,476	2.23	0.25	1.45	(3.93)	(2.81)
2017	537,514	8.66	9.96	4,716,292	2.56	0.25	1.45	(2.61)	(1.29)
Federated Hermes High Income Bond II
2021	333,997	10.49	15.56	5,172,672	0.05	0.25	1.35	(0.10)	1.08
2020	392,381	10.50	15.56	6,079,125	0.03	0.25	1.45	0.86	2.15
2019	1,150,139	10.41	15.41	13,777,611	3.68	0.25	1.45	9.12	10.48
2018	399,804	9.54	14.11	5,609,325	9.77	0.25	1.45	(7.65)	(6.53)
2017	765,001	10.33	15.26	11,612,244	7.05	0.25	1.45	1.87	3.15
Fidelity® Advisor Dividend Growth
2021	159,930	16.21	20.91	2,602,050	0.00	0.90	1.10	22.28	22.52
2020	167,664	13.23	17.10	2,226,007	0.01	0.90	1.25	(2.76)	(2.43)
2019	183,702	13.56	17.56	2,497,408	1.30	0.90	1.25	22.60	23.05
2018	186,637	11.02	14.30	2,061,934	1.15	0.90	1.25	(11.25)	(10.91)
2017	238,429	12.37	16.09	3,012,628	1.14	0.90	1.25	14.39	14.75
Fidelity® Advisor International Capital Appreciation (d)
2021	19,982	18.82	23.11	376,781	—	0.90	1.10	7.19	7.42
2020	23,434	17.52	21.56	412,836	—	0.90	1.10	16.73	16.96
2019	25,124	14.98	18.47	378,305	0.20	0.90	1.10	26.77	27.06
2018	30,947	11.79	14.57	366,400	—	0.90	1.10	(16.79)	(16.62)
2017	32,475	14.14	17.51	460,903	—	0.90	1.10	29.70	29.96

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Fidelity® Advisor Leveraged Company Stock
2021	3,606	22.51	22.51	81,307	0.00	0.90	0.90	20.05	20.05
2020	3,628	18.75	18.75	68,163	—	0.90	0.90	23.68	23.68
2019	3,676	15.16	15.16	55,839	—	0.90	0.90	24.16	24.16
2018	2,134	12.21	12.21	26,123	—	0.90	0.90	(19.46)	(19.46)
2017	3,448	15.16	15.16	52,365	0.37	0.90	0.90	12.55	12.55
Fidelity® Advisor New Insights
2021	13,541	25.78	25.78	349,204	—	0.90	0.90	19.24	19.24
2020	14,423	21.62	21.62	311,905	—	0.90	0.90	18.60	18.60
2019	117,915	18.23	18.23	2,149,209	—	0.90	0.90	23.93	23.93
2018	153,937	14.71	14.71	2,265,034	—	0.90	0.90	(8.35)	(8.35)
2017	136,867	16.05	16.05	2,196,761	—	0.90	0.90	22.80	22.80
Fidelity® Advisor Real Estate
2021	129,534	11.95	28.39	2,150,541	0.01	0.90	1.25	32.48	32.91
2020	143,676	9.02	21.36	1,816,554	0.01	0.90	1.25	(10.96)	(10.65)
2019	142,736	10.13	23.91	2,001,510	1.63	0.90	1.25	17.38	17.78
2018	155,246	8.63	20.30	1,809,464	1.92	0.90	1.25	(10.75)	(10.41)
2017	172,763	9.67	22.66	2,215,924	1.07	0.90	1.25	(1.02)	(0.59)
Fidelity® Advisor Stock Selector Mid Cap
2021	133,502	21.73	29.26	2,907,795	0.00	0.90	1.10	17.70	17.97
2020	153,714	18.42	24.86	2,837,587	0.01	0.90	1.10	7.95	8.16
2019	159,515	17.03	23.03	2,721,477	0.51	0.90	1.10	23.82	24.03
2018	49,974	13.73	18.60	688,952	0.39	0.90	1.10	(12.59)	(12.44)
2017	46,831	15.68	21.28	737,158	0.03	0.90	1.10	14.78	15.04
Fidelity® Advisor Value Strategies
2021	110,875	22.87	30.47	2,598,277	0.01	0.90	1.10	27.28	27.62
2020	95,614	15.39	23.94	1,726,583	0.01	0.90	1.25	3.22	3.52
2019	115,491	14.91	23.16	2,033,553	1.15	0.90	1.25	28.31	28.79
2018	113,397	11.62	18.02	1,538,651	0.51	0.90	1.25	(21.27)	(20.99)
2017	125,329	14.76	22.86	2,149,286	1.00	0.90	1.25	13.63	14.01

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Fidelity® VIP Balanced
2021	215,787	17.39	20.30	3,945,770	0.01	0.25	1.25	12.85	14.24
2020	80,655	15.41	18.11	1,370,341	0.01	0.25	1.45	16.74	18.21
2019	103,630	13.20	15.32	1,511,364	1.65	0.25	1.45	18.71	20.16
2018	90,833	11.12	12.75	1,110,386	1.32	0.25	1.45	(8.63)	(7.47)
2017	92,139	12.17	13.78	1,213,928	1.17	0.25	1.45	11.14	12.40
Fidelity® VIP Contrafund
2021	703,352	22.90	33.47	21,753,584	0.00	0.25	1.35	21.94	23.43
2020	761,280	18.78	27.42	19,434,949	0.00	0.25	1.45	24.54	26.09
2019	688,055	15.08	21.99	14,693,721	0.22	0.25	1.45	25.56	27.03
2018	806,398	12.01	17.50	13,699,710	0.44	0.25	1.45	(10.71)	(9.61)
2017	1,000,138	13.45	19.58	18,978,197	0.75	0.25	1.45	16.25	17.66
Fidelity® VIP Disciplined Small Cap
2021	32,521	15.83	20.94	666,203	0.00	0.25	1.25	15.21	16.53
2020	3,881	13.74	18.31	57,796	0.01	0.25	1.45	12.90	14.37
2019	4,044	12.17	16.01	53,754	0.66	0.25	1.45	18.04	19.39
2018	8,543	10.31	13.41	103,654	0.69	0.25	1.45	(17.06)	(16.03)
2017	7,149	12.43	15.97	102,473	0.58	0.25	1.45	2.14	3.37
Fidelity® VIP Emerging Markets
2021	56,161	13.52	14.48	798,182	0.02	0.25	1.25	(6.63)	(5.50)
2020	41,226	14.48	15.33	618,455	0.01	0.25	1.45	25.15	26.69
2019	42,400	11.57	12.10	503,136	1.26	0.25	1.45	23.48	25.13
2018	55,556	9.37	9.67	528,033	0.59	0.25	1.45	(21.72)	(20.80)
2017	47,682	11.97	12.21	574,477	0.57	0.25	1.45	40.66	42.31
Fidelity® VIP Equity-Income
2021	337,551	15.40	15.40	5,208,574	0.02	0.75	0.75	20.03	20.03
2020	278,656	12.83	12.83	3,583,843	0.01	0.75	0.75	2.48	2.48
2019	234,467	12.52	12.52	2,942,940	1.76	0.75	0.75	22.39	22.39
2018	277,146	10.23	10.23	2,838,571	2.09	0.75	0.75	(11.89)	(11.89)
2017	322,501	11.61	11.61	3,743,704	1.50	0.75	0.75	8.50	8.50

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Fidelity® VIP Growth & Income
2021	342,001	17.03	24.23	5,875,054	0.02	0.25	1.25	20.17	21.64
2020	299,240	14.07	20.30	4,247,734	0.02	0.25	1.45	2.91	4.10
2019	316,920	13.58	19.50	4,378,338	3.62	0.25	1.45	23.96	25.56
2018	303,657	10.87	15.53	3,350,027	0.24	0.25	1.45	(13.09)	(12.11)
2017	308,567	12.43	17.67	3,894,997	1.01	0.25	1.45	11.53	12.91
Fidelity® VIP Growth Opportunities
2021	1,480,594	35.72	46.24	54,699,311	—	0.25	1.35	6.81	8.10
2020	1,516,109	33.21	42.78	52,367,164	—	0.25	1.45	60.86	62.85
2019	1,160,273	20.50	26.27	25,219,339	—	0.25	1.45	34.36	35.97
2018	1,016,543	15.15	19.32	16,584,394	0.09	0.25	1.45	7.35	8.60
2017	898,276	14.02	17.79	13,584,776	0.12	0.25	1.45	28.28	29.95
Fidelity® VIP High Income
2021	956,319	9.96	11.03	9,549,997	0.02	0.25	1.25	(0.20)	1.02
2020	988,519	9.98	10.93	9,878,683	0.04	0.25	1.45	(2.06)	(0.82)
2019	825,999	10.19	11.02	8,423,400	3.68	0.25	1.45	9.81	11.09
2018	86,205	9.28	9.92	806,214	16.66	0.25	1.45	(7.85)	(6.77)
2017	219,503	10.02	10.64	2,211,342	4.70	0.25	1.45	2.23	3.50
Fidelity® VIP Index 500
2021	1,193,327	22.22	26.50	28,267,662	0.01	0.25	1.40	22.69	24.18
2020	1,174,888	18.11	21.34	22,549,081	0.01	0.25	1.45	12.76	14.12
2019	1,235,638	16.06	18.70	20,919,733	1.83	0.25	1.45	25.27	26.87
2018	1,119,941	12.82	14.74	15,121,155	1.47	0.25	1.45	(8.88)	(7.82)
2017	1,602,160	14.07	15.99	23,473,354	1.58	0.25	1.45	16.18	17.57
Fidelity® VIP Investment Grade Bond
2021	592,706	9.20	11.33	6,076,230	0.02	0.25	1.35	(5.15)	(4.00)
2020	662,822	9.70	11.81	7,144,248	0.02	0.25	1.45	4.41	5.64
2019	681,179	9.29	11.18	6,992,465	2.70	0.25	1.45	4.62	5.97
2018	576,722	8.88	10.55	5,640,191	2.16	0.25	1.45	(5.13)	(4.00)
2017	623,176	9.36	10.99	6,377,629	2.10	0.25	1.45	(0.53)	0.64

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Fidelity® VIP Mid Cap
2021	46,160	17.15	19.95	897,454	0.00	0.25	1.25	19.85	21.28
2020	34,989	14.31	16.76	559,125	0.00	0.25	1.45	12.68	14.09
2019	32,128	12.70	14.69	451,261	0.67	0.25	1.45	17.81	19.24
2018	37,669	10.78	12.32	446,721	0.44	0.25	1.45	(18.52)	(17.48)
2017	36,006	13.23	14.93	519,465	0.44	0.25	1.45	15.34	16.64
Fidelity® VIP Overseas
2021	480,316	13.48	15.00	6,517,890	0.00	0.25	1.25	14.25	15.56
2020	557,012	11.72	13.23	6,547,613	0.00	0.25	1.45	10.30	11.65
2019	189,218	10.55	11.85	2,007,883	1.28	0.25	1.45	21.92	23.44
2018	290,862	8.59	9.60	2,520,463	1.38	0.25	1.45	(18.78)	(17.81)
2017	305,579	10.50	11.68	3,234,609	1.48	0.25	1.45	24.36	25.86
Fidelity® VIP Real Estate
2021	24,112	13.86	18.14	432,911	0.01	0.25	1.25	32.63	34.27
2020	20,012	10.45	13.77	264,131	0.02	0.25	1.45	(10.84)	(9.76)
2019	18,967	11.72	15.26	277,109	1.56	0.25	1.45	17.55	19.03
2018	20,795	9.97	12.82	253,793	2.25	0.25	1.45	(10.50)	(9.46)
2017	29,576	11.14	14.16	401,733	1.37	0.25	1.45	(0.80)	0.50
Fidelity® VIP Strategic Income
2021	154,678	9.80	10.91	1,679,505	0.03	0.25	1.25	(1.01)	0.18
2020	114,754	9.90	11.10	1,246,047	0.02	0.25	1.45	2.48	3.74
2019	213,143	9.66	10.70	2,153,751	5.14	0.25	1.45	5.81	7.11
2018	41,362	9.13	9.99	404,126	3.07	0.25	1.45	(7.03)	(5.93)
2017	55,459	9.82	10.62	559,854	2.91	0.25	1.45	2.83	4.12
Franklin Allocation VIP Fund
2021	235,454	13.13	13.13	3,090,071	0.02	0.75	0.75	7.36	7.36
2020	251,768	12.23	12.23	3,076,226	0.01	0.75	0.75	7.66	7.66
2019	280,125	11.36	11.36	3,180,314	3.44	0.75	0.75	15.21	15.21
2018	274,014	9.86	9.86	2,701,439	2.71	0.75	0.75	(12.97)	(12.97)
2017	364,951	11.33	11.33	4,132,019	2.52	0.75	0.75	7.70	7.70

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Franklin DynaTech VIP (b)
2021	46,514	25.00	28.98	1,327,060	—	0.25	1.25	11.11	12.46
2020	43,994	22.50	26.26	1,121,136	—	0.25	1.45	38.55	40.20
2019	39,823	16.24	18.73	727,716	—	0.25	1.45	25.41	26.98
2018	17,367	12.95	14.75	247,170	—	0.25	1.45	(1.37)	(0.14)
2017	1,334	13.13	14.77	17,509	—	0.25	1.45	21.46	22.88
Franklin Growth and Income VIP Fund
2021	31,726	16.78	21.81	578,205	0.02	0.25	1.25	19.86	21.23
2020	29,615	14.00	18.33	445,327	0.01	0.25	1.45	0.86	2.17
2019	13,356	13.88	17.94	237,039	4.11	0.25	1.45	20.17	21.63
2018	2,090	11.55	14.75	30,355	2.51	0.25	1.45	(8.77)	(7.64)
2017	2,028	12.66	15.97	31,956	5.34	0.25	1.45	10.86	12.15
Franklin Income VIP Fund
2021	1,236,326	11.55	13.67	15,296,637	0.06	0.25	1.35	11.70	13.07
2020	989,408	10.34	12.32	11,086,207	0.05	0.25	1.45	(3.72)	(2.53)
2019	1,518,928	10.74	12.64	17,546,534	4.94	0.25	1.45	11.07	12.36
2018	1,627,588	9.67	11.25	16,853,893	4.49	0.25	1.45	(8.51)	(7.41)
2017	1,776,953	10.57	12.15	19,955,592	4.38	0.25	1.45	4.86	6.11
Franklin Large Cap Growth VIP Fund
2021	—	24.79	24.79	—	—	1.25	1.25	10.23	10.23
2020	668	22.49	28.48	14,996	—	0.25	1.45	38.31	40.02
2019	2,190	16.26	20.34	35,597	—	0.25	1.45	28.74	30.30
2018	950	12.63	15.61	12,873	—	0.25	1.45	(5.82)	(4.64)
2017	281	13.41	16.37	4,533	—	0.25	1.45	22.58	24.02

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Franklin Mutual Global Discovery VIP Fund
2021	726,387	11.68	14.52	9,260,858	0.03	0.25	1.35	13.95	15.33
2020	832,842	10.25	12.82	9,260,766	0.02	0.25	1.45	(8.65)	(7.57)
2019	1,025,006	11.22	13.87	12,389,907	1.65	0.25	1.45	18.98	20.40
2018	1,205,832	9.43	11.52	12,170,219	2.32	0.25	1.45	(15.12)	(14.09)
2017	1,408,212	11.11	13.41	16,638,055	1.74	0.25	1.45	3.91	5.18
Franklin Mutual Shares VIP Fund
2021	6,567	12.07	15.32	80,146	0.02	0.25	1.25	13.98	15.36
2020	2,705	10.59	13.53	29,367	0.02	0.25	1.45	(9.18)	(8.08)
2019	2,676	11.66	14.72	31,953	1.72	0.25	1.45	17.19	18.61
2018	3,121	9.95	12.41	31,634	2.48	0.25	1.45	(13.02)	(11.99)
2017	3,198	11.44	14.10	37,221	0.71	0.25	1.45	3.62	4.91
Franklin Rising Dividends VIP Fund
2021	37,153	19.91	26.89	806,309	0.01	0.25	1.25	21.33	22.73
2020	55,324	16.41	22.33	960,110	0.01	0.25	1.45	10.88	12.27
2019	71,635	14.80	19.89	1,178,629	1.47	0.25	1.45	23.64	25.09
2018	106,502	11.97	15.90	1,393,061	1.25	0.25	1.45	(9.25)	(8.09)
2017	103,231	13.19	17.30	1,520,684	1.43	0.25	1.45	15.30	16.66
Franklin Small Cap Value VIP Fund
2021	227,846	15.27	19.50	3,997,832	0.02	0.25	1.35	19.86	21.42
2020	180,728	12.74	16.37	2,628,060	0.01	0.25	1.45	0.55	1.80
2019	373,954	12.67	16.08	5,304,968	0.74	0.25	1.45	20.90	22.37
2018	221,469	10.48	13.14	2,614,474	1.18	0.25	1.45	(16.69)	(15.72)
2017	506,078	12.58	15.59	7,059,504	0.33	0.25	1.45	5.80	7.15
Franklin Small-Mid Cap Growth VIP Fund
2021	152,284	21.99	49.84	4,021,652	—	0.25	1.45	5.21	6.50
2020	266,252	20.90	47.92	6,645,295	—	0.25	1.45	48.33	50.13
2019	215,007	14.09	31.92	3,531,079	—	0.25	1.45	25.69	27.27
2018	235,738	11.21	25.08	3,085,642	—	0.25	1.45	(9.54)	(8.40)
2017	221,461	12.39	27.38	3,186,989	—	0.25	1.45	16.10	17.51

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Franklin Strategic Income VIP Fund
2021	247,613	8.68	9.03	2,226,806	0.01	0.75	1.25	(2.25)	(1.63)
2020	988,734	8.88	10.24	9,068,322	0.04	0.25	1.45	(1.11)	0.20
2019	1,000,345	8.98	10.22	9,211,366	5.13	0.25	1.45	3.34	4.61
2018	886,849	8.69	9.77	7,852,448	2.75	0.25	1.45	(6.46)	(5.33)
2017	898,831	9.29	10.32	8,469,153	3.34	0.25	1.45	0.64	1.28
Franklin U.S. Government Securities VIP Fund
2021	16,441	7.85	8.28	133,102	0.03	0.25	1.25	(6.10)	(4.94)
2020	20,390	8.36	8.88	174,388	0.06	0.25	1.45	(0.71)	0.57
2019	22,450	8.42	8.83	193,077	2.92	0.25	1.45	0.60	1.85
2018	17,666	8.37	8.67	149,654	2.35	0.25	1.45	(4.01)	(2.91)
2017	14,005	8.72	8.93	122,719	3.44	0.25	1.45	(3.11)	(1.87)
Goldman Sachs Emerging Markets Equity
2021	314,601	10.83	11.42	3,584,776	0.01	0.90	1.25	(6.96)	(6.70)
2020	328,212	11.64	12.24	4,011,974	—	0.90	1.25	24.89	25.28
2019	397,618	9.32	9.77	3,875,351	0.84	0.90	1.25	20.10	20.77
2018	376,002	7.76	8.09	3,040,674	0.19	0.90	1.25	(24.22)	(24.04)
2017	457,116	10.24	10.65	4,860,244	0.75	0.90	1.25	41.24	41.81
Goldman Sachs Government Income
2021	419,709	7.89	8.33	3,474,104	0.01	0.90	1.25	(6.74)	(6.30)
2020	414,453	8.46	8.89	3,666,610	0.01	0.90	1.25	1.68	2.07
2019	380,737	8.32	8.71	3,301,204	1.85	0.90	1.25	1.22	1.52
2018	355,751	8.22	8.58	3,043,044	1.86	0.90	1.25	(4.08)	(3.70)
2017	462,900	8.57	8.91	4,108,792	1.60	0.90	1.25	(2.61)	(2.30)
Goldman Sachs VIT Growth Opportunities
2021	13,797	21.51	27.50	369,139	—	0.25	1.25	6.64	7.89
2020	15,293	20.17	25.97	375,129	—	0.25	1.45	37.96	39.70
2019	14,404	14.62	18.59	248,916	—	0.25	1.45	28.25	29.82
2018	9,875	11.40	14.32	139,271	—	0.25	1.45	(8.51)	(7.43)
2017	7,460	12.46	15.47	113,870	—	0.25	1.45	21.44	22.88

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Goldman Sachs VIT High Quality Floating Rate
2021	6,129	7.30	8.07	48,754	0.00	0.25	1.25	(4.33)	(3.12)
2020	1,231	7.63	8.49	9,645	0.01	0.25	1.45	(3.78)	(2.64)
2019	1,197	7.93	8.72	9,713	1.18	0.25	1.45	(2.46)	(1.25)
2018	1,432	8.13	8.83	12,267	1.37	0.25	1.45	(2.98)	(1.78)
2017	11,443	8.38	8.99	101,206	1.39	0.25	1.45	(2.90)	(1.75)
Goldman Sachs VIT International Equity Insights
2021	14,591	10.26	11.35	162,324	0.04	0.25	1.25	6.88	8.20
2020	4,369	9.60	10.69	45,848	0.01	0.25	1.45	1.91	3.09
2019	3,851	9.42	10.37	39,242	2.76	0.25	1.45	13.09	14.46
2018	2,279	8.33	9.06	20,332	1.69	0.25	1.45	(20.21)	(19.18)
2017	2,241	10.44	11.21	24,806	1.71	0.25	1.45	20.69	22.11
Goldman Sachs VIT Large Cap Value
2021	239	18.57	18.57	4,441	0.01	0.25	0.25	19.96	19.96
2020	233	12.28	15.77	3,609	0.02	0.25	1.45	(0.81)	0.38
2019	—	12.38	15.71	—	—	0.25	1.45	20.08	21.59
2018	—	10.31	12.92	—	—	0.25	1.45	(12.70)	(11.63)
2017	—	11.81	14.62	—	—	0.25	1.45	4.79	6.02
Goldman Sachs VIT Mid Cap Value
2021	29,425	15.98	20.28	502,550	0.00	0.25	1.25	24.84	26.43
2020	53,153	12.80	16.34	770,092	0.00	0.25	1.45	3.48	4.68
2019	69,611	12.37	15.61	972,593	0.56	0.25	1.45	25.46	27.01
2018	71,903	9.86	12.29	796,888	0.57	0.25	1.45	(14.56)	(13.57)
2017	71,054	11.54	14.22	910,814	0.41	0.25	1.45	5.97	7.32
Goldman Sachs VIT Small Cap Equity Insights
2021	13,787	16.43	21.42	292,027	0.00	0.25	1.25	18.20	19.60
2020	13,453	13.90	17.91	238,669	—	0.25	1.45	3.58	4.86
2019	15,522	13.42	17.08	260,621	0.15	0.25	1.45	19.08	20.54
2018	40,533	11.27	14.17	465,141	0.48	0.25	1.45	(12.77)	(11.71)
2017	1,624	12.92	16.05	24,726	0.80	0.25	1.45	6.34	7.65

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Goldman Sachs VIT Strategic Growth
2021	5,193	36.57	36.57	190,065	—	0.25	0.25	17.66	17.66
2020	5,117	23.97	31.67	159,158	—	0.25	1.45	33.99	35.63
2019	8,819	17.89	23.35	197,703	0.05	0.25	1.45	29.45	31.03
2018	8,586	13.82	17.82	147,356	—	0.25	1.45	(5.67)	(4.50)
2017	8,358	14.65	18.66	150,625	0.28	0.25	1.45	24.68	26.17
Guggenheim Alpha Opportunity
2021	6,425	12.83	18.01	102,801	0.01	0.90	0.90	10.02	10.03
2020	6,948	11.10	16.37	102,321	0.01	0.90	1.25	(3.98)	(3.71)
2019	6,719	11.56	17.00	102,625	0.85	0.90	1.25	(6.32)	(5.97)
2018	7,330	12.34	18.08	118,807	1.06	0.90	1.25	(15.01)	(14.68)
2017	7,409	14.52	21.19	141,271	—	0.90	1.25	3.05	3.42
Guggenheim Core Bond (b)
2021	795,275	9.26	10.35	8,110,424	0.02	0.90	1.25	(4.93)	(4.61)
2020	812,695	9.74	10.85	8,689,545	0.02	0.90	1.25	9.81	10.26
2019	686,577	8.87	9.84	6,702,398	2.31	0.90	1.25	(0.11)	0.31
2018	705,750	8.88	9.81	6,844,396	2.34	0.90	1.25	(3.37)	(3.06)
2017	683,551	9.19	10.12	6,859,118	3.48	0.90	1.25	1.88	2.22
Guggenheim Floating Rate Strategies
2021	163,083	10.09	10.09	1,644,461	0.03	0.90	0.90	0.90	0.90
2020	138,742	10.00	10.00	1,387,435	0.03	0.90	0.90	(2.53)	(2.53)
2019	212,802	10.26	10.26	2,182,549	4.31	0.90	0.90	2.81	2.81
2018	175,871	9.98	9.98	1,754,851	4.90	0.90	0.90	(4.13)	(4.13)
2017	203,580	10.41	10.41	2,119,399	3.98	0.90	0.90	(0.57)	(0.57)

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Guggenheim High Yield
2021	253,199	14.11	16.58	3,840,657	0.04	0.90	1.10	0.86	1.10
2020	234,773	13.59	16.40	3,538,862	0.05	0.90	1.25	0.67	0.98
2019	284,295	13.50	16.25	4,235,737	5.87	0.90	1.25	7.06	7.54
2018	286,281	12.61	15.11	3,960,963	6.50	0.90	1.25	(7.28)	(6.96)
2017	319,440	13.60	16.24	4,749,283	5.60	0.90	1.25	2.49	2.80
Guggenheim Large Cap Value
2021	123,622	16.79	22.94	2,137,254	0.01	0.90	1.25	21.80	22.29
2020	159,856	13.73	18.81	2,299,739	0.02	0.90	1.25	(1.69)	(1.44)
2019	316,464	13.93	19.11	4,524,648	1.52	0.90	1.25	16.38	16.76
2018	350,737	11.93	16.40	4,297,655	0.81	0.90	1.25	(13.73)	(13.36)
2017	343,700	13.77	18.98	4,839,198	1.02	0.90	1.25	10.48	10.87
Guggenheim Long Short Equity
2021	27,028	13.47	13.47	364,378	0.00	0.90	0.90	18.99	18.99
2020	28,415	11.32	11.32	321,885	0.00	0.90	0.90	1.52	1.52
2019	29,987	11.15	11.15	334,677	0.78	0.90	0.90	1.64	1.64
2018	31,704	10.97	10.97	347,900	—	0.90	0.90	(16.26)	(16.26)
2017	33,421	13.10	13.10	438,003	—	0.90	0.90	10.46	10.46
Guggenheim Macro Opportunities
2021	835	10.67	10.67	8,903	0.03	0.90	0.90	(1.84)	(1.84)
2020	1,116	10.87	10.87	12,122	0.04	0.90	0.90	6.88	6.88
2019	1,159	10.17	10.17	11,790	2.86	0.90	0.90	(2.12)	(2.12)
2018	1,132	10.39	10.39	11,752	2.89	0.90	0.90	(3.62)	(3.62)
2017	1,103	10.78	10.78	11,891	3.04	0.90	0.90	0.94	0.94
Guggenheim Multi-Hedge Strategies
2021	856	8.88	8.88	7,611	0.01	0.90	0.90	3.02	3.02
2020	1,503	8.62	8.62	12,959	0.02	0.90	0.90	3.23	3.23
2019	157	8.35	8.35	1,311	2.56	0.90	0.90	0.85	0.85
2018	97	8.28	8.28	802	0.03	0.90	0.90	(8.20)	(8.20)
2017	589	9.02	9.02	5,311	—	0.90	0.90	(0.44)	(0.44)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Guggenheim Small Cap Value
2021	2,985	15.57	15.57	46,550	—	0.90	0.90	20.79	20.79
2020	8,939	12.89	12.89	115,268	0.01	0.90	0.90	(4.45)	(4.45)
2019	11,002	13.49	13.49	148,419	1.44	0.90	0.90	17.71	17.71
2018	9,848	11.46	11.46	112,894	1.57	0.90	0.90	(16.23)	(16.23)
2017	15,287	13.68	13.68	209,180	0.92	0.90	0.90	(0.51)	(0.51)
Guggenheim SMid Cap Value
2021	433,276	21.92	39.76	14,049,792	0.00	0.90	1.25	18.55	18.96
2020	496,734	18.49	33.49	13,595,565	—	0.90	1.25	(0.80)	(0.44)
2019	503,250	18.64	33.70	13,758,049	0.94	0.90	1.25	21.51	21.99
2018	572,677	15.34	27.69	12,865,026	0.10	0.90	1.25	(16.68)	(16.43)
2017	608,563	18.41	33.20	16,319,516	—	0.90	1.25	8.61	8.99
Guggenheim StylePlus Large Core
2021	96,903	16.88	23.28	1,673,028	0.00	0.90	1.25	22.90	23.39
2020	104,247	13.68	18.91	1,467,824	0.01	0.90	1.25	12.78	13.15
2019	129,624	12.09	16.74	1,598,084	1.64	0.90	1.25	24.29	24.64
2018	114,248	9.70	13.46	1,111,402	1.19	0.90	1.25	(10.73)	(10.43)
2017	130,646	10.83	15.05	1,450,119	0.90	0.90	1.25	16.83	17.33
Guggenheim StylePlus Mid Growth
2021	115,064	20.98	32.08	2,448,075	—	0.90	1.10	8.97	9.16
2020	117,865	19.22	29.44	2,276,525	0.00	0.90	1.25	26.16	26.61
2019	140,730	15.18	23.30	2,200,194	1.14	0.90	1.25	26.90	27.35
2018	153,199	11.92	18.33	1,888,422	0.95	0.90	1.25	(11.18)	(10.85)
2017	148,416	13.37	20.60	2,033,588	0.47	0.90	1.25	19.01	19.48
Guggenheim Total Return Bond
2021	62,799	11.10	11.10	696,433	0.03	0.90	0.90	(4.23)	(4.23)
2020	59,667	11.59	11.59	691,024	0.02	0.90	0.90	10.59	10.59
2019	74,785	10.48	10.48	783,630	2.15	0.90	0.90	0.38	0.38
2018	62,849	10.44	10.44	655,991	2.98	0.90	0.90	(3.24)	(3.24)
2017	44,681	10.79	10.79	481,883	3.15	0.90	0.90	2.18	2.18

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Guggenheim VIF All Cap Value
2021	811,948	15.51	29.06	18,904,535	0.02	0.75	1.35	21.46	22.27
2020	828,159	12.77	26.45	15,913,700	0.02	0.25	1.45	(2.59)	(1.42)
2019	1,184,712	13.11	26.83	23,579,887	1.36	0.25	1.45	18.32	19.78
2018	1,570,680	11.08	22.40	25,580,728	1.08	0.25	1.45	(14.51)	(13.48)
2017	1,634,735	12.96	25.89	31,713,996	1.08	0.25	1.45	9.74	11.12
Guggenheim VIF Alpha Opportunity
2021	121,551	15.89	17.78	2,148,487	0.01	0.75	1.35	8.91	9.62
2020	136,940	14.59	16.22	2,206,180	0.01	0.75	1.35	(4.01)	(3.45)
2019	171,228	15.20	16.80	2,859,569	0.16	0.75	1.35	(6.63)	(6.04)
2018	205,568	16.28	17.88	3,657,368	—	0.75	1.35	(15.34)	(14.86)
2017	235,585	19.23	21.00	4,923,851	—	0.75	1.35	2.67	3.30
Guggenheim VIF Floating Rate Strategies
2021	1,037,101	8.92	9.66	9,745,305	0.02	0.25	1.25	(1.98)	(0.72)
2020	309,385	9.10	9.88	2,948,209	0.05	0.25	1.45	(4.41)	(3.14)
2019	458,969	9.52	10.20	4,532,878	5.05	0.25	1.45	2.92	4.08
2018	612,421	9.25	9.80	5,830,054	2.92	0.25	1.45	(5.13)	(3.92)
2017	378,741	9.75	10.86	3,776,301	3.49	0.25	1.45	(1.02)	2.16
Guggenheim VIF Global Managed Futures Strategy
2021	132,257	4.71	7.28	641,146	—	0.25	1.25	(3.58)	(2.19)
2020	137,589	4.85	7.55	679,501	0.05	0.25	1.45	(1.82)	(0.77)
2019	219,390	4.91	7.69	1,088,300	0.92	0.25	1.45	3.36	4.64
2018	222,914	4.71	7.44	1,056,927	—	0.25	1.45	(12.98)	(11.90)
2017	267,245	5.38	9.32	1,438,065	1.45	0.25	1.45	4.01	7.37
Guggenheim VIF High Yield
2021	826,913	10.34	34.90	22,093,725	0.05	0.25	1.35	0.88	1.97
2020	720,084	10.25	34.38	20,448,690	0.06	0.25	1.45	0.10	1.36
2019	950,144	10.24	34.11	26,414,502	7.70	0.25	1.45	6.78	8.09
2018	988,317	9.59	31.71	25,311,632	8.08	0.25	1.45	(8.32)	(7.17)
2017	1,275,338	10.46	34.34	35,678,544	5.30	0.25	1.45	1.65	2.81

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Guggenheim VIF Large Cap Value (b)
2021	1,577,485	18.57	29.65	30,716,444	0.02	0.25	1.35	21.67	22.98
2020	1,903,030	12.89	24.68	30,099,538	0.02	0.25	1.45	(2.27)	(1.08)
2019	2,081,138	13.19	24.95	33,563,187	1.55	0.25	1.45	16.52	17.91
2018	1,952,763	11.32	21.16	26,912,737	1.34	0.25	1.45	(13.52)	(12.42)
2017	2,182,678	13.09	24.16	34,674,493	1.23	0.25	1.45	10.74	12.11
Guggenheim VIF Long Short Equity
2021	382,596	10.05	14.81	5,197,296	0.01	0.25	1.35	18.40	19.93
2020	423,699	8.38	12.42	4,794,581	0.01	0.25	1.45	0.34	1.53
2019	852,340	8.26	12.29	9,499,585	0.51	0.25	1.45	0.91	2.17
2018	672,723	8.11	12.09	7,425,617	—	0.25	1.45	(16.75)	(15.74)
2017	802,742	9.64	14.42	10,626,304	0.41	0.25	1.45	9.82	11.17
Guggenheim VIF Managed Asset Allocation
2021	773,483	13.81	16.10	12,197,997	0.01	0.75	1.35	7.55	8.36
2020	833,231	12.84	15.39	12,137,330	0.01	0.25	1.45	7.72	8.99
2019	890,881	11.92	14.12	11,976,767	1.69	0.25	1.45	14.84	16.31
2018	974,631	10.38	12.14	11,334,542	1.45	0.25	1.45	(9.82)	(8.79)
2017	1,065,020	11.51	13.37	13,650,585	1.47	0.25	1.45	9.31	10.73
Guggenheim VIF Multi-Hedge Strategies
2021	599,087	6.16	8.72	3,800,975	—	0.25	1.35	3.32	4.58
2020	667,226	5.95	8.44	4,105,346	0.01	0.25	1.45	2.76	4.04
2019	344,777	5.79	8.21	2,095,407	1.49	0.25	1.45	0.37	1.67
2018	862,322	5.76	8.18	5,072,268	—	0.25	1.45	(9.21)	(8.23)
2017	510,762	6.34	10.05	3,367,594	—	0.25	1.45	(0.88)	2.45

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Guggenheim VIF Small Cap Value
2021	727,902	12.36	41.39	27,154,082	0.01	0.25	1.35	20.70	22.17
2020	729,697	10.24	34.06	23,093,195	0.01	0.25	1.45	(5.27)	(4.18)
2019	828,558	10.81	35.71	27,704,601	0.78	0.25	1.45	17.25	18.68
2018	859,500	9.22	30.25	24,387,141	0.37	0.25	1.45	(16.49)	(15.49)
2017	1,011,564	11.04	35.96	34,308,289	0.36	0.25	1.45	(0.81)	0.41
Guggenheim VIF SMid Cap Value
2021	996,101	14.47	44.33	40,746,196	0.02	0.25	1.35	18.41	19.81
2020	1,107,443	12.22	37.19	38,045,070	0.01	0.25	1.45	(0.24)	0.95
2019	1,321,301	12.25	37.03	44,620,627	0.89	0.25	1.45	21.17	22.67
2018	1,418,177	10.11	30.34	39,918,737	0.63	0.25	1.45	(16.79)	(15.78)
2017	1,646,910	12.15	36.20	55,510,680	0.63	0.25	1.45	8.77	10.09
Guggenheim VIF StylePlus Large Core
2021	996,909	15.42	28.97	15,560,208	0.01	0.25	1.35	23.02	24.39
2020	1,071,783	12.46	23.65	13,522,465	0.01	0.25	1.45	13.56	14.97
2019	1,437,484	10.90	20.57	15,865,156	2.14	0.25	1.45	24.34	25.81
2018	1,637,494	8.70	16.35	14,464,505	1.56	0.25	1.45	(10.67)	(9.57)
2017	2,030,744	9.67	18.08	20,068,320	1.19	0.25	1.45	16.89	18.32
Guggenheim VIF StylePlus Large Growth
2021	656,334	19.93	34.31	13,109,477	0.01	0.25	1.35	22.32	23.68
2020	710,492	16.19	28.26	11,548,981	0.01	0.25	1.45	31.84	33.43
2019	814,426	12.20	21.18	9,960,149	1.99	0.25	1.45	28.12	29.62
2018	860,353	9.45	16.34	8,149,841	1.70	0.25	1.45	(7.87)	(6.68)
2017	989,760	10.19	17.51	10,178,750	1.06	0.25	1.45	24.48	25.88
Guggenheim VIF StylePlus Mid Growth
2021	655,074	21.31	45.01	14,786,164	0.01	0.75	1.35	8.78	9.51
2020	684,440	19.46	45.75	14,488,289	0.01	0.25	1.45	26.32	27.86
2019	732,356	15.29	35.78	12,005,114	0.87	0.25	1.45	26.97	28.47
2018	806,629	11.96	27.85	10,281,906	1.42	0.25	1.45	(11.23)	(10.07)
2017	917,276	13.14	30.97	13,446,775	0.97	0.25	1.45	19.29	23.15

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Guggenheim VIF StylePlus Small Growth
2021	314,340	13.88	24.99	4,478,410	0.00	0.25	1.35	1.93	3.14
2020	334,301	13.52	24.60	4,661,082	0.01	0.25	1.45	26.06	27.59
2019	415,096	10.65	19.28	4,554,720	0.66	0.25	1.45	20.22	21.64
2018	446,571	8.80	15.85	4,042,550	1.01	0.25	1.45	(14.26)	(13.15)
2017	604,972	10.19	18.25	6,350,628	0.72	0.25	1.45	17.11	18.43
Guggenheim VIF Total Return Bond
2021	3,510,444	9.55	11.66	39,725,883	0.02	0.25	1.35	(4.80)	(3.62)
2020	4,160,154	10.02	12.16	49,070,781	0.02	0.25	1.45	9.19	10.60
2019	3,221,259	9.16	11.06	34,642,087	2.65	0.25	1.45	—	1.14
2018	3,342,507	9.16	10.99	35,779,861	4.53	0.25	1.45	(3.34)	(2.14)
2017	3,792,578	9.46	11.28	41,715,081	4.50	0.25	1.45	2.15	3.26
Guggenheim VIF World Equity Income
2021	1,122,246	12.43	16.31	15,836,480	0.02	0.25	1.35	16.57	17.82
2020	1,215,238	10.55	13.96	14,570,589	0.03	0.25	1.45	1.99	3.24
2019	1,386,246	10.23	13.64	16,200,199	2.78	0.25	1.45	16.07	17.45
2018	1,544,154	8.72	11.71	15,436,716	2.92	0.25	1.45	(12.17)	(11.04)
2017	1,755,272	9.83	13.29	19,868,210	2.77	0.25	1.45	10.05	11.30
Guggenheim World Equity Income
2021	387,369	13.69	19.82	5,504,344	0.02	0.90	1.25	16.21	16.65
2020	401,321	11.78	17.02	4,874,116	0.01	0.90	1.25	1.73	2.04
2019	487,575	11.58	16.71	5,799,578	2.36	0.90	1.25	16.03	16.42
2018	505,251	9.98	14.39	5,147,308	2.16	0.90	1.25	(12.53)	(12.16)
2017	594,765	11.41	16.42	6,962,376	2.24	0.90	1.25	9.92	10.25
Invesco American Franchise
2021	100,103	19.39	29.69	1,947,291	—	0.90	1.25	7.16	7.60
2020	124,006	18.02	27.66	2,240,276	—	0.90	1.25	36.29	36.72
2019	111,401	13.18	20.27	1,472,193	—	0.90	1.25	30.85	31.27
2018	115,846	10.04	15.47	1,165,617	—	0.90	1.25	(7.80)	(7.47)
2017	126,911	10.85	16.75	1,379,578	—	0.90	1.25	21.79	22.18

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Invesco Comstock
2021	510,938	18.65	26.38	9,724,823	0.01	0.90	1.25	27.74	28.18
2020	555,274	14.60	20.62	8,245,843	0.02	0.90	1.25	(4.95)	(4.59)
2019	676,191	15.36	21.66	10,516,991	2.12	0.90	1.25	20.09	20.48
2018	698,357	12.79	18.00	9,056,438	1.55	0.90	1.25	(15.86)	(15.58)
2017	776,315	15.20	21.37	11,873,747	1.46	0.90	1.25	12.84	13.25
Invesco Developing Markets
2021	29,312	10.94	10.94	320,631	0.00	0.90	0.90	(11.06)	(11.06)
2020	27,226	12.30	12.30	334,764	—	0.90	0.90	12.74	12.74
2019	28,583	10.91	10.91	311,800	0.26	0.90	0.90	19.23	19.23
2018	25,780	9.15	9.15	235,829	0.25	0.90	0.90	(15.51)	(15.51)
2017	27,671	10.83	10.83	299,767	0.34	0.90	0.90	29.70	29.70
Invesco Discovery
2021	7,894	30.66	30.66	241,496	—	0.90	0.90	11.21	11.21
2020	6,713	27.57	27.57	184,679	—	0.90	0.90	44.35	44.35
2019	7,591	19.10	19.10	144,745	—	0.90	0.90	31.54	31.54
2018	13,419	14.52	14.52	194,693	—	0.90	0.90	(7.34)	(7.34)
2017	9,878	15.67	15.67	154,772	—	0.90	0.90	24.17	24.17
Invesco Discovery Mid Cap Growth
2021	58,120	21.25	38.84	1,251,090	—	0.90	1.25	13.94	14.37
2020	61,061	18.58	34.04	1,203,136	—	0.90	1.25	34.12	34.54
2019	55,076	13.81	25.34	769,447	—	0.90	1.25	28.48	29.07
2018	63,480	10.70	19.68	686,393	—	0.90	1.25	(9.71)	(9.48)
2017	61,337	11.82	21.78	732,158	—	0.90	1.25	17.10	17.61
Invesco Energy
2021	5,312	4.31	4.31	22,829	0.02	0.90	0.90	50.17	50.17
2020	4,179	2.87	2.87	11,964	0.01	0.90	0.90	(34.77)	(34.77)
2019	8,603	4.40	4.40	37,826	1.19	0.90	0.90	0.69	0.69
2018	13,056	4.37	4.37	57,013	2.22	0.90	0.90	(29.52)	(29.52)
2017	15,200	6.20	6.20	94,223	2.10	0.90	0.90	(11.81)	(11.81)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Invesco Equity and Income
2021	490,879	17.25	21.71	9,493,383	0.01	0.90	1.25	13.11	13.53
2020	528,385	15.25	19.16	8,987,215	0.02	0.90	1.25	5.39	5.75
2019	540,525	14.47	18.16	8,694,667	1.92	0.90	1.25	15.02	15.43
2018	552,968	12.58	15.76	7,701,609	2.05	0.90	1.25	(13.42)	(13.10)
2017	598,721	14.53	18.17	9,618,838	2.03	0.90	1.25	6.29	6.61
Invesco Global
2021	24,819	22.98	22.98	569,426	—	0.90	0.90	10.96	10.96
2020	25,933	20.71	20.71	536,335	—	0.90	0.90	22.69	22.69
2019	29,149	16.88	16.88	491,312	0.57	0.90	0.90	26.54	26.54
2018	32,306	13.34	13.34	430,423	0.46	0.90	0.90	(16.88)	(16.88)
2017	30,970	16.05	16.05	497,184	0.63	0.90	0.90	31.02	31.02
Invesco Gold & Special Minerals
2021	16,509	10.85	10.85	179,061	0.03	0.90	0.90	(6.55)	(6.55)
2020	15,880	11.61	11.61	184,405	0.07	0.90	0.90	16.10	16.10
2019	28,490	4.81	4.81	137,110	—	0.90	0.90	30.00	30.00
2018	28,621	3.70	3.70	105,755	—	0.90	0.90	(23.71)	(23.71)
2017	15,911	4.85	4.85	77,078	1.72	0.90	0.90	0.83	0.83
Invesco Main Street Mid Cap
2021	99,070	15.44	15.53	1,538,616	0.00	0.90	1.25	17.86	18.28
2020	115,009	13.10	13.13	1,509,728	0.00	0.90	1.25	(30.49)	(9.22)
2019	85,431	14.43	18.86	1,372,420	0.29	0.90	1.25	20.55	21.04
2018	89,178	11.97	15.62	1,185,111	0.08	0.90	1.25	(15.64)	(15.37)
2017	133,039	14.19	18.49	2,115,167	0.17	0.90	1.25	10.26	10.63
Invesco Oppenheimer V.I. International Growth Fund
2021	22,332	15.07	15.07	336,553	—	0.25	0.25	6.58	6.58
2020	58,580	11.79	14.40	828,251	0.01	0.25	1.45	15.70	17.07
2019	67,939	10.19	12.30	820,901	0.72	0.25	1.45	22.48	23.87
2018	63,382	8.32	9.93	613,784	0.46	0.25	1.45	(23.11)	(22.12)
2017	93,427	10.82	12.75	1,161,154	0.87	0.25	1.45	20.89	22.36

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Invesco Small Cap Growth (d)
2021	106,361	29.72	43.26	3,173,543	—	0.90	1.10	3.00	3.23
2020	116,609	28.79	42.00	3,368,752	—	0.90	1.25	50.47	50.97
2019	127,599	19.07	27.87	2,441,494	—	0.90	1.25	19.09	19.56
2018	137,371	15.95	23.36	2,200,412	—	0.90	1.25	(12.82)	(12.51)
2017	152,223	18.23	26.76	2,790,062	—	0.90	1.25	19.69	20.09
Invesco Technology
2021	113,554	14.89	37.12	1,712,748	—	0.90	1.10	9.50	9.73
2020	108,939	13.57	33.90	1,497,332	—	0.90	1.25	39.90	40.33
2019	121,146	9.67	24.20	1,183,632	—	0.90	1.25	29.81	30.32
2018	120,392	7.42	18.61	901,959	—	0.90	1.25	(4.94)	(4.63)
2017	116,967	7.78	19.55	917,807	—	0.90	1.25	29.11	29.45
Invesco V.I. American Franchise Series I
2021	90,515	19.16	19.16	1,734,895	—	1.45	1.45	7.04	7.04
2020	94,442	17.90	17.90	1,690,957	0.00	1.45	1.45	36.12	36.12
2019	108,714	13.15	16.54	1,429,824	—	0.25	1.45	30.85	32.43
2018	127,278	10.05	12.49	1,279,121	—	0.25	1.45	(7.88)	(6.72)
2017	151,512	10.91	13.39	1,652,178	0.09	0.25	1.45	21.76	23.30
Invesco V.I. American Franchise Series II
2021	1,647	25.32	25.32	41,680	—	1.25	1.25	6.79	6.79
2020	9,605	23.71	27.65	227,770	—	0.25	1.45	35.80	37.43
2019	12,525	17.46	20.12	219,362	—	0.25	1.45	30.49	32.11
2018	691	13.38	15.23	10,358	—	0.25	1.45	(8.10)	(7.02)
2017	—	14.56	16.38	—	—	0.25	1.45	21.43	22.97

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Invesco V.I. American Value (c)
2021	331,136	10.29	17.60	3,488,051	0.00	0.25	1.35	—	23.60
2020	27,026	10.85	14.51	295,594	0.00	0.25	1.45	(3.56)	(2.42)
2019	41,304	11.25	14.87	466,974	0.43	0.25	1.45	19.30	20.80
2018	43,330	9.43	12.31	410,444	0.12	0.25	1.45	(16.70)	(15.68)
2017	72,338	11.32	14.60	927,212	0.58	0.25	1.45	4.91	6.18
Invesco V.I. Balanced-Risk Allocation
2021	5,903	11.03	11.95	65,887	0.04	0.25	1.25	4.45	5.75
2020	3,255	10.56	11.44	34,925	0.07	0.25	1.45	5.18	6.42
2019	3,675	10.04	10.75	37,294	—	0.25	1.45	9.85	11.17
2018	2,134	9.14	9.67	19,778	0.88	0.25	1.45	(10.74)	(9.63)
2017	4,060	10.24	10.70	41,817	4.16	0.25	1.45	5.03	6.26
Invesco V.I. Comstock
2021	738,146	15.29	18.59	13,631,017	0.01	0.75	1.35	27.31	28.21
2020	619,017	12.01	16.45	8,894,007	0.01	0.25	1.45	(5.43)	(4.25)
2019	1,537,815	12.70	17.18	23,359,427	1.64	0.25	1.45	19.47	20.90
2018	1,354,355	10.63	14.21	17,085,256	1.56	0.25	1.45	(16.23)	(15.16)
2017	1,969,531	12.69	16.75	29,332,167	2.22	0.25	1.45	12.50	13.79
Invesco V.I. Core Bond (b)
2021	1,913,396	6.46	6.93	12,944,143	0.02	0.75	1.35	(6.10)	(5.46)
2020	2,695,006	6.88	7.33	19,393,470	0.03	0.75	1.35	4.88	5.47
2019	3,661,932	6.56	6.95	25,125,329	3.77	0.75	1.35	4.46	5.14
2018	4,300,175	6.28	6.61	28,082,283	2.90	0.75	1.35	(5.42)	(4.89)
2017	4,280,635	6.64	10.27	29,398,795	2.19	0.75	1.35	(0.15)	3.11

(b)	Name change. See Note 1.
(c)	Merger. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Invesco V.I. Core Equity
2021	2,059	15.88	20.03	36,108	0.01	0.25	1.25	21.87	23.34
2020	814	13.03	16.55	13,193	0.01	0.25	1.45	8.58	9.89
2019	798	12.00	15.06	11,786	0.18	0.25	1.45	23.08	24.57
2018	782	9.75	12.09	9,295	—	0.25	1.45	(13.56)	(12.52)
2017	744	11.28	13.82	10,141	0.82	0.25	1.45	7.94	9.25
Invesco V.I. Discovery Mid Cap Growth (b)
2021	247,488	18.87	24.97	5,739,078	—	0.25	1.35	13.67	15.02
2020	255,508	16.59	22.12	5,168,021	—	0.25	1.45	33.80	35.46
2019	296,207	12.38	16.33	4,462,997	—	0.25	1.45	28.16	29.71
2018	269,680	9.65	12.59	3,148,427	—	0.25	1.45	(9.95)	(8.90)
2017	266,881	10.71	13.82	3,438,426	—	0.25	1.45	16.78	18.22
Invesco V.I. Equity and Income (c)
2021	566,157	13.83	17.58	9,742,606	0.02	0.25	1.35	13.18	14.59
2020	745,315	12.22	15.42	10,934,974	0.02	0.25	1.45	4.80	6.15
2019	664,062	11.66	14.61	9,523,491	2.36	0.25	1.45	14.88	16.21
2018	715,250	10.15	12.64	8,891,390	1.84	0.25	1.45	(13.69)	(12.62)
2017	977,609	11.76	14.54	14,050,078	1.33	0.25	1.45	5.95	7.22
Invesco V.I. Global (b)
2021	293,612	17.95	21.93	5,295,254	—	0.25	1.25	10.16	11.49
2020	320,755	16.18	20.05	5,246,520	0.00	0.25	1.45	21.75	23.23
2019	356,512	13.20	16.27	4,765,825	0.63	0.25	1.45	25.69	27.31
2018	331,665	10.42	12.78	3,502,919	0.79	0.25	1.45	(17.12)	(16.20)
2017	365,686	12.50	15.25	4,640,772	0.48	0.25	1.45	30.31	32.03

(b)	Name change. See Note 1.
(c)	Merger. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Invesco V.I. Global Core Equity
2021	2,644	13.40	14.42	36,852	0.01	0.25	1.25	10.74	12.04
2020	2,573	12.10	13.11	32,195	0.01	0.25	1.45	8.04	9.34
2019	2,498	11.20	11.99	28,741	1.56	0.25	1.45	19.40	20.87
2018	1,123	9.38	9.92	10,533	0.86	0.25	1.45	(19.28)	(18.29)
2017	1,090	11.62	12.14	12,656	0.92	0.25	1.45	17.26	18.67
Invesco V.I. Global Real Estate Series I
2021	368,395	21.35	23.91	8,775,728	0.03	0.75	1.35	20.35	21.06
2020	407,522	17.74	19.75	8,018,527	0.04	0.75	1.35	(16.04)	(15.53)
2019	468,767	21.13	23.38	10,919,319	4.56	0.75	1.35	17.72	18.44
2018	526,693	17.95	19.74	10,358,872	3.86	0.75	1.35	(10.16)	(9.62)
2017	590,869	19.98	21.84	12,848,427	3.12	0.75	1.35	8.23	8.93
Invesco V.I. Global Real Estate Series II
2021	21,730	10.85	13.36	290,777	0.03	0.25	1.25	20.02	21.45
2020	23,682	9.04	11.21	260,912	0.04	0.25	1.45	(16.37)	(15.40)
2019	27,735	10.81	13.25	361,359	3.89	0.25	1.45	17.25	18.73
2018	29,624	9.22	11.16	325,340	3.63	0.25	1.45	(10.40)	(9.34)
2017	29,627	10.29	12.31	359,607	3.19	0.25	1.45	7.86	9.13
Invesco V.I. Global Strategic Income (b)
2021	285	8.21	9.01	2,341	0.01	0.25	1.25	(7.75)	(6.73)
2020	3,219	8.90	9.84	30,854	0.05	0.25	1.45	(1.44)	(0.30)
2019	3,279	9.03	9.87	31,588	3.44	0.25	1.45	5.74	7.05
2018	3,331	8.54	9.22	30,061	3.97	0.25	1.45	(8.66)	(7.52)
2017	4,379	9.35	9.97	42,496	2.23	0.25	1.45	1.41	2.57

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Invesco V.I. Government Money Market
2021	3,339,785	8.09	8.38	27,935,440	0.00	0.75	1.35	(4.26)	(3.68)
2020	3,758,021	8.45	8.72	32,631,362	0.00	0.75	1.35	(4.03)	(3.44)
2019	3,021,672	8.80	9.04	27,196,425	1.52	0.75	1.35	(2.76)	(2.17)
2018	5,061,187	9.05	9.25	46,517,928	1.23	0.75	1.35	(3.00)	(2.44)
2017	3,540,622	9.33	9.82	33,395,087	0.33	0.75	1.35	(4.01)	(0.91)
Invesco V.I. Government Securities
2021	1,553,883	7.50	8.65	12,742,365	0.02	0.25	1.35	(6.65)	(5.57)
2020	1,620,690	8.03	9.33	14,162,203	0.02	0.25	1.45	1.30	2.53
2019	1,354,265	7.91	9.10	11,561,131	2.42	0.25	1.45	1.20	2.36
2018	1,528,183	7.81	8.89	12,813,740	1.78	0.25	1.45	(4.13)	(2.95)
2017	2,095,189	8.13	9.84	18,224,442	1.86	0.25	1.45	(2.68)	0.51
Invesco V.I. Growth and Income
2021	1,092	15.12	15.12	16,513	0.01	1.25	1.25	22.63	22.63
2020	1,060	12.33	16.33	13,072	0.01	0.25	1.45	(2.61)	(1.45)
2019	1,558	12.66	16.57	21,671	1.61	0.25	1.45	19.43	20.86
2018	1,519	10.60	13.71	17,639	0.17	0.25	1.45	(17.38)	(16.35)
2017	25,190	12.83	16.39	404,140	2.24	0.25	1.45	9.01	10.37
Invesco V.I. Health Care Series I
2021	272,257	26.71	29.91	8,105,191	0.00	0.75	1.35	7.48	8.13
2020	355,369	24.85	27.66	9,546,248	0.00	0.75	1.35	9.57	10.24
2019	349,127	22.68	25.09	8,641,218	0.05	0.75	1.35	26.85	27.62
2018	489,761	17.88	19.66	9,358,238	—	0.75	1.35	(3.40)	(2.82)
2017	407,899	18.51	20.23	8,213,980	0.37	0.75	1.35	10.90	11.58
Invesco V.I. Health Care Series II
2021	1,645	16.42	23.72	28,244	0.00	0.25	1.25	7.18	8.46
2020	7,828	15.32	22.28	121,066	0.00	0.25	1.45	9.19	10.52
2019	20,979	14.03	20.16	372,580	—	0.25	1.45	26.40	27.92
2018	13,723	11.10	15.76	175,452	—	0.25	1.45	(3.73)	(2.60)
2017	3,600	11.53	16.18	42,652	0.07	0.25	1.45	10.44	11.89

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Invesco V.I. High Yield
2021	—	11.33	11.33	—	—	0.25	0.25	0.62	0.62
2020	2,318	9.68	11.47	26,087	0.04	0.25	1.45	(1.63)	(0.43)
2019	3,565	9.84	11.52	40,333	2.40	0.25	1.45	8.25	9.61
2018	8,154	9.09	10.51	76,962	0.94	0.25	1.45	(7.81)	(6.74)
2017	125,550	9.86	11.27	1,241,098	0.11	0.25	1.45	1.44	2.73
Invesco V.I. International Growth
2021	1,666,151	11.43	18.85	27,072,053	0.01	0.25	1.35	1.01	2.25
2020	1,845,857	11.28	18.53	28,671,131	0.02	0.25	1.45	8.71	10.08
2019	2,326,143	10.35	16.91	33,257,011	1.27	0.25	1.45	22.72	24.14
2018	2,769,546	8.42	13.69	31,963,545	1.82	0.25	1.45	(18.96)	(17.91)
2017	3,765,772	10.35	16.77	52,167,328	1.31	0.25	1.45	17.43	18.79
Invesco V.I. Main Street Mid Cap Fund® (b)
2021	455,313	15.73	24.71	9,721,279	0.00	0.25	1.35	17.59	19.00
2020	604,417	12.16	20.88	11,150,641	0.00	0.25	1.45	4.11	5.43
2019	590,266	11.68	19.90	10,510,797	0.26	0.25	1.45	19.67	20.99
2018	394,395	9.76	16.52	5,886,568	0.11	0.25	1.45	(15.50)	(14.39)
2017	490,799	11.55	19.41	8,535,324	0.34	0.25	1.45	9.69	10.94
Invesco V.I. Main Street Small Cap Fund® (b)
2021	515,075	17.87	40.01	15,755,795	0.00	0.25	1.35	16.95	18.32
2020	555,605	15.28	33.97	14,585,519	0.00	0.25	1.45	14.37	15.75
2019	618,572	13.36	29.49	14,287,699	—	0.25	1.45	20.69	22.12
2018	658,400	11.07	24.27	12,081,027	0.06	0.25	1.45	(14.45)	(13.41)
2017	715,384	12.94	28.17	15,477,335	0.54	0.25	1.45	8.92	10.32

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Invesco V.I. Managed Volatility (c)
2021	—	11.02	14.16	—	0.04	0.25	1.45	6.17	6.55
2020	6,139	10.38	13.54	81,153	0.01	0.25	1.45	(6.06)	(4.92)
2019	14,878	11.05	14.24	207,703	1.11	0.25	1.45	13.10	14.47
2018	13,764	9.77	12.44	168,131	1.50	0.25	1.45	(15.12)	(14.09)
2017	10,177	11.51	14.48	144,345	1.10	0.25	1.45	5.50	6.78
Invesco V.I. S&P 500 Index
2021	24,549	21.67	28.12	638,403	0.01	0.25	1.25	22.36	23.82
2020	22,979	17.71	23.06	486,759	0.02	0.25	1.45	12.52	13.88
2019	21,125	15.74	20.25	406,183	1.06	0.25	1.45	24.92	26.48
2018	25,088	12.60	16.01	384,924	0.91	0.25	1.45	(9.22)	(8.15)
2017	60,177	12.92	17.43	1,018,438	2.30	0.25	1.45	15.76	19.52
Invesco V.I. Small Cap Equity
2021	2,276	19.05	19.05	43,345	—	0.25	0.25	16.30	16.30
2020	2,094	13.40	16.69	34,289	0.00	0.25	1.45	21.38	22.72
2019	1,435	11.04	13.60	19,167	—	0.25	1.45	20.79	22.30
2018	1,301	9.14	11.12	14,230	—	0.25	1.45	(18.97)	(17.99)
2017	3,686	11.28	13.56	44,306	—	0.25	1.45	8.78	10.15
Invesco V.I. Value Opportunities (c)
2021	—	16.66	18.58	—	0.01	0.75	1.35	22.86	23.05
2020	175,378	13.56	15.10	2,615,873	0.00	0.75	1.35	0.82	1.41
2019	195,657	13.45	14.89	2,880,534	—	0.75	1.35	24.54	25.34
2018	212,909	10.80	11.88	2,498,251	—	0.75	1.35	(22.80)	(22.30)
2017	245,346	13.99	15.29	3,706,449	0.02	0.75	1.35	12.28	12.92

(c)	Merger. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Invesco Value Opportunities
2021	180,157	13.54	18.62	2,437,161	0.01	0.90	1.25	29.97	30.44
2020	193,040	10.38	14.31	2,002,769	0.00	0.90	1.25	1.04	1.37
2019	213,243	10.24	14.14	2,182,017	—	0.90	1.25	24.56	24.88
2018	227,266	8.20	11.34	1,864,779	—	0.90	1.25	(23.13)	(22.79)
2017	236,750	10.62	14.72	2,515,482	—	0.90	1.25	12.27	12.62
Janus Henderson Mid Cap Value
2021	6,419	16.05	16.05	103,029	0.00	0.90	0.90	14.56	14.56
2020	10,424	14.01	14.01	146,602	0.01	0.90	0.90	(5.53)	(5.53)
2019	9,401	14.83	14.83	139,957	0.67	0.90	0.90	24.94	24.94
2018	10,543	11.87	11.87	125,604	0.35	0.90	0.90	(16.93)	(16.93)
2017	16,733	14.29	14.29	239,123	0.09	0.90	0.90	9.33	9.33
Janus Henderson Overseas
2021	382,935	7.92	8.36	3,188,030	0.01	0.90	1.25	8.05	8.43
2020	377,310	7.33	7.71	2,900,030	0.01	0.90	1.25	11.40	11.90
2019	395,871	6.58	6.89	2,724,337	1.70	0.90	1.25	21.40	21.73
2018	451,042	5.42	5.66	2,545,966	0.64	0.90	1.25	(19.10)	(18.79)
2017	421,409	6.70	6.97	2,934,581	1.53	0.90	1.25	25.47	25.83
Janus Henderson U.S. Managed Volatility
2021	67,696	14.34	14.57	984,922	0.00	0.90	1.25	14.26	14.63
2020	74,012	12.55	12.71	939,601	0.01	0.90	1.25	7.73	8.08
2019	76,599	11.65	11.76	899,928	0.40	0.90	1.25	18.03	18.43
2018	80,522	9.87	9.93	798,839	1.28	0.90	1.25	(8.01)	(7.63)
2017	89,455	10.73	10.75	961,126	6.85	0.90	1.25	7.30	7.50
Janus Henderson VIT Enterprise
2021	1,106,662	23.55	30.38	32,955,185	0.00	0.25	1.35	11.51	12.81
2020	1,199,928	21.12	27.44	31,834,681	—	0.25	1.45	13.98	15.34
2019	1,462,535	18.53	23.79	33,839,853	0.05	0.25	1.45	29.22	30.86
2018	1,616,922	14.34	18.18	28,768,972	0.11	0.25	1.45	(4.97)	(3.86)
2017	1,967,729	15.09	18.91	36,645,059	0.15	0.25	1.45	21.50	23.03

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Janus Henderson VIT Forty
2021	—	30.18	39.76	—	—	0.25	1.25	17.25	18.70
2020	—	25.74	33.51	—	—	0.25	1.45	32.95	34.58
2019	861	19.36	24.90	21,081	0.02	0.25	1.45	30.90	32.52
2018	16,484	14.79	18.79	248,423	—	0.25	1.45	(2.76)	(1.57)
2017	1,267	15.21	19.09	19,319	—	0.25	1.45	24.37	25.84
Janus Henderson VIT Mid Cap Value
2021	12,738	13.71	16.32	199,769	0.00	0.25	1.25	14.25	15.66
2020	8,318	12.00	14.38	115,047	0.01	0.25	1.45	(5.51)	(4.39)
2019	4,904	12.70	15.04	70,226	1.38	0.25	1.45	24.39	25.86
2018	2,957	10.21	11.95	33,145	0.65	0.25	1.45	(17.59)	(16.55)
2017	5,559	12.39	14.32	72,018	0.19	0.25	1.45	8.68	9.98
Janus Henderson VIT Overseas
2021	51,648	8.35	10.63	452,944	0.01	0.25	1.25	8.36	9.72
2020	39,049	7.61	9.81	316,203	0.01	0.25	1.45	10.97	12.32
2019	19,142	6.78	8.84	147,924	2.11	0.25	1.45	21.10	22.56
2018	9,153	5.54	7.30	66,796	1.62	0.25	1.45	(18.80)	(17.81)
2017	11,113	6.76	8.99	95,359	1.70	0.25	1.45	25.03	26.62
Janus Henderson VIT Research
2021	760,667	24.42	30.74	19,748,761	0.00	0.25	1.35	14.81	16.22
2020	853,391	21.27	26.96	19,181,043	0.00	0.25	1.45	26.76	28.32
2019	1,000,483	16.78	21.01	17,648,400	0.30	0.25	1.45	29.38	30.90
2018	1,111,172	12.97	16.05	15,073,792	0.38	0.25	1.45	(7.09)	(5.92)
2017	1,335,934	13.96	17.06	19,235,855	0.25	0.25	1.45	22.03	23.44
JPMorgan Insurance Trust Core Bond Portfolio
2021	524,424	8.69	9.28	4,848,816	0.01	0.25	1.25	(5.95)	(4.90)
2020	585,642	9.24	9.80	5,712,723	0.02	0.25	1.45	3.01	4.17
2019	505,549	8.97	9.45	4,767,625	2.20	0.25	1.45	3.22	4.47
2018	408,065	8.69	9.10	3,707,763	2.21	0.25	1.45	(4.61)	(3.45)
2017	454,103	9.11	9.47	4,299,311	2.40	0.25	1.45	(1.19)	(0.42)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
JPMorgan Insurance Trust Small Cap Core Portfolio
2021	15,395	16.53	22.67	324,542	0.00	0.25	1.25	15.84	17.22
2020	10,680	14.27	19.64	189,496	0.01	0.25	1.45	8.35	9.66
2019	10,363	13.17	17.91	168,293	0.19	0.25	1.45	18.86	20.28
2018	8,760	11.08	14.89	124,429	0.08	0.25	1.45	(16.06)	(14.96)
2017	8,997	13.20	17.51	149,062	0.10	0.25	1.45	10.00	11.25
JPMorgan Insurance Trust US Equity Portfolio
2021	6,603	23.62	31.11	163,932	0.01	0.25	1.25	23.41	24.89
2020	6,413	19.14	25.29	128,746	0.00	0.25	1.45	19.48	20.95
2019	14,212	16.02	20.91	269,132	0.65	0.25	1.45	25.65	27.19
2018	12,847	12.75	16.44	190,967	0.65	0.25	1.45	(10.46)	(9.37)
2017	12,493	13.28	18.14	206,179	0.79	0.25	1.45	16.72	20.51
Lord Abbett Series Bond-Debenture VC
2021	450,881	10.84	12.83	5,091,357	0.03	0.25	1.25	(1.19)	(0.08)
2020	464,110	10.97	13.08	5,231,287	0.04	0.25	1.45	2.62	3.89
2019	405,271	10.69	12.59	4,407,717	3.90	0.25	1.45	8.42	9.76
2018	420,936	9.82	11.47	4,191,459	5.00	0.25	1.45	(8.28)	(7.13)
2017	317,434	10.63	12.35	3,428,743	3.83	0.25	1.45	4.47	5.74
Lord Abbett Series Developing Growth VC
2021	110,641	22.00	29.84	2,468,243	—	0.25	1.25	(6.97)	(5.87)
2020	115,101	23.48	32.30	2,806,164	—	0.25	1.45	64.98	67.10
2019	140,457	14.13	19.33	1,997,354	—	0.25	1.45	26.03	27.59
2018	148,203	11.13	15.15	1,681,657	—	0.25	1.45	0.35	1.47
2017	44,717	11.02	14.93	525,684	—	0.25	1.45	24.30	25.78
Lord Abbett Series Dividend Growth VC
2021	1,018	19.61	19.61	19,966	0.00	1.25	1.25	20.16	20.16
2020	3,073	16.32	20.58	50,294	0.01	0.25	1.45	10.42	11.73
2019	5,145	14.78	18.42	80,834	1.77	0.25	1.45	20.85	22.39
2018	4,112	12.23	15.05	54,157	0.53	0.25	1.45	(8.80)	(7.73)
2017	25,308	13.41	16.31	347,173	2.69	0.25	1.45	13.93	15.27

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Lord Abbett Series Growth Opportunities VC
2021	—	20.74	20.74	—	—	1.25	1.25	1.87	1.87
2020	2,257	20.36	23.63	45,954	—	0.25	1.45	33.25	34.95
2019	2,834	15.28	17.51	43,287	—	0.25	1.45	30.49	31.95
2018	—	11.71	13.27	—	—	0.25	1.45	(7.14)	(5.95)
2017	—	12.61	14.11	—	—	0.25	1.45	17.52	18.97
Lord Abbett Series Mid Cap Stock VC
2021	4,398	13.70	16.70	68,288	0.01	0.25	1.25	23.09	24.63
2020	4,430	11.13	13.66	55,566	0.01	0.25	1.45	(2.02)	(0.80)
2019	4,793	11.36	13.77	61,301	0.96	0.25	1.45	17.36	18.71
2018	4,730	9.68	11.60	51,243	0.76	0.25	1.45	(18.79)	(17.73)
2017	4,201	11.92	14.10	55,355	0.73	0.25	1.45	2.23	3.37
Lord Abbett Series Total Return VC
2021	40,612	9.09	10.32	411,501	0.03	0.25	1.25	(4.52)	(3.46)
2020	6,913	9.52	10.89	73,781	0.03	0.25	1.45	2.70	3.91
2019	5,058	9.27	10.48	51,945	1.41	0.25	1.45	3.69	5.01
2018	14,477	8.94	9.98	141,357	2.98	0.25	1.45	(5.40)	(4.22)
2017	15,859	9.45	10.42	162,153	1.06	0.25	1.45	(0.63)	0.58
MFS® VIT Emerging Markets Equity
2021	8,886	9.02	9.16	81,010	0.00	0.25	1.25	(11.07)	(10.07)
2020	15,833	10.03	10.30	161,856	0.02	0.25	1.45	5.42	6.82
2019	25,226	9.40	9.77	241,189	0.48	0.25	1.45	14.94	16.22
2018	14,622	8.10	8.50	122,628	0.41	0.25	1.45	(17.87)	(16.84)
2017	13,916	9.76	10.35	141,769	0.97	0.25	1.45	31.68	33.24
MFS® VIT Global Tactical Allocation
2021	648	9.77	9.77	6,331	0.01	1.25	1.25	(1.91)	(1.91)
2020	722	9.96	10.80	7,184	0.02	0.25	1.45	1.32	2.66
2019	795	9.83	10.52	7,810	2.79	0.25	1.45	9.34	10.62
2018	871	8.99	9.51	7,829	0.55	0.25	1.45	(8.92)	(7.85)
2017	950	9.87	10.32	9,375	3.17	0.25	1.45	5.67	7.05

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
MFS® VIT High Yield
2021	5,079	10.09	11.05	56,077	0.02	0.25	1.25	(1.46)	(0.18)
2020	17,162	10.24	11.24	179,862	0.40	0.25	1.45	0.29	1.44
2019	—	10.21	11.08	—	—	0.25	1.45	9.43	10.80
2018	1,287	9.33	10.00	12,705	5.47	0.25	1.45	(7.44)	(6.37)
2017	1,250	10.08	10.68	13,202	0.81	0.25	1.45	1.72	2.99
MFS® VIT II MA Investors Growth Stock
2021	—	24.82	33.28	—	—	0.25	1.25	20.19	21.64
2020	—	20.65	27.36	—	—	0.25	1.45	16.86	18.29
2019	8,737	17.67	23.13	198,635	—	0.25	1.45	33.46	35.11
2018	—	13.24	17.12	—	—	0.25	1.45	(3.78)	(2.67)
2017	—	13.76	17.59	—	—	0.25	1.45	22.53	24.05
MFS® VIT II Research International
2021	901,809	9.14	12.84	9,780,443	0.01	0.25	1.35	6.37	7.72
2020	1,048,078	8.58	12.14	10,735,215	0.02	0.25	1.45	7.84	9.07
2019	649,315	7.95	11.13	5,915,024	1.22	0.25	1.45	22.10	23.53
2018	771,780	6.50	9.01	5,568,379	1.14	0.25	1.45	(18.10)	(17.03)
2017	911,754	7.93	10.86	7,978,443	1.73	0.25	1.45	22.38	23.83
MFS® VIT International Intrinsic Value
2021	162,997	14.77	16.01	2,437,781	0.00	0.25	1.25	5.42	6.80
2020	167,692	14.01	15.18	2,372,547	0.01	0.25	1.45	15.02	16.32
2019	62,724	12.18	13.05	796,006	1.38	0.25	1.45	20.12	21.62
2018	75,710	10.14	10.73	788,589	0.91	0.25	1.45	(13.63)	(12.62)
2017	78,146	11.74	12.28	942,712	1.30	0.25	1.45	21.28	22.80
MFS® VIT Investors Trust
2021	4,122	20.04	26.21	88,680	0.00	0.25	1.25	21.01	22.48
2020	1,156	16.56	21.81	24,754	0.00	0.25	1.45	8.59	9.93
2019	1,142	15.25	19.84	22,263	4.30	0.25	1.45	25.51	27.10
2018	—	12.15	15.61	—	—	0.25	1.45	(9.80)	(8.71)
2017	—	13.47	17.10	—	—	0.25	1.45	17.64	19.08

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
MFS® VIT New Discovery
2021	17,585	20.02	24.31	409,002	—	0.25	1.25	(2.82)	(1.66)
2020	13,063	20.60	25.19	311,614	—	0.25	1.45	39.19	40.96
2019	15,928	14.80	17.87	272,394	—	0.25	1.45	35.16	36.73
2018	14,948	10.95	13.07	187,395	—	0.25	1.45	(6.01)	(4.88)
2017	16,758	11.65	13.74	222,355	—	0.25	1.45	20.85	22.35
MFS® VIT Research
2021	1,772	20.42	27.26	48,309	0.00	0.25	1.25	19.07	20.51
2020	6,602	17.15	23.05	141,651	0.01	0.25	1.45	11.22	12.60
2019	6,439	15.42	20.47	123,144	0.61	0.25	1.45	26.81	28.34
2018	6,296	12.16	15.95	94,175	0.54	0.25	1.45	(8.78)	(7.64)
2017	4,767	13.33	17.27	81,227	1.14	0.25	1.45	17.76	19.10
MFS® VIT Total Return
2021	1,199,389	13.36	15.62	18,726,542	0.02	0.75	1.35	8.87	9.69
2020	1,339,879	12.26	15.22	19,074,739	0.02	0.25	1.45	4.73	5.99
2019	1,799,981	11.69	14.36	24,301,271	1.93	0.25	1.45	14.84	16.28
2018	1,627,116	10.17	12.35	18,990,300	1.98	0.25	1.45	(9.96)	(8.86)
2017	1,809,923	11.28	13.55	23,288,657	2.10	0.25	1.45	7.11	8.40
MFS® VIT Total Return Bond
2021	30,980	9.14	10.16	306,924	0.02	0.25	1.25	(5.38)	(4.24)
2020	15,892	9.66	10.81	163,316	0.04	0.25	1.45	3.43	4.75
2019	9,864	9.34	10.32	97,487	3.02	0.25	1.45	5.18	6.39
2018	8,467	8.88	9.70	78,846	2.75	0.25	1.45	(5.63)	(4.53)
2017	13,081	9.41	10.16	127,272	3.08	0.25	1.45	(0.42)	0.89
MFS® VIT Utilities
2021	707,714	13.43	22.49	15,337,441	0.01	0.25	1.35	8.91	10.13
2020	767,473	12.33	20.52	15,127,555	0.02	0.25	1.45	0.98	2.25
2019	825,007	12.21	20.17	16,145,843	4.14	0.25	1.45	19.35	20.75
2018	827,991	10.23	16.78	13,318,249	1.02	0.25	1.45	(3.58)	(2.43)
2017	921,501	10.61	17.28	15,502,238	4.11	0.25	1.45	9.49	10.84

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Morgan Stanley VIF Emerging Markets Debt
2021	17,154	9.08	9.08	155,901	0.06	0.25	0.25	(5.12)	(5.12)
2020	16,796	9.57	9.92	160,864	0.04	0.25	1.45	0.92	2.21
2019	16,926	9.38	9.83	158,869	8.36	0.25	1.45	9.22	10.45
2018	20,108	8.50	9.00	171,098	5.70	0.25	1.45	(11.07)	(10.03)
2017	20,921	9.47	10.12	198,217	5.90	0.25	1.45	4.76	6.10
Morgan Stanley VIF Emerging Markets Equity
2021	615,741	7.65	10.45	5,567,401	0.01	0.25	1.35	(1.46)	(0.38)
2020	1,037,848	7.76	10.65	8,950,437	0.01	0.25	1.45	9.28	10.71
2019	1,094,953	7.09	9.62	9,074,201	1.02	0.25	1.45	14.41	15.76
2018	1,451,353	6.19	8.31	10,474,677	0.40	0.25	1.45	(21.17)	(20.17)
2017	1,282,526	7.84	10.41	11,630,213	0.89	0.25	1.45	29.16	30.61
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
2021	113,670	14.28	17.13	1,624,018	0.01	0.25	1.25	13.15	14.58
2020	162,110	12.53	15.18	2,034,802	0.02	0.25	1.45	5.13	6.38
2019	138,904	11.83	14.27	1,707,455	1.62	0.25	1.45	16.83	18.33
2018	128,590	10.05	12.06	1,346,149	1.60	0.25	1.45	(13.26)	(12.29)
2017	96,932	11.51	13.75	1,173,196	2.04	0.25	1.45	14.51	16.03
Morningstar Balanced ETF Asset Allocation Portfolio
2021	552,374	11.94	13.72	6,763,439	0.01	0.25	1.25	6.04	7.27
2020	1,183,274	11.26	12.99	13,456,005	0.03	0.25	1.45	4.26	5.61
2019	523,466	10.80	12.30	5,672,536	2.20	0.25	1.45	11.23	12.53
2018	452,811	9.66	10.93	4,389,814	2.01	0.25	1.45	(10.34)	(9.22)
2017	415,838	10.70	12.04	4,469,292	1.81	0.25	1.45	8.41	9.75
Morningstar Conservative ETF Asset Allocation Portfolio
2021	303,277	9.16	9.92	2,908,135	0.01	0.25	1.25	(2.14)	(1.00)
2020	297,627	9.36	10.17	2,912,216	0.02	0.25	1.45	1.85	3.04
2019	238,445	9.19	9.87	2,274,187	2.20	0.25	1.45	4.67	6.02
2018	200,364	8.78	9.31	1,810,263	2.17	0.25	1.45	(6.60)	(5.48)
2017	164,194	9.40	9.85	1,578,270	1.87	0.25	1.45	1.51	2.82

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Morningstar Growth ETF Asset Allocation Portfolio
2021	657,537	13.38	15.81	8,822,592	0.01	0.25	1.25	9.85	11.26
2020	850,133	12.11	14.43	10,310,746	0.02	0.25	1.45	5.18	6.49
2019	636,242	11.43	13.55	7,287,936	1.81	0.25	1.45	14.54	15.91
2018	650,623	9.91	11.69	6,462,930	1.99	0.25	1.45	(12.01)	(10.97)
2017	423,111	11.19	13.13	4,754,160	1.79	0.25	1.45	12.10	13.48
Morningstar Income and Growth ETF Asset Allocation Portfolio
2021	167,235	10.52	11.75	1,829,360	0.01	0.25	1.25	1.84	3.07
2020	192,757	10.33	11.57	2,054,801	0.02	0.25	1.45	3.61	4.90
2019	121,864	9.97	11.03	1,248,386	1.99	0.25	1.45	8.02	9.32
2018	135,631	9.23	10.09	1,278,790	3.10	0.25	1.45	(8.43)	(7.35)
2017	49,602	10.08	10.89	504,978	1.41	0.25	1.45	5.11	6.45
Neuberger Berman AMT Sustainable Equity I
2021	324,004	14.34	23.46	4,701,748	0.00	0.25	1.45	18.12	19.51
2020	370,621	12.14	20.00	4,541,207	0.01	0.25	1.45	14.31	15.74
2019	475,001	10.62	17.28	5,070,295	2.80	0.25	1.45	6.20	7.14
2018	748,738	11.64	13.73	10,049,003	0.55	0.25	1.45	(11.62)	(4.20)
2017	938,707	12.35	15.35	13,485,948	0.51	0.25	1.45	8.47	21.44
Neuberger Berman AMT Sustainable Equity S
2021	189,148	32.03	35.23	6,654,112	0.00	0.75	1.35	17.89	18.62
2020	212,863	27.17	29.70	6,312,264	0.00	0.75	1.35	14.16	14.89
2019	250,063	23.80	25.85	6,458,231	0.29	0.75	1.35	20.26	20.96
2018	273,134	11.70	21.37	5,813,469	0.17	0.25	1.45	(10.07)	(8.92)
2017	446,557	13.01	23.59	10,497,983	0.34	0.25	1.45	12.93	14.31
Neuberger Berman Core Bond
2021	193,535	9.24	10.24	1,966,056	0.02	0.90	1.25	(5.62)	(5.27)
2020	206,456	9.79	10.81	2,211,494	0.03	0.90	1.25	4.59	4.85
2019	333,795	9.36	10.31	3,382,897	3.22	0.90	1.25	4.46	4.88
2018	485,831	8.96	9.83	4,691,013	2.57	0.90	1.25	(5.68)	(5.30)
2017	559,206	9.50	10.38	5,708,572	2.35	0.90	1.25	(0.94)	(0.57)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Neuberger Berman Large Cap Value
2021	55,399	16.98	17.51	969,546	0.01	0.90	1.10	22.51	22.79
2020	57,260	13.57	14.26	816,250	0.01	0.90	1.25	9.35	9.69
2019	70,964	12.41	13.00	922,103	1.50	0.90	1.25	18.42	18.83
2018	70,797	10.48	10.94	775,106	1.30	0.90	1.25	(5.42)	(5.12)
2017	75,033	11.08	11.53	865,390	0.94	0.90	1.25	8.31	8.67
Neuberger Berman Sustainable Equity
2021	62,099	21.77	22.47	1,391,959	0.00	0.90	1.10	18.25	18.45
2020	70,096	18.01	18.97	1,325,589	0.00	0.90	1.25	14.28	14.62
2019	63,329	15.76	16.55	1,046,490	0.50	0.90	1.25	20.40	20.89
2018	63,940	13.09	13.69	874,536	0.27	0.90	1.25	(9.91)	(9.58)
2017	62,696	14.53	15.14	948,421	0.46	0.90	1.25	13.43	13.83
North Square Oak Ridge Small Cap Growth
2021	2,789	19.41	19.41	54,160	—	0.90	0.90	5.95	5.95
2020	2,743	18.32	18.32	50,295	—	0.90	0.90	24.88	24.88
2019	5,734	14.67	14.67	84,111	—	0.90	0.90	17.74	17.74
2018	5,201	12.46	12.46	64,796	—	0.90	0.90	(10.17)	(10.17)
2017	4,643	13.87	13.87	64,409	—	0.90	0.90	14.34	14.34
Northern Global Tactical Asset Allocation
2021	9,690	14.01	14.01	135,767	0.02	0.90	0.90	6.95	6.95
2020	9,699	13.10	13.10	127,078	0.02	0.90	0.90	2.42	2.42
2019	8,720	12.79	12.79	111,585	2.01	0.90	0.90	13.09	13.09
2018	10,363	11.31	11.31	117,233	3.06	0.90	0.90	(11.43)	(11.43)
2017	11,147	12.77	12.77	142,376	2.44	0.90	0.90	9.80	9.80
Northern Large Cap Core
2021	8,600	25.22	25.22	216,860	0.01	0.90	0.90	27.96	27.96
2020	9,588	19.71	19.71	188,969	0.01	0.90	0.90	7.59	7.59
2019	8,644	18.32	18.32	158,360	1.82	0.90	0.90	20.84	20.84
2018	9,091	15.16	15.16	137,818	2.45	0.90	0.90	(9.49)	(9.49)
2017	5,682	16.75	16.75	95,200	1.54	0.90	0.90	15.68	15.68

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Northern Large Cap Value
2021	12,315	20.57	20.57	253,024	0.02	0.90	0.90	23.40	23.40
2020	11,351	16.67	16.67	188,922	0.01	0.90	0.90	(2.57)	(2.57)
2019	25,085	17.11	17.11	428,979	2.93	0.90	0.90	21.09	21.09
2018	10,435	14.13	14.13	147,236	1.60	0.90	0.90	(12.02)	(12.02)
2017	9,915	16.06	16.06	158,995	2.33	0.90	0.90	8.29	8.29
PGIM Focused Growth (c)
2021	396,159	9.57	9.57	3,793,610	—	0.90	1.10	—	—
PGIM Jennison 20/20 Focus (c)
2021	—	22.59	23.29	—	—	0.90	1.10	10.95	11.17
2020	186,309	19.93	20.95	3,901,306	0.00	0.90	1.25	24.87	25.30
2019	219,151	15.96	16.72	3,662,835	0.25	0.90	1.25	23.24	23.67
2018	234,735	12.95	13.52	3,172,951	0.34	0.90	1.25	(9.12)	(8.77)
2017	242,293	14.25	14.82	3,590,191	—	0.90	1.25	21.28	21.77
PGIM Jennison Mid-Cap Growth
2021	8,150	23.61	23.61	192,400	—	0.90	0.90	7.12	7.12
2020	9,351	22.04	22.04	206,074	—	0.90	0.90	36.72	36.72
2019	7,536	16.12	16.12	121,439	—	0.90	0.90	31.91	31.91
2018	7,486	12.22	12.22	91,434	—	0.90	0.90	(11.96)	(11.96)
2017	8,101	13.88	13.88	112,410	—	0.90	0.90	17.53	17.53
PGIM Jennison Natural Resources
2021	2,568	6.63	6.63	17,020	0.01	0.90	0.90	22.55	22.55
2020	2,682	5.41	5.41	14,521	0.01	0.90	0.90	6.71	6.71
2019	2,452	5.07	5.07	12,418	1.73	0.90	0.90	12.17	12.17
2018	2,778	4.52	4.52	12,560	1.24	0.90	0.90	(30.67)	(30.67)
2017	2,905	6.52	6.52	18,928	—	0.90	0.90	1.09	1.09

(c)	Merger. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
PGIM Jennison Small Company
2021	29,793	24.43	24.43	727,252	—	0.90	0.90	24.07	24.07
2020	34,865	18.73	19.69	685,989	—	0.90	1.25	21.78	22.22
2019	37,406	15.38	16.11	602,154	—	0.90	1.25	22.94	23.45
2018	40,348	12.51	13.05	526,373	0.21	0.90	1.25	(17.04)	(16.77)
2017	42,878	15.08	15.68	672,047	0.04	0.90	1.25	14.50	14.87
PGIM Quant Solutions Small-Cap Value (b)
2021	20,605	13.71	14.46	296,063	0.01	0.90	1.25	35.34	35.77
2020	21,545	10.13	10.65	227,981	0.01	0.90	1.25	(7.49)	(7.15)
2019	28,776	10.95	11.47	328,358	2.93	0.90	1.25	13.59	14.02
2018	28,712	9.64	10.06	287,396	1.26	0.90	1.25	(22.51)	(22.26)
2017	37,958	12.44	12.94	488,290	1.26	0.90	1.25	1.63	1.97
PIMCO All Asset
2021	24,533	11.84	11.84	289,664	0.12	0.90	0.90	10.34	10.34
2020	26,589	10.73	10.73	284,413	0.03	0.90	0.90	3.57	3.57
2019	34,297	10.36	10.36	354,523	2.66	0.90	0.90	7.25	7.25
2018	37,156	9.66	9.66	358,429	4.52	0.90	0.90	(9.30)	(9.30)
2017	35,661	10.65	10.65	379,162	3.18	0.90	0.90	8.78	8.78
PIMCO CommodityRealReturn Strategy
2021	21,660	5.28	5.28	114,053	0.20	0.90	0.90	27.85	27.85
2020	20,628	4.13	4.13	85,051	0.01	0.90	0.90	(3.50)	(3.50)
2019	19,370	4.28	4.28	82,717	3.85	0.90	0.90	7.54	7.54
2018	16,977	3.98	3.98	67,450	4.82	0.90	0.90	(17.60)	(17.60)
2017	17,863	4.83	4.83	86,165	7.50	0.90	0.90	(1.63)	(1.63)

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
PIMCO Emerging Markets Bond
2021	14,392	9.73	9.73	140,015	0.07	0.90	0.90	(6.17)	(6.17)
2020	1,546	10.37	10.37	16,005	0.04	0.90	0.90	2.07	2.07
2019	1,490	10.16	10.16	15,117	3.56	0.90	0.90	10.08	10.08
2018	867	9.23	9.23	7,985	3.88	0.90	0.90	(8.16)	(8.16)
2017	1,513	10.05	10.05	15,189	5.33	0.90	0.90	5.90	5.90
PIMCO High Yield
2021	90,462	12.91	16.96	1,464,828	0.04	0.90	1.25	(0.62)	(0.31)
2020	106,703	12.99	17.04	1,739,637	0.04	0.90	1.25	0.62	1.00
2019	101,573	12.91	16.91	1,636,893	5.10	0.90	1.25	9.69	10.14
2018	127,545	11.77	15.39	1,866,560	5.13	0.90	1.25	(6.88)	(6.59)
2017	137,254	12.64	16.50	2,152,300	4.77	0.90	1.25	2.27	2.56
PIMCO International Bond (U.S. Dollar-Hedged)
2021	365,442	10.86	11.19	4,088,637	0.01	0.90	1.10	(6.22)	(6.05)
2020	443,302	11.34	11.91	5,276,762	0.02	0.90	1.25	1.07	1.36
2019	464,576	11.22	11.75	5,450,083	5.60	0.90	1.25	2.28	2.62
2018	453,461	10.97	11.45	5,189,182	2.14	0.90	1.25	(2.32)	(1.97)
2017	369,784	11.23	11.68	4,314,223	0.82	0.90	1.25	(1.49)	(1.10)
PIMCO Low Duration
2021	4,258	7.61	7.61	32,418	0.00	0.90	0.90	(4.99)	(4.99)
2020	3,770	8.01	8.01	30,229	0.01	0.90	0.90	(1.23)	(1.23)
2019	4,061	8.11	8.11	32,924	3.15	0.90	0.90	(0.12)	(0.12)
2018	5,223	8.12	8.12	42,393	1.57	0.90	0.90	(3.91)	(3.91)
2017	4,991	8.45	8.45	42,163	1.53	0.90	0.90	(2.54)	(2.54)
PIMCO Real Return
2021	86,246	10.00	10.00	861,866	0.05	0.90	0.90	1.01	1.01
2020	89,845	9.90	9.90	889,376	0.02	0.90	0.90	7.03	7.03
2019	100,796	9.25	9.25	931,514	1.31	0.90	0.90	3.70	3.70
2018	105,292	8.92	8.92	938,427	1.99	0.90	0.90	(6.30)	(6.30)
2017	114,967	9.52	9.52	1,094,073	1.95	0.90	0.90	(0.73)	(0.73)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
PIMCO StocksPLUS® Small Fund
2021	25,879	22.43	22.43	581,000	0.17	0.90	0.90	9.25	9.25
2020	26,772	20.53	20.53	549,943	0.04	0.90	0.90	14.76	14.76
2019	88,649	17.89	17.89	1,586,392	2.61	0.90	0.90	21.37	21.37
2018	75,008	14.74	14.74	1,105,741	2.00	0.90	0.90	(15.92)	(15.92)
2017	86,425	17.53	17.53	1,515,207	3.23	0.90	0.90	12.73	12.73
PIMCO Total Return
2021	198,487	10.22	10.22	2,029,174	0.02	0.90	0.90	(5.28)	(5.28)
2020	204,724	10.79	10.79	2,207,748	0.02	0.90	0.90	4.15	4.15
2019	226,602	10.36	10.36	2,347,695	3.20	0.90	0.90	3.50	3.50
2018	251,176	10.01	10.01	2,513,995	2.59	0.90	0.90	(4.67)	(4.67)
2017	230,874	10.50	10.50	2,424,476	2.04	0.90	0.90	0.48	0.48
PIMCO VIT All Asset Administrative
2021	406,909	13.97	15.64	6,343,555	0.11	0.75	1.35	11.31	11.95
2020	401,133	12.55	13.97	5,584,370	0.05	0.75	1.35	3.38	4.02
2019	447,756	12.14	13.43	5,994,323	2.92	0.75	1.35	7.15	7.78
2018	534,699	11.33	12.46	6,644,048	3.17	0.75	1.35	(9.43)	(8.92)
2017	606,291	12.51	13.68	8,270,983	4.66	0.75	1.35	8.69	9.35
PIMCO VIT All Asset Advisor
2021	48,339	10.84	12.09	581,262	0.11	0.25	1.25	10.95	12.36
2020	40,753	9.77	10.96	434,795	0.04	0.25	1.45	3.28	4.38
2019	32,905	9.46	10.50	333,049	3.39	0.25	1.45	6.89	8.25
2018	19,474	8.85	9.70	177,697	3.03	0.25	1.45	(9.60)	(8.49)
2017	24,922	9.79	11.97	249,960	4.46	0.25	1.45	8.42	11.97
PIMCO VIT CommodityRealReturn Strategy Administrative
2021	1,673,553	4.77	5.42	8,802,103	0.04	0.75	1.35	27.88	28.44
2020	711,809	3.73	4.22	2,987,436	0.07	0.75	1.35	(3.12)	(2.54)
2019	640,609	3.85	4.33	2,755,722	3.25	0.75	1.35	6.65	7.44
2018	1,369,364	3.61	4.03	5,238,282	2.67	0.75	1.35	(17.77)	(17.25)
2017	854,313	4.39	4.87	4,143,513	8.00	0.75	1.35	(2.23)	(1.62)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
PIMCO VIT CommodityRealReturn Strategy Advisor
2021	40,886	4.87	6.08	200,736	0.03	0.25	1.25	27.46	28.84
2020	14,963	3.78	4.77	56,449	0.04	0.25	1.45	(3.25)	(2.04)
2019	15,974	3.86	4.93	61,553	3.18	0.25	1.45	6.48	7.97
2018	6,483	3.59	4.63	23,176	2.54	0.25	1.45	(17.91)	(17.08)
2017	6,604	4.33	11.39	28,493	10.24	0.25	1.45	(2.42)	0.80
PIMCO VIT Emerging Markets Bond
2021	250,702	9.62	11.93	2,935,103	0.06	0.25	1.35	(6.87)	(5.80)
2020	230,774	10.33	12.72	2,878,760	0.05	0.25	1.45	1.97	3.20
2019	270,091	10.13	12.39	3,272,587	4.02	0.25	1.45	9.63	10.92
2018	483,588	9.24	11.22	5,305,528	4.20	0.25	1.45	(8.97)	(7.86)
2017	469,364	10.15	12.24	5,631,169	5.19	0.25	1.45	4.96	6.29
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)
2021	5,265	10.93	10.93	57,592	0.05	0.25	0.25	(7.37)	(7.37)
2020	5,199	8.81	12.08	61,364	0.02	0.25	1.45	5.26	6.53
2019	5,074	8.37	11.34	56,300	2.36	0.25	1.45	1.33	2.62
2018	4,932	8.26	11.05	53,438	5.17	0.25	1.45	(8.43)	(7.38)
2017	8,485	9.02	11.93	99,372	2.87	0.25	1.45	3.80	5.11
PIMCO VIT Global Managed Asset Allocation
2021	14,794	12.49	13.53	198,175	0.03	0.25	1.25	7.67	9.02
2020	9,485	11.60	12.57	116,361	0.03	0.25	1.45	11.65	12.94
2019	1,630	10.39	11.13	16,938	0.48	0.25	1.45	11.84	13.22
2018	—	9.29	9.83	—	—	0.25	1.45	(9.72)	(8.64)
2017	—	10.29	10.76	—	—	0.25	1.45	9.00	10.36
PIMCO VIT High Yield
2021	21,561	10.49	18.70	367,564	0.05	0.25	1.25	(1.04)	0.21
2020	9,741	10.60	19.10	162,140	0.02	0.25	1.45	1.05	2.25
2019	133,897	10.49	18.68	1,912,690	4.97	0.25	1.45	9.61	10.93
2018	34,422	9.57	16.84	417,210	4.64	0.25	1.45	(7.00)	(5.82)
2017	29,613	10.29	17.88	440,466	6.17	0.25	1.45	1.88	3.05

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
2021	812,544	10.98	11.81	9,589,217	0.02	0.75	1.35	(6.07)	(5.52)
2020	600,916	11.69	12.50	7,406,108	0.06	0.75	1.35	1.04	1.63
2019	629,161	11.57	12.30	7,731,018	1.86	0.75	1.35	2.39	3.10
2018	830,987	11.30	11.93	9,878,006	1.42	0.75	1.35	(2.25)	(1.65)
2017	805,890	11.56	12.13	9,768,853	4.37	0.75	1.35	(1.62)	(1.06)
PIMCO VIT International Bond Portfolio (Unhedged)
2021	27,214	8.10	8.10	220,498	0.05	0.25	0.25	(10.60)	(10.60)
2020	25,126	8.79	9.23	227,660	0.05	0.25	1.45	5.90	7.08
2019	24,266	8.30	8.62	205,480	0.86	0.25	1.45	2.22	3.48
2018	5,324	8.12	8.33	43,723	5.59	0.25	1.45	(8.25)	(7.13)
2017	7,760	8.85	8.97	68,728	1.97	0.25	1.45	5.86	7.17
PIMCO VIT Low Duration Administrative (d)
2021	3,187,448	7.21	9.02	25,114,031	0.01	0.25	1.40	(5.24)	(4.14)
2020	3,705,883	7.60	9.67	30,744,495	0.01	0.25	1.40	(1.44)	(0.31)
2019	3,160,496	7.71	9.70	26,421,783	2.77	0.25	1.40	(0.48)	0.73
2018	3,662,980	7.74	9.63	30,621,962	1.89	0.25	1.40	(4.02)	(2.92)
2017	3,826,748	8.06	9.92	33,144,660	1.34	0.25	1.40	(3.01)	(1.88)
PIMCO VIT Low Duration Advisor
2021	94,550	7.62	8.17	760,240	0.00	0.25	1.25	(5.34)	(4.18)
2020	95,450	8.05	8.53	800,165	0.01	0.25	1.45	(1.59)	(0.35)
2019	106,010	8.18	8.56	892,132	2.37	0.25	1.45	(0.61)	0.59
2018	173,346	8.23	8.51	1,449,761	1.32	0.25	1.45	(4.08)	(2.96)
2017	235,105	8.58	8.77	2,029,143	1.16	0.25	1.45	(3.16)	(2.01)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
PIMCO VIT Real Return Administrative (d)
2021	2,156,777	10.40	11.76	24,340,503	0.05	0.75	1.40	0.97	1.73
2020	1,892,947	10.30	12.03	21,279,025	0.01	0.25	1.40	6.96	8.09
2019	2,138,306	9.63	11.13	22,383,387	1.68	0.25	1.40	3.74	5.00
2018	2,561,635	9.28	10.60	25,676,192	2.64	0.25	1.40	(6.45)	(5.36)
2017	2,775,539	9.92	11.20	29,577,046	2.32	0.25	1.40	(0.80)	0.36
PIMCO VIT Real Return Advisor
2021	64,496	9.13	10.29	644,261	0.06	0.25	1.25	0.88	2.12
2020	28,794	9.05	10.08	278,041	0.01	0.25	1.45	6.72	8.04
2019	55,355	8.48	9.33	506,777	1.34	0.25	1.45	3.67	4.83
2018	80,066	8.18	8.90	700,508	2.56	0.25	1.45	(6.62)	(5.42)
2017	80,582	8.76	10.21	746,952	2.40	0.25	1.45	(0.90)	2.30
PIMCO VIT Short-Term
2021	80,087	7.78	8.34	654,648	0.01	0.25	1.25	(4.42)	(3.36)
2020	45,546	8.14	8.76	389,604	0.01	0.25	1.45	(2.40)	(1.13)
2019	151,650	8.34	8.86	1,322,300	2.00	0.25	1.45	(1.77)	(0.56)
2018	91,187	8.49	8.91	802,561	2.05	0.25	1.45	(2.97)	(1.87)
2017	137,470	8.75	9.08	1,235,245	1.65	0.25	1.45	(2.13)	(0.98)
PIMCO VIT Total Return Administrative
2021	1,284,545	10.24	10.24	13,187,109	0.02	1.40	1.40	(5.54)	(5.54)
2020	1,324,739	10.84	10.84	14,391,974	0.02	1.40	1.40	4.03	4.03
2019	1,339,766	10.42	12.49	13,997,936	3.03	0.25	1.40	3.68	4.87
2018	1,527,795	10.05	11.91	15,389,858	2.50	0.25	1.40	(4.83)	(3.72)
2017	1,691,503	10.56	12.37	17,898,060	2.00	0.25	1.40	0.38	1.56

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
PIMCO VIT Total Return Advisor
2021	1,206,157	8.93	10.03	11,587,277	0.02	0.25	1.25	(5.60)	(4.48)
2020	1,140,056	9.46	10.50	11,464,816	0.02	0.25	1.45	3.73	5.11
2019	863,420	9.12	9.99	8,315,061	2.58	0.25	1.45	3.52	4.72
2018	897,248	8.81	9.54	8,274,688	2.20	0.25	1.45	(4.96)	(3.83)
2017	868,650	9.27	9.92	8,375,823	1.76	0.25	1.45	0.22	1.54
Pioneer Bond VCT
2021	22,413	9.89	9.89	221,587	0.02	0.25	0.25	(3.04)	(3.04)
2020	15,039	9.69	10.35	153,189	0.01	0.25	1.45	3.64	4.97
2019	219,708	9.35	9.86	2,073,250	3.24	0.25	1.45	4.12	5.34
2018	108,321	8.98	9.36	986,106	2.33	0.25	1.45	(5.27)	(4.10)
2017	55,391	9.48	9.76	535,425	2.58	0.25	1.45	(0.84)	0.31
Pioneer Equity Income VCT
2021	9,464	16.48	21.31	189,597	0.01	0.25	1.25	19.85	21.29
2020	7,900	13.75	17.84	134,180	0.02	0.25	1.45	(4.65)	(3.46)
2019	9,677	14.42	18.48	171,872	2.54	0.25	1.45	19.77	21.26
2018	8,297	12.04	15.24	121,520	2.25	0.25	1.45	(12.75)	(11.70)
2017	11,900	13.80	17.26	194,518	1.29	0.25	1.45	10.14	11.50
Pioneer High Yield VCT
2021	—	9.84	9.84	—	—	1.25	1.25	0.82	0.82
2020	—	9.76	11.27	—	0.01	0.25	1.45	(2.50)	(1.31)
2019	10,830	10.01	11.42	118,517	5.20	0.25	1.45	9.40	10.66
2018	—	9.15	10.32	—	4.02	0.25	1.45	(8.22)	(7.03)
2017	10,653	9.97	11.10	116,837	10.12	0.25	1.45	2.36	3.54
Pioneer Real Estate Shares VCT
2021	1,795	14.56	17.31	27,679	0.01	0.25	1.25	34.57	36.30
2020	1,758	10.82	12.90	20,072	0.01	0.25	1.45	(11.60)	(10.60)
2019	3,702	12.24	14.43	50,362	1.84	0.25	1.45	22.28	23.86
2018	1,679	10.01	11.65	17,654	2.51	0.25	1.45	(11.57)	(10.52)
2017	1,551	11.32	13.02	18,472	2.44	0.25	1.45	(1.22)	(1.22)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Pioneer Strategic Income
2021	5,592	10.23	10.23	57,157	0.03	0.90	0.90	(1.82)	(1.82)
2020	5,783	10.42	10.42	60,180	0.03	0.90	0.90	3.27	3.27
2019	7,490	10.09	10.09	75,480	3.07	0.90	0.90	5.99	5.99
2018	8,144	9.52	9.52	77,455	2.95	0.90	0.90	(5.65)	(5.65)
2017	9,826	10.09	10.09	99,098	3.50	0.90	0.90	1.20	1.20
Pioneer Strategic Income VCT
2021	23,776	9.35	9.99	233,104	0.02	0.25	1.25	(2.71)	(1.58)
2020	8,232	9.61	10.30	81,652	0.01	0.25	1.45	2.78	3.94
2019	121,371	9.35	9.91	1,136,819	3.77	0.25	1.45	4.70	5.99
2018	30,988	8.93	9.35	277,640	2.21	0.25	1.45	(6.20)	(5.08)
2017	13,638	9.52	9.85	131,690	3.34	0.25	1.45	0.11	1.34
Probabilities Fund
2021	357,027	8.52	9.51	3,320,594	—	0.25	1.25	(2.52)	(1.35)
2020	354,188	8.74	9.78	3,337,015	—	0.25	1.45	(12.42)	(11.33)
2019	215,693	9.98	11.03	2,275,934	—	0.25	1.45	27.62	29.16
2018	219,082	7.82	8.54	1,800,432	—	0.25	1.45	(19.21)	(18.20)
2017	341,426	9.68	10.44	3,405,872	—	0.25	1.45	10.38	11.66
Putnam VT Diversified Income
2021	6,566	8.03	8.91	58,410	0.01	0.25	1.25	(10.98)	(9.91)
2020	29,458	9.02	10.04	286,982	0.06	0.25	1.45	(5.15)	(4.11)
2019	48,910	9.51	10.47	481,691	3.98	0.25	1.45	6.38	7.72
2018	31,889	8.94	9.72	303,542	3.21	0.25	1.45	(5.40)	(4.14)
2017	15,223	9.45	10.14	151,681	5.38	0.25	1.45	2.49	3.68
Putnam VT Global Asset Allocation
2021	1,121	13.92	13.92	15,569	0.01	1.25	1.25	9.01	9.01
2020	1,088	12.77	15.35	13,865	0.02	0.25	1.45	7.40	8.71
2019	1,056	11.89	14.12	12,526	1.45	0.25	1.45	12.06	13.41
2018	1,025	10.61	12.45	10,851	1.87	0.25	1.45	(11.36)	(10.24)
2017	994	11.97	13.87	11,873	2.64	0.25	1.45	10.32	11.58

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Putnam VT Growth Opportunities
2021	11,922	30.44	39.05	464,554	—	0.25	1.25	17.30	18.73
2020	13,076	25.95	33.39	430,043	—	0.25	1.45	32.67	34.26
2019	—	19.56	24.87	—	0.38	0.25	1.45	30.75	32.36
2018	5,092	14.96	18.79	94,516	—	0.25	1.45	(2.09)	(0.90)
2017	—	15.28	18.96	—	—	0.25	1.45	25.25	26.74
Putnam VT High Yield
2021	4,733	10.31	11.41	53,995	0.01	0.25	1.25	0.39	1.60
2020	68,468	10.27	11.41	728,150	0.05	0.25	1.45	0.59	1.88
2019	71,425	10.21	11.20	751,680	6.17	0.25	1.45	9.43	10.78
2018	78,129	9.33	10.11	747,295	4.33	0.25	1.45	(8.26)	(7.16)
2017	128,095	10.17	10.89	1,346,514	0.17	0.25	1.45	2.31	3.52
Putnam VT Income
2021	46,045	8.98	9.56	440,386	0.02	0.25	1.25	(8.83)	(7.63)
2020	196,610	9.85	10.51	1,976,277	0.08	0.25	1.45	1.13	2.34
2019	32,366	9.74	10.27	316,847	4.26	0.25	1.45	7.03	8.33
2018	2,683	9.10	9.48	25,130	2.91	0.25	1.45	(4.21)	(2.97)
2017	2,469	9.50	9.77	23,886	3.55	0.25	1.45	1.06	2.20
Putnam VT Large Cap Value (b)
2021	58,089	17.76	23.46	1,293,624	0.01	0.25	1.25	21.73	23.21
2020	52,318	14.59	19.33	917,255	0.01	0.25	1.45	1.18	2.38
2019	46,574	14.42	18.88	811,385	1.81	0.25	1.45	24.74	26.20
2018	44,725	11.56	14.96	618,745	0.65	0.25	1.45	(12.49)	(11.43)
2017	47,216	13.21	16.89	739,179	1.60	0.25	1.45	13.59	14.98

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Putnam VT Multi-Asset Absolute Return
2021	24,524	7.03	7.78	189,924	—	0.25	1.25	(3.57)	(2.51)
2020	55,095	7.29	8.10	422,539	—	0.25	1.45	(11.42)	(10.40)
2019	68,689	8.23	9.04	582,258	—	0.25	1.45	1.23	2.49
2018	73,160	8.13	8.82	607,793	0.37	0.25	1.45	(11.82)	(10.73)
2017	90,014	9.22	9.88	849,152	—	0.25	1.45	2.22	3.56
Putnam VT Multi-Cap Core
2021	2,394	22.10	22.10	52,904	—	1.25	1.25	25.28	25.28
2020	—	17.64	23.19	—	—	0.25	1.45	12.21	13.51
2019	8,344	15.72	20.43	168,051	1.07	0.25	1.45	25.86	27.45
2018	7,764	12.49	16.03	122,967	1.15	0.25	1.45	(11.67)	(10.60)
2017	7,561	13.57	17.93	134,206	1.13	0.25	1.45	17.54	21.27
Putnam VT Small Cap Growth
2021	1,850	18.89	18.89	34,946	—	1.25	1.25	8.94	8.94
2020	1,802	17.34	22.78	31,252	—	0.25	1.45	41.90	43.63
2019	1,755	12.22	15.86	21,438	—	0.25	1.45	31.54	33.05
2018	1,709	9.29	11.92	15,881	—	0.25	1.45	(17.64)	(16.59)
2017	1,664	11.28	14.29	18,770	0.94	0.25	1.45	3.20	4.46
Putnam VT Small Cap Value
2021	99,518	14.86	14.86	1,479,056	0.01	0.75	0.75	34.85	34.85
2020	15,121	11.02	11.02	166,978	0.01	0.75	0.75	0.09	0.09
2019	14,106	11.01	11.01	155,600	0.32	0.75	0.75	19.67	19.67
2018	37,155	9.20	9.20	342,060	0.34	0.75	0.75	(22.88)	(22.88)
2017	23,614	11.93	13.62	282,085	0.58	0.75	1.25	3.92	6.49
Redwood Managed Volatility
2021	46,591	10.78	11.50	521,698	0.02	0.25	1.25	(1.82)	(0.61)
2020	45,206	10.98	11.68	512,436	0.02	0.25	1.45	5.48	6.76
2019	115,508	10.41	10.94	1,213,829	0.74	0.25	1.45	4.00	5.19
2018	284,065	10.01	10.40	2,853,427	7.53	0.25	1.45	(7.14)	(5.97)
2017	707,585	10.78	11.06	7,635,448	6.15	0.25	1.45	2.76	4.05

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Royce Micro-Cap
2021	310,369	13.01	15.77	4,864,577	—	0.75	1.35	24.50	25.16
2020	319,251	10.45	12.60	3,996,511	—	0.75	1.35	18.48	19.21
2019	394,530	8.82	10.57	4,148,364	—	0.75	1.35	14.40	15.14
2018	518,643	7.71	9.18	4,645,697	—	0.75	1.35	(12.88)	(12.40)
2017	949,281	8.85	10.48	9,247,207	0.80	0.75	1.35	0.68	1.35
Royce Opportunity
2021	160,613	21.35	22.01	3,537,576	—	0.90	1.10	25.22	25.41
2020	178,959	16.69	17.55	3,141,719	—	0.90	1.25	20.94	21.45
2019	173,507	13.80	14.45	2,506,615	—	0.90	1.25	22.45	22.87
2018	149,633	11.27	11.76	1,757,371	—	0.90	1.25	(23.44)	(23.19)
2017	161,565	14.72	15.31	2,470,383	—	0.90	1.25	16.36	16.78
Royce Small-Cap Value
2021	91,283	12.70	13.09	1,194,186	—	0.90	1.10	23.06	23.37
2020	99,200	10.10	10.61	1,052,100	0.02	0.90	1.25	(10.38)	(10.08)
2019	107,549	11.27	11.80	1,268,488	0.56	0.90	1.25	13.27	13.68
2018	133,833	9.95	10.38	1,388,227	0.16	0.90	1.25	(11.00)	(10.75)
2017	142,960	11.18	11.63	1,661,315	0.27	0.90	1.25	0.90	1.22
Rydex VIF Banking
2021	142,378	6.28	13.42	1,024,928	0.01	0.25	1.30	27.69	29.22
2020	98,518	4.86	10.51	555,206	0.01	0.25	1.45	(12.49)	(11.48)
2019	224,158	5.49	12.01	1,390,148	0.94	0.25	1.45	22.80	24.23
2018	229,450	4.43	9.78	1,178,828	0.71	0.25	1.45	(22.75)	(21.72)
2017	247,297	5.67	12.66	1,643,104	0.21	0.25	1.45	7.65	8.82
Rydex VIF Basic Materials
2021	95,120	14.49	18.02	1,667,542	0.01	0.25	1.30	17.61	19.04
2020	165,051	12.32	15.30	2,412,402	0.01	0.25	1.45	14.50	15.88
2019	131,322	10.76	13.34	1,671,521	—	0.25	1.45	16.20	17.52
2018	163,068	9.26	11.47	1,796,682	0.40	0.25	1.45	(21.06)	(20.08)
2017	332,869	11.73	14.51	4,592,374	0.46	0.25	1.45	16.14	17.53

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Rydex VIF Biotechnology
2021	276,728	15.74	33.04	5,566,699	—	0.25	1.30	(3.02)	(1.84)
2020	151,300	16.23	34.59	3,285,750	—	0.25	1.45	16.01	17.41
2019	168,722	13.99	29.46	2,928,424	—	0.25	1.45	19.27	20.69
2018	201,971	11.73	24.41	3,041,286	—	0.25	1.45	(13.43)	(12.32)
2017	258,556	13.55	27.84	4,369,791	—	0.25	1.45	23.86	25.29
Rydex VIF Commodities Strategy
2021	1,052,906	1.59	3.56	1,702,159	—	0.25	1.30	33.33	35.52
2020	191,731	1.19	2.67	268,466	0.01	0.25	1.45	(26.04)	(25.40)
2019	133,313	1.60	3.61	216,482	1.09	0.25	1.45	10.06	11.50
2018	300,912	1.45	3.28	460,996	4.81	0.25	1.45	(18.99)	(17.82)
2017	481,836	1.79	4.04	1,018,968	—	0.25	1.45	(0.25)	1.10
Rydex VIF Consumer Products
2021	59,497	12.97	22.04	1,278,501	0.01	0.25	1.30	5.79	7.06
2020	154,778	12.26	20.80	2,930,833	0.01	0.25	1.45	2.85	4.14
2019	91,124	11.92	20.19	1,735,569	0.96	0.25	1.45	16.98	18.42
2018	111,887	10.19	17.23	1,723,283	0.72	0.25	1.45	(15.92)	(14.91)
2017	126,304	12.12	20.47	2,365,068	1.09	0.25	1.45	6.60	7.90
Rydex VIF Dow 2x Strategy (d)
2021	34,847	33.21	39.25	1,344,915	—	0.25	1.30	34.51	36.11
2020	66,035	24.69	29.14	1,851,810	0.01	0.25	1.45	(2.76)	(1.58)
2019	79,702	25.39	29.93	2,302,938	0.95	0.25	1.45	41.06	42.77
2018	104,161	18.00	21.18	2,122,376	0.17	0.25	1.45	(18.00)	(16.99)
2017	131,685	21.95	25.79	3,249,464	0.06	0.25	1.45	51.59	53.43

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Rydex VIF Electronics
2021	93,411	16.13	46.63	1,867,820	—	0.25	1.30	32.25	33.84
2020	77,765	12.18	35.26	1,044,289	—	0.25	1.45	49.15	50.98
2019	102,943	8.15	23.64	939,847	—	0.25	1.45	52.32	54.17
2018	96,754	5.34	15.52	519,422	—	0.25	1.45	(16.51)	(15.47)
2017	159,196	6.39	18.59	1,041,994	—	0.25	1.45	25.35	26.80
Rydex VIF Energy
2021	786,136	4.12	5.89	4,274,046	0.01	0.25	1.30	44.06	45.54
2020	355,523	2.86	4.08	1,257,531	0.01	0.25	1.45	(37.14)	(36.35)
2019	170,739	4.55	6.48	1,078,416	0.22	0.25	1.45	2.02	3.44
2018	220,407	4.46	6.33	1,354,441	0.68	0.25	1.45	(28.64)	(27.92)
2017	281,537	6.25	8.87	2,415,313	0.56	0.25	1.45	(10.46)	(9.24)
Rydex VIF Energy Services
2021	2,867,125	1.40	1.66	4,540,805	0.00	0.25	1.30	12.00	13.70
2020	324,399	1.25	1.50	432,705	0.01	0.25	1.45	(40.00)	(39.17)
2019	155,061	2.08	2.47	354,332	—	0.25	1.45	(4.59)	(3.14)
2018	442,518	2.18	2.55	1,073,955	3.73	0.25	1.45	(48.09)	(47.42)
2017	377,070	4.19	4.85	1,762,363	—	0.25	1.45	(22.12)	(21.14)
Rydex VIF Europe 1.25x Strategy (d)
2021	92,715	5.76	6.84	631,917	0.00	0.25	1.30	13.81	14.97
2020	106,126	5.01	8.66	636,190	0.02	0.25	1.45	(4.20)	(3.01)
2019	115,254	5.17	9.04	719,271	1.15	0.25	1.45	22.83	24.36
2018	128,469	4.17	7.36	632,660	0.31	0.25	1.45	(22.53)	(21.51)
2017	220,988	5.32	9.50	1,414,236	0.94	0.25	1.45	23.06	24.49

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Rydex VIF Financial Services
2021	135,833	9.96	15.98	1,457,108	0.00	0.25	1.30	29.39	30.88
2020	237,357	7.61	12.35	1,879,291	0.00	0.25	1.45	(4.49)	(3.22)
2019	147,829	7.88	12.93	1,329,990	0.78	0.25	1.45	22.56	23.93
2018	150,086	6.37	10.55	1,030,977	0.93	0.25	1.45	(16.14)	(15.10)
2017	239,170	7.51	12.58	1,950,167	0.39	0.25	1.45	10.54	11.95
Rydex VIF Government Long Bond 1.2x Strategy (d)
2021	103,030	11.25	15.03	1,330,663	0.00	0.25	1.30	(11.56)	(10.43)
2020	95,188	12.72	17.24	1,362,228	0.00	0.25	1.45	16.70	18.08
2019	66,935	10.90	14.60	879,462	1.27	0.25	1.45	11.68	13.00
2018	79,270	9.76	12.92	928,989	1.41	0.25	1.45	(9.46)	(8.30)
2017	102,772	10.78	14.09	1,328,263	1.16	0.25	1.45	4.86	6.10
Rydex VIF Health Care
2021	146,426	19.47	27.89	3,365,479	—	0.25	1.30	13.73	15.06
2020	230,876	17.12	24.24	4,790,332	—	0.25	1.45	13.45	14.83
2019	199,804	15.09	21.11	3,489,312	—	0.25	1.45	17.25	18.66
2018	302,174	12.87	17.79	4,518,730	—	0.25	1.45	(3.16)	(1.98)
2017	303,520	13.29	18.15	4,726,672	—	0.25	1.45	17.51	18.94
Rydex VIF High Yield Strategy
2021	25,526	10.28	10.96	263,738	—	0.25	1.25	(2.74)	(1.62)
2020	2,076	10.57	11.24	23,119	0.00	0.25	1.45	(4.77)	(3.68)
2019	304,617	11.10	11.67	3,386,344	2.18	0.25	1.45	8.82	10.20
2018	18,890	10.20	10.59	194,521	1.57	0.25	1.45	(5.20)	(3.99)
2017	186,793	10.76	11.03	2,011,574	0.54	0.25	1.45	2.28	3.37

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Rydex VIF Internet
2021	58,881	16.80	31.94	1,005,185	—	0.25	1.30	(8.81)	(7.71)
2020	170,773	18.40	35.56	3,191,204	—	0.25	1.45	53.26	55.08
2019	189,172	11.99	22.93	2,320,006	—	0.25	1.45	19.93	21.45
2018	201,737	9.97	18.88	2,076,324	—	0.25	1.45	(7.43)	(6.30)
2017	137,915	10.76	20.15	1,541,358	—	0.25	1.45	28.16	29.67
Rydex VIF Inverse Dow 2x Strategy (d)
2021	1,587,714	0.04	0.40	194,319	—	0.25	1.30	(42.86)	(33.33)
2020	1,035,973	0.07	0.65	264,430	0.03	0.25	1.45	(50.00)	(46.15)
2019	952,719	0.13	1.25	126,744	—	0.25	1.45	(38.73)	(36.84)
2018	1,418,568	0.21	2.04	289,726	—	0.25	1.45	(4.55)	(2.56)
2017	679,920	0.22	2.10	154,041	—	0.25	1.45	(41.67)	(40.54)
Rydex VIF Inverse Government Long Bond Strategy (d)
2021	189,081	1.00	3.36	198,966	—	0.25	1.30	(3.45)	(2.68)
2020	219,575	1.03	3.48	253,104	0.00	0.25	1.45	(24.51)	(23.50)
2019	232,363	1.36	4.61	363,389	—	0.25	1.45	(17.07)	(15.97)
2018	361,018	1.64	5.55	676,145	—	0.25	1.45	(0.89)	0.43
2017	380,801	1.65	5.60	654,922	—	0.25	1.45	(12.77)	(11.90)
Rydex VIF Inverse Mid-Cap Strategy (d)
2021	9,706	0.39	1.91	7,693	—	1.25	1.30	(27.78)	(26.54)
2020	15,519	0.54	2.60	8,362	0.01	0.25	1.45	(28.18)	(27.64)
2019	13,896	0.75	3.62	10,424	0.38	0.25	1.45	(23.79)	(22.64)
2018	12,383	0.98	4.75	12,075	—	0.25	1.45	6.03	7.24
2017	29,243	0.92	4.48	27,645	—	0.25	1.45	(17.34)	(16.29)

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Rydex VIF Inverse NASDAQ-100® Strategy (d)
2021	2,243,409	0.18	0.90	642,830	—	0.25	1.30	(29.55)	(28.00)
2020	192,057	0.25	1.26	51,286	0.08	0.25	1.45	(40.85)	(39.73)
2019	142,335	0.42	2.13	63,898	0.74	0.25	1.45	(31.15)	(29.91)
2018	181,691	0.61	3.09	114,538	—	0.25	1.45	(7.58)	(5.41)
2017	334,341	0.66	3.33	302,897	—	0.25	1.45	(27.92)	(26.92)
Rydex VIF Inverse Russell 2000® Strategy (d)
2021	202,113	0.36	0.63	72,241	—	0.25	1.30	(21.74)	(21.25)
2020	154,424	0.46	2.41	69,952	0.02	0.25	1.45	(33.79)	(32.77)
2019	40,626	0.69	3.64	28,102	0.65	0.25	1.45	(24.18)	(23.23)
2018	74,550	0.91	4.79	90,188	—	0.25	1.45	6.21	7.43
2017	255,790	0.85	4.51	218,138	—	0.25	1.45	(17.48)	(15.91)
Rydex VIF Inverse S&P 500 Strategy (d)
2021	283,805	0.40	1.65	126,184	—	0.25	1.30	(27.63)	(26.92)
2020	278,495	0.55	2.28	184,860	0.02	0.25	1.45	(28.30)	(27.21)
2019	251,502	0.76	3.18	204,313	1.33	0.25	1.45	(26.22)	(25.38)
2018	123,788	1.03	4.31	176,961	—	0.25	1.45	(0.96)	0.52
2017	308,754	1.04	4.33	373,675	—	0.25	1.45	(20.99)	(20.00)
Rydex VIF Japan 2x Strategy (d)
2021	27,008	13.29	13.73	359,890	—	0.25	1.30	(17.76)	(16.84)
2020	30,285	16.16	17.82	490,395	0.01	0.25	1.45	34.29	35.98
2019	47,961	12.01	13.27	577,247	1.28	0.25	1.45	32.97	34.63
2018	47,665	9.02	9.98	431,332	—	0.25	1.45	(26.29)	(25.42)
2017	77,534	12.16	13.54	948,244	—	0.25	1.45	43.74	45.38

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Rydex VIF Leisure
2021	27,447	15.09	17.68	415,461	—	0.25	1.30	(3.49)	(2.27)
2020	30,030	15.61	18.59	471,072	—	0.25	1.45	15.74	17.14
2019	36,688	13.47	15.87	496,889	0.32	0.25	1.45	23.64	25.16
2018	50,599	10.88	12.68	552,940	0.38	0.25	1.45	(17.23)	(16.25)
2017	55,320	13.12	15.14	727,858	0.37	0.25	1.45	14.87	16.28
Rydex VIF Mid-Cap 1.5x Strategy (d)
2021	25,056	21.63	37.15	918,845	—	0.25	1.30	29.37	30.94
2020	39,272	16.72	28.67	1,051,709	0.01	0.25	1.45	5.89	7.09
2019	49,922	15.79	27.05	1,305,513	0.82	0.25	1.45	30.17	31.83
2018	94,476	12.13	20.74	1,693,603	0.16	0.25	1.45	(22.94)	(21.99)
2017	110,631	15.74	26.87	2,589,298	—	0.25	1.45	17.11	18.52
Rydex VIF Money Market
2021	8,979,830	4.73	6.95	50,323,078	—	0.25	1.30	(4.40)	(3.19)
2020	8,567,494	4.94	7.27	48,650,488	0.00	0.25	1.45	(4.34)	(3.15)
2019	7,729,205	5.15	7.60	43,961,783	0.79	0.25	1.45	(3.43)	(2.38)
2018	12,318,299	5.33	7.87	78,108,112	0.45	0.25	1.45	(3.91)	(2.59)
2017	11,159,254	5.54	8.19	70,482,464	—	0.25	1.45	(4.32)	(3.17)
Rydex VIF NASDAQ-100®
2021	302,589	34.45	48.76	11,188,514	—	0.25	1.30	20.03	21.51
2020	227,243	28.70	41.24	6,977,732	0.00	0.25	1.45	38.65	40.32
2019	529,272	20.70	29.39	11,765,578	0.09	0.25	1.45	30.93	32.51
2018	303,427	15.81	22.18	5,121,966	—	0.25	1.45	(6.12)	(4.97)
2017	317,132	16.84	23.34	5,795,893	—	0.25	1.45	25.39	26.92

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Rydex VIF NASDAQ-100® 2x Strategy (d)
2021	99,699	92.82	187.16	10,660,065	—	0.25	1.30	46.75	48.53
2020	174,982	63.16	129.48	14,023,444	0.00	0.25	1.45	78.68	80.81
2019	271,071	35.30	71.61	10,247,373	0.23	0.25	1.45	72.64	74.79
2018	511,277	20.41	40.97	10,921,698	—	0.25	1.45	(13.28)	(12.23)
2017	468,700	23.50	46.68	11,620,810	—	0.25	1.45	62.09	64.08
Rydex VIF Nova (d)
2021	118,482	26.72	31.75	3,263,113	0.00	0.25	1.30	36.03	37.62
2020	118,098	19.62	23.70	2,388,633	0.01	0.25	1.45	14.77	16.12
2019	161,653	17.07	20.41	2,770,551	1.21	0.25	1.45	38.73	40.47
2018	153,171	12.28	14.59	1,932,670	0.19	0.25	1.45	(14.28)	(13.20)
2017	291,653	14.30	17.02	4,187,700	0.04	0.25	1.45	26.07	27.59
Rydex VIF Precious Metals
2021	346,472	5.91	11.04	3,737,032	0.04	0.25	1.30	(13.13)	(12.05)
2020	381,788	6.72	12.69	4,713,784	0.05	0.25	1.45	28.43	30.13
2019	457,383	5.18	9.86	4,255,233	—	0.25	1.45	45.44	47.16
2018	415,057	3.52	6.77	2,730,591	4.73	0.25	1.45	(20.30)	(19.24)
2017	462,659	4.37	8.48	3,851,108	4.93	0.25	1.45	2.44	3.71
Rydex VIF Real Estate
2021	152,454	10.96	18.86	2,704,693	0.01	0.25	1.30	28.22	29.70
2020	158,896	8.45	14.69	2,195,538	0.03	0.25	1.45	(9.94)	(8.82)
2019	314,855	9.28	16.28	4,841,119	2.53	0.25	1.45	19.06	20.51
2018	244,278	7.72	13.66	2,970,457	1.05	0.25	1.45	(11.41)	(10.33)
2017	208,961	8.62	15.39	3,089,828	3.41	0.25	1.45	1.99	3.28

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Rydex VIF Retailing
2021	22,871	17.50	23.84	544,117	—	0.25	1.30	6.84	8.17
2020	52,322	16.38	22.65	1,142,121	—	0.25	1.45	37.42	39.04
2019	56,056	11.92	16.29	817,853	—	0.25	1.45	19.08	20.49
2018	66,547	10.01	13.52	880,385	0.01	0.25	1.45	(7.49)	(6.31)
2017	42,427	10.82	14.58	593,650	—	0.25	1.45	7.88	9.24
Rydex VIF Russell 2000® 1.5x Strategy (d)
2021	76,123	19.27	24.53	1,868,089	0.00	0.25	1.30	13.99	15.18
2020	66,840	16.27	21.52	1,379,767	—	0.25	1.45	14.74	16.15
2019	42,450	14.18	18.72	789,623	—	0.25	1.45	29.50	31.09
2018	56,858	10.95	14.43	774,642	—	0.25	1.45	(23.10)	(22.14)
2017	55,922	14.19	18.74	1,004,780	—	0.25	1.45	14.84	16.19
Rydex VIF Russell 2000® 2x Strategy (d)
2021	65,167	15.85	21.63	1,029,256	—	0.25	1.30	20.37	21.81
2020	933,496	13.16	17.97	12,377,233	0.00	0.25	1.45	12.03	13.40
2019	114,744	11.72	16.04	1,376,187	0.49	0.25	1.45	40.70	42.51
2018	128,941	8.32	11.40	1,103,418	—	0.25	1.45	(29.41)	(28.61)
2017	363,929	11.77	16.15	4,313,602	—	0.25	1.45	20.79	22.29
Rydex VIF S&P 500 2x Strategy (d)
2021	198,666	36.02	45.14	7,567,670	—	0.25	1.30	51.43	53.24
2020	162,308	23.76	29.81	4,045,097	0.01	0.25	1.45	12.87	14.29
2019	213,905	21.01	26.41	4,699,334	—	0.25	1.45	55.44	57.39
2018	240,815	13.50	16.99	3,454,861	0.05	0.25	1.45	(19.10)	(18.13)
2017	315,462	16.66	21.00	5,491,789	—	0.25	1.45	37.25	38.94

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Rydex VIF S&P 500 Pure Growth
2021	285,393	22.05	30.54	7,503,372	—	0.25	1.30	22.03	23.49
2020	183,767	18.07	25.41	3,928,105	—	0.25	1.45	21.77	23.23
2019	296,824	14.84	20.62	5,194,166	—	0.25	1.45	21.04	22.59
2018	371,996	12.26	16.82	5,400,259	—	0.25	1.45	(9.72)	(8.69)
2017	523,214	13.58	18.42	8,216,326	—	0.25	1.45	18.91	20.47
Rydex VIF S&P 500 Pure Value
2021	416,862	13.75	16.94	6,896,493	0.01	0.25	1.30	26.49	28.15
2020	630,370	10.87	13.36	8,381,376	0.01	0.25	1.45	(14.48)	(13.49)
2019	556,955	12.71	15.60	8,442,234	0.80	0.25	1.45	17.90	19.38
2018	485,520	10.78	13.21	6,322,659	0.52	0.25	1.45	(17.08)	(16.12)
2017	347,842	13.00	15.92	5,411,096	0.59	0.25	1.45	10.83	12.15
Rydex VIF S&P MidCap 400 Pure Growth
2021	104,826	13.74	22.71	2,282,191	—	0.25	1.30	7.34	8.64
2020	173,286	12.80	21.42	3,129,376	—	0.25	1.45	24.76	26.30
2019	139,027	10.26	16.96	2,317,075	—	0.25	1.45	10.44	11.73
2018	180,111	9.29	15.30	2,725,305	—	0.25	1.45	(18.58)	(17.54)
2017	213,831	11.41	18.75	3,944,404	—	0.25	1.45	13.53	14.92
Rydex VIF S&P MidCap 400 Pure Value
2021	175,582	14.58	19.33	3,054,010	0.00	0.25	1.30	25.58	27.09
2020	182,298	11.61	15.37	2,759,688	0.00	0.25	1.45	2.65	4.00
2019	97,075	11.31	14.95	1,396,528	—	0.25	1.45	17.08	18.52
2018	89,567	9.66	12.74	1,122,304	—	0.25	1.45	(22.47)	(21.55)
2017	110,031	12.46	16.42	1,781,586	—	0.25	1.45	8.16	9.48
Rydex VIF S&P SmallCap 600 Pure Growth
2021	102,576	15.42	21.41	2,110,510	—	0.25	1.30	13.97	15.38
2020	164,386	13.53	18.76	2,816,483	—	0.25	1.45	10.72	12.01
2019	114,122	12.22	16.92	1,882,305	—	0.25	1.45	7.67	8.97
2018	200,950	11.35	15.69	3,105,745	—	0.25	1.45	(13.03)	(11.94)
2017	229,481	13.05	18.01	4,003,685	—	0.25	1.45	11.06	12.36

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Rydex VIF S&P SmallCap 600 Pure Value
2021	347,046	11.56	14.41	4,904,922	—	0.25	1.30	37.13	38.81
2020	232,363	8.43	10.49	2,416,477	—	0.25	1.45	(10.03)	(8.98)
2019	100,093	9.37	11.65	1,147,321	0.31	0.25	1.45	15.39	16.76
2018	124,431	8.12	10.08	1,237,373	—	0.25	1.45	(24.04)	(23.07)
2017	167,938	10.69	13.25	2,157,980	—	0.25	1.45	(4.64)	(3.47)
Rydex VIF Strengthening Dollar 2x Strategy (d)
2021	109,223	3.98	8.58	644,558	—	0.25	1.30	6.19	7.64
2020	111,704	3.74	8.08	609,655	0.01	0.25	1.45	(17.80)	(16.89)
2019	53,414	4.55	9.83	242,829	1.12	0.25	1.45	0.10	1.18
2018	108,982	4.54	9.82	494,924	—	0.25	1.45	6.97	8.24
2017	117,027	4.24	9.18	496,109	—	0.25	1.45	(21.27)	(20.18)
Rydex VIF Technology
2021	191,170	19.49	34.17	3,900,452	—	0.25	1.30	15.25	16.66
2020	263,530	16.89	30.10	4,803,474	—	0.25	1.45	42.71	44.50
2019	323,722	11.82	20.83	4,179,299	—	0.25	1.45	33.67	35.26
2018	316,032	8.83	15.40	2,926,094	—	0.25	1.45	(5.79)	(4.64)
2017	422,487	9.36	16.15	4,118,435	—	0.25	1.45	26.85	28.38
Rydex VIF Telecommunications
2021	111,541	5.81	11.32	649,455	0.01	0.25	1.30	4.24	5.47
2020	108,354	5.57	10.86	623,044	0.01	0.25	1.45	4.73	5.93
2019	124,740	5.31	10.37	691,507	—	0.25	1.45	8.25	9.64
2018	128,999	4.90	9.58	656,865	0.74	0.25	1.45	(9.37)	(8.31)
2017	107,936	5.40	10.57	599,204	1.45	0.25	1.45	1.15	2.43

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Rydex VIF Transportation
2021	22,277	19.91	23.95	527,550	—	0.25	1.30	16.91	18.29
2020	31,594	17.03	20.47	627,215	0.00	0.25	1.45	34.41	36.05
2019	21,410	12.67	15.20	321,919	—	0.25	1.45	16.99	18.36
2018	36,766	10.83	12.98	451,418	—	0.25	1.45	(23.57)	(22.63)
2017	120,188	14.17	16.95	1,880,865	0.09	0.25	1.45	16.72	18.16
Rydex VIF Utilities
2021	313,209	10.08	15.48	3,597,117	0.01	0.25	1.30	9.53	10.81
2020	361,694	9.19	14.35	3,763,441	0.02	0.25	1.45	(9.25)	(8.19)
2019	485,122	10.11	15.63	5,436,315	0.27	0.25	1.45	13.74	15.18
2018	406,727	8.87	13.57	3,860,800	1.20	0.25	1.45	(0.67)	0.44
2017	490,807	8.93	13.51	4,899,581	2.16	0.25	1.45	6.17	7.48
Rydex VIF Weakening Dollar 2x Strategy (d)
2021	32,517	3.26	3.41	105,901	—	0.25	1.30	(17.47)	(16.63)
2020	42,357	3.95	4.99	167,310	0.00	0.25	1.45	4.83	6.31
2019	43,395	3.76	4.76	163,093	0.94	0.25	1.45	(8.99)	(7.91)
2018	49,675	4.13	5.23	204,976	—	0.25	1.45	(15.37)	(14.51)
2017	58,363	4.88	6.18	285,004	—	0.25	1.45	14.02	15.63
T. Rowe Price Blue Chip Growth
2021	94,712	27.74	37.36	3,146,850	—	0.25	1.25	12.22	13.56
2020	91,300	24.72	33.52	2,695,743	—	0.25	1.45	28.08	29.62
2019	122,095	19.30	25.86	2,806,288	—	0.25	1.45	23.96	25.47
2018	134,712	15.57	20.61	2,456,867	—	0.25	1.45	(2.81)	(1.62)
2017	234,213	16.02	20.95	4,533,966	—	0.25	1.45	29.93	31.51

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
T. Rowe Price Capital Appreciation
2021	352,417	22.14	23.35	8,217,281	0.01	0.90	1.25	13.31	13.68
2020	391,272	19.54	20.54	8,018,634	0.01	0.90	1.25	12.88	13.29
2019	441,432	17.31	18.13	7,983,811	1.28	0.90	1.25	18.97	19.43
2018	460,243	14.55	15.18	6,969,674	1.95	0.90	1.25	(3.77)	(3.50)
2017	487,349	15.12	15.73	7,651,030	0.89	0.90	1.25	10.20	10.62
T. Rowe Price Equity Income
2021	44,620	14.67	19.18	771,928	0.01	0.25	1.25	19.76	21.24
2020	38,328	12.25	16.12	546,324	0.02	0.25	1.45	(3.47)	(2.30)
2019	40,587	12.69	16.50	608,763	2.04	0.25	1.45	20.51	22.04
2018	36,036	10.53	13.52	440,772	1.39	0.25	1.45	(13.62)	(12.61)
2017	67,493	12.19	15.47	987,840	1.50	0.25	1.45	10.72	12.02
T. Rowe Price Growth Stock
2021	263,315	30.85	31.80	8,378,228	—	0.90	1.10	14.60	14.80
2020	293,148	26.35	27.70	8,121,311	—	0.90	1.25	30.51	30.97
2019	325,359	20.19	21.15	6,879,144	—	0.90	1.25	24.71	25.15
2018	350,085	16.19	16.90	5,910,162	—	0.90	1.25	(5.65)	(5.32)
2017	359,233	17.16	17.85	6,410,050	—	0.90	1.25	27.39	27.87
T. Rowe Price Health Sciences
2021	621,727	23.02	42.18	14,793,088	—	0.25	1.25	7.90	9.22
2020	598,624	21.19	39.35	12,995,970	—	0.25	1.45	23.60	25.12
2019	534,442	17.02	31.45	9,452,204	—	0.25	1.45	23.07	24.51
2018	517,167	13.73	25.26	7,368,834	—	0.25	1.45	(3.57)	(2.36)
2017	565,398	14.14	25.87	8,172,690	—	0.25	1.45	21.83	23.25
T. Rowe Price Limited-Term Bond
2021	12,780	7.71	8.00	100,761	0.01	0.25	1.25	(4.46)	(3.38)
2020	10,076	8.07	8.44	82,656	0.01	0.25	1.45	(0.12)	1.20
2019	5,068	8.08	8.34	41,120	0.88	0.25	1.45	(0.49)	0.72
2018	21,356	8.12	8.28	173,840	1.36	0.25	1.45	(3.45)	(2.24)
2017	26,626	8.36	8.47	222,916	1.28	0.25	1.45	(3.56)	(2.42)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
T. Rowe Price Retirement 2010
2021	139	12.90	12.90	1,784	0.01	0.90	0.90	4.03	4.03
2020	135	12.40	12.40	1,671	0.01	0.90	0.90	7.08	7.08
2019	132	11.58	11.58	1,520	1.82	0.90	0.90	11.13	11.13
2018	128	10.42	10.42	1,332	1.68	0.90	0.90	(7.71)	(7.71)
2017	125	11.29	11.29	1,407	0.87	0.90	0.90	6.81	6.81
T. Rowe Price Retirement 2015
2021	12,866	13.84	13.84	178,104	0.01	0.90	0.90	4.85	4.85
2020	11,599	13.20	13.20	153,151	0.01	0.90	0.90	7.67	7.67
2019	10,635	12.26	12.26	130,346	2.86	0.90	0.90	12.37	12.37
2018	1,965	10.91	10.91	21,417	1.60	0.90	0.90	(8.32)	(8.32)
2017	1,872	11.90	11.90	22,271	1.31	0.90	0.90	8.48	8.48
T. Rowe Price Retirement 2020
2021	9,032	14.92	14.92	134,698	0.01	0.90	0.90	5.74	5.74
2020	9,849	14.11	14.11	138,935	0.01	0.90	0.90	8.37	8.37
2019	8,155	13.02	13.02	106,182	1.79	0.90	0.90	14.11	14.11
2018	6,988	11.41	11.41	79,666	1.01	0.90	0.90	(9.01)	(9.01)
2017	12,607	12.54	12.54	158,075	1.42	0.90	0.90	10.78	10.78
T. Rowe Price Retirement 2025
2021	4,546	16.10	16.10	73,217	0.01	0.90	0.90	7.05	7.05
2020	4,268	15.04	15.04	64,223	0.01	0.90	0.90	9.70	9.70
2019	5,394	13.71	13.71	73,958	1.52	0.90	0.90	15.89	15.89
2018	5,905	11.83	11.83	69,903	1.10	0.90	0.90	(9.83)	(9.83)
2017	8,385	13.12	13.12	109,989	1.57	0.90	0.90	12.62	12.62
T. Rowe Price Retirement 2030
2021	15,963	17.27	17.27	275,657	0.01	0.90	0.90	8.68	8.68
2020	14,219	15.89	15.89	225,940	0.01	0.90	0.90	10.89	10.89
2019	12,370	14.33	14.33	177,268	1.68	0.90	0.90	17.27	17.27
2018	8,524	12.22	12.22	104,193	1.84	0.90	0.90	(10.34)	(10.34)
2017	2,826	13.63	13.63	38,526	1.30	0.90	0.90	14.35	14.35

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
T. Rowe Price Retirement 2035
2021	5,261	18.22	18.22	95,888	0.00	0.90	0.90	10.09	10.09
2020	14,383	16.55	16.55	238,091	0.01	0.90	0.90	11.98	11.98
2019	4,224	14.78	14.78	62,441	1.71	0.90	0.90	18.43	18.43
2018	2,109	12.48	12.48	26,321	1.15	0.90	0.90	(10.98)	(10.98)
2017	1,694	14.02	14.02	23,749	1.17	0.90	0.90	15.68	15.68
T. Rowe Price Retirement 2040
2021	3,884	19.01	19.01	73,861	0.00	0.90	0.90	11.30	11.30
2020	3,943	17.08	17.08	67,343	0.01	0.90	0.90	13.04	13.04
2019	3,207	15.11	15.11	48,477	0.68	0.90	0.90	19.35	19.35
2018	8,532	12.66	12.66	108,067	0.93	0.90	0.90	(11.28)	(11.28)
2017	8,239	14.27	14.27	117,620	0.44	0.90	0.90	16.68	16.68
T. Rowe Price Retirement 2045
2021	264	19.37	19.37	5,111	0.00	0.90	0.90	12.16	12.16
2020	153	17.27	17.27	2,645	0.01	0.90	0.90	13.54	13.54
2019	63	15.21	15.21	963	2.08	0.90	0.90	19.95	19.95
2018	—	12.68	12.68	—	—	0.90	0.90	(11.58)	(11.58)
2017	—	14.34	14.34	—	—	0.90	0.90	17.16	17.16
T. Rowe Price Retirement 2050
2021	5	19.39	19.39	105	—	0.90	0.90	12.41	12.41
2020	—	17.25	17.25	—	—	0.90	0.90	13.49	13.49
2019	204	15.20	15.20	3,108	1.32	0.90	0.90	19.87	19.87
2018	126	12.68	12.68	1,600	1.60	0.90	0.90	(11.51)	(11.51)
2017	10	14.33	14.33	150	—	0.90	0.90	17.08	17.08
T. Rowe Price Retirement 2055
2021	2,483	19.35	19.35	48,052	0.00	0.90	0.90	12.30	12.30
2020	3,314	17.23	17.23	57,115	0.01	0.90	0.90	13.43	13.43
2019	2,602	15.19	15.19	39,532	1.15	0.90	0.90	19.89	19.89
2018	2,450	12.67	12.67	31,037	0.81	0.90	0.90	(11.58)	(11.58)
2017	2,384	14.33	14.33	34,171	0.90	0.90	0.90	17.08	17.08

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
T. Rowe Price Retirement Balanced
2021	18,964	12.03	12.03	228,287	0.02	0.90	0.90	3.71	3.71
2020	9,714	11.60	11.60	112,744	0.01	0.90	0.90	6.62	6.62
2019	16,127	10.88	10.88	175,496	1.58	0.90	0.90	10.34	10.34
2018	14,319	9.86	9.86	141,187	0.89	0.90	0.90	(7.50)	(7.50)
2017	25,526	10.66	10.66	271,966	1.88	0.90	0.90	5.65	5.65
Templeton Developing Markets VIP Fund
2021	582,580	10.25	21.03	8,749,873	0.01	0.25	1.45	(9.86)	(8.73)
2020	472,510	11.37	23.33	6,846,325	0.04	0.25	1.45	12.02	13.42
2019	319,000	10.15	20.82	5,635,375	0.86	0.25	1.45	21.19	22.70
2018	290,225	8.37	17.18	3,965,864	0.75	0.25	1.45	(19.52)	(18.50)
2017	431,026	10.40	21.33	7,306,044	1.04	0.25	1.45	34.19	35.94
Templeton Foreign VIP Fund
2021	532,568	8.01	13.88	4,744,177	0.01	0.25	1.45	(0.37)	0.82
2020	1,118,366	8.04	13.77	9,817,548	0.05	0.25	1.45	(5.52)	(4.31)
2019	223,463	8.51	14.39	2,276,332	1.62	0.25	1.45	7.57	8.93
2018	269,291	7.91	13.21	2,585,738	2.71	0.25	1.45	(19.14)	(18.15)
2017	304,827	9.78	16.14	3,508,060	2.52	0.25	1.45	11.64	12.95
Templeton Global Bond VIP Fund
2021	147,559	6.71	7.59	1,060,716	—	0.25	1.25	(9.20)	(8.02)
2020	187,725	7.39	8.26	1,482,690	0.07	0.25	1.45	(9.44)	(8.22)
2019	225,703	8.16	9.00	1,951,495	6.97	0.25	1.45	(2.39)	(1.32)
2018	255,852	8.36	9.12	2,244,653	—	0.25	1.45	(2.56)	(1.30)
2017	223,698	8.58	9.24	1,997,443	—	0.25	1.45	(2.50)	(1.39)
Templeton Growth VIP Fund
2021	403	10.09	10.09	4,064	0.01	1.25	1.25	0.30	0.30
2020	391	10.06	12.26	3,933	0.03	0.25	1.45	1.21	2.42
2019	380	9.94	11.97	3,771	2.76	0.25	1.45	10.20	11.45
2018	368	9.02	10.74	3,323	2.09	0.25	1.45	(18.59)	(17.57)
2017	357	11.08	13.03	3,960	1.62	0.25	1.45	13.29	14.70

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Third Avenue Value (b)
2021	2,424	9.39	9.39	22,774	0.01	1.25	1.25	16.65	16.65
2020	2,115	8.05	8.82	17,020	0.02	0.25	1.45	(6.61)	(5.57)
2019	2,052	8.62	9.34	17,694	0.28	0.25	1.45	7.62	8.86
2018	1,992	8.01	8.58	15,964	2.03	0.25	1.45	(23.86)	(22.84)
2017	1,933	10.52	11.12	20,337	0.85	0.25	1.45	8.57	9.88
TOPS® Aggressive Growth ETF
2021	25,530	13.46	13.46	343,684	0.01	1.25	1.25	13.97	13.97
2020	—	11.81	12.30	—	—	0.25	1.45	7.36	8.66
2019	—	11.00	11.32	—	—	0.25	1.45	18.66	20.17
2018	—	9.27	9.42	—	—	0.25	1.45	(14.17)	(13.10)
2017	—	10.80	10.84	—	—	0.25	1.45	8.00	8.40
TOPS® Balanced ETF
2021	14,845	11.64	11.64	172,797	—	0.25	0.25	5.82	5.82
2020	—	10.63	11.07	—	—	0.25	1.45	3.40	4.63
2019	—	10.28	10.58	—	—	0.25	1.45	10.78	12.08
2018	—	9.28	9.44	—	—	0.25	1.45	(9.99)	(8.79)
2017	—	10.31	11.34	—	—	0.25	1.45	3.10	9.04
TOPS® Conservative ETF
2021	420,872	10.41	10.91	4,405,671	0.02	0.25	1.25	1.66	2.83
2020	50,008	10.24	10.67	530,413	—	0.25	1.45	1.99	3.29
2019	—	10.04	10.33	—	—	0.25	1.45	6.47	7.72
2018	—	9.43	9.59	—	—	0.25	1.45	(6.82)	(5.70)
2017	—	10.12	10.82	—	—	0.25	1.45	1.20	5.36

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
TOPS® Growth ETF
2021	49,986	12.80	13.42	648,162	0.00	0.25	1.25	11.21	12.58
2020	—	11.51	11.99	—	—	0.25	1.45	6.48	7.82
2019	—	10.81	11.12	—	—	0.25	1.45	16.36	17.80
2018	—	9.29	9.44	—	—	0.25	1.45	(12.85)	(11.86)
2017	—	10.66	12.43	—	—	0.25	1.45	6.60	15.09
TOPS® Managed Risk Moderate Growth ETF
2021	47,434	10.99	10.99	521,199	0.02	1.25	1.25	5.88	5.88
2020	—	10.38	10.82	—	—	0.25	1.45	0.87	2.17
2019	—	10.29	10.59	—	—	0.25	1.45	10.17	11.47
2018	—	9.34	9.50	—	—	0.25	1.45	(10.88)	(9.70)
2017	—	10.48	11.53	—	—	0.25	1.45	4.80	11.72
VanEck VIP Global Gold
2021	19,870	9.55	10.05	196,388	0.12	0.25	1.25	(17.76)	(16.81)
2020	32,649	11.48	12.22	392,379	0.03	0.25	1.45	32.54	34.22
2019	22,239	8.56	9.22	204,382	—	0.25	1.45	32.66	34.37
2018	22,464	6.39	6.95	156,082	2.99	0.25	1.45	(20.21)	(19.35)
2017	23,841	7.93	8.71	207,697	7.10	0.25	1.45	7.80	9.28
VanEck VIP Global Resources (b)
2021	20,720	5.09	6.46	124,830	0.00	0.25	1.25	13.53	14.90
2020	26,572	4.43	5.69	146,413	0.00	0.25	1.45	13.80	15.01
2019	19,680	3.86	5.00	94,280	—	0.25	1.45	6.61	7.97
2018	20,805	3.58	4.69	92,578	—	0.25	1.45	(31.53)	(30.67)
2017	33,181	5.18	6.85	217,335	—	0.25	1.45	(6.29)	(5.06)

(b)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Vanguard® VIF Balanced
2021	205,408	14.47	15.62	3,152,836	0.01	0.25	1.65	13.40	15.19
2020	70,960	12.76	13.68	938,575	0.02	0.25	1.85	5.37	7.13
2019	58,693	12.11	12.77	731,574	2.47	0.25	1.85	16.67	18.46
2018	49,218	10.38	10.78	523,334	13.39	0.65	1.85	(7.98)	(6.83)
2017	10,036	11.28	11.57	113,284	0.68	0.65	1.85	9.30	10.61
Vanguard® VIF Capital Growth
2021	67,802	18.67	20.16	1,311,086	0.01	0.25	1.65	15.75	17.69
2020	62,250	16.13	17.29	1,037,907	0.01	0.25	1.85	11.86	13.68
2019	61,457	14.42	15.21	909,794	1.65	0.25	1.85	20.57	22.46
2018	30,392	11.96	12.42	364,781	0.90	0.65	1.85	(5.90)	(4.75)
2017	27,594	12.71	13.04	351,810	0.93	0.65	1.85	22.68	24.19
Vanguard® VIF Conservative Allocation
2021	583,293	11.48	12.39	6,875,828	0.02	0.25	1.65	0.97	2.57
2020	234,847	11.37	12.19	2,724,001	0.02	0.25	1.85	6.46	8.16
2019	123,092	10.68	11.27	1,349,658	1.45	0.25	1.85	10.33	12.03
2018	53,425	9.68	10.06	518,882	2.99	0.65	1.85	(7.63)	(6.42)
2017	155,171	10.48	10.75	1,627,133	0.92	0.65	1.85	5.65	6.86
Vanguard® VIF Diversified Value
2021	50,133	15.40	16.78	826,973	0.01	0.25	1.65	24.29	26.29
2020	18,339	12.39	13.29	236,656	0.02	0.25	1.85	6.44	8.22
2019	34,678	11.64	12.28	411,821	2.29	0.25	1.85	19.75	21.70
2018	23,329	9.72	10.09	227,996	2.79	0.65	1.85	(13.45)	(12.41)
2017	21,910	11.23	11.52	246,959	3.06	0.65	1.85	7.77	9.09
Vanguard® VIF Equity Income
2021	115,229	15.03	16.22	1,844,856	0.02	0.25	1.65	19.38	21.32
2020	83,154	12.59	13.50	1,102,923	0.02	0.25	1.85	(1.64)	(0.07)
2019	82,724	12.80	13.51	1,094,241	2.44	0.25	1.85	18.52	20.41
2018	77,330	10.80	11.22	854,005	1.52	0.65	1.85	(10.45)	(9.30)
2017	57,757	12.06	12.37	701,831	2.18	0.65	1.85	12.61	14.01

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Vanguard® VIF Equity Index
2021	245,632	18.84	20.33	4,968,973	0.01	0.25	1.65	22.50	24.42
2020	79,786	15.38	16.49	1,297,571	0.01	0.25	1.85	12.59	14.36
2019	36,318	13.66	14.42	516,380	0.48	0.25	1.85	24.98	27.05
2018	5,748	10.93	11.35	64,422	—	0.65	1.85	(8.99)	(7.87)
2017	1,964	12.01	12.32	24,105	1.66	0.65	1.85	15.81	17.22
Vanguard® VIF Global Bond Index
2021	59,734	10.08	10.08	601,922	0.02	0.25	0.25	(4.91)	(4.91)
2020	6,855	10.35	10.63	72,702	0.00	0.25	1.85	1.67	3.20
2019	—	10.18	10.30	—	—	0.25	1.85	1.80	3.00
Vanguard® VIF Growth
2021	69,389	21.58	23.29	1,598,527	0.00	0.25	1.65	12.28	14.05
2020	12,652	19.22	20.61	245,973	0.00	0.25	1.85	36.31	38.51
2019	7,851	14.10	14.88	111,198	0.41	0.25	1.85	27.49	29.50
2018	7,835	11.06	11.49	86,947	0.34	0.65	1.85	(4.57)	(3.45)
2017	7,641	11.59	11.90	88,798	0.81	0.65	1.85	24.62	26.33
Vanguard® VIF High Yield Bond
2021	105,111	10.71	11.56	1,208,776	0.05	0.25	1.65	(1.20)	0.35
2020	120,169	10.84	11.63	1,381,463	0.03	0.25	1.85	0.65	2.29
2019	83,688	10.77	11.37	941,573	6.22	0.25	1.85	10.12	12.02
2018	45,030	9.78	10.15	453,510	5.25	0.65	1.85	(7.30)	(6.28)
2017	41,551	10.55	10.83	447,313	6.20	0.65	1.85	1.93	3.14
Vanguard® VIF International
2021	281,760	18.70	20.18	5,683,100	0.00	0.25	1.65	(6.22)	(4.72)
2020	154,942	19.94	21.38	3,268,296	0.01	0.25	1.85	50.04	52.50
2019	118,105	13.29	14.02	1,637,641	1.15	0.25	1.85	25.02	26.99
2018	83,700	10.63	11.04	914,398	0.56	0.65	1.85	(16.76)	(15.73)
2017	43,225	12.77	13.10	558,355	0.14	0.65	1.85	35.85	37.46

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Vanguard® VIF Mid-Cap Index
2021	277,347	16.74	18.07	4,827,809	0.01	0.25	1.65	18.47	20.39
2020	190,747	14.13	15.15	2,744,483	0.01	0.25	1.85	12.41	14.25
2019	71,205	12.57	13.26	914,575	0.62	0.25	1.85	24.70	26.65
2018	23,079	10.08	10.47	239,540	2.47	0.65	1.85	(13.62)	(12.60)
2017	12,213	11.67	11.98	145,631	4.24	0.65	1.85	13.41	14.86
Vanguard® VIF Moderate Allocation
2021	436,212	12.83	13.85	5,869,009	0.02	0.25	1.65	4.82	6.54
2020	444,966	12.24	13.12	5,614,456	0.01	0.25	1.85	8.32	10.07
2019	156,912	11.30	11.92	1,843,165	1.80	0.25	1.85	13.91	15.73
2018	69,190	9.92	10.30	701,714	2.03	0.65	1.85	(9.49)	(8.36)
2017	67,773	10.96	11.24	753,688	3.46	0.65	1.85	9.38	10.63
Vanguard® VIF Real Estate Index
2021	98,657	13.97	15.08	1,480,447	0.01	0.25	1.65	33.56	35.73
2020	24,763	10.46	11.21	273,043	0.01	0.25	1.85	(9.36)	(7.96)
2019	14,711	11.54	12.18	172,402	1.40	0.25	1.85	22.64	24.67
2018	3,798	9.41	9.77	35,948	2.32	0.65	1.85	(9.78)	(8.69)
2017	12,262	10.43	10.70	128,371	1.58	0.65	1.85	(0.19)	0.94
Vanguard® VIF Short Term Investment Grade
2021	622,758	8.70	9.39	5,829,899	0.01	0.25	1.65	(5.13)	(3.59)
2020	199,759	9.17	9.83	1,942,195	0.03	0.25	1.85	0.44	2.08
2019	92,945	9.13	9.63	885,722	2.74	0.25	1.85	0.66	2.34
2018	103,551	9.07	9.41	967,505	0.96	0.65	1.85	(3.72)	(2.59)
2017	27,655	9.42	9.66	266,214	2.47	0.65	1.85	(2.79)	(1.63)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Vanguard® VIF Small Company Growth (d)
2021	17,036	18.52	18.52	315,474	0.00	0.25	0.25	10.57	10.57
2020	17,605	15.77	16.91	294,852	0.01	0.25	1.85	17.34	19.25
2019	11,430	13.44	14.18	160,749	0.74	0.25	1.85	21.96	23.95
2018	36,465	11.02	11.44	414,290	0.32	0.65	1.85	(11.63)	(10.63)
2017	12,252	12.47	12.80	155,776	1.68	0.65	1.85	17.53	19.07
Vanguard® VIF Total Bond Market Index
2021	1,193,149	9.01	9.72	11,527,976	0.02	0.25	1.65	(6.34)	(4.89)
2020	429,315	9.62	10.32	4,378,791	0.02	0.25	1.85	2.45	4.14
2019	290,954	9.39	9.91	2,852,581	2.33	0.25	1.85	3.53	5.20
2018	190,057	9.07	9.42	1,778,827	1.94	0.65	1.85	(4.93)	(3.68)
2017	102,615	9.54	9.78	998,805	0.81	0.65	1.85	(1.34)	(0.31)
Vanguard® VIF Total International Stock Market Index
2021	453,639	11.43	11.90	5,392,917	0.02	0.25	1.65	3.44	5.12
2020	75,636	11.05	11.35	855,008	0.01	0.25	1.85	5.84	7.58
2019	28,834	10.44	10.55	303,348	—	0.25	1.85	4.40	5.50
Vanguard® VIF Total Stock Market Index
2021	841,611	18.52	19.99	16,793,913	0.01	0.25	1.65	19.64	21.59
2020	187,528	15.48	16.59	3,064,148	0.01	0.25	1.85	14.84	16.67
2019	116,239	13.48	14.22	1,623,787	1.12	0.25	1.85	24.58	26.51
2018	65,181	10.82	11.24	719,633	1.25	0.65	1.85	(9.83)	(8.77)
2017	42,982	12.00	12.32	519,140	1.75	0.65	1.85	15.16	16.67
Victory RS Partners (d)
2021	17,811	32.09	32.09	572,076	—	0.90	0.90	24.67	24.67
2020	19,212	25.74	25.74	495,005	—	0.90	0.90	(3.41)	(3.41)
2019	20,357	26.65	26.65	542,958	0.90	0.90	0.90	25.71	25.71
2018	22,021	21.20	21.20	467,217	0.34	0.90	0.90	(15.44)	(15.44)
2017	24,094	25.07	25.07	604,181	—	0.90	0.90	9.86	9.86

(d)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Victory RS Science and Technology
2021	33,576	40.77	42.04	1,412,788	—	0.90	1.10	(12.92)	(12.73)
2020	42,257	45.83	48.17	2,036,781	—	0.90	1.25	58.14	58.71
2019	40,788	28.98	30.35	1,238,664	—	0.90	1.25	33.55	34.00
2018	41,311	21.70	22.65	936,054	—	0.90	1.25	(4.87)	(4.55)
2017	27,283	22.81	23.73	647,735	—	0.90	1.25	38.66	39.26
Victory RS Value
2021	120,586	15.82	16.31	1,965,988	0.00	0.90	1.10	22.26	22.45
2020	136,276	12.67	13.32	1,813,765	—	0.90	1.25	(6.70)	(6.33)
2019	174,502	13.58	14.22	2,478,079	0.63	0.90	1.25	25.97	26.29
2018	157,206	10.78	11.26	1,770,118	0.55	0.90	1.25	(14.51)	(14.11)
2017	206,943	12.61	13.11	2,708,008	0.19	0.90	1.25	12.49	12.92
Virtus Ceredex Mid Cap Value Equity
2021	15,659	20.63	20.63	323,619	—	0.90	0.90	23.83	23.83
2020	18,546	16.66	16.66	309,476	0.01	0.90	0.90	(5.34)	(5.34)
2019	25,192	17.60	17.60	443,713	0.96	0.90	0.90	27.63	27.63
2018	18,509	13.79	13.79	255,628	0.71	0.90	0.90	(11.60)	(11.60)
2017	20,243	15.60	15.60	315,963	0.79	0.90	0.90	6.92	6.92
Virtus Duff & Phelps Real Estate Securities Series
2021	25,176	16.59	17.53	434,799	0.01	0.25	1.25	40.12	41.71
2020	26,873	11.84	12.55	321,081	0.01	0.25	1.45	(5.88)	(4.71)
2019	8,142	12.58	13.17	102,826	1.65	0.25	1.45	21.90	23.43
2018	9,732	10.32	10.67	101,083	1.09	0.25	1.45	(10.65)	(9.58)
2017	20,752	11.55	11.80	240,819	1.36	0.25	1.45	1.40	2.61
Virtus KAR Small-Cap Growth Series
2021	45,236	34.13	36.97	1,624,708	—	0.25	1.25	0.41	1.62
2020	41,193	33.99	36.84	1,450,876	—	0.25	1.45	38.34	39.97
2019	46,042	24.57	26.32	1,162,475	—	0.25	1.45	31.32	32.93
2018	34,521	18.71	19.80	653,197	—	0.25	1.45	6.79	8.08
2017	30,184	17.52	18.32	541,210	—	0.25	1.45	34.67	36.41

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
Virtus Newfleet Multi-Sector Intermediate Bond Series
2021	12,099	9.56	9.99	119,700	0.01	0.25	1.25	(3.34)	(2.15)
2020	57,161	9.89	10.36	582,420	0.03	0.25	1.45	1.85	3.19
2019	61,550	9.71	10.04	608,302	2.72	0.25	1.45	5.66	6.92
2018	112,337	9.19	9.39	1,037,703	3.88	0.25	1.45	(6.89)	(5.82)
2017	116,112	9.87	9.97	1,145,914	7.21	0.25	1.45	2.07	3.32
Virtus SGA International Growth Series
2021	56,985	9.36	9.91	558,722	—	0.25	1.25	3.54	4.87
2020	90,912	9.04	9.45	849,898	—	0.25	1.45	18.32	19.62
2019	93,139	7.64	7.90	728,469	0.67	0.25	1.45	13.35	14.83
2018	152,149	6.74	6.88	1,037,519	3.30	0.25	1.45	(20.33)	(19.34)
2017	116,344	8.45	8.53	985,433	1.79	0.25	1.45	10.88	12.24
Virtus Strategic Allocation Series
2021	18,560	15.54	17.33	293,684	0.00	0.25	1.25	2.85	4.15
2020	7,705	15.11	16.89	118,378	0.01	0.25	1.45	28.16	30.10
2019	6,443	11.79	13.02	75,964	1.30	0.25	1.45	20.55	22.02
2018	6,428	9.78	10.67	62,868	2.61	0.25	1.45	(10.03)	(8.96)
2017	1,008	10.87	11.72	10,957	1.94	0.25	1.45	13.82	15.13
Voya MidCap Opportunities Portfolio
2021	9,525	20.26	26.45	243,933	—	0.25	1.25	6.74	8.09
2020	2,215	18.98	24.85	54,225	—	0.25	1.45	34.42	36.09
2019	839	14.12	18.26	11,803	0.09	0.25	1.45	23.32	24.73
2018	814	11.45	14.64	9,292	—	0.25	1.45	(11.92)	(10.84)
2017	—	13.00	16.42	—	—	0.25	1.45	19.05	20.56
VY Clarion Global Real Estate Portfolio
2021	14,453	12.03	13.67	196,061	0.02	0.25	1.25	28.12	29.70
2020	10,568	9.39	10.71	106,892	0.05	0.25	1.45	(9.36)	(8.23)
2019	9,769	10.36	11.67	108,611	2.48	0.25	1.45	18.81	20.19
2018	9,835	8.72	9.71	91,286	4.82	0.25	1.45	(12.89)	(11.73)
2017	10,513	10.01	11.00	111,883	3.32	0.25	1.45	5.59	6.90

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3) (4)	Total Returns Highest (%) (3) (4)
VY Clarion Real Estate Portfolio
2021	32,526	18.44	18.44	599,805	0.00	0.25	0.25	46.93	46.93
2020	—	10.73	12.75	—	—	0.25	1.45	(10.73)	(9.64)
2019	—	12.02	14.11	—	—	0.25	1.45	22.40	23.88
2018	—	9.82	11.39	—	—	0.25	1.45	(11.85)	(10.74)
2017	8,136	11.14	12.76	102,788	3.12	0.25	1.45	0.45	1.67
Western Asset Variable Global High Yield Bond
2021	175,859	9.76	11.81	2,057,484	0.04	0.25	1.35	(3.37)	(2.20)
2020	176,766	10.10	12.13	2,136,722	0.02	0.25	1.45	2.43	3.74
2019	355,049	9.86	11.76	4,169,164	4.87	0.25	1.45	9.07	10.32
2018	383,461	9.04	10.76	4,114,546	4.31	0.25	1.45	(8.41)	(7.18)
2017	473,780	9.87	11.73	5,519,774	5.93	0.25	1.45	3.68	4.92

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The additional fees for the mortality and expense risk charges applied to policies whose contract values are less than $100,000 are excluded from these ratios because they result in reductions of contract owner units, rather than direct reductions to the unit values. See Note 2.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

323